UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23325

SIX CIRCLES TRUST

On behalf of the following series:

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles Ultra Short Duration Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

(Exact name of registrant as specified in charter)

383 Madison Avenue, New York, NY 10179

(Address of principal executive offices) (Zip Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 464-2070

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2022

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For additional information about the risks of investing in the Funds’ see section 5 starting on page 304.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

December 31, 2022 (Unaudited)

Dear Shareholder,

We hope this letter finds you well.

In 2022, a steady stream of market, economic and geopolitical events helped shape often volatile financial markets.

The Six Circles Funds are designed to help our discretionary portfolios navigate through changing markets, by giving us the flexibility to target key themes and our highest conviction ideas. On the following pages, we provide detailed discussions on the strategies we implemented in each of the Six Circles Funds during the 12-month period covered by this report.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you and yours a healthy, happy and prosperous 2023.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2022	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2022 (Unaudited)

2022 was a challenging year for markets globally with rising recession risks. The MSCI USA Index fell 19.46% through December 2022. Developed Non-U.S. and Emerging Markets equities also fell, with the MSCI World ex-USA Index, MSCI Emerging Markets Index and MSCI World Index down 14.29%, 20.09% and 18.14% during the period, respectively.

Global bond and cash markets outperformed equities, with the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index up 1.52% and the Bloomberg Barclays Global-Aggregate Index - Hedged USD down 11.22%.

In order to slow down high inflation, the Fed raised rates by 4.25% in 2022 and reiterated that they will continue to do so until inflation falls from elevated levels. Given the year end pricing of Fed Funds futures contracts, we believe the market is pricing in a peak Fed funds rate of approximately 5%, which is a sign investors believe the Fed must continue tightening significantly to curb inflation.

2	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(0.04)%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.52%

Net Assets as of 12/31/2022 (In Thousands)	$567,422
Duration	0.52 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund mainly invests in U.S. dollar and non-U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. The Fund allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)(a)
•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(a)	During the reporting period, the Adviser did not allocate Fund assets to Goldman.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2022 through December 31, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, and underperformed relative to the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Investment Grade Credit and Securitized Credit comprised approximately 83% of the Fund’s exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, both sectors detracted from the Fund’s performance on an absolute basis and relative to the Index.

The Fund’s exposure to Government Bonds was the Fund’s largest sector underweight relative to the Index and comprised approximately 9% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, the sector detracted from the Fund’s performance on an absolute basis, but contributed to the Fund’s performance relative to the Index.

On an allocation level, the Fund’s allocations to Core Ultra Short contributed to the Fund’s return on an absolute basis, while its allocation to Global Markets detracted.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period the Fund was allocated to two Sub-Advisers as follows.

PORTFOLIO ALLOCATION***
Core Ultra Short (BlackRock)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

DECEMBER 31, 2022	SIX CIRCLES TRUST	3

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income market, with approximately 97% of the Fund invested in instruments with maturities of three years and under as of December 31, 2022.

The Adviser allocates to the two Sub-Advisers, with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2022, invests in a diversified fixed income portfolio on the shorter end of the U.S. fixed income market, balancing income against credit quality, within the context of the broader Portfolios.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2022, has a broad investment universe, seeking total return opportunities within the global fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (July 9, 2018)
Six Circles Ultra Short Duration Fund	(0.04)%	1.28%

GROWTH OF $10,000 REPORT (07/09/2018 TO 12/31/2022)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	(0.11)% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Fund’s derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.31% and 0.18% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Ultra Short Duration Fund and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index from July 9, 2018 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

4	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(0.36)%
iMoneyNet Tax-Free National Institutional Money Market Index	0.98%

Net Assets as of 12/31/2022 (In Thousands)	$564,290
Duration	0.53 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund invests at least 50% of its net assets in municipal securities, the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments. The Fund allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)(a)
•	Insight North America LLC (“Insight”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(a)	During the reporting period, the Adviser did not allocate Fund assets to Goldman.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2022 through December 31, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, and underperformed relative to the iMoneyNet Tax-Free National Institutional Money Market Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Municipal Bonds and Investment Grade Credit were the largest sector exposures in the Fund on a look-through basis and comprised approximately 67% and 16% of the Fund, respectively, at the end of the reporting period. Both exposures detracted from the Fund’s performance on an absolute basis and relative to the Index.

On an allocation level, the Fund’s allocation to Core Municipal Ultra Short contributed to the Fund’s return on an absolute basis, while its allocation to Global Markets detracted.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period the Fund was allocated to two Sub-Advisers as follows.

PORTFOLIO ALLOCATION***
Core Municipal Ultra Short (Insight)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income

DECEMBER 31, 2022	SIX CIRCLES TRUST	5

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

market, with approximately 99% of the Fund invested in instruments with maturities of three years and under as of December 31, 2022.

The Adviser allocates to the two Sub-Advisers, with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Municipal Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2022, invests in a diversified fixed income portfolio on the shorter end of the U.S. municipal fixed income market, balancing income against credit quality, within the context of the broader Portfolio.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2022, has a broad investment universe, seeking total return opportunities within the global taxable fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (July 9, 2018)
Six Circles Tax Aware Ultra Short Duration Fund	(0.36)%	0.89%

GROWTH OF $10,000 REPORT (07/09/2018 TO 12/31/2022)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	0.03% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Funds derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.30% and 0.15% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Ultra Short Duration Fund and the iMoneyNet Tax-Free National Institutional Money Market Index from July 9, 2018 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Although the performance of the iMoneyNet Tax-Free National Institutional Money Market Index reflects returns of constituent mutual funds net of expenses, the index itself is unmanaged and no expenses are deducted at the index level. The performance of the Index has also been adjusted to reflect reinvestment of all dividends and capital gain distributions of the mutual funds included in the Index, if applicable.

The iMoneyNet Tax-Free National Institutional Money Market Index is an average of all tax-free and municipal, U.S.-domiciled institutional and retail money market funds. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

6	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(21.22)%
MSCI USA Index	(19.46)%

Net Assets as of 12/31/2022 (In Thousands)	$14,690,706

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles U.S. Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2022 through December 31, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, and underperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Health Care, Information Technology and Industrials sectors comprised approximately 69% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector overweights relative to the

Index. During the reporting period, Health Care contributed to the fund’s performance on an absolute basis while Industrials and Information Technology detracted. Relative to the index, Health Care and Information Technology contributed to the Fund’s performance, while Industrials detracted.

Consumer Staples, Energy and Consumer Discretionary sectors comprised approximately 9% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector underweights relative to the Index. Energy and Consumer Staples contributed to the Fund’s performance on an absolute basis while Consumer Discretionary detracted. Relative to the Index, all three sectors detracted from the Fund’s performance. Additionally, the Fund’s underweight to Communication Services was the largest detractor of Fund performance relative to the Index. Communication Services comprised 7% of the Fund’s sector exposure on a look-through basis at the end of the reporting period.

On an allocation level, the Fund’s allocation to U.S. Pharmaceuticals was the largest contributor to the Fund’s return on an absolute basis, whereas U.S. Internet Retail was the largest detractor to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to fourteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
USA	21%
U.S. Software	16
U.S. Financials	11
U.S. Pharmaceuticals	9
U.S. Managed Health Care	8
U.S. Air, Freight & Logistics	6
U.S. Industrials	6
U.S Data Processing	5
U.S. Interactive Media & Services	5
Life Sciences Tools & Services	3
U.S. Technology, Hardware & Equipment	3
U.S. Semiconductor & Semiconductor Equipment	3
U.S. Beverages	2
U.S. Internet Retail	2

DECEMBER 31, 2022	SIX CIRCLES TRUST	7

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

Allocation to Broad USA comprised approximately 21% of the Fund as of December 31, 2022. Within the context of the broader Portfolios, the Adviser believes that an allocation to Broad USA provides the ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocation to U.S. Software and U.S. Internet Retail provides what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto Cloud-based platforms. These exposures collectively comprised approximately 18% of the Fund as of December 31, 2022.

Allocation to U.S. Financials comprised approximately 11% of the Fund as of December 31, 2022. The Adviser believes in capital adequacy and dividend sustainability in the sector and currently has conviction in the sector given compelling valuations and more realistic market expectations about potential credit costs and buybacks.

Allocation to U.S. Pharmaceuticals comprised approximately 9% of the Fund, as of December 31, 2022. The Adviser believes that pharmaceutical companies have strong fundamentals with attractive valuations in the current market.

Allocation to U.S. Managed Health Care comprised approximately 8% of the Fund as of December 31, 2022. The Adviser believes that the allocation focuses on the intersection of health care and innovation, focusing on four paradigm shifts within Health Care identified by the Adviser, including big data, advanced diagnostics, targeted therapies, and enhanced aging.

Allocation to U.S. Industrials was approximately 6% of the Fund as of December 31, 2022.

Allocation to U.S. Air, Freight & Logistics comprised approximately 6% of the Fund as of December 31, 2022.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 5% of the Fund as of December 31, 2022. The Adviser believes in the opportunities available in the cloud market and views this exposure as potential for continued strength in earnings growth.

Allocation to U.S. Data Processing was approximately 5% of the Fund as of December 31, 2022. The Adviser believes that the companies within the sector’s core business have been accelerating and expanding into new payment flows.

Allocation to Life Sciences Tools & Services was approximately 3% of the Fund as of December 31, 2022. The Adviser believes that the sector is comprised of high quality and large cap companies with high potential earnings growth.

Allocation to U.S. Technology Hardware & Equipment allows the Adviser to access specific exposures within the Technology sector. The allocation comprised approximately 3% of the Fund as of December 31, 2022.

The Adviser believes that valuations for U.S. Semiconductors & Semiconductor Equipment companies are now more reasonable and provide an attractive entry point. This allocation comprised approximately 3% of the Fund as of December 31, 2022.

Allocation to U.S. Beverages was approximately 2% of the Fund’s exposure as of December 31, 2022 and reflects the Adviser’s belief that this industry is relatively defensive versus the market.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (July 9, 2018)
Six Circles U.S. Unconstrained Equity Fund	(21.22)%	9.30%

GROWTH OF $10,000 REPORT (07/09/2018 TO 12/31/2022)

8	SIX CIRCLES TRUST	DECEMBER 31, 2022

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.26% and 0.05% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles U.S. Unconstrained Equity Fund and the MSCI USA Index from July 9, 2018 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the secu rities included in the Index, if applicable.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 626 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2022	SIX CIRCLES TRUST	9

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(13.60)%
MSCI World ex-USA Index	(14.29)%

Net Assets as of 12/31/2022 (In Thousands)	$11,380,626

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles International Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2022 through December 31, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, but outperformed the MSCI World ex-USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Health Care, Consumer Discretionary and Information Technology sectors comprised approximately 44% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. All three sectors detracted on an absolute basis. Relative to the Index, the Fund’s overweight to Health Care contributed to the Fund’s performance, while Information Technology modestly detracted.

Industrials, Communication Services and Materials sectors comprised approximately 9% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. All three sectors detracted from the Fund’s performance on an absolute basis. Relative to the Index, Communication Services and Industrials contributed to the Fund’s performance, while Materials detracted.

On an allocation level, Europe Semiconductors and Semiconductor Equipment was the largest contributor to the Fund’s performance on an absolute basis, while the allocation to Europe ex-UK was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to fourteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
Europe Financials	18%
Europe Pharmaceuticals	14
Broad UK	11
Switzerland Food Products	9
Europe ex-UK	8
Europe Integrated Oil & Gas	8
Europe Textile Luxury Goods	8
Europe Automobiles	5
Europe Semiconductor & Semiconductor Equipment	5
Europe Industrials	4
Germany Application Software	3
Japan	3
Korea Technology, Hardware, Storage & Peripherals	3
Europe ex-UK Utilities	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

10	SIX CIRCLES TRUST	DECEMBER 31, 2022

Allocation to Europe ex-UK comprised approximately 8% of the Fund as of December 31, 2022. Within the context of the broader Portfolios, the Adviser believes that this is a defensive position and the exposure to renewable energy helps diversify against European Energy positions and provides a growth dynamic to the sector, while trading at reasonable valuations.

Allocation to Europe Pharmaceuticals comprised approximately 14% of the Fund as of December 31, 2022 and provides what the Adviser believes to be a defensive exposure with attractive fundamentals and valuations, within the context of the broader Portfolios.

Allocation to Europe Financials was approximately 18% of the Fund as of December 31, 2022. The Adviser has conviction in this sector due to improved capital levels.

Allocation to Broad UK comprised approximately 11% of the Fund as of December 31, 2022. Within the context of the broader Portfolios, the Adviser believes that the allocation adds to a more cyclical European market that has clarity as COVID-19 subsides.

The Adviser believes that the allocation to Europe Automobiles is expected to perform well as the economy recovers. This allocation comprised approximately 5% of the Fund as of December 31, 2022.

Allocation to Switzerland Food Products was approximately 9% of the fund as of December 31, 2022 and serves as a defensive position, allowing the Adviser access to mainly large cap companies.

The Adviser believes that companies within the Europe Semiconductors sector have reasonable valuations making the exposure very attractive. The sector comprised approximately 5% of the Fund as of December 31, 2022.

Allocation to Europe Industrials was approximately 4% of the Fund as of December 31, 2022. The Adviser believes that the Industrials sector is built on cyclical exposures that will benefit from economic recovery and growth.

Allocation to Europe Textile Luxury Goods was approximately 8% of the Fund as of December 31, 2022.

Allocation to Europe Integrated Oil & Gas was approximately 8% of the Fund as of December 31, 2022.

The Adviser believes that the allocation to Korea Technology Hardware, Storage and Peripherals provides exposure to a strong player within the global technology supply chain. The allocation was approximately 3% of the Fund as of December 31, 2022.

The Adviser believes that allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 1% of the Fund as of December 31, 2022.

The Adviser believes that the allocation to Broad Japan provides exposure to high quality Japanese Equity companies with evolving business models. The allocation was approximately 3% of the Fund as of December 31, 2022

Allocation to German Application Software was approximately 3% of the fund as of December 31, 2022. German Investable Market Index is primarily made up of SAP, a company the advisor believes that the market is currently underappreciating given its cloud transition, value of defensive cashflows, and positive business model changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (July 9, 2018)
Six Circles International Unconstrained Equity Fund	(13.60)%	0.76%

GROWTH OF $10,000 REPORT (07/09/2018 TO 12/31/2022)

DECEMBER 31, 2022	SIX CIRCLES TRUST	11

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.30% and 0.10% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles International Unconstrained Equity Fund and the MSCI World ex-USA Index from July 9, 2018 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 884 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Global Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(8.95)%
Bloomberg Barclays Global-Aggregate Index - Hedged USD	(11.22)%

Net Assets as of 12/31/2022 (In Thousands)	$7,909,895
Duration	6.51 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Global Bond Fund (the “Fund”) seeks to provide total return. The Fund invests mainly in a global portfolio of investment grade fixed income securities with varying maturities across government, corporate, and securitized fixed income sectors. The Fund will also allocate across a number of different countries around the World.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	PGIM, Inc. (“PGIM”)

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2022 through December 31, 2022, (the “reporting period”) the Fund posted a negative return on an absolute basis, but outperformed relative to the Bloomberg Barclays Global-Aggregate Index – Hedged USD (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Investment Grade Credit was the largest sector exposure in the Fund on a look-through basis and comprised approximately 41% of the Fund at the end of the reporting period, with the Fund being overweight this sector relative to the Index. Investment Grade Credit detracted from the Fund’s performance on an absolute basis during the reporting period, but contributed relative to the Index.

Government Bonds comprised approximately 33% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being underweight this sector relative to the Index. During the reporting period, exposure to Government Bonds detracted from the Fund’s performance on an absolute basis, however was the largest contributor to performance relative to the Index.

On an allocation level, the Fund’s allocation to China Treasury & Policy Bank contributed to the Fund’s return on an absolute basis during the reporting period, while the allocation to Pan-European Government was the largest detractor.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to twelve strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Pan-European Credit (BlackRock)	34%
China Treasury + Policy Bank (BlackRock)	10
U.S. Treasury 10-20 Year (BlackRock)	10
Global Credit (PGIM)	8
Global Securitized (PIMCO)	8
Pan-European Government (BlackRock)	7
U.S. Securitized (BlackRock)	7
Asia Pacific Government ex- China (BlackRock)	5
Global Government (PGIM)	4
U.S. Credit (BlackRock)	3
U.S. Government (BlackRock)	3
Pan- European Securitized (BlackRock)	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2022 for financial

DECEMBER 31, 2022	SIX CIRCLES TRUST	13

Six Circles Global Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

Allocation to Global Credit and Pan European Credit comprised approximately 42% of the Fund as of December 31, 2022 and provide what the Adviser believes to be a full tracking error, flexible access point to a broad range of global corporate bonds across different regions, sectors, and credit qualities.

Allocations to Asia Pacific Government ex-China and Pan-European Government comprised approximately 12% of the Fund as of December 31, 2022 and provide what the Adviser believes is a low tracking error, tactical way to allocate to government bonds within these regions.

Allocation to Global Securitized and Pan European Securitized comprised approximately 9% of the Fund as of December 31, 2022 and provide what the Adviser believes to be full tracking error, flexible access to a broad range of securitized debt across different regions, sectors, and credit qualities.

The Adviser believes that the allocation to Global Government provides full tracking error access to a broad range of government bonds across different regions. The allocation was approximately 4% of the Fund as of December 31, 2022.

Allocations to U.S. Treasury, U.S. Credit, U.S. Government, and U.S. Securitized comprised approximately 23% of the Fund as of December 31, 2022. These allocations provide what the Adviser believes is a low tracking error, tactical way to allocate within these sectors.

Allocations to China Treasury & Policy Bank comprised approximately 10% of the Fund as of December 31, 2022. This exposure allows the portfolio to tactically allocate to Chinese government bonds.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (May 19, 2020)
Six Circles Global Bond Fund	(8.95)%	(2.82)%

GROWTH OF $10,000 REPORT (05/19/2020 TO 12/31/2022)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	(1.51)% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Funds derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.30% and 0.11% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Global Bond Fund and the Bloomberg Barclays Global-Aggregate Index - Hedged USD from May 19, 2020 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Global-Aggregate Index - Hedged USD does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

14	SIX CIRCLES TRUST	DECEMBER 31, 2022

The Bloomberg Barclays Global-Aggregate Index - Hedged USD provides a broad-based measure of the global investment grade fixed income markets. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2022	SIX CIRCLES TRUST	15

Six Circles Tax Aware Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(7.32)%
Bloomberg Barclays 1-15 Year Municipal Bond Index	(5.95)%

Net Assets as of 12/31/2022 (In Thousands)	$5,860,578
Duration	5.76 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Bond Fund (the “Fund”) seeks to provide after-tax total return. The Fund invests at least 50% in municipal securities across varying maturity ranges, the income from which is exempt from federal income tax(a). The Fund also may invest in taxable instruments.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	Allspring Global Investments, LLC (“Allspring”)
•	BlackRock Investment Management, LLC (“BlackRock”)(b)
•	Capital International Inc. (“Capital Group”)
•	Nuveen Asset Management, LLC (“Nuveen”)

(b)	During the reporting period, the Adviser did not allocate Fund assets to this Sub-Adviser.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2022 through December 31, 2022, (the “reporting period”), the Fund posted a negative return on an absolute basis, and underperformed relative to the Bloom-

berg Barclays 1-15 Year Municipal Bond Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Investment Grade Rated Municipal Bonds were the largest sector exposure in the Fund on a look-through basis and comprised approximately 88% of the Fund at the end of the reporting period, with the Fund being underweight this sector relative to the Index. During the reporting period, this sector detracted from the Fund’s performance on both an absolute basis, and relative to the Index.

High Yield Municipal Bonds were approximately 9% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being overweight this sector relative to the Index. During the reporting period, exposure to High Yield Municipal Bonds detracted from the Fund’s performance on an absolute basis and relative to the Index.

On an allocation level, the full tracking error Municipal allocations managed by Nuveen was the largest detractor on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to five strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Municipals (Allspring)	38%
Municipals (Nuveen)	37
Short Duration Municipal (Capital Group)	11
Intermediate Duration Municipal (Capital Group)	8
Long Duration Municipal (Capital Group)	6

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.

16	SIX CIRCLES TRUST	DECEMBER 31, 2022

**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.
(a)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

Allocations to Short Duration Municipal, Intermediate Duration Municipal and Long Duration Municipal comprised approximately 11%, 8% and 6% of the Fund, respectively, as of December 31, 2022. These allocations provide what the Adviser believes to be low tracking error, flexible access points to municipal debt within short, intermediate and long maturity ranges.

The Adviser believes that the allocations to Municipal strategies sub-advised by Nuveen and Allspring provide full tracking error, flexible access to a broad range of municipals across different sectors and credit qualities. Each of these allocations were approximately 38% of the Fund as of December 31, 2022.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (May 19, 2020)
Six Circles Tax Aware Bond Fund	(7.32)%	(0.63)%

GROWTH OF $10,000 REPORT (05/19/2020 TO 12/31/2022)

1)	Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global
Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.28% and 0.13% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Bond Fund and the Bloomberg Barclays 1-15 Year Municipal Bond Index from May 19, 2020 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-15 Year Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2022	SIX CIRCLES TRUST	17

Six Circles Credit Opportunities Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(10.02)%
Bloomberg Barclays U.S. Intermediate Corporate Bond Index	(9.40)%

Net Assets as of 12/31/2022 (In Thousands)	$4,461,834
Duration	3.50 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Credit Opportunities Fund (the “Fund”) seeks to provide total return. The Fund invests mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	BlueBay Asset Management LLP (“BlueBay”)(a)
•	Federated Investment Management Company (“Federated”)(b)
•	Lord Abbett & Co, LLC (“Lord Abbett”)
•	Muzinich & Co., Inc. (“Muzinich”)(a)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	PGIM, INC. (“PGIM”)

(a)	During the reporting period, the Fund has not allocated assets to these Sub-Advisers.
(b)	During the reporting period, the Adviser has reduced the portion of the Fund allocated to Federated to zero.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2022 through December 31, 2022, (the “reporting period”) the Fund posted a negative return on an absolute basis, and underperformed relative to the Bloomberg Barclays U.S. Intermediate Corporate Bond Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, High Yield was the largest sector exposure in the Fund on a look-through basis and comprised approximately 82% of the Fund at the end of the reporting period. During the reporting period, this sector detracted from the Fund’s performance on an absolute basis and relative to the Index.

The Fund’s long position in interest rates and duration via U.S. 2 Year Treasury Note Futures detracted from performance on an absolute basis and relative to the Index as interest rates rose.

Investment Grade Corporate Bonds was the largest sector underweight, with approximately 10% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, exposure to Investment Grade Corporate Bonds detracted from the Fund’s performance on an absolute basis but contributed to the Fund’s performance relative to the Index.

On an allocation level, High Yield allocations managed by PGIM were the largest detractor on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to four Sub-Advisers across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
High Yield (BlackRock)	50%
High Yield (PGIM)	30
Asia High Yield (PIMCO)	17
Short Duration (Lord Abbett)	3

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the

18	SIX CIRCLES TRUST	DECEMBER 31, 2022

net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

Allocations to High Yield managed by BlackRock comprised approximately 50% of the Fund as of December 31, 2022. The Adviser believes that the allocation provides flexibility in the portfolio construction process for adjusting credit quality and sector allocations in response to market movements.

Allocations to High Yield managed by PGIM comprised approximately 30% of the Fund as of December 31, 2022. This allocation provides what the Adviser believes to be a broader market exposure, with potential ability to offer excess returns without taking large sector or credit rating bets.

Allocation to Asia High Yield managed by PIMCO comprised approximately 17% of the Fund as of December 31, 2022 and provides what the Adviser believes to be a more focused exposure to CCC or B-rated names.

Allocations to Short Duration managed by Lord Abbett comprised approximately 3% of the Fund as of December 31, 2022. The Adviser believes that this allocation provides a higher quality, shorter duration exposure and consists of investment grade and securitized bonds.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (August 19, 2020)
Six Circles Credit Opportunities Fund	(10.02)%	(1.32)%

GROWTH OF $10,000 REPORT (08/19/2020 TO 12/31/2022)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	0.47% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Fund’s derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.81% and 0.25% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on August 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Credit Opportunities Fund and the Bloomberg Barclays U.S. Intermediate Corporate Bond Index from August 19, 2020 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Intermediate Corporate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays U.S. Intermediate Corporate Total Return Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2022	SIX CIRCLES TRUST	19

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — 17.3%
American Express Credit Account Master Trust, Series 2022-2, Class A, 3.39%, 05/15/2027		1,200	1,166
Anchorage Capital CLO Ltd., (Cayman Islands),
Series 2014-3RA, Class A, (ICE LIBOR USD 3 Month + 1.05%), 5.42%, 01/28/2031 (e) (aa)		1,226	1,201
Series 2015-7A, Class AR2, (ICE LIBOR USD 3 Month + 1.09%), 5.46%, 01/28/2031 (e) (aa)		1,577	1,553
Atlas Senior Loan Fund III Ltd., (Cayman Islands), Series 2013-1A, Class AR, (ICE LIBOR USD 3 Month + 0.83%), 5.48%, 11/17/2027 (e) (aa)		192	190
Autoflorence Srl, (Italy),
Series 2, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 2.59%, 12/24/2044 (aa)	EUR	725	771
Series 2, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.75%) 2.64%, 12/24/2044 (aa)	EUR	150	155
Autonoria Spain 2022 FT, (Spain),
Series 2022-SP, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.84%), 2.73%, 01/25/2040 (aa)	EUR	800	856
Series 2022-SP, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 2.00%), 3.89%, 01/26/2040 (aa)	EUR	100	106
BA Credit Card Trust,
Series 2021-A1, Class A1, 0.44%, 09/15/2026		2,180	2,055
Series 2022-A2, Class A2, 5.00%, 04/15/2028		1,485	1,501
Barings CLO Ltd., (Cayman Islands), Series 2019-3A, Class A1R, (ICE LIBOR USD 3 Month + 1.07%), 5.31%, 04/20/2031 (e) (aa)		250	245
Battalion CLO Ltd., (Cayman Islands), Series 2020-18A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 5.28%, 10/15/2036 (e) (aa)		1,000	971
Benefit Street Partners CLO Ltd., (Cayman Islands), Series 2015-6BR, Class A, (ICE LIBOR USD 3 Month + 1.19%), 5.43%, 07/20/2034 (e) (aa)		1,000	972
Benefit Street Partners CLO VIII Ltd., (Cayman Islands), Series 2015-8A, Class A1AR, (ICE LIBOR USD 3 Month + 1.10%), 5.34%, 01/20/2031 (e) (aa)		1,000	982
BHG Securitization Trust, Series 2022-B, Class A, 3.75%, 06/18/2035 (e)		103	101
Birch Grove CLO Ltd., (Cayman Islands), Series 19A, Class AR, (ICE LIBOR USD 3 Month + 1.13%), 5.90%, 06/15/2031 (e) (aa)		2,000	1,963

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

BMW Canada Auto Trust, (Canada), Series 2022-1A, Class A1, 3.65%, 12/20/2024 (e)	CAD	601	439
BSPRT Issuer Ltd., (Cayman Islands), Series 2021-FL7, Class A, (ICE LIBOR USD 1 Month + 1.32%), 5.64%, 12/15/2038 (e) (aa)		360	345
Burnham Park CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 5.39%, 10/20/2029 (e) (aa)		436	430
Capital One Multi-Asset Execution Trust, Series 2017-A5, Class A5, (ICE LIBOR USD 1 Month + 0.58%), 4.90%, 07/15/2027 (aa)		900	898
CarMax Auto Owner Trust,
Series 2021-2, Class A3, 0.52%, 02/17/2026		1,021	982
Series 2022-2, Class A2B, (United States 30 Day Average SOFR + 0.60%), 4.41%, 05/15/2025 (aa)		801	801
Series 2022-4, Class A2A, 5.34%, 12/15/2025		700	702
Chesapeake Funding II LLC, Series 2020-1A, Class A2, (ICE LIBOR USD 1 Month + 0.65%), 4.97%, 08/15/2032 (e) (aa)		389	389
CIFC Funding Ltd., (Cayman Islands), Series 2014-5A, Class A1R2, (ICE LIBOR USD 3 Month + 1.20%), 5.28%, 10/17/2031 (e) (aa)		1,000	985
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, (ICE LIBOR USD 1 Month + 1.35%), 5.74%, 10/25/2037 (e) (aa)		108	108
Citibank Credit Card Issuance Trust,
Series 2017-A5, Class A5, (ICE LIBOR USD 1 Month + 0.62%), 4.98%, 04/22/2026 (aa)		900	900
Series 2018-A5, Class A5, (ICE LIBOR USD 1 Month + 0.61%), 4.83%, 08/07/2027 (aa)		900	899
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 05/15/2030 (e)		350	334
Dell Equipment Finance Trust, Series 2021-2, Class A3, 0.53%, 12/22/2026 (e)		500	479
Discover Card Execution Note Trust, Series 2017-A5, Class A5, (ICE LIBOR USD 1 Month + 0.60%), 4.92%, 12/15/2026 (aa)		900	900
DLLST LLC, Series 2022-1A, Class A1, 1.56%, 05/22/2023 (e)		16	16
Dowson plc, (United Kingdom),
Series 2021-2, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.68%), 4.08%, 10/20/2028 (aa)	GBP	256	310

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — continued
Series 2021-2, Class B, Reg. S, (SONIA Interest Rate Benchmark + 1.20%), 4.60%, 10/20/2028 (aa)	GBP	200	239
Series 2022-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.92%), 4.32%, 01/20/2029 (aa)	GBP	273	330
Series 2022-2, Class B, Reg. S, (SONIA Interest Rate Benchmark + 2.70%), 6.10%, 08/20/2029 (aa)	GBP	159	191
Dryden 49 Senior Loan Fund, (Cayman Islands), Series 2017-49A, Class AR, (ICE LIBOR USD 3 Month + 0.95%), 5.14%, 07/18/2030 (e) (aa)		1,491	1,465
ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.53%, 12/26/2046 (e)		826	723
Enterprise Fleet Financing LLC, Series 2019-3, Class A2, 2.06%, 05/20/2025 (e)		41	41
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)		791	702
Ford Auto Securitization Trust, (Canada), Series 2021-AA, Class A2, 1.16%, 10/15/2025 (e)	CAD	1,062	762
Ford Credit Auto Lease Trust, Series 2022-A, Class A2B, (United States 30 Day Average SOFR + 0.60%), 4.41%, 10/15/2024 (aa)		581	581
Ford Credit Auto Owner Trust,
Series 2019-B, Class A4, 2.24%, 10/15/2024		196	195
Series 2022-B, Class A2A, 3.44%, 02/15/2025		2,522	2,502
Ford Credit Floorplan Master Owner Trust A, Series 2020-1, Class A1, 0.70%, 09/15/2025		1,400	1,355
FS Rialto Issuer LLC,
Series 2022-FL4, Class A, (United States 30 Day Average SOFR + 1.90%), 5.71%, 01/19/2039 (e) (aa)		583	565
Series 2022-FL6, Class A, (CME Term SOFR 1 Month + 2.58%), 6.90%, 08/17/2037 (e) (aa)		640	634
Gilbert Park CLO Ltd., (Cayman Islands), Series 2017-1A, Class A, (ICE LIBOR USD 3 Month + 1.19%), 5.27%, 10/15/2030 (e) (aa)		1,650	1,626
GM Financial Automobile Leasing Trust,
Series 2022-2, Class A2, 2.93%, 10/21/2024		1,844	1,823
Series 2022-3, Class A2A, 4.01%, 10/21/2024		1,000	992
GM Financial Consumer Automobile Receivables Trust,
Series 2019-3, Class A4, 2.21%, 11/18/2024		163	162
Series 2020-1, Class A3, 1.84%, 09/16/2024		169	168

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 2022-3, Class A2A, 3.50%, 09/16/2025		4,255	4,213
Series 2022-3, Class A2B, (United States 30 Day Average SOFR + 0.60%), 4.41%, 09/16/2025 (aa)		900	901
GMF Canada Leasing Trust, (Canada), Series 2021-1A, Class A2, 0.64%, 03/20/2024 (e)	CAD	143	106
Hertz Vehicle Financing III LLC, Series 2022-3A, Class A, 3.37%, 03/25/2025 (e)		100	97
Honda Auto Receivables Owner Trust,
Series 2019-3, Class A4, 1.85%, 08/15/2025		204	204
Series 2022-2, Class A2, 3.81%, 03/18/2025		3,110	3,079
Hyundai Auto Receivables Trust,
Series 2022-A, Class A2B, (United States 30 Day Average SOFR + 0.63%), 4.44%, 02/18/2025 (e) (aa)		2,727	2,723
Series 2022-B, Class A2A, 3.64%, 05/15/2025		1,011	1,002
ICG US CLO Ltd., (Cayman Islands), Series 2015-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.14%), 5.37%, 10/19/2028 (e) (aa)		676	667
John Deere Owner Trust, Series 2022-B, Class A2, 3.73%, 06/16/2025		817	809
KREF Ltd., (Cayman Islands), Series 2022-FL3, Class A, (CME Term SOFR 1 Month + 1.45%), 5.77%, 02/17/2039 (e) (aa)		1,310	1,262
Madison Park Funding XLI Ltd., (Cayman Islands), Series 12A, Class AR, (ICE LIBOR USD 3 Month + 0.83%), 5.15%, 04/22/2027 (e) (aa)		836	826
Madison Park Funding XXXIII Ltd., (Cayman Islands), Series 2019-33A, Class AR, (CME Term SOFR 3 Month + 1.29%), 5.15%, 10/15/2032 (e) (aa)		250	246
Master Credit Card Trust, (Canada), Series 2021-1A, Class A, 0.53%, 11/21/2025 (e)		1,500	1,409
Navient Private Education Loan Trust, Series 2017-A, Class A2B, (ICE LIBOR USD 1 Month + 0.90%), 5.22%, 12/16/2058 (e) (aa)		180	180
Navient Student Loan Trust, Series 2019-BA, Class A2B, (ICE LIBOR USD 1 Month + 0.98%), 5.30%, 12/15/2059 (e) (aa)		264	257
Nelnet Student Loan Trust,
Series 2019-2A, Class A, (ICE LIBOR USD 1 Month + 0.90%), 5.29%, 06/27/2067 (e) (aa)		836	827
Series 2021-CA, Class AFL, (ICE LIBOR USD 1 Month + 0.74%), 5.09%, 04/20/2062 (e) (aa)		1,069	1,036

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	21

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — continued
Neuberger Berman Loan Advisers CLO 26 Ltd., (Cayman Islands), Series 2017-26A, Class AR, (ICE LIBOR USD 3 Month + 0.92%), 5.11%, 10/18/2030 (e) (aa)		1,900	1,865
Nissan Auto Lease Trust, Series 2022-A, Class A2A, 3.45%, 08/15/2024		3,662	3,630
OHA Credit Funding 6 Ltd., (Cayman Islands), Series 2020-6A, Class AR, (ICE LIBOR USD 3 Month + 1.14%), 5.38%, 07/20/2034 (e) (aa)		1,000	970
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A2, (United States 30 Day Average SOFR + 1.60%), 5.41%, 03/14/2029 (e) (aa)		835	833
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)		223	218
Oscar US Funding XII LLC, (Japan), Series 2021-1A, Class A2, 0.40%, 03/11/2024 (e)		111	110
Oscar US Funding XIII LLC, (Japan), Series 2021-2A, Class A2, 0.39%, 08/12/2024 (e)		264	260
Palmer Square CLO Ltd., (Cayman Islands), Series 2013-2A, Class A1A3, (ICE LIBOR USD 3 Month + 1.00%), 5.23%, 10/17/2031 (e) (aa)		250	245
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 5.18%, 07/25/2035 (aa)		587	574
Pawnee Equipment Receivables Series LLC,
Series 2021-1, Class A2, 1.10%, 07/15/2027 (e)		759	728
Series 2022-1, Class A1, 3.81%, 08/15/2023 (e)		230	230
Series 2022-1, Class A2, 4.84%, 02/15/2028 (e)		900	893
PCL Funding VI plc, (United Kingdom), Series 2022-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.40%), 4.83%, 07/15/2026 (aa)	GBP	723	867
PRET LLC,
Series 2021-NPL3, Class A1, SUB, 1.87%, 07/25/2051 (e)		692	611
Series 2021-NPL6, Class A1, SUB, 2.49%, 07/25/2051 (e)		478	442
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, SUB, 1.99%, 02/25/2061 (e)		253	228
Prodigy Finance DAC, (Ireland), Series 2021-1A, Class A, (ICE LIBOR USD 1 Month + 1.25%), 5.64%, 07/25/2051 (e) (aa)		112	109
Red & Black Auto Germany UG, (Germany), Series 8, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.75%), 2.44%, 09/15/2030 (aa)	EUR	200	210

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Red & Black Auto Italy Srl, (Italy), Series 1, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 2.59%, 12/28/2031 (aa)	EUR	1,055	1,127
Rockford Tower CLO Ltd., (Cayman Islands), Series 2017-3A, Class A, (ICE LIBOR USD 3 Month + 1.19%), 5.43%, 10/20/2030 (e) (aa)		250	246
RR 3 Ltd., (Cayman Islands), Series 2018-3A, Class A1R2, (ICE LIBOR USD 3 Month + 1.09%), 5.17%, 01/15/2030 (e) (aa)		1,000	986
Santander Drive Auto Receivables Trust,
Series 2022-2, Class A2, 2.12%, 10/15/2026		375	374
Series 2022-4, Class A2, 4.05%, 07/15/2025		641	639
SC Germany SA Compartment Consumer, (Luxembourg), Series 2020-1, Class C, Reg. S, (ICE LIBOR EUR 1 Month + 1.75%), 3.37%, 11/14/2034 (aa)	EUR	276	290
SLM Student Loan Trust, Series 2004-10, Class A7B, (ICE LIBOR USD 3 Month + 0.60%), 4.96%, 10/25/2029 (e) (aa)		827	821
SMB Private Education Loan Trust,
Series 2016-B, Class A2B, (ICE LIBOR USD 1 Month + 1.45%), 5.77%, 02/17/2032 (e) (aa)		548	544
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)		382	364
Series 2017-A, Class A2B, (ICE LIBOR USD 1 Month + 0.90%), 5.22%, 09/15/2034 (e) (aa)		841	831
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)		455	405
Series 2021-A, Class A2A1, (ICE LIBOR USD 1 Month + 0.73%), 5.05%, 01/15/2053 (e) (aa)		2,034	1,946
Series 2022-B, Class A1B, (United States 30 Day Average SOFR + 1.45%), 4.67%, 02/16/2055 (e) (aa)		1,020	989
Series 2022-D, Class A1B, (United States 30 Day Average SOFR + 1.80%), 5.61%, 10/15/2058 (e) (aa)		1,976	1,959
Symphony CLO XXIV Ltd., (Cayman Islands), Series 2020-24A, Class A, (ICE LIBOR USD 3 Month + 1.20%), 5.52%, 01/23/2032 (e) (aa)		700	689
TCI-Symphony CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR2, (ICE LIBOR USD 3 Month + 1.02%), 4.96%, 10/13/2032 (e) (aa)		265	260
Towd Point Asset Trust, Series 2021-SL1, Class A2, (ICE LIBOR USD 1 Month + 0.70%), 5.05%, 11/20/2061 (e) (aa)		201	198
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)		1,500	1,373

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Toyota Auto Receivables Owner Trust,
Series 2022-C, Class A2A, 3.83%, 08/15/2025	1,500	1,486
Series 2022-C, Class A2B, (United States 30 Day Average SOFR + 0.57%), 4.38%, 08/15/2025 (aa)	2,000	2,001
Venture XVIII CLO Ltd., (Cayman Islands), Series 2014-18A, Class AR, (ICE LIBOR USD 3 Month + 1.22%), 5.30%, 10/15/2029 (e) (aa)	2,003	1,982
Verizon Owner Trust, Series 2020-A, Class A1B, (ICE LIBOR USD 1 Month + 0.27%), 4.62%, 07/22/2024 (aa)	82	82
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02%, 10/21/2024	2,792	2,753
Voya CLO Ltd., (Cayman Islands), Series 2018-3A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 5.23%, 10/15/2031 (e) (aa)	1,150	1,132
VOYA CLO, (Cayman Islands), Series 2017-2A, Class A1R, (ICE LIBOR USD 3 Month + 0.98%), 5.06%, 06/07/2030 (e) (aa)	259	254
Westlake Automobile Receivables Trust, Series 2021-3A, Class A3, 0.95%, 06/16/2025 (e)	1,460	1,420
Wind River CLO Ltd., (Cayman Islands), Series 2013-1A, Class A1RR, (ICE LIBOR USD 3 Month + 0.98%), 5.22%, 07/20/2030 (e) (aa)	230	227

Total Asset-Backed Securities
(Cost $100,305)		98,006

Certificates of Deposit — 2.2%
Financial — 2.2%
Banks — 2.2%
Canadian Imperial Bank of Commerce, (Canada), 1.35%, 02/13/2023	3,000	2,989
Goldman Sachs Bank USA, Series CD, (SOFR Compounded Index + 0.24%), 4.37%, 02/13/2023 (aa)	2,000	2,000
MUFG Bank Ltd., (Japan),
(United States SOFR + 0.30%), 4.60%, 03/10/2023 (aa)	3,000	2,999
(United States SOFR + 0.30%), 4.60%, 03/13/2023 (aa)	3,000	3,000
Standard Chartered Bank, (United Kingdom), (United States SOFR + 0.42%), 4.72%, 07/28/2023 (aa)	1,300	1,300

Total Financial		12,288

Total Certificates of Deposit
(Cost $12,300)		12,288

Collateralized Mortgage Obligations — 3.6%
Brass NO 8 plc, (United Kingdom), Series 8A, Class A1, (ICE LIBOR USD 3 Month + 0.70%), 5.34%, 11/16/2066 (e) (aa)	40	40

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Canterbury Finance No. 1 plc, (United Kingdom), Series 1, Class A2, Reg. S, (SONIA Interest Rate Benchmark + 1.35%), 4.59%, 05/16/2056 (e) (aa)	GBP	445	537
Cheshire plc, (United Kingdom), Series 2020-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 4.17%, 08/20/2045 (aa)	GBP	466	554
CSMC Trust, Series 2021-RPL4, Class A1, 1.80%, 12/27/2060 (e) (z)		317	290
Dutch Property Finance BV, (Netherlands), Series 2022-1, Class A, Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 2.33%, 10/28/2059 (aa)	EUR	809	850
Finsbury Square plc, (United Kingdom),
Series 2019-3, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.01%), 4.42%, 12/16/2069 (aa)	GBP	89	108
Series 2020-2A, Class A, (SONIA Interest Rate Benchmark + 1.30%), 4.71%, 06/16/2070 (e) (aa)	GBP	219	264
FNMA REMICS,
Series 2020-29, Class FC, (ICE LIBOR USD 1 Month + 0.80%), 3.50%, 05/25/2050 (aa)		1,543	1,550
Series 2022-8, Class D, 2.00%, 08/25/2038		1,485	1,346
Friary No. 7 plc, (United Kingdom), Series 7, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.67%), 0.00%, 10/21/2070 (aa)	GBP	260	314
GCAT LLC, Series 2020-3, Class A1, SUB, 2.98%, 09/25/2025 (e)		560	541
GNMA, (United States 30 Day Average SOFR + 0.90%), 4.81%, 01/20/2073 (aa) (bb) (cc)		500	500
Series 2015-H04, Class FA, (ICE LIBOR USD 1 Month + 0.65%), 3.49%, 12/20/2064 (aa)		1,140	1,117
Series 2017-121, Class PE, 3.00%, 07/20/2046		164	157
Series 2018-H18, Class FC, (ICE LIBOR USD 1 Month + 0.35%), 4.19%, 08/20/2065 (aa)		1,327	1,317
Series 2019-54, Class KF, (ICE LIBOR USD 1 Month + 0.42%), 2.50%, 05/20/2044 (aa)		373	355
Series 2021-H09, Class FG, (United States 30 Day Average SOFR + 1.50%), 5.33%, 06/20/2071 (aa)		1,376	1,407
Series 2022-5, Class FA, (United States 30 Day Average SOFR + 0.30%), 3.50%, 01/20/2052 (aa)		945	837
Series 2022-H01, Class FA, (United States 30 Day Average SOFR + 0.35%), 4.18%, 01/20/2072 (aa)		680	653
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (e) (z)		329	298

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	23

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Collateralized Mortgage Obligations — continued
Hops Hill No. 1 Plc, (United Kingdom), Series 1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.95%), 4.38%, 05/27/2054 (aa)	GBP	415	497
Legacy Mortgage Asset Trust, Series 2021-GS3, Class A1, SUB, 1.75%, 07/25/2061 (e)		1,234	1,117
MFA Trust, Series 2021-RPL1, Class A1, 1.13%, 07/25/2060 (e) (z)		377	330
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		117	110
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (e) (z)		310	279
Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058 (e) (z)		599	518
Resimac Bastille Trust Series, (Australia), Series 2021-2NCA, Class A1A, (ICE LIBOR USD 1 Month + 0.65%), 4.82%, 02/03/2053 (e) (aa)		312	310
Sage AR Funding No. 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Interest Rate Benchmark + 1.25%), 4.50%, 11/17/2030 (e) (aa)	GBP	800	925
Silverstone Master Issuer plc, (United Kingdom),
Series 2022-1A, Class 1A, (United States SOFR + 0.38%), 4.21%, 01/21/2070 (e) (aa)		700	697
Series 2022-1X, Class 2A, Reg. S, (SONIA Interest Rate Benchmark + 0.29%), 3.24%, 01/21/2070 (aa)	GBP	550	657
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		215	197
Series 2020-INV1, Class A1, 1.03%, 11/25/2055 (e) (z)		132	121
Series 2021-2, Class A1, 0.94%, 05/25/2065 (e) (z)		287	265
Stratton Mortgage Funding, (United Kingdom), Series 2021-2A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 3.83%, 07/20/2060 (e) (aa)	GBP	146	175
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Interest Rate Benchmark + 0.90%), 3.83%, 07/20/2045 (e) (aa)	GBP	605	720
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 5.39%, 05/25/2058 (e) (aa)		310	307

Total Collateralized Mortgage Obligations
(Cost $21,498)			20,260

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 6.1%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (ICE LIBOR USD 1 Month + 0.88%), 5.12%, 09/15/2034 (e) (aa)	500	487
AREIT Trust, Series 2019-CRE3, Class A, (CME Term SOFR 1 Month + 1.38%), 5.71%, 09/14/2036 (e) (aa)	23	23
AREIT Trust, (Cayman Islands),
Series 2021-CRE5, Class A, (ICE LIBOR USD 1 Month + 1.08%), 5.42%, 11/17/2038 (e) (aa)	499	479
Series 2022-CRE6, Class A, (United States 30 Day Average SOFR + 1.25%), 5.08%, 01/16/2037 (e) (aa)	951	910
Ashford Hospitality Trust, Series 2018-KEYS, Class A, (ICE LIBOR USD 1 Month + 1.00%), 5.32%, 06/15/2035 (e) (aa)	500	481
BAMLL Commercial Mortgage Securities Trust,
Series 2018-DSNY, Class A, (ICE LIBOR USD 1 Month + 0.85%), 5.17%, 09/15/2034 (e) (aa)	853	837
Series 2019-RLJ, Class A, (ICE LIBOR USD 1 Month + 1.05%), 5.37%, 04/15/2036 (e) (aa)	400	391
BDS LLC, Series 2022-FL12, Class A, (CME Term SOFR 1 Month + 2.14%), 6.46%, 08/19/2038 (e) (aa)	700	691
BWAY Mortgage Trust, Series 2021-1450, Class A, (ICE LIBOR USD 1 Month + 1.25%), 5.57%, 09/15/2036 (e) (aa)	500	485
BX Commercial Mortgage Trust, Series 2022-LP2, Class A, (CME Term SOFR 1 Month + 1.01%), 5.35%, 02/15/2039 (e) (aa)	928	895
BX Trust, Series 2022-IND, Class A, (CME Term SOFR 1 Month + 1.49%), 5.82%, 04/15/2037 (e) (aa)	887	868
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, (ICE LIBOR USD 1 Month + 1.07%), 5.39%, 12/15/2037 (e) (aa)	765	753
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class A, (CME Term SOFR 1 Month + 0.99%), 5.32%, 02/15/2039 (e) (aa)	530	489
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.09%, 05/10/2058	794	763
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class A4, 4.37%, 09/10/2046 (z)	1,000	990
Series 2021-KEYS, Class A, (ICE LIBOR USD 1 Month + 1.18%), 5.50%, 10/15/2036 (e) (aa)	900	869
Cold Storage Trust, Series 2020-ICE5, Class A, (ICE LIBOR USD 1 Month + 0.90%), 5.22%, 11/15/2037 (e) (aa)	411	400

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
COMM, Series 2013-GAM, Class A2, 3.37%, 02/10/2028 (e)	1,191	1,184
COMM Mortgage Trust,
Series 2013-CR8, Class A5, 3.61%, 06/10/2046 (z)	347	345
Series 2013-CR11, Class A4, 4.26%, 08/10/2050	750	742
Series 2014-UBS2, Class ASB, 3.47%, 03/10/2047	446	440
Series 2014-UBS3, Class A4, 3.82%, 06/10/2047	1,600	1,553
Series 2015-LC19, Class ASB, 3.04%, 02/10/2048	225	220
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, (ICE LIBOR USD 1 Month + 0.98%), 5.30%, 05/15/2036 (e) (aa)	590	583
CSMC, Series 2021-BHAR, Class A, (ICE LIBOR USD 1 Month + 1.15%), 5.47%, 11/15/2038 (e) (aa)	974	928
DBGS Mortgage Trust, Series 2018-BIOD, Class A, (ICE LIBOR USD 1 Month + 0.80%), 5.04%, 05/15/2035 (e) (aa)	1,188	1,168
GS Mortgage Securities Corp. Trust,
Series 2021-STAR, Class A, (ICE LIBOR USD 1 Month + 0.95%), 5.27%, 12/15/2036 (e) (aa)	690	662
Series 2022-ECI, Class A, (CME Term SOFR 1 Month + 2.19%), 6.53%, 08/15/2039 (e) (aa)	760	751
Series 2022-SHIP, Class A, (CME Term SOFR 1 Month + 0.73%), 5.07%, 08/15/2036 (e) (aa)	650	641
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.27%, 11/10/2046	1,000	988
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (CME Term SOFR 1 Month + 2.25%), 6.58%, 10/15/2039 (e) (aa)	480	480
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (CME Term SOFR 1 Month + 2.49%), 6.82%, 08/15/2039 (e) (aa)	1,250	1,242
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, 4.13%, 07/05/2031 (e)	1,000	937
Life Mortgage Trust, Series 2021-BMR, Class A, (ICE LIBOR USD 1 Month + 0.70%), 5.02%, 03/15/2038 (e) (aa)	295	286
MF1X, Series 2021-W10, Class A, (CME Term SOFR 1 Month + 1.07%), 5.41%, 12/15/2034 (e) (aa)	1,130	1,066
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, (ICE LIBOR USD 1 Month + 0.80%), 5.12%, 04/15/2038 (e) (aa)	1,135	1,101

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class ASB, 3.91%, 07/15/2046 (z)		11	11
Series 2013-C11, Class AAB, 3.85%, 08/15/2046		86	85
Morgan Stanley Capital I Trust, Series 2019-PLND, Class A, (ICE LIBOR USD 1 Month + 1.00%), 5.32%, 05/15/2036 (e) (aa)		700	669
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, (CME Term SOFR 1 Month + 1.40%), 5.73%, 03/15/2039 (e) (aa)		1,100	1,071
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A, (CME Term SOFR 1 Month + 1.82%), 6.16%, 03/15/2035 (e) (aa)		900	874
SREIT Trust, Series 2021-IND, Class A, (ICE LIBOR USD 1 Month + 0.70%), 5.02%, 10/15/2038 (e) (aa)		900	864
TPGI Trust, Series 2021-DGWD, Class A, (ICE LIBOR USD 1 Month + 0.70%), 5.02%, 06/15/2026 (e) (aa)		1,360	1,310
Vita Scientia DAC, (Ireland), Series 2022-1X, Class A, Reg. S, (ICE LIBOR EUR 3 Month + 1.30%), 3.22%, 02/27/2033 (aa)	EUR	1,000	1,015
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A3FL, (ICE LIBOR USD 1 Month + 1.05%), 5.38%, 07/15/2046 (e) (aa)		690	689
Series 2015-NXS2, Class A2, 3.02%, 07/15/2058		146	142
Series 2017-HSDB, Class A, (ICE LIBOR USD 1 Month + 0.85%), 5.37%, 12/13/2031 (e) (aa)		1,000	986
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class A5, 4.16%, 12/15/2046 (z)		1,250	1,225

Total Commercial Mortgage-Backed Securities (Cost $36,500)			35,069

Corporate Bonds — 52.4%
Basic Materials — 0.3%
Chemicals — 0.3%
DuPont de Nemours, Inc., (ICE LIBOR USD 3 Month + 1.11%), 5.72%, 11/15/2023 (aa)		1,500	1,506

Communications — 4.1%
Internet — 0.1%
SK Broadband Co. Ltd., (South Korea), Reg. S, 3.88%, 08/13/2023		400	397

Media — 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital, (ICE LIBOR USD 3 Month + 1.65%), 6.09%, 02/01/2024 (aa)		4,000	4,018

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	25

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — 3.3%
AT&T, Inc.,
Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 4.45%, 09/19/2023 (aa)	AUD	720	491
(SOFR Compounded Index + 0.64%), 4.96%, 03/25/2024 (aa)		3,750	3,732
(ICE LIBOR USD 3 Month + 1.18%), 5.92%, 06/12/2024 (aa)		5,300	5,338
British Telecommunications plc, (United Kingdom), 4.50%, 12/04/2023		400	397
NTT Finance Corp., (Japan), 4.14%, 07/26/2024 (e)		370	364
SES SA, (Luxembourg), 3.60%, 04/04/2023 (e)		1,300	1,288
SK Telecom Co. Ltd., (South Korea), Reg. S, 3.75%, 04/16/2023		400	399
Verizon Communications, Inc.,
Reg. S, (BBSW ASX Australian 3 Month + 1.22%), 4.26%, 02/17/2023 (aa)	AUD	2,400	1,634
(SOFR Compounded Index + 0.50%), 4.82%, 03/22/2024 (aa)		5,000	4,962
(ICE LIBOR USD 3 Month + 1.10%), 5.71%, 05/15/2025 (aa)		200	202

			18,807

Total Communications			23,222

Consumer Cyclical — 6.5%
Auto Manufacturers — 5.7%
American Honda Finance Corp., 0.55%, 07/12/2024		1,070	999
0.88%, 07/07/2023		1,000	980
BMW US Capital LLC,
(SOFR Compounded Index + 0.38%), 4.51%, 08/12/2024 (e) (aa)		2,130	2,109
(SOFR Compounded Index + 0.84%), 5.16%, 04/01/2025 (e) (aa)		1,100	1,093
General Motors Financial Co., Inc., 1.05%, 03/08/2024		2,059	1,956
3.25%, 01/05/2023		700	700
3.70%, 05/09/2023		1,200	1,194
(United States SOFR + 0.76%), 5.03%, 03/08/2024 (aa)		1,000	985
Hyundai Capital America,
0.80%, 04/03/2023 (e)		2,790	2,758
1.00%, 09/17/2024 (e)		725	670
Reg. S, 4.13%, 06/08/2023		300	298
Mercedes-Benz Finance North America LLC, 0.75%, 03/01/2024 (e)		2,100	1,995
1.75%, 03/10/2023 (e)		1,800	1,790
Nissan Motor Acceptance Co. LLC, 1.05%, 03/08/2024 (e)		1,170	1,096
3.88%, 09/21/2023 (e)		1,000	982
(ICE LIBOR USD 3 Month + 0.64%), 5.37%, 03/08/2024 (e) (aa)		3,375	3,321
Stellantis NV, (Netherlands), 5.25%, 04/15/2023		3,700	3,695

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Manufacturers — continued
Toyota Motor Credit Corp., (SOFR Compounded Index + 0.65%), 4.97%, 12/29/2023 (aa)		2,100	2,100
Volkswagen Group of America Finance LLC, 0.88%, 11/22/2023 (e)		1,800	1,731
4.25%, 11/13/2023 (e)		2,090	2,070

			32,522

Home Builders — 0.1%
Lennar Corp., 4.50%, 04/30/2024		500	493

Retail — 0.7%
7-Eleven, Inc., 0.63%, 02/10/2023 (e)		1,700	1,691
0.80%, 02/10/2024 (e)		2,174	2,069

			3,760

Total Consumer Cyclical			36,775

Consumer Non-cyclical — 5.6%
Beverages — 0.0% (g)
JDE Peet’s NV, (Netherlands), 0.80%, 09/24/2024 (e)		400	366

Biotechnology — 0.4%
Gilead Sciences, Inc., 0.75%, 09/29/2023		2,625	2,543

Commercial Services — 0.1%
Transurban Queensland Finance Pty Ltd., (Australia), Reg. S, (BBSW ASX Australian 3 Month + 2.05%), 5.24%, 12/16/2024 (aa)	AUD	700	483

Food — 0.7%
General Mills, Inc., 3.65%, 02/15/2024		2,345	2,304
(ICE LIBOR USD 3 Month + 1.01%), 5.09%, 10/17/2023 (aa)		1,797	1,801

			4,105

Healthcare — Products — 0.8%
Baxter International, Inc., 0.87%, 12/01/2023		1,000	962
Stryker Corp., 0.60%, 12/01/2023		1,330	1,277
Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024		850	798
(SOFR Compounded Index + 0.53%), 4.34%, 10/18/2024 (aa)		1,285	1,273

			4,310

Healthcare — Services — 0.7%
HCA, Inc., 5.00%, 03/15/2024		800	796
Humana, Inc., 0.65%, 08/03/2023		3,040	2,961

			3,757

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — 2.9%
AbbVie, Inc., 2.60%, 11/21/2024	6,000	5,743
Bayer US Finance II LLC,
3.88%, 12/15/2023 (e)	5,195	5,120
(ICE LIBOR USD 3 Month + 1.01%), 5.78%, 12/15/2023 (e) (aa)	2,700	2,694
Cigna Corp., 3.00%, 07/15/2023	2,000	1,978
Shire Acquisitions Investments Ireland DAC, (Ireland), 2.88%, 09/23/2023	796	782
Takeda Pharmaceutical Co. Ltd., (Japan), 4.40%, 11/26/2023	200	198

		16,515

Total Consumer Non-cyclical		32,079

Energy — 1.4%
Oil & Gas — 0.7%
Phillips 66, 0.90%, 02/15/2024	1,800	1,722
Saudi Arabian Oil Co., (Saudi Arabia), Reg. S, 2.88%, 04/16/2024	1,500	1,453
Woodside Finance Ltd., (Australia), Reg. S, 3.70%, 09/15/2026	1,000	936

		4,111

Pipelines — 0.7%
Enbridge, Inc., (Canada), 0.55%, 10/04/2023	220	212
2.15%, 02/16/2024	720	695
4.00%, 10/01/2023	1,750	1,736
(United States SOFR + 0.40%), 4.56%, 02/17/2023 (aa)	375	375
Kinder Morgan, Inc., 3.15%, 01/15/2023	569	569
5.63%, 11/15/2023 (e)	500	500

		4,087

Total Energy		8,198

Financial — 22.7%
Banks — 19.0%
Aozora Bank Ltd., (Japan), Reg. S, 1.05%, 09/09/2024	1,000	924
Banco Bilbao Vizcaya Argentaria SA, (Spain), 0.88%, 09/18/2023	1,800	1,743
Banco Santander SA, (Spain),
(CMT Index 1 Year + 0.45%), 0.70%, 06/30/2024 (aa)	400	389
3.85%, 04/12/2023	3,400	3,382
Bank of America Corp.,
(United States SOFR + 0.67%), 1.84%, 02/04/2025 (aa)	1,490	1,428
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/2024 (aa)	1,100	1,096
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/2024 (aa)	1,000	991
Bank of Montreal, (Canada), Series H, 4.25%, 09/14/2024	2,000	1,974

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Barclays plc, (United Kingdom),
Reg. S, (BBSW ASX Australian 3 Month + 1.80%), 4.97%, 06/15/2023 (aa)	AUD	1,000	682
(ICE LIBOR USD 3 Month + 1.38%), 6.02%, 05/16/2024 (aa)		4,400	4,399
BNP Paribas SA, (France), 3.80%, 01/10/2024 (e)		600	590
Reg. S, 3.80%, 01/10/2024		200	196
(ICE LIBOR USD 3 Month + 2.24%), 4.71%, 01/10/2025 (e) (aa)		800	792
BPCE SA, (France), 4.00%, 04/15/2024		700	688
Canadian Imperial Bank of Commerce, (Canada), 0.45%, 06/22/2023		2,200	2,154
Citigroup, Inc.,
(United States SOFR + 1.67%), 1.68%, 05/15/2024 (aa)		6,480	6,389
(BBSW ASX Australian 3 Month + 1.72%), 4.77%, 10/27/2023 (aa)	AUD	1,000	684
(United States SOFR + 1.37%), 5.59%, 05/24/2025 (aa)		2,000	1,995
Credit Suisse AG, (Switzerland), 0.52%, 08/09/2023		1,000	951
(BBSW ASX Australian 3 Month + 1.15%), 4.26%, 05/26/2023 (aa)	AUD	2,500	1,690
Danske Bank A/S, (Denmark),
Reg. S, 5.38%, 01/12/2024		1,200	1,190
Reg. S, (ICE LIBOR USD 3 Month + 1.06%), 5.80%, 09/12/2023 (aa)		500	500
Deutsche Bank AG, (Germany), 3.95%, 02/27/2023		1,500	1,495
DNB Bank ASA, (Norway), (SOFR Compounded Index + 0.83%), 5.15%, 03/28/2025 (e) (aa)		1,295	1,285
Federation des Caisses Desjardins du Quebec, (Canada), 0.70%, 05/21/2024 (e)		1,000	937
2.05%, 02/10/2025 (e)		500	467
(United States SOFR + 0.43%), 4.62%, 05/21/2024 (e) (aa)		1,900	1,878
First Abu Dhabi Bank PJSC, (United Arab Emirates), (BBSW ASX Australian 3 Month + 1.10%), 4.15%, 02/18/2025 (aa)	AUD	700	473
Goldman Sachs Group, Inc. (The), 0.52%, 03/08/2023		4,000	3,969
3.20%, 02/23/2023		1,516	1,512
(United States SOFR + 0.50%), 4.78%, 09/10/2024 (aa)		2,500	2,463
(United States SOFR + 1.39%), 5.70%, 03/15/2024 (aa)		800	800
HSBC Holdings plc, (United Kingdom), 3.60%, 05/25/2023		1,500	1,491
(United States SOFR + 0.58%), 4.75%, 11/22/2024 (aa)		620	605
(ICE LIBOR USD 3 Month + 1.00%), 5.67%, 05/18/2024 (aa)		3,500	3,486

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	27

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 1.23%), 5.97%, 03/11/2025 (aa)		1,000	991
KeyBank NA, (United States SOFR + 0.32%), 0.43%, 06/14/2024 (aa)		375	365
Lloyds Banking Group plc, (United Kingdom), 4.05%, 08/16/2023		1,400	1,391
(BBSW ASX Australian 3 Month + 1.30%), 4.51%, 03/20/2023 (aa)	AUD	300	204
Mitsubishi UFJ Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 0.86%), 5.19%, 07/26/2023 (aa)		2,300	2,304
(United States SOFR + 1.65%), 5.46%, 07/18/2025 (aa)		1,300	1,305
Mizuho Financial Group, Inc., (Japan), 3.55%, 03/05/2023		2,500	2,494
(ICE LIBOR USD 3 Month + 0.63%), 5.39%, 05/25/2024 (aa)		5,000	4,972
Morgan Stanley,
(United States SOFR + 0.46%), 0.53%, 01/25/2024 (aa)		7,200	7,152
(United States SOFR + 0.56%), 1.16%, 10/21/2025 (aa)		1,400	1,287
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/2024 (aa)		2,500	2,486
3.75%, 02/25/2023		1,000	998
NatWest Group plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.55%), 6.27%, 06/25/2024 (aa)		1,750	1,750
Nordea Bank Abp, (Finland), (ICE LIBOR USD 3 Month + 0.94%), 5.67%, 08/30/2023 (e) (aa)		200	200
Oversea-Chinese Banking Corp. Ltd., (Singapore),
(BBSW ASX Australian 3 Month + 0.26%), 3.29%, 08/12/2024 (aa)	AUD	1,000	676
(BBSW ASX Australian 3 Month + 0.35%), 3.55%, 03/18/2024 (f) (aa)	AUD	1,000	679
Royal Bank of Canada, (Canada), 5.66%, 10/25/2024		980	992
Santander UK Group Holdings plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/2024 (aa)		500	500
Societe Generale SA, (France), 2.63%, 01/22/2025 (e)		800	753
3.88%, 03/28/2024 (e)		700	684
4.25%, 09/14/2023 (e)		300	297
Standard Chartered plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,600	1,545
Sumitomo Mitsui Financial Group, Inc., (Japan), Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 4.19%, 10/16/2024 (aa)	AUD	2,300	1,562
Sumitomo Mitsui Trust Bank Ltd., (Japan), 0.80%, 09/16/2024 (e)		200	185

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Toronto-Dominion Bank (The), (Canada), 4.29%, 09/13/2024		2,000	1,977
Truist Bank, (ICE LIBOR USD 3 Month + 0.74%), 3.69%, 08/02/2024 (aa)		5,000	4,955
UBS AG, (Switzerland),
Reg. S, (BBSW ASX Australian 3 Month + 0.87%), 3.96%, 07/30/2025 (aa)	AUD	2,100	1,426
(United States SOFR + 0.36%), 4.47%, 02/09/2024 (e) (aa)		1,000	995
(United States SOFR + 0.45%), 4.56%, 08/09/2024 (e) (aa)		1,615	1,604
Wells Fargo & Co.,
(United States SOFR + 1.60%), 1.65%, 06/02/2024 (aa)		3,000	2,952
2.51%, 10/27/2023 (f)	CAD	2,500	1,803
Woori Bank, (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.87%), 5.31%, 02/01/2023 (aa)		300	300

			107,472

Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 4.13%, 07/03/2023		2,600	2,582
4.50%, 09/15/2023		1,100	1,092
Aircastle Ltd., (Bermuda), 5.00%, 04/01/2023		500	499
American Express Co., 3.38%, 05/03/2024		970	951
3.40%, 02/22/2024		2,000	1,965
(United States SOFR + 0.93%), 5.18%, 03/04/2025 (aa)		1,120	1,119
Aviation Capital Group LLC, 3.88%, 05/01/2023 (e)		2,500	2,480
Capital One Financial Corp., 2.60%, 05/11/2023		3,500	3,472
Mitsubishi HC Capital, Inc., (Japan), 3.96%, 09/19/2023 (e)		550	544
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025		1,900	1,733
ORIX Corp., (Japan), 3.25%, 12/04/2024		400	385
Synchrony Financial, 4.38%, 03/19/2024		2,750	2,701

			19,523

Savings & Loans — 0.3%
Nationwide Building Society, (United Kingdom), 0.55%, 01/22/2024 (e)		400	380
(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 03/08/2024 (e) (aa)		1,300	1,293

			1,673

Total Financial			128,668

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Industrial — 4.0%
Aerospace/Defense — 0.3%
Boeing Co. (The), 1.43%, 02/04/2024	1,200	1,147
4.51%, 05/01/2023	1,000	998

		2,145

Building Materials — 0.1%
Martin Marietta Materials, Inc., 0.65%, 07/15/2023	695	677

Engineering & Construction — 0.1%
Sydney Airport Finance Co. Pty Ltd., (Australia), Reg. S, 3.90%, 03/22/2023	400	399

Machinery — Construction & Mining — 0.3%
Caterpillar Financial Services Corp., (United States SOFR + 0.45%), 4.57%, 11/13/2023 (aa)	835	835
Komatsu Finance America, Inc., Reg. S, 0.85%, 09/09/2023	1,200	1,164

		1,999

Machinery — Diversified — 0.4%
CNH Industrial Capital LLC, 1.95%, 07/02/2023	700	688
CNH Industrial NV, (Netherlands), 4.50%, 08/15/2023	1,000	994
Rockwell Automation, Inc., 0.35%, 08/15/2023	480	467

		2,149

Miscellaneous Manufacturers — 0.9%
Parker-Hannifin Corp., 3.65%, 06/15/2024	5,100	4,992

Packaging & Containers — 0.3%
Berry Global, Inc., 0.95%, 02/15/2024	1,800	1,706

Transportation — 0.7%
Canadian Pacific Railway Co., (Canada), 1.35%, 12/02/2024	2,140	1,996
Ryder System, Inc., 3.88%, 12/01/2023	2,000	1,975

		3,971

Trucking & Leasing — 0.9%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.70%, 03/14/2023 (e)	3,000	2,984
3.90%, 02/01/2024 (e)	2,000	1,958

		4,942

Total Industrial		22,980

Technology — 4.7%
Computers — 0.4%
Dell International LLC / EMC Corp., 5.45%, 06/15/2023	600	600

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Computers — continued
Leidos, Inc., 2.95%, 05/15/2023		1,700	1,687

			2,287

Semiconductors — 1.4%
Broadcom Corp. / Broadcom Cayman Finance Ltd., (Multinational), 3.63%, 01/15/2024		7,000	6,882
SK Hynix, Inc., (South Korea), 1.00%, 01/19/2024 (e)		400	380
Reg. S, 1.00%, 01/19/2024		1,000	950

			8,212

Software — 2.9%
Fidelity National Information Services, Inc., 0.38%, 03/01/2023		3,745	3,717
0.60%, 03/01/2024		1,115	1,055
Fiserv, Inc., 3.80%, 10/01/2023		3,415	3,379
Oracle Corp., 2.40%, 09/15/2023		3,500	3,429
VMware, Inc., 0.60%, 08/15/2023		4,800	4,674

			16,254

Total Technology			26,753

Utilities — 3.1%
Electric — 3.1%
Ausgrid Finance Pty Ltd., (Australia),
3.85%, 05/01/2023 (e)		700	696
Reg. S, (BBSW ASX Australian 3 Month + 1.22%), 4.31%, 10/30/2024 (aa)	AUD	1,500	1,018
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 5.30%, 09/15/2023 (aa)		1,800	1,796
Enel Finance International NV, (Netherlands), 2.65%, 09/10/2024 (e)		1,500	1,436
4.25%, 06/15/2025 (e)		300	291
Israel Electric Corp. Ltd., (Israel), 6.88%, 06/21/2023 (e)		500	502
Series 6, Reg. S, 5.00%, 11/12/2024 (e)		800	791
Kansai Electric Power Co., Inc. (The), (Japan), Reg. S, 2.55%, 09/17/2024		1,740	1,657
NextEra Energy Capital Holdings, Inc., 0.65%, 03/01/2023		3,965	3,938
(SOFR Compounded Index + 0.54%), 4.77%, 03/01/2023 (aa)		710	710
Pacific Gas and Electric Co., 3.25%, 06/15/2023		100	99
3.40%, 08/15/2024		100	96
3.75%, 02/15/2024		100	98
3.85%, 11/15/2023		100	98
4.25%, 08/01/2023		800	796
Southern California Edison Co., 0.70%, 04/03/2023		2,200	2,178
Southern Co. (The), Series 2021, (SOFR Compounded Index + 0.37%), 4.49%, 05/10/2023 (aa)		1,300	1,296

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	29

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric — continued
Total Utilities		17,496

Total Corporate Bonds (Cost $303,573)		297,677

Foreign Government Securities — 0.6%
International Bank for Reconstruction & Development, (Supranational), 0.65%, 02/10/2026	3,100	2,694
Korea National Oil Corp., (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.88%), 4.95%, 07/16/2023 (aa)	800	801

Total Foreign Government Securities
(Cost $3,902)		3,495

Municipal Bonds — 0.5% (t)
California — 0.1%
Municipal Improvement Corp. of Los Angeles, Series A, Rev., 0.42%, 11/01/2023	590	570

Maryland — 0.1%
State of Maryland Department of Transportation, Series A, Rev., 0.36%, 08/01/2023	450	439

North Carolina — 0.1%
University of North Carolina at Charlotte (The), Rev., 0.41%, 04/01/2023	350	346

Pennsylvania — 0.2%
Philadelphia Authority for Industrial Development, Rev., 0.94%, 04/15/2024	1,555	1,481

Total Municipal Bonds
(Cost $2,945)		2,836

U.S. Government Agency Securities — 1.7%
FHLBs, 0.96%, 03/05/2026	2,100	1,884
1.11%, 07/27/2026	567	503
3.63%, 02/28/2024	1,000	986
FHLMC, 4.05%, 08/28/2025	2,500	2,452
5.08%, 10/25/2024	1,000	998
5.36%, 11/22/2024	1,700	1,703
FNMA, 4.00%, 02/28/2025	1,000	983

Total U.S. Government Agency Securities (Cost $9,866)		9,509

U.S. Treasury Obligation — 1.1%
U.S. Treasury Note, 3.25%, 08/31/2024 (Cost $6,131)	6,200	6,073

Short-Term Investments — 14.2%
Certificates of Deposit — 3.7%
Bank of Montreal, 1.17%, 02/09/2023 (n)	1,700	1,694
Barclays Bank plc, 1.67%, 03/03/2023 (n)	2,000	1,990
Barclays Bank plc, (United Kingdom), 4.06%, 07/13/2023 (n)	2,000	1,985

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Certificates of Deposit — continued
Citibank NA, 0.00%, 09/21/2023 (n)		2,000	1,993
0.98%, 02/02/2023 (n)		3,000	2,990
Credit Suisse AG, 3.17%, 06/09/2023 (n)		1,200	1,187
Natixis Bank SA, 3.10%, 06/09/2023 (n)		3,000	2,973
4.06%, 08/18/2023 (n)		2,000	1,982
Svenska Handelsbanken, 4.06%, 08/16/2023 (n)		1,000	993
Svenska Handelsbanken, (Sweden), (United States SOFR + 0.25%), 4.70%, 02/24/2023 (aa)		2,000	2,000
Toronto-Dominion Bank (The), 1.17%, 02/10/2023 (n)		1,500	1,494

Total Certificates of Deposit			21,281

Commercial Papers — 3.1%
American Electric Power Co., Inc., 4.84%, 01/04/2023 (e) (n)		1,800	1,799
Bacardi-Martini BV, (Netherlands), 5.27%, 01/12/2023 (e) (n)		1,700	1,697
Dominion Energy, Inc., 4.73%, 02/01/2023 (e) (n)		1,100	1,095
Electricite de France SA, (France), 5.02%, 01/20/2023 (e) (n)		1,700	1,695
Enbridge US, Inc., 4.86%, 01/26/2023 (e) (n)		1,800	1,794
Enel Finance America LLC, 5.53%, 09/01/2023 (e) (n)		1,500	1,438
Fiserv, Inc., 4.75%, 01/17/2023 (e) (n)		1,800	1,796
HSBC USA, Inc., 4.50%, 08/23/2023 (e) (n)		500	483
Humana, Inc., 4.88%, 01/10/2023 (e) (n)		1,200	1,198
Macquarie Bank Ltd., (Australia), 1.39%, 02/06/2023 (e) (n)		3,000	2,986
Thomson Reuters Corp., (Canada), 4.79%, 01/25/2023 (e) (n)		1,700	1,695

Total Commercial Papers			17,676

Foreign Government Securities — 5.2%
Bank of Israel Bill—Makam, (Israel), Series 313, Reg. S, Zero Coupon, 03/02/2023	ILS	670	190
Japan Treasury Discount Bill, (Japan),
Series 1110, Zero Coupon, 01/06/2023	JPY	1,100,000	8,382
Series 1111, Reg. S, Zero Coupon, 01/11/2023	JPY	100,000	762
Series 1113, Reg. S, Zero Coupon, 01/16/2023	JPY	410,000	3,124
Series 1114, Zero Coupon, 01/23/2023	JPY	1,000,000	7,620
Series 1123, Zero Coupon, 03/06/2023	JPY	1,200,000	9,146

Total Foreign Government Securities			29,224

Municipal Bond — 0.1% (t)
State of Connecticut, Taxable, Series A, GO, 4.25%, 06/15/2023		380	380

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Short-Term Investments — continued
Repurchase Agreement — 0.5%
BNP Paribas Securities Corp., 4.10%, dated 12/30/2022 due 01/03/2023, repurchase price $3,001 collateralized by U.S. Treasury Security, 1.63%, due 05/15/2031, with a value of $3,065.		3,000	3,000

Time Deposits — 1.4%
Australia & New Zealand Banking Group Ltd., 1.56%, 01/03/2023	AUD	19	13
2.30%, 01/03/2023	GBP	120	145
Brown Brothers Harriman 1.70%, 01/04/2023	NZD	(–)(h)	(–)(h)
Citibank NA, 1.10%, 01/02/2023	EUR	88	94
Royal Bank of Canada, 3.06%, 01/03/2023	CAD	188	139
3.69%, 01/03/2023		7,478	7,478
Sumitomo Mitsui Banking Corp., 3.69%, 01/03/2023		98	98
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023		126	126

Total Time Deposits			8,093

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills,
Zero Coupon, 02/02/2023 (ii)	164	163
Zero Coupon, 02/16/2023 (ii)	82	82
Zero Coupon, 03/02/2023 (ii)	845	839

Total U.S. Treasury Obligations		1,084

Total Short-Term Investments (Cost $79,380)		80,738

Total Investments — 99.7% (Cost—$576,400)		565,951

Other Assets in Excess of Liabilities — 0.3%		1,471

NET ASSETS — 100.0%		$567,422

Percentages	indicated are based on net assets.

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SOFR 3 Month	465	06/2023	USD	110,519	(35)

Short Contracts
SOFR 3 Month	(133)	06/2024	USD	(32,080)	84
U.S. Treasury 5 Year Note	(174)	03/2023	USD	(18,779)	(1)
U.S. Treasury Ultra Bond	(1)	03/2023	USD	(137)	2
U.S. Ultra Treasury 10 Year Note	(40)	03/2023	USD	(4,738)	7

					92

Total unrealized appreciation (depreciation)					57

Forward foreign currency exchange contracts outstanding as of December 31, 2022:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	3,267	CAD	4,418	Bank of America, NA	01/10/2023	5
AUD	526	USD	357	Morgan Stanley & Co.	02/16/2023	2
AUD	2,627	USD	1,781	Morgan Stanley & Co.	02/16/2023	10
USD	196	ILS	664	Bank of America, NA	03/02/2023	6
USD	3,466	GBP	2,843	UBS AG LONDON	03/15/2023	23

Total unrealized appreciation						46

USD	7,936	JPY	1,100,000	Citibank, NA	01/06/2023	(448)
USD	3,338	GBP	2,773	Bank of America, NA	01/10/2023	(15)
USD	681	JPY	100,000	Barclays Bank plc	01/11/2023	(82)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	31

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Forward foreign currency exchange contracts outstanding as of December 31, 2022:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	2,795	JPY	410,000	Barclays Bank plc	01/17/2023	(335)
USD	7,588	JPY	1,000,000	UBS AG LONDON	01/23/2023	(52)
USD	13,730	AUD	20,231	Bank of America, NA	02/16/2023	(69)
USD	176	AUD	263	Morgan Stanley & Co.	02/16/2023	(3)
USD	8,702	JPY	1,200,000	Citibank, NA	03/06/2023	(517)
USD	5,449	EUR	5,106	UBS AG LONDON	03/15/2023	(43)

Total unrealized depreciation						(1,564)

Net unrealized appreciation (depreciation)						(1,518)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2022
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)		UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE($)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	9,600	—		29	29
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	12,500	—		42	42
United States SOFR	3.55% annually	Pay	09/02/2024	USD	5,000	(—	)(h)	(84)	(84)
United States SOFR	4.80% annually	Pay	11/07/2024	USD	12,700	66		7	73

Total						66		(6)	60

(a)	Value of floating rate index as of December 31, 2022 was as follows:

FLOATING RATE INDEX
ICE LIBOR USD 1 Month	4.39%
ICE LIBOR USD 3 Month	4.77%
United States SOFR	4.30%

Centrally Cleared Credit Default Swap contracts outstanding — buy protection (1) as of December 31, 2022:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE($)
CDX.NA.IG.35-V1	1.00	Quarterly	12/20/2025	0.55	USD	700	(15)	6	(9)
CDX.NA.IG.36-V1	1.00	Quarterly	06/20/2026	0.62	USD	3,400	(83)	41	(42)
CDX.NA.IG.37-V1	1.00	Quarterly	12/20/2026	0.69	USD	9,800	(242)	130	(112)

Total							(340)	177	(163)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2022

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

ASX	— Australian Stock Exchange
BBSW	— Bank Bill Swap Rate
CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2022.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2022.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2022.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(ii)	— Approximately $360 of these investments are restricted as collateral for forwards to various brokers.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
ILS	— Israeli New Shekel
JPY	— Japanese Yen
NZD	— New Zealand Dollar
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	33

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — 4.5%
American Express Credit Account Master Trust, Series 2022-2, Class A, 3.39%, 05/15/2027		1,200	1,166
BMW Canada Auto Trust, (Canada), Series 2022-1A, Class A1, 3.65%, 12/20/2024 (e)	CAD	661	483
Capital One Multi-Asset Execution Trust, Series 2017-A5, Class A5, (ICE LIBOR USD 1 Month + 0.58%), 4.90%, 07/15/2027 (aa)		1,000	998
Carmax Auto Owner Trust, Series 2022-4, Class A2A, 5.34%, 12/15/2025		700	702
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, (ICE LIBOR USD 1 Month + 1.35%), 5.74%, 10/25/2037 (e) (aa)		108	108
Citibank Credit Card Issuance Trust,
Series 2017-A5, Class A5, (ICE LIBOR USD 1 Month + 0.62%), 4.98%, 04/22/2026 (aa)		1,000	1,000
Series 2018-A5, Class A5, (ICE LIBOR USD 1 Month + 0.61%), 4.83%, 08/07/2027 (aa)		1,000	999
Dell Equipment Finance Trust, Series 2021-2, Class A3, 0.53%, 12/22/2026 (e)		500	479
Discover Card Execution Note Trust, Series 2017-A5, Class A5, (ICE LIBOR USD 1 Month + 0.60%), 4.92%, 12/15/2026 (aa)		1,000	1,000
DLLST LLC, Series 2022-1A, Class A1, 1.56%, 05/22/2023 (e)		16	16
ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.53%, 12/26/2046 (e)		901	788
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)		890	789
Ford Auto Securitization Trust, (Canada), Series 2021-AA, Class A2, 1.16%, 10/15/2025 (e)	CAD	572	410
Ford Credit Floorplan Master Owner Trust A, Series 2020-1, Class A1, 0.70%, 09/15/2025		1,700	1,645
GM Financial Automobile Leasing Trust,
Series 2022-2, Class A2, 2.93%, 10/21/2024		765	756
Series 2022-3, Class A2A, 4.01%, 10/21/2024		1,000	992
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (United States 30 Day Average SOFR + 0.60%), 4.41%, 09/16/2025 (aa)		900	901
GMF Canada Leasing Trust, (Canada), Series 2021-1A, Class A2, 0.64%, 03/20/2024 (e)	CAD	143	106
Hertz Vehicle Financing III LLC, Series 2022-3A, Class A, 3.37%, 03/25/2025 (e)		100	98
Master Credit Card Trust, (Canada), Series 2021-1A, Class A, 0.53%, 11/21/2025 (e)		900	845
Nelnet Student Loan Trust, Series 2019-2A, Class A, (ICE LIBOR USD 1 Month + 0.90%), 5.29%, 06/27/2067 (e) (aa)		947	937
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)		260	255

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oscar US Funding XII LLC, (Japan), Series 2021-1A, Class A2, 0.40%, 03/11/2024 (e)		125	125
Oscar US Funding XIII LLC, (Japan), Series 2021-2A, Class A2, 0.39%, 08/12/2024 (e)		297	293
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 5.18%, 07/25/2035 (aa)		761	745
Pawnee Equipment Receivables Series LLC,
Series 2021-1, Class A2, 1.10%, 07/15/2027 (e)		835	801
Series 2022-1, Class A1, 3.81%, 08/15/2023 (e)		201	201
Series 2022-1, Class A2, 4.84%, 02/15/2028 (e)		900	893
PRET LLC,
Series 2021-NPL3, Class A1, SUB, 1.87%, 07/25/2051 (e)		779	688
Series 2021-NPL6, Class A1, SUB, 2.49%, 07/25/2051 (e)		478	442
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, SUB, 1.99%, 02/25/2061 (e)		253	228
Santander Drive Auto Receivables Trust, Series 2022-2, Class A2, 2.12%, 10/15/2026		375	374
SLM Student Loan Trust, Series 2004-10, Class A7B, (ICE LIBOR USD 3 Month + 0.60%), 4.96%, 10/25/2029 (e) (aa)		919	912
SMB Private Education Loan Trust,
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)		406	387
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)		520	463
Towd Point Asset Trust, Series 2021-SL1, Class A2, (ICE LIBOR USD 1 Month + 0.70%), 5.05%, 11/20/2061 (e) (aa)		201	198
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)		1,800	1,648
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2A, 3.83%, 08/15/2025		1,500	1,486

Total Asset-Backed Securities (Cost $26,288)			25,357

Collateralized Mortgage Obligations — 3.3%
Avon Finance No. 2 plc, (United Kingdom), Series 2X, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 4.33%, 09/20/2048 (aa)	GBP	133	157
Brass NO 8 plc, (United Kingdom), Series 8A, Class A1, (ICE LIBOR USD 3 Month + 0.70%), 5.34%, 11/16/2066 (e) (aa)		40	40
Canterbury Finance No. 1 plc, (United Kingdom), Series 1, Class A2, Reg. S, (SONIA Interest Rate Benchmark + 1.35%), 4.59%, 05/16/2056 (aa)	GBP	445	537

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Collateralized Mortgage Obligations — continued
Cheshire plc, (United Kingdom), Series 2020-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 4.17%, 08/20/2045 (aa)	GBP	466	554
CSMC Trust, Series 2021-RPL4, Class A1, 1.80%, 12/27/2060 (e) (z)		317	290
Finsbury Square plc, (United Kingdom),
Series 2019-3, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.01%), 4.42%, 12/16/2069 (aa)	GBP	119	144
Series 2020-2A, Class A, (SONIA Interest Rate Benchmark + 1.30%), 4.71%, 06/16/2070 (e) (aa)	GBP	219	264
FNMA REMICS,
Series 2020-29, Class FC, (ICE LIBOR USD 1 Month + 0.80%), 3.50%, 05/25/2050 (aa)		1,719	1,726
Series 2022-8, Class D, 2.00%, 08/25/2038		1,567	1,421
GCAT LLC, Series 2020-3, Class A1, SUB, 2.98%, 09/25/2025 (e)		635	613
GNMA, (United States 30 Day Average SOFR + 0.90%), 4.81%, 01/20/2073 (aa) (bb) (cc)		400	400
Series 2015-H04, Class FA, (ICE LIBOR USD 1 Month + 0.65%), 3.49%, 12/20/2064 (aa)		1,140	1,117
Series 2017-121, Class PE, 3.00%, 07/20/2046		195	186
Series 2018-H18, Class FC, (ICE LIBOR USD 1 Month + 0.35%), 4.19%, 08/20/2065 (aa)		1,327	1,317
Series 2019-54, Class KF, (ICE LIBOR USD 1 Month + 0.42%), 2.50%, 05/20/2044 (aa)		437	416
Series 2021-H09, Class FG, (United States 30 Day Average SOFR + 1.50%), 5.33%, 06/20/2071 (aa)		1,462	1,495
Series 2022-5, Class FA, (United States 30 Day Average SOFR + 0.30%), 3.50%, 01/20/2052 (aa)		945	837
Series 2022-H01, Class FA, (United States 30 Day Average SOFR + 0.35%), 4.18%, 01/20/2072 (aa)		777	747
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (e) (z)		263	238
Legacy Mortgage Asset Trust, Series 2021-GS3, Class A1, SUB, 1.75%, 07/25/2061 (e)		1,316	1,192
MFA Trust, Series 2021-RPL1, Class A1, 1.13%, 07/25/2060 (e) (z)		440	385
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		117	110
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (e) (z)		277	249

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058 (e) (z)		637	551
Sage AR Funding No. 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Interest Rate Benchmark + 1.25%), 4.50%, 11/17/2030 (e) (aa)	GBP	800	925
Silverstone Master Issuer plc, (United Kingdom), Series 2022-1A, Class 1A, (United States SOFR + 0.38%), 4.21%, 01/21/2070 (e) (aa)		700	697
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		258	237
Series 2021-2, Class A1, 0.94%, 05/25/2065 (e) (z)		323	298
Stratton Mortgage Funding, (United Kingdom), Series 2021-2A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 3.83%, 07/20/2060 (e) (aa)	GBP	146	175
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Interest Rate Benchmark + 0.90%), 3.83%, 07/20/2045 (e) (aa)	GBP	605	720
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 5.39%, 05/25/2058 (e) (aa)		310	307

Total Collateralized Mortgage Obligations (Cost $19,572)			18,345

Commercial Mortgage-Backed Securities — 1.5%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (ICE LIBOR USD 1 Month + 0.88%), 5.12%, 09/15/2034 (e) (aa)		500	487
AREIT Trust, Series 2019-CRE3, Class A, (CME Term SOFR 1 Month + 1.38%), 5.71%, 09/14/2036 (e) (aa)		23	23
AREIT Trust, (Cayman Islands),
Series 2021-CRE5, Class A, (ICE LIBOR USD 1 Month + 1.08%), 5.42%, 11/17/2038 (e) (aa)		428	411
Series 2022-CRE6, Class A, (United States 30 Day Average SOFR + 1.25%), 5.08%, 01/16/2037 (e) (aa)		856	819
Ashford Hospitality Trust, Series 2018-KEYS, Class A, (ICE LIBOR USD 1 Month + 1.00%), 5.32%, 06/15/2035 (e) (aa)		500	481
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class A, (ICE LIBOR USD 1 Month + 1.05%), 5.37%, 04/15/2036 (e) (aa)		400	391
BDS LLC, Series 2022-FL12, Class A, (CME Term SOFR 1 Month + 2.14%), 6.46%, 08/19/2038 (e) (aa)		900	888
BWAY Mortgage Trust, Series 2021-1450, Class A, (ICE LIBOR USD 1 Month + 1.25%), 5.57%, 09/15/2036 (e) (aa)		500	485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	35

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Commercial Mortgage-Backed Securities — continued
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.09%, 05/10/2058		662	636
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A, (ICE LIBOR USD 1 Month + 1.18%), 5.50%, 10/15/2036 (e) (aa)		900	869
MF1X, Series 2021-W10, Class A, (CME Term SOFR 1 Month + 1.07%), 5.41%, 12/15/2034 (e) (aa)		900	849
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class AAB, 3.85%, 08/15/2046		86	86
Morgan Stanley Capital I Trust, Series 2019-PLND, Class A, (ICE LIBOR USD 1 Month + 1.00%), 5.32%, 05/15/2036 (e) (aa)		700	669
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A, (CME Term SOFR 1 Month + 1.82%), 6.16%, 03/15/2035 (e) (aa)		900	874
SREIT Trust, Series 2021-IND, Class A, (ICE LIBOR USD 1 Month + 0.70%), 5.02%, 10/15/2038 (e) (aa)		100	96
VMC Finance LLC, Series 2021-FL4, Class A, (ICE LIBOR USD 1 Month + 1.10%), 5.44%, 06/16/2036 (e) (aa)		297	286

Total Commercial Mortgage-Backed Securities (Cost $8,680)			8,350

Corporate Bonds — 14.6%
Communications — 1.2%
Internet — 0.0% (g)
SK Broadband Co. Ltd., (South Korea), Reg. S, 3.88%, 08/13/2023		200	198

Media — 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, (ICE LIBOR USD 3 Month + 1.65%), 6.09%, 02/01/2024 (aa)		1,700	1,708

Telecommunications — 0.9%
AT&T, Inc.,
Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 4.45%, 09/19/2023 (aa)	AUD	800	546
(ICE LIBOR USD 3 Month + 1.18%), 5.92%, 06/12/2024 (aa)		800	806
British Telecommunications plc, (United Kingdom), 4.50%, 12/04/2023		400	397
SES SA, (Luxembourg), 3.60%, 04/04/2023 (e)		1,400	1,387
Verizon Communications, Inc.,
Reg. S, (BBSW ASX Australian 3 Month + 1.22%), 4.26%, 02/17/2023 (aa)	AUD	1,500	1,022
(ICE LIBOR USD 3 Month + 1.10%), 5.71%, 05/15/2025 (aa)		900	907

			5,065

Total Communications			6,971

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Consumer Cyclical — 1.4%
Auto Manufacturers — 1.0%
General Motors Financial Co., Inc., 3.25%, 01/05/2023		900	900
3.70%, 05/09/2023		1,200	1,194
Hyundai Capital America, 0.80%, 04/03/2023 (e)		1,200	1,186
Reg. S, 1.25%, 09/18/2023		100	97
Reg. S, 4.13%, 06/08/2023		400	397
Stellantis NV, (Netherlands), 5.25%, 04/15/2023		1,700	1,698

			5,472

Retail — 0.4%
7-Eleven, Inc., 0.63%, 02/10/2023 (e)		1,800	1,791
McDonald’s Corp., Reg. S, (BBSW ASX Australian 3 Month + 1.13%), 4.25%, 03/08/2024 (aa)	AUD	600	409

			2,200

Total Consumer Cyclical			7,672

Consumer Non-cyclical — 0.9%
Beverages — 0.1%
JDE Peet’s NV, (Netherlands), 0.80%, 09/24/2024 (e)		400	366

Commercial Services — 0.1%
Transurban Queensland Finance Pty Ltd., (Australia), Reg. S, (BBSW ASX Australian 3 Month + 2.05%), 5.24%, 12/16/2024 (aa)	AUD	1,000	690

Healthcare-Services — 0.1%
HCA, Inc., 5.00%, 03/15/2024		500	497

Pharmaceuticals — 0.6%
Bayer US Finance II LLC, (ICE LIBOR USD 3 Month + 1.01%), 5.78%, 12/15/2023 (e) (aa)		3,500	3,492

Total Consumer Non-cyclical			5,045

Energy — 0.7%
Oil & Gas — 0.4%
Saudi Arabian Oil Co., (Saudi Arabia), Reg. S, 2.88%, 04/16/2024		1,600	1,550
Woodside Finance Ltd., (Australia), Reg. S, 3.70%, 09/15/2026		1,000	936

			2,486

Pipelines — 0.3%
Kinder Morgan, Inc., 5.63%, 11/15/2023 (e)		1,500	1,501

Total Energy			3,987

Financial — 6.8%
Banks — 5.9%
Aozora Bank Ltd., (Japan), Reg. S, 1.05%, 09/09/2024		1,100	1,017
Banco Bilbao Vizcaya Argentaria SA, (Spain), 0.88%, 09/18/2023		1,800	1,743
Barclays plc, (United Kingdom),
Reg. S, (BBSW ASX Australian 3 Month + 1.80%), 4.97%, 06/15/2023 (aa)	AUD	750	511

SEE NOTES TO FINANCIAL STATEMENTS.

36	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 1.38%), 6.02%, 05/16/2024 (aa)		1,300	1,300
BNP Paribas SA, (France),
Reg. S, 3.80%, 01/10/2024		200	197
(ICE LIBOR USD 3 Month + 2.24%), 4.71%, 01/10/2025 (e) (aa)		1,300	1,287
Citigroup, Inc., (BBSW ASX Australian 3 Month + 1.72%), 4.77%, 10/27/2023 (aa)	AUD	1,000	684
Credit Suisse AG, (Switzerland), (BBSW ASX Australian 3 Month + 1.15%), 4.26%, 05/26/2023 (aa)	AUD	2,500	1,689
Danske Bank A/S, (Denmark),
Reg. S, 5.38%, 01/12/2024		1,100	1,091
Reg. S, (ICE LIBOR USD 3 Month + 1.06%), 5.80%, 09/12/2023 (aa)		600	600
Federation des Caisses Desjardins du Quebec, (Canada),
0.70%, 05/21/2024 (e)		1,100	1,031
2.05%, 02/10/2025 (e)		500	466
First Abu Dhabi Bank PJSC, (United Arab Emirates), (BBSW ASX Australian 3 Month + 1.10%), 4.15%, 02/18/2025 (aa)	AUD	700	473
Goldman Sachs Group, Inc. (The),
Reg. S, (BBSW ASX Australian 3 Month + 1.55%), 4.60%, 05/02/2024 (aa)	AUD	500	341
(ICE LIBOR USD 3 Month + 1.60%), 6.33%, 11/29/2023 (aa)		1,400	1,411
HSBC Holdings plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.00%), 5.67%, 05/18/2024 (aa)		800	797
(ICE LIBOR USD 3 Month + 1.23%), 5.97%, 03/11/2025 (aa)		1,000	991
Lloyds Banking Group plc, (United Kingdom), 4.05%, 08/16/2023		1,390	1,381
(BBSW ASX Australian 3 Month + 1.30%), 4.51%, 03/20/2023 (aa)	AUD	300	204
Mitsubishi UFJ Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 0.86%), 5.19%, 07/26/2023 (aa)		2,500	2,504
Mizuho Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 0.63%), 5.39%, 05/25/2024 (aa)		3,400	3,381
NatWest Group plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.55%), 6.27%, 06/25/2024 (aa)		700	700
Nordea Bank Abp, (Finland), (ICE LIBOR USD 3 Month + 0.94%), 5.67%, 08/30/2023 (e) (aa)		200	200

Oversea-Chinese Banking Corp. Ltd., (Singapore),
(BBSW ASX Australian 3 Month + 0.26%), 3.29%, 08/12/2024 (aa)	AUD	1,000	677
(BBSW ASX Australian 3 Month + 0.35%), 3.55%, 03/18/2024 (f) (aa)	AUD	500	339
Societe Generale SA, (France), 2.63%, 01/22/2025 (e)		800	753

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
3.88%, 03/28/2024 (e)		500	488
4.25%, 09/14/2023 (e)		500	496
Standard Chartered plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,700	1,641
Sumitomo Mitsui Financial Group, Inc., (Japan), Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 4.19%, 10/16/2024 (aa)	AUD	2,400	1,629
Sumitomo Mitsui Trust Bank Ltd., (Japan), 0.80%, 09/16/2024 (e)		400	370
UBS AG, (Switzerland), Reg. S, (BBSW ASX Australian 3 Month + 0.87%), 3.96%, 07/30/2025 (aa)	AUD	2,200	1,494
Wells Fargo & Co., (United States SOFR + 1.32%), 5.24%, 04/25/2026 (aa)		1,200	1,196

			33,082

Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 4.50%, 09/15/2023		1,100	1,093
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025		2,300	2,098
ORIX Corp., (Japan), 3.25%, 12/04/2024		400	385

			3,576

Savings & Loans — 0.3%
Nationwide Building Society, (United Kingdom), 0.55%, 01/22/2024 (e)		400	380
(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 03/08/2024 (e) (aa)		1,400	1,393

			1,773

Total Financial			38,431

Industrial — 1.1%
Aerospace/Defense — 0.4%
Boeing Co. (The),
1.43%, 02/04/2024		1,000	955
4.51%, 05/01/2023		1,400	1,398

			2,353

Machinery — Construction & Mining — 0.2%
Komatsu Finance America, Inc., Reg. S, 0.85%, 09/09/2023		1,000	970

Machinery — Diversified — 0.3%
CNH Industrial NV, (Netherlands), 4.50%, 08/15/2023		1,700	1,689

Packaging & Containers — 0.2%
Berry Global, Inc., 0.95%, 02/15/2024		1,200	1,137

Total Industrial			6,149

Technology — 0.7%
Computers — 0.3%
Dell International LLC / EMC Corp., 5.45%, 06/15/2023		600	600
Leidos, Inc., 2.95%, 05/15/2023		1,000	992

			1,592

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	37

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Semiconductors — 0.2%
SK Hynix, Inc., (South Korea),
1.00%, 01/19/2024 (e)	300	285
Reg. S, 1.00%, 01/19/2024	1,000	950

		1,235

Software — 0.2%
VMware, Inc., 0.60%, 08/15/2023	1,300	1,266

Total Technology		4,093

Utilities — 1.8%
Electric — 1.8%
American Electric Power Co., Inc., Series A, (ICE LIBOR USD 3 Month + 0.48%), 4.92%, 11/01/2023 (aa)	1,300	1,294
Ausgrid Finance Pty Ltd., (Australia), 3.85%, 05/01/2023 (e)	700	696
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 5.30%, 09/15/2023 (aa)	800	798
Enel Finance International NV, (Netherlands), 4.25%, 06/15/2025 (e)	300	291
Israel Electric Corp. Ltd., (Israel), 6.88%, 06/21/2023 (e)	500	502
Series 6, Reg. S, 5.00%, 11/12/2024 (e)	300	297
Kansai Electric Power Co., Inc. (The), (Japan), Reg. S, 2.55%, 09/17/2024	1,800	1,714
Pacific Gas and Electric Co., 1.70%, 11/15/2023	200	193
3.25%, 06/15/2023	200	198
3.75%, 02/15/2024	100	98
3.85%, 11/15/2023	400	394
4.25%, 08/01/2023	800	796
Southern California Edison Co., (SOFR Compounded Index + 0.64%), 4.96%, 04/03/2023 (aa)	1,700	1,698
Southern Co. (The), Series 2021, (SOFR Compounded Index + 0.37%), 4.49%, 05/10/2023 (aa)	1,400	1,396

Total Utilities		10,365

Total Corporate Bonds (Cost $85,153)		82,713

Foreign Government Securities — 0.6%
International Bank for Reconstruction & Development, (Supranational), 0.65%, 02/10/2026	3,400	2,954
Korea National Oil Corp., (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.88%), 4.95%, 07/16/2023 (aa)	500	501

Total Foreign Government Securities (Cost $3,902)		3,455

Municipal Bonds — 68.0% (t)
Alaska — 0.6%
Alaska Housing Finance Corp., Home Mortgage, Series B, Rev., VRDO, 3.65%, 01/06/2023 (z)	2,400	2,400

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Alaska — continued
Alaska Municipal Bond Bank Authority, Series 4, Rev., AMT, 5.00%, 12/01/2024	1,215	1,255

		3,655

Arizona — 2.4%
Arizona State University, Series A, Rev., VRDO, 3.55%, 01/06/2023 (z)	13,295	13,295

California — 5.9%
California Public Finance Authority, Sharp Healthcare, Series C, Rev., VRDO, LOC: Barclays Bank plc, 2.20%, 01/02/2023 (z)	2,000	2,000
City of Los Angeles Department of Airports, Senior Bonds Green Bond Project, Rev., AMT, 5.00%, 05/15/2025	2,475	2,571
Los Angeles Department of Water & Power, Power System Revenue, Series B8, Rev., VRDO, 3.00%, 01/06/2023 (z)	5,500	5,500
Los Angeles Department of Water & Power, Subordinate, Series B7, Rev., VRDO, 3.00%, 01/06/2023 (z)	4,000	4,000
San Francisco City & County Airport Comm-San Francisco International Airport, Series B, Rev., VRDO, LOC: Barclays Bank plc, 3.10%, 01/06/2023 (z)	10,000	10,000
State of California, Series C3, GO, VRDO, LOC: U.S. Bank NA, 2.65%, 01/06/2023 (z)	1,445	1,445
University of California, Series AL1, Rev., VRDO, 2.45%, 01/02/2023 (z)	4,800	4,800
West Valley-Mission Community College District, GO, 5.00%, 08/01/2024	3,000	3,106

		33,422

Connecticut — 2.6%
Connecticut Housing Finance Authority, Series B3, Rev., VRDO, 3.58%, 01/06/2023 (z)	5,680	5,680
Connecticut State Health & Educational Facilities Authority, Stamford Hospital Issuer, Rev., 4.00%, 07/01/2023	550	551
Connecticut State Health & Educational Facilities Authority, Yale University,
Series A, Rev., VRDO, 2.75%, 01/02/2023 (z)	4,000	4,000
Series V1, Rev., VRDO, 2.75%, 01/02/2023 (z)	2,750	2,750
State of Connecticut Special Tax Revenue, Series A, Rev., 4.00%, 05/01/2023	1,530	1,535

		14,516

District of Columbia — 1.4%
District of Columbia, Rev., VRDO, LOC: Wells Fargo Bank NA, 3.58%, 01/06/2023 (z)	2,325	2,325
District of Columbia, Georgetown University, Series B2, Rev., VRDO, LOC: Bank of America NA, 3.63%, 01/06/2023 (z)	3,495	3,495

SEE NOTES TO FINANCIAL STATEMENTS.

38	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
District of Columbia — continued
District of Columbia, Georgetown University (The), Series B1, Rev., VRDO, LOC: Bank of America NA, 3.63%, 01/06/2023 (z)	1,915	1,915

		7,735

Florida — 4.5%
Central Florida Expressway Authority, Senior Lien, Rev., AGM, 5.00%, 07/01/2023	1,000	1,010
Florida Gulf Coast University Financing Corp., Parking Project, Series A, Rev., VRDO, LOC: TD Bank NA, 3.66%, 01/06/2023 (z)	3,340	3,340
Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group, Series A, Rev., VRDO, 3.66%, 01/06/2023 (z)	2,800	2,800
JEA Water & Sewer System Revenue,
Series A, Rev., 5.00%, 10/01/2024	3,750	3,851
Series B1, Rev., VRDO, 3.60%, 01/06/2023 (z)	8,385	8,385
Orange County Health Facilities Authority, Nemours Foundation, Series B, Rev., VRDO, LOC: Northern Trust Co., 3.45%, 01/06/2023 (z)	1,900	1,900
Seacoast Utility Authority, Series B, Rev., 5.00%, 03/01/2023	2,215	2,222
State of Florida Lottery Revenue, Lottery, Series A, Rev., 5.00%, 07/01/2025	2,000	2,108

		25,616

Georgia — 0.1%
City of Atlanta, Department of Aviation, Series C, Rev., AMT, 5.00%, 07/01/2024	615	630

Idaho — 0.8%
Idaho Health Facilities Authority, St. Luke’s Health System Obligated Group, Rev., VRDO, LOC: U.S. Bank NA, 3.62%, 01/02/2023 (z)	4,500	4,500

Illinois — 2.2%
County of Cook,
Series A, GO, 5.00%, 11/15/2023	2,250	2,281
Series A, GO, 5.00%, 11/15/2024	5,000	5,161
Illinois Finance Authority, The Catherine Cook School Project, Rev., VRDO, LOC: Northern Trust Co., 3.70%, 01/06/2023 (z)	1,770	1,770
Sales Tax Securitization Corp., Second Lien, Series A, Rev., 5.00%, 01/01/2024	2,700	2,753
State of Illinois, Series A, GO, 5.00%, 03/01/2023	500	501

		12,466

Indiana — 0.2%
Indiana Municipal Power Agency, Series B, Rev., VRDO, LOC: U.S. Bank NA, 3.62%, 01/02/2023 (z)	1,300	1,300

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, Series A, Rev., AGM, 5.00%, 07/01/2023	550	555

Maryland — 1.4%
Washington Suburban Sanitary Commission, Series A, Rev., VRDO, BAN, CNTY GTD, 3.65%, 01/06/2023 (z)	7,700	7,700

Massachusetts — 2.2%
Commonwealth of Massachusetts,
Series A, GO, 5.00%, 01/01/2025	2,000	2,091
Series B, GO, 5.00%, 07/01/2023	4,650	4,698
Massachusetts Development Finance Agency, Partners Healthcare System, Inc., Series K1, Rev., VRDO, 3.65%, 01/06/2023 (z)	5,700	5,700

		12,489

Michigan — 2.6%
University of Michigan, Series D1, Rev., VRDO, 3.50%, 01/02/2023 (z)	2,170	2,170
Wayne County Airport Authority, Rev., AMT, 4.00%, 12/01/2023 (e)	12,715	12,762

		14,932

Minnesota — 1.2%
City of Rochester, Mayo Clinic,
Series A, Rev., VRDO, 3.60%, 01/06/2023 (z)	3,000	3,000
Series B, Rev., VRDO, 3.60%, 01/06/2023 (z)	3,900	3,900

		6,900

Missouri — 1.5%
City of St. Louis, Airport Revenue, Series A, Rev., AGM, 5.00%, 07/01/2024	2,000	2,058
Health & Educational Facilities Authority of the State of Missouri, SSM Healthcare,
Series A, Rev., 5.00%, 06/01/2024	2,380	2,441
Series F, Rev., VRDO, 3.40%, 01/02/2023 (z)	4,235	4,235

		8,734

New Hampshire — 1.4%
New Hampshire Health and Education Facilities Authority Act, Bishop Guertin High School, Rev., VRDO, LOC: TD Bank NA, 3.65%, 01/06/2023 (z)	1,965	1,965
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire, Series B, Rev., VRDO, 3.40%, 01/02/2023 (z)	6,000	6,000

		7,965

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	39

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — 2.9%
Jersey City Redevelopment Agency, Bayfront Redevelopment Project, Rev., 4.00%, 12/15/2024	5,350	5,473
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group, Rev., 5.00%, 07/01/2024	6,930	7,146
New Jersey Health Care Facilities Financing Authority, Virtua Health, Series C, Rev., VRDO, LOC: JPMorgan Chase Bank NA, 2.20%, 01/02/2023 (z)	3,475	3,475
New Jersey Higher Education Student Assistance Authority, Series B, Rev., AMT, 5.00%, 12/01/2023	300	304

		16,398

New Mexico — 3.0%
New Mexico Educational Assistance Foundation, Series 1A, Rev., AMT, 5.00%, 09/01/2024	6,750	6,919
New Mexico Finance Authority, Subordinate, Series A, Rev., 5.00%, 06/15/2025	2,795	2,944
University of New Mexico (The), System Improvement, Rev., VRDO, 3.35%, 01/06/2023 (z)	7,045	7,045

		16,908

New York — 5.5%
City of New York, Fiscal 2018, Series B, GO, VRDO, 3.40%, 01/02/2023 (z)	2,000	2,000
City of New York, Fiscal 2021, Series C, GO, 5.00%, 08/01/2024	1,015	1,050
City of New York, Fiscal Year 2017, Series A4, GO, VRDO, LOC: Citibank NA, 3.58%, 01/06/2023 (z)	1,090	1,090
City of New York, Fiscal 2018, Series B, GO, VRDO, 3.40%, 01/02/2023 (z)	5,000	5,000
New York City Transitional Finance Authority, Future Tax Secured Revenue,
Rev., 5.00%, 11/01/2023	1,000	1,018
Rev., VRDO, 3.63%, 01/02/2023 (z)	3,000	3,000
New York State Dormitory Authority,
Series A, Rev., AGM, 4.00%, 10/01/2023	1,150	1,160
Series B, Rev., 4.00%, 10/01/2023	2,805	2,829
New York State Dormitory Authority, School Districts Financing Program, Rev., 5.00%, 10/01/2023	1,245	1,265
New York State Dormitory Authority, St. John’s University, Series A, Rev., 5.00%, 07/01/2023	500	505
New York State Thruway Authority, Series O, Rev., 5.00%, 01/01/2023	8,905	8,905
New York State Urban Development Corp., Rev., 5.00%, 03/15/2024	1,630	1,672
Triborough Bridge & Tunnel Authority, Series B3, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.56%, 01/02/2023 (z)	1,430	1,430

		30,924

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — 0.5%
North Carolina Turnpike Authority, Rev., BAN, 5.00%, 02/01/2024	3,000	3,056

Ohio — 5.0%
County of Franklin, Facilities, OhioHealth Corp., Series D, Rev., VRDO, LOC: Northern Trust Co., 3.62%, 01/06/2023 (z)	2,300	2,300
Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Obligated Group, Series B3, Rev., VRDO, 3.60%, 01/02/2023 (z)	5,000	5,000
Ohio State University (The), Series B2, Rev., VRDO, 3.58%, 01/06/2023 (z)	6,725	6,725
State of Ohio, Cleveland Clinic Health System, Rev., VRDO, 3.60%, 01/06/2023 (z)	14,000	14,000
State of Ohio, Mental Health Facilities Improvement, Series A, Rev., 5.00%, 02/01/2024	500	511

		28,536

Oklahoma — 0.4%
Tulsa County Independent School District No. 1, Series A, GO, 2.00%, 03/01/2023	2,130	2,125

Oregon — 0.6%
Oregon State Lottery, Series A, Rev., 5.00%, 04/01/2024	1,100	1,129
Washington & Multnomah Counties School District No. 48J Beaverton, Series B, GO, SCH BD GTY, 5.00%, 06/15/2024	2,000	2,063

		3,192

Pennsylvania — 0.5%
City of Philadelphia Water & Wastewater Revenue, Series C, Rev., 5.00%, 06/01/2025	1,355	1,421
Lancaster Higher Education Authority, Harrisburg Area Community, Rev., BAM, 5.00%, 10/01/2023	600	609
Pennsylvania Economic Development Financing Authority, Series A, Rev., 4.00%, 10/15/2023	700	704

		2,734

South Carolina — 0.4%
Piedmont Municipal Power Agency, Series E, Rev., 5.00%, 01/01/2023	2,250	2,250

Texas — 12.1%
Allen Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	1,205	1,208
Board of Regents of the University of Texas System, Financing System, Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co. (The), 3.55%, 01/06/2023 (z)	19,400	19,400
City of Garland Electric Utility System Revenue, Series A, Rev., 5.00%, 03/01/2025	2,190	2,285

SEE NOTES TO FINANCIAL STATEMENTS.

40	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Houston Combined Utility System Revenue, Combined First Lien, Rev., VRDO, 3.64%, 01/06/2023 (z)	16,000	16,000
City of Houston Combined Utility System Revenue, Rev., VRDO, (SIFMA Municipal Swap Index + 0.01%), 3.65%, 01/06/2023 (aa)	5,000	5,000
City of Mesquite, GO, 3.00%, 02/15/2023	1,000	1,000
City of San Antonio, Municipal Drainage Utility, Rev., 5.00%, 02/01/2023	1,000	1,001
City of Wichita Falls Water & Sewer System Revenue, Rev., 5.00%, 08/01/2024	1,540	1,593
County of Williamson, GO, 4.00%, 02/15/2023	2,315	2,317
Cypress-Fairbanks Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2025	2,140	2,241
Fort Worth Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2025	1,150	1,205
Garland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	1,160	1,162
Harris County Toll Road Authority, First Lien, Rev., 5.00%, 08/15/2023	1,600	1,621
Lower Colorado River Authority, LCRA Transmission Services Corp., Rev., 5.00%, 05/15/2023	1,200	1,208
San Antonio Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	1,375	1,424
State of Texas, Transportation Commission Highway, GO, 5.00%, 04/01/2025	3,000	3,152
Texas A&M University, Financing System, Series E, Rev., 5.00%, 05/15/2025	3,000	3,163
Texas Public Finance Authority, Rev., 5.00%, 02/01/2025	2,980	3,119

		68,099

Utah — 0.4%
Central Valley Water Reclamation Facility, Green Bond, Series C, Rev., 5.00%, 03/01/2024	500	512
City of Salt Lake City Public Utilities Revenue, Rev., 5.00%, 02/01/2025	1,550	1,623

		2,135

Virginia — 3.9%
Albemarle County Economic Development Authority, Sentara Martha Jefferson, Rev., VRDO, 3.58%, 01/02/2023 (z)	4,350	4,350
Norfolk Economic Development Authority, Sentara Healthcare Obligated Group,
Series A, Rev., VRDO, 3.62%, 01/06/2023 (z)	6,700	6,700
Series B, Rev., VRDO, 3.58%, 01/06/2023 (z)	9,440	9,440
Virginia College Building Authority, 21st Century College, Series E1, Rev., 5.00%, 02/01/2024	1,285	1,315

		21,805

Washington — 1.7%
Chelan County Public Utility District No. 1, Series B, Rev., VRDO, 3.65%, 01/06/2023 (z)	8,270	8,270

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Washington — continued
Snohomish County School District No. 6 Mukilteo, GO, SCH BD GTY, 5.00%, 12/01/2023		1,000	1,019

			9,289

Total Municipal Bonds (Cost $386,914)			383,861

U.S. Government Agency Securities — 0.8%
FHLBs, 0.96%, 03/05/2026		2,400	2,153
1.11%, 07/27/2026		600	533
FHLMC, 5.36%, 11/22/2024		1,700	1,703

Total U.S. Government Agency Securities (Cost $4,700)			4,389

U.S. Treasury Obligation — 1.2%
U.S. Treasury Note, 3.25%, 08/31/2024 (Cost $7,021)		7,100	6,955

Short-Term Investments — 4.8%
Commercial Papers — 2.0%
American Electric Power Co., Inc., 4.84%, 01/04/2023 (e) (n)		500	500
Bacardi-Martini BV, 5.27%, 01/12/2023 (e) (n)		1,700	1,697
Dominion Energy, Inc., 4.73%, 02/01/2023 (e) (n)		1,000	996
Electricite de France SA, 5.02%, 01/20/2023 (e) (n)		1,700	1,695
Enbridge U.S., Inc., 4.86%, 01/26/2023 (e) (n)		1,800	1,793
Fiserv, Inc., 4.75%, 01/17/2023 (e) (n)		1,800	1,796
Humana, Inc., 4.88%, 01/10/2023 (e) (n)		1,200	1,198
Thomson Reuters Corp., 4.79%, 01/25/2023 (e) (n)		1,700	1,695

Total Commercial Papers			11,370

Foreign Government Securities — 0.7%
Bank of Israel Bill—Makam, (Israel), Series 313, Reg. S, Zero Coupon, 03/02/2023	ILS	330	93
Japan Treasury Discount Bill, (Japan),
Series 1111, Reg. S, Zero Coupon, 01/11/2023	JPY	90,000	686
Series 1113, Reg. S, Zero Coupon, 01/16/2023	JPY	3,90,000	2,972

Total Foreign Government Securities			3,751

Municipal Bonds — 1.4% (t)
City of Los Angeles, Rev., TRAN, 4.00%, 06/29/2023		5,000	5,026
County of Los Angeles, Rev., TRAN, 4.00%, 06/30/2023		3,000	3,016

Total Municipal Bonds			8,042

Repurchase Agreement — 0.5%
BNP Paribas Securities Corp., 4.31%, dated 12/30/2022 due 01/03/2023, repurchase price $3,001 collateralized by U.S. Treasury Security, 0.63%, due 05/15/2030, with a value of $3,066.		3,000	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	41

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Short-Term Investments — continued
Time Deposits — 0.1%
Australia & New Zealand Banking Group Ltd., 1.56%, 01/03/2023	AUD	16	11
2.30%, 01/03/2023	GBP	76	92
Citibank NA, 1.10%, 01/02/2023	EUR	2	2
Royal Bank of Canada, 3.06%, 01/03/2023	CAD	163	120
3.69%, 01/03/2023		93	93
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023		143	143

Total Time Deposits			461

U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills,
Zero Coupon, 02/02/2023 (ii)		296	295

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

U.S. Treasury Obligations — continued
Zero Coupon, 02/16/2023	1	1
Zero Coupon, 03/02/2023 (ii)	23	23

Total U.S. Treasury Obligations		319

Total Short-Term Investments (Cost $26,580)		26,943

Total Investments — 99.3% (Cost - $568,810)		560,368

Other Assets in Excess of Liabilities — 0.7%		3,922

NET ASSETS — 100.0%		$564,290

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SOFR 3 Month	470	06/2023	USD	111,708	(36)

Short Contracts
SOFR 3 Month	(133)	06/2024	USD	(32,080)	84
U.S. Treasury 5 Year Note	(178)	03/2023	USD	(19,211)	(1)
U.S. Treasury Ultra Bond	(1)	03/2023	USD	(137)	2
U.S. Ultra Treasury 10 Year Note	(40)	03/2023	USD	(4,738)	7

					92

Total unrealized appreciation (depreciation)					56

Forward foreign currency exchange contracts outstanding as of December 31, 2022:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,114	CAD	1,494	Barclays Bank plc	01/10/2023	10
AUD	2,653	USD	1,799	Morgan Stanley & Co.	02/16/2023	11
AUD	728	USD	494	Morgan Stanley & Co.	02/16/2023	3
USD	96	ILS	327	Bank of America, NA	03/02/2023	3

Total unrealized appreciation						27

USD	3,543	GBP	2,944	Bank of America, NA	01/10/2023	(16)
USD	613	JPY	90,000	Barclays Bank plc	01/11/2023	(74)
USD	2,658	JPY	3,90,000	Barclays Bank plc	01/17/2023	(319)
USD	12,897	AUD	19,003	Bank of America, NA	02/16/2023	(65)
USD	161	AUD	241	Morgan Stanley & Co.	02/16/2023	(3)

Total unrealized depreciation						(477)

Net unrealized appreciation (depreciation)						(450)

SEE NOTES TO FINANCIAL STATEMENTS.

42	SIX CIRCLES TRUST	DECEMBER 31, 2022

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2022:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	UNREALIZED APPRECIATION (DEPRECIATION) ($)		VALUE($)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	10,800	—	23		23
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	14,200	—	26		26
United States SOFR	3.55% annually	Pay	09/02/2024	USD	4,400	3	(77)		(74)
United States SOFR	4.25% annually	Pay	09/26/2024	USD	300	(1)	(—	)(h)	(1)
United States SOFR	4.80% annually	Pay	11/07/2024	USD	14,400	79	3		82

Total						81	(25)		56

(a)	Value of floating rate index as of December 31, 2022 was as follows:

FLOATING RATE INDEX
ICE LIBOR USD 1 Month	4.39%
ICE LIBOR USD 3 Month	4.77%
United States SOFR	4.30%

Centrally Cleared Credit Default Swaps contracts outstanding — buy protection (1) as of December 31, 2022:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE($)
CDX.NA.IG.35-V1	1.00	Quarterly	12/20/2025	0.55	USD	800	(17)	7	(10)
CDX.NA.IG.36-V1	1.00	Quarterly	06/20/2026	0.62	USD	3,900	(95)	47	(48)
CDX.NA.IG.37-V1	1.00	Quarterly	12/20/2026	0.69	USD	9,300	(232)	126	(106)

Total							(344)	180	(164)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	43

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

ASX	— Australian Stock Exchange
AGM	— Insured by Assured Guaranty Municipal Corp.
AMT	— Alternative Minimum Tax
BAM	— Insured by Build America Mutual
BAN	— Bond Anticipation Note
BBSW	— Bank Bill Swap Rate
CDX	— Credit Default Swap Index
CNTY	— County
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
PSF	— Permanent School Fund
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SCH BD GTY	— School Bond Guaranty
SIFMA	— Securities Industry and Financial Markets Association
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2022.

TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2022.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/$500
(n)	— The rate shown is the effective yield as of December 31, 2022.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2022.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(ii)	— Approximately $318 of these investments are restricted as collateral for forwards to Barclays Bank plc.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
ILS	— Israeli New Shekel
JPY	— Japanese Yen
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 99.3%
Basic Materials — 0.5%
Chemicals — 0.4%
Air Products & Chemicals, Inc.	21	6,340
Albemarle Corp.	10	2,185
Celanese Corp., Class A	9	941
CF Industries Holdings, Inc.	17	1,414
Dow, Inc.	77	3,889
DuPont de Nemours, Inc.	54	3,738
Eastman Chemical Co.	14	1,115
Ecolab, Inc.	22	3,175
FMC Corp.	9	1,166
International Flavors & Fragrances, Inc.	21	2,170
Linde plc, (United Kingdom)	47	15,329
LyondellBasell Industries NV, Class A	24	1,977
Mosaic Co. (The)	30	1,308
PPG Industries, Inc.	22	2,713
RPM International, Inc.	9	866
Sherwin-Williams Co. (The)	22	5,173
Westlake Corp.	3	353

		53,852

Forest Products & Paper — 0.0% (g)
International Paper Co.	48	1,676

Iron/Steel — 0.0% (g)
Cleveland-Cliffs, Inc. (a)	53	861
Nucor Corp.	27	3,516
Steel Dynamics, Inc.	18	1,720

		6,097

Mining — 0.1%
Alcoa Corp.	15	663
Freeport-McMoRan, Inc.	123	4,669
Newmont Corp.	66	3,120

		8,452

Total Basic Materials		70,077

Communications — 10.1%
Advertising — 0.0% (g)
Interpublic Group of Cos., Inc. (The)	39	1,308
Omnicom Group, Inc.	19	1,561
Trade Desk, Inc. (The), Class A (a)	40	1,779

		4,648

Internet — 9.0%
Airbnb, Inc., Class A (a)	33	2,789
Alphabet, Inc., Class A (a)	3,847	339,444
Alphabet, Inc., Class C (a)	3,557	315,574
Amazon.com, Inc. (a)	3,894	327,071
Booking Holdings, Inc. (a)	4	7,386
CDW Corp.	32	5,762
Chewy, Inc., Class A (a)	41	1,519
DoorDash, Inc., Class A (a)	99	4,830
eBay, Inc.	238	9,883
Etsy, Inc. (a)	52	6,269
Expedia Group, Inc. (a)	14	1,188
F5, Inc. (a)	15	2,108

SECURITY DESCRIPTION	SHARES	VALUE ($)

Internet — continued
Gen Digital, Inc.	528	11,326
GoDaddy, Inc., Class A (a)	14	1,067
Marqeta, Inc., Class A (a)	246	1,501
Match Group, Inc. (a)	178	7,367
MercadoLibre, Inc., (Uruguay) (a)	19	16,195
Meta Platforms, Inc., Class A (a)	1,462	175,951
Netflix, Inc. (a)	41	11,991
Okta, Inc., Class A (a)	14	943
Palo Alto Networks, Inc. (a)	268	37,362
Pinterest, Inc., Class A (a)	369	8,960
Roku, Inc., Class A (a)	12	471
Snap, Inc., Class A (a)	721	6,452
Uber Technologies, Inc. (a)	578	14,304
VeriSign, Inc. (a)	9	1,810
Zillow Group, Inc., Class C (a)	18	592

		1,320,115

Media — 0.3%
Charter Communications, Inc., Class A (a)	10	3,466
Comcast Corp., Class A	414	14,467
DISH Network Corp., Class A (a)	37	520
FactSet Research Systems, Inc.	18	7,295
Fox Corp., Class A	28	858
Fox Corp., Class B	15	422
Liberty Broadband Corp., Class C (a)	11	835
Liberty Global plc, (United Kingdom), Class A (a)	40	762
Liberty Global plc, (United Kingdom), Class C (a)	26	503
Liberty Media Corp.-Liberty Formula One, Class C (a)	13	756
Liberty Media Corp.-Liberty SiriusXM, Class A	14	548
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	13	520
News Corp., Class A	43	785
Paramount Global, Class B	63	1,058
Sirius XM Holdings, Inc.	71	415
Walt Disney Co. (The) (a)	170	14,788
Warner Bros Discovery, Inc. (a)	212	2,008

		50,006

Telecommunications — 0.8%
Arista Networks, Inc. (a)	61	7,419
AT&T, Inc.	672	12,366
Cisco Systems, Inc.	1,050	50,002
Corning, Inc.	210	6,703
Juniper Networks, Inc.	90	2,862
Lumen Technologies, Inc.	58	303
Motorola Solutions, Inc.	41	10,504
T-Mobile US, Inc. (a)	55	7,677
Verizon Communications, Inc.	380	14,960

		112,796

Total Communications		1,487,565

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	45

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Consumer Cyclical — 2.3%
Airlines — 0.0% (g)
Delta Air Lines, Inc. (a)	64	2,091
Southwest Airlines Co. (a)	72	2,440

		4,531

Apparel — 0.1%
NIKE, Inc., Class B	120	14,069
VF Corp.	33	906

		14,975

Auto Manufacturers — 0.5%
Cummins, Inc.	56	13,526
Ford Motor Co.	380	4,417
General Motors Co.	141	4,749
Lucid Group, Inc. (a)	33	222
PACCAR, Inc.	136	13,473
Rivian Automotive, Inc., Class A (a)	26	486
Tesla, Inc. (a)	243	29,930

		66,803

Auto Parts & Equipment — 0.0% (g)
Aptiv plc, (Ireland) (a)	25	2,346
BorgWarner, Inc.	18	729
Lear Corp.	5	653

		3,728

Distribution/Wholesale — 0.3%
Copart, Inc. (a)	170	10,360
Fastenal Co.	219	10,358
Ferguson plc, (United Kingdom)	81	10,345
LKQ Corp.	25	1,346
Pool Corp.	4	1,092
WW Grainger, Inc.	17	9,693

		43,194

Entertainment — 0.0% (g)
Caesars Entertainment, Inc. (a)	18	729
Live Nation Entertainment, Inc. (a)	12	863
Vail Resorts, Inc.	4	943

		2,535

Food Service — 0.0% (g)
Aramark	22	895

Home Builders — 0.1%
DR Horton, Inc.	30	2,684
Lennar Corp., Class A	23	2,125
NVR, Inc. (a)	— (h)	1,310
PulteGroup, Inc.	21	962

		7,081

Home Furnishings — 0.0% (g)
Whirlpool Corp.	6	916

SECURITY DESCRIPTION	SHARES	VALUE ($)

Housewares — 0.0% (g)
Newell Brands, Inc.	23	295

Leisure Time — 0.0% (g)
Carnival Corp. (a)	115	924
Royal Caribbean Cruises Ltd. (a)	24	1,162

		2,086

Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	25	3,156
Las Vegas Sands Corp. (a)	33	1,601
Marriott International, Inc., Class A	26	3,870
MGM Resorts International	47	1,562
Wynn Resorts Ltd. (a)	10	814

		11,003

Retail — 1.2%
Advance Auto Parts, Inc.	5	795
AutoZone, Inc. (a)	2	4,385
Bath & Body Works, Inc.	23	966
Best Buy Co., Inc.	23	1,880
Burlington Stores, Inc. (a)	6	1,290
CarMax, Inc. (a)	16	967
Chipotle Mexican Grill, Inc., Class A (a)	3	3,510
Costco Wholesale Corp.	40	18,314
Darden Restaurants, Inc.	14	1,979
Dollar General Corp.	20	5,007
Dollar Tree, Inc. (a)	21	2,931
Domino’s Pizza, Inc.	2	850
Genuine Parts Co.	12	2,122
Home Depot, Inc. (The)	94	29,703
Lowe’s Cos., Inc.	57	11,414
Lululemon Athletica, Inc., (Canada) (a)	10	3,338
McDonald’s Corp.	69	18,095
O’Reilly Automotive, Inc. (a)	5	4,611
Ross Stores, Inc.	33	3,876
Starbucks Corp.	107	10,577
Target Corp.	43	6,426
TJX Cos., Inc. (The)	109	8,666
Tractor Supply Co.	9	2,016
Ulta Beauty, Inc. (a)	4	2,054
Walgreens Boots Alliance, Inc.	78	2,932
Walmart, Inc.	141	20,001
Yum! Brands, Inc.	26	3,325

		172,030

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	8	480

Total Consumer Cyclical		330,552

Consumer Non-cyclical — 28.9%
Agriculture — 0.1%
Altria Group, Inc.	157	7,193
Archer-Daniels-Midland Co.	54	4,975
Bunge Ltd.	18	1,784

SEE NOTES TO FINANCIAL STATEMENTS.

46	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Agriculture — continued
Darling Ingredients, Inc. (a)	13	787
Philip Morris International, Inc.	139	14,023

		28,762

Beverages — 2.4%
Brown-Forman Corp., Class B	172	11,279
Coca-Cola Co. (The)	2,285	145,351
Constellation Brands, Inc., Class A	89	20,625
Keurig Dr Pepper, Inc.	430	15,327
Molson Coors Beverage Co., Class B	107	5,509
Monster Beverage Corp. (a)	218	22,141
PepsiCo., Inc.	768	138,676

		358,908

Biotechnology — 0.6%
Alnylam Pharmaceuticals, Inc. (a)	11	2,566
Amgen, Inc.	49	12,894
Biogen, Inc. (a)	13	3,733
BioMarin Pharmaceutical, Inc. (a)	16	1,662
Bio-Rad Laboratories, Inc., Class A (a)	18	7,494
Corteva, Inc.	70	4,128
Gilead Sciences, Inc.	117	10,019
Horizon Therapeutics Plc (a)	19	2,194
Illumina, Inc. (a)	121	24,544
Incyte Corp. (a)	14	1,112
Moderna, Inc. (a)	30	5,465
Regeneron Pharmaceuticals, Inc. (a)	10	6,982
Royalty Pharma plc, Class A	25	983
Seagen, Inc. (a)	13	1,690
Vertex Pharmaceuticals, Inc. (a)	22	6,436

		91,902

Commercial Services — 2.7%
Affirm Holdings, Inc., Class A (a)	142	1,373
Automatic Data Processing, Inc.	312	74,603
Block, Inc., Class A (a)	398	24,999
Booz Allen Hamilton Holding Corp., Class A	52	5,426
Cass Information Systems, Inc.	9	419
Cintas Corp.	36	16,472
Clarivate plc, (United Kingdom) (a)	118	982
CoStar Group, Inc. (a)	152	11,727
Equifax, Inc.	48	9,346
Euronet Worldwide, Inc. (a)	33	3,076
EVERTEC, Inc., (Puerto Rico)	38	1,218
Evo Payments, Inc., Class A (a)	31	1,054
FleetCor Technologies, Inc. (a)	53	9,707
Gartner, Inc. (a)	6	2,179
Global Payments, Inc.	207	20,542
I3 Verticals, Inc., Class A (a)	14	352
MarketAxess Holdings, Inc.	18	5,075
MoneyGram International, Inc. (a)	56	613
Moody’s Corp.	84	23,287
Paya Holdings, Inc. (a)	57	445
Paylocity Holding Corp. (a)	36	7,024
Paymentus Holdings, Inc., Class A (a)	8	64
Payoneer Global, Inc. (a)	141	770

SECURITY DESCRIPTION	SHARES	VALUE ($)

Commercial Services — continued
PayPal Holdings, Inc. (a)	825	58,750
Quanta Services, Inc.	54	7,755
Remitly Global, Inc. (a)	55	631
Repay Holdings Corp., Class A (a)	56	451
Robert Half International, Inc.	43	3,150
Rollins, Inc.	84	3,055
S&P Global, Inc.	172	57,720
Sabre Corp. (a)	203	1,254
Shift4 Payments, Inc., Class A (a)	32	1,784
Toast, Inc., Class A (a)	188	3,387
TransUnion	76	4,288
U-Haul Holding Co.	31	1,722
United Rentals, Inc. (a)	28	9,859
Verisk Analytics, Inc., Class A	61	10,743
WEX, Inc. (a)	29	4,752

		390,054

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	72	5,696
Estee Lauder Cos., Inc. (The), Class A	22	5,536
Procter & Gamble Co. (The)	221	33,480

		44,712

Food — 0.3%
Campbell Soup Co.	19	1,089
Conagra Brands, Inc.	37	1,420
General Mills, Inc.	54	4,538
Hershey Co. (The)	12	2,788
Hormel Foods Corp.	22	995
J M Smucker Co. (The)	9	1,386
Kellogg Co.	23	1,658
Kraft Heinz Co. (The)	78	3,165
Kroger Co. (The)	59	2,616
Lamb Weston Holdings, Inc.	13	1,172
McCormick & Co., Inc.	23	1,869
Mondelez International, Inc., Class A	134	8,937
Sysco Corp.	42	3,240
Tyson Foods, Inc., Class A	34	2,086

		36,959

Healthcare — Products — 3.1%
Abbott Laboratories	165	18,116
Align Technology, Inc. (a)	7	1,424
Avantor, Inc. (a)	509	10,729
Baxter International, Inc.	42	2,119
Bio-Techne Corp.	121	10,017
Boston Scientific Corp. (a)	129	5,992
Cooper Cos., Inc. (The)	5	1,672
Danaher Corp.	530	140,622
DENTSPLY SIRONA, Inc.	29	933
Edwards Lifesciences Corp. (a)	54	4,047
Exact Sciences Corp. (a)	18	878
Hologic, Inc. (a)	23	1,708
IDEXX Laboratories, Inc. (a)	7	2,881
Insulet Corp. (a)	6	1,692

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	47

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Healthcare — Products — continued
Intuitive Surgical, Inc. (a)	33	8,760
Masimo Corp. (a)	3	516
Medtronic plc, (Ireland)	125	9,717
Novocure Ltd., (Jersey) (a)	7	518
PerkinElmer, Inc.	97	13,553
Repligen Corp. (a)	40	6,694
ResMed, Inc.	12	2,489
STERIS plc	8	1,475
Stryker Corp.	31	7,495
Teleflex, Inc.	5	1,263
Thermo Fisher Scientific, Inc.	301	165,496
Waters Corp. (a)	45	15,402
West Pharmaceutical Services, Inc.	57	13,352
Zimmer Biomet Holdings, Inc.	21	2,620

		452,180

Healthcare — Services — 8.8%
Catalent, Inc. (a)	168	7,557
Centene Corp. (a)	934	76,612
Charles River Laboratories International, Inc. (a)	39	8,569
DaVita, Inc. (a)	3	206
Elevance Health, Inc.	394	202,041
HCA Healthcare, Inc.	21	4,980
Humana, Inc.	208	106,645
IQVIA Holdings, Inc. (a)	144	29,518
Laboratory Corp. of America Holdings	10	2,254
Molina Healthcare, Inc. (a)	96	31,778
Quest Diagnostics, Inc.	10	1,572
UnitedHealth Group, Inc.	1,541	816,984
Universal Health Services, Inc., Class B	7	1,033

		1,289,749

Household Products/Wares — 0.1%
Avery Dennison Corp.	6	1,083
Church & Dwight Co., Inc.	21	1,658
Clorox Co. (The)	10	1,378
Kimberly-Clark Corp.	29	3,922

		8,041

Pharmaceuticals — 10.5%
AbbVie, Inc.	161	26,068
AmerisourceBergen Corp.	14	2,393
Becton Dickinson and Co.	27	6,789
Bristol-Myers Squibb Co.	2,000	143,878
Cardinal Health, Inc.	25	1,913
Cigna Corp.	29	9,504
CVS Health Corp.	123	11,478
Dexcom, Inc. (a)	35	3,983
Elanco Animal Health, Inc. (a)	44	543
Eli Lilly & Co.	743	271,741
Henry Schein, Inc. (a)	15	1,161
Jazz Pharmaceuticals plc, (Ireland) (a)	4	618
Johnson & Johnson	2,460	434,566
McKesson Corp.	14	5,089
Merck & Co., Inc.	2,384	264,481
Neurocrine Biosciences, Inc. (a)	8	903
Organon & Co.	215	6,012

SECURITY DESCRIPTION	SHARES	VALUE ($)

Pharmaceuticals — continued
Pfizer, Inc.	5,282	270,665
Viatris, Inc.	1,146	12,750
Zoetis, Inc., Class A	437	64,016

		1,538,551

Total Consumer Non-cyclical		4,239,818

Energy — 1.4%
Energy—Alternate Sources — 0.2%
Enphase Energy, Inc. (a)	40	10,701
First Solar, Inc. (a)	29	4,358
Plug Power, Inc. (a)	203	2,511
SolarEdge Technologies, Inc., (Israel) (a)	17	4,759

		22,329

Oil & Gas — 1.0%
APA Corp.	30	1,408
Chesapeake Energy Corp.	8	790
Chevron Corp.	172	30,921
ConocoPhillips	121	14,235
Coterra Energy, Inc.	63	1,558
Devon Energy Corp.	53	3,278
Diamondback Energy, Inc.	15	2,083
EOG Resources, Inc.	57	7,442
EQT Corp.	30	1,000
Exxon Mobil Corp.	384	42,346
Hess Corp.	24	3,453
HF Sinclair Corp.	25	1,286
Marathon Oil Corp.	73	1,971
Marathon Petroleum Corp.	48	5,529
Occidental Petroleum Corp.	84	5,291
Ovintiv, Inc.	22	1,120
Phillips 66	45	4,667
Pioneer Natural Resources Co.	20	4,673
Texas Pacific Land Corp.	— (h)	1,121
Valero Energy Corp.	37	4,636

		138,808

Oil & Gas Services — 0.1%
Baker Hughes Co., Class A	93	2,748
Halliburton Co.	83	3,256
Schlumberger Ltd.	125	6,707

		12,711

Pipelines — 0.1%
Cheniere Energy, Inc.	19	2,779
Kinder Morgan, Inc.	186	3,360
ONEOK, Inc.	41	2,678
Targa Resources Corp.	20	1,443
Williams Cos., Inc. (The)	102	3,354

		13,614

Total Energy		187,462

SEE NOTES TO FINANCIAL STATEMENTS.

48	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Financial — 16.2%
Banks — 4.6%
Bank of America Corp.	3,794	125,647
Bank of New York Mellon Corp. (The)	471	21,417
Citigroup, Inc.	1,081	48,899
Citizens Financial Group, Inc.	344	13,561
Fifth Third Bancorp	458	15,043
First Citizens BancShares, Inc., Class A	11	8,269
First Horizon Corp.	314	7,693
First Republic Bank	123	14,988
Goldman Sachs Group, Inc. (The)	182	62,470
Huntington Bancshares, Inc.	988	13,935
KeyCorp.	685	11,938
M&T Bank Corp.	114	16,513
Morgan Stanley	693	58,937
Northern Trust Corp.	123	10,911
PNC Financial Services Group, Inc. (The)	231	36,470
Regions Financial Corp.	644	13,883
Signature Bank	59	6,768
State Street Corp.	233	18,067
SVB Financial Group (a)	47	10,824
Truist Financial Corp.	757	32,577
US Bancorp	821	35,790
Webster Financial Corp.	160	7,583
Wells Fargo & Co.	2,026	83,668

		675,851

Diversified Financial Services — 5.9%
Ally Financial, Inc.	292	7,132
American Express Co.	344	50,890
Ameriprise Financial, Inc.	64	20,048
Apollo Global Management, Inc.	197	12,578
BlackRock, Inc., Class A	66	47,122
Capital One Financial Corp.	231	21,466
Cboe Global Markets, Inc.	52	6,476
Charles Schwab Corp. (The)	737	61,384
CME Group, Inc., Class A	183	30,739
Coinbase Global, Inc., Class A (a)	98	3,478
Discover Financial Services	173	16,919
Flywire Corp. (a)	20	492
Franklin Resources, Inc.	276	7,287
Intercontinental Exchange, Inc.	286	29,385
International Money Express, Inc. (a)	22	532
Invesco Ltd.	337	6,063
LPL Financial Holdings, Inc.	39	8,359
Mastercard, Inc., Class A	646	224,626
Nasdaq, Inc.	175	10,754
Raymond James Financial, Inc.	99	10,568
SEI Investments Co.	66	3,875
Synchrony Financial	352	11,572
T Rowe Price Group, Inc.	143	15,645
Tradeweb Markets, Inc., Class A	53	3,430
Visa, Inc., Class A	1,226	254,753
Western Union Co. (The)	276	3,794

		869,367

SECURITY DESCRIPTION	SHARES	VALUE ($)

Insurance — 4.8%
Aflac, Inc.	353	25,365
Allstate Corp. (The)	163	22,102
American Financial Group, Inc.	57	7,848
American International Group, Inc.	441	27,873
Aon plc, Class A	105	31,628
Arch Capital Group Ltd., (Bermuda) (a)	193	12,120
Arthur J Gallagher & Co.	106	19,908
Assurant, Inc.	32	3,960
Berkshire Hathaway, Inc., Class B (a)	670	206,871
Brown & Brown, Inc.	114	6,467
Chubb Ltd., (Switzerland)	226	49,815
Cincinnati Financial Corp.	108	11,086
Equitable Holdings, Inc.	230	6,589
Erie Indemnity Co., Class A	12	3,055
Everest Re Group Ltd., (Bermuda)	30	9,887
Fidelity National Financial, Inc.	211	7,949
Globe Life, Inc.	73	8,801
Hartford Financial Services Group, Inc. (The)	209	15,843
Lincoln National Corp.	149	4,574
Loews Corp.	163	9,528
Markel Corp. (a)	8	10,541
Marsh & McLennan Cos., Inc.	265	43,817
MetLife, Inc.	393	28,425
Principal Financial Group, Inc.	158	13,288
Progressive Corp. (The)	319	41,416
Prudential Financial, Inc.	215	21,418
Travelers Cos., Inc. (The)	140	26,243
Willis Towers Watson plc, (United Kingdom)	69	16,802
WR Berkley Corp.	105	7,636

		700,855

Private Equity — 0.3%
Ares Management Corp., Class A	72	4,927
Blackstone, Inc.	361	26,760
Carlyle Group, Inc. (The)	145	4,316
KKR & Co., Inc.	301	13,962

		49,965

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	37	2,865

REITS — 0.6%
Alexandria Real Estate Equities, Inc.	15	2,209
American Homes 4 Rent, Class A	20	601
American Tower Corp.	43	9,047
Annaly Capital Management, Inc.	337	7,114
AvalonBay Communities, Inc.	13	2,084
Boston Properties, Inc.	12	800
Camden Property Trust	7	758
Crown Castle, Inc.	40	5,445
Digital Realty Trust, Inc.	30	2,960
Equinix, Inc.	9	5,796
Equity LifeStyle Properties, Inc.	16	1,042
Equity Residential	35	2,042

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	49

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
REITS — continued
Essex Property Trust, Inc.	5	1,053
Extra Space Storage, Inc.	10	1,507
Gaming and Leisure Properties, Inc.	23	1,219
Healthcare Realty Trust, Inc., Class A	35	669
Healthpeak Properties, Inc.	73	1,830
Host Hotels & Resorts, Inc.	70	1,128
Invitation Homes, Inc.	53	1,572
Iron Mountain, Inc.	21	1,054
Kimco Realty Corp.	59	1,260
Medical Properties Trust, Inc.	59	663
Mid-America Apartment Communities, Inc.	11	1,693
Prologis, Inc.	89	10,040
Public Storage	13	3,738
Realty Income Corp.	52	3,290
Regency Centers Corp.	17	1,043
SBA Communications Corp., Class A	9	2,635
Simon Property Group, Inc.	31	3,603
Sun Communities, Inc.	11	1,591
UDR, Inc.	30	1,148
Ventas, Inc.	36	1,608
VICI Properties, Inc.	79	2,546
Welltower, Inc.	46	2,986
Weyerhaeuser Co.	84	2,609
WP Carey, Inc.	15	1,139

		91,522

Total Financial		2,390,425

Industrial — 13.4%
Aerospace/Defense — 1.6%
Boeing Co. (The) (a)	222	42,314
General Dynamics Corp.	93	23,121
HEICO Corp.	17	2,593
HEICO Corp., Class A	27	3,211
Howmet Aerospace, Inc.	145	5,697
L3Harris Technologies, Inc.	74	15,370
Lockheed Martin Corp.	94	45,679
Northrop Grumman Corp.	57	31,243
Raytheon Technologies Corp.	583	58,870
TransDigm Group, Inc.	20	12,362

		240,460

Building Materials — 0.3%
Carrier Global Corp.	335	13,806
Fortune Brands Innovations, Inc.	51	2,938
Johnson Controls International plc	276	17,676
Lennox International, Inc.	12	2,983
Martin Marietta Materials, Inc.	6	1,972
Masco Corp.	84	3,918
Mohawk Industries, Inc. (a)	7	711
Owens Corning	36	3,045
Vulcan Materials Co.	13	2,272

		49,321

SECURITY DESCRIPTION	SHARES	VALUE ($)

Electrical Components & Equipments — 0.3%
AMETEK, Inc.	93	12,960
Emerson Electric Co.	234	22,489
Generac Holdings, Inc. (a)	25	2,494

		37,943

Electronics — 1.2%
Agilent Technologies, Inc.	228	34,055
Allegion plc, (Ireland)	33	3,454
Amphenol Corp., Class A	152	11,551
Arrow Electronics, Inc. (a)	20	2,046
Fortive Corp.	135	8,687
Garmin Ltd., (Switzerland)	14	1,254
Honeywell International, Inc.	266	57,019
Hubbell, Inc., Class B	21	4,926
Keysight Technologies, Inc. (a)	43	7,403
Mettler-Toledo International, Inc. (a)	17	24,889
Sensata Technologies Holding plc	54	2,193
TE Connectivity Ltd.	85	9,773
Trimble, Inc. (a)	66	3,348

		170,598

Engineering & Construction — 0.0% (g)
Jacobs Solutions, Inc.	50	6,012

Environmental Control — 0.4%
Pentair plc, (United Kingdom)	58	2,605
Republic Services, Inc., Class A	86	11,155
Waste Connections, Inc.	101	13,391
Waste Management, Inc.	162	25,383

		52,534

Hand/Machine Tools — 0.1%
Snap-on, Inc.	20	4,466
Stanley Black & Decker, Inc.	60	4,511

		8,977

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	207	49,699

Machinery — Diversified — 0.8%
Cognex Corp.	44	2,057
Deere & Co.	114	48,681
Dover Corp.	57	7,656
IDEX Corp.	30	6,739
Ingersoll Rand, Inc.	156	8,132
Nordson Corp.	20	4,779
Otis Worldwide Corp.	160	12,542
Rockwell Automation, Inc.	45	11,652
Westinghouse Air Brake Technologies Corp.	66	6,612
Xylem, Inc.	71	7,889

		116,739

SEE NOTES TO FINANCIAL STATEMENTS.

50	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Miscellaneous Manufacturers — 1.1%
3M Co.	221	26,495
AO Smith Corp.	49	2,829
Carlisle Cos., Inc.	19	4,573
Eaton Corp. plc	159	25,011
General Electric Co.	436	36,498
Illinois Tool Works, Inc.	120	26,384
Parker-Hannifin Corp.	50	14,497
Teledyne Technologies, Inc. (a)	12	4,688
Textron, Inc.	87	6,164
Trane Technologies plc, (Ireland)	91	15,345

		162,484

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	136	1,618
Ball Corp.	30	1,545
Crown Holdings, Inc.	9	757
Packaging Corp. of America	9	1,187
Sealed Air Corp.	13	661
Westrock Co.	40	1,409

		7,177

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	14	3,307

Transportation — 7.2%
CH Robinson Worldwide, Inc.	567	51,892
CSX Corp.	850	26,343
Expeditors International of Washington, Inc.	768	79,830
FedEx Corp.	1,158	200,572
JB Hunt Transport Services, Inc.	31	5,488
Knight-Swift Transportation Holdings, Inc., Class A	58	3,035
Norfolk Southern Corp.	94	23,117
Old Dominion Freight Line, Inc.	36	10,326
Union Pacific Corp.	244	50,564
United Parcel Service, Inc., Class B	3,520	611,865

		1,063,032

Total Industrial		1,968,283

Technology — 25.9%
Computers — 4.4%
Accenture plc, (Ireland), Class A	60	15,881
Apple, Inc.	4,030	523,582
Cognizant Technology Solutions Corp., Class A	54	3,098
Conduent, Inc. (a)	112	452
Crowdstrike Holdings, Inc., Class A (a)	181	19,025
Dell Technologies, Inc., Class C	74	2,965
EPAM Systems, Inc. (a)	5	1,689
ExlService Holdings, Inc. (a)	22	3,682
Fortinet, Inc. (a)	597	29,200
Hewlett Packard Enterprise Co.	358	5,708
HP, Inc.	258	6,933
International Business Machines Corp.	85	11,933
Leidos Holdings, Inc.	51	5,390

SECURITY DESCRIPTION	SHARES	VALUE ($)

Computers — continued
Maximus, Inc.	40	2,919
NetApp, Inc.	51	3,052
Seagate Technology Holdings plc	50	2,616
TaskUS, Inc., Class A (a)	15	262
TTEC Holdings, Inc.	13	557
Western Digital Corp. (a)	82	2,572
Zscaler, Inc. (a)	76	8,471

		649,987

Office/Business Equipment — 0.0% (g)
Zebra Technologies Corp., Class A (a)	13	3,275

Semiconductors — 3.4%
Advanced Micro Devices, Inc. (a)	492	31,862
Analog Devices, Inc.	156	25,650
Applied Materials, Inc.	267	25,956
Broadcom, Inc.	122	68,449
Entegris, Inc.	41	2,694
Intel Corp.	1,267	33,492
KLA Corp.	43	16,243
Lam Research Corp.	42	17,497
Marvell Technology, Inc.	259	9,581
Microchip Technology, Inc.	165	11,590
Micron Technology, Inc.	339	16,962
Monolithic Power Systems, Inc.	13	4,493
NVIDIA Corp.	758	110,717
NXP Semiconductors NV, (Netherlands)	78	12,313
ON Semiconductor Corp. (a)	128	7,978
Qorvo, Inc. (a)	33	3,026
QUALCOMM, Inc.	341	37,509
Skyworks Solutions, Inc.	49	4,459
Teradyne, Inc.	48	4,180
Texas Instruments, Inc.	276	45,683
Wolfspeed, Inc. (a)	37	2,551

		492,885

Software — 18.1%
Activision Blizzard, Inc.	72	5,525
Adobe, Inc. (a)	420	141,338
Akamai Technologies, Inc. (a)	16	1,344
ANSYS, Inc. (a)	79	19,046
Aspen Technology, Inc. (a)	25	5,099
Autodesk, Inc. (a)	194	36,241
AvidXchange Holdings, Inc. (a)	33	325
Bentley Systems, Inc., Class B	167	6,159
Bill.com Holdings, Inc. (a)	84	9,161
Black Knight, Inc. (a)	138	8,507
Broadridge Financial Solutions, Inc.	86	11,503
Cadence Design Systems, Inc. (a)	244	39,199
Ceridian HCM Holding, Inc. (a)	125	8,042
Cloudflare, Inc., Class A (a)	23	1,019
Concentrix Corp.	29	3,836
CSG Systems International, Inc.	22	1,233
Datadog, Inc., Class A (a)	220	16,179
DocuSign, Inc., Class A (a)	180	9,955

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	51

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Software — continued
Dropbox, Inc., Class A (a)	247	5,520
Dynatrace, Inc. (a)	179	6,851
Electronic Arts, Inc.	26	3,225
Fair Isaac Corp. (a)	22	13,411
Fidelity National Information Services, Inc.	457	30,975
Fiserv, Inc. (a)	455	45,977
HubSpot, Inc. (a)	41	11,911
Intuit, Inc.	240	93,452
Jack Henry & Associates, Inc.	53	9,296
Microsoft Corp.	6,348	1,522,403
MongoDB, Inc., Class A (a)	6	1,153
MSCI, Inc., Class A	40	18,621
Oracle Corp.	1,434	117,231
Palantir Technologies, Inc., Class A (a)	1,505	9,663
Paychex, Inc.	241	27,871
Paycom Software, Inc. (a)	45	13,931
PTC, Inc. (a)	99	11,929
ROBLOX Corp., Class A (a)	33	929
Roper Technologies, Inc.	96	41,491
Salesforce, Inc. (a)	899	119,164
ServiceNow, Inc. (a)	181	70,367
Snowflake, Inc., Class A (a)	20	2,915
Splunk, Inc. (a)	146	12,529
SS&C Technologies Holdings, Inc.	174	9,058
Synopsys, Inc. (a)	137	43,717
Take-Two Interactive Software, Inc. (a)	14	1,491
Twilio, Inc., Class A (a)	16	803
Tyler Technologies, Inc. (a)	37	11,769
Unity Software, Inc. (a)	222	6,355
Veeva Systems, Inc., Class A (a)	12	1,998
Verra Mobility Corp., Class A (a)	90	1,248
VMware, Inc., Class A (a)	190	23,299
Workday, Inc., Class A (a)	181	30,333
Zoom Video Communications, Inc., Class A (a)	203	13,745
ZoomInfo Technologies, Inc., Class A (a)	164	4,936

		2,663,278

Total Technology		3,809,425

Utilities — 0.6%
Electric — 0.6%
AES Corp. (The)	51	1,474
Alliant Energy Corp.	23	1,264
Ameren Corp.	20	1,762
American Electric Power Co., Inc.	53	5,065
CenterPoint Energy, Inc.	49	1,477
CMS Energy Corp.	26	1,677
Consolidated Edison, Inc.	39	3,705
Constellation Energy Corp.	30	2,589
Dominion Energy, Inc.	77	4,717
DTE Energy Co.	15	1,752
Duke Energy Corp.	76	7,848
Edison International	32	2,036
Entergy Corp.	19	2,185

SECURITY DESCRIPTION	SHARES	VALUE ($)

Electric — continued
Evergy, Inc.	21	1,318
Eversource Energy	31	2,580
Exelon Corp.	106	4,593
FirstEnergy Corp.	42	1,748
NextEra Energy, Inc.	183	15,274
NRG Energy, Inc.	20	638
PG&E Corp. (a)	128	2,078
PPL Corp.	62	1,820
Public Service Enterprise Group, Inc.	48	2,930
Sempra Energy	29	4,528
Southern Co. (The)	99	7,062
Vistra Corp.	23	540
WEC Energy Group, Inc.	32	3,031
Xcel Energy, Inc.	59	4,128

		89,819

Gas — 0.0% (g)
Atmos Energy Corp.	13	1,430
NiSource, Inc.	37	1,016
UGI Corp.	24	882

		3,328

Water — 0.0% (g)
American Water Works Co., Inc.	17	2,633
Essential Utilities, Inc.	23	1,084

		3,717

Total Utilities		96,864

Total Common Stocks (Cost $13,072,527)		14,580,471

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 0.7%
Time Deposits — 0.7%
Australia & New Zealand Banking Group Ltd., 3.69%, 01/03/2023	6,939	6,939
Citibank NA, 3.69%, 01/03/2023	3,633	3,633
Royal Bank of Canada, 3.69%, 01/03/2023	29,483	29,483
Sumitomo Mitsui Banking Corp., 3.69%, 01/03/2023	9,616	9,616
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023	45,829	45,829

Total Short-Term Investments (Cost $95,500)		95,500

Total Investments — 100.0% (Cost — $13,168,027)		14,675,971

Other Assets in Excess of Liabilities — 0.0%		14,735

NET ASSETS — 100.0%		$14,690,706

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52	SIX CIRCLES TRUST	DECEMBER 31, 2022

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

E-mini Consumer Staples Select Sector	27	03/2023	USD	2,088	(45)

E-mini Financial Select Sector	120	03/2023	USD	12,929	(194)

E-mini Health Care Select Sector	52	03/2023	USD	7,386	(199)

E-mini Russell 2000 Index	1	03/2023	USD	92	(3)

Micro E-mini NASDAQ 100 Index	385	03/2023	USD	8,874	(387)

NASDAQ 100 E-mini Index	75	03/2023	USD	17,264	(731)

S&P 500 E-mini Index	217	03/2023	USD	42,613	(721)

S&P MidCap 400 E-mini Index	15	03/2023	USD	3,752	(88)

Total unrealized appreciation (depreciation)					(2,368)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2022

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Software	18.1%

Pharmaceuticals	10.5%

Internet	9.0%

Healthcare—Services	8.8%

Transportation	7.2%

Diversified Financial Services	5.9%

Insurance	4.8%

Banks	4.6%

Computers	4.4%

Semiconductors	3.4%

Healthcare—Products	3.1%

Commercial Services	2.7%

Beverages	2.4%

Aerospace/Defense	1.6%

Retail	1.2%

Electronics	1.2%

Miscellaneous Manufacturers	1.1%

Others (Each less than 1.0%)	9.3%

Short-Term Investments	0.7%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	53

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 97.3%
Austria — 0.3%
Erste Group Bank AG	508	16,259
OMV AG	258	13,264
Verbund AG	37	3,134
voestalpine AG	15	406

		33,063

Belgium — 0.7%
Ageas SA	238	10,560
Anheuser-Busch InBev SA	111	6,712
D’ieteren Group	3	628
Elia Group SA	18	2,610
Groupe Bruxelles Lambert NV	147	11,737
KBC Group NV	370	23,817
Sofina SA	23	5,007
Solvay SA	9	943
UCB SA	186	14,625
Umicore SA	26	973
Warehouses De Pauw CVA	20	571

		78,183

Chile — 0.0% (g)
Antofagasta plc	229	4,273

Denmark — 3.8%
AP Moller—Maersk A/S, Class A	1	3,147
AP Moller—Maersk A/S, Class B	2	4,938
Carlsberg A/S, Class B	13	1,660
Chr Hansen Holding A/S	13	966
Coloplast A/S, Class B	15	1,788
Danske Bank A/S	1,020	20,115
Demant A/S (a)	12	339
DSV A/S	84	13,225
Genmab A/S (a)	8	3,564
Novo Nordisk A/S, Class B	2,432	330,273
Novozymes A/S, Class B	26	1,336
Orsted AS (e)	105	9,451
Pandora A/S	207	14,616
ROCKWOOL A/S, Class B	4	932
Tryg A/S	531	12,631
Vestas Wind Systems A/S	451	13,170

		432,151

Finland — 1.1%
Elisa OYJ	18	965
Fortum OYJ	244	4,070
Kesko Oyj, Class B	34	761
Kone OYJ, Class B	152	7,871
Neste OYJ	55	2,528
Nokia OYJ	694	3,224
Nordea Bank Abp	4,972	53,259
Orion OYJ, Class B	157	8,613
Sampo OYJ, Class A	709	37,055
Stora Enso OYJ, Class R	69	979
UPM-Kymmene OYJ	68	2,559
Wartsila OYJ Abp	215	1,812

		123,696

SECURITY DESCRIPTION	SHARES	VALUE ($)

France — 14.1%
Accor SA (a)	23	562
Aeroports de Paris (a)	13	1,789
Air Liquide SA	67	9,565
Airbus SE	264	31,426
Alstom SA	142	3,481
Amundi SA (e)	88	4,998
Arkema SA	8	714
AXA SA	2,760	76,895
BioMerieux	6	585
BNP Paribas SA	1,641	93,433
Bollore SE	111	621
Bouygues SA	102	3,059
Bureau Veritas SA	131	3,450
Capgemini SE	21	3,508
Carrefour SA	76	1,268
Cie de Saint-Gobain	221	10,799
Cie Generale des Etablissements Michelin SCA	88	2,444
Covivio	6	380
Credit Agricole SA	1,780	18,722
Danone SA	83	4,361
Dassault Aviation SA	11	1,909
Dassault Systemes SE	86	3,076
Edenred	32	1,745
Eiffage SA	38	3,689
Electricite de France SA	321	4,118
Engie SA	1,010	14,446
EssilorLuxottica SA	37	6,763
Eurazeo SE	64	3,974
Gecina SA	6	642
Getlink SE	195	3,129
Hermes International	72	111,877
Ipsen SA	56	5,977
Kering SA	171	86,970
Klepierre SA (a)	29	658
La Francaise des Jeux SAEM (e)	14	567
Legrand SA	119	9,580
L’Oreal SA	31	11,118
LVMH Moet Hennessy Louis Vuitton SE	632	459,704
Orange SA	257	2,549
Pernod Ricard SA	27	5,228
Publicis Groupe SA	29	1,870
Remy Cointreau SA	3	521
Renault SA (a)	544	18,167
Safran SA	153	19,136
Sanofi	1,676	161,593
Sartorius Stedim Biotech	4	1,156
Schneider Electric SE	243	34,068
SEB SA	3	281
Societe Generale SA	1,190	29,842
Sodexo SA	11	1,072
Teleperformance	26	6,321
Thales SA	48	6,095
TotalEnergies SE	4,356	273,471
Ubisoft Entertainment SA (a)	12	352

SEE NOTES TO FINANCIAL STATEMENTS.

54	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
France — continued
Unibail—Rodamco-Westfield (a)	15	765
Valeo	27	488
Veolia Environnement SA	368	9,462
Vinci SA	240	23,963
Vivendi SE	91	867
Wendel SE	39	3,641
Worldline SA (a) (e)	30	1,194

		1,604,104

Germany — 11.8%
adidas AG	395	53,476
Allianz SE (Registered)	604	128,984
BASF SE	118	5,812
Bayer AG (Registered)	1,443	74,279
Bayerische Motoren Werke AG	937	83,001
Bechtle AG	11	385
Beiersdorf AG	13	1,471
Brenntag SE	69	4,394
Carl Zeiss Meditec AG	5	624
Commerzbank AG (a)	1,572	14,700
Continental AG	14	825
Covestro AG (e)	24	952
Daimler Truck Holding AG (a)	202	6,216
Delivery Hero SE (a) (e)	21	1,028
Deutsche Bank AG (Registered)	3,056	34,351
Deutsche Boerse AG	281	48,371
Deutsche Lufthansa AG (Registered) (a)	267	2,204
Deutsche Post AG (Registered)	443	16,581
Deutsche Telekom AG (Registered)	416	8,270
E.ON SE	1,241	12,339
Evonik Industries AG	28	535
Fresenius Medical Care AG & Co. KGaA	26	845
Fresenius SE & Co. KGaA	54	1,515
GEA Group AG	68	2,767
Hannover Rueck SE	89	17,589
HeidelbergCement AG	18	1,031
HelloFresh SE (a)	22	477
Henkel AG & Co. KGaA	14	914
Infineon Technologies AG	2,822	85,771
Knorr-Bremse AG	33	1,777
LEG Immobilien SE	10	643
Mercedes-Benz Group AG	2,275	148,785
Merck KGaA	190	36,630
MTU Aero Engines AG	24	5,138
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	207	67,012
Nemetschek SE	189	9,664
Puma SE	241	14,582
Rational AG	2	1,365
Rheinmetall AG	19	3,867
RWE AG	354	15,663
SAP SE	3,413	352,408
Scout24 SE (e)	11	535
Siemens AG (Registered)	342	47,142
Siemens Energy AG	194	3,642

SECURITY DESCRIPTION	SHARES	VALUE ($)

Germany — continued
Siemens Healthineers AG (e)	36	1,799
Symrise AG, Class A	17	1,856
Telefonica Deutschland Holding AG	140	345
United Internet AG (Registered)	12	248
Volkswagen AG	84	13,206
Vonovia SE	92	2,171
Zalando SE (a) (e)	28	996

		1,339,181

Ireland — 0.6%
AerCap Holdings NV (a)	60	3,500
AIB Group plc	1,601	6,146
Bank of Ireland Group plc	1,582	15,078
CRH plc	99	3,927
DCC plc	89	4,363
Experian plc	828	28,030
Flutter Entertainment plc (a)	22	2,946
Kerry Group plc, Class A	21	1,887
Kingspan Group plc	69	3,733
Smurfit Kappa Group plc	32	1,196

		70,806

Italy — 3.2%
Amplifon SpA	16	492
Assicurazioni Generali SpA	1,642	29,197
Davide Campari-Milano NV	65	655
DiaSorin SpA	3	462
Enel SpA	4,495	24,175
Eni SpA	4,380	62,274
Ferrari NV	357	76,641
FinecoBank Banca Fineco SpA	902	14,976
Infrastrutture Wireless Italiane SpA (e)	45	452
Intesa Sanpaolo SpA	24,701	54,722
Mediobanca Banca di Credito Finanziario SpA	896	8,606
Moncler SpA	468	24,885
Nexi SpA (a) (e)	77	608
Poste Italiane SpA (e)	771	7,525
Prysmian SpA	113	4,214
Recordati Industria Chimica e Farmaceutica SpA	153	6,367
Snam SpA	1,140	5,526
Telecom Italia SpA (a)	1,290	299
Terna—Rete Elettrica Nazionale	782	5,775
UniCredit SpA	2,840	40,305

		368,156

Japan — 2.4%
Advantest Corp.	17	1,076
Aeon Co. Ltd.	58	1,223
AGC, Inc.	17	567
Aisin Corp.	13	345
Ajinomoto Co., Inc.	40	1,235
ANA Holdings, Inc. (a)	14	299
Asahi Group Holdings Ltd.	40	1,258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	55

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Asahi Intecc Co. Ltd.	19	313
Asahi Kasei Corp.	111	791
Astellas Pharma, Inc.	163	2,472
Azbil Corp.	10	254
Bandai Namco Holdings, Inc.	18	1,103
Bridgestone Corp.	51	1,788
Brother Industries Ltd.	21	316
Canon, Inc.	89	1,918
Capcom Co. Ltd.	15	488
Central Japan Railway Co.	13	1,559
Chiba Bank Ltd. (The)	47	343
Chubu Electric Power Co., Inc.	57	590
Chugai Pharmaceutical Co. Ltd.	60	1,518
Concordia Financial Group Ltd.	96	402
CyberAgent, Inc.	38	339
Dai Nippon Printing Co. Ltd.	20	396
Daifuku Co. Ltd.	9	420
Dai-ichi Life Holdings, Inc.	87	1,960
Daiichi Sankyo Co. Ltd.	155	4,995
Daikin Industries Ltd.	22	3,338
Daito Trust Construction Co. Ltd.	6	563
Daiwa House Industry Co. Ltd.	53	1,223
Daiwa House REIT Investment Corp., Class A	— (h)	435
Daiwa Securities Group, Inc.	118	522
Denso Corp.	38	1,883
Dentsu Group, Inc.	19	599
Disco Corp.	3	713
East Japan Railway Co.	27	1,521
Eisai Co. Ltd.	22	1,471
ENEOS Holdings, Inc.	272	927
FANUC Corp.	17	2,544
Fast Retailing Co. Ltd.	5	3,103
Fuji Electric Co. Ltd.	11	423
FUJIFILM Holdings Corp.	32	1,595
Fujitsu Ltd.	17	2,320
GLP J-Reit	— (h)	435
GMO Payment Gateway, Inc.	4	314
Hakuhodo DY Holdings, Inc.	21	208
Hamamatsu Photonics KK	12	592
Hankyu Hanshin Holdings, Inc.	20	598
Hikari Tsushin, Inc.	2	267
Hirose Electric Co. Ltd.	3	326
Hitachi Construction Machinery Co. Ltd.	10	214
Hitachi Ltd.	86	4,317
Honda Motor Co. Ltd.	144	3,291
Hoshizaki Corp.	10	341
Hoya Corp.	32	3,055
Hulic Co. Ltd.	34	267
Ibiden Co. Ltd.	10	357
Idemitsu Kosan Co. Ltd.	19	433
Iida Group Holdings Co. Ltd.	13	193
Inpex Corp.	92	990
Isuzu Motors Ltd.	52	598
Ito En Ltd.	5	171

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
ITOCHU Corp.	105	3,304
Itochu Techno-Solutions Corp.	9	197
Japan Airlines Co. Ltd. (a)	13	259
Japan Exchange Group, Inc.	45	641
Japan Metropolitan Fund Invest	1	493
Japan Post Bank Co. Ltd.	37	313
Japan Post Holdings Co. Ltd.	211	1,774
Japan Post Insurance Co. Ltd.	18	310
Japan Real Estate Investment Corp.	— (h)	488
Japan Tobacco, Inc.	106	2,143
JFE Holdings, Inc.	44	506
JSR Corp.	16	307
Kajima Corp.	38	436
Kakaku.com, Inc.	12	189
Kansai Electric Power Co., Inc. (The)	62	605
KAO Corp.	42	1,671
KDDI Corp.	143	4,334
Keio Corp.	9	333
Keisei Electric Railway Co. Ltd.	12	327
Keyence Corp.	17	6,678
Kikkoman Corp.	13	674
Kintetsu Group Holdings Co. Ltd.	15	499
Kirin Holdings Co. Ltd.	73	1,110
Kobayashi Pharmaceutical Co. Ltd.	5	322
Kobe Bussan Co. Ltd.	13	386
Koei Tecmo Holdings Co. Ltd.	10	188
Koito Manufacturing Co. Ltd.	19	277
Komatsu Ltd.	82	1,768
Konami Group Corp.	8	376
Kose Corp.	3	326
Kubota Corp.	90	1,235
Kurita Water Industries Ltd.	9	384
Kyocera Corp.	28	1,410
Kyowa Kirin Co. Ltd.	24	547
Lasertec Corp.	7	1,094
Lixil Corp.	26	384
M3, Inc.	39	1,062
Makita Corp.	20	461
Marubeni Corp.	137	1,568
Mazda Motor Corp.	50	377
McDonald’s Holdings Co. Japan Ltd.	8	289
MEIJI Holdings Co. Ltd.	10	502
MINEBEA MITSUMI, Inc.	32	476
MISUMI Group, Inc.	25	550
Mitsubishi Chemical Group Corp.	113	587
Mitsubishi Corp.	112	3,633
Mitsubishi Electric Corp.	171	1,697
Mitsubishi Estate Co. Ltd.	105	1,358
Mitsubishi HC Capital, Inc.	58	287
Mitsubishi Heavy Industries Ltd.	28	1,122
Mitsubishi UFJ Financial Group, Inc.	1,061	7,122
Mitsui & Co. Ltd.	127	3,699
Mitsui Chemicals, Inc.	16	366
Mitsui Fudosan Co. Ltd.	80	1,468
Mitsui OSK Lines Ltd.	31	762

SEE NOTES TO FINANCIAL STATEMENTS.

56	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Mizuho Financial Group, Inc.	214	3,012
MonotaRO Co. Ltd.	22	313
MS&AD Insurance Group Holdings, Inc.	40	1,263
Murata Manufacturing Co. Ltd.	51	2,510
NEC Corp.	22	761
Nexon Co. Ltd.	42	947
NGK Insulators Ltd.	21	267
Nidec Corp.	40	2,043
Nihon M&A Center Holdings, Inc.	27	330
Nintendo Co. Ltd.	98	4,112
Nippon Building Fund, Inc.	— (h)	608
NIPPON EXPRESS HOLDINGS INC	7	394
Nippon Paint Holdings Co. Ltd.	74	578
Nippon Prologis REIT, Inc.	— (h)	443
Nippon Sanso Holdings Corp.	15	222
Nippon Shinyaku Co. Ltd.	4	250
Nippon Steel Corp.	72	1,241
Nippon Telegraph & Telephone Corp.	106	3,020
Nippon Yusen KK	43	1,012
Nissan Chemical Corp.	11	493
Nissan Motor Co. Ltd.	206	644
Nisshin Seifun Group, Inc.	18	220
Nissin Foods Holdings Co. Ltd.	6	436
Nitori Holdings Co. Ltd.	7	928
Nitto Denko Corp.	13	720
Nomura Holdings, Inc.	258	957
Nomura Real Estate Holdings, Inc.	11	224
Nomura Real Estate Master Fund, Inc.	— (h)	466
Nomura Research Institute Ltd.	30	706
NTT Data Corp.	56	815
Obayashi Corp.	58	434
Obic Co. Ltd.	6	910
Odakyu Electric Railway Co. Ltd.	26	338
Oji Holdings Corp.	72	290
Olympus Corp.	108	1,908
Omron Corp.	16	793
Ono Pharmaceutical Co. Ltd.	32	748
Open House Group Co. Ltd.	7	255
Oracle Corp. Japan	3	215
Oriental Land Co. Ltd.	18	2,561
ORIX Corp.	106	1,695
Osaka Gas Co. Ltd.	33	537
Otsuka Corp.	10	315
Otsuka Holdings Co. Ltd.	35	1,125
Pan Pacific International Holdings Corp.	34	626
Panasonic Holdings Corp.	196	1,639
Persol Holdings Co. Ltd.	16	336
Rakuten Group, Inc.	77	349
Recruit Holdings Co. Ltd.	128	3,994
Renesas Electronics Corp. (a)	104	917
Resona Holdings, Inc.	192	1,052
Ricoh Co. Ltd.	51	387
Rohm Co. Ltd.	8	552
SBI Holdings, Inc.	22	413
SCSK Corp.	14	209

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
Secom Co. Ltd.	19	1,061
Seiko Epson Corp.	25	359
Sekisui Chemical Co. Ltd.	33	459
Sekisui House Ltd.	55	968
Seven & i Holdings Co. Ltd.	67	2,863
SG Holdings Co. Ltd.	26	354
Sharp Corp.	20	145
Shimadzu Corp.	21	594
Shimano, Inc.	7	1,027
Shimizu Corp.	49	261
Shin-Etsu Chemical Co. Ltd.	33	4,066
Shionogi & Co. Ltd.	24	1,172
Shiseido Co. Ltd.	36	1,740
Shizuoka Financial Group, Inc.	40	317
SMC Corp.	5	2,088
SoftBank Corp.	255	2,883
SoftBank Group Corp.	107	4,521
Sompo Holdings, Inc.	28	1,230
Sony Group Corp.	112	8,514
Square Enix Holdings Co. Ltd.	8	353
Subaru Corp.	55	825
SUMCO Corp.	31	411
Sumitomo Chemical Co. Ltd.	132	473
Sumitomo Corp.	100	1,661
Sumitomo Electric Industries Ltd.	63	715
Sumitomo Metal Mining Co. Ltd.	22	770
Sumitomo Mitsui Financial Group, Inc.	116	4,651
Sumitomo Mitsui Trust Holdings, Inc.	30	1,047
Sumitomo Realty & Development Co. Ltd.	27	646
Suntory Beverage & Food Ltd.	12	419
Suzuki Motor Corp.	33	1,047
Sysmex Corp.	15	899
T&D Holdings, Inc.	47	673
Taisei Corp.	16	519
Takeda Pharmaceutical Co. Ltd.	133	4,162
TDK Corp.	34	1,119
Terumo Corp.	57	1,622
TIS, Inc.	20	526
Tobu Railway Co. Ltd.	17	389
Toho Co. Ltd.	10	382
Tokio Marine Holdings, Inc.	163	3,473
Tokyo Electric Power Co. Holdings, Inc. (a)	135	487
Tokyo Electron Ltd.	13	3,908
Tokyo Gas Co. Ltd.	35	677
Tokyu Corp.	47	593
TOPPAN INC	23	343
Toray Industries, Inc.	123	683
Toshiba Corp.	35	1,199
Tosoh Corp.	23	273
TOTO Ltd.	13	424
Toyota Industries Corp.	13	701
Toyota Motor Corp.	941	12,839
Toyota Tsusho Corp.	19	695

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	57

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Trend Micro, Inc.	12	557
Unicharm Corp.	36	1,371
USS Co. Ltd.	18	289
Welcia Holdings Co. Ltd.	8	193
West Japan Railway Co.	19	842
Yakult Honsha Co. Ltd.	11	742
Yamaha Corp.	12	460
Yamaha Motor Co. Ltd.	26	597
Yamato Holdings Co. Ltd.	25	401
Yaskawa Electric Corp.	21	680
Yokogawa Electric Corp.	20	321
Z Holdings Corp.	237	592
ZOZO, Inc.	11	274

		275,867

Jordan — 0.1%
Hikma Pharmaceuticals plc	323	6,015

Luxembourg — 0.0% (g)
ArcelorMittal SA	67	1,773
Aroundtown SA	133	309
Eurofins Scientific SE	17	1,236
Tenaris SA	64	1,130

		4,448

Netherlands — 6.8%
ABN AMRO Bank NV, CVA, GDR (e)	597	8,271
Adyen NV (a) (e)	3	3,855
Aegon NV	2,638	13,368
Akzo Nobel NV	23	1,568
Argenx SE (a)	7	2,644
ASM International NV	101	25,679
ASML Holding NV	878	478,964
Euronext NV (e)	126	9,303
EXOR NV (a)	160	11,717
Heineken Holding NV	13	1,009
Heineken NV	33	3,135
IMCD NV	25	3,633
ING Groep NV	5,571	67,856
JDE Peet’s NV	13	383
Just Eat Takeaway.com NV (a) (e)	24	514
Koninklijke Ahold Delhaize NV	134	3,862
Koninklijke DSM NV	22	2,759
Koninklijke KPN NV	422	1,308
Koninklijke Philips NV	114	1,721
NN Group NV	413	16,869
OCI NV	14	494
Prosus NV (a)	107	7,355
QIAGEN NV (a)	29	1,461
Randstad NV	53	3,253
Stellantis NV	6,239	88,585
Universal Music Group NV	93	2,250
Wolters Kluwer NV	117	12,279

		774,095

SECURITY DESCRIPTION	SHARES	VALUE ($)

Norway — 0.9%
Adevinta ASA, Class B (a)	38	252
Aker BP ASA	41	1,265
DNB Bank ASA	1,375	27,147
Equinor ASA	1,668	59,955
Gjensidige Forsikring ASA	300	5,877
Kongsberg Gruppen ASA	40	1,691
Mowi ASA	54	926
Norsk Hydro ASA	172	1,286
Orkla ASA	99	712
Salmar ASA	9	333
Telenor ASA	92	864
Yara International ASA	21	902

		101,210

Portugal — 0.2%
EDP—Energias de Portugal SA	1,538	7,667
Galp Energia SGPS SA	878	11,844
Jeronimo Martins SGPS SA	37	811

		20,322

South Korea — 2.2%
Samsung Electronics Co. Ltd.	4,579	200,973
Samsung Electronics Co. Ltd. (Registered), GDR	43	47,120

		248,093

Spain — 2.4%
Acciona SA	14	2,565
ACS Actividades de Construccion y Servicios SA	97	2,763
Aena SME SA (a) (e)	34	4,214
Amadeus IT Group SA (a)	58	3,010
Banco Bilbao Vizcaya Argentaria SA	8,975	54,056
Banco Santander SA	24,841	74,278
CaixaBank SA	6,557	25,709
Cellnex Telecom SA (e)	70	2,321
Corp. ACCIONA Energias Renovables SA	36	1,406
EDP Renovaveis SA	158	3,490
Enagas SA	100	1,658
Endesa SA	179	3,380
Ferrovial SA	219	5,739
Grifols SA (a)	40	461
Iberdrola SA	3,346	39,058
Industria de Diseno Textil SA	141	3,733
Naturgy Energy Group SA	82	2,133
Red Electrica Corp. SA	224	3,896
Repsol SA	2,421	38,540
Telefonica SA	672	2,432

		274,842

Sweden — 2.4%
Alfa Laval AB	129	3,732
Assa Abloy AB, Class B	447	9,619
Atlas Copco AB, Class A	1,200	14,214
Atlas Copco AB, Class B	699	7,459

SEE NOTES TO FINANCIAL STATEMENTS.

58	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Sweden — continued
Boliden AB	35	1,320
Electrolux AB, Class B	29	388
Embracer Group AB, Class B (a)	85	388
Epiroc AB, Class A	293	5,329
Epiroc AB, Class B	176	2,829
EQT AB	440	9,347
Essity AB, Class B	78	2,049
Evolution AB (e)	23	2,283
Fastighets AB Balder, Class B (a)	84	391
Getinge AB, Class B	30	629
H & M Hennes & Mauritz AB, Class B	92	993
Hexagon AB, Class B	250	2,619
Holmen AB, Class B	12	489
Husqvarna AB, Class B	189	1,328
Industrivarden AB, Class A	196	4,760
Industrivarden AB, Class C	224	5,439
Indutrade AB	122	2,465
Investment AB Latour, Class B	67	1,265
Investor AB, Class A	742	13,796
Investor AB, Class B	2,690	48,691
Kinnevik AB, Class B (a)	357	4,909
L E Lundbergforetagen AB, Class B	114	4,847
Lifco AB, Class B	106	1,778
Nibe Industrier AB, Class B	677	6,322
Sagax AB, Class B	23	533
Sandvik AB	476	8,609
Securitas AB, Class B	220	1,839
Skandinaviska Enskilda Banken AB, Class A	2,389	27,506
Skanska AB, Class B	153	2,430
SKF AB, Class B	170	2,593
Svenska Cellulosa AB SCA, Class B	76	967
Svenska Handelsbanken AB, Class A	2,157	21,714
Swedbank AB, Class A	1,339	22,778
Swedish Orphan Biovitrum AB (a)	22	461
Tele2 AB, Class B	76	617
Telefonaktiebolaget LM Ericsson, Class B	375	2,196
Telia Co. AB	335	856
Volvo AB, Class A	92	1,742
Volvo AB, Class B	673	12,153
Volvo Car AB, Class B (a)	1,692	7,703

		274,375

Switzerland — 20.8%
ABB Ltd. (Registered)	702	21,409
Adecco Group AG (Registered)	71	2,336
Alcon, Inc.	64	4,401
Bachem Holding AG, Class B	4	383
Baloise Holding AG (Registered)	68	10,471
Banque Cantonale Vaudoise (Registered)	45	4,323
Barry Callebaut AG (Registered)	11	21,067
BKW AG	12	1,577
Chocoladefabriken Lindt & Spruengli AG	3	31,650
Chocoladefabriken Lindt & Spruengli AG (Registered)	— (h)	33,437
Cie Financiere Richemont SA (Registered), Class A	1,191	154,469

SECURITY DESCRIPTION	SHARES	VALUE ($)

Switzerland — continued
Clariant AG (Registered) (a)	29	455
Coca-Cola HBC AG	117	2,763
Credit Suisse Group AG (Registered)	5,326	15,899
EMS-Chemie Holding AG (Registered)	1	636
Geberit AG (Registered)	16	7,560
Givaudan SA (Registered)	1	3,642
Glencore plc	5,671	37,818
Holcim AG (a)	71	3,677
Julius Baer Group Ltd.	316	18,392
Kuehne + Nagel International AG (Registered)	24	5,641
Logitech International SA (Registered)	22	1,366
Lonza Group AG (Registered)	10	4,692
Nestle SA (Registered)	8,233	950,965
Novartis AG (Registered)	3,178	287,595
Partners Group Holding AG	34	29,711
Roche Holding AG	1,071	339,495
Schindler Holding AG	18	3,333
Schindler Holding AG (Registered)	11	1,990
SGS SA (Registered)	3	6,634
SIG Group AG (a)	38	841
Sika AG (Registered)	19	4,513
Sonova Holding AG (Registered)	7	1,635
STMicroelectronics NV	1,477	52,486
Straumann Holding AG (Registered)	14	1,640
Swatch Group AG (The)	66	18,693
Swatch Group AG (The) (Registered)	122	6,342
Swiss Life Holding AG (Registered)	46	23,489
Swiss Prime Site AG (Registered)	10	849
Swiss Re AG	446	41,708
Swisscom AG (Registered)	3	1,821
Temenos AG (Registered)	8	462
UBS Group AG (Registered)	4,951	92,019
VAT Group AG (e)	12	3,310
Zurich Insurance Group AG	222	106,358

		2,363,953

United Arab Emirates — 0.0%
NMC Health plc (a) (bb) (cc)	116	—

United Kingdom — 23.5%
3i Group plc	1,879	30,306
abrdn plc	4,078	9,266
Admiral Group plc	346	8,890
Anglo American plc	738	28,885
Ashtead Group plc	396	22,504
Associated British Foods plc	207	3,921
AstraZeneca plc	2,977	402,782
Auto Trader Group plc (e)	547	3,404
AVEVA Group plc	70	2,710
Aviva plc	5,411	28,706
BAE Systems plc	2,814	29,067
Barclays plc	31,037	59,057
Barratt Developments plc	594	2,835
Berkeley Group Holdings plc	63	2,891
BP plc	41,442	239,117
British American Tobacco plc	1,241	49,079

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	59

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
United Kingdom — continued
British Land Co. plc (The)	510	2,419
BT Group plc	4,034	5,448
Bunzl plc	303	10,097
Burberry Group plc	1,072	26,065
CNH Industrial NV	457	7,335
Coca-Cola Europacific Partners plc	26	1,454
Compass Group plc	1,025	23,672
Croda International plc	81	6,450
Diageo plc	1,322	57,856
Entain plc	342	5,443
GSK plc	7,813	135,039
Haleon plc (a)	2,948	11,665
Halma plc	220	5,248
Hargreaves Lansdown plc	693	7,141
HSBC Holdings plc	38,554	238,937
Imperial Brands plc	524	13,056
Informa plc	842	6,279
InterContinental Hotels Group plc	107	6,129
Intertek Group plc	145	7,059
J Sainsbury plc	1,019	2,672
JD Sports Fashion plc	1,502	2,282
Johnson Matthey plc	107	2,736
Kingfisher plc	1,142	3,245
Land Securities Group plc	411	3,068
Legal & General Group plc	11,532	34,574
Lloyds Banking Group plc	131,682	71,860
London Stock Exchange Group plc	635	54,597
M&G plc	4,845	10,957
Melrose Industries plc	3,645	5,873
Mondi plc	282	4,766
National Grid plc	2,125	25,452
NatWest Group plc	10,261	32,725
Next plc	75	5,258
Ocado Group plc (a)	335	2,488
Pearson plc	385	4,342
Persimmon plc	185	2,715
Phoenix Group Holdings plc	1,446	10,595
Prudential plc	5,308	72,380
Reckitt Benckiser Group plc	415	28,793
RELX plc	1,726	47,713
Rentokil Initial plc	2,256	13,858
Rio Tinto plc	653	45,941
Rolls-Royce Holdings plc (a)	7,523	8,403
Sage Group plc (The)	591	5,325
Schroders plc	1,414	7,431
Segro plc	702	6,466
Severn Trent plc	146	4,663
Shell plc	16,000	451,045
Smith & Nephew plc	505	6,749
Smiths Group plc	328	6,300
Spirax-Sarco Engineering plc	66	8,453
SSE plc	620	12,747
St James’s Place plc	1,050	13,838
Standard Chartered plc	4,827	36,005
Taylor Wimpey plc	2,094	2,565

SECURITY DESCRIPTION	SHARES		VALUE ($)

United Kingdom — continued
Tesco plc		4,333	11,677
Unilever plc		1,478	74,597
United Utilities Group plc		396	4,730
Vodafone Group plc		15,331	15,526
Whitbread plc		117	3,626
WPP plc		634	6,263

			2,675,511

Total Common Stocks (Cost $10,532,658)			11,072,344

Preferred Stocks — 1.5%
Germany — 1.2%
Bayerische Motoren Werke AG		170	14,342
Dr Ing hc F Porsche AG (a)		323	32,582
Henkel AG & Co. KGaA		22	1,526
Porsche Automobil Holding SE		434	23,665
Sartorius AG		3	1,225
Volkswagen AG		525	65,177

			138,517

South Korea — 0.3%
Samsung Electronics Co. Ltd.		796	31,917

Total Preferred Stocks (Cost $201,803)			170,434

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 0.6%
Time Deposits — 0.6%
Australia & New Zealand Banking Group Ltd., 3.69%, 01/03/2023		7,152	7,152
Australia & New Zealand Banking Group Ltd., 2.30%, 01/03/2023	GBP	8,634	10,438
Brown Brothers Harriman,
(12.63%), 01/02/2023	SEK	— (h)	— (h)
0.20%, 01/03/2023	CHF	11,613	12,559
1.00%, 01/02/2023	NOK	13,549	1,383
1.05%, 01/02/2023	DKK	11,755	1,692
1.10%, 01/02/2023	EUR	— (h)	— (h)
2.47%, 01/03/2023	HKD	— (h)	— (h)
3.06%, 01/03/2023	CAD	— (h)	— (h)
3.69%, 01/03/2023		— (h)	— (h)
4.84%, 01/03/2023	ZAR	— (h)	— (h)
Citibank NA,
1.10%, 01/02/2023	EUR	18,243	19,528
3.69%, 01/03/2023		822	822
Royal Bank of Canada, 3.69%, 01/03/2023		4,429	4,429
Skandinaviska Enskilda Banken AB, (12.63%), 01/02/2023	SEK	11,394	1,092
Sumitomo Mitsui Banking Corp.,
(0.33%), 01/04/2023	JPY	128,684	981
3.69%, 01/03/2023		85	85

SEE NOTES TO FINANCIAL STATEMENTS.

60	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments — continued
Time Deposits — continued
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023	3,441	3,441

Total Short-Term Investments (Cost $63,602)		63,602

Total Investments — 99.4% (Cost — $10,798,063)		11,306,380

Other Assets in Excess of Liabilities — 0.6%		74,246

NET ASSETS — 100.0%		$11,380,626

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Amsterdam Index	20	01/2023	EUR	2,999	(46)
Euro STOXX 50 Index	918	03/2023	EUR	38,108	(914)
FTSE 100 Index	261	03/2023	GBP	23,573	(16)
MSCI Emerging Markets Index	33	03/2023	USD	1,600	(17)
TOPIX Index	16	03/2023	JPY	2,313	(6)

Total unrealized appreciation (depreciation)					(999)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

CVA	— Dutch Certification
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.

(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar
ZAR	— South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	61

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, December 31, 2022

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	16.1%

Banks	11.9%

Oil & Gas	10.2%

Food	9.6%

Semiconductors	8.2%

Insurance	6.9%

Apparel	6.7%

Auto Manufacturers	5.4%

Software	3.3%

Retail	2.1%

Electric	1.7%

Diversified Financial Services	1.6%

Commercial Services	1.4%

Mining	1.1%

Investment Companies	1.1%

Others (Each less than 1.0%)	12.1%

Short-Term Investments	0.6%

SEE NOTES TO FINANCIAL STATEMENTS.

62	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — 106.7%
Asset-Backed Securities — 0.9%
Anchorage Capital CLO 11 Ltd., (Cayman Islands), Series 2019-11A, Class AR, (ICE LIBOR USD 3 Month + 1.14%), 5.46%, 07/22/2032 (e) (aa)	1,900	1,854
ARES L CLO Ltd., (Cayman Islands), Series 2018-50A, Class AR, (ICE LIBOR USD 3 Month + 1.05%), 5.13%, 01/15/2032 (e) (aa)	3,300	3,220
Atlas Senior Loan Fund Ltd., (Cayman Islands), Series 2017-8A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 5.23%, 01/16/2030 (e) (aa)	4,952	4,887
Benefit Street Partners CLO XVII Ltd., (Cayman Islands), Series 2019-17A, Class AR, (ICE LIBOR USD 3 Month + 1.08%), 5.16%, 07/15/2032 (e) (aa)	4,300	4,194
CARLYLE US CLO Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.00%), 5.24%, 04/20/2031 (e) (aa)	1,900	1,865
Carmax Auto Owner Trust, Series 2020-1, Class A3, 1.89%, 12/16/2024	98	97
CIFC Funding Ltd., (Cayman Islands), Series 2017-4A, Class A1R, (ICE LIBOR USD 3 Month + 0.95%), 5.27%, 10/24/2030 (e) (aa)	3,200	3,160
Crestline Denali CLO XV Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.03%), 5.27%, 04/20/2030 (e) (aa)	5,329	5,249
Dryden 27 R Euro CLO 2017 DAC, (Ireland), Series 2017-27A, Class AR, (ICE LIBOR EUR 3 Month + 0.66%), 2.95%, 04/15/2033 (e) (aa)	EUR 7,600	7,873
Dryden 36 Senior Loan Fund, (Cayman Islands), Series 2014-36A, Class AR3, (ICE LIBOR USD 3 Month + 1.02%), 5.10%, 04/15/2029 (e) (aa)	5,843	5,766
Ford Credit Auto Owner Trust, Series 2020-B, Class A4, 0.79%, 11/15/2025	850	817
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 08/18/2025	500	483
Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.41%, 11/15/2024	51	50
Madison Park Funding XXVI Ltd., (Cayman Islands), Series 2017-26A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 5.61%, 07/29/2030 (e) (aa)	2,360	2,320
Magnetite XVIII Ltd., (Cayman Islands), Series 2016-18A, Class AR2, (ICE LIBOR USD 3 Month + 0.88%), 5.49%, 11/15/2028 (e) (aa)	7,332	7,241

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Asset-Backed Securities — continued
Marathon CLO IX Ltd., (Cayman Islands), Series 2017-9A, Class A1AR, (ICE LIBOR USD 3 Month + 1.15%), 5.23%, 04/15/2029 (e) (aa)	246	243
Marble Point CLO X Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.04%), 5.12%, 10/15/2030 (e) (aa)	1,800	1,761
Mountain View CLO LLC, (Cayman Islands),
Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.09%), 5.17%, 10/16/2029 (e) (aa)	1,682	1,659
Series 2017-2A, Class AR, (ICE LIBOR USD 3 Month + 1.04%), 5.12%, 01/16/2031 (e) (aa)	2,900	2,848
Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.38%, 12/16/2024	44	44
OCP CLO Ltd., (Cayman Islands), Series 2017-14A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 5.83%, 11/20/2030 (e) (aa)	5,000	4,910
Sculptor CLO XXV Ltd., (Cayman Islands), Series 25A, Class A1, (ICE LIBOR USD 3 Month + 1.27%), 5.35%, 01/15/2031 (e) (aa)	1,200	1,175
Sound Point CLO XII Ltd., (Cayman Islands), Series 2016-2A, Class AR2, (ICE LIBOR USD 3 Month + 1.05%), 5.29%, 10/20/2028 (e) (aa)	54	54
Venture 33 CLO Ltd., (Cayman Islands), Series 2018-33A, Class A1LR, (ICE LIBOR USD 3 Month + 1.06%), 5.14%, 07/15/2031 (e) (aa)	700	688
Venture XXI CLO Ltd., (Cayman Islands), Series 2015-21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 4.96%, 07/15/2027 (e) (aa)	143	143
Vibrant CLO VI Ltd., (Cayman Islands), Series 2017-6A, Class AR, (ICE LIBOR USD 3 Month + 0.95%), 5.70%, 06/20/2029 (e) (aa)	2,124	2,091
Voya CLO Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (ICE LIBOR USD 3 Month + 0.95%), 5.03%, 04/17/2030 (e) (aa)	4,915	4,842
Wellfleet CLO Ltd., (Cayman Islands), Series 2015-1A, Class AR4, (ICE LIBOR USD 3 Month + 0.89%), 5.13%, 07/20/2029 (e) (aa)	1,129	1,111
World Omni Auto Receivables Trust, Series 2020-A, Class A3, 1.10%, 04/15/2025	57	56

Total Asset-Backed Securities (Cost $73,102)		70,701

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	63

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — 2.1%
Citigroup Mortgage Loan Trust,
Series 2021-INV1, Class A3A, 2.50%, 05/25/2051 (e) (z)	6,061	4,874
Series 2021-INV3, Class A11, (United States 30 Day Average SOFR + 0.85%), 4.37%, 05/25/2051 (e) (aa)	444	404
FHLMC REMICS,
Series 3404, Class SA, IF, IO, (6.00% - ICE LIBOR USD 1 Month), 1.68%, 01/15/2038 (aa)	1,265	97
Series 3680, Class SA, IF, IO, (5.00% - ICE LIBOR USD 1 Month), 0.68%, 06/15/2040 (aa)	2,380	101
Series 4023, Class S, IF, IO, (6.25% - ICE LIBOR USD 1 Month), 1.93%, 03/15/2042 (aa)	1,084	93
Series 4056, Class GS, IF, IO, (6.65% - ICE LIBOR USD 1 Month), 2.33%, 12/15/2041 (aa)	598	51
Series 4134, Class PI, IO, 3.00%, 11/15/2042	487	59
Series 4165, Class TI, IO, 3.00%, 12/15/2042	524	37
Series 4479, Class AI, IO, 3.50%, 09/15/2025	4,550	152
Series 4598, Class IK, IO, 3.50%, 03/15/2046	621	114
Series 4710, Class EI, IO, 3.50%, 11/15/2031	3,657	306
Series 4751, Class EF, (ICE LIBOR USD 1 Month + 0.25%), 4.57%, 05/15/2041 (aa)	2,991	2,899
Series 4764, Class WF, (ICE LIBOR USD 1 Month + 0.30%), 4.62%, 02/15/2048 (aa)	4,942	4,735
Series 4790, Class F, (ICE LIBOR USD 1 Month + 0.19%), 4.51%, 10/15/2043 (aa)	1,972	1,902
Series 4825, Class SE, IF, IO, (6.20% - ICE LIBOR USD 1 Month), 1.88%, 09/15/2048 (aa)	4,347	498
Series 4888, Class IB, IO, 4.00%, 03/15/2047	372	56
Series 4990, Class MI, IO, 4.00%, 07/25/2050	4,507	1,033
Series 5003, Class AS, IF, IO, (6.10% - ICE LIBOR USD 1 Month), 1.71%, 08/25/2050 (aa)	7,340	965
Series 5013, Class IQ, IO, 3.50%, 09/25/2050	5,537	921
Series 5016, Class PI, IO, 3.00%, 09/25/2050	11,762	1,834
Series 5024, Class BI, IO, 2.00%, 10/25/2050	18,853	2,203

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Collateralized Mortgage Obligations — continued
Series 5034, Class YI, IO, 4.00%, 11/25/2050	2,941	564
Series 5045, Class DI, IO, 2.50%, 11/25/2050	2,936	419
Series 5047, Class CI, IO, 2.00%, 12/25/2050	1,784	253
Series 5056, Class PI, IO, 2.50%, 12/25/2050	9,076	1,133
Series 5062, Class EI, IO, 2.00%, 01/25/2051	3,828	546
Series 5065, Class IG, IO, 3.00%, 01/25/2051	3,504	541
Series 5069, Class DI, IO, 3.50%, 02/25/2041	1,427	186
Series 5069, Class LI, IO, 2.50%, 02/25/2051	15,065	2,224
Series 5071, Class IN, IO, 4.00%, 08/25/2050	5,784	1,306
Series 5087, Class IL, IO, 3.00%, 03/25/2051	2,107	342
Series 5124, Class LI, IO, 4.50%, 07/25/2051	12,752	2,819
Series 5202, Class UI, IO, 3.50%, 01/25/2052	4,533	832
Series 5210, Class AI, IO, 3.50%, 01/25/2042	4,629	655
Series 5227, Class EI, IO, 4.00%, 04/25/2050	5,121	599
FHLMC STRIPs, Series 365, Class C2, IO, 4.00%, 06/15/2049	4,228	822
FNMA Interest STRIP,
Series 379, Class S56, IO, (ICE LIBOR USD 1 Month + 7.90%), 3.51%, 05/25/2037 (aa)	409	57
Series 405, Class 1, PO, Zero Coupon, 10/25/2040	327	262
Series 406, Class 23, IO, 6.00%, 11/25/2040 (z)	155	37
FNMA REMICS,
Series 2007-30, Class JS, IF, IO, (6.44% - ICE LIBOR USD 1 Month), 2.05%, 04/25/2037 (aa)	1,807	162
Series 2012-53, Class IO, IO, 3.50%, 05/25/2027	520	25
Series 2012-98, Class JI, IO, 3.00%, 04/25/2027	1,353	33
Series 2012-135, Class SB, IF, IO, (6.10% - ICE LIBOR USD 1 Month), 1.71%, 12/25/2042 (aa)	1,020	99
Series 2013-109, Class BO, PO, Zero Coupon, 07/25/2043	411	246
Series 2014-34, Class US, IF, (8.60% - ICE LIBOR USD 1 Month), 0.00%, 06/25/2044 (aa)	67	53

SEE NOTES TO FINANCIAL STATEMENTS.

64	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
Series 2016-26, Class SY, IF, (7.03% - ICE LIBOR USD 1 Month), 0.00%, 11/25/2042 (aa)	514	326
Series 2016-63, Class AS, IF, IO, (6.00% - ICE LIBOR USD 1 Month), 1.61%, 09/25/2046 (aa)	1,687	179
Series 2018-67, Class HF, (ICE LIBOR USD 1 Month + 0.30%), 4.69%, 09/25/2048 (aa)	2,733	2,615
Series 2018-67, Class SH, IF, IO, (6.20% - ICE LIBOR USD 1 Month), 1.81%, 09/25/2048 (aa)	3,503	361
Series 2018-77, Class PF, (ICE LIBOR USD 1 Month + 0.30%), 4.69%, 10/25/2048 (aa)	2,191	2,091
Series 2019-48, Class IB, IO, 0.67%, 06/25/2039 (z)	23,315	512
Series 2019-68, Class US, IF, IO, (6.00% - ICE LIBOR USD 1 Month), 1.61%, 11/25/2049 (aa)	6,473	750
Series 2019-78, Class DI, IO, 4.50%, 11/25/2049	651	103
Series 2020-42, Class CI, IO, 3.00%, 06/25/2050	13,242	2,221
Series 2020-60, Class BI, IO, 3.50%, 09/25/2050	11,889	2,171
Series 2020-68, Class CI, IO, 3.00%, 10/25/2050	8,988	1,366
Series 2020-74, Class PI, IO, 2.00%, 12/25/2049	10,882	1,145
Series 2020-86, Class PI, IO, 2.50%, 12/25/2050	3,451	539
Series 2020-89, Class IM, IO, 2.00%, 12/25/2050	10,232	1,296
Series 2020-89, Class LI, IO, 3.00%, 12/25/2050	11,790	2,005
Series 2020-99, Class IQ, IO, 3.00%, 01/25/2051	987	162
Series 2021-8, Class YF, (United States 30 Day Average SOFR + 0.20%), 3.23%, 03/25/2061 (aa)	10,635	10,656
GNMA,
Series 2015-H03, Class FA, (ICE LIBOR USD 1 Month + 0.50%), 4.34%, 12/20/2064 (aa)	69	69
Series 2015-H33, Class FA, (ICE LIBOR USD 1 Month + 0.66%), 3.42%, 12/20/2065 (aa)	9,689	9,513
Series 2017-H03, Class HA, 3.00%, 01/20/2067	4,592	4,406
Series 2019-H08, Class FE, (ICE LIBOR USD 1 Month + 0.65%), 1.97%, 01/20/2069 (aa)	4,351	4,182

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Collateralized Mortgage Obligations — continued
Series 2019-H16, Class FD, (ICE LIBOR USD 1 Month + 0.80%), 3.63%, 10/20/2069 (aa)	2,505	2,450
Series 2020-142, Class LI, IO, 2.50%, 09/20/2050	11,592	1,787
Series 2020-142, Class MT, IO, (ICE LIBOR USD 1 Month + 6.15%), 0.05%, 07/20/2047 (aa)	14,262	26
Series 2020-142, Class TN, IO, (ICE LIBOR USD 1 Month + 6.20%), 0.10%, 09/20/2047 (aa)	19,210	78
Series 2020-H12, Class F, (ICE LIBOR USD 1 Month + 0.50%), 3.75%, 07/20/2070 (aa)	547	526
Series 2020-H13, Class FA, (ICE LIBOR USD 1 Month + 0.45%), 2.98%, 07/20/2070 (aa)	4,978	4,765
Series 2020-H14, Class FH, (ICE LIBOR USD 1 Month + 1.25%), 4.56%, 08/20/2070 (aa)	6,985	7,008
Series 2020-H15, Class FH, (ICE LIBOR USD 1 Month + 1.05%), 3.31%, 07/20/2070 (aa)	3,014	2,983
Series 2020-H15, Class FK, (ICE LIBOR USD 1 Month + 1.25%), 3.08%, 04/20/2070 (aa)	5,335	5,261
Series 2020-H16, Class FN, (ICE LIBOR USD 1 Month + 1.25%), 4.39%, 09/20/2070 (aa)	1,883	1,888
Series 2021-23, Class GI, IO, 2.00%, 02/20/2051	12,382	1,425
Series 2021-122, Class IT, IO, 2.50%, 07/20/2051	12,524	1,406
Series 2021-206, Class IG, IO, 2.50%, 09/20/2051	10,917	1,037
Series 2021-223, Class QI, IO, 2.50%, 10/20/2051	11,486	1,102
Series 2021-H03, Class ML, 5.22%, 01/20/2071 (z)	10,486	10,718
Series 2021-H14, Class HF, (United States 30 Day Average SOFR + 1.50%), 5.33%, 09/20/2071 (aa)	7,808	7,979
Series 2021-H16, Class F, (United States 30 Day Average SOFR + 1.50%), 5.33%, 09/20/2071 (aa)	9,599	9,829
GS Mortgage-Backed Securities Trust,
Series 2021-GR2, Class A2, 2.50%, 02/25/2052 (e) (z)	1,839	1,478
Series 2021-INV1, Class A2, 2.50%, 12/25/2051 (e) (z)	884	711
IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 08/18/2043 (e)	2,268	2,112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	65

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
MFA Trust, Series 2020-NQM2, Class A1, 1.38%, 04/25/2065 (e) (z)	4,004	3,593
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-6, Class A6, (United States 30 Day Average SOFR + 0.85%), 4.37%, 09/25/2051 (e) (aa)	1,917	1,744
OBX Trust, Series 2021-INV2, Class A11, (United States 30 Day Average SOFR + 0.90%), 4.42%, 10/25/2051 (e) (aa)	446	407
PMT Loan Trust,
Series 2021-INV1, Class A11, (United States 30 Day Average SOFR + 0.90%), 4.42%, 07/25/2051 (e) (aa)	8,895	8,005
Series 2021-INV1, Class A3, 2.50%, 07/25/2051 (e) (z)	4,228	3,400

Total Collateralized Mortgage Obligations (Cost $184,008)		165,935

Commercial Mortgage-Backed Securities — 0.6%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class ASB, 3.43%, 09/15/2048	365	353
BANK,
Series 2017-BNK7, Class AS, 3.75%, 09/15/2060	750	686
Series 2018-BN13, Class A5, 4.22%, 08/15/2061 (z)	500	476
Series 2018-BN15, Class A4, 4.41%, 11/15/2061 (z)	1,235	1,187
Barclays Commercial Mortgage Trust,
Series 2019-C5, Class A4, 3.06%, 11/15/2052	1,000	881
Series 2019-C5, Class ASB, 2.99%, 11/15/2052	500	460
BBCMS Mortgage Trust,
Series 2020-C6, Class ASB, 2.60%, 02/15/2053	600	539
Series 2020-C7, Class A5, 2.04%, 04/15/2053	210	171
BCP Trust, Series 2021-330N, Class A, (ICE LIBOR USD 1 Month + 0.80%), 5.12%, 06/15/2038 (e) (aa)	2,800	2,615
Benchmark Mortgage Trust,
Series 2020-B16, Class AM, 2.94%, 02/15/2053 (z)	350	291
Series 2020-B17, Class A5, 2.29%, 03/15/2053	500	417
Series 2020-B20, Class A5, 2.03%, 10/15/2053	750	605
BWAY Mortgage Trust, Series 2021-1450, Class A, (ICE LIBOR USD 1 Month + 1.25%), 5.57%, 09/15/2036 (e) (aa)	4,600	4,464

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Mortgage-Backed Securities — continued
BX Commercial Mortgage Trust, Series 2021-21M, Class A, (ICE LIBOR USD 1 Month + 0.73%), 5.05%, 10/15/2036 (e) (aa)	2,235	2,147
CD Mortgage Trust, Series 2017-CD5, Class AAB, 3.22%, 08/15/2050	919	870
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 08/15/2050	1,100	1,009
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AS, 3.86%, 07/10/2047	250	239
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500	481
Series 2015-GC33, Class AS, 4.11%, 09/10/2058	500	468
Series 2019-GC41, Class AS, 3.02%, 08/10/2056	250	209
COMM Mortgage Trust, Series 2016-CR28, Class ASB, 3.53%, 02/10/2049	298	288
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class ASB, 3.31%, 11/15/2049	262	252
CSMC, Series 2020-FACT, Class A, (ICE LIBOR USD 1 Month + 1.35%), 5.67%, 10/15/2037 (e) (aa)	2,100	2,047
FHLMC Multifamily Structured Pass-Through Certificates,
Series K047, Class A2, 3.33%, 05/25/2025 (z)	1,000	969
Series K049, Class A2, 3.01%, 07/25/2025	250	240
Series K057, Class A2, 2.57%, 07/25/2026	850	798
Series K063, Class A2, 3.43%, 01/25/2027 (z)	1,000	961
Series K071, Class A2, 3.29%, 11/25/2027	500	476
Series K073, Class A2, 3.35%, 01/25/2028	1,000	953
Series K075, Class A2, 3.65%, 02/25/2028 (z)	500	483
Series K094, Class A2, 2.90%, 06/25/2029	112	102
Series K103, Class A2, 2.65%, 11/25/2029	500	447
Series K108, Class A2, 1.52%, 03/25/2030	304	250
Series K117, Class A2, 1.41%, 08/25/2030	1,500	1,204
Series K118, Class A2, 1.49%, 09/25/2030	500	403
Series K725, Class A2, 3.00%, 01/25/2024	220	215
Series K726, Class A2, 2.91%, 04/25/2024	689	671

SEE NOTES TO FINANCIAL STATEMENTS.

66	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued
Series K729, Class A2, 3.14%, 10/25/2024	200	194
Series K737, Class A2, 2.53%, 10/25/2026	650	605
FNMA-ACES,
Series 2015-M10, Class A2, 3.09%, 04/25/2027 (z)	472	447
Series 2016-M5, Class A2, 2.47%, 04/25/2026	500	465
Series 2017-M11, Class A2, 2.98%, 08/25/2029	1,000	911
Series 2017-M12, Class A2, 3.06%, 06/25/2027 (z)	97	91
Series 2017-M13, Class A2, 2.93%, 09/25/2027 (z)	516	483
Series 2018-M8, Class A2, 3.30%, 06/25/2028 (z)	908	865
Series 2020-M46, Class A2, 1.32%, 05/25/2030	1,000	810
GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	250	218
LUXE Trust, Series 2021-TRIP, Class A, (ICE LIBOR USD 1 Month + 1.05%), 5.37%, 10/15/2038 (e) (aa)	1,004	960
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A4, 3.33%, 05/15/2049	500	467
Series 2016-C31, Class A5, 3.10%, 11/15/2049	500	459
Series 2016-C32, Class A4, 3.72%, 12/15/2049	1,000	937
UBS Commercial Mortgage Trust,
Series 2018-C11, Class ASB, 4.12%, 06/15/2051	687	660
Series 2018-C12, Class A5, 4.30%, 08/15/2051	1,380	1,301
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5, 3.41%, 12/15/2047	420	401
Series 2015-C27, Class A5, 3.45%, 02/15/2048	918	874
Series 2015-LC20, Class A5, 3.18%, 04/15/2050	500	474
Series 2017-C39, Class A5, 3.42%, 09/15/2050	1,000	922
Series 2017-C40, Class A4, 3.58%, 10/15/2050	550	510
Series 2018-C44, Class A5, 4.21%, 05/15/2051	1,000	949

Total Commercial Mortgage-Backed Securities (Cost $49,117)		43,330

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — 43.7%
Basic Materials — 1.4%
Chemicals — 0.8%
Air Liquide Finance SA, (France),
Reg. S, 0.63%, 06/20/2030	EUR	800	700
Reg. S, 0.75%, 06/13/2024	EUR	1,200	1,252
Air Products and Chemicals, Inc.,
0.50%, 05/05/2028	EUR	1,000	917
0.80%, 05/05/2032	EUR	2,000	1,650
1.00%, 02/12/2025	EUR	4,450	4,580
2.80%, 05/15/2050		15	10
Akzo Nobel NV, (Netherlands),
Reg. S, 1.50%, 03/28/2028	EUR	1,000	954
Reg. S, 2.00%, 03/28/2032	EUR	1,000	907
Albemarle Corp., 5.65%, 06/01/2052		210	192
Albemarle New Holding GmbH, (Germany),
Reg. S, 1.13%, 11/25/2025	EUR	1,000	992
Reg. S, 1.63%, 11/25/2028	EUR	3,900	3,658
Argentum Netherlands BV for Givaudan SA, (Netherlands),
Reg. S, 1.13%, 09/17/2025	EUR	800	804
Reg. S, 2.00%, 09/17/2030	EUR	1,000	952
Arkema SA, (France),
Reg. S, 0.75%, 12/03/2029	EUR	1,000	864
Reg. S, (EUR Swap Rate 5 Year + 1.57%), 1.50%, 10/21/2025 (x) (aa)	EUR	1,000	902
Reg. S, 1.50%, 04/20/2027	EUR	1,000	980
Brenntag Finance BV, (Netherlands),
Reg. S, 0.50%, 10/06/2029	EUR	500	405
Reg. S, 1.13%, 09/27/2025	EUR	1,000	1,002
Cabot Corp.,
4.00%, 07/01/2029		365	327
5.00%, 06/30/2032		175	163
Celanese US Holdings LLC, 4.78%, 07/19/2026	EUR	3,900	3,971
CF Industries, Inc.,
4.50%, 12/01/2026 (e)		1,800	1,744
4.95%, 06/01/2043		505	434
5.38%, 03/15/2044		120	109
Covestro AG, (Germany), Reg. S, 0.88%, 02/03/2026	EUR	1,875	1,833
Dow Chemical Co. (The),
4.55%, 11/30/2025		118	117
5.25%, 11/15/2041		600	563
6.90%, 05/15/2053		195	213
Eastman Chemical Co., 1.88%, 11/23/2026	EUR	1,500	1,451
Ecolab, Inc., 1.00%, 01/15/2024	EUR	1,950	2,048
EI du Pont de Nemours and Co., 2.30%, 07/15/2030		404	337
FMC Corp., 3.20%, 10/01/2026		10	9
Givaudan Finance Europe BV, (Netherlands), Reg. S, 1.00%, 04/22/2027	EUR	100	97
Huntsman International LLC,
4.50%, 05/01/2029		2	2
International Flavors & Fragrances, Inc., 1.80%, 09/25/2026	EUR	1,500	1,462
LANXESS AG, (Germany),
Reg. S, 0.00%, 09/08/2027	EUR	1,000	898

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	67

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Chemicals — continued
Reg. S, 0.63%, 12/01/2029	EUR	500	412
Reg. S, 1.75%, 03/22/2028	EUR	1,000	940
Linde Finance BV, (Netherlands),
Reg. S, 0.25%, 05/19/2027	EUR	1,000	946
Reg. S, 0.55%, 05/19/2032	EUR	800	661
Reg. S, 1.00%, 04/20/2028	EUR	1,000	991
Reg. S, 1.88%, 05/22/2024	EUR	1,825	1,949
Linde plc, (Ireland), Reg. S, 1.00%, 09/30/2051	EUR	1,500	890
LYB International Finance BV, (Netherlands), 4.88%, 03/15/2044		550	461
LYB International Finance II BV, (Netherlands),
0.88%, 09/17/2026	EUR	1,000	934
1.63%, 09/17/2031	EUR	1,000	829
LYB International Finance III LLC,
3.38%, 10/01/2040		290	207
4.20%, 10/15/2049		1,000	749
Mosaic Co. (The), 4.25%, 11/15/2023		30	30
PPG Industries, Inc., 0.88%, 11/03/2025	EUR	1,000	983
1.20%, 03/15/2026		35	31
1.40%, 03/13/2027	EUR	1,000	963
1.88%, 06/01/2025	EUR	1,500	1,532
2.75%, 06/01/2029	EUR	4,200	4,180
RPM International, Inc.,
2.95%, 01/15/2032		365	289
5.25%, 06/01/2045		31	27
Sherwin-Williams Co. (The),
3.45%, 08/01/2025		45	43
Solvay SA, (Belgium),
Reg. S, 0.50%, 09/06/2029	EUR	2,000	1,713
Reg. S, 2.75%, 12/02/2027	EUR	1,000	1,030
Westlake Corp.,
1.63%, 07/17/2029	EUR	3,000	2,591
3.38%, 08/15/2061		100	60
Yara International ASA, (Norway),
3.15%, 06/04/2030 (e)		1,000	804

			61,744

Forest Products & Paper — 0.0% (g)
Georgia-Pacific LLC, 8.88%, 05/15/2031		100	122
Mondi Finance Europe GmbH, (Austria), Reg. S, 2.38%, 04/01/2028	EUR	500	494
Mondi Finance plc, (United Kingdom),
Reg. S, 1.50%, 04/15/2024	EUR	500	521
Reg. S, 1.63%, 04/27/2026	EUR	1,000	992

			2,129

Iron/Steel — 0.1%
ArcelorMittal SA, (Luxembourg),
Reg. S, 1.75%, 11/19/2025	EUR	1,500	1,512
Reg. S, 4.88%, 09/26/2026	EUR	1,500	1,605
Reliance Steel & Aluminum Co.,
1.30%, 08/15/2025		320	289
2.15%, 08/15/2030		980	775
Steel Dynamics, Inc.,
3.25%, 01/15/2031		4,310	3,691

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Iron/Steel — continued
3.45%, 04/15/2030		155	137
Vale Overseas Ltd., (Cayman Islands),
3.75%, 07/08/2030		245	215
6.88%, 11/21/2036		130	137

			8,361

Mining — 0.5%
Anglo American Capital plc, (United Kingdom),
Reg. S, 1.63%, 09/18/2025	EUR	1,000	1,010
Reg. S, 1.63%, 03/11/2026	EUR	1,000	995
Reg. S, 3.38%, 03/11/2029	GBP	1,500	1,569
Reg. S, 4.75%, 09/21/2032	EUR	1,000	1,052
Barrick PD Australia Finance Pty Ltd., (Australia), 5.95%, 10/15/2039		920	945
BHP Billiton Finance Ltd., (Australia),
Series 10, Reg. S, 3.25%, 09/24/2027	EUR	1,898	2,006
Series 12, Reg. S, 4.30%, 09/25/2042	GBP	1,000	1,052
Series 13, Reg. S, 3.13%, 04/29/2033	EUR	241	235
Series 17, Reg. S, 1.50%, 04/29/2030	EUR	2,175	1,984
Freeport-McMoRan, Inc., 4.13%, 03/01/2028		1,500	1,386
Glencore Capital Finance DAC, (Ireland),
Reg. S, 0.75%, 03/01/2029	EUR	1,900	1,564
Reg. S, 1.13%, 03/10/2028	EUR	3,900	3,436
Reg. S, 1.25%, 03/01/2033	EUR	6,325	4,629
Glencore Finance Europe Ltd., (Jersey),
Reg. S, 0.63%, 09/11/2024	EUR	500	506
Reg. S, 1.50%, 10/15/2026	EUR	3,500	3,358
Reg. S, 1.75%, 03/17/2025	EUR	4,500	4,571
Reg. S, 3.75%, 04/01/2026	EUR	1,500	1,585
Kinross Gold Corp., (Canada),
4.50%, 07/15/2027		2,500	2,375
Norsk Hydro ASA, (Norway),
Reg. S, 1.13%, 04/11/2025	EUR	2,700	2,699
Reg. S, 2.00%, 04/11/2029	EUR	800	710
Rio Tinto Finance plc, (United Kingdom), Reg. S, 4.00%, 12/11/2029	GBP	2,000	2,291
Rio Tinto Finance USA Ltd., (Australia), 2.75%, 11/02/2051		150	100
Southern Copper Corp.,
3.88%, 04/23/2025		35	34
5.88%, 04/23/2045		9	9
6.75%, 04/16/2040		10	11
Teck Resources Ltd., (Canada),
5.40%, 02/01/2043		1,100	982
Yamana Gold, Inc., (Canada),
2.63%, 08/15/2031		2,705	2,027

			43,121

Total Basic Materials			115,355

Communications — 2.1%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
3.38%, 03/01/2041		184	130

SEE NOTES TO FINANCIAL STATEMENTS.

68	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Advertising — continued
JCDecaux SE, (France),
Reg. S, 1.63%, 02/07/2030	EUR	1,000	854
Reg. S, 2.63%, 04/24/2028		EUR 1,000	953
MMS USA Holdings, Inc.,
Reg. S, 0.63%, 06/13/2025		EUR 2,900	2,872
Reg. S, 1.25%, 06/13/2028		EUR 3,700	3,468
Publicis Groupe SA, (France), Reg. S, 1.63%, 12/16/2024		EUR 4,000	4,130

			12,407

Internet — 0.3%
Alphabet, Inc.,
1.90%, 08/15/2040		700	467
2.25%, 08/15/2060		265	151
Amazon.com, Inc.,
3.10%, 05/12/2051		75	54
3.25%, 05/12/2061		225	155
3.45%, 04/13/2029		885	829
Booking Holdings, Inc.,
0.10%, 03/08/2025		EUR 1,500	1,485
0.50%, 03/08/2028		EUR 1,500	1,348
1.80%, 03/03/2027		EUR 1,500	1,480
2.38%, 09/23/2024		EUR 1,000	1,049
3.60%, 06/01/2026		50	48
4.63%, 04/13/2030		195	189
4.75%, 11/15/2034		EUR 1,600	1,741
Expedia Group, Inc.,
3.25%, 02/15/2030		2,140	1,820
3.80%, 02/15/2028		700	644
4.63%, 08/01/2027		700	672
Meta Platforms, Inc.,
3.50%, 08/15/2027		240	224
3.85%, 08/15/2032		630	554
4.45%, 08/15/2052		130	104
4.65%, 08/15/2062		150	120
Prosus NV, (Netherlands),
Reg. S, 1.21%, 01/19/2026		EUR 4,000	3,846
Reg. S, 1.29%, 07/13/2029		EUR 4,000	3,239
Reg. S, 1.54%, 08/03/2028		EUR 1,000	866
Reg. S, 1.99%, 07/13/2033		EUR 1,000	721
Reg. S, 2.03%, 08/03/2032		EUR 1,500	1,132
Reg. S, 2.09%, 01/19/2030		EUR 1,000	831
Reg. S, 2.78%, 01/19/2034	EUR	1,000	765
VeriSign, Inc.,
2.70%, 06/15/2031		360	294
4.75%, 07/15/2027		277	268
5.25%, 04/01/2025		132	132

			25,228

Media — 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.70%, 04/01/2051		2,440	1,493
4.50%, 02/01/2024		105	104

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Media — continued
4.80%, 03/01/2050		740	539
4.91%, 07/23/2025		1,545	1,515
Comcast Corp.,
0.25%, 09/14/2029	EUR	3,100	2,634
1.88%, 02/20/2036	GBP	575	490
1.95%, 01/15/2031		2,875	2,330
2.35%, 01/15/2027		57	52
2.65%, 02/01/2030		530	460
2.65%, 08/15/2062		50	29
2.89%, 11/01/2051		190	123
3.15%, 02/15/2028		298	275
3.20%, 07/15/2036		25	20
3.30%, 02/01/2027		1,940	1,831
3.40%, 07/15/2046		420	309
3.75%, 04/01/2040		300	249
3.97%, 11/01/2047		145	116
4.25%, 10/15/2030		120	115
4.60%, 10/15/2038		120	111
Cox Communications, Inc., 3.50%, 08/15/2027 (e)		3,180	2,957
Discovery Communications LLC,
4.13%, 05/15/2029		940	818
5.20%, 09/20/2047		1,100	822
FactSet Research Systems, Inc.,
2.90%, 03/01/2027		1,335	1,213
3.45%, 03/01/2032		930	785
Informa plc, (United Kingdom),
Reg. S, 1.25%, 04/22/2028	EUR	3,600	3,259
Reg. S, 2.13%, 10/06/2025		EUR 2,000	2,033
Reg. S, 3.13%, 07/05/2026		GBP 1,100	1,200
ITV plc, (United Kingdom), Reg. S, 1.38%, 09/26/2026		EUR 1,500	1,449
Paramount Global, 4.85%, 07/01/2042		2,080	1,549
Pearson Funding plc, (United Kingdom), Reg. S, 3.75%, 06/04/2030	GBP	2,475	2,641
TDF Infrastructure SASU, (France), Reg. S, 1.75%, 12/01/2029	EUR	4,500	3,647
Time Warner Cable LLC,
4.50%, 09/15/2042		300	221
5.50%, 09/01/2041		800	666
Vivendi SE, (France), Reg. S, 1.13%, 12/11/2028	EUR	1,200	1,088
Walt Disney Co. (The),
1.75%, 01/13/2026		45	41
2.00%, 09/01/2029		790	664
Wolters Kluwer NV, (Netherlands),
Reg. S, 0.25%, 03/30/2028	EUR	2,500	2,233
Reg. S, 0.75%, 07/03/2030	EUR	1,475	1,263
Reg. S, 1.50%, 03/22/2027	EUR	4,375	4,302
Reg. S, 2.50%, 05/13/2024	EUR	1,000	1,058
Reg. S, 3.00%, 09/23/2026	EUR	5,000	5,237

			51,941

Telecommunications — 1.0%
America Movil SAB de CV, (Mexico),
2.13%, 03/10/2028	EUR	1,300	1,279

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	69

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Telecommunications — continued
4.38%, 08/07/2041	GBP	1,500	1,528
5.00%, 10/27/2026	GBP	1,200	1,428
5.75%, 06/28/2030	GBP	2,000	2,444
AT&T, Inc.,
1.65%, 02/01/2028		180	152
1.70%, 03/25/2026		1,170	1,056
1.80%, 09/05/2026		EUR 2,250	2,242
1.80%, 09/14/2039	EUR	500	372
2.05%, 05/19/2032	EUR	200	180
2.45%, 03/15/2035	EUR	825	715
3.50%, 06/01/2041		2,790	2,095
3.55%, 09/15/2055		10	7
3.65%, 06/01/2051		1,800	1,276
3.65%, 09/15/2059		720	484
3.80%, 02/15/2027		40	38
3.80%, 12/01/2057		227	158
3.85%, 06/01/2060		70	49
4.25%, 06/01/2043	GBP	200	196
4.30%, 12/15/2042		100	82
4.50%, 03/09/2048		15	12
4.75%, 05/15/2046		70	60
4.85%, 03/01/2039		195	176
Reg. S, 5.50%, 03/15/2027	GBP	850	1,035
7.00%, 04/30/2040	GBP	400	542
Bell Telephone Co. of Canada or Bell Canada (The), (Canada),
3.65%, 08/15/2052		135	99
Series US-3, 0.75%, 03/17/2024		45	43
Chorus Ltd., (New Zealand), Reg. S, 3.63%, 09/07/2029		EUR 2,650	2,747
CK Hutchison Group Telecom Finance SA, (Luxembourg), Reg. S, 0.38%, 10/17/2023		EUR 1,300	1,358
Corning, Inc., 5.45%, 11/15/2079		115	100
Elisa OYJ, (Finland), Reg. S, 0.88%, 03/17/2024	EUR	100	104
Emirates Telecommunications Group Co. PJSC, (United Arab Emirates), Reg. S, 0.88%, 05/17/2033		EUR 1,600	1,265
Eutelsat SA, (France),
Reg. S, 1.50%, 10/13/2028		EUR 4,400	3,336
Reg. S, 2.00%, 10/02/2025		EUR 1,000	934
Reg. S, 2.25%, 07/13/2027		EUR 1,000	880
Global Switch Holdings Ltd., (British Virgin Islands), Reg. S, 1.50%, 01/31/2024	EUR	850	883
Juniper Networks, Inc.,
1.20%, 12/10/2025		300	269
2.00%, 12/10/2030		381	291
Koninklijke KPN NV, (Netherlands), Reg. S, 5.75%, 09/17/2029		GBP 5,000	6,039
Motorola Solutions, Inc.,
2.30%, 11/15/2030		47	37
2.75%, 05/24/2031		1,130	906
4.60%, 05/23/2029		40	38
5.50%, 09/01/2044		875	793

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
NTT Finance Corp., (Japan),
Reg. S, 0.01%, 03/03/2025	EUR	500	496
Reg. S, 0.08%, 12/13/2025	EUR	1,000	970
Reg. S, 0.34%, 03/03/2030	EUR	500	421
Reg. S, 0.40%, 12/13/2028	EUR	1,000	884
O2 Telefonica Deutschland Finanzierungs GmbH, (Germany), Reg. S, 1.75%, 07/05/2025		EUR 1,000	1,014
Orange SA, (France),
Reg. S, 0.00%, 09/04/2026		EUR 2,000	1,886
Reg. S, 0.50%, 09/04/2032		EUR 2,000	1,560
Reg. S, 3.25%, 01/15/2032		GBP 1,100	1,149
OTE plc, (United Kingdom), Reg. S, 0.88%, 09/24/2026	EUR	100	97
Proximus SADP, (Belgium),
Reg. S, 1.88%, 10/01/2025	EUR	100	102
Reg. S, 2.38%, 04/04/2024	EUR	100	106
Rogers Communications, Inc., (Canada),
3.20%, 03/15/2027 (e)		257	238
3.80%, 03/15/2032 (e)		68	59
4.50%, 03/15/2042 (e)		251	206
4.55%, 03/15/2052 (e)		192	149
SES SA, (Luxembourg), Reg. S, 3.50%, 01/14/2029	EUR	2,300	2,234
Sprint LLC,
7.63%, 02/15/2025		2,800	2,891
7.63%, 03/01/2026		2,500	2,631
Telefonaktiebolaget LM Ericsson, (Sweden),
Reg. S, 1.00%, 05/26/2029	EUR	2,715	2,185
Reg. S, 1.88%, 03/01/2024	EUR	1,900	1,979
Telenor ASA, (Norway), Reg. S, 0.25%, 02/14/2028	EUR	1,300	1,167
Telia Co. AB, (Sweden), Reg. S, 2.13%, 02/20/2034	EUR	700	624
Telstra Corp. Ltd., (Australia), Reg. S, 1.00%, 04/23/2030	EUR	3,500	3,103
T-Mobile USA, Inc.,
1.50%, 02/15/2026		10	9
2.63%, 04/15/2026		510	467
3.00%, 02/15/2041		50	35
3.30%, 02/15/2051		120	80
3.60%, 11/15/2060		325	217
3.88%, 04/15/2030		3,420	3,106
4.50%, 04/15/2050		55	45
5.20%, 01/15/2033		165	164
5.65%, 01/15/2053		140	137
5.80%, 09/15/2062		480	470
Verizon Communications, Inc.,
0.88%, 04/02/2025	EUR	750	756
0.88%, 04/08/2027	EUR	475	450
1.50%, 09/19/2039	EUR	700	503
1.68%, 10/30/2030		78	61
2.10%, 03/22/2028		350	304

SEE NOTES TO FINANCIAL STATEMENTS.

70	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Telecommunications — continued
2.36%, 03/15/2032		340	270
2.50%, 04/08/2031	GBP	1,000	991
2.55%, 03/21/2031		650	535
2.65%, 11/20/2040		1,070	727
3.00%, 11/20/2060		15	9
3.25%, 02/17/2026	EUR	200	211
3.38%, 02/15/2025		90	87
3.55%, 03/22/2051		100	72
3.88%, 03/01/2052		370	283
4.02%, 12/03/2029		150	141
4.07%, 06/18/2024	GBP	100	120
4.13%, 08/15/2046		80	64
4.27%, 01/15/2036		25	23
4.33%, 09/21/2028		450	434
4.40%, 11/01/2034		20	18
4.75%, 10/31/2034	EUR	1,000	1,104
4.86%, 08/21/2046		320	289

			76,061

Total Communications			165,637

Consumer Cyclical — 2.3%
Airlines — 0.1%
easyJet FinCo. BV, (Netherlands), Reg. S, 1.88%, 03/03/2028	EUR	2,700	2,321
easyJet plc, (United Kingdom), Reg. S, 0.88%, 06/11/2025	EUR	1,500	1,461
Ryanair DAC, (Ireland),
Reg. S, 0.88%, 05/25/2026	EUR	1,500	1,435
Reg. S, 2.88%, 09/15/2025	EUR	1,000	1,038
Southwest Airlines Co., 5.13%, 06/15/2027		1,150	1,137
United Airlines, Inc.,
4.38%, 04/15/2026 (e)		525	487
4.63%, 04/15/2029 (e)		360	313
Wizz Air Finance Co. BV, (Netherlands), Reg. S, 1.00%, 01/19/2026	EUR	1,000	882

			9,074

Apparel — 0.1%
Burberry Group plc, (United Kingdom), Reg. S, 1.13%, 09/21/2025	GBP	825	887
LVMH Moet Hennessy Louis Vuitton SE, (France),
Reg. S, 0.13%, 02/11/2028	EUR	800	737
Reg. S, 0.75%, 04/07/2025	EUR	300	306
Reg. S, 1.13%, 02/11/2027	GBP	1,200	1,265
Tapestry, Inc., 4.13%, 07/15/2027		2,020	1,886
VF Corp., 2.40%, 04/23/2025		25	24

			5,105

Auto Manufacturers — 1.2%
American Honda Finance Corp., 0.75%, 11/25/2026	GBP	4,800	4,958
1.50%, 10/19/2027	GBP	2,300	2,368
BMW US Capital LLC, 3.90%, 04/09/2025 (e) (jj)		1,100	1,077
Cummins, Inc., 2.60%, 09/01/2050		160	100

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Manufacturers — continued
Dongfeng Motor Hong Kong International Co. Ltd., (Hong Kong), Reg. S, 0.43%, 10/19/2024	EUR	600	592
Ford Motor Co., 3.25%, 02/12/2032		700	525
Ford Motor Credit Co. LLC,
4.00%, 11/13/2030		545	448
4.95%, 05/28/2027		3,065	2,859
General Motors Co.,
5.20%, 04/01/2045		425	348
6.25%, 10/02/2043		295	274
6.60%, 04/01/2036		520	512
General Motors Financial Co., Inc.,
Reg. S, 1.55%, 07/30/2027	GBP	2,000	1,998
Reg. S, 1.69%, 03/26/2025	EUR	1,475	1,493
1.70%, 08/18/2023		70	68
Reg. S, 2.25%, 09/06/2024	GBP	1,300	1,492
Reg. S, 2.35%, 09/03/2025	GBP	2,325	2,599
2.35%, 02/26/2027		110	96
2.70%, 08/20/2027		1,450	1,269
2.70%, 06/10/2031		585	450
2.75%, 06/20/2025		980	918
2.90%, 02/26/2025		45	43
5.00%, 04/09/2027		1,120	1,087
Honda Motor Co. Ltd., (Japan), 2.53%, 03/10/2027		410	375
Mercedes-Benz Finance Canada, Inc., (Canada), Reg. S, 3.00%, 02/23/2027	EUR	2,625	2,749
Mercedes-Benz Group AG, (Germany),
Reg. S, 1.13%, 11/06/2031	EUR	15	13
Reg. S, 2.13%, 07/03/2037	EUR	775	681
Mercedes-Benz International Finance BV, (Netherlands),
Reg. S, 1.63%, 08/22/2023	EUR	20	21
Reg. S, 2.63%, 04/07/2025	EUR	1,760	1,860
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024 (e)		1,600	1,459
Nissan Motor Co. Ltd., (Japan),
Reg. S, 2.65%, 03/17/2026	EUR	4,800	4,763
Reg. S, 3.20%, 09/17/2028	EUR	2,400	2,249
3.52%, 09/17/2025 (e)		3,000	2,789
PACCAR Financial Europe BV, (Netherlands), Reg. S, 3.25%, 11/29/2025	EUR	10,750	11,375
RCI Banque SA, (France),
Reg. S, 4.13%, 12/01/2025	EUR	7,000	7,438
Reg. S, 4.75%, 07/06/2027	EUR	2,100	2,239
Reg. S, 4.88%, 09/21/2028	EUR	3,375	3,537
Stellantis Finance US, Inc., 2.69%, 09/15/2031 (e)		460	352
Toyota Motor Credit Corp.,
0.80%, 01/09/2026		200	178
3.65%, 08/18/2025		580	564
3.95%, 06/30/2025		175	172
Volkswagen Bank GmbH, (Germany),
Reg. S, 0.75%, 06/15/2023	EUR	300	318

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	71

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Auto Manufacturers — continued
Reg. S, 1.25%, 06/10/2024	EUR	6,500	6,682
Reg. S, 1.25%, 12/15/2025	EUR	1,000	985
Volkswagen Financial Services AG, (Germany),
Reg. S, 1.50%, 10/01/2024	EUR	1,000	1,024
Reg. S, 2.25%, 10/16/2026	EUR	10	10
Reg. S, 2.50%, 04/06/2023	EUR	915	979
Reg. S, 3.00%, 04/06/2025	EUR	20	21
Reg. S, 3.38%, 04/06/2028	EUR	1,450	1,455
Volkswagen Financial Services NV, (Netherlands), Reg. S, 1.13%, 07/05/2026	GBP	1,000	1,031
Volkswagen Group of America Finance LLC, 4.35%, 06/08/2027 (e)		1,540	1,478
Volkswagen International Finance NV, (Netherlands),
Reg. S, 0.05%, 06/10/2024	EUR	400	405
Reg. S, 3.13%, 03/28/2025	EUR	1,000	1,048
Reg. S, (EUR Swap Rate 5 Year + 3.75%), 3.50%, 06/17/2025 (x) (aa)	EUR	1,000	989
Reg. S, (EUR Swap Rate 5 Year + 2.92%), 3.75%, 12/28/2027 (x) (aa)	EUR	1,000	908
Reg. S, (EUR Swap Rate 9 Year + 3.96%), 3.88%, 06/17/2029 (x) (aa)	EUR	2,000	1,772
Reg. S, 4.13%, 11/16/2038	EUR	1,900	1,858
Reg. S, (EUR Swap Rate 9 Year + 3.36%), 4.38%, 03/28/2031 (x) (aa)	EUR	1,000	871
Reg. S, (EUR Swap Rate 12 Year + 2.97%), 4.63%, 03/24/2026 (x) (aa)	EUR	210	213
Volkswagen Leasing GmbH, (Germany),
Reg. S, 0.00%, 07/19/2024	EUR	4,000	4,019
Reg. S, 0.38%, 07/20/2026	EUR	1,500	1,390
Reg. S, 0.63%, 07/19/2029	EUR	1,000	824
Reg. S, 1.38%, 01/20/2025	EUR	1,000	1,013

			97,681

Auto Parts & Equipment — 0.1%
Aptiv plc, (Jersey), 1.50%, 03/10/2025	EUR	425	432
Autoliv, Inc., Reg. S, 0.75%, 06/26/2023	EUR	700	741
BorgWarner, Inc., 1.00%, 05/19/2031		EUR 1,500	1,190
Cie Generale des Etablissements Michelin SCA, (France), Reg. S, 0.63%, 11/02/2040	EUR	300	191
Magna International, Inc., (Canada),
1.90%, 11/24/2023	EUR	1,125	1,193
2.45%, 06/15/2030		1,000	828
4.15%, 10/01/2025		2,000	1,954

			6,529

Distribution/Wholesale — 0.1%
Bunzl Finance plc, (United Kingdom), Reg. S, 1.50%, 10/30/2030		GBP 1,050	935
IMCD NV, (Netherlands),
Reg. S, 2.13%, 03/31/2027		EUR 4,100	3,868

			4,803

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Entertainment — 0.1%
Smithsonian Institution, 1.87%, 09/01/2029		1,000	828
Universal Music Group NV, (Netherlands),
Reg. S, 3.00%, 06/30/2027		EUR 2,050	2,107
WarnerMedia Holdings, Inc.,
5.05%, 03/15/2042 (e)		705	542
5.14%, 03/15/2052 (e)		1,140	833

			4,310

Food Service — 0.2%
Compass Group plc, (United Kingdom),
Reg. S, 2.00%, 07/03/2029		GBP 2,500	2,545
Reg. S, 3.85%, 06/26/2026		GBP 5,000	5,864
Sodexo SA, (France),
Reg. S, 0.75%, 04/27/2025		EUR 1,000	1,013
Reg. S, 0.75%, 04/14/2027		EUR 1,000	958
Reg. S, 1.00%, 07/17/2028	EUR	500	475
Reg. S, 1.00%, 04/27/2029		EUR 1,000	908
Reg. S, 1.13%, 05/22/2025	EUR	500	507
Reg. S, 2.50%, 06/24/2026	EUR	500	518

			12,788

Home Builders — 0.0% (g)
Berkeley Group plc (The), (United Kingdom), Reg. S, 2.50%, 08/11/2031		GBP 172	138
NVR, Inc., 3.00%, 05/15/2030		439	370

			508

Home Furnishings — 0.0% (g)
Whirlpool Finance Luxembourg Sarl, (Luxembourg), 1.10%, 11/09/2027		EUR 425	393
1.25%, 11/02/2026		EUR 200	193

			586

Housewares — 0.0% (g)
Newell Brands, Inc.,
4.45%, 04/01/2026		650	612
4.88%, 06/01/2025		2,710	2,635

			3,247

Leisure Time — 0.0% (g)
Harley-Davidson Financial Services, Inc., Reg. S, 3.88%, 05/19/2023		EUR 425	456

Lodging — 0.2%
Choice Hotels International, Inc.,
3.70%, 12/01/2029		785	685
3.70%, 01/15/2031		410	349
Hyatt Hotels Corp.,
1.80%, 10/01/2024		400	375
6.00%, 04/23/2030		225	221
InterContinental Hotels Group plc, (United Kingdom),
Reg. S, 1.63%, 10/08/2024	EUR	1,500	1,538
Reg. S, 2.13%, 08/24/2026	GBP	600	630
Reg. S, 2.13%, 05/15/2027		EUR 4,933	4,853

SEE NOTES TO FINANCIAL STATEMENTS.

72	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Lodging — continued
Reg. S, 3.38%, 10/08/2028	GBP	450	470
Reg. S, 3.75%, 08/14/2025		GBP 2,100	2,413
Marriott International, Inc.,
5.00%, 10/15/2027		995	983
Series HH, 2.85%, 04/15/2031		550	445
Whitbread Group plc, (United Kingdom), Reg. S, 2.38%, 05/31/2027		GBP 1,500	1,523

			14,485

Retail — 0.2%
AutoNation, Inc., 4.75%, 06/01/2030		1,300	1,163
AutoZone, Inc., 1.65%, 01/15/2031		2,595	2,016
Costco Wholesale Corp., 1.60%, 04/20/2030		40	33
Dick’s Sporting Goods, Inc., 4.10%, 01/15/2052		115	75
Dollar General Corp.,
4.15%, 11/01/2025		10	10
4.25%, 09/20/2024		300	296
Genuine Parts Co.,
1.75%, 02/01/2025		400	374
1.88%, 11/01/2030		270	208
2.75%, 02/01/2032		1,265	1,019
Greene King Finance plc, (United Kingdom), Series A2, 5.32%, 09/15/2031	GBP	29	32
H&M Finance BV, (Netherlands), Reg. S, 0.25%, 08/25/2029	EUR	1,500	1,213
Home Depot, Inc. (The),
2.50%, 04/15/2027		100	92
3.50%, 09/15/2056		95	71
3.63%, 04/15/2052		280	218
4.20%, 04/01/2043		1,050	924
5.88%, 12/16/2036		90	97
Lowe’s Cos., Inc.,
3.00%, 10/15/2050		50	32
3.35%, 04/01/2027		40	38
4.50%, 04/15/2030		100	96
5.80%, 09/15/2062		75	72
McDonald’s Corp.,
Reg. S, 0.90%, 06/15/2026		EUR 1,500	1,471
Reg. S, 1.75%, 05/03/2028		EUR 1,000	976
Reg. S, 1.88%, 05/26/2027		EUR 1,000	1,000
Reg. S, 2.38%, 11/27/2024		EUR 1,500	1,578
Reg. S, 2.38%, 05/31/2029		EUR 1,500	1,480
3.38%, 05/26/2025		50	48
3.63%, 09/01/2049		12	9
4.45%, 09/01/2048		13	11
5.15%, 09/09/2052		265	256
6.30%, 03/01/2038		50	55
Roadster Finance DAC, (Ireland),
Reg. S, 1.63%, 12/09/2024	EUR	500	480
Reg. S, 2.38%, 12/08/2027	EUR	500	399

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Retail — continued
Walmart, Inc.,
2.55%, 04/08/2026		EUR 2,550	2,682
2.65%, 09/22/2051		20	14
Wesfarmers Ltd., (Australia), Reg. S, 0.95%, 10/21/2033		EUR 1,000	773

			19,311

Total Consumer Cyclical			178,883

Consumer Non-cyclical — 5.9%
Agriculture — 1.5%
Altria Group, Inc.,
1.70%, 06/15/2025		EUR 2,000	2,028
2.20%, 06/15/2027		EUR 4,800	4,615
3.13%, 06/15/2031		EUR 2,000	1,773
3.40%, 02/04/2041		525	349
3.70%, 02/04/2051		370	233
3.88%, 09/16/2046		40	27
4.00%, 02/04/2061		550	360
5.38%, 01/31/2044		65	58
5.95%, 02/14/2049		10	9
6.20%, 02/14/2059		28	26
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	1,500	1,505
BAT Capital Corp.,
Reg. S, 1.13%, 11/16/2023	EUR	100	105
2.26%, 03/25/2028		100	83
2.73%, 03/25/2031		60	47
2.79%, 09/06/2024		485	464
3.22%, 08/15/2024		100	96
3.56%, 08/15/2027		2,450	2,238
3.73%, 09/25/2040		45	31
3.98%, 09/25/2050		45	30
4.54%, 08/15/2047		490	349
4.74%, 03/16/2032		30	27
4.76%, 09/06/2049		485	354
5.65%, 03/16/2052		450	373
7.75%, 10/19/2032		20	21
BAT International Finance plc, (United Kingdom),
Reg. S, 1.25%, 03/13/2027	EUR	3,000	2,845
Reg. S, 2.00%, 03/13/2045	EUR	800	458
Reg. S, 2.25%, 06/26/2028		GBP 2,000	1,949
Reg. S, 2.25%, 01/16/2030		EUR 4,300	3,736
Reg. S, 2.25%, 09/09/2052		GBP 1,500	748
Reg. S, 2.38%, 01/19/2023		EUR 3,800	4,065
Reg. S, 2.75%, 03/25/2025		EUR 5,500	5,730
Reg. S, 3.13%, 03/06/2029		EUR 2,500	2,383
3.95%, 06/15/2025 (e)		70	67
Reg. S, 4.00%, 09/04/2026		GBP 5,000	5,632
4.45%, 03/16/2028		150	140
Reg. S, 6.00%, 11/24/2034	GBP	600	648
Reg. S, 7.25%, 03/12/2024	GBP	235	288

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	73

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Agriculture — continued
BAT Netherlands Finance BV, (Netherlands), Reg. S, 2.38%, 10/07/2024	EUR	2,000	2,085
Bunge Finance Europe BV, (Netherlands), 1.85%, 06/16/2023	EUR	300	319
Bunge Ltd. Finance Corp.,
1.63%, 08/17/2025		200	182
3.75%, 09/25/2027		30	28
Cargill, Inc.,
1.70%, 02/02/2031 (e)		750	585
2.13%, 04/23/2030 (e)		1,500	1,239
Imperial Brands Finance Netherlands BV, (Netherlands), Reg. S, 1.75%, 03/18/2033		EUR 3,000	2,258
Imperial Brands Finance plc, (United Kingdom),
Reg. S, 1.38%, 01/27/2025		EUR 2,000	2,054
Reg. S, 2.13%, 02/12/2027		EUR 3,900	3,758
Reg. S, 3.38%, 02/26/2026		EUR 6,161	6,399
Reg. S, 5.50%, 09/28/2026		GBP 4,000	4,733
JT International Financial Services BV, (Netherlands),
Reg. S, 1.00%, 11/26/2029		EUR 6,100	5,106
Reg. S, 1.13%, 09/28/2025		EUR 6,600	6,509
Reg. S, (EUR Swap Rate 5 Year + 2.79%), 2.38%, 04/07/2081 (aa)		EUR 3,000	2,852
Reg. S, 2.75%, 09/28/2033	GBP	6,475	5,881
Reg. S, (EUR Swap Rate 5 Year + 3.18%), 2.88%, 10/07/2083 (aa)		EUR 2,500	2,241
Philip Morris International, Inc.,
0.13%, 08/03/2026		EUR 1,000	934
0.63%, 11/08/2024		EUR 2,700	2,721
0.80%, 08/01/2031		EUR 1,000	768
0.88%, 05/01/2026		100	88
1.45%, 08/01/2039		EUR 2,000	1,225
1.50%, 05/01/2025		34	31
1.75%, 11/01/2030		70	55
2.00%, 05/09/2036		EUR 1,000	712
2.75%, 03/19/2025		EUR 2,500	2,626
2.88%, 05/30/2024		EUR 1,500	1,585
2.88%, 03/03/2026		EUR 4,700	4,862
2.88%, 05/14/2029		EUR 1,250	1,215
3.13%, 06/03/2033		EUR 1,000	896
4.25%, 11/10/2044		1,185	957
4.88%, 11/15/2043		105	92
5.13%, 11/15/2024		240	240
5.75%, 11/17/2032		160	164
6.38%, 05/16/2038		655	700
STG Global Finance BV, (Netherlands), Reg. S, 1.38%, 09/24/2025	EUR	344	334
Sudzucker International Finance BV, (Netherlands),
Reg. S, 1.00%, 11/28/2025		EUR 2,500	2,481
Reg. S, 5.13%, 10/31/2027	EUR	500	545

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Agriculture — continued
Viterra Finance BV, (Netherlands),
Reg. S, 0.38%, 09/24/2025		EUR 1,000	952
Reg. S, 1.00%, 09/24/2028		EUR 2,050	1,755

			116,057

Beverages — 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 02/01/2026		50	48
4.70%, 02/01/2036		1,700	1,610
4.90%, 02/01/2046		1,600	1,467
Anheuser-Busch InBev SA, (Belgium), Reg. S, 2.75%, 03/17/2036	EUR	890	824
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 04/13/2028		500	477
4.35%, 06/01/2040		100	88
5.55%, 01/23/2049		50	50
CCEP Finance Ireland DAC, (Ireland),
Reg. S, 0.00%, 09/06/2025	EUR	3,000	2,930
Reg. S, 0.50%, 09/06/2029		EUR 2,400	2,080
Coca-Cola Co. (The),
0.13%, 03/09/2029		EUR 4,800	4,225
0.13%, 03/15/2029		EUR 3,300	2,895
1.00%, 03/09/2041	EUR	800	553
1.25%, 03/08/2031		EUR 1,000	903
1.63%, 03/09/2035		EUR 1,000	862
2.50%, 06/01/2040		90	66
2.75%, 06/01/2060		355	240
3.00%, 03/05/2051		320	235
3.45%, 03/25/2030		640	595
Coca-Cola Europacific Partners plc, (United Kingdom),
Reg. S, 0.20%, 12/02/2028		EUR 3,000	2,613
Reg. S, 1.13%, 04/12/2029		EUR 1,000	912
Reg. S, 1.75%, 03/27/2026		EUR 2,000	2,028
Reg. S, 2.38%, 05/07/2025		EUR 3,900	4,094
Coca-Cola Femsa SAB de CV, (Mexico), 1.85%, 09/01/2032		450	339
Coca-Cola HBC Finance BV, (Netherlands), Reg. S, 1.63%, 05/14/2031		EUR 1,900	1,685
Constellation Brands, Inc.,
2.25%, 08/01/2031		50	40
3.50%, 05/09/2027		50	47
3.70%, 12/06/2026		25	24
3.75%, 05/01/2050		10	7
4.35%, 05/09/2027		400	390
4.75%, 05/09/2032		200	193
Diageo Capital BV, (Netherlands), Reg. S, 0.13%, 09/28/2028		EUR 4,000	3,565
Diageo Capital plc, (United Kingdom),
2.13%, 04/29/2032		1,220	974
3.88%, 04/29/2043		10	8
5.30%, 10/24/2027		400	409
5.50%, 01/24/2033		200	210

SEE NOTES TO FINANCIAL STATEMENTS.

74	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Beverages — continued
Diageo Finance plc, (United Kingdom),
Reg. S, 1.88%, 03/27/2027	EUR	1,000	1,007
Reg. S, 2.50%, 03/27/2032	EUR	600	591
Reg. S, 2.75%, 06/08/2038	GBP	625	578
Diageo Investment Corp., 4.25%, 05/11/2042		20	18
Fomento Economico Mexicano SAB de CV, (Mexico), 0.50%, 05/28/2028		EUR 1,000	872
Heineken NV, (Netherlands), Reg. S, 2.88%, 08/04/2025		EUR 1,300	1,375
Keurig Dr Pepper, Inc.
, 3.95%, 04/15/2029		503	469
4.05%, 04/15/2032		235	215
4.50%, 04/15/2052		775	650
PepsiCo., Inc.,
0.40%, 10/09/2032		EUR 2,300	1,841
0.50%, 05/06/2028		EUR 1,000	922
0.75%, 10/14/2033		EUR 3,950	3,194
0.88%, 10/16/2039		EUR 1,000	703
1.13%, 03/18/2031		EUR 1,000	896
1.63%, 05/01/2030		230	188
2.63%, 07/29/2029		440	389
2.88%, 10/15/2049		65	47
3.20%, 07/22/2029	GBP	750	833
3.45%, 10/06/2046		15	12
3.55%, 07/22/2034	GBP	1,400	1,511
3.60%, 02/18/2028		55	53
4.00%, 05/02/2047		85	74
4.20%, 07/18/2052		440	404
Pernod Ricard SA, (France),
Reg. S, 1.13%, 04/07/2025	EUR	3,100	3,153
Reg. S, 3.25%, 11/02/2028		EUR 1,500	1,578

			59,259

Biotechnology — 0.0% (g)
Amgen, Inc.,
1.90%, 02/21/2025		200	188
3.63%, 05/22/2024		10	10
4.05%, 08/18/2029		845	791
4.40%, 02/22/2062		405	325
4.66%, 06/15/2051		55	47
4.88%, 03/01/2053		85	76
Regeneron Pharmaceuticals, Inc.,
1.75%, 09/15/2030		980	761
2.80%, 09/15/2050		155	97
Royalty Pharma plc, (United Kingdom), 1.20%, 09/02/2025		320	287
3.35%, 09/02/2051		35	22
3.55%, 09/02/2050		30	19

			2,623

Commercial Services — 1.2%
Abertis Infraestructuras SA, (Spain), Reg. S, 3.38%, 11/27/2026	GBP	400	437

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
ALD SA, (France), Reg. S, 1.25%, 03/02/2026		EUR 3,000	2,935
Amadeus IT Group SA, (Spain),
Reg. S, 0.88%, 09/18/2023	EUR	2,000	2,105
Reg. S, 1.50%, 09/18/2026	EUR	1,000	993
Reg. S, 2.50%, 05/20/2024	EUR	1,000	1,053
Reg. S, 2.88%, 05/20/2027	EUR	500	513
American University (The), Series 2019, 3.67%, 04/01/2049		80	62
APRR SA, (France), Reg. S, 1.88%, 01/03/2029	EUR	4,000	3,934
ASTM SpA, (Italy),
Reg. S, 1.00%, 11/25/2026	EUR	1,000	915
Reg. S, 1.50%, 01/25/2030	EUR	1,000	826
Reg. S, 1.63%, 02/08/2028	EUR	500	444
Automatic Data Processing, Inc.,
1.25%, 09/01/2030		90	70
1.70%, 05/15/2028		630	548
Autoroutes du Sud de la France SA, (France), Reg. S, 1.25%, 01/18/2027	EUR	3,900	3,828
Babcock International Group plc, (United Kingdom), Reg. S, 1.38%, 09/13/2027	EUR	1,000	892
Block Financial LLC,
2.50%, 07/15/2028		39	33
3.88%, 08/15/2030		50	44
California Institute of Technology, 4.70%, 11/01/2111		25	21
Case Western Reserve University, Series 22-C, 5.41%, 06/01/2122		50	46
Central Nippon Expressway Co. Ltd., (Japan),
Reg. S, 0.89%, 09/29/2025		600	536
Reg. S, 0.89%, 12/10/2025		200	177
Reg. S, 1.87%, 09/26/2024	AUD	1,000	644
Channel Link Enterprises Finance plc, (United Kingdom), Series A8, Reg. S, (ICE LIBOR EUR 6 Month + 5.90%), 2.71%, 06/30/2050 (aa)	EUR	100	96
Cintas Corp. No. 2, 3.70%, 04/01/2027		30	29
Claremont Mckenna College, 3.78%, 01/01/2122		50	32
Duke University, Series 2020, 2.68%, 10/01/2044		20	15
East Nippon Expressway Co. Ltd., (Japan), Series 66, 0.10%, 12/18/2026	JPY	100,000	752
Edenred, (France),
Reg. S, 1.38%, 03/10/2025	EUR	1,000	1,018
Reg. S, 1.38%, 06/18/2029	EUR	1,000	921
Reg. S, 1.88%, 03/06/2026	EUR	500	511
Equifax, Inc.,
2.35%, 09/15/2031		850	662
3.10%, 05/15/2030		1,800	1,519
5.10%, 12/15/2027		1,280	1,265

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	75

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Commercial Services — continued
ERAC USA Finance LLC,
2.70%, 11/01/2023 (e)		3,200	3,133
3.85%, 11/15/2024 (e)		160	155
4.50%, 02/15/2045 (e)		400	327
7.00%, 10/15/2037 (e)		800	873
Experian Finance plc, (United Kingdom),
Reg. S, 0.74%, 10/29/2025	GBP	600	648
Reg. S, 1.38%, 06/25/2026	EUR	2,625	2,603
Reg. S, 3.25%, 04/07/2032	GBP	425	449
George Washington University (The), Series 2014, 4.30%, 09/15/2044		30	25
Holding d’Infrastructures de Transport SASU, (France),
Reg. S, 0.63%, 09/14/2028	EUR	300	258
Reg. S, 2.50%, 05/04/2027	EUR	1,600	1,574
ISS Finance BV, (Netherlands), Reg. S, 1.25%, 07/07/2025	EUR	3,500	3,516
ISS Global A/S, (Denmark),
Reg. S, 0.88%, 06/18/2026	EUR	500	474
Reg. S, 1.50%, 08/31/2027	EUR	1,700	1,584
Reg. S, 2.13%, 12/02/2024	EUR	3,500	3,632
Johns Hopkins University, Series A, 2.81%, 01/01/2060		600	378
ManpowerGroup, Inc.,
Reg. S, 1.75%, 06/22/2026	EUR	1,000	1,005
Reg. S, 3.50%, 06/30/2027	EUR	500	525
Massachusetts Institute of Technology, 3.89%, 07/01/2116		663	481
4.68%, 07/01/2114		650	558
Series F, 2.99%, 07/01/2050		20	15
Moody’s Corp., 1.75%, 03/09/2027	EUR	1,125	1,111
Northwestern University, Series 2020, 2.64%, 12/01/2050		10	6
President and Fellows of Harvard College, 2.52%, 10/15/2050		10	7
Prosegur Cash SA, (Spain), Reg. S, 1.38%, 02/04/2026	EUR	1,500	1,468
Prosegur Cia de Seguridad SA, (Spain), Reg. S, 2.50%, 04/06/2029	EUR	1,000	889
Quanta Services, Inc.,
2.35%, 01/15/2032		520	396
3.05%, 10/01/2041		150	99
RELX Capital, Inc.,
1.30%, 05/12/2025	EUR	500	507
4.75%, 05/20/2032		610	588
RELX Finance BV, (Netherlands),
Reg. S, 0.00%, 03/18/2024	EUR	100	103
Reg. S, 0.50%, 03/10/2028	EUR	500	452
Reg. S, 0.88%, 03/10/2032	EUR	6,000	4,943
Reg. S, 1.38%, 05/12/2026	EUR	1,000	994
Reg. S, 1.50%, 05/13/2027	EUR	4,500	4,413
Rentokil Initial Finance BV, (Netherlands),
Reg. S, 3.88%, 06/27/2027	EUR	2,325	2,463
Reg. S, 4.38%, 06/27/2030	EUR	1,900	2,062

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
Rentokil Initial plc, (United Kingdom),
Reg. S, 0.50%, 10/14/2028	EUR	1,000	875
Reg. S, 5.00%, 06/27/2032	GBP	1,000	1,137
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/2050		5	3
S&P Global, Inc.,
2.30%, 08/15/2060		351	192
2.45%, 03/01/2027 (e)		335	306
SGS Nederland Holding BV, (Netherlands), Reg. S, 0.13%, 04/21/2027	EUR	2,500	2,550
Thomas Jefferson University, 3.85%, 11/01/2057		50	36
Transurban Finance Co. Pty Ltd., (Australia),
Reg. S, 1.45%, 05/16/2029	EUR	2,000	1,815
Reg. S, 1.75%, 03/29/2028	EUR	2,000	1,890
Reg. S, 1.88%, 09/16/2024	EUR	1,000	1,044
Reg. S, 2.00%, 08/28/2025	EUR	3,000	3,086
Reg. S, 3.00%, 04/08/2030	EUR	3,100	3,044
Triton Container International Ltd. / TAL International Container Corp., (Bermuda), 3.25%, 03/15/2032		90	69
Trustees of Princeton University (The),
4.20%, 03/01/2052		1,295	1,198
Series 2020, 2.52%, 07/01/2050		20	13
University of Southern California,
2.81%, 10/01/2050		20	13
Series 21A, 2.95%, 10/01/2051		10	7
Verisk Analytics, Inc., 5.50%, 06/15/2045		143	135
Washington University (The),
4.35%, 04/15/2122		255	202
Series 2022, 3.52%, 04/15/2054		900	713
Wellcome Trust Ltd. (The), (United Kingdom),
Reg. S, 1.50%, 07/14/2071	GBP	1,500	786
Reg. S, 2.52%, 02/07/2118	GBP	200	135
West Nippon Expressway Co. Ltd., (Japan), Series 29, 0.31%, 02/12/2026	JPY	200,000	1,523
Worldline SA, (France),
Reg. S, 0.25%, 09/18/2024	EUR	1,000	1,012
Reg. S, 0.88%, 06/30/2027	EUR	1,500	1,393

			93,767

Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co., 3.25%, 08/15/2032		680	616
Estee Lauder Cos., Inc. (The),
2.60%, 04/15/2030		60	52
3.13%, 12/01/2049		100	71
Procter & Gamble Co. (The),
0.35%, 05/05/2030	EUR	2,800	2,447
0.63%, 10/30/2024	EUR	1,450	1,485
1.88%, 10/30/2038	EUR	1,125	992
2.70%, 02/02/2026		70	66
3.60%, 03/25/2050		35	29
4.88%, 05/11/2027	EUR	425	488

SEE NOTES TO FINANCIAL STATEMENTS.

76	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Cosmetics/Personal Care — continued
Reckitt Benckiser Treasury Services Nederland BV, (Netherlands), Reg. S, 0.75%, 05/19/2030	EUR	200	175
Unilever Finance Netherlands BV, (Netherlands),
Reg. S, 0.75%, 02/28/2026	EUR	2,475	2,450
Reg. S, 1.13%, 02/12/2027	EUR	825	808
Reg. S, 1.13%, 04/29/2028	EUR	1,000	958
Reg. S, 1.25%, 02/28/2031	EUR	1,500	1,363
Reg. S, 1.75%, 11/16/2028	EUR	1,000	987
Reg. S, 1.75%, 03/25/2030	EUR	1,000	965

			13,952

Food — 0.4%
Campbell Soup Co., 3.95%, 03/15/2025		310	303
Conagra Brands, Inc.,
5.30%, 11/01/2038		245	233
5.40%, 11/01/2048		35	33
General Mills, Inc.,
0.13%, 11/15/2025	EUR	1,000	970
0.45%, 01/15/2026	EUR	3,000	2,923
2.88%, 04/15/2030		1,010	874
3.00%, 02/01/2051		30	21
5.24%, 11/18/2025		150	150
Hershey Co. (The),
0.90%, 06/01/2025		255	233
1.70%, 06/01/2030		322	258
2.30%, 08/15/2026		70	64
2.65%, 06/01/2050		10	7
Hormel Foods Corp., 1.70%, 06/03/2028		281	243
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Multinational),
3.00%, 05/15/2032 (e)		575	440
5.75%, 04/01/2033 (e)		1,020	973
Kellogg Co.,
0.50%, 05/20/2029	EUR	1,500	1,321
1.00%, 05/17/2024	EUR	500	520
1.25%, 03/10/2025	EUR	500	511
2.10%, 06/01/2030		200	163
3.25%, 04/01/2026		470	447
Kerry Group Financial Services Unlimited Co., (Ireland), Reg. S, 2.38%, 09/10/2025	EUR	2,700	2,824
Kraft Heinz Foods Co.,
Reg. S, 1.50%, 05/24/2024	EUR	1,000	1,046
Reg. S, 2.25%, 05/25/2028	EUR	1,000	982
3.88%, 05/15/2027		665	637
Reg. S, 4.13%, 07/01/2027	GBP	5,000	5,767
5.00%, 06/04/2042		15	14
5.50%, 06/01/2050		100	96
Kroger Co. (The), 3.95%, 01/15/2050		5	4
Mars, Inc., 2.38%, 07/16/2040 (e)		1,200	818
McCormick & Co., Inc.,
0.90%, 02/15/2026		100	88

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Food — continued
3.15%, 08/15/2024		150	145
4.20%, 08/15/2047		5	4
Mondelez International Holdings Netherlands BV, (Netherlands),
Reg. S, 0.25%, 09/09/2029	EUR	1,000	855
Reg. S, 0.38%, 09/22/2029	EUR	200	171
Reg. S, 0.63%, 09/09/2032	EUR	1,000	799
Mondelez International, Inc.,
0.25%, 03/17/2028	EUR	1,000	893
0.75%, 03/17/2033	EUR	500	394
1.50%, 02/04/2031		1,000	772
1.88%, 10/15/2032		300	228
Nestle Finance International Ltd., (Luxembourg),
Reg. S, 0.00%, 06/14/2026	EUR	1,500	1,445
Reg. S, 1.25%, 03/29/2031	EUR	1,200	1,086
Tesco Corporate Treasury Services plc, (United Kingdom),
Reg. S, 0.88%, 05/29/2026	EUR	1,500	1,453
Reg. S, 1.38%, 10/24/2023	EUR	100	105
Reg. S, 1.88%, 11/02/2028	GBP	1,300	1,281
Reg. S, 2.75%, 04/27/2030	GBP	825	818
Woolworths Group Ltd., (Australia), Reg. S, 0.38%, 11/15/2028	EUR	1,500	1,264

			34,676

Healthcare—Products — 0.4%
Abbott Laboratories, 4.90%, 11/30/2046		685	668
Alcon Finance BV, (Netherlands), Reg. S, 2.38%, 05/31/2028	EUR	200	196
American Medical Systems Europe BV, (Netherlands), 0.75%, 03/08/2025	EUR	1,300	1,306
Becton Dickinson Euro Finance Sarl, (Luxembourg),
1.21%, 06/04/2026	EUR	825	808
1.34%, 08/13/2041	EUR	2,000	1,326
Boston Scientific Corp.,
0.63%, 12/01/2027	EUR	800	737
3.45%, 03/01/2024		44	43
Danaher Corp., 2.80%, 12/10/2051		105	70
DH Europe Finance II Sarl, (Luxembourg),
0.20%, 03/18/2026	EUR	3,775	3,645
1.35%, 09/18/2039	EUR	700	509
3.40%, 11/15/2049		30	23
Edwards Lifesciences Corp., 4.30%, 06/15/2028		705	677
GE HealthCare Technologies, Inc., 5.55%, 11/15/2024 (e)		700	703
Medtronic Global Holdings SCA, (Luxembourg),
0.38%, 10/15/2028	EUR	1,000	893
1.38%, 10/15/2040	EUR	1,625	1,128
1.63%, 10/15/2050	EUR	900	573
1.75%, 07/02/2049	EUR	900	594

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	77

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Healthcare—Products — continued
3.00%, 10/15/2028	EUR	3,400	3,523
3.38%, 10/15/2034	EUR	4,200	4,224
Molnlycke Holding AB, (Sweden), Reg. S, 1.88%, 02/28/2025	EUR	1,900	1,937
Smith & Nephew plc, (United Kingdom), 4.57%, 10/11/2029	EUR	1,500	1,606
Stryker Corp., 1.00%, 12/03/2031	EUR	1,300	1,082
Thermo Fisher Scientific Finance I BV, (Netherlands), 1.13%, 10/18/2033	EUR	1,000	813
Thermo Fisher Scientific, Inc.,
1.22%, 10/18/2024		80	75
1.88%, 10/01/2049	EUR	900	614
3.65%, 11/21/2034	EUR	700	729
Werfenlife SA, (Spain), Reg. S, 0.50%, 10/28/2026	EUR	1,200	1,114
Zimmer Biomet Holdings, Inc.,
1.16%, 11/15/2027	EUR	1,000	930
2.43%, 12/13/2026	EUR	500	505

			31,051

Healthcare—Services — 0.4%
Advocate Health & Hospitals Corp., 3.39%, 10/15/2049		35	25
Aetna, Inc.,
2.80%, 06/15/2023		30	30
3.50%, 11/15/2024		58	56
AHS Hospital Corp., Series 2021, 2.78%, 07/01/2051		755	474
Allina Health System, Series 2019, 3.89%, 04/15/2049		40	32
Ascension Health, 3.95%, 11/15/2046		140	117
Banner Health, 2.91%, 01/01/2042		100	73
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/2051		7	4
City of Hope, Series 2013, 5.62%, 11/15/2043		35	35
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114		1,000	857
CommonSpirit Health, 3.91%, 10/01/2050		368	275
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/2047		50	41
Elevance Health, Inc.,
2.88%, 09/15/2029		545	480
3.35%, 12/01/2024		100	97
4.10%, 03/01/2028		2,900	2,784
Eurofins Scientific SE, (Luxembourg), Reg. S, 2.13%, 07/25/2024	EUR	796	833
Hackensack Meridian Health, Inc.,
Series 2020, 2.68%, 09/01/2041		1,385	968
Series 2020, 2.88%, 09/01/2050		35	23
HCA, Inc.,
3.13%, 03/15/2027 (e)		2,560	2,334
4.63%, 03/15/2052 (e)		345	270

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare—Services — continued
5.00%, 03/15/2024		933	928
5.13%, 06/15/2039		700	630
5.38%, 02/01/2025		375	375
Health Care Service Corp. A Mutual Legal Reserve Co., 2.20%, 06/01/2030 (e)		1,400	1,129
Humana, Inc.,
0.65%, 08/03/2023		175	171
3.70%, 03/23/2029		80	73
3.85%, 10/01/2024		50	49
5.75%, 03/01/2028		500	511
Kaiser Foundation Hospitals,
4.15%, 05/01/2047		1,200	1,024
Series 2021, 3.00%, 06/01/2051		250	172
Laboratory Corp. of America Holdings, 1.55%, 06/01/2026		50	44
Lonza Finance International NV, (Belgium), Reg. S, 1.63%, 04/21/2027	EUR	2,800	2,726
Mayo Clinic,
3.77%, 11/15/2043		30	25
Series 2013, 4.00%, 11/15/2047		25	21
Series 2021, 3.20%, 11/15/2061		440	295
Memorial Health Services, 3.45%, 11/01/2049		10	7
Memorial Sloan-Kettering Cancer Center, 4.13%, 07/01/2052		50	42
Methodist Hospital (The), Series 20A, 2.71%, 12/01/2050		1,500	963
MultiCare Health System, 2.80%, 08/15/2050		1,000	594
MyMichigan Health, Series 2020, 3.41%, 06/01/2050		1,498	1,035
New York and Presbyterian Hospital (The), 2.26%, 08/01/2040		1,090	723
4.02%, 08/01/2045		70	58
Northwell Healthcare, Inc., 4.26%, 11/01/2047		25	20
OhioHealth Corp.,
2.30%, 11/15/2031		830	667
2.83%, 11/15/2041		370	264
Series 2020, 3.04%, 11/15/2050		535	378
PeaceHealth Obligated Group,
Series 2020, 1.38%, 11/15/2025		700	628
Series 2020, 3.22%, 11/15/2050		849	556
Piedmont Healthcare, Inc.,
2.86%, 01/01/2052		3	2
Series 2032, 2.04%, 01/01/2032		470	363
Series 2042, 2.72%, 01/01/2042		453	311
Presbyterian Healthcare Services, 4.88%, 08/01/2052		100	94
Providence St Joseph Health Obligated Group, Series 21A, 2.70%, 10/01/2051		150	89
Sentara Healthcare, Series 2021, 2.93%, 11/01/2051		2,365	1,550

SEE NOTES TO FINANCIAL STATEMENTS.

78	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Healthcare—Services — continued
Texas Health Resources, 2.33%, 11/15/2050		750	431
Trinity Health Corp., Series 2021, 2.63%, 12/01/2040		233	163
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/2052		5	5
UnitedHealth Group, Inc.,
2.00%, 05/15/2030		160	132
3.13%, 05/15/2060		160	110
3.45%, 01/15/2027		70	67
3.70%, 05/15/2027		75	73
3.70%, 08/15/2049		1,100	868
3.75%, 07/15/2025		20	20
3.85%, 06/15/2028		70	67
3.88%, 08/15/2059		50	39
4.00%, 05/15/2029		250	239
4.25%, 03/15/2043		120	107
5.00%, 10/15/2024		30	30
5.15%, 10/15/2025		15	15
5.25%, 02/15/2028		320	328
5.30%, 02/15/2030		220	227
5.35%, 02/15/2033		330	342
5.88%, 02/15/2053		340	368
6.05%, 02/15/2063		520	568
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/2050		50	32
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/2050		50	30

			30,586

Household Products/Wares — 0.1%
Avery Dennison Corp., 1.25%, 03/03/2025	EUR	3,326	3,448
Clorox Co. (The), 1.80%, 05/15/2030		10	8
Henkel AG & Co. KGaA, (Germany), Reg. S, 0.50%, 11/17/2032	EUR	1,000	815
Kimberly-Clark Corp., 0.63%, 09/07/2024	EUR	1,500	1,538
2.88%, 02/07/2050		165	113
Reckitt Benckiser Treasury Services plc, (United Kingdom), Reg. S, 1.75%, 05/19/2032	GBP	2,175	2,047

			7,969

Pharmaceuticals — 1.0%
AbbVie, Inc.,
2.60%, 11/21/2024		345	330
3.20%, 11/21/2029		5,460	4,943
3.85%, 06/15/2024		150	148
4.05%, 11/21/2039		230	198
4.25%, 11/21/2049		480	404
4.40%, 11/06/2042		25	22
4.50%, 05/14/2035		25	23
4.70%, 05/14/2045		25	22

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pharmaceuticals — continued
AmerisourceBergen Corp.,
3.25%, 03/01/2025		640	617
3.45%, 12/15/2027		5	4
4.30%, 12/15/2047		25	21
Astrazeneca Finance LLC,
0.70%, 05/28/2024		105	99
1.75%, 05/28/2028		480	413
AstraZeneca plc, (United Kingdom),
Reg. S, 0.38%, 06/03/2029	EUR	1,500	1,327
Reg. S, 1.25%, 05/12/2028	EUR	1,000	957
1.38%, 08/06/2030		300	238
Bayer AG, (Germany),
Reg. S, 0.38%, 01/12/2029	EUR	1,900	1,647
Reg. S, 0.63%, 07/12/2031	EUR	1,900	1,529
Reg. S, 1.13%, 01/06/2030	EUR	1,000	882
Bayer Capital Corp. BV, (Netherlands), Reg. S, 2.13%, 12/15/2029	EUR	600	570
Becton Dickinson and Co.,
3.79%, 05/20/2050		100	77
4.30%, 08/22/2032		35	33
Bristol-Myers Squibb Co.,
2.35%, 11/13/2040		75	52
2.55%, 11/13/2050		140	88
3.40%, 07/26/2029		1,743	1,620
3.45%, 11/15/2027		70	67
3.70%, 03/15/2052		360	279
3.90%, 03/15/2062		190	148
4.13%, 06/15/2039		495	443
4.55%, 02/20/2048		8	7
Cardinal Health, Inc., 3.08%, 06/15/2024		10	10
Cigna Corp.,
2.40%, 03/15/2030		75	63
3.40%, 03/01/2027		2,800	2,630
3.40%, 03/15/2051		290	207
4.13%, 11/15/2025		940	919
4.50%, 02/25/2026		630	621
4.90%, 12/15/2048		880	799
CVS Health Corp.,
1.30%, 08/21/2027		40	34
2.63%, 08/15/2024		60	58
3.25%, 08/15/2029		300	269
4.25%, 04/01/2050		340	272
4.78%, 03/25/2038		200	183
5.05%, 03/25/2048		1,330	1,200
5.13%, 07/20/2045		35	32
Eli Lilly & Co.,
0.50%, 09/14/2033	EUR	1,500	1,193
0.63%, 11/01/2031	EUR	4,800	4,042
1.13%, 09/14/2051	EUR	3,500	2,104
1.38%, 09/14/2061	EUR	2,875	1,576
1.63%, 06/02/2026	EUR	1,500	1,513
1.70%, 11/01/2049	EUR	2,500	1,812
2.13%, 06/03/2030	EUR	2,500	2,457
3.38%, 03/15/2029		130	122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	79

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Pharmaceuticals — continued
GlaxoSmithKline Capital plc, (United Kingdom),
5.25%, 12/19/2033	GBP	640	806
Reg. S, 5.25%, 04/10/2042	GBP	150	186
Johnson & Johnson,
0.95%, 09/01/2027		105	90
1.15%, 11/20/2028	EUR	1,000	957
1.65%, 05/20/2035	EUR	1,000	893
2.10%, 09/01/2040		10	7
2.45%, 09/01/2060		290	179
3.40%, 01/15/2038		50	43
3.55%, 03/01/2036		15	13
McKesson Corp.,
0.90%, 12/03/2025		70	62
1.50%, 11/17/2025	EUR	1,000	1,005
1.63%, 10/30/2026	EUR	2,000	1,976
3.13%, 02/17/2029	GBP	1,925	2,030
Merck & Co., Inc.,
0.50%, 11/02/2024	EUR	1,000	1,018
1.38%, 11/02/2036	EUR	1,000	825
1.88%, 10/15/2026	EUR	1,900	1,938
1.90%, 12/10/2028		977	840
2.35%, 06/24/2040		50	35
2.50%, 10/15/2034	EUR	500	484
2.75%, 12/10/2051		30	20
2.90%, 12/10/2061		355	228
3.40%, 03/07/2029		280	262
3.70%, 02/10/2045		60	50
4.00%, 03/07/2049		40	34
Merck Financial Services GmbH, (Germany),
Reg. S, 0.01%, 12/15/2023	EUR	600	624
Reg. S, 0.13%, 07/16/2025	EUR	1,000	990
Merck KGaA, (Germany),
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.00%), 1.63%, 09/09/2080 (aa)	EUR	1,500	1,424
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.94%), 2.88%, 06/25/2079 (aa)	EUR	200	190
Mylan, Inc., 5.20%, 04/15/2048		30	23
Novartis Capital Corp., 2.75%, 08/14/2050		176	123
3.10%, 05/17/2027		37	35
Novartis Finance SA, (Luxembourg),
Reg. S, 0.00%, 09/23/2028	EUR	2,000	1,770
Reg. S, 0.63%, 09/20/2028	EUR	1,000	921
Reg. S, 1.13%, 09/30/2027	EUR	1,000	969
Reg. S, 1.38%, 08/14/2030	EUR	1,000	927
Reg. S, 1.70%, 08/14/2038	EUR	1,000	846
Novo Nordisk Finance Netherlands BV, (Netherlands),
Reg. S, 0.75%, 03/31/2025	EUR	1,000	1,011
Reg. S, 1.13%, 09/30/2027	EUR	1,000	967
Reg. S, 1.38%, 03/31/2030	EUR	1,000	933
Pfizer, Inc.,
2.75%, 06/03/2026		145	137
3.00%, 12/15/2026		920	872
5.60%, 09/15/2040		100	105

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pharmaceuticals — continued
Roche Finance Europe BV, (Netherlands), Reg. S, 0.88%, 02/25/2025	EUR	1,600	1,654
Sanofi, (France),
Reg. S, 2.50%, 11/14/2023	EUR	600	642
Series 20FX, Reg. S, 1.88%, 03/21/2038	EUR	800	701
Takeda Pharmaceutical Co. Ltd., (Japan), Reg. S, 3.00%, 11/21/2030	EUR	1,000	1,004
Upjohn Finance BV, (Netherlands),
Reg. S, 1.02%, 06/23/2024	EUR	1,000	1,021
Reg. S, 1.36%, 06/23/2027	EUR	1,000	932
Reg. S, 1.91%, 06/23/2032	EUR	1,400	1,143
Utah Acquisition Sub, Inc.,
Reg. S, 2.25%, 11/22/2024	EUR	1,000	1,033
3.95%, 06/15/2026		30	28
Viatris, Inc.,
3.85%, 06/22/2040		2,200	1,482
4.00%, 06/22/2050		170	105
Zoetis, Inc.,
3.90%, 08/20/2028		40	38
4.70%, 02/01/2043		245	221
5.40%, 11/14/2025		330	337

			76,513

Total Consumer Non-cyclical			466,453

Energy — 2.0%
Energy — Alternate Sources — 0.1%
ERG SpA, (Italy),
Reg. S, 0.50%, 09/11/2027	EUR	5,000	4,526
Reg. S, 0.88%, 09/15/2031	EUR	1,300	1,034

			5,560

Oil & Gas — 1.3%
Aker BP ASA, (Norway),
2.00%, 07/15/2026 (e)		1,360	1,203
2.88%, 01/15/2026 (e)		1,400	1,295
3.10%, 07/15/2031 (e)		1,585	1,301
BP Capital Markets BV, (Netherlands),
Reg. S, 0.93%, 12/04/2040	EUR	3,000	1,898
Reg. S, 1.47%, 09/21/2041	EUR	1,000	675
BP Capital Markets plc, (United Kingdom),
Reg. S, 0.83%, 09/19/2024	EUR	1,000	1,024
Reg. S, 1.10%, 11/15/2034	EUR	1,000	773
Reg. S, 1.23%, 05/08/2031	EUR	2,800	2,414
Reg. S, 1.57%, 02/16/2027	EUR	500	491
Reg. S, 1.59%, 07/03/2028	EUR	2,300	2,180
Reg. S, 1.64%, 06/26/2029	EUR	1,000	939
Reg. S, 2.27%, 07/03/2026	GBP	2,000	2,224
Reg. S, 2.52%, 04/07/2028	EUR	1,000	1,002
Reg. S, 2.82%, 04/07/2032	EUR	500	487
Reg. S, (EUR Swap Rate 5 Year + 3.88%), 3.25%, 03/22/2026 (x) (aa)	EUR	1,500	1,475
Reg. S, (EUR Swap Rate 5 Year + 4.12%), 3.63%, 03/22/2029 (x) (aa)	EUR	1,800	1,652
Reg. S, (UK Gilts 5 Year + 4.17%), 4.25%, 03/22/2027 (x) (aa)	GBP	2,900	3,077

SEE NOTES TO FINANCIAL STATEMENTS.

80	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Oil & Gas — continued
Canadian Natural Resources Ltd., (Canada), 6.50%, 02/15/2037		145	145
Cepsa Finance SA, (Spain), Reg. S, 2.25%, 02/13/2026	EUR	100	100
Chevron Corp., 1.55%, 05/11/2025		75	70
Chevron USA, Inc., 1.02%, 08/12/2027		100	86
CNOOC Petroleum North America ULC, (Canada), 6.40%, 05/15/2037		60	62
ConocoPhillips,
4.88%, 10/01/2047		40	36
5.90%, 10/15/2032		383	410
5.90%, 05/15/2038		25	26
6.50%, 02/01/2039		75	85
ConocoPhillips Co., 4.03%, 03/15/2062		250	199
Continental Resources, Inc., 4.90%, 06/01/2044		124	92
Devon Energy Corp.,
5.25%, 09/15/2024		8	8
5.60%, 07/15/2041		575	540
5.88%, 06/15/2028		1,750	1,771
Diamondback Energy, Inc.,
3.13%, 03/24/2031		2,400	1,994
6.25%, 03/15/2033		260	265
6.25%, 03/15/2053		435	423
Eni SpA, (Italy),
Reg. S, 0.38%, 06/14/2028	EUR	1,000	883
Reg. S, 0.63%, 01/23/2030	EUR	500	419
Reg. S, 1.00%, 10/11/2034	EUR	1,900	1,422
Reg. S, 1.25%, 05/18/2026	EUR	9,200	9,080
Reg. S, 1.50%, 02/02/2026	EUR	1,000	1,003
Reg. S, 1.50%, 01/17/2027	EUR	2,700	2,649
Reg. S, 1.63%, 05/17/2028	EUR	1,000	949
Reg. S, 2.00%, 05/18/2031	EUR	500	452
Series NC5, Reg. S, (EUR Swap Rate 5 Year + 3.17%), 2.63%, 10/13/2025 (x) (aa)	EUR	1,000	968
Series NC6, Reg. S, (EUR Swap Rate 5 Year + 2.20%), 2.00%, 02/11/2027 (x) (aa)	EUR	1,000	888
Series NC9, Reg. S, (EUR Swap Rate 5 Year + 2.77%), 2.75%, 02/11/2030 (x) (aa)	EUR	1,000	823
Series NC9, Reg. S, (EUR Swap Rate 5 Year + 3.64%), 3.38%, 07/13/2029 (x) (aa)	EUR	1,000	887
EQT Corp.,
3.13%, 05/15/2026 (e)		80	74
3.90%, 10/01/2027		90	83
5.68%, 10/01/2025		400	398
5.70%, 04/01/2028		400	398
6.13%, 02/01/2025		30	30
7.00%, 02/01/2030		550	570
Equinor ASA, (Norway),
Reg. S, 0.75%, 11/09/2026	EUR	3,000	2,918
Reg. S, 1.38%, 05/22/2032	EUR	825	731

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oil & Gas — continued
1.75%, 01/22/2026		200	183
2.38%, 05/22/2030		260	221
3.25%, 11/18/2049		30	22
3.63%, 04/06/2040		1,800	1,489
3.70%, 04/06/2050		165	131
Reg. S, 6.88%, 03/11/2031	GBP	150	205
Exxon Mobil Corp.,
0.14%, 06/26/2024	EUR	3,500	3,577
0.52%, 06/26/2028	EUR	1,500	1,360
0.84%, 06/26/2032	EUR	1,050	843
1.41%, 06/26/2039	EUR	2,200	1,538
3.45%, 04/15/2051		545	410
Helmerich & Payne, Inc., 2.90%, 09/29/2031		700	570
Hess Corp.,
3.50%, 07/15/2024		10	10
5.60%, 02/15/2041		120	113
5.80%, 04/01/2047		16	15
Marathon Oil Corp., 6.60%, 10/01/2037		70	70
Marathon Petroleum Corp.,
3.80%, 04/01/2028		250	231
4.50%, 04/01/2048		15	12
5.00%, 09/15/2054		125	105
MOL Hungarian Oil & Gas plc, (Hungary), Reg. S, 1.50%, 10/08/2027	EUR	5,200	4,577
Ovintiv Exploration, Inc., 5.38%, 01/01/2026		30	30
Ovintiv, Inc., 7.38%, 11/01/2031		15	16
Petroleos Mexicanos, (Mexico), (ICE LIBOR USD 3 Month + 0.43%), 5.04%, 02/15/2024 (aa)		375	374
Pioneer Natural Resources Co., 1.90%, 08/15/2030		1,050	825
Polski Koncern Naftowy ORLEN SA, (Poland), Reg. S, 1.13%, 05/27/2028	EUR	1,300	1,116
Shell International Finance BV, (Netherlands),
Reg. S, 1.63%, 01/20/2027	EUR	3,900	3,881
Reg. S, 1.88%, 09/15/2025	EUR	1,000	1,029
Reg. S, 1.88%, 04/07/2032	EUR	1,000	922
3.00%, 11/26/2051		380	259
3.25%, 04/06/2050		70	51
6.38%, 12/15/2038		115	127
TotalEnergies Capital Canada Ltd., (Canada), Reg. S, 2.13%, 09/18/2029	EUR	1,000	977
TotalEnergies Capital International SA, (France),
Reg. S, 0.95%, 05/18/2031	EUR	1,000	868
Reg. S, 1.38%, 10/04/2029	EUR	2,000	1,859
Reg. S, 1.49%, 04/08/2027	EUR	1,900	1,879
Reg. S, 1.49%, 09/04/2030	EUR	1,000	923
Reg. S, 1.54%, 05/31/2039	EUR	1,000	776
Reg. S, 1.62%, 05/18/2040	EUR	1,000	749
Reg. S, 1.99%, 04/08/2032	EUR	2,000	1,869

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	81

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Oil & Gas — continued
TotalEnergies SE, (France),
Reg. S, (EUR Swap Rate 5 Year + 1.90%), 2.00%, 01/17/2027 (x) (aa)	EUR	2,000	1,825
Reg. S, (EUR Swap Rate 5 Year + 2.40%), 2.00%, 06/04/2030 (x) (aa)	EUR	1,900	1,543
Reg. S, (EUR Swap Rate 5 Year + 2.75%), 2.71%, 05/05/2023 (x) (aa)	EUR	650	687
Reg. S, (EUR Swap Rate 5 Year + 2.94%), 3.25%, 07/17/2036 (x) (aa)	EUR	500	393
Reg. S, (EUR Swap Rate 5 Year + 3.35%), 3.37%, 10/06/2026 (x) (aa)	EUR	5,500	5,490
Series NC7, Reg. S, (EUR Swap Rate 5 Year + 1.99%), 1.63%, 10/25/2027 (x) (aa)	EUR	1,000	868
Series NC12, Reg. S, (EUR Swap Rate 5 Year + 2.51%), 2.13%, 07/25/2032 (x) (aa)	EUR	3,550	2,703
Valero Energy Corp., 4.00%, 06/01/2052		140	106
Var Energi ASA, (Norway), 5.00%, 05/18/2027 (e)		1,600	1,499

			105,373

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/2047		370	290
NOV, Inc., 3.95%, 12/01/2042		15	11
Schlumberger Finance BV, (Netherlands),
Reg. S, 0.00%, 10/15/2024	EUR	1,000	1,006
Reg. S, 0.25%, 10/15/2027	EUR	1,500	1,375
Reg. S, 0.50%, 10/15/2031	EUR	500	406
Reg. S, 2.00%, 05/06/2032	EUR	500	457
Schlumberger Finance Canada Ltd., (Canada), 1.40%, 09/17/2025		30	28
Schlumberger Finance France SAS, (France), Reg. S, 1.00%, 02/18/2026	EUR	500	496

			4,069

Pipelines — 0.5%
Cheniere Corpus Christi Holdings LLC,
3.70%, 11/15/2029		1,418	1,284
5.88%, 03/31/2025		365	367
Colonial Enterprises, Inc., 3.25%, 05/15/2030 (e)		1,330	1,153
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025		20	20
DCP Midstream Operating LP,
3.25%, 02/15/2032		335	277
5.13%, 05/15/2029		1,500	1,445
5.38%, 07/15/2025		70	69
Energy Transfer LP,
2.90%, 05/15/2025		220	207
4.20%, 04/15/2027		5,800	5,481

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pipelines — continued
5.35%, 05/15/2045		10	9
5.40%, 10/01/2047		35	30
5.55%, 02/15/2028		1,210	1,198
5.75%, 02/15/2033		1,705	1,668
6.25%, 04/15/2049		460	430
6.50%, 02/01/2042		10	10
Series H, (CMT Index 5 Year + 5.69%), 6.50%, 11/15/2026 (x) (aa)		1,490	1,288
Enterprise Products Operating LLC, 3.30%, 02/15/2053		55	37
3.75%, 02/15/2025		50	49
3.90%, 02/15/2024		50	49
4.15%, 10/16/2028		150	142
4.20%, 01/31/2050		40	32
5.10%, 02/15/2045		1,700	1,537
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 02/15/2078 (aa)		600	458
Kinder Morgan Energy Partners LP, 4.30%, 05/01/2024		3,200	3,160
4.70%, 11/01/2042		850	706
6.95%, 01/15/2038		10	11
Kinder Morgan, Inc., 1.75%, 11/15/2026		390	345
2.25%, 03/16/2027	EUR	1,500	1,607
3.60%, 02/15/2051		35	24
5.45%, 08/01/2052		605	545
5.55%, 06/01/2045		20	18
Magellan Midstream Partners LP, 5.00%, 03/01/2026		10	10
MPLX LP,
1.75%, 03/01/2026		400	357
2.65%, 08/15/2030		2,195	1,791
4.50%, 04/15/2038		75	63
4.70%, 04/15/2048		1,293	1,027
4.88%, 06/01/2025		2,340	2,306
4.90%, 04/15/2058		40	32
4.95%, 03/14/2052		1,435	1,180
5.20%, 03/01/2047		10	9
5.50%, 02/15/2049		520	460
ONEOK Partners LP, 6.13%, 02/01/2041		24	23
ONEOK, Inc.,
2.20%, 09/15/2025		1,100	1,012
3.40%, 09/01/2029		1,210	1,048
4.45%, 09/01/2049		2,522	1,886
5.20%, 07/15/2048		35	29
5.85%, 01/15/2026		245	248
6.10%, 11/15/2032		175	176
6.35%, 01/15/2031		90	92
7.15%, 01/15/2051		220	225
Plains All American Pipeline LP / PAA Finance Corp.,
3.55%, 12/15/2029		65	56
4.90%, 02/15/2045		140	110
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026		70	71

SEE NOTES TO FINANCIAL STATEMENTS.

82	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Pipelines — continued
Targa Resources Corp.,
4.20%, 02/01/2033		525	453
4.95%, 04/15/2052		485	386
5.20%, 07/01/2027		1,245	1,222
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,		200	168
4.00%, 01/15/2032
4.88%, 02/01/2031		33	30
5.00%, 01/15/2028		499	476
TransCanada PipeLines Ltd., (Canada), 6.20%, 10/15/2037		30	31
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/2030		80	70
4.00%, 03/15/2028		20	19
7.85%, 02/01/2026		428	457
Williams Cos., Inc. (The),
3.50%, 11/15/2030		1,900	1,666
3.50%, 10/15/2051		80	55
4.50%, 11/15/2023		80	79
5.10%, 09/15/2045		69	61
5.30%, 08/15/2052		220	198
5.80%, 11/15/2043		15	14

			41,252

Total Energy			156,254

Financial — 15.8%
Banks — 10.9%
ABN AMRO Bank NV, (Netherlands),
Reg. S, 0.40%, 09/17/2041	EUR	100	64
Reg. S, 1.25%, 01/10/2033	EUR	100	89
Reg. S, 1.38%, 01/16/2025	GBP	1,500	1,688
Reg. S, 1.38%, 01/12/2037	EUR	100	84
Reg. S, 1.45%, 04/12/2038	EUR	100	83
Reg. S, 1.50%, 09/30/2030	EUR	100	94
Aegon Bank NV, (Netherlands), Reg. S, 0.01%, 11/16/2025	EUR	100	97
AIB Group plc, (Ireland),
Reg. S, (EUR Swap Rate 1 Year + 1.30%), 2.25%, 04/04/2028 (aa)	EUR	1,000	955
Reg. S, (EUR Swap Rate 1 Year + 2.00%), 3.63%, 07/04/2026 (aa)	EUR	1,500	1,558
AMCO—Asset Management Co. SpA, (Italy),
Reg. S, 0.75%, 04/20/2028	EUR	163	140
Reg. S, 1.38%, 01/27/2025	EUR	100	101
Argenta Spaarbank NV, (Belgium), Reg. S, 0.01%, 02/11/2031	EUR	100	82
Arion Banki HF, (Iceland),
Reg. S, 0.05%, 10/05/2026	EUR	100	93
Reg. S, 0.38%, 07/14/2025	EUR	3,950	3,565
Arkea Public Sector SCF SA, (France), Reg. S, 0.13%, 01/15/2030	EUR	100	86
ASB Finance Ltd., (New Zealand),
Reg. S, 0.25%, 09/08/2028	EUR	1,000	851

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 0.50%, 09/24/2029	EUR	1,000	834
Reg. S, 0.63%, 10/18/2024	EUR	100	102
Australia & New Zealand Banking Group Ltd., (Australia),
Reg. S, 0.25%, 03/17/2025	EUR	100	100
Reg. S, (EUR Swap Rate 5 Year + 1.12%), 0.67%, 05/05/2031 (aa)	EUR	2,925	2,656
Banca Monte dei Paschi di Siena SpA, (Italy),
Reg. S, 0.88%, 10/08/2026	EUR	3,504	3,323
Reg. S, 2.00%, 01/29/2024	EUR	100	105
Series 16, Reg. S, 2.88%, 07/16/2024	EUR	100	106
Banco Bilbao Vizcaya Argentaria SA, (Spain),
Reg. S, (ICE LIBOR EUR 3 Month + 0.52%), 0.13%, 03/24/2027 (aa)	EUR	2,000	1,893
Reg. S, 0.38%, 10/02/2024	EUR	1,000	1,016
Reg. S, 0.38%, 11/15/2026	EUR	1,000	938
Reg. S, 0.50%, 01/14/2027	EUR	1,000	934
0.88%, 09/18/2023		200	194
Reg. S, 0.88%, 11/22/2026	EUR	100	97
Reg. S, (ICE LIBOR EUR 3 Month + 0.82%), 0.88%, 01/14/2029 (aa)	EUR	3,500	3,134
Reg. S, 1.00%, 06/21/2026	EUR	1,000	977
Reg. S, (EUR Swap Rate 5 Year + 1.27%), 1.00%, 01/16/2030 (aa)	EUR	1,000	969
Reg. S, 1.38%, 05/14/2025	EUR	1,000	1,018
Reg. S, 3.38%, 09/20/2027	EUR	2,100	2,184
Reg. S, 3.50%, 02/10/2027	EUR	500	521
Reg. S, 4.38%, 10/14/2029	EUR	3,200	3,469
Banco de Sabadell SA, (Spain),
Reg. S, (EUR Swap Rate 1 Year + 0.97%), 0.63%, 11/07/2025 (aa)	EUR	3,700	3,681
Reg. S, 0.88%, 07/22/2025	EUR	2,500	2,440
Reg. S, 1.00%, 04/26/2027	EUR	100	96
Reg. S, (EUR Swap Rate 1 Year + 1.55%), 1.13%, 03/11/2027 (aa)	EUR	2,900	2,775
Reg. S, (EUR Swap Rate 1 Year + 2.20%), 2.63%, 03/24/2026 (aa)	EUR	1,500	1,509
Banco Santander SA, (Spain),
Reg. S, 0.10%, 02/27/2032	EUR	200	157
Reg. S, 0.20%, 02/11/2028	EUR	1,900	1,677
Reg. S, 1.00%, 04/07/2025	EUR	200	203
Reg. S, 1.13%, 10/25/2028	EUR	100	94
Reg. S, 1.38%, 01/05/2026	EUR	200	199
Reg. S, 1.63%, 10/22/2030	EUR	1,900	1,607
Reg. S, 1.75%, 02/17/2027	GBP	1,000	1,025
Reg. S, 2.38%, 09/08/2027	EUR	100	102
2.75%, 05/28/2025		400	374
2.75%, 12/03/2030		200	155
3.49%, 05/28/2030		2,000	1,691
3.50%, 03/24/2025		200	193
Reg. S, (EUR Swap Rate 1 Year + 1.05%), 3.63%, 09/27/2026 (aa)	EUR	3,000	3,178
3.89%, 05/24/2024		3,800	3,721
5.29%, 08/18/2027		200	196

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	83

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Banco Santander Totta SA, (Portugal), Reg. S, 0.88%, 04/25/2024	EUR	100	104
Bank of America Corp.,
Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 0.81%, 05/09/2026 (aa)	EUR	1,900	1,882
(United States SOFR + 0.74%), 0.81%, 10/24/2024 (aa)		60	58
(United States SOFR + 0.91%), 0.98%, 09/25/2025 (aa)		177	163
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 1.10%, 05/24/2032 (aa)	EUR	2,500	2,052
(United States SOFR + 0.65%), 1.53%, 12/06/2025 (aa)		25	23
Reg. S, (UK Gilts 1 Year + 1.10%), 1.67%, 06/02/2029 (aa)	GBP	2,000	1,987
(United States SOFR + 0.96%), 1.73%, 07/22/2027 (aa)		1,465	1,284
Reg. S, (ICE LIBOR EUR 3 Month + 0.91%), 1.95%, 10/27/2026 (aa)	EUR	2,000	2,009
(United States SOFR + 1.06%), 2.09%, 06/14/2029 (aa) (jj)		2,900	2,445
(United States SOFR + 1.22%), 2.30%, 07/21/2032 (aa)		1,000	773
Reg. S, 2.30%, 07/25/2025	GBP	1,000	1,133
(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 02/13/2031 (aa)		3,300	2,690
(United States SOFR + 1.21%), 2.57%, 10/20/2032 (aa)		2,605	2,048
(United States SOFR + 1.93%), 2.68%, 06/19/2041 (aa)		1,920	1,300
(United States SOFR + 1.32%), 2.69%, 04/22/2032 (aa)		2,150	1,726
(ICE LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/2030 (aa)		65	55
(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/01/2025 (aa)		10	10
(United States SOFR + 1.58%), 3.31%, 04/22/2042 (aa)		60	44
(United States SOFR + 1.33%), 3.38%, 04/02/2026 (aa)		1,000	956
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (aa)		350	317
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/2025 (aa)		25	24
Reg. S, (UK Gilts 1 Year + 1.75%), 3.58%, 04/27/2031 (aa)	GBP	1,500	1,597
(United States SOFR + 1.11%), 3.84%, 04/25/2025 (aa)		1,760	1,720
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/2029 (aa)		295	273
(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/2030 (aa)		200	182
4.00%, 01/22/2025		4,200	4,113

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 04/23/2040 (aa)		100	83
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 03/20/2051 (aa)		50	40
(United States SOFR + 1.58%), 4.38%, 04/27/2028 (aa)		940	900
(United States SOFR + 1.75%), 4.83%, 07/22/2026 (aa)		115	114
4.88%, 04/01/2044		25	22
(United States SOFR + 2.04%), 4.95%, 07/22/2028 (aa)		1,720	1,682
5.00%, 01/21/2044		20	18
(United States SOFR + 2.16%), 5.02%, 07/22/2033 (aa)		880	838
(United States SOFR + 1.99%), 6.20%, 11/10/2028 (aa)		205	211
Reg. S, 7.00%, 07/31/2028	GBP	650	843
Series N, (United States SOFR + 1.22%), 2.65%, 03/11/2032 (aa)		1,000	803
Series N, (United States SOFR + 1.65%), 3.48%, 03/13/2052 (aa)		660	468
Bank of Ireland Group plc, (Ireland), Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.10%), 1.88%, 06/05/2026 (aa)	EUR	4,400	4,372
Bank of Montreal, (Canada),
Reg. S, 0.05%, 06/08/2029	EUR	100	87
Reg. S, 1.00%, 04/05/2026	EUR	100	99
1.85%, 05/01/2025		120	112
Series H, 4.25%, 09/14/2024		730	720
Bank of New York Mellon Corp. (The), (United States SOFR + 1.35%), 4.41%, 07/24/2026 (aa)		235	232
Bank of New Zealand, (New Zealand), Reg. S, 2.55%, 06/29/2027	EUR	100	103
Bank of Nova Scotia (The), (Canada),
Reg. S, 0.01%, 01/14/2027	EUR	100	93
Reg. S, 0.01%, 12/15/2027	EUR	100	91
Reg. S, 0.38%, 10/23/2023	EUR	100	105
Reg. S, 0.38%, 03/26/2030	EUR	100	86
0.70%, 04/15/2024		140	132
1.05%, 03/02/2026		170	151
3.45%, 04/11/2025		1,000	963
Bankinter SA, (Spain),
Reg. S, 0.88%, 07/08/2026	EUR	3,000	2,845
Reg. S, (EUR Swap Rate 5 Year + 1.45%), 1.25%, 12/23/2032 (aa)	EUR	3,600	3,074
Banque Federative du Credit Mutuel SA, (France),
Reg. S, 0.01%, 03/07/2025	EUR	1,000	990
Reg. S, 0.01%, 05/11/2026	EUR	1,000	945
Reg. S, 0.63%, 11/03/2028	EUR	1,000	874
Reg. S, 0.75%, 06/15/2023	EUR	100	106
Reg. S, 0.75%, 06/08/2026	EUR	1,000	968
Reg. S, 0.75%, 01/17/2030	EUR	1,000	843

SEE NOTES TO FINANCIAL STATEMENTS.

84	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 1.00%, 05/23/2025	EUR	4,000	4,030
Reg. S, 1.13%, 11/19/2031	EUR	600	479
Reg. S, 1.25%, 05/26/2027	EUR	1,000	963
Reg. S, 1.25%, 06/03/2030	EUR	1,000	869
Reg. S, 1.38%, 07/16/2028	EUR	3,000	2,821
Reg. S, 1.88%, 11/04/2026	EUR	1,200	1,185
Reg. S, 1.88%, 06/18/2029	EUR	1,000	910
Reg. S, 2.50%, 05/25/2028	EUR	1,500	1,456
Reg. S, 2.63%, 11/06/2029	EUR	500	482
Reg. S, 3.00%, 05/21/2024	EUR	2,000	2,125
Reg. S, 3.13%, 09/14/2027	EUR	3,400	3,545
Reg. S, 3.63%, 09/14/2032	EUR	3,000	3,089
Reg. S, (EUR Swap Rate 5 Year + 2.20%), 3.88%, 06/16/2032 (aa)	EUR	1,000	1,005
Barclays Bank plc, (United Kingdom), Reg. S, 5.75%, 09/14/2026	GBP	90	109
Barclays plc, (United Kingdom),
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.85%), 0.88%, 01/28/2028 (aa)	EUR	4,800	4,391
Reg. S, (EUR Swap Rate 5 Year + 1.90%), 2.00%, 02/07/2028 (aa)	EUR	2,700	2,867
(CMT Index 1 Year + 1.05%), 2.28%, 11/24/2027 (aa)		300	260
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.68%), 2.89%, 01/31/2027 (aa)	EUR	3,150	3,192
Reg. S, 3.00%, 05/08/2026	GBP	100	110
Reg. S, 3.25%, 02/12/2027	GBP	1,200	1,300
Reg. S, (UK Gilts 5 Year + 3.75%), 3.75%, 11/22/2030 (aa)	GBP	825	908
(CMT Index 1 Year + 2.65%), 5.50%, 08/09/2028 (aa)		975	946
(CMT Index 1 Year + 3.05%), 7.33%, 11/02/2026 (aa)		660	685
(CMT Index 1 Year + 3.30%), 7.39%, 11/02/2028 (aa)		1,550	1,616
Basellandschaftliche Kantonalbank, (Switzerland), Reg. S, 0.38%, 05/13/2030	CHF	100	95
Bausparkasse Schwaebisch Hall AG, (Germany), Reg. S, 2.00%, 05/17/2034	EUR	100	95
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, (Austria),
Reg. S, 0.01%, 01/21/2028	EUR	100	91
Reg. S, 0.10%, 05/12/2031	EUR	100	82
Reg. S, 1.13%, 07/31/2028	EUR	100	95
Bayerische Landesbank, (Germany),
Reg. S, 0.13%, 11/02/2029	EUR	100	87
Reg. S, 0.25%, 01/14/2025	EUR	100	101
Reg. S, (EUR Swap Rate 5 Year + 1.40%), 1.38%, 11/22/2032 (aa)	EUR	100	81
Reg. S, 2.13%, 09/01/2031	EUR	50	50
Belfius Bank SA, (Belgium), Reg. S, 3.25%, 10/18/2027	EUR	100	107

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Berlin Hyp AG, (Germany),
Reg. S, 0.01%, 07/07/2028	EUR	100	90
Reg. S, 1.75%, 05/10/2032	EUR	100	95
Series 200, Reg. S, 0.38%, 02/21/2025	EUR	100	101
BNP Paribas SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 0.50%, 07/15/2025 (aa)	EUR	500	508
Reg. S, (ICE LIBOR EUR 3 Month + 0.73%), 0.50%, 02/19/2028 (aa)	EUR	1,000	910
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 0.50%, 09/01/2028 (aa)	EUR	3,900	3,472
Reg. S, (ICE LIBOR EUR 3 Month + 0.83%), 0.50%, 01/19/2030 (aa)	EUR	3,500	2,951
Reg. S, 0.63%, 12/03/2032	EUR	3,000	2,255
Reg. S, (ICE LIBOR EUR 3 Month + 0.83%), 0.88%, 07/11/2030 (aa)	EUR	3,000	2,553
Reg. S, (EUR Swap Rate 5 Year + 1.17%), 0.88%, 08/31/2033 (aa)	EUR	1,000	830
Reg. S, 1.13%, 08/28/2024	EUR	500	517
Reg. S, 1.13%, 06/11/2026	EUR	1,000	979
Reg. S, (EUR Swap Rate 5 Year + 1.20%), 1.13%, 01/15/2032 (aa)	EUR	1,500	1,352
(United States SOFR + 1.00%), 1.32%, 01/13/2027 (e) (aa)		1,200	1,048
Reg. S, 1.38%, 05/28/2029	EUR	200	178
Reg. S, 1.50%, 05/23/2028	EUR	500	461
Reg. S, 1.50%, 05/25/2028	EUR	1,500	1,443
(United States SOFR + 0.91%), 1.68%, 06/30/2027 (e) (aa)		1,250	1,089
Reg. S, 1.88%, 12/14/2027	GBP	2,000	2,025
Reg. S, (UK Gilts 5 Year + 1.65%), 2.00%, 05/24/2031 (aa)	GBP	2,500	2,572
Reg. S, 2.10%, 04/07/2032	EUR	1,500	1,327
(United States SOFR + 1.22%), 2.16%, 09/15/2029 (e) (aa)		975	797
Reg. S, 2.25%, 01/11/2027	EUR	500	502
Reg. S, 2.38%, 02/17/2025	EUR	1,000	1,042
Reg. S, (EUR Swap Rate 1 Year + 1.60%), 2.50%, 03/31/2032 (aa)	EUR	4,300	4,071
Reg. S, (ICE LIBOR EUR 3 Month + 1.37%), 2.75%, 07/25/2028 (aa)	EUR	1,500	1,488
Reg. S, 2.88%, 02/24/2029	GBP	2,000	2,055
(United States SOFR + 1.51%), 3.05%, 01/13/2031 (e) (aa)		1,800	1,481
Reg. S, 3.38%, 01/23/2026	GBP	600	681
BNZ International Funding Ltd., (New Zealand), Reg. S, 0.38%, 09/14/2024	EUR	4,050	4,112
BPCE SA, (France),
Reg. S, 0.25%, 01/15/2026	EUR	6,200	5,995
Reg. S, 0.25%, 01/14/2031	EUR	1,900	1,517
Reg. S, 0.50%, 02/24/2027	EUR	1,300	1,203
Reg. S, 0.63%, 09/26/2024	EUR	1,500	1,527
Reg. S, 0.63%, 04/28/2025	EUR	1,000	999
Reg. S, 0.88%, 01/31/2024	EUR	1,200	1,251

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	85

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 1.00%, 12/22/2025	GBP	2,000	2,138
Reg. S, 1.00%, 10/05/2028	EUR	500	461
(United States SOFR + 1.52%), 1.65%, 10/06/2026 (e) (aa)		1,145	1,018
Reg. S, 4.00%, 11/29/2032	EUR	4,300	4,487
4.63%, 07/11/2024 (e)		1,200	1,168
(United States SOFR + 2.87%), 5.75%, 07/19/2033 (e) (aa)		850	811
Caisse Centrale du Credit Immobilier de France SA, (France), Reg. S, 0.00%, 01/17/2024	EUR	200	207
Caixa Economica Montepio Geral Caixa Economica Bancaria SA, (Portugal), Reg. S, 0.13%, 11/14/2024	EUR	100	100
CaixaBank SA, (Spain),
Reg. S, (ICE LIBOR EUR 3 Month + 0.90%), 0.50%, 02/09/2029 (aa)	EUR	1,500	1,299
Reg. S, (ICE LIBOR EUR 3 Month + 1.00%), 0.75%, 05/26/2028 (aa)	EUR	2,100	1,889
Reg. S, 1.00%, 09/25/2025	EUR	300	300
Reg. S, 1.25%, 01/11/2027	EUR	200	196
Reg. S, (EUR Swap Rate 5 Year + 1.63%), 1.25%, 06/18/2031 (aa)	EUR	500	457
Reg. S, 1.38%, 06/19/2026	EUR	2,300	2,230
Reg. S, (EUR Swap Rate 5 Year + 1.68%), 2.25%, 04/17/2030 (aa)	EUR	1,000	975
Reg. S, 3.75%, 09/07/2029	EUR	2,500	2,619
Reg. S, (EUR Swap Rate 1 Year + 3.55%), 6.25%, 02/23/2033 (aa)	EUR	1,400	1,500
Canadian Imperial Bank of Commerce, (Canada),
Reg. S, 0.04%, 07/09/2027	EUR	100	92
3.95%, 08/04/2025		805	787
Cie de Financement Foncier SA, (France),
Reg. S, 0.01%, 07/15/2026	EUR	200	191
Reg. S, 0.23%, 09/14/2026	EUR	100	96
Reg. S, 0.50%, 09/04/2024	EUR	100	102
Reg. S, 0.60%, 10/25/2041	EUR	100	67
Reg. S, 0.75%, 01/21/2025	EUR	100	101
Reg. S, 0.75%, 05/29/2026	EUR	100	98
Reg. S, 2.38%, 03/15/2030	EUR	100	101
Reg. S, 3.88%, 04/25/2055	EUR	20	25
Citigroup, Inc.,
(United States SOFR + 0.67%), 0.98%, 05/01/2025 (aa)		640	599
(United States SOFR + 0.77%), 1.12%, 01/28/2027 (aa)		130	113
Reg. S, (ICE LIBOR EUR 3 Month + 1.66%), 1.25%, 07/06/2026 (aa)	EUR	2,000	1,996
(United States SOFR + 0.77%), 1.46%, 06/09/2027 (aa)		3,250	2,822
1.75%, 01/28/2025	EUR	700	725
(United States SOFR + 0.69%), 2.01%, 01/25/2026 (aa)		90	83

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(United States SOFR + 1.18%), 2.52%, 11/03/2032 (aa)		465	362
(United States SOFR + 1.17%), 2.56%, 05/01/2032 (aa)		1,060	840
(United States SOFR + 2.11%), 2.57%, 06/03/2031 (aa)		3,600	2,920
(United States SOFR + 1.38%), 2.90%, 11/03/2042 (aa)		75	52
(United States SOFR + 2.84%), 3.11%, 04/08/2026 (aa)		155	147
(United States SOFR + 1.53%), 3.29%, 03/17/2026 (aa)		1,000	952
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/2025 (aa)		65	63
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/2028 (aa)		450	414
Reg. S, (ICE LIBOR EUR 3 Month + 1.25%), 3.71%, 09/22/2028 (aa)	EUR	725	757
(United States SOFR + 1.94%), 3.79%, 03/17/2033 (aa)		100	86
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 4.11%, 09/22/2033 (aa)	EUR	975	1,006
(United States SOFR + 1.37%), 4.14%, 05/24/2025 (aa)		1,535	1,505
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 04/24/2048 (aa)		160	132
4.40%, 06/10/2025		3,500	3,438
4.65%, 07/30/2045		10	9
4.65%, 07/23/2048		25	22
(United States SOFR + 1.89%), 4.66%, 05/24/2028 (aa)		200	194
(United States SOFR + 4.55%), 5.32%, 03/26/2041 (aa)		100	96
6.00%, 10/31/2033		50	50
(United States SOFR + 2.34%), 6.27%, 11/17/2033 (aa)		1,630	1,691
Clydesdale Bank plc, (United Kingdom),
Reg. S, 2.50%, 06/22/2027	EUR	5,000	5,110
Reg. S, 4.63%, 06/08/2026	GBP	100	120
Commerzbank AG, (Germany),
Reg. S, 0.01%, 03/11/2030	EUR	100	85
Reg. S, 0.25%, 01/12/2032	EUR	100	82
Reg. S, 0.50%, 06/09/2026	EUR	100	98
Reg. S, 1.00%, 03/04/2026	EUR	1,500	1,474
Reg. S, 2.00%, 11/27/2023	EUR	100	106
Reg. S, (ICE LIBOR EUR 3 Month + 1.50%), 3.00%, 09/14/2027 (aa)	EUR	1,000	997
Reg. S, (UK Gilts 5 Year + 5.25%), 8.63%, 02/28/2033 (aa)	GBP	1,800	2,182
Commonwealth Bank of Australia, (Australia),
Reg. S, 0.75%, 02/28/2028	EUR	100	93
Reg. S, 1.13%, 01/18/2028	EUR	1,000	948
Reg. S, (EUR Swap Rate 5 Year + 1.45%), 1.94%, 10/03/2029 (aa)	EUR	1,825	1,840

SEE NOTES TO FINANCIAL STATEMENTS.

86	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 3.25%, 10/24/2025	EUR	100	106
Cooperatieve Rabobank UA, (Netherlands),
Reg. S, 0.01%, 11/27/2040	EUR	100	60
Reg. S, 0.63%, 04/26/2026	EUR	100	98
Reg. S, 0.75%, 03/02/2032	EUR	100	86
Reg. S, 0.88%, 02/08/2028	EUR	200	191
Reg. S, (ICE LIBOR EUR 3 Month + 1.18%), 0.88%, 05/05/2028 (aa)	EUR	700	650
Reg. S, 1.25%, 03/23/2026	EUR	1,475	1,482
Reg. S, 1.38%, 02/03/2027	EUR	25	25
Reg. S, 2.38%, 05/22/2023	EUR	30	32
Reg. S, (EUR Swap Rate 5 Year + 1.95%), 3.88%, 11/30/2032 (aa)	EUR	2,100	2,144
4.38%, 08/04/2025		890	869
Reg. S, (ICE LIBOR EUR 3 Month + 1.55%), 4.63%, 01/27/2028 (aa)	EUR	700	758
Reg. S, 5.25%, 05/23/2041	GBP	50	64
Credit Agricole Italia SpA, (Italy),
Reg. S, 0.13%, 03/15/2033	EUR	100	74
Reg. S, 0.25%, 09/30/2024	EUR	100	101
Reg. S, 0.38%, 01/20/2032	EUR	100	80
Credit Agricole SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 1.25%), 1.00%, 04/22/2026 (aa)	EUR	3,000	2,993
Reg. S, 1.75%, 03/05/2029	EUR	1,100	1,023
Reg. S, (UK Gilts 5 Year + 1.50%), 1.87%, 12/09/2031 (aa)	GBP	600	600
Reg. S, 1.88%, 12/20/2026	EUR	1,000	987
Reg. S, (ICE LIBOR EUR 3 Month + 0.77%), 1.88%, 04/22/2027 (aa)	EUR	1,000	990
Reg. S, 2.38%, 05/20/2024	EUR	600	634
Reg. S, (ICE LIBOR EUR 3 Month + 1.35%), 4.00%, 10/12/2026 (aa)	EUR	2,000	2,133
Credit Mutuel Arkea SA, (France),
Reg. S, 1.25%, 05/31/2024	EUR	1,000	1,037
Reg. S, 3.25%, 06/01/2026	EUR	500	517
Reg. S, 3.38%, 09/19/2027	EUR	4,000	4,164
Reg. S, 4.25%, 12/01/2032	EUR	3,600	3,806
Credit Suisse AG, (Switzerland),
Reg. S, 0.25%, 01/05/2026	EUR	1,000	908
Reg. S, 0.25%, 09/01/2028	EUR	800	618
Credit Suisse Group AG, (Switzerland),
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 07/17/2025 (aa)	EUR	1,400	1,343
Reg. S, (EUR Swap Rate 1 Year + 1.60%), 2.13%, 10/13/2026 (aa)	EUR	1,000	909
Reg. S, (EUR Swap Rate 1 Year + 1.95%), 2.88%, 04/02/2032 (aa)	EUR	1,000	770
(United States SOFR + 1.73%), 3.09%, 05/14/2032 (e) (aa)		755	524
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 4.95%), 7.75%, 03/01/2029 (aa)	EUR	1,475	1,568
(United States SOFR + 5.02%), 9.02%, 11/15/2033 (e) (aa)		250	257

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Credit Suisse Schweiz AG, (Switzerland),
Reg. S, 0.00%, 10/31/2030	CHF	25	21
Reg. S, 3.39%, 12/05/2025	EUR	100	105
Credito Emiliano SpA, (Italy),
Reg. S, 0.01%, 07/07/2028	EUR	100	88
Reg. S, (ICE LIBOR EUR 3 Month + 1.05%), 1.13%, 01/19/2028 (aa)	EUR	2,000	1,829
Crelan SA, (Belgium), Reg. S, 5.38%, 10/31/2025	EUR	1,700	1,797
Danske Bank A/S, (Denmark),
Reg. S, IF, (1.15% — ICE EURIBOR Swap Rate 1 Year), 0.50%, 08/27/2025 (aa)	EUR	425	426
Reg. S, 0.63%, 05/26/2025	EUR	3,000	2,983
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.88%), 0.75%, 06/09/2029 (aa)	EUR	3,500	3,056
Reg. S, (EUR Swap Rate 5 Year + 1.40%), 1.00%, 05/15/2031 (aa)	EUR	1,000	926
Reg. S, (EUR Swap Rate 1 Year + 0.85%), 1.38%, 02/17/2027 (aa)	EUR	1,000	973
Reg. S, (EUR Swap Rate 5 Year + 1.70%), 1.38%, 02/12/2030 (aa)	EUR	3,000	2,935
Reg. S, (UK Gilts 1 Year + 1.65%), 2.25%, 01/14/2028 (aa)	GBP	6,800	7,017
Danske Hypotek AB, (Sweden), Series 2512, Reg. S, 1.00%, 12/17/2025	SEK	2,000	178
Danske Mortgage Bank plc, (Finland), Reg. S, 0.01%, 11/24/2026	EUR	100	94
DBS Bank Ltd., (Singapore), Reg. S, 2.81%, 10/13/2025	EUR	100	105
de Volksbank NV, (Netherlands), Reg. S, 1.00%, 03/08/2028	EUR	100	96
Deutsche Apotheker-und Aerztebank eG, (Germany), Reg. S, 0.01%, 02/06/2029	EUR	100	88
Deutsche Bank AG, (Germany),
Reg. S, 0.13%, 01/21/2030	EUR	75	65
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 1.00%, 11/19/2025 (aa)	EUR	800	799
Reg. S, 1.13%, 08/30/2023	EUR	775	820
Reg. S, 1.13%, 03/17/2025	EUR	800	813
Reg. S, (ICE LIBOR EUR 3 Month + 1.67%), 1.38%, 06/10/2026 (aa)	EUR	1,000	1,006
Reg. S, (ICE LIBOR EUR 3 Month + 1.38%), 1.88%, 02/23/2028 (aa)	EUR	2,900	2,714
(United States SOFR + 1.87%), 2.13%, 11/24/2026 (aa)		2,950	2,605
Reg. S, 2.25%, 09/20/2027	EUR	100	103
(United States SOFR + 1.22%), 2.31%, 11/16/2027 (aa)		150	127
(United States SOFR + 1.32%), 2.55%, 01/07/2028 (aa)		750	639
Reg. S, 2.63%, 12/16/2024	GBP	1,500	1,684
(United States SOFR + 1.72%), 3.04%, 05/28/2032 (aa)		150	114

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	87

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
3.70%, 05/30/2024		100	97
(United States SOFR + 2.26%), 3.74%, 01/07/2033 (aa)		800	572
Reg. S, 3.88%, 02/12/2024	GBP	1,000	1,179
Reg. S, (SONIA Interest Rate Benchmark + 1.94%), 4.00%, 06/24/2026 (aa)	GBP	2,000	2,263
Reg. S, 4.00%, 11/29/2027	EUR	4,100	4,336
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 3.30%), 4.00%, 06/24/2032 (aa)	EUR	4,000	3,788
Reg. S, (ICE LIBOR EUR 3 Month + 2.95%), 5.00%, 09/05/2030 (aa)	EUR	1,000	1,035
Reg. S, (EUR Swap Rate 5 Year + 6.00%), 5.63%, 05/19/2031 (aa)	EUR	4,000	4,178
Deutsche Kreditbank AG, (Germany), Reg. S, 1.63%, 05/05/2032	EUR	50	47
Deutsche Pfandbriefbank AG, (Germany),
Reg. S, 0.63%, 08/30/2027	EUR	100	95
Reg. S, 1.00%, 04/13/2026	EUR	100	100
Dexia Credit Local SA, (France),
Reg. S, 0.00%, 05/29/2024	EUR	300	307
Reg. S, 0.01%, 01/22/2027	EUR	200	188
Reg. S, 0.63%, 01/17/2026	EUR	600	594
Reg. S, 1.25%, 11/26/2024	EUR	700	722
Reg. S, 2.13%, 02/12/2025	GBP	400	459
DNB Bank ASA, (Norway), Reg. S, (EUR Swap Rate 5 Year + 2.00%), 4.63%, 02/28/2033 (aa)	EUR	5,425	5,717
DNB Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 05/12/2028	EUR	5,000	4,489
Reg. S, 0.01%, 01/21/2031	EUR	100	82
Reg. S, 0.25%, 09/07/2026	EUR	100	96
Reg. S, 0.38%, 11/20/2024	EUR	100	101
DZ HYP AG, (Germany),
Reg. S, 0.01%, 06/23/2028	EUR	100	90
Reg. S, 0.01%, 10/27/2028	EUR	25	22
Reg. S, 0.01%, 11/15/2030	EUR	100	84
Reg. S, 0.38%, 03/31/2026	EUR	100	98
Reg. S, 0.63%, 10/27/2023	EUR	200	210
Reg. S, 0.88%, 04/17/2034	EUR	100	83
Eika Boligkreditt A/S, (Norway), Reg. S, 0.38%, 02/26/2025	EUR	100	101
Equitable Bank, (Canada), Reg. S, 0.01%, 09/16/2024	EUR	100	101
Erste Group Bank AG, (Austria),
Reg. S, (ICE LIBOR EUR 3 Month + 0.52%), 0.10%, 11/16/2028 (aa)	EUR	1,000	879
Reg. S, 0.13%, 05/17/2028	EUR	1,000	866
Reg. S, 0.25%, 06/26/2024	EUR	100	102
Reg. S, 0.50%, 01/12/2037	EUR	100	72
Reg. S, 0.75%, 02/05/2025	EUR	100	102
Reg. S, 0.88%, 05/22/2026	EUR	1,000	958
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 1.10%), 0.88%, 11/15/2032 (aa)	EUR	4,500	3,817

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 1.50%, 04/07/2026	EUR	1,000	996
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.10%), 1.63%, 09/08/2031 (aa)	EUR	1,000	925
Federation des Caisses Desjardins du Quebec, (Canada), Reg. S, 0.01%, 04/08/2026	EUR	100	96
First Republic Bank, (United States SOFR + 0.62%), 1.91%, 02/12/2024 (aa)		250	249
Goldman Sachs Group, Inc. (The),
Reg. S, 0.13%, 08/19/2024	EUR	1,000	1,017
Reg. S, 0.25%, 01/26/2028	EUR	1,000	877
(United States SOFR + 0.61%), 0.86%, 02/12/2026 (aa)		28	25
Reg. S, 0.88%, 05/09/2029	EUR	3,900	3,347
Reg. S, 1.00%, 03/18/2033		EUR 1,000	770
(United States SOFR + 0.79%), 1.09%, 12/09/2026 (aa)		585	517
Reg. S, 1.38%, 05/15/2024		EUR 3,150	3,298
(United States SOFR + 0.80%), 1.43%, 03/09/2027 (aa)		1,310	1,149
Reg. S, 1.50%, 12/07/2027		GBP 3,000	3,018
(United States SOFR + 0.73%), 1.76%, 01/24/2025 (aa)		120	115
(United States SOFR + 0.91%), 1.95%, 10/21/2027 (aa)		1,815	1,589
Reg. S, 2.00%, 11/01/2028	EUR	5,000	4,753
2.60%, 02/07/2030		3,395	2,841
(United States SOFR + 1.28%), 2.62%, 04/22/2032 (aa)		4,115	3,284
(United States SOFR + 1.26%), 2.65%, 10/21/2032 (aa)		600	475
(United States SOFR + 1.47%), 2.91%, 07/21/2042 (aa)		865	592
(United States SOFR + 1.41%), 3.10%, 02/24/2033 (aa)		280	228
Reg. S, 3.13%, 07/25/2029	GBP	1,500	1,563
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)		2,500	2,410
Reg. S, 3.38%, 03/27/2025	EUR	4,000	4,257
3.50%, 04/01/2025		97	93
(United States SOFR + 1.85%), 3.62%, 03/15/2028 (aa)		480	447
Reg. S, (UK Gilts 1 Year + 1.95%), 3.63%, 10/29/2029 (aa)		GBP 2,000	2,156
Reg. S, 4.00%, 09/21/2029	EUR	1,000	1,039
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (aa)		60	50
Reg. S, 4.25%, 01/29/2026	GBP	2,000	2,341
(United States SOFR + 1.51%), 4.39%, 06/15/2027 (aa)		1,360	1,313
(United States SOFR + 1.73%), 4.48%, 08/23/2028 (aa)		495	476
5.15%, 05/22/2045		21	19
6.25%, 02/01/2041		50	52

SEE NOTES TO FINANCIAL STATEMENTS.

88	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
6.75%, 10/01/2037		170	181
6.88%, 01/18/2038	GBP	825	1,069
HSBC Bank Canada, (Canada), Reg. S, 1.50%, 09/15/2027	EUR	100	98
HSBC Holdings plc, (United Kingdom),
Reg. S, (ICE LIBOR EUR 3 Month + 1.03%), 0.77%, 11/13/2031 (aa)	EUR	1,000	814
(United States SOFR + 1.54%), 1.65%, 04/18/2026 (aa)		1,000	905
(SONIA Interest Rate Benchmark + 1.31%), 1.75%, 07/24/2027 (aa)	GBP	800	831
(United States SOFR + 1.73%), 2.01%, 09/22/2028 (aa)		800	670
Reg. S, 2.50%, 03/15/2027	EUR	2,000	2,000
(United States SOFR + 1.43%), 3.00%, 03/10/2026 (aa)		600	564
Reg. S, 3.00%, 06/30/2025	EUR	5,000	5,211
(GBP Swap Rate 1 Year + 1.65%), 3.00%, 07/22/2028 (aa)	GBP	1,000	1,052
(GBP Swap Rate 1 Year + 1.77%), 3.00%, 05/29/2030 (aa)	GBP	225	226
Reg. S, (ICE LIBOR EUR 3 Month + 1.45%), 3.02%, 06/15/2027 (aa)	EUR	2,175	2,217
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/2030 (aa)		900	790
(United States SOFR + 1.51%), 4.18%, 12/09/2025 (aa)		1,400	1,358
(United States SOFR + 2.11%), 4.76%, 06/09/2028 (aa)		480	454
(United States SOFR + 2.53%), 4.76%, 03/29/2033 (aa)		430	374
(United States SOFR + 2.87%), 5.40%, 08/11/2033 (aa)		700	650
6.50%, 09/15/2037		400	386
Reg. S, 7.00%, 04/07/2038	GBP	300	368
(United States SOFR + 3.35%), 7.39%, 11/03/2028 (aa)		3,200	3,358
Huntington National Bank (The), 5.65%, 01/10/2030		580	583
Hypo Vorarlberg Bank AG, (Austria), Reg. S, 0.75%, 02/11/2025	EUR	100	101
Industrial & Commercial Bank of China Ltd., (China), Reg. S, 0.13%, 10/28/2024	EUR	2,500	2,506
ING Bank NV, (Netherlands),
Reg. S, 0.13%, 12/08/2031	EUR	100	82
Reg. S, 0.75%, 02/18/2029	EUR	100	92
Reg. S, 2.50%, 02/21/2030	EUR	100	102
ING Belgium SA, (Belgium), Reg. S, 0.01%, 02/20/2030	EUR	100	85
ING Groep NV, (Netherlands),
Reg. S, (ICE LIBOR EUR 3 Month + 0.60%), 0.10%, 09/03/2025 (aa)	EUR	2,500	2,502
Reg. S, (ICE LIBOR EUR 3 Month + 0.43%), 0.13%, 11/29/2025 (aa)	EUR	1,500	1,487

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, (ICE LIBOR EUR 3 Month + 0.70%), 0.38%, 09/29/2028 (aa)	EUR	1,000	884
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 1.15%), 0.88%, 06/09/2032 (aa)	EUR	1,000	902
Reg. S, (EUR Swap Rate 5 Year + 1.20%), 1.00%, 11/13/2030 (aa)	EUR	1,000	943
Reg. S, (EUR Swap Rate 5 Year + 1.15%), 1.00%, 11/16/2032 (aa)	EUR	1,500	1,322
Reg. S, 1.13%, 02/14/2025	EUR	3,200	3,268
Reg. S, (SONIA Interest Rate Benchmark + 0.91%), 1.13%, 12/07/2028 (aa)	GBP	1,900	1,838
Reg. S, (ICE LIBOR EUR 3 Month + 0.85%), 1.25%, 02/16/2027 (aa)	EUR	2,000	1,943
Reg. S, 1.38%, 01/11/2028	EUR	1,000	939
Reg. S, (EUR Swap Rate 5 Year + 1.25%), 1.63%, 09/26/2029 (aa)	EUR	1,000	1,002
(United States SOFR + 1.01%), 1.73%, 04/01/2027 (aa)		1,465	1,294
Reg. S, 2.00%, 09/20/2028	EUR	800	765
Reg. S, (EUR Swap Rate 5 Year + 1.35%), 2.00%, 03/22/2030 (aa)	EUR	3,000	2,973
Reg. S, (ICE LIBOR EUR 3 Month + 1.10%), 2.13%, 05/23/2026 (aa)	EUR	3,000	3,056
Reg. S, (EUR Swap Rate 5 Year + 2.40%), 2.13%, 05/26/2031 (aa)	EUR	1,300	1,262
Reg. S, 3.00%, 02/18/2026	GBP	2,000	2,249
Reg. S, (EUR Swap Rate 5 Year + 2.85%), 3.00%, 04/11/2028 (aa)	EUR	300	319
(United States SOFR + 1.64%), 3.87%, 03/28/2026 (aa)		200	193
(United States SOFR + 1.83%), 4.02%, 03/28/2028 (aa)		1,560	1,457
4.10%, 10/02/2023		200	198
(United States SOFR + 2.07%), 4.25%, 03/28/2033 (aa)		885	782
Reg. S, (ICE LIBOR EUR 3 Month + 1.85%), 4.88%, 11/14/2027 (aa)	EUR	5,300	5,776
ING-DiBa AG, (Germany), Reg. S, 0.01%, 10/07/2028	EUR	200	179
Intesa Sanpaolo SpA, (Italy),
Reg. S, 0.38%, 09/14/2026	EUR	100	96
Reg. S, 0.63%, 03/23/2023	EUR	100	107
Reg. S, 0.63%, 02/24/2026	EUR	1,000	949
Reg. S, 0.75%, 12/04/2024	EUR	500	508
Reg. S, 0.75%, 03/16/2028	EUR	500	445
Reg. S, 1.00%, 07/04/2024	EUR	1,500	1,543
Reg. S, 1.50%, 04/10/2024	EUR	3,100	3,238
Reg. S, 1.75%, 03/20/2028	EUR	4,000	3,733
Reg. S, 2.13%, 05/26/2025	EUR	4,375	4,484
Reg. S, 2.50%, 01/15/2030	GBP	3,000	2,794
Reg. S, 3.38%, 01/24/2025	EUR	100	107
Reg. S, 4.75%, 09/06/2027	EUR	1,000	1,078
Reg. S, 5.25%, 01/13/2030	EUR	3,000	3,296
7.00%, 11/21/2025 (e)		1,060	1,082

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	89

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
(CMT Index 1 Year + 4.40%), 8.25%, 11/21/2033 (e) (aa)		1,305	1,328
Series XR, 3.25%, 09/23/2024 (e)		2,900	2,752
Investec plc, (United Kingdom),
Reg. S, (UK Gilts 1 Year + 1.50%), 1.88%, 07/16/2028 (aa)	GBP	1,500	1,427
Reg. S, (UK Gilts 5 Year + 2.05%), 2.63%, 01/04/2032 (aa)	GBP	1,000	942
Investitionsbank Berlin, (Germany),
Reg. S, 2.75%, 10/04/2027	EUR	300	317
Series 208, 0.05%, 03/02/2035	EUR	100	73
Jyske Bank A/S, (Denmark),
Reg. S, (EUR Swap Rate 1 Year + 0.50%), 0.05%, 09/02/2026 (aa)	EUR	3,350	3,148
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.42%), 0.25%, 02/17/2028 (aa)	EUR	2,000	1,807
Reg. S, (EUR Swap Rate 1 Year + 2.10%), 4.63%, 04/11/2026 (aa)	EUR	5,000	5,311
Kreditanstalt fuer Wiederaufbau, (Germany),
Reg. S, 0.00%, 02/18/2025	EUR	120	121
Reg. S, 0.00%, 06/15/2026	EUR	500	484
Reg. S, 0.00%, 03/31/2027	EUR	500	472
Reg. S, 0.00%, 04/30/2027	EUR	2,230	2,101
Reg. S, 0.00%, 12/15/2027	EUR	1,140	1,053
Reg. S, 0.00%, 09/15/2028	EUR	585	528
Reg. S, 0.00%, 06/15/2029	EUR	254	224
Reg. S, 0.00%, 09/17/2030	EUR	1,108	939
Reg. S, 0.00%, 01/10/2031	EUR	670	561
Reg. S, 0.01%, 05/05/2027	EUR	520	490
0.05%, 02/28/2024	EUR	500	518
Reg. S, 0.05%, 09/29/2034	EUR	280	211
Reg. S, 0.13%, 01/09/2032	EUR	830	682
0.25%, 09/15/2025	EUR	1,100	1,097
0.38%, 07/18/2025		1,400	1,267
Reg. S, 0.38%, 04/23/2030	EUR	360	319
Reg. S, 0.38%, 05/20/2036	EUR	548	411
Reg. S, 0.50%, 09/28/2026	EUR	520	510
0.50%, 09/15/2027	EUR	500	477
Reg. S, 0.88%, 07/18/2024	GBP	2,000	2,297
Reg. S, 0.88%, 09/15/2026	GBP	5,000	5,340
Reg. S, 0.88%, 07/04/2039	EUR	40	30
Reg. S, 1.38%, 12/15/2025	GBP	425	472
Reg. S, 1.38%, 07/31/2035	EUR	202	177
2.00%, 05/02/2025		195	185
Reg. S, 2.00%, 11/15/2029	EUR	500	502
2.50%, 11/20/2024		750	722
4.70%, 06/02/2037	CAD	100	76
Reg. S, 4.88%, 03/15/2037	GBP	825	1,050
5.75%, 06/07/2032	GBP	1,300	1,762
6.00%, 12/07/2028	GBP	2,500	3,299
Series EXC, 5.50%, 06/18/2025	GBP	9,900	12,283
Kutxabank SA, (Spain), Reg. S, 1.25%, 09/22/2025	EUR	100	101

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
La Banque Postale SA, (France),
Reg. S, 0.25%, 07/12/2026	EUR	200	190
Reg. S, 0.75%, 06/23/2031	EUR	100	80
Reg. S, 1.38%, 04/24/2029	EUR	200	180
Landesbank Baden-Wuerttemberg, (Germany),
Reg. S, 0.38%, 02/18/2027	EUR	200	183
Reg. S, 0.38%, 05/07/2029	EUR	100	83
Reg. S, 0.88%, 09/15/2025	EUR	100	101
Reg. S, 2.38%, 02/26/2027	EUR	100	104
Series 809, Reg. S, 0.38%, 07/29/2026	EUR	100	94
Series 829, Reg. S, 1.75%, 02/28/2028	EUR	100	100
Landesbank Hessen-Thueringen Girozentrale, (Germany),
Reg. S, 0.38%, 06/04/2029	EUR	100	83
Reg. S, 0.50%, 01/19/2037	EUR	100	74
Reg. S, 0.63%, 01/12/2027	EUR	100	97
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.75%), 4.50%, 09/15/2032 (aa)	EUR	100	102
Landeskreditbank Baden-Wuerttemberg Foerderbank, (Germany),
Reg. S, 0.38%, 02/25/2027	EUR	400	384
Reg. S, 0.63%, 12/15/2025	GBP	2,000	2,168
Landwirtschaftliche Rentenbank, (Germany),
Reg. S, 0.00%, 09/28/2026	EUR	535	512
Reg. S, 0.00%, 07/19/2028	EUR	1,500	1,361
Reg. S, 0.00%, 11/27/2029	EUR	520	453
Reg. S, 0.05%, 12/18/2029	EUR	180	157
Reg. S, 0.10%, 03/08/2027	EUR	200	190
Reg. S, 0.25%, 08/29/2025	EUR	300	299
Reg. S, 0.38%, 02/14/2028	EUR	1,140	1,069
Reg. S, 0.63%, 02/20/2030	EUR	140	127
Reg. S, 0.63%, 10/31/2036	EUR	75	58
Reg. S, 0.88%, 12/15/2026	GBP	2,000	2,119
Liberbank SA, (Spain), Reg. S, 0.25%, 09/25/2029	EUR	100	86
Lloyds Bank plc, (United Kingdom),
Reg. S, 0.13%, 06/18/2026	EUR	100	96
Reg. S, 0.25%, 03/25/2024	EUR	100	103
Reg. S, 6.00%, 02/08/2029	GBP	100	128
Reg. S, 6.50%, 09/17/2040	GBP	300	414
Lloyds Banking Group plc, (United Kingdom),
(UK Gilts 5 Year + 1.60%), 1.99%, 12/15/2031 (aa)	GBP	1,900	1,922
Reg. S, (UK Gilts 5 Year + 2.40%), 2.71%, 12/03/2035 (aa)	GBP	600	538
(CMT Index 1 Year + 2.30%), 4.98%, 08/11/2033 (aa)		800	737
Macquarie Group Ltd., (Australia),
Reg. S, 2.13%, 10/01/2031	GBP	1,500	1,351
Reg. S, 4.08%, 05/31/2029	GBP	2,000	2,160

SEE NOTES TO FINANCIAL STATEMENTS.

90	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Mediobanca Banca di Credito Finanziario SpA, (Italy),
Reg. S, 0.75%, 07/15/2027	EUR	425	389
Reg. S, 1.13%, 07/15/2025	EUR	975	974
Reg. S, 2.38%, 06/30/2027	EUR	100	102
Series 4, Reg. S, 1.38%, 11/10/2025	EUR	100	101
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 0.55%), 0.95%, 07/19/2025 (aa)		400	372
(CMT Index 1 Year + 0.75%), 1.54%, 07/20/2027 (aa)		2,000	1,736
Reg. S, (ICE LIBOR EUR 3 Month + 0.94%), 2.26%, 06/14/2025 (aa)	EUR	2,275	2,370
(CMT Index 1 Year + 0.83%), 2.34%, 01/19/2028 (aa)		640	564
(CMT Index 1 Year + 1.55%), 5.06%, 09/12/2025 (aa)		1,000	993
(CMT Index 1 Year + 1.90%), 5.35%, 09/13/2028 (aa)		3,450	3,421
Mizuho Financial Group, Inc., (Japan),
Reg. S, 0.12%, 09/06/2024	EUR	1,000	1,012
Reg. S, 0.21%, 10/07/2025	EUR	2,000	1,954
Reg. S, (ICE LIBOR EUR 3 Month + 0.72%), 0.47%, 09/06/2029 (aa)	EUR	1,000	859
Reg. S, 2.10%, 04/08/2032	EUR	1,000	894
(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 05/25/2026 (aa)		3,000	2,758
(CMT Index 1 Year + 0.90%), 2.65%, 05/22/2026 (aa)		500	464
(United States SOFR + 1.24%), 2.84%, 07/16/2025 (aa)		400	381
(CMT Index 1 Year + 2.05%), 5.41%, 09/13/2028 (aa)		2,900	2,901
Morgan Stanley,
(ICE LIBOR EUR 3 Month + 0.70%), 0.41%, 10/29/2027 (aa)	EUR	4,350	4,019
(ICE LIBOR EUR 3 Month + 0.75%), 0.64%, 07/26/2024 (aa)	EUR	1,675	1,764
(United States SOFR + 0.62%), 0.73%, 04/05/2024 (aa)		100	99
(United States SOFR + 0.56%), 1.16%, 10/21/2025 (aa)		1,240	1,140
(United States SOFR + 0.86%), 1.51%, 07/20/2027 (aa)		225	195
(United States SOFR + 0.88%), 1.59%, 05/04/2027 (aa)		185	162
1.88%, 04/27/2027	EUR	2,500	2,437
(United States SOFR + 1.02%), 1.93%, 04/28/2032 (aa)		1,350	1,022
(ICE LIBOR EUR 3 Month + 0.90%), 2.10%, 05/08/2026 (aa)	EUR	900	918
2.63%, 03/09/2027	GBP	1,425	1,554
(United States SOFR + 1.14%), 2.70%, 01/22/2031 (aa)		3,900	3,232

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(United States SOFR + 1.43%), 2.80%, 01/25/2052 (aa)		45	28
(ICE LIBOR EUR 3 Month + 1.25%), 2.95%, 05/07/2032 (aa)	EUR	5,200	4,932
(United States SOFR + 1.16%), 3.62%, 04/17/2025 (aa)		235	229
4.30%, 01/27/2045		170	145
4.38%, 01/22/2047		23	20
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/2030 (aa)		75	70
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 04/22/2039 (aa)		10	9
(United States SOFR + 1.67%), 4.68%, 07/17/2026 (aa)		965	949
5.00%, 11/24/2025		140	140
(United States SOFR + 4.84%), 5.60%, 03/24/2051 (aa)		40	40
(SONIA Interest Rate Benchmark + 2.25%), 5.79%, 11/18/2033 (aa)	GBP	4,300	5,204
(United States SOFR + 2.24%), 6.30%, 10/18/2028 (aa)		1,020	1,051
(United States SOFR + 2.56%), 6.34%, 10/18/2033 (aa)		910	956
Muenchener Hypothekenbank eG, (Germany),
Reg. S, 0.01%, 11/02/2040	EUR	50	30
Reg. S, 0.13%, 02/01/2029	EUR	50	45
Reg. S, 1.00%, 04/18/2039	EUR	50	39
Reg. S, 1.50%, 06/25/2024	EUR	100	104
Reg. S, 2.50%, 07/04/2028	EUR	100	103
National Australia Bank Ltd., (Australia),
Reg. S, 0.25%, 05/20/2024	EUR	1,000	1,030
Reg. S, 0.63%, 09/18/2024	EUR	1,000	1,025
Reg. S, 0.75%, 01/30/2026	EUR	100	99
Reg. S, 1.25%, 05/18/2026	EUR	1,000	1,007
Reg. S, (UK Gilts 5 Year + 1.40%), 1.70%, 09/15/2031 (aa)	GBP	1,425	1,409
Reg. S, 2.13%, 05/24/2028	EUR	500	497
Reg. S, 2.35%, 08/30/2029	EUR	100	100
National Bank of Canada, (Canada), Reg. S, 0.75%, 03/13/2025	EUR	100	101
Nationale-Nederlanden Bank NV (The), (Netherlands), Reg. S, 0.01%, 07/08/2030	EUR	100	84
NatWest Group plc, (United Kingdom),
Reg. S, (ICE LIBOR EUR 3 Month + 0.89%), 0.67%, 09/14/2029 (aa)	EUR	200	170
Reg. S, (ICE LIBOR EUR 3 Month + 1.08%), 0.75%, 11/15/2025 (aa)	EUR	1,000	1,001
Reg. S, (EUR Swap Rate 5 Year + 1.27%), 1.04%, 09/14/2032 (aa)	EUR	875	750
Reg. S, (ICE LIBOR EUR 3 Month + 1.08%), 1.75%, 03/02/2026 (aa)	EUR	1,200	1,208
Reg. S, (ICE LIBOR EUR 3 Month + 1.74%), 2.00%, 03/04/2025 (aa)	EUR	100	104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	91

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, (UK Gilts 5 Year + 1.75%), 2.11%, 11/28/2031 (aa)	GBP	600	601
(CMT Index 1 Year + 2.15%), 2.36%, 05/22/2024 (aa)		2,000	1,970
Reg. S, (GBP Swap Rate 1 Year + 1.49%), 2.88%, 09/19/2026 (aa)	GBP	2,000	2,219
Reg. S, (ICE LIBOR EUR 3 Month + 1.91%), 4.07%, 09/06/2028 (aa)	EUR	1,950	2,033
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 05/18/2029 (aa)		1,670	1,583
(CMT Index 1 Year + 2.27%), 5.52%, 09/30/2028 (aa)		700	693
NatWest Markets plc, (United Kingdom),
Reg. S, 0.13%, 11/12/2025	EUR	1,500	1,437
Reg. S, 0.13%, 06/18/2026	EUR	1,000	934
Reg. S, 2.00%, 08/27/2025	EUR	1,000	1,017
NIBC Bank NV, (Netherlands), Reg. S, 0.63%, 06/01/2026	EUR	100	98
NORD/LB Luxembourg SA Covered Bond Bank, (Luxembourg), Reg. S, 0.01%, 06/10/2027	EUR	100	92
Norddeutsche Landesbank-Girozentrale, (Germany),
Reg. S, 0.01%, 09/23/2026	EUR	100	95
Reg. S, 0.25%, 10/28/2026	EUR	20	19
Reg. S, 0.50%, 06/29/2026	EUR	50	49
Nordea Bank Abp, (Finland),
Reg. S, 0.88%, 06/26/2023	EUR	425	451
Reg. S, 1.13%, 02/16/2027	EUR	2,000	1,938
Nordea Hypotek AB, (Sweden),
Series 5534, Reg. S, 1.00%, 09/18/2024	SEK	1,500	138
Series 5535, Reg. S, 1.00%, 09/17/2025	SEK	2,200	197
Series 5536, Reg. S, 0.50%, 09/16/2026	SEK	1,200	102
Series 5537, Reg. S, 1.00%, 06/16/2027	SEK	2,000	171
Nordea Kiinnitysluottopankki OYJ, (Finland),
Reg. S, 0.13%, 06/18/2027	EUR	100	93
Reg. S, 2.50%, 09/14/2032	EUR	100	101
NRW Bank, (Germany),
Reg. S, 0.00%, 07/28/2031	EUR	138	114
Reg. S, 0.10%, 07/09/2035	EUR	100	73
Reg. S, 0.25%, 03/10/2025	EUR	120	120
Reg. S, 0.38%, 12/16/2024	GBP	2,000	2,235
Reg. S, 0.50%, 05/26/2025	EUR	320	321
Reg. S, 0.50%, 06/17/2041	EUR	300	203
Reg. S, 0.75%, 06/30/2028	EUR	260	246
1.20%, 03/28/2039	EUR	100	80
1.25%, 05/13/2049	EUR	87	65
Nykredit Realkredit A/S, (Denmark),
Series 13HH, Reg. S, 1.00%, 07/01/2024	DKK	700	97
Series 13H, Reg. S, 1.00%, 07/01/2026	DKK	800	106
Series 13H, Reg. S, 1.00%, 01/01/2027	DKK	1,200	157
Series 13H, Reg. S, 1.00%, 01/01/2028	DKK	200	26
Series 13H, Reg. S, 2.00%, 01/01/2025	DKK	300	42
Series 13H, Reg. S, 2.00%, 01/01/2026	DKK	1,000	138

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Oesterreichische Kontrollbank AG, (Austria),
Reg. S, 0.00%, 10/08/2026	EUR	150	143
Reg. S, 0.25%, 09/26/2024	EUR	300	305
OP Mortgage Bank, (Finland),
Reg. S, 0.63%, 02/15/2029	EUR	100	92
Reg. S, 1.00%, 11/28/2024	EUR	150	154
Reg. S, 1.00%, 10/05/2027	EUR	100	96
Pfandbriefbank schweizerischer Hypothekarinstitute AG, (Switzerland),
Reg. S, 0.00%, 02/26/2030	CHF	800	748
Series 670, Reg. S, 0.00%, 07/29/2024	CHF	250	263
Series 680, Reg. S, 0.00%, 03/30/2026	CHF	200	204
Series 682, Reg. S, 0.00%, 04/06/2027	CHF	100	100
Series 683, Reg. S, 0.00%, 02/25/2028	CHF	200	196
Series 684, Reg. S, 0.00%, 05/10/2045	CHF	125	83
Series 695, Reg. S, 0.00%, 10/26/2029	CHF	200	189
Series 696, Reg. S, 0.13%, 11/19/2032	CHF	100	89
Series 697, Reg. S, 0.00%, 05/20/2041	CHF	200	144
Series 701, Reg. S, 0.13%, 06/20/2031	CHF	50	46
Pfandbriefzentrale der schweizerischen Kantonalbanken AG, (Switzerland),
Series 483, Reg. S, 0.00%, 01/27/2027	CHF	900	903
Series 485, Reg. S, 0.00%, 10/02/2026	CHF	200	202
Series 524, Reg. S, 0.00%, 06/21/2028	CHF	50	49
Series 526, Reg. S, 0.00%, 07/19/2030	CHF	75	69
Series 528, Reg. S, 0.00%, 03/15/2030	CHF	50	46
Series 530, Reg. S, 0.00%, 03/18/2033	CHF	120	104
Series 531, Reg. S, 0.00%, 02/15/2036	CHF	205	166
Series 536, Reg. S, 0.20%, 06/12/2035	CHF	50	42
Series 538, Reg. S, 0.00%, 07/25/2031	CHF	200	181
PNC Financial Services Group, Inc. (The), (SOFR Compounded Index + 1.09%), 5.67%, 10/28/2025 (aa)		580	586
Prima Banka Slovensko A/S, (Slovakia), Reg. S, 0.01%, 09/14/2027	EUR	100	91
Raiffeisen Bank International AG, (Austria),
Reg. S, 0.25%, 01/22/2025	EUR	2,000	1,946
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 3.15%), 2.88%, 06/18/2032 (aa)	EUR	1,000	870
Reg. S, 4.13%, 09/08/2025	EUR	3,000	3,154
Reg. S, 5.75%, 01/27/2028	EUR	3,000	3,299
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 5.20%), 7.38%, 12/20/2032 (aa)	EUR	800	848
Raiffeisenlandesbank Niederoesterreich-Wien AG, (Austria), Reg. S, 0.63%, 08/28/2026	EUR	200	194
Raiffeisenlandesbank Oberoesterreich AG, (Austria), Reg. S, 1.25%, 04/26/2027	EUR	100	98
Rheinland-Pfalz Bank, (Germany), SUB, 6.88%, 02/23/2028 (e)		200	220
Royal Bank of Canada, (Canada),
Reg. S, 0.01%, 10/05/2028	EUR	100	88
Reg. S, 0.25%, 01/29/2024	EUR	100	104
Reg. S, 0.25%, 05/02/2024	EUR	1,300	1,339

SEE NOTES TO FINANCIAL STATEMENTS.

92	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 0.63%, 09/10/2025	EUR	100	100
1.15%, 06/10/2025		100	92
Reg. S, 2.38%, 09/13/2027	EUR	150	153
3.63%, 05/04/2027		90	86
5.66%, 10/25/2024		530	536
6.00%, 11/01/2027		30	31
Santander Consumer Bank A/S, (Norway),
Reg. S, 0.13%, 02/25/2025	EUR	5,200	5,118
Reg. S, 0.75%, 03/01/2023	EUR	2,000	2,136
Santander Holdings USA, Inc., 3.45%, 06/02/2025		45	43
Santander UK Group Holdings plc, (United Kingdom),
Reg. S, (EUR Swap Rate 1 Year + 0.80%), 0.60%, 09/13/2029 (aa)	EUR	2,050	1,705
(United States SOFR + 0.79%), 1.09%, 03/15/2025 (aa)		600	561
(United States SOFR + 2.75%), 6.83%, 11/21/2026 (aa)		2,200	2,226
Santander UK plc, (United Kingdom), Reg. S, 5.75%, 03/02/2026	GBP	100	125
Skandinaviska Enskilda Banken AB, (Sweden),
Reg. S, 0.05%, 07/01/2024	EUR	1,475	1,504
Reg. S, 0.25%, 05/19/2023	EUR	325	345
Reg. S, (EUR Swap Rate 5 Year + 1.35%), 1.38%, 10/31/2028 (aa)	EUR	425	443
Reg. S, 3.25%, 11/24/2025	EUR	6,825	7,217
Series 579, Reg. S, 1.00%, 12/18/2024	SEK	2,000	183
Series 581, Reg. S, 0.50%, 12/16/2026	SEK	2,000	170
Series 601, Reg. S, 3.00%, 12/06/2027	SEK	2,000	186
Societe Generale SA, (France),
Reg. S, 0.13%, 02/24/2026	EUR	1,000	955
Reg. S, 0.25%, 07/08/2027	EUR	2,900	2,646
Reg. S, 0.75%, 01/25/2027	EUR	1,700	1,575
Reg. S, (ICE LIBOR EUR 3 Month + 1.28%), 0.88%, 09/22/2028 (aa)	EUR	1,500	1,363
(EUR Swap Rate 5 Year + 1.55%), 1.00%, 11/24/2030 (aa)	EUR	1,000	938
Reg. S, 1.13%, 01/23/2025	EUR	200	203
Reg. S, (ICE LIBOR EUR 3 Month + 1.50%), 1.13%, 04/21/2026 (aa)	EUR	3,900	3,884
Reg. S, (EUR Swap Rate 5 Year + 1.60%), 1.13%, 06/30/2031 (aa)	EUR	1,000	915
Reg. S, 1.25%, 12/07/2027	GBP	3,000	2,918
Reg. S, 1.25%, 06/12/2030	EUR	2,000	1,697
Reg. S, (ICE LIBOR EUR 3 Month + 0.60%), 1.50%, 05/30/2025 (aa)	EUR	500	518
(CMT Index 1 Year + 1.05%), 2.23%, 01/21/2026 (e) (aa)		2,850	2,623
Reg. S, 2.63%, 05/30/2029	EUR	1,000	994
(CMT Index 1 Year + 1.30%), 2.80%, 01/19/2028 (e) (aa)		2,595	2,274

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
SpareBank 1 Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 09/22/2027	EUR	5,100	4,677
Reg. S, 0.38%, 06/26/2024	EUR	100	103
Reg. S, 1.00%, 01/30/2029	EUR	100	93
Sparebank 1 Oestlandet, (Norway),
Reg. S, 0.25%, 09/30/2024	EUR	600	603
Reg. S, 1.75%, 04/27/2027	EUR	1,000	974
SpareBank 1 SR-Bank ASA, (Norway), Reg. S, 0.63%, 03/25/2024	EUR	700	721
Sparebanken Soer Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 09/25/2028	EUR	5,000	4,431
Reg. S, 0.50%, 02/06/2026	EUR	100	98
SR-Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 03/10/2031	EUR	100	82
Reg. S, 0.75%, 10/17/2025	EUR	100	100
Stadshypotek AB, (Sweden),
Reg. S, 0.01%, 11/24/2028	EUR	100	88
Series 1588, Reg. S, 1.50%, 03/01/2024	SEK	2,000	188
Series 1589, Reg. S, 1.50%, 12/03/2024	SEK	2,000	185
Series 1590, Reg. S, 1.00%, 09/03/2025	SEK	2,000	179
Series 1591, Reg. S, 0.50%, 06/01/2026	SEK	2,000	173
Series 1592, Reg. S, 1.00%, 03/01/2027	SEK	2,000	172
Series 1594, Reg. S, 2.00%, 09/01/2028	SEK	2,000	175
Standard Chartered plc, (United Kingdom),
(CMT Index 1 Year + 1.00%), 1.46%, 01/14/2027 (e) (aa)		1,200	1,040
(CMT Index 1 Year + 1.18%), 2.61%, 01/12/2028 (e) (aa)		2,600	2,258
Sumitomo Mitsui Financial Group, Inc., (Japan),
0.51%, 01/12/2024		685	652
1.47%, 07/08/2025		250	228
Reg. S, 1.55%, 06/15/2026	EUR	6,000	5,931
1.90%, 09/17/2028		400	330
2.70%, 07/16/2024		200	192
Sumitomo Mitsui Trust Bank Ltd., (Japan), Reg. S, 0.01%, 10/15/2027	EUR	100	90
Svenska Handelsbanken AB, (Sweden),
Reg. S, 0.05%, 09/06/2028	EUR	1,000	872
Reg. S, 0.13%, 11/03/2026	EUR	3,200	3,000
Reg. S, 0.50%, 02/18/2030	EUR	1,875	1,565
Reg. S, 1.00%, 04/15/2025	EUR	2,000	2,031
Reg. S, (EUR Swap Rate 5 Year + 1.80%), 3.25%, 06/01/2033 (aa)	EUR	1,500	1,480
Reg. S, 3.75%, 11/01/2027	EUR	1,200	1,286
Sveriges Sakerstallda Obligationer AB, (Sweden),
Reg. S, 0.01%, 03/14/2030	EUR	100	85
Reg. S, 0.63%, 10/30/2025	EUR	100	99
Series 146, Reg. S, 0.50%, 06/11/2025	SEK	2,000	178
Series 147, Reg. S, 2.00%, 06/17/2026	SEK	2,000	182
Series 148, Reg. S, 0.25%, 06/09/2027	SEK	2,000	165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	93

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Swedbank AB, (Sweden),
Reg. S, (EUR Swap Rate 1 Year + 0.57%), 0.30%, 05/20/2027 (aa)	EUR	1,500	1,403
Reg. S, 0.75%, 05/05/2025	EUR	1,300	1,300
Reg. S, 1.30%, 02/17/2027	EUR	1,000	949
Reg. S, (UK Gilts 1 Year + 1.00%), 1.38%, 12/08/2027 (aa)	GBP	1,500	1,545
Reg. S, (EUR Swap Rate 5 Year + 1.28%), 1.50%, 09/18/2028 (aa)	EUR	1,900	1,978
Reg. S, 2.10%, 05/25/2027	EUR	1,000	997
Reg. S, (EUR Swap Rate 5 Year + 2.15%), 3.63%, 08/23/2032 (aa)	EUR	1,500	1,482
Sydbank A/S, (Denmark), Reg. S, (EUR Swap Rate 1 Year + 1.80%), 4.75%, 09/30/2025 (aa)	EUR	6,500	6,930
Toronto-Dominion Bank (The), (Canada),
Reg. S, 0.25%, 03/26/2024	EUR	100	103
1.25%, 09/10/2026		20	17
Reg. S, 1.71%, 07/28/2025	EUR	100	103
Reg. S, 1.95%, 04/08/2030	EUR	1,300	1,200
Reg. S, 3.25%, 04/27/2026	EUR	100	106
4.29%, 09/13/2024		5	5
4.46%, 06/08/2032		560	534
4.69%, 09/15/2027		535	530
Truist Financial Corp.,
1.20%, 08/05/2025		160	146
3.88%, 03/19/2029		1,400	1,295
UBS AG, (Switzerland), Reg. S, 0.50%, 03/31/2031	EUR	1,000	814
UBS Group AG, (Switzerland),
Reg. S, 0.25%, 02/24/2028	EUR	1,000	872
Reg. S, (EUR Swap Rate 1 Year + 0.77%), 0.25%, 11/05/2028 (aa)	EUR	1,200	1,049
Reg. S, 0.63%, 02/24/2033	EUR	1,000	763
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.80%), 1.00%, 03/21/2025 (aa)	EUR	3,000	3,088
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 04/17/2025 (aa)	EUR	200	206
Reg. S, 1.25%, 09/01/2026	EUR	1,000	965
Reg. S, 1.50%, 11/30/2024	EUR	5,000	5,206
Reg. S, (SONIA Interest Rate Benchmark + 0.96%), 1.88%, 11/03/2029 (aa)	GBP	4,000	3,949
(CMT Index 1 Year + 1.10%), 2.75%, 02/11/2033 (e) (aa)		2,000	1,551
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.15%), 2.75%, 06/15/2027 (aa)	EUR	2,000	2,025
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.35%), 3.13%, 06/15/2030 (aa)	EUR	1,500	1,491
UniCredit Bank AG, (Germany),
Reg. S, 0.01%, 09/15/2028	EUR	50	45
Reg. S, 0.01%, 03/10/2031	EUR	125	103
Reg. S, 0.25%, 01/15/2032	EUR	50	41
Reg. S, 0.85%, 05/22/2034	EUR	50	41

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 0.88%, 01/11/2029	EUR	100	94
Reg. S, 1.88%, 04/09/2024	EUR	100	105
UniCredit Bank Austria AG, (Austria), Reg. S, 0.05%, 09/21/2035	EUR	100	71
UniCredit SpA, (Italy),
Reg. S, 0.33%, 01/19/2026	EUR	1,000	952
Reg. S, 0.38%, 10/31/2026	EUR	100	95
Reg. S, 0.50%, 04/09/2025	EUR	1,000	990
Reg. S, (ICE LIBOR EUR 3 Month + 0.90%), 0.80%, 07/05/2029 (aa)	EUR	1,000	861
Reg. S, 0.85%, 01/19/2031	EUR	1,000	775
Reg. S, (ICE LIBOR EUR 3 Month + 0.85%), 0.93%, 01/18/2028 (aa)	EUR	1,000	917
Reg. S, (ICE LIBOR EUR 3 Month + 1.35%), 1.20%, 01/20/2026 (aa)	EUR	3,275	3,246
Reg. S, (ICE LIBOR EUR 3 Month + 1.55%), 1.25%, 06/25/2025 (aa)	EUR	1,000	1,024
Reg. S, (ICE LIBOR EUR 3 Month + 1.90%), 1.63%, 07/03/2025 (aa)	EUR	500	514
Reg. S, 1.63%, 01/18/2032	EUR	1,000	803
Reg. S, 1.80%, 01/20/2030	EUR	1,000	861
Reg. S, 2.13%, 10/24/2026	EUR	1,000	1,010
Reg. S, (ICE LIBOR EUR 3 Month + 2.55%), 2.20%, 07/22/2027 (aa)	EUR	1,000	969
(CMT Index 1 Year + 2.30%), 2.57%, 09/22/2026 (e) (aa)		3,000	2,659
Reg. S, (ICE LIBOR EUR 3 Month + 2.85%), 5.85%, 11/15/2027 (aa)	EUR	6,500	7,061
United Overseas Bank Ltd., (Singapore), Reg. S, 0.01%, 12/01/2027	EUR	100	91
US Bancorp,
0.85%, 06/07/2024	EUR	1,300	1,344
(CMT Index 5 Year + 2.54%), 3.70%, 01/15/2027 (x) (aa)		2,300	1,880
(United States SOFR + 1.66%), 4.55%, 07/22/2028 (aa)		100	98
(United States SOFR + 1.43%), 5.73%, 10/21/2026 (aa)		280	285
Valiant Bank AG, (Switzerland), Reg. S, 0.00%, 07/31/2029	CHF	50	46
Virgin Money UK plc, (United Kingdom),
Reg. S, (EUR Swap Rate 1 Year + 0.85%), 0.38%, 05/27/2024 (aa)	EUR	225	236
Reg. S, (SONIA Interest Rate Benchmark + 2.57%), 3.13%, 06/22/2025 (aa)	GBP	1,000	1,144
Reg. S, (UK Gilts 1 Year + 2.80%), 4.00%, 09/25/2026 (aa)	GBP	200	224
Reg. S, (UK Gilts 5 Year + 5.25%), 5.13%, 12/11/2030 (aa)	GBP	1,000	1,118
Vseobecna Uverova Banka A/S, (Slovakia), Reg. S, 0.25%, 03/26/2024	EUR	100	103
Wells Fargo & Co.,
Reg. S, 0.63%, 08/14/2030	EUR	1,500	1,213

SEE NOTES TO FINANCIAL STATEMENTS.

94	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 1.00%, 02/02/2027	EUR	1,000	939
Reg. S, 1.38%, 10/26/2026	EUR	1,000	962
Reg. S, (ICE LIBOR EUR 3 Month + 1.85%), 1.74%, 05/04/2030 (aa)	EUR	3,100	2,810
Reg. S, 2.00%, 04/27/2026	EUR	1,000	997
Reg. S, 2.13%, 09/24/2031	GBP	1,000	923
(United States SOFR + 1.09%), 2.41%, 10/30/2025 (aa)		92	87
Reg. S, 2.50%, 05/02/2029		GBP 1,500	1,505
(United States SOFR + 2.53%), 3.07%, 04/30/2041 (aa)		2,440	1,742
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/2027 (aa)		1,590	1,474
Reg. S, (SONIA Interest Rate Benchmark + 1.28%), 3.47%, 04/26/2028 (aa)	GBP	1,000	1,100
Reg. S, 3.50%, 09/12/2029	GBP	1,500	1,596
(United States SOFR + 1.51%), 3.53%, 03/24/2028 (aa)		370	343
3.90%, 05/01/2045		20	15
(United States SOFR + 1.32%), 3.91%, 04/25/2026 (aa)		1,635	1,584
(United States SOFR + 1.56%), 4.54%, 08/15/2026 (aa)		65	64
(United States SOFR + 2.13%), 4.61%, 04/25/2053 (aa)		1,245	1,060
4.63%, 11/02/2035	GBP	1,500	1,661
4.75%, 12/07/2046		95	80
(United States SOFR + 1.98%), 4.81%, 07/25/2028 (aa)		1,360	1,328
Reg. S, 4.88%, 11/29/2035	GBP	1,000	1,098
5.61%, 01/15/2044		24	23
Westpac Banking Corp., (Australia),
Reg. S, 0.01%, 09/22/2028	EUR	100	88
Reg. S, 0.38%, 04/02/2026	EUR	100	97
Reg. S, 0.88%, 04/17/2027	EUR	1,000	949
Reg. S, 1.08%, 04/05/2027	EUR	100	97
3.74%, 08/26/2025		580	565
Westpac Securities NZ Ltd., (New Zealand), Reg. S, 0.43%, 12/14/2026	EUR	2,500	2,326
Wirtschafts- und Infrastrukturbank Hessen, (Germany), 0.88%, 06/14/2028	EUR	100	95
Zuercher Kantonalbank, (Switzerland), Series 150, Reg. S, 0.10%, 03/31/2031	CHF	240	219

			862,373

Diversified Financial Services — 1.0%
Aareal Bank AG, (Germany),
Reg. S, 4.50%, 07/25/2025	EUR	2,300	2,460
Series 236, Reg. S, 0.01%, 02/01/2028	EUR	100	91
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
1.65%, 10/29/2024		380	351
3.85%, 10/29/2041		400	284
4.50%, 09/15/2023		150	149

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
Affordable Housing Finance plc, (United Kingdom), Reg. S, 2.89%, 08/11/2043	GBP	100	93
American Express Co.,
2.25%, 03/04/2025		125	118
3.38%, 05/03/2024		40	39
3.95%, 08/01/2025		370	363
Arkea Home Loans SFH SA, (France), Reg. S, 0.38%, 03/04/2024	EUR	100	103
Artesian Finance II plc, (United Kingdom), 6.00%, 09/30/2033	GBP	50	63
Aspire Defence Finance plc, (United Kingdom), Series B, 4.67%, 03/31/2040	GBP	41	47
AXA Bank Europe SCF, (France),
Reg. S, 0.01%, 01/22/2027	EUR	100	94
Reg. S, 0.50%, 04/18/2025	EUR	100	100
AXA Home Loan SFH SA, (France), Reg. S, 0.13%, 06/25/2035	EUR	100	72
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, (Spain), Series X, 3.75%, 06/30/2025	EUR	100	107
Bank Julius Baer & Co. AG, (Switzerland), Reg. S, 0.00%, 06/25/2024	EUR	3,000	3,026
BPCE SFH SA, (France),
Reg. S, 0.01%, 10/16/2028	EUR	100	89
Reg. S, 0.01%, 05/27/2030	EUR	100	84
Reg. S, 0.01%, 01/29/2036	EUR	100	69
Reg. S, 0.13%, 12/03/2030	EUR	100	83
Reg. S, 0.63%, 09/22/2027	EUR	100	95
Reg. S, 0.75%, 09/02/2025	EUR	100	100
Reg. S, 1.13%, 04/12/2030	EUR	100	92
Reg. S, 1.75%, 05/27/2032	EUR	100	93
Brookfield Finance, Inc., (Canada), 4.00%, 04/01/2024		40	39
Caisse de Refinancement de l’Habitat SA, (France),
Reg. S, 0.01%, 10/08/2029	EUR	100	86
Reg. S, 0.13%, 04/30/2027	EUR	100	94
Reg. S, 2.38%, 03/05/2024	CHF	50	54
Cantor Fitzgerald LP, 4.50%, 04/14/2027 (e)		2,055	1,906
Capital One Financial Corp., 0.80%, 06/12/2024	EUR	825	840
Cboe Global Markets, Inc., 3.65%, 01/12/2027		505	483
Cedulas TDA 6 Fondo de Titulizacion de Activos, (Spain), Series A6, 3.88%, 05/23/2025	EUR	100	108
Charles Schwab Corp. (The), 1.15%, 05/13/2026		525	467
CME Group, Inc., 2.65%, 03/15/2032		203	171
Credit Agricole Home Loan SFH SA, (France),
Reg. S, 0.01%, 04/12/2028	EUR	4,200	3,782
Reg. S, 0.01%, 11/03/2031	EUR	100	80
Reg. S, 0.13%, 12/16/2024	EUR	100	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	95

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Diversified Financial Services — continued
Reg. S, 0.38%, 09/30/2024	EUR	100	102
Reg. S, 0.88%, 08/11/2028	EUR	100	94
Reg. S, 0.88%, 05/06/2034	EUR	100	82
2.13%, 01/07/2030	EUR	100	99
Credit Agricole Public Sector SCF SA, (France), Reg. S, 0.88%, 08/02/2027	EUR	100	96
Credit Mutuel Home Loan SFH SA, (France),
Reg. S, 0.01%, 07/20/2028	EUR	5,000	4,464
Reg. S, 0.75%, 09/15/2027	EUR	100	95
Reg. S, 0.88%, 03/04/2032	EUR	100	86
Reg. S, 1.00%, 01/30/2029	EUR	100	94
Reg. S, 2.38%, 02/08/2028	EUR	100	102
Reg. S, 4.13%, 01/19/2024	EUR	100	108
Discover Financial Services, 6.70%, 11/29/2032		410	418
Harbour Funding plc, (United Kingdom), Reg. S, 5.28%, 03/31/2034	GBP	25	29
HSBC SFH France SA, (France), Reg. S, 0.75%, 03/22/2027	EUR	100	96
Hypo Tirol Bank AG, (Austria), Reg. S, 0.01%, 03/11/2031	EUR	100	82
IG Group Holdings plc, (United Kingdom), Reg. S, 3.13%, 11/18/2028	GBP	4,000	3,656
Intercontinental Exchange, Inc.,
2.10%, 06/15/2030		250	205
3.65%, 05/23/2025		20	19
Jefferies Financial Group, Inc.,
2.63%, 10/15/2031		1,250	955
2.75%, 10/15/2032		1,420	1,072
Jyske Realkredit A/S, (Denmark),
Reg. S, 0.01%, 10/01/2027	EUR	100	92
Reg. S, 1.00%, 10/01/2024	DKK	100	14
Series 32lE, Reg. S, 1.00%, 04/01/2023	DKK	200	29
Series 32IE, Reg. S, 1.00%, 04/01/2025	DKK	400	54
La Banque Postale Home Loan SFH SA, (France),
Reg. S, 0.50%, 01/30/2026	EUR	100	98
Reg. S, 1.00%, 10/04/2028	EUR	100	95
Lansforsakringar Hypotek AB, (Sweden),
Reg. S, 1.38%, 05/31/2027	EUR	100	99
Series 517, Reg. S, 1.50%, 09/18/2024	SEK	600	55
Series 518, Reg. S, 1.25%, 09/17/2025	SEK	1,000	90
Series 519, Reg. S, 1.50%, 09/16/2026	SEK	900	80
Series 520, Reg. S, 1.00%, 09/15/2027	SEK	1,000	85
Series 521, Reg. S, 0.50%, 09/20/2028	SEK	700	56
LeasePlan Corp. NV, (Netherlands), Reg. S, 2.13%, 05/06/2025	EUR	3,000	3,054
London Stock Exchange Group plc, (United Kingdom),
Reg. S, 0.88%, 09/19/2024	EUR	1,000	1,028
Reg. S, 1.63%, 04/06/2030	GBP	2,000	1,937
Reg. S, 1.75%, 12/06/2027	EUR	3,800	3,747
Lseg Netherlands BV, (Netherlands),
Reg. S, 0.00%, 04/06/2025	EUR	1,500	1,487

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
Reg. S, 0.25%, 04/06/2028	EUR	1,000	900
Reg. S, 0.75%, 04/06/2033	EUR	1,000	808
Mastercard, Inc.,
2.10%, 12/01/2027	EUR	2,025	2,034
2.95%, 06/01/2029		710	642
3.30%, 03/26/2027		80	77
3.85%, 03/26/2050		160	135
Nasdaq, Inc.,
0.88%, 02/13/2030	EUR	2,750	2,352
0.90%, 07/30/2033	EUR	1,500	1,139
1.75%, 03/28/2029	EUR	2,300	2,137
Nomura Holdings, Inc., (Japan),
1.85%, 07/16/2025		1,955	1,783
2.61%, 07/14/2031		1,255	972
3.00%, 01/22/2032		1,320	1,041
5.10%, 07/03/2025		2,700	2,672
Nordea Kredit Realkreditaktieselskab, (Denmark),
Reg. S, 1.00%, 10/01/2024 (e)	DKK	500	69
Reg. S, 1.00%, 04/01/2026 (e)	DKK	500	67
1.00%, 10/01/2026	DKK	500	66
Series CC2, Reg. S, 1.00%, 04/01/2025 (e)	DKK	200	27
Series CC2, Reg. S, 1.00%, 04/01/2027 (e)	DKK	500	65
Private Export Funding Corp.,
0.55%, 07/30/2024 (e)		300	280
Series PP, 1.40%, 07/15/2028		775	658
Programa Cedulas TDA Fondo de Titulizacion de Activos, (Spain), Series A6, 4.25%, 04/10/2031	EUR	100	113
Prs Finance plc, (United Kingdom),
Reg. S, 1.75%, 11/24/2026	GBP	189	207
Reg. S, 2.00%, 01/23/2029	GBP	500	525
Realkredit Danmark A/S, (Denmark),
Series 10f, Reg. S, 1.00%, 01/01/2025 (e)	DKK	700	96
Series 10F, Reg. S, 1.00%, 01/01/2026 (e)	DKK	1,300	174
Series 22S, Reg. S, 0.00%, 10/01/2040 (e)	DKK	44	5
Societe Generale SFH SA, (France),
Reg. S, 0.01%, 10/29/2029	EUR	100	86
Reg. S, 0.50%, 06/02/2025	EUR	100	100
Reg. S, 0.50%, 01/28/2026	EUR	100	98
Reg. S, 1.38%, 05/05/2028	EUR	100	97
Reg. S, 1.75%, 05/05/2034	EUR	100	91
Sparebanken Vest Boligkreditt A/S, (Norway), Reg. S, 0.38%, 01/20/2032	EUR	100	82
Swedbank Hypotek AB, (Sweden),
Reg. S, 0.05%, 05/28/2025	EUR	100	99
Series 194, Reg. S, 1.00%, 09/18/2024	SEK	1,600	147
Series 195, Reg. S, 1.00%, 06/18/2025	SEK	2,000	180

SEE NOTES TO FINANCIAL STATEMENTS.

96	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Diversified Financial Services — continued
Series 196, Reg. S, 1.00%, 03/18/2026	SEK	1,000	89
Series 197, Reg. S, 1.00%, 03/17/2027	SEK	700	60
THFC Funding No. 1 plc, (United Kingdom), Reg. S, 5.13%, 12/21/2035	GBP	1,370	1,608
TP ICAP Finance plc, (United Kingdom), Reg. S, 5.25%, 05/29/2026	GBP	2,000	2,228
Visa, Inc.,
1.50%, 06/15/2026	EUR	4,800	4,822
2.00%, 06/15/2029	EUR	4,100	4,018
2.70%, 04/15/2040		130	99
3.65%, 09/15/2047		200	165
Wellcome Trust Finance plc, (United Kingdom), Reg. S, 4.63%, 07/25/2036	GBP	225	273
Western Union Co. (The), 1.35%, 03/15/2026		1,900	1,665

			75,581

Insurance — 1.7%
Aflac, Inc., 4.75%, 01/15/2049		300	268
AIA Group Ltd., (Hong Kong), Reg. S, (EUR Swap Rate 5 Year + 1.10%), 0.88%, 09/09/2033 (aa)	EUR	3,700	3,066
Alleghany Corp.,
3.25%, 08/15/2051		435	309
3.63%, 05/15/2030		150	139
Allianz Finance II BV, (Netherlands), Series 62, Reg. S, 4.50%, 03/13/2043	GBP	1,500	1,710
Allianz SE, (Germany), Reg. S, (ICE EURIBOR Swap Rate 10 Year + 3.20%), 3.38%, 09/18/2024 (x) (aa)	EUR	2,500	2,581
American International Group, Inc., 1.88%, 06/21/2027	EUR	1,000	965
Aon Corp., 2.80%, 05/15/2030		50	43
Aon Corp. / Aon Global Holdings PLC,
2.90%, 08/23/2051		20	13
3.90%, 02/28/2052		60	46
Aon Global Ltd., (United Kingdom), 4.60%, 06/14/2044		10	9
Aquarius & Investments plc for Zurich Insurance Co. Ltd., (Ireland), Reg. S, (ICE LIBOR EUR 3 Month + 3.45%), 4.25%, 10/02/2043 (aa)	EUR	100	107
Argentum Netherlands BV for Zurich Insurance Co. Ltd., (Netherlands), Reg. S, (ICE LIBOR EUR 3 Month + 3.20%), 2.75%, 02/19/2049 (aa)	EUR	500	462
Arthur J Gallagher & Co.,
2.40%, 11/09/2031		300	237
3.05%, 03/09/2052		70	44
ASR Nederland NV, (Netherlands),
Reg. S, (EUR Swap Rate 5 Year + 4.00%), 3.38%, 05/02/2049 (aa)	EUR	1,000	913
Reg. S, (EUR Swap Rate 5 Year + 4.95%), 5.00%, 09/30/2024 (x) (aa)	EUR	1,000	1,060

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Reg. S, (EUR Swap Rate 5 Year + 5.20%), 5.13%, 09/29/2045 (aa)	EUR	1,000	1,062
Assicurazioni Generali SpA, (Italy),
Reg. S, 1.71%, 06/30/2032	EUR	1,000	814
Reg. S, 2.43%, 07/14/2031	EUR	1,000	873
Reg. S, 3.88%, 01/29/2029	EUR	500	508
Reg. S, 4.13%, 05/04/2026	EUR	100	108
Reg. S, (ICE LIBOR EUR 3 Month + 4.50%), 4.60%, 11/21/2025 (x) (aa)	EUR	1,000	1,039
Reg. S, (ICE LIBOR EUR 3 Month + 5.35%), 5.00%, 06/08/2048 (aa)	EUR	1,000	1,062
Reg. S, (ICE LIBOR EUR 3 Month + 5.35%), 5.50%, 10/27/2047 (aa)	EUR	1,000	1,078
Athene Global Funding,
Reg. S, 1.24%, 04/08/2024	EUR	1,300	1,333
2.50%, 01/14/2025 (e)		20	19
Athene Holding Ltd., (Bermuda), 3.95%, 05/25/2051		55	37
Aviva plc, (United Kingdom),
Reg. S, 1.88%, 11/13/2027	EUR	500	487
Reg. S, (ICE LIBOR EUR 3 Month + 3.55%), 3.38%, 12/04/2045 (aa)	EUR	1,000	1,006
Reg. S, (EUR Swap Rate 5 Year + 3.48%), 3.88%, 07/03/2044 (aa)	EUR	1,000	1,045
Reg. S, (UK Gilts 5 Year + 4.70%), 4.00%, 06/03/2055 (aa)	GBP	825	763
Reg. S, (UK Gilts 5 Year + 2.85%), 6.13%, 11/14/2036 (aa)	GBP	430	518
AXA SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 2.40%), 1.38%, 10/07/2041 (aa)	EUR	1,225	970
Reg. S, (ICE LIBOR EUR 3 Month + 3.75%), 3.38%, 07/06/2047 (aa)	EUR	1,900	1,881
Reg. S, (ICE LIBOR EUR 3 Month + 3.60%), 4.25%, 03/10/2043 (aa)	EUR	1,200	1,170
Reg. S, (SONIA Interest Rate Benchmark + 2.87%), 6.69%, 07/06/2026 (x) (aa)	GBP	375	450
Berkshire Hathaway Finance Corp.,
1.50%, 03/18/2030	EUR	2,200	1,994
2.38%, 06/19/2039	GBP	825	706
2.85%, 10/15/2050		15	10
3.85%, 03/15/2052		395	319
4.20%, 08/15/2048		25	22
Berkshire Hathaway, Inc.,
0.00%, 03/12/2025	EUR	1,900	1,885
2.15%, 03/15/2028	EUR	1,000	988
BNP Paribas Cardif SA, (France),
Reg. S, 1.00%, 11/29/2024	EUR	1,000	1,011
Reg. S, (ICE LIBOR EUR 3 Month + 3.93%), 4.03%, 11/25/2025 (x) (aa)	EUR	1,000	1,026
Brown & Brown, Inc.,
4.20%, 03/17/2032		200	174
4.95%, 03/17/2052		238	193

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	97

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Insurance — continued
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, (France), Reg. S, 0.75%, 07/07/2028	EUR	4,900	4,242
Chubb INA Holdings, Inc.,
0.88%, 12/15/2029	EUR	1,000	856
1.40%, 06/15/2031	EUR	1,000	854
1.55%, 03/15/2028	EUR	3,000	2,834
Cloverie PLC for Zurich Insurance Co. Ltd., (Ireland),
Reg. S, 1.50%, 12/15/2028	EUR	1,000	933
Reg. S, 1.75%, 09/16/2024	EUR	500	517
CNA Financial Corp., 2.05%, 08/15/2030		2,500	1,974
CNP Assurances, (France),
Reg. S, 1.25%, 01/27/2029	EUR	1,000	862
Reg. S, (ICE LIBOR EUR 3 Month + 3.65%), 2.50%, 06/30/2051 (aa)	EUR	1,000	868
Corebridge Financial, Inc.,
3.50%, 04/04/2025 (e)		100	96
4.35%, 04/05/2042 (e)		155	128
Credit Agricole Assurances SA, (France),
Reg. S, (EUR Swap Rate 5 Year + 4.50%), 4.25%, 01/13/2025 (x) (aa)	EUR	6,000	6,238
Reg. S, (EUR Swap Rate 5 Year + 4.35%), 4.50%, 10/14/2025 (x) (aa)	EUR	100	104
Enstar Group Ltd., (Bermuda),
3.10%, 09/01/2031		440	323
4.95%, 06/01/2029		10	9
Everest Reinsurance Holdings, Inc.,
3.13%, 10/15/2052		22	14
3.50%, 10/15/2050		745	508
Fairfax Financial Holdings Ltd., (Canada), 3.38%, 03/03/2031		2,000	1,644
5.63%, 08/16/2032 (e)		1,100	1,036
Groupe des Assurances du Credit Mutuel SADIR, (France), Reg. S, (ICE LIBOR EUR 3 Month + 2.65%), 1.85%, 04/21/2042 (aa)	EUR	2,200	1,691
Hannover Rueck SE, (Germany),
Reg. S, (ICE LIBOR EUR 3 Month + 2.38%), 1.13%, 10/09/2039 (aa)	EUR	1,000	820
Reg. S, (ICE LIBOR EUR 3 Month + 3.75%), 5.88%, 08/26/2043 (aa)	EUR	4,600	5,028
Jackson Financial, Inc., 4.00%, 11/23/2051		5	3
Legal & General Finance plc, (United Kingdom), Reg. S, 5.88%, 04/05/2033	GBP	425	542
Legal & General Group plc, (United Kingdom),
Reg. S, (UK Gilts 5 Year + 5.25%), 4.50%, 11/01/2050 (aa)	GBP	825	861
Reg. S, (UK Gilts 5 Year + 4.65%), 5.13%, 11/14/2048 (aa)	GBP	600	674
Liberty Mutual Finance Europe DAC, (Ireland), Reg. S, 1.75%, 03/27/2024	EUR	2,000	2,084

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Liberty Mutual Group, Inc.,
3.95%, 10/15/2050 (e)		830	585
5.50%, 06/15/2052 (e)		495	447
Loews Corp., 3.20%, 05/15/2030		10	9
M&G plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.16%), 5.56%, 07/20/2055 (aa)	GBP	825	854
Markel Corp.,
3.45%, 05/07/2052		1,000	680
3.50%, 11/01/2027		5	5
Marsh & McLennan Cos., Inc.,
1.98%, 03/21/2030	EUR	5,050	4,616
2.90%, 12/15/2051		780	504
4.20%, 03/01/2048		850	705
4.75%, 03/15/2039		179	165
4.90%, 03/15/2049		170	158
MetLife, Inc.,
5.00%, 07/15/2052		275	262
Reg. S, 5.38%, 12/09/2024	GBP	1,000	1,214
Metropolitan Life Global Funding I,
Reg. S, 0.38%, 04/09/2024	EUR	2,125	2,188
Reg. S, 0.50%, 05/25/2029	EUR	500	436
Reg. S, 0.55%, 06/16/2027	EUR	1,475	1,385
Reg. S, 0.63%, 12/08/2027	GBP	1,000	985
Reg. S, 1.63%, 10/12/2028	GBP	1,000	1,018
Reg. S, 1.63%, 09/21/2029	GBP	2,125	2,098
Reg. S, 1.75%, 05/25/2025	EUR	1,000	1,029
Reg. S, 3.50%, 09/30/2026	GBP	2,000	2,301
Reg. S, 4.13%, 09/02/2025	GBP	1,000	1,187
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany),
Reg. S, (ICE LIBOR EUR 3 Month + 2.10%), 1.00%, 05/26/2042 (aa)	EUR	4,800	3,603
Reg. S, (ICE LIBOR EUR 3 Month + 2.55%), 1.25%, 05/26/2041 (aa)	EUR	5,000	3,986
Reg. S, (ICE LIBOR EUR 3 Month + 3.40%), 3.25%, 05/26/2049 (aa)	EUR	2,000	1,913
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, (France), Reg. S, 0.63%, 06/21/2027	EUR	1,900	1,678
NN Group NV, (Netherlands), Reg. S, (ICE LIBOR EUR 3 Month + 4.00%), 4.50%, 01/15/2026 (x) (aa)	EUR	1,350	1,404
Pension Insurance Corp. plc, (United Kingdom), Reg. S, 5.63%, 09/20/2030	GBP	1,121	1,214
Phoenix Group Holdings plc, (United Kingdom),
Reg. S, 5.63%, 04/28/2031	GBP	1,400	1,495
Reg. S, 6.63%, 12/18/2025	GBP	425	512
Principal Financial Group, Inc., 3.10%, 11/15/2026		1,400	1,309
Progressive Corp. (The), 3.70%, 03/15/2052		150	116
4.13%, 04/15/2047		20	17

SEE NOTES TO FINANCIAL STATEMENTS.

98	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Insurance — continued
Prudential plc, (United Kingdom), 5.88%, 05/11/2029	GBP	1,500	1,857
Sampo OYJ, (Finland),
Reg. S, 2.25%, 09/27/2030	EUR	1,000	977
Reg. S, (ICE LIBOR EUR 3 Month + 3.60%), 2.50%, 09/03/2052 (aa)	EUR	1,025	821
Reg. S, (ICE LIBOR EUR 3 Month + 4.05%), 3.38%, 05/23/2049 (aa)	EUR	2,275	2,131
Talanx AG, (Germany), Reg. S, 4.00%, 10/25/2029	EUR	2,500	2,665
UNIQA Insurance Group AG, (Austria),
Reg. S, 1.38%, 07/09/2030	EUR	500	427
Reg. S, (ICE LIBOR EUR 3 Month + 3.35%), 2.38%, 12/09/2041 (aa)	EUR	500	372
Reg. S, (ICE LIBOR EUR 3 Month + 5.82%), 6.00%, 07/27/2046 (aa)	EUR	500	534
Unum Group, 4.00%, 06/15/2029		1,750	1,585
4.13%, 06/15/2051		980	674
5.75%, 08/15/2042		25	22
W R Berkley Corp., 3.55%, 03/30/2052		60	42
4.00%, 05/12/2050		700	533
Willis North America, Inc., 2.95%, 09/15/2029		50	42
3.60%, 05/15/2024		100	97
3.88%, 09/15/2049		250	179
4.65%, 06/15/2027		100	97
Zurich Finance Ireland Designated Activity Co., (Ireland),
Reg. S, 1.63%, 06/17/2039	EUR	500	375
Reg. S, (UK Gilts 5 Year + 4.10%), 5.13%, 11/23/2052 (aa)	GBP	5,625	6,158

			131,932

Investment Companies — 0.1%
Ares Capital Corp., 2.15%, 07/15/2026		385	326
Bain Capital Specialty Finance, Inc., 2.95%, 03/10/2026		150	130
Barings BDC, Inc., 3.30%, 11/23/2026		20	17
Blackstone Private Credit Fund, 3.25%, 03/15/2027		45	38
Blackstone Secured Lending Fund, 2.85%, 09/30/2028		23	18
FS KKR Capital Corp., 2.63%, 01/15/2027		382	319
Golub Capital BDC, Inc., 2.50%, 08/24/2026		5	4
Investor AB, (Sweden),
Reg. S, 0.38%, 10/29/2035	EUR	425	298
Reg. S, 1.50%, 09/12/2030	EUR	700	643
Reg. S, 2.75%, 06/10/2032	EUR	1,000	985
Main Street Capital Corp., 3.00%, 07/14/2026		165	142
MDGH GMTN RSC Ltd., (United Arab Emirates), Reg. S, 1.00%, 03/10/2034	EUR	600	478

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Investment Companies — continued
Prospect Capital Corp., 3.36%, 11/15/2026		95	79
3.44%, 10/15/2028		80	61
Wendel SE, (France),
Reg. S, 1.00%, 06/01/2031	EUR	4,400	3,484
Reg. S, 1.38%, 04/26/2026	EUR	1,000	976
Reg. S, 1.38%, 01/18/2034	EUR	1,000	738
Reg. S, 2.50%, 02/09/2027	EUR	1,000	999

			9,735

Private Equity — 0.0% (g)
3i Group plc, (United Kingdom), Reg. S, 5.75%, 12/03/2032	GBP	350	419
Intermediate Capital Group plc, (United Kingdom),
Reg. S, 1.63%, 02/17/2027	EUR	1,000	876
Reg. S, 2.50%, 01/28/2030	EUR	1,500	1,139

			2,434

Real Estate — 0.9%
Affinity Sutton Capital Markets plc, (United Kingdom), Reg. S, 5.98%, 09/17/2038	GBP	1,000	1,250
Akelius Residential Property Financing BV, (Netherlands),
Reg. S, 0.75%, 02/22/2030	EUR	2,000	1,535
Reg. S, 1.00%, 01/17/2028	EUR	1,000	861
Balder Finland OYJ, (Finland),
Reg. S, 1.00%, 01/18/2027	EUR	1,000	796
Reg. S, 1.00%, 01/20/2029	EUR	1,000	710
Blackstone Property Partners Europe Holdings Sarl, (Luxembourg),
Reg. S, 0.50%, 09/12/2023	EUR	2,200	2,268
Reg. S, 1.63%, 04/20/2030	EUR	1,000	731
Reg. S, 1.75%, 03/12/2029	EUR	2,500	1,951
Reg. S, 2.00%, 02/15/2024	EUR	500	508
Reg. S, 2.63%, 10/20/2028	GBP	1,075	971
Broadgate Financing plc, (United Kingdom), Series A4, Reg. S, 4.82%, 07/05/2033	GBP	50	58
CBRE Services, Inc., 2.50%, 04/01/2031		475	375
4.88%, 03/01/2026		20	20
Citycon Treasury BV, (Netherlands), Reg. S, 2.50%, 10/01/2024	EUR	3,875	3,877
Clarion Funding plc, (United Kingdom),
Reg. S, 1.25%, 11/13/2032	GBP	1,000	833
Reg. S, 1.88%, 09/07/2051	GBP	500	291
Reg. S, 2.63%, 01/18/2029	GBP	200	209
CPI Property Group SA, (Luxembourg),
Reg. S, 1.50%, 01/27/2031	EUR	2,000	1,233
Reg. S, 1.75%, 01/14/2030	EUR	1,000	649
Reg. S, 2.75%, 05/12/2026	EUR	1,000	838
Reg. S, 2.75%, 01/22/2028	GBP	3,500	2,810
CTP NV, (Netherlands),
Reg. S, 0.50%, 06/21/2025	EUR	2,865	2,566

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	99

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Real Estate — continued
Reg. S, 0.63%, 11/27/2023	EUR	750	761
Reg. S, 0.63%, 09/27/2026	EUR	3,500	2,872
Reg. S, 0.88%, 01/20/2026	EUR	1,000	868
Reg. S, 1.25%, 06/21/2029	EUR	600	423
Deutsche Wohnen SE, (Germany),
Reg. S, 0.50%, 04/07/2031	EUR	500	367
Reg. S, 1.00%, 04/30/2025	EUR	2,000	1,981
Reg. S, 1.30%, 04/07/2041	EUR	500	273
Reg. S, 1.50%, 04/30/2030	EUR	2,000	1,666
Fastighets AB Balder, (Sweden),
Reg. S, 1.13%, 01/29/2027	EUR	1,000	792
Reg. S, 1.88%, 01/23/2026	EUR	2,000	1,713
Heimstaden Bostad AB, (Sweden), Reg. S, 1.13%, 01/21/2026	EUR	1,200	1,072
Hexagon Housing Association Ltd., (United Kingdom), Reg. S, 3.63%, 04/22/2048	GBP	1,000	872
HOWOGE Wohnungs-baugesellschaft mbH, (Germany), Reg. S, 1.13%, 11/01/2033	EUR	100	77
Kennedy Wilson Europe Real Estate Ltd., (Jersey), Reg. S, 3.25%, 11/12/2025	EUR	1,500	1,258
Kojamo OYJ, (Finland),
Reg. S, 0.88%, 05/28/2029	EUR	1,000	790
Reg. S, 2.00%, 03/31/2026	EUR	1,000	951
Logicor 2019-1 UK plc, (United Kingdom), Reg. S, 1.88%, 11/17/2026	GBP	825	867
Logicor Financing Sarl, (Luxembourg),
Reg. S, 0.75%, 07/15/2024	EUR	1,500	1,473
Reg. S, 1.50%, 07/13/2026	EUR	1,200	1,084
Reg. S, 2.25%, 05/13/2025	EUR	2,000	1,953
London & Quadrant Housing Trust, (United Kingdom),
Reg. S, 2.00%, 03/31/2032	GBP	1,000	911
Reg. S, 2.00%, 10/20/2038	GBP	425	318
Reg. S, 2.63%, 02/28/2028	GBP	1,225	1,303
Reg. S, 2.75%, 07/20/2057	GBP	425	297
Reg. S, 3.13%, 02/28/2053	GBP	500	386
Meadowhall Finance plc, (United Kingdom), Series A1, Reg. S, 4.99%, 01/12/2032	GBP	28	32
NE Property BV, (Netherlands),
Reg. S, 1.75%, 11/23/2024	EUR	500	499
Reg. S, 1.88%, 10/09/2026	EUR	1,000	897
Reg. S, 2.00%, 01/20/2030	EUR	500	368
Reg. S, 3.38%, 07/14/2027	EUR	500	461
Notting Hill Genesis, (United Kingdom),
Reg. S, 2.00%, 06/03/2036	GBP	2,800	2,247
Reg. S, 3.25%, 10/12/2048	GBP	1,000	821
Reg. S, 4.38%, 02/20/2054	GBP	500	502
Reg. S, 5.25%, 07/07/2042	GBP	1,000	1,151
Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada), 2.50%, 10/15/2031 (e)		580	443
4.13%, 02/01/2029 (e) (jj)		2,100	1,901
Optivo Finance plc, (United Kingdom),
Reg. S, 3.28%, 03/22/2048	GBP	2,000	1,671

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Real Estate — continued
Reg. S, 5.25%, 03/13/2043	GBP	1,000	1,150
Orbit Capital plc, (United Kingdom), Reg. S, 3.38%, 06/14/2048	GBP	1,325	1,125
P3 Group Sarl, (Luxembourg), Reg. S, 0.88%, 01/26/2026	EUR	490	436
Sagax AB, (Sweden), Reg. S, 2.25%, 03/13/2025	EUR	1,000	986
Sagax Euro Mtn NL BV, (Netherlands), Reg. S, 1.63%, 02/24/2026	EUR	1,000	938
Samhallsbyggnadsbolaget i Norden AB, (Sweden), Reg. S, 1.00%, 08/12/2027	EUR	475	351
Sinochem Offshore Capital Co. Ltd., (British Virgin Islands), Reg. S, 0.75%, 11/25/2025	EUR	1,000	937
Telereal Securitisation plc, (United Kingdom), Series B4, 6.16%, 12/10/2031	GBP	43	52
Tesco Property Finance 1 plc, (United Kingdom), Reg. S, 7.62%, 07/13/2039	GBP	80	104
Trafford Centre Finance Ltd. (The), (Cayman Islands), Series A2, Reg. S, 6.50%, 07/28/2033	GBP	34	41
Vonovia Finance BV, (Netherlands),
Reg. S, 0.63%, 07/09/2026	EUR	300	277
Reg. S, 0.88%, 07/03/2023	EUR	100	106
Reg. S, 1.00%, 01/28/2041	EUR	1,100	578
Series DIP, Reg. S, 1.50%, 03/31/2025	EUR	2,000	2,050
Vonovia SE, (Germany), Reg. S, 0.75%, 09/01/2032	EUR	1,700	1,206

			71,998

REITS — 1.0%
Aedifica SA, (Belgium), Reg. S, 0.75%, 09/09/2031	EUR	1,200	837
Altarea SCA, (France), Reg. S, 1.75%, 01/16/2030	EUR	400	317
American Tower Corp., 0.88%, 05/21/2029	EUR	1,000	853
1.30%, 09/15/2025		400	362
1.38%, 04/04/2025	EUR	2,050	2,067
1.95%, 05/22/2026	EUR	1,000	990
2.70%, 04/15/2031		50	41
2.95%, 01/15/2051		157	98
3.65%, 03/15/2027		270	252
Brixmor Operating Partnership LP, 4.05%, 07/01/2030		1,175	1,031
4.13%, 06/15/2026		2,300	2,182
4.13%, 05/15/2029		875	784
Camden Property Trust, 3.15%, 07/01/2029		100	89
3.35%, 11/01/2049		10	7
Carmila SA, (France),
Reg. S, 1.63%, 05/30/2027	EUR	1,000	875
Reg. S, 2.38%, 09/16/2024	EUR	1,000	1,029

SEE NOTES TO FINANCIAL STATEMENTS.

100	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
REITS — continued
Crown Castle, Inc.,
1.05%, 07/15/2026		720	623
1.35%, 07/15/2025		200	182
2.90%, 04/01/2041		235	161
EPR Properties, 3.60%, 11/15/2031		155	113
Equinix, Inc.,
0.25%, 03/15/2027	EUR	1,000	924
1.00%, 03/15/2033	EUR	1,900	1,477
2.63%, 11/18/2024		85	81
2.90%, 11/18/2026		200	183
ERP Operating LP, 2.85%, 11/01/2026		150	139
Globalworth Real Estate Investments Ltd., (Guernsey),
Reg. S, 2.95%, 07/29/2026	EUR	500	421
Reg. S, 3.00%, 03/29/2025	EUR	1,000	935
GLP Capital LP / GLP Financing II, Inc.,
3.25%, 01/15/2032		1,025	820
3.35%, 09/01/2024		20	19
5.30%, 01/15/2029		235	222
5.38%, 11/01/2023		30	30
5.38%, 04/15/2026		1,500	1,472
5.75%, 06/01/2028		360	353
Goodman Australia Finance Pty Ltd., (Australia), Reg. S, 1.38%, 09/27/2025	EUR	2,758	2,710
Hammerson Ireland Finance DAC, (Ireland), Reg. S, 1.75%, 06/03/2027	EUR	3,000	2,488
Hammerson plc, (United Kingdom),
Reg. S, 6.00%, 02/23/2026	GBP	900	997
Reg. S, 7.25%, 04/21/2028	GBP	1,400	1,548
Healthpeak Properties, Inc., 3.00%, 01/15/2030		1,400	1,207
Host Hotels & Resorts LP, Series J, 2.90%, 12/15/2031		575	441
Kimco Realty Corp., 2.70%, 10/01/2030		1,900	1,553
Klepierre SA, (France),
Reg. S, 0.88%, 02/17/2031	EUR	1,000	782
Reg. S, 1.63%, 12/13/2032	EUR	1,000	783
Reg. S, 2.00%, 05/12/2029	EUR	1,000	895
Life Storage LP, 3.50%, 07/01/2026		45	42
3.88%, 12/15/2027		50	46
Mercialys SA, (France),
Reg. S, 1.80%, 02/27/2026	EUR	1,000	912
Reg. S, 2.50%, 02/28/2029	EUR	2,000	1,628
Merlin Properties Socimi SA, (Spain),
Reg. S, 1.38%, 06/01/2030	EUR	1,000	825
Reg. S, 2.38%, 07/13/2027	EUR	1,000	958
MPT Operating Partnership LP / MPT Finance Corp., 0.99%, 10/15/2026	EUR	1,650	1,339
National Health Investors, Inc., 3.00%, 02/01/2031		400	289
Omega Healthcare Investors, Inc., 3.25%, 04/15/2033		265	192
4.50%, 04/01/2027		16	15

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

REITS — continued
Prologis Euro Finance LLC, 0.25%, 09/10/2027	EUR	2,725	2,441
Prologis LP, 2.25%, 06/30/2029	GBP	1,600	1,618
Public Storage, 0.50%, 09/09/2030	EUR	1,500	1,207
0.88%, 02/15/2026		50	44
1.50%, 11/09/2026		200	178
1.85%, 05/01/2028		300	258
1.95%, 11/09/2028		400	342
2.25%, 11/09/2031		650	523
2.30%, 05/01/2031		65	53
3.09%, 09/15/2027		110	102
3.39%, 05/01/2029		145	132
Rayonier LP, 2.75%, 05/17/2031		262	211
Realty Income Corp., 1.63%, 12/15/2030	GBP	200	180
1.75%, 07/13/2033	GBP	1,100	914
3.00%, 01/15/2027		2,000	1,852
3.10%, 12/15/2029		800	699
3.88%, 04/15/2025		100	98
5.63%, 10/13/2032		440	448
Sabra Health Care LP, 3.20%, 12/01/2031		295	220
Scentre Group Trust 1 / Scentre Group Trust 2, (Australia),
Reg. S, 1.45%, 03/28/2029	EUR	2,000	1,711
Reg. S, 1.75%, 04/11/2028	EUR	2,000	1,805
Scentre Group Trust 1, (Australia),
Reg. S, 2.25%, 07/16/2024	EUR	2,000	2,078
Reg. S, 3.88%, 07/16/2026	GBP	554	626
SELP Finance Sarl, (Luxembourg), Reg. S, 3.75%, 08/10/2027	EUR	825	820
Simon International Finance SCA, (Luxembourg), Reg. S, 1.25%, 05/13/2025	EUR	2,325	2,506
Simon Property Group LP, 1.38%, 01/15/2027		70	61
3.50%, 09/01/2025		50	48
Unibail-Rodamco-Westfield SE, (France), Reg. S, 1.38%, 12/04/2031	EUR	1,500	1,203
Ventas Realty LP, 4.13%, 01/15/2026		2,300	2,233
VICI Properties LP,
4.75%, 02/15/2028		635	602
4.95%, 02/15/2030		1,645	1,566
5.63%, 05/15/2052		225	199
Welltower, Inc., 2.75%, 01/15/2031		50	40
3.10%, 01/15/2030		2,400	2,031
4.50%, 01/15/2024		3,500	3,457
4.50%, 12/01/2034	GBP	300	297
4.80%, 11/20/2028	GBP	1,650	1,844
Weyerhaeuser Co., 4.00%, 11/15/2029		35	32
4.00%, 04/15/2030		1,500	1,370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	101

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
REITS — continued
WP Carey, Inc., 2.25%, 04/01/2033		1,000	744
WPC Eurobond BV, (Netherlands), 0.95%, 06/01/2030	EUR	1,800	1,392
1.35%, 04/15/2028	EUR	825	733
2.13%, 04/15/2027	EUR	1,800	1,721

			80,258

Savings & Loans — 0.2%
Coventry Building Society, (United Kingdom),
Reg. S, 0.01%, 07/07/2028	EUR	100	89
Reg. S, 2.63%, 12/07/2026	EUR	5,000	5,171
Nationwide Building Society, (United Kingdom),
Reg. S, 0.25%, 07/22/2025	EUR	2,000	1,970
Reg. S, 0.63%, 03/25/2027	EUR	100	96
Reg. S, 5.63%, 01/28/2026	GBP	100	124
Yorkshire Building Society, (United Kingdom),
Reg. S, 0.01%, 10/13/2027	EUR	100	91
Reg. S, 0.01%, 11/16/2028	EUR	5,000	4,370

			11,911

Total Financial			1,246,222

Government — 7.6%
Multi-National — 3.3%
African Development Bank, (Supranational), 0.25%, 11/21/2024	EUR	925	936
0.50%, 03/22/2027	EUR	1,000	961
0.88%, 05/24/2028	EUR	400	381
2.25%, 09/14/2029	EUR	2,000	2,027
Asian Development Bank, (Supranational),
Reg. S, 0.03%, 01/31/2030	EUR	3,550	3,070
0.35%, 07/16/2025	EUR	800	798
0.75%, 12/07/2027	GBP	5,000	5,093
1.13%, 06/10/2025	GBP	3,000	3,367
1.63%, 01/24/2023		280	279
1.63%, 03/15/2024		100	96
2.00%, 01/22/2025		300	285
2.50%, 12/19/2024	GBP	2,000	2,333
2.63%, 01/30/2024		258	252
4.13%, 09/27/2024		2,525	2,502
6.22%, 08/15/2027		100	107
Asian Infrastructure Investment Bank (The), (Supranational), 0.50%, 10/30/2024		495	459
Corp. Andina de Fomento, (Supranational),
Reg. S, 0.25%, 02/04/2026	EUR	2,000	1,900
Reg. S, 1.13%, 02/13/2025	EUR	10,000	10,085
Council Of Europe Development Bank, (Supranational),
Reg. S, 0.00%, 04/09/2027	EUR	2,000	1,880
Reg. S, 0.00%, 01/20/2031	EUR	5,000	4,192
Reg. S, 0.25%, 01/19/2032	EUR	3,000	2,496
Reg. S, 0.38%, 03/27/2025	EUR	175	176
Reg. S, 0.63%, 01/30/2029	EUR	1,500	1,390
Reg. S, 0.75%, 06/09/2025	EUR	50	51

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Multi-National — continued
Erste Abwicklungsanstalt, (Germany), Reg. S, 0.01%, 11/03/2023	EUR	1,000	1,044
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial, (Supranational),
Reg. S, 0.25%, 04/25/2023	EUR	825	877
4.55%, 03/30/2027	CAD	300	226
5.50%, 06/07/2032	GBP	300	392
European Bank for Reconstruction & Development, (Supranational), 0.00%, 01/10/2024	EUR	3,900	4,043
0.25%, 07/10/2023		95	93
0.50%, 05/19/2025		135	123
European Investment Bank, (Supranational), 0.00%, 03/15/2024	EUR	300	310
Reg. S, 0.00%, 03/25/2025	EUR	15,200	15,234
Reg. S, 0.00%, 03/13/2026	EUR	700	683
Reg. S, 0.00%, 06/17/2027	EUR	1,500	1,408
Reg. S, 0.00%, 09/28/2028	EUR	1,000	903
Zero Coupon, 05/28/2037 (e)	CAD	150	59
Reg. S, 0.01%, 11/15/2035	EUR	4,200	2,987
Reg. S, 0.05%, 05/24/2024	EUR	2,000	2,056
0.05%, 01/16/2030	EUR	7,900	6,882
Reg. S, 0.05%, 10/13/2034	EUR	34,000	25,244
Reg. S, 0.10%, 10/15/2026	EUR	5,000	4,812
Reg. S, 0.13%, 12/14/2026	GBP	1,875	1,927
Reg. S, 0.13%, 06/20/2029	EUR	6,000	5,347
Reg. S, 0.25%, 06/15/2040	EUR	3,950	2,562
0.38%, 07/16/2025	EUR	25,000	25,094
0.38%, 03/26/2026		1,300	1,149
Reg. S, 0.38%, 04/14/2026	EUR	3,000	2,955
0.50%, 01/15/2027	EUR	2,000	1,941
Reg. S, 0.50%, 11/13/2037	EUR	2,000	1,460
0.63%, 07/25/2025		100	91
Reg. S, 0.75%, 11/15/2024	GBP	3,000	3,402
Reg. S, 0.88%, 12/15/2023	GBP	1,375	1,617
Reg. S, 0.88%, 05/15/2026	GBP	2,000	2,164
0.88%, 09/13/2047	EUR	200	134
Reg. S, 1.00%, 04/14/2032	EUR	3,275	2,918
Reg. S, 1.38%, 03/07/2025	GBP	100	114
Reg. S, 1.50%, 06/15/2032	EUR	11,000	10,243
1.50%, 10/16/2048	EUR	2,845	2,191
1.63%, 03/14/2025		200	189
2.50%, 03/15/2023		180	179
2.75%, 08/15/2025		600	577
Reg. S, 2.75%, 09/15/2025	EUR	10,000	10,643
2.75%, 09/13/2030	EUR	230	241
3.13%, 12/14/2023		250	246
3.25%, 01/29/2024		165	162
Reg. S, 3.63%, 03/14/2042	EUR	2,025	2,285
Reg. S, 3.88%, 06/08/2037	GBP	1,000	1,146
4.13%, 04/15/2024	EUR	25,000	27,144
Reg. S, 4.50%, 03/07/2044	GBP	3,100	3,779

SEE NOTES TO FINANCIAL STATEMENTS.

102	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Multi-National — continued
5.00%, 04/15/2039	GBP	3,500	4,523
Reg. S, 6.27%, 08/28/2024	IDR	10,000,000	640
Series 1981, 2.63%, 03/15/2035	EUR	40	40
Series DIP, Reg. S, 4.63%, 10/12/2054	GBP	3,055	3,873
FMS Wertmanagement, (Germany),
Reg. S, 0.38%, 04/29/2030	EUR	100	88
Reg. S, 1.13%, 03/20/2023	GBP	600	722
Inter-American Development Bank, (Supranational), 0.50%, 09/23/2024		750	699
0.88%, 04/20/2026		400	358
1.25%, 12/15/2023	GBP	1,650	1,947
1.25%, 12/15/2025	GBP	2,000	2,215
1.50%, 01/13/2027		1,000	901
2.13%, 01/15/2025		290	277
2.38%, 08/03/2029	GBP	1,000	1,076
2.50%, 01/18/2023		230	230
2.63%, 01/16/2024		230	225
3.00%, 02/21/2024		100	98
7.88%, 03/14/2023	IDR	10,000,000	645
International Development Association, (Supranational),
Reg. S, 0.00%, 10/19/2026	EUR	1,000	950
Reg. S, 0.35%, 04/22/2036	EUR	3,500	2,603
Reg. S, 0.38%, 09/22/2027	GBP	2,000	2,017
Reg. S, 0.70%, 01/17/2042	EUR	1,000	700
Reg. S, 1.75%, 05/05/2037	EUR	500	448
Reg. S, 2.50%, 01/15/2038	EUR	4,000	3,933
International Finance Corp., (Supranational), 0.25%, 12/15/2025	GBP	1,000	1,076
Reg. S, 1.38%, 03/07/2025	GBP	1,000	1,134
2.88%, 07/31/2023		80	79
3.63%, 09/15/2025		2,120	2,082
North American Development Bank, (Supranational), Reg. S, 0.20%, 11/28/2028	CHF	200	194

			258,165

Municipal — 0.0% (g)
Transport for London, (United Kingdom), Reg. S, 4.00%, 09/12/2033	GBP	300	322

Regional (State/Province) — 0.0% (g)
KAF Kaerntner Ausgleichszahlungs-Fonds, (Austria), Reg. S, Zero Coupon, 01/14/2032	EUR	860	677
UK Municipal Bonds Agency Finance Co. Designated Activity Co., (Ireland), Reg. S, 1.63%, 08/26/2060	GBP	100	55

			732

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Sovereign — 4.3%
European Financial Stability Facility, (Luxembourg),
Reg. S, 0.00%, 10/13/2027	EUR	4,325	4,017
Reg. S, 0.00%, 01/20/2031	EUR	9,600	8,058
Reg. S, 0.05%, 10/17/2029	EUR	7,000	6,135
Reg. S, 0.05%, 01/18/2052	EUR	1,000	448
Reg. S, 0.13%, 10/17/2023	EUR	3,500	3,672
Reg. S, 0.40%, 02/17/2025	EUR	1,000	1,014
Reg. S, 0.50%, 01/20/2023	EUR	2,425	2,594
Reg. S, 0.50%, 07/11/2025	EUR	8,000	8,057
Reg. S, 0.63%, 10/16/2026	EUR	100	98
Reg. S, 0.70%, 01/20/2050	EUR	2,500	1,501
Reg. S, 0.88%, 04/10/2035	EUR	15,900	12,952
Reg. S, 1.20%, 02/17/2045	EUR	2,325	1,734
Reg. S, 1.38%, 05/31/2047	EUR	10,000	7,602
Reg. S, 1.45%, 09/05/2040	EUR	370	303
Reg. S, 1.50%, 12/15/2025	EUR	13,000	13,359
Reg. S, 1.70%, 02/13/2043	EUR	1,900	1,595
Reg. S, 1.75%, 07/17/2053	EUR	2,050	1,611
Reg. S, 2.00%, 02/28/2056	EUR	2,000	1,681
Reg. S, 2.13%, 02/19/2024	EUR	5,000	5,305
Reg. S, 2.38%, 04/11/2028	EUR	15,000	15,524
Reg. S, 2.38%, 06/21/2032	EUR	5,000	5,026
Reg. S, 2.75%, 12/03/2029	EUR	1,020	1,073
Reg. S, 3.38%, 04/03/2037	EUR	3,000	3,253
European Stability Mechanism, (Supranational),
Reg. S, 0.00%, 02/10/2023	EUR	100	107
Reg. S, 0.00%, 12/15/2026	EUR	500	477
Reg. S, 0.01%, 03/04/2030	EUR	1,900	1,639
Reg. S, 0.01%, 10/15/2031	EUR	3,900	3,196
Reg. S, 0.10%, 07/31/2023	EUR	2,000	2,111
Reg. S, 0.50%, 03/02/2026	EUR	5,600	5,551
Reg. S, 0.50%, 03/05/2029	EUR	6,000	5,510
Reg. S, 0.75%, 09/05/2028	EUR	2,750	2,598
Reg. S, 0.88%, 07/18/2042	EUR	1,020	716
Reg. S, 1.00%, 09/23/2025	EUR	15,000	15,251
Reg. S, 1.00%, 06/23/2027	EUR	5,000	4,905
Reg. S, 1.75%, 10/20/2045	EUR	1,050	871
Reg. S, 1.80%, 11/02/2046	EUR	10,420	8,712
Reg. S, 1.85%, 12/01/2055	EUR	180	144
Reg. S, 2.13%, 11/20/2023	EUR	700	744
European Union, (Supranational),
Reg. S, 0.00%, 07/06/2026	EUR	10,350	9,992
Reg. S, 0.00%, 10/04/2028	EUR	1,800	1,624
Reg. S, 0.00%, 04/22/2031	EUR	5,800	4,836
Reg. S, 0.00%, 07/04/2031	EUR	10,000	8,280
Reg. S, 0.25%, 04/22/2036	EUR	2,900	2,121
Reg. S, 0.40%, 02/04/2037	EUR	10,000	7,256
Reg. S, 0.45%, 07/04/2041	EUR	4,800	3,116
Reg. S, 0.50%, 04/04/2025	EUR	3,575	3,629
Reg. S, 0.63%, 11/04/2023	EUR	925	973
Reg. S, 0.70%, 07/06/2051	EUR	5,900	3,434
Reg. S, 0.75%, 04/04/2031	EUR	3,925	3,503

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	103

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Sovereign — continued
Series SURE, Reg. S, 0.75%, 01/04/2047	EUR	5,000	3,199
Reg. S, 0.80%, 07/04/2025	EUR	20,700	21,031
Reg. S, 1.00%, 07/06/2032	EUR	5,800	5,129
Reg. S, 1.13%, 04/04/2036	EUR	1,265	1,058
Reg. S, 1.50%, 10/04/2035	EUR	5,000	4,429
Reg. S, 1.63%, 12/04/2029	EUR	20,000	19,511
Reg. S, 2.00%, 10/04/2027	EUR	10,000	10,219
Reg. S, 2.50%, 10/04/2052	EUR	4,000	3,728
Reg. S, 2.63%, 02/04/2048	EUR	1,000	967
Reg. S, 3.38%, 04/04/2038	EUR	4,000	4,366
Reg. S, 3.75%, 04/04/2042	EUR	5,015	5,747
Series MFA, Reg. S, 3.00%, 03/04/2053	EUR	6,000	6,155
Series SURE, Reg. S, 0.00%, 11/04/2025	EUR	5,198	5,133
Series SURE, Reg. S, 0.00%, 06/02/2028	EUR	5,500	5,014
Series SURE, Reg. S, 0.00%, 10/04/2030	EUR	10,000	8,488
Series SURE, Reg. S, 0.00%, 07/04/2035	EUR	16,150	11,642
Series SURE, Reg. S, 0.10%, 10/04/2040	EUR	7,675	4,730
Series SURE, Reg. S, 0.20%, 06/04/2036	EUR	9,600	6,908
Series SURE, Reg. S, 0.30%, 11/04/2050	EUR	1,220	622
Series SURE, Reg. S, 0.45%, 05/02/2046	EUR	5,000	2,970
Series SURE, Reg. S, 1.13%, 06/04/2037	EUR	5,000	4,047
HM Treasury UK Sovereign Sukuk plc, (United Kingdom), Reg. S, 0.33%, 07/22/2026	GBP	900	959
LCR Finance plc, (United Kingdom),
Reg. S, 4.50%, 12/07/2028	GBP	300	367
Reg. S, 4.50%, 12/07/2038	GBP	110	133
5.10%, 03/07/2051	GBP	50	67

			344,527

Total Government			603,746

Industrial — 2.5%
Aerospace/Defense — 0.3%
Airbus SE, (Netherlands),
Reg. S, 1.63%, 06/09/2030	EUR	500	467
Reg. S, 2.00%, 04/07/2028	EUR	1,100	1,095
Reg. S, 2.38%, 04/07/2032	EUR	1,000	961
BAE Systems plc, (United Kingdom), 1.90%, 02/15/2031 (e)		1,350	1,050
Boeing Co. (The),
3.45%, 11/01/2028		100	90
4.88%, 05/01/2025		800	793
5.71%, 05/01/2040		2,300	2,193
5.81%, 05/01/2050		50	46
General Dynamics Corp., 2.25%, 06/01/2031		300	252
3.75%, 05/15/2028		85	81
Lockheed Martin Corp.,
4.09%, 09/15/2052		35	30
4.15%, 06/15/2053		400	342
4.30%, 06/15/2062		455	386
4.70%, 05/15/2046		360	335
4.95%, 10/15/2025		400	403
5.10%, 11/15/2027		400	409

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Aerospace/Defense — continued
5.70%, 11/15/2054		400	424
5.90%, 11/15/2063		185	200
Raytheon Technologies Corp., 2.15%, 05/18/2030	EUR	1,500	1,387
2.82%, 09/01/2051		200	131
3.20%, 03/15/2024		30	29
3.95%, 08/16/2025		140	137
7.20%, 08/15/2027		20	22
Safran SA, (France),
Reg. S, 0.13%, 03/16/2026	EUR	1,000	968
Reg. S, 0.75%, 03/17/2031	EUR	500	421
Thales SA, (France),
Reg. S, 0.00%, 03/26/2026	EUR	3,800	3,611
Reg. S, 0.25%, 01/29/2027	EUR	1,000	930
Reg. S, 0.75%, 01/23/2025	EUR	1,000	1,007
Reg. S, 1.00%, 05/15/2028	EUR	3,300	3,059

			21,259

Building Materials — 0.4%
Aliaxis Finance SA, (Belgium), Reg. S, 0.88%, 11/08/2028	EUR	1,500	1,199
Buzzi Unicem SpA, (Italy), Reg. S, 2.13%, 04/28/2023	EUR	1,225	1,305
Carrier Global Corp.,
2.24%, 02/15/2025		20	19
2.49%, 02/15/2027		10	9
3.38%, 04/05/2040		100	76
CRH Finance DAC, (Ireland), Reg. S, 1.38%, 10/18/2028	EUR	1,000	940
CRH Finance UK plc, (United Kingdom), Reg. S, 4.13%, 12/02/2029	GBP	1,500	1,645
CRH SMW Finance DAC, (Ireland), Reg. S, 1.25%, 11/05/2026	EUR	1,000	978
Eagle Materials, Inc., 2.50%, 07/01/2031		154	121
Holcim Finance Luxembourg SA, (Luxembourg),
Reg. S, 0.50%, 11/29/2026	EUR	500	470
Reg. S, 0.50%, 09/03/2030	EUR	500	403
Reg. S, 0.50%, 04/23/2031	EUR	1,000	795
Reg. S, 0.63%, 01/19/2033	EUR	500	376
Reg. S, 1.50%, 04/06/2025	EUR	5,000	5,076
Reg. S, 2.25%, 05/26/2028	EUR	2,000	1,950
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 3.07%), 3.00%, 04/05/2024 (x) (aa)	EUR	500	514
Holcim Sterling Finance Netherlands BV, (Netherlands), Reg. S, 3.00%, 05/12/2032	GBP	1,500	1,423
Imerys SA, (France),
Reg. S, 1.00%, 07/15/2031	EUR	2,000	1,475
Reg. S, 1.50%, 01/15/2027	EUR	3,000	2,892
Reg. S, 1.88%, 03/31/2028	EUR	2,000	1,889
Reg. S, 2.00%, 12/10/2024	EUR	1,000	1,039

SEE NOTES TO FINANCIAL STATEMENTS.

104	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Building Materials — continued
Johnson Controls International plc / Tyco Fire & Security Finance SCA, (Ireland),
0.38%, 09/15/2027	EUR	1,000	914
1.00%, 09/15/2032	EUR	1,000	824
3.00%, 09/15/2028	EUR	1,000	1,013
Lennox International, Inc., 1.35%, 08/01/2025		12	11
Martin Marietta Materials, Inc., 4.25%, 07/02/2024		4,540	4,481
Owens Corning, 3.95%, 08/15/2029		1,000	912
Vulcan Materials Co.,
3.50%, 06/01/2030		60	53
4.70%, 03/01/2048		440	376

			33,178

Electrical Components & Equipments — 0.1%
Emerson Electric Co.,
1.25%, 10/15/2025	EUR	1,000	1,002
1.95%, 10/15/2030		200	162
2.00%, 12/21/2028		25	21
2.00%, 10/15/2029	EUR	1,500	1,435
2.80%, 12/21/2051		169	110
Legrand SA, (France),
Reg. S, 0.63%, 06/24/2028	EUR	1,000	905
Reg. S, 1.00%, 03/06/2026	EUR	1,000	979
Reg. S, 1.88%, 07/06/2032	EUR	1,000	903
Signify NV, (Netherlands),
Reg. S, 2.00%, 05/11/2024	EUR	550	574
Reg. S, 2.38%, 05/11/2027	EUR	175	176

			6,267

Electronics — 0.2%
Agilent Technologies, Inc.,
2.30%, 03/12/2031		425	344
2.75%, 09/15/2029		60	52
3.05%, 09/22/2026		275	256
Allegion US Holding Co., Inc., 3.20%, 10/01/2024		20	19
Amphenol Technologies Holding GmbH, (Germany), Reg. S, 0.75%, 05/04/2026	EUR	2,525	2,496
Arrow Electronics, Inc., 3.88%, 01/12/2028		20	18
Avnet, Inc., 5.50%, 06/01/2032		530	491
Flex Ltd., (Singapore),
3.75%, 02/01/2026		220	208
4.88%, 06/15/2029		100	94
4.88%, 05/12/2030		175	165
Honeywell International, Inc.,
0.75%, 03/10/2032	EUR	2,500	2,062
2.25%, 02/22/2028	EUR	1,500	1,506
2.50%, 11/01/2026		400	369
4.13%, 11/02/2034	EUR	8,700	9,193
Jabil, Inc., 1.70%, 04/15/2026		150	133

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electronics — continued
Keysight Technologies, Inc.,
3.00%, 10/30/2029		245	213
4.55%, 10/30/2024		200	197
4.60%, 04/06/2027		55	54
Tyco Electronics Group SA, (Luxembourg),
0.00%, 02/14/2025	EUR	1,000	993
0.00%, 02/16/2029	EUR	1,000	836

			19,699

Engineering & Construction — 0.4%
ABB Finance BV, (Netherlands),
Reg. S, 0.00%, 01/19/2030	EUR	2,000	1,642
Reg. S, 0.75%, 05/16/2024	EUR	1,500	1,551
Aeroports de Paris, (France),
Reg. S, 1.00%, 01/05/2029	EUR	300	272
Reg. S, 1.50%, 07/02/2032	EUR	100	84
Reg. S, 2.75%, 06/05/2028	EUR	100	102
Reg. S, 2.75%, 04/02/2030	EUR	2,500	2,456
Cellnex Finance Co. SA, (Spain),
Reg. S, 2.00%, 02/15/2033	EUR	1,200	942
Reg. S, 2.25%, 04/12/2026	EUR	2,000	1,971
CRCC Hean Ltd., (Hong Kong), Reg. S, 0.88%, 05/20/2026	EUR	300	289
DAA Finance plc, (Ireland), Reg. S, 1.60%, 11/05/2032	EUR	100	81
Ferrovial Emisiones SA, (Spain),
Reg. S, 0.54%, 11/12/2028	EUR	1,000	841
Reg. S, 1.38%, 03/31/2025	EUR	1,000	1,006
Reg. S, 1.38%, 05/14/2026	EUR	1,000	977
Heathrow Funding Ltd., (Jersey),
Reg. S, 4.63%, 10/31/2046	GBP	325	322
Reg. S, 6.45%, 12/10/2031	GBP	225	279
Reg. S, 6.75%, 12/03/2026	GBP	150	185
Reg. S, 7.13%, 02/14/2024	GBP	825	998
HOCHTIEF AG, (Germany),
Reg. S, 0.50%, 09/03/2027	EUR	2,000	1,743
Reg. S, 1.75%, 07/03/2025	EUR	1,500	1,519
Royal Schiphol Group NV, (Netherlands), Reg. S, 0.38%, 09/08/2027	EUR	300	273
Sydney Airport Finance Co. Pty Ltd., (Australia),
Reg. S, 1.75%, 04/26/2028	EUR	1,000	933
Reg. S, 2.75%, 04/23/2024	EUR	500	526
Technip Energies NV, (Netherlands), Reg. S, 1.13%, 05/28/2028	EUR	5,100	4,418
Vantage Towers AG, (Germany),
Reg. S, 0.38%, 03/31/2027	EUR	1,200	1,190
Reg. S, 0.75%, 03/31/2030	EUR	500	491
Vinci SA, (France), Reg. S, 3.38%, 10/17/2032	EUR	2,000	2,072
Worley US Finance Sub Ltd., Reg. S, 0.88%, 06/09/2026	EUR	3,075	2,861

			30,024

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	105

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Environmental Control — 0.0% (g)
Republic Services, Inc., 2.38%, 03/15/2033		150	120
Waste Connections, Inc., (Canada),
2.60%, 02/01/2030		200	171
3.20%, 06/01/2032		50	43
4.25%, 12/01/2028		250	240

			574

Hand/Machine Tools — 0.0% (g)
Snap-on, Inc., 3.10%, 05/01/2050		30	21

Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp.,
0.80%, 11/13/2025		150	135
4.90%, 01/17/2025		560	561
Caterpillar, Inc., 4.75%, 05/15/2064		100	96
Metso Outotec OYJ, (Finland),
Reg. S, 0.88%, 05/26/2028	EUR	1,000	874
Reg. S, 4.88%, 12/07/2027	EUR	3,050	3,274
Sandvik AB, (Sweden),
Reg. S, 2.13%, 06/07/2027	EUR	1,000	995
Reg. S, 3.75%, 09/27/2029	EUR	1,000	1,040

			6,975

Machinery-Diversified — 0.2%
AGCO International Holdings BV, (Netherlands), Reg. S, 0.80%, 10/06/2028	EUR	4,700	4,110
Atlas Copco AB, (Sweden), Reg. S, 0.63%, 08/30/2026	EUR	1,325	1,285
Atlas Copco Finance DAC, (Ireland),
Reg. S, 0.13%, 09/03/2029	EUR	500	427
Reg. S, 0.75%, 02/08/2032	EUR	500	411
CNH Industrial Capital LLC, 3.95%, 05/23/2025		1,065	1,034
CNH Industrial Finance Europe SA, (Luxembourg), Reg. S, 0.00%, 04/01/2024		EUR 1,000	1,024
Dover Corp.,
0.75%, 11/04/2027		EUR 1,000	918
1.25%, 11/09/2026		EUR 1,000	969
Highland Holdings Sarl, (Luxembourg),
0.32%, 12/15/2026		EUR 1,500	1,405
0.93%, 12/15/2031		EUR 2,050	1,728
IDEX Corp.,
2.63%, 06/15/2031		1,185	988
3.00%, 05/01/2030		332	285
John Deere Capital Corp., 3.40%, 06/06/2025		115	112
John Deere Cash Management SARL, (Luxembourg), Reg. S, 1.65%, 06/13/2039	EUR	825	659
Otis Worldwide Corp.,
2.06%, 04/05/2025		20	19
2.29%, 04/05/2027		200	179
3.36%, 02/15/2050		10	7

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Machinery-Diversified — continued
Westinghouse Air Brake Technologies Corp.,
3.20%, 06/15/2025		350	330
4.40%, 03/15/2024		1,800	1,771

			17,661

Miscellaneous Manufacturers — 0.4%
Carlisle Cos., Inc.,
2.20%, 03/01/2032		680	519
2.75%, 03/01/2030		85	71
Eaton Capital Unlimited Co., (Ireland),
Reg. S, 0.13%, 03/08/2026		EUR 1,000	957
Reg. S, 0.58%, 03/08/2030		EUR 1,500	1,297
Reg. S, 0.70%, 05/14/2025		EUR 2,525	2,563
Reg. S, 0.75%, 09/20/2024		EUR 1,000	1,021
Eaton Corp., 4.15%, 11/02/2042		100	86
GE Capital UK Funding Unlimited Co., (Ireland), Reg. S, 5.88%, 01/18/2033	GBP	950	1,163
General Electric Co.,
1.50%, 05/17/2029		EUR 1,000	938
1.88%, 05/28/2027		EUR 1,000	988
Reg. S, 4.13%, 09/19/2035		EUR 1,000	1,054
Reg. S, 5.25%, 12/07/2028	GBP	500	587
Reg. S, 5.38%, 12/18/2040	GBP	4	4
Illinois Tool Works, Inc.,
0.25%, 12/05/2024	EUR	2,700	2,726
0.63%, 12/05/2027	EUR	1,000	938
1.00%, 06/05/2031	EUR	500	438
2.13%, 05/22/2030	EUR	1,500	1,449
3.00%, 05/19/2034	EUR	500	492
Parker-Hannifin Corp., 1.13%, 03/01/2025		EUR 1,650	1,677
Pentair Finance Sarl, (Luxembourg), 4.50%, 07/01/2029		2,000	1,856
Siemens Financieringsmaatschappij NV, (Netherlands),
Reg. S, 0.30%, 02/28/2024	EUR	20	21
Reg. S, 3.00%, 09/08/2033	EUR	2,000	2,027
Smiths Group plc, (United Kingdom), Reg. S, 2.00%, 02/23/2027	EUR	4,602	4,602
Teledyne Technologies, Inc.,
1.60%, 04/01/2026		80	72
2.75%, 04/01/2031		540	443
Textron, Inc., 2.45%, 03/15/2031		1,900	1,527
Trane Technologies Luxembourg Finance SA, (Luxembourg), 4.50%, 03/21/2049		15	12
Wabtec Transportation Netherlands BV, (Netherlands), 1.25%, 12/03/2027		EUR 1,500	1,360

			30,888

Packaging & Containers — 0.1%
Amcor UK Finance plc, (United Kingdom), 1.13%, 06/23/2027	EUR	1,500	1,412
Ball Corp., 0.88%, 03/15/2024	EUR	2,000	2,061
Brambles Finance plc, (United Kingdom), Reg. S, 1.50%, 10/04/2027	EUR	1,000	961

SEE NOTES TO FINANCIAL STATEMENTS.

106	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Packaging & Containers — continued
DS Smith plc, (United Kingdom),
Reg. S, 0.88%, 09/12/2026	EUR	4,300	4,083
Series EMT7, Reg. S, 1.38%, 07/26/2024	EUR	500	517
Packaging Corp. of America, 3.05%, 10/01/2051		105	67
Sealed Air Corp., 5.50%, 09/15/2025 (e)		1,460	1,439

			10,540

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc., 4.20%, 05/01/2030		575	523

Transportation — 0.3%
AP Moller—Maersk A/S, (Denmark), Reg. S, 4.00%, 04/04/2025	GBP	800	932
Aurizon Network Pty Ltd., (Australia),
Reg. S, 2.00%, 09/18/2024	EUR	1,000	1,033
Reg. S, 3.13%, 06/01/2026	EUR	1,000	1,029
Brambles Finance Ltd., (Australia), Reg. S, 2.38%, 06/12/2024	EUR	825	867
Burlington Northern Santa Fe LLC,
2.88%, 06/15/2052		380	255
3.30%, 09/15/2051		20	15
4.15%, 04/01/2045		50	43
4.45%, 01/15/2053		75	67
4.55%, 09/01/2044		170	155
4.95%, 09/15/2041		700	671
5.40%, 06/01/2041		70	71
Canadian National Railway Co., (Canada), 4.40%, 08/05/2052		430	383
Canadian Pacific Railway Co., (Canada), 3.10%, 12/02/2051		210	142
Deutsche Bahn Finance GMBH, (Germany),
Reg. S, 0.10%, 01/28/2036	CHF	150	122
Reg. S, 0.50%, 04/09/2027	EUR	140	133
Reg. S, 1.00%, 12/17/2027	EUR	300	287
Reg. S, 1.13%, 05/29/2051	EUR	112	67
Reg. S, 1.38%, 03/28/2031	EUR	2,000	1,794
Reg. S, 1.38%, 04/16/2040	EUR	50	38
Reg. S, 1.50%, 08/26/2024	CHF	500	539
Reg. S, 1.63%, 08/16/2033	EUR	189	165
Reg. S, 1.88%, 05/24/2030	EUR	300	289
1.99%, 07/08/2030	AUD	200	105
Reg. S, 3.50%, 09/27/2024	AUD	300	200
Reg. S, 3.75%, 10/29/2025		AUD 1,000	670
Series CB, Reg. S, (EUR Swap Rate 5 Year + 1.89%), 1.60%, 07/18/2029 (x) (aa)	EUR	1,700	1,428
East Japan Railway Co., (Japan), Reg. S, 4.50%, 01/25/2036	GBP	2,000	2,244
Ferrovie dello Stato Italiane SpA, (Italy),
Reg. S, 1.50%, 06/27/2025	EUR	510	512
Reg. S, 3.75%, 04/14/2027	EUR	2,175	2,242
Kansas City Southern, 4.20%, 11/15/2069		10	7

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Transportation — continued
La Poste SA, (France),
Reg. S, 0.00%, 07/18/2029	EUR	200	166
Reg. S, 0.38%, 09/17/2027	EUR	100	92
Reg. S, 0.63%, 10/21/2026	EUR	1,300	1,239
Reg. S, 0.63%, 01/18/2036	EUR	600	416
Reg. S, 1.38%, 04/21/2032	EUR	1,000	855
Network Rail Infrastructure Finance plc, (United Kingdom), Reg. S, 4.38%, 12/09/2030	GBP	190	233
Norfolk Southern Corp., 4.10%, 05/15/2121		15	11
OeBB-Infrastruktur AG, (Austria),
2.25%, 05/28/2029	EUR	325	330
3.00%, 10/24/2033	EUR	100	106
Reg. S, 3.38%, 05/18/2032	EUR	4	4
Reg. S, 3.88%, 06/30/2025	EUR	80	87
Union Pacific Corp.,
2.97%, 09/16/2062		150	97
3.60%, 09/15/2037		50	43
3.75%, 02/05/2070		5	4
3.80%, 04/06/2071		10	7
United Parcel Service, Inc., 1.50%, 11/15/2032	EUR	1,125	978

			21,173

Trucking & Leasing — 0.0% (g)
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.40%, 07/01/2027 (e)		730	694

Total Industrial			199,476

Technology — 0.8%
Computers — 0.3%
Amdocs Ltd., (Guernsey), 2.54%, 06/15/2030		1,135	924
Apple, Inc.,
1.20%, 02/08/2028		295	250
1.38%, 05/24/2029	EUR	100	96
1.40%, 08/05/2028		30	26
1.63%, 11/10/2026	EUR	1,125	1,143
1.65%, 05/11/2030		250	205
2.38%, 02/08/2041		85	60
2.55%, 08/20/2060		15	9
2.65%, 05/11/2050		25	17
2.65%, 02/08/2051		30	20
2.80%, 02/08/2061		20	13
2.85%, 08/05/2061		40	26
3.05%, 07/31/2029	GBP	425	480
3.25%, 02/23/2026		50	48
3.25%, 08/08/2029		1,020	946
3.35%, 02/09/2027		15	14
3.75%, 09/12/2047		1,000	835
3.95%, 08/08/2052		285	242
4.10%, 08/08/2062		425	356

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	107

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Computers — continued
Capgemini SE, (France), Reg. S, 0.63%, 06/23/2025	EUR	100	100
CGI, Inc., (Canada),
1.45%, 09/14/2026		60	53
2.30%, 09/14/2031		540	411
Dell Bank International DAC, (Ireland),
Reg. S, 0.50%, 10/27/2026	EUR	1,000	926
Reg. S, 4.50%, 10/18/2027	EUR	1,000	1,068
Fortinet, Inc., 2.20%, 03/15/2031		1,060	819
Genpact Luxembourg Sarl, (Luxembourg), 3.38%, 12/01/2024		1,400	1,340
Hewlett Packard Enterprise Co., 6.35%, 10/15/2045		90	90
International Business Machines Corp.,
1.25%, 02/09/2034	EUR	1,000	814
2.20%, 02/09/2027		200	180
2.72%, 02/09/2032		100	84
3.30%, 05/15/2026		1,060	1,009
4.00%, 07/27/2025		300	295
4.25%, 05/15/2049		390	326
4.90%, 07/27/2052		830	758
Kyndryl Holdings, Inc.,
2.05%, 10/15/2026		20	16
4.10%, 10/15/2041		50	30
NetApp, Inc., 1.88%, 06/22/2025		1,700	1,563
Teledyne FLIR LLC, 2.50%, 08/01/2030		1,910	1,545
Teleperformance, (France),
Reg. S, 0.25%, 11/26/2027	EUR	500	437
Reg. S, 1.88%, 07/02/2025	EUR	200	201
Reg. S, 3.75%, 06/24/2029	EUR	1,000	1,010

			18,785

Office/Business & Equipments — 0.0% (g)
CDW LLC / CDW Finance Corp.,
2.67%, 12/01/2026		985	874
3.28%, 12/01/2028		342	293
3.57%, 12/01/2031		62	51
4.13%, 05/01/2025		1,915	1,860

			3,078

Semiconductors — 0.3%
Analog Devices, Inc.,
1.70%, 10/01/2028		200	170
2.95%, 10/01/2051		250	171
3.45%, 06/15/2027 (e)		270	254
Applied Materials, Inc., 3.30%, 04/01/2027		55	52
ASML Holding NV, (Netherlands),
Reg. S, 0.25%, 02/25/2030	EUR	1,000	858
Reg. S, 0.63%, 05/07/2029	EUR	1,200	1,082
Reg. S, 1.38%, 07/07/2026	EUR	2,000	2,012
Reg. S, 1.63%, 05/28/2027	EUR	2,750	2,743
Broadcom Corp. / Broadcom Cayman Finance Ltd., (Multinational), 3.88%, 01/15/2027		90	85

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Semiconductors — continued
Broadcom, Inc.,
3.14%, 11/15/2035 (e)		3,335	2,463
3.15%, 11/15/2025		217	206
3.19%, 11/15/2036 (e)		950	685
3.42%, 04/15/2033 (e)		93	75
3.46%, 09/15/2026		1,320	1,245
3.47%, 04/15/2034 (e)		100	80
3.50%, 02/15/2041 (e)		635	456
3.75%, 02/15/2051 (e)		65	46
4.00%, 04/15/2029 (e)		475	432
4.11%, 09/15/2028		20	19
4.15%, 04/15/2032 (e)		400	352
4.93%, 05/15/2037 (e)		200	175
Infineon Technologies AG, (Germany),
Reg. S, 0.63%, 02/17/2025	EUR	2,000	2,011
Reg. S, 1.13%, 06/24/2026	EUR	1,400	1,373
Reg. S, 1.63%, 06/24/2029	EUR	1,000	928
Reg. S, 2.00%, 06/24/2032	EUR	2,000	1,782
Microchip Technology, Inc., 4.25%, 09/01/2025		3,680	3,575
NVIDIA Corp., 3.70%, 04/01/2060		10	8
NXP BV / NXP Funding LLC / NXP USA, Inc., (Multinational),
3.40%, 05/01/2030		1,000	866
4.40%, 06/01/2027		590	566
NXP BV / NXP Funding LLC, (Multinational), 4.88%, 03/01/2024		95	94
Texas Instruments, Inc.,
1.75%, 05/04/2030		59	49
2.70%, 09/15/2051		260	180
4.15%, 05/15/2048		17	15
Xilinx, Inc., 2.38%, 06/01/2030		295	249

			25,357

Software — 0.2%
Activision Blizzard, Inc., 2.50%, 09/15/2050		70	43
Adobe, Inc., 2.30%, 02/01/2030		288	246
Electronic Arts, Inc., 2.95%, 02/15/2051		275	179
Fidelity National Information Services, Inc., 3.10%, 03/01/2041		180	125
3.36%, 05/21/2031	GBP	100	104
Fiserv, Inc., 3.50%, 07/01/2029		170	153
Intuit, Inc., 1.65%, 07/15/2030		18	14
Microsoft Corp.,
2.53%, 06/01/2050		1,160	772
2.63%, 05/02/2033	EUR	1,000	1,000
2.68%, 06/01/2060		535	343
3.04%, 03/17/2062		30	21
3.13%, 12/06/2028	EUR	1,000	1,098
Oracle Corp.,
1.65%, 03/25/2026		155	139
2.30%, 03/25/2028		900	781
2.95%, 04/01/2030		300	257

SEE NOTES TO FINANCIAL STATEMENTS.

108	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Software — continued
3.60%, 04/01/2050		715	485
3.65%, 03/25/2041		450	334
3.85%, 04/01/2060		60	40
3.95%, 03/25/2051		20	14
4.10%, 03/25/2061		410	287
6.90%, 11/09/2052		745	804
Sage Group plc (The), (United Kingdom),
Reg. S, 1.63%, 02/25/2031	GBP	2,000	1,801
Reg. S, 2.88%, 02/08/2034	GBP	3,500	3,247
SAP SE, (Germany),
Reg. S, 0.38%, 05/18/2029	EUR	5,000	4,469
Reg. S, 1.00%, 04/01/2025	EUR	50	52
ServiceNow, Inc., 1.40%, 09/01/2030		15	12
VMware, Inc., 4.50%, 05/15/2025		235	231
Workday, Inc., 3.50%, 04/01/2027		450	421

			17,472

Total Technology			64,692

Utilities — 3.3%
Electric — 2.5%
A2A SpA, (Italy),
Reg. S, 1.00%, 07/16/2029		EUR 100	86
Reg. S, 1.00%, 11/02/2033		EUR 100	71
ACEA SpA, (Italy),
Reg. S, 0.50%, 04/06/2029		EUR 100	83
Reg. S, 2.63%, 07/15/2024		EUR 100	105
AEP Texas, Inc.,
3.45%, 05/15/2051		10	7
4.70%, 05/15/2032		885	851
5.25%, 05/15/2052		10	10
Series I, 2.10%, 07/01/2030		2,600	2,115
AES Corp. (The), 2.45%, 01/15/2031		125	100
Alabama Power Co.,
3.00%, 03/15/2052		30	20
3.75%, 09/01/2027		310	298
Alliander NV, (Netherlands), 2.88%, 06/14/2024		EUR 100	106
Ameren Corp.,
2.50%, 09/15/2024		30	29
3.50%, 01/15/2031		10	9
Ameren Illinois Co.,
1.55%, 11/15/2030		30	24
3.25%, 03/15/2050		1,200	866
5.90%, 12/01/2052		20	22
American Electric Power Co., Inc.,
2.03%, 03/15/2024		90	87
2.30%, 03/01/2030		25	20
3.25%, 03/01/2050		20	13
5.95%, 11/01/2032		120	126
Amprion GmbH, (Germany),
Reg. S, 0.63%, 09/23/2033	EUR	1,500	1,125
Reg. S, 3.97%, 09/22/2032	EUR	800	844

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Appalachian Power Co.,
Series BB, 4.50%, 08/01/2032		150	140
Series Y, 4.50%, 03/01/2049		20	17
Series Z, 3.70%, 05/01/2050		45	33
Arizona Public Service Co.,
2.20%, 12/15/2031		100	76
2.60%, 08/15/2029		84	70
3.35%, 05/15/2050		60	40
4.25%, 03/01/2049		10	8
Atlantic City Electric Co., 4.00%, 10/15/2028		50	48
Baltimore Gas and Electric Co.,
2.90%, 06/15/2050		50	33
4.55%, 06/01/2052		655	584
Berkshire Hathaway Energy Co.,
1.65%, 05/15/2031		400	310
2.85%, 05/15/2051		420	276
4.25%, 10/15/2050		15	13
4.60%, 05/01/2053 (e)		25	22
5.15%, 11/15/2043		60	57
Black Hills Corp.,
2.50%, 06/15/2030		100	81
3.05%, 10/15/2029		20	17
3.88%, 10/15/2049		10	7
Cadent Finance plc, (United Kingdom), Reg. S, 2.63%, 09/22/2038		GBP 1,725	1,408
CenterPoint Energy Houston Electric LLC,
Series AD, 2.90%, 07/01/2050		45	30
Series AF, 3.35%, 04/01/2051		10	7
Series AH, 3.60%, 03/01/2052		10	8
Series AJ, 4.85%, 10/01/2052		100	96
CenterPoint Energy, Inc.,
2.95%, 03/01/2030		45	39
4.25%, 11/01/2028		3	3
CEZ A/S, (Czech Republic), Reg. S, 2.38%, 04/06/2027	EUR	1,425	1,378
Coentreprise de Transport d’Electricite SA, (France),
Reg. S, 0.88%, 09/29/2024	EUR	100	102
Reg. S, 2.13%, 07/29/2032	EUR	100	90
Commonwealth Edison Co.,
3.00%, 03/01/2050		55	38
3.70%, 08/15/2028		10	9
4.00%, 03/01/2048		25	21
4.00%, 03/01/2049		10	8
4.35%, 11/15/2045		980	843
Series 132, 3.15%, 03/15/2032		200	175
Connecticut Light and Power Co. (The), Series A, 2.05%, 07/01/2031		905	729
Consolidated Edison Co. of New York, Inc.,
3.20%, 12/01/2051		100	70
3.60%, 06/15/2061		210	151
3.85%, 06/15/2046		10	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	109

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
6.15%, 11/15/2052		60	64
Series 09-C, 5.50%, 12/01/2039		10	10
Series 20A, 3.35%, 04/01/2030		70	63
Series 20B, 3.95%, 04/01/2050		55	44
Series A, 4.13%, 05/15/2049		20	16
Series C, 3.00%, 12/01/2060		20	12
Series E, 4.65%, 12/01/2048		10	9
Constellation Energy Generation LLC, 5.60%, 06/15/2042		70	68
Consumers Energy Co.,
2.50%, 05/01/2060		10	6
3.10%, 08/15/2050		30	21
3.25%, 08/15/2046		1,100	797
3.75%, 02/15/2050		25	20
4.20%, 09/01/2052		200	171
Dominion Energy South Carolina, Inc., 4.60%, 06/15/2043		1,400	1,254
Dominion Energy, Inc.,
3.90%, 10/01/2025		220	214
4.25%, 06/01/2028		20	19
Series A, 4.35%, 08/15/2032		200	186
Series A, 4.60%, 03/15/2049		10	8
Series B, 4.85%, 08/15/2052		245	213
Series C, 3.38%, 04/01/2030		20	18
DTE Electric Co.,
2.95%, 03/01/2050		25	17
3.70%, 03/15/2045		1,100	879
3.95%, 03/01/2049		10	8
Series B, 3.25%, 04/01/2051		130	94
DTE Energy Co.,
2.85%, 10/01/2026 Series C, 3		250	231
.40%, 06/15/2029		19	17
Duke Energy Carolinas LLC,
3.55%, 03/15/2052		60	45
3.95%, 11/15/2028		40	39
5.30%, 02/15/2040		10	10
Duke Energy Corp.,
0.90%, 09/15/2025		40	36
2.45%, 06/01/2030		110	91
2.55%, 06/15/2031		10	8
2.65%, 09/01/2026		30	28
3.10%, 06/15/2028	EUR	2,150	2,153
3.50%, 06/15/2051		10	7
3.75%, 09/01/2046		10	8
3.85%, 06/15/2034	EUR	2,200	2,176
4.20%, 06/15/2049		20	16
4.30%, 03/15/2028		100	96
4.50%, 08/15/2032		450	424
5.00%, 08/15/2052		120	107
Duke Energy Florida LLC,
3.00%, 12/15/2051		20	13
4.20%, 07/15/2048		10	9

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Duke Energy Indiana LLC,
2.75%, 04/01/2050		20	13
Series YYY, 3.25%, 10/01/2049		40	28
Duke Energy Ohio, Inc.,
2.13%, 06/01/2030		30	25
3.65%, 02/01/2029		10	9
4.30%, 02/01/2049		80	66
Duke Energy Progress LLC,
3.40%, 04/01/2032		290	257
4.00%, 04/01/2052		150	121
E.ON International Finance BV, (Netherlands), Reg. S, 6.13%, 07/06/2039	GBP	650	804
E.ON SE, (Germany), Reg. S, 1.00%, 10/07/2025	EUR	100	101
EDP—Energias de Portugal SA, (Portugal), Reg. S, 1.63%, 04/15/2027	EUR	200	196
EDP Finance BV, (Netherlands), Reg. S, 2.00%, 04/22/2025	EUR	1,300	1,340
Electricite de France SA, (France),
Reg. S, 1.00%, 10/13/2026	EUR	600	581
Reg. S, 1.00%, 11/29/2033	EUR	100	74
Reg. S, 1.88%, 10/13/2036	EUR	200	154
Reg. S, 2.00%, 12/09/2049	EUR	600	386
Reg. S, 4.75%, 10/12/2034	EUR	100	106
Reg. S, 5.13%, 09/22/2050	GBP	800	844
Reg. S, 5.50%, 03/27/2037	GBP	500	571
Reg. S, 5.50%, 10/17/2041	GBP	1,000	1,124
Reg. S, (ICE Swap Rate GBP SONIA 15 Year + 3.32%), 5.88%, 01/22/2029 (x) (aa)	GBP	300	297
5.88%, 07/18/2031	GBP	465	560
Reg. S, (GBP Swap Rate 13 Year + 4.23%), 6.00%, 01/29/2026 (x) (aa)	GBP	100	108
Reg. S, 6.00%, 01/23/2114	GBP	600	669
Reg. S, 6.13%, 06/02/2034	GBP	600	727
Electricity North West Ltd., (United Kingdom), Series BR, Reg. S, 8.88%, 03/25/2026	GBP	2,000	2,669
Emera US Finance LP, 2.64%, 06/15/2031		110	86
EnBW Energie Baden-Wuerttemberg AG, (Germany),
Reg. S, (EUR Swap Rate 5 Year + 1.65%), 1.38%, 08/31/2081 (aa)	EUR	100	79
Reg. S, (EUR Swap Rate 5 Year + 2.32%), 1.88%, 06/29/2080 (aa)	EUR	100	92
EnBW International Finance BV, (Netherlands),
Reg. S, 0.13%, 03/01/2028	EUR	182	163
Reg. S, 0.50%, 03/01/2033	EUR	97	72
Reg. S, 0.63%, 04/17/2025	EUR	200	201
Enel Finance International NV, (Netherlands),
Reg. S, 0.00%, 06/17/2024	EUR	4,375	4,455
Reg. S, 0.00%, 05/28/2026	EUR	1,000	944
Reg. S, 0.38%, 06/17/2027	EUR	1,000	923

SEE NOTES TO FINANCIAL STATEMENTS.

110	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Reg. S, 0.38%, 05/28/2029	EUR	1,000	850
Reg. S, 0.50%, 06/17/2030	EUR	1,000	819
Reg. S, 0.88%, 09/28/2034	EUR	3,000	2,154
Reg. S, 0.88%, 06/17/2036	EUR	1,500	1,027
Reg. S, 1.00%, 09/16/2024	EUR	1,000	1,030
Reg. S, 1.50%, 07/21/2025	EUR	2,000	2,041
2.25%, 07/12/2031 (e)		300	220
2.65%, 09/10/2024 (e)		3,500	3,350
3.50%, 04/06/2028 (e)		1,700	1,493
5.00%, 06/15/2032 (e)		940	845
7.50%, 10/14/2032 (e)		1,185	1,260
e-netz Suedhessen AG, (Germany), 6.13%, 04/23/2041	EUR	20	27
Enexis Holding NV, (Netherlands),
Reg. S, 0.75%, 07/02/2031	EUR	134	112
Reg. S, 0.88%, 04/28/2026	EUR	100	99
Engie SA, (France),
Reg. S, 0.38%, 06/21/2027	EUR	1,000	926
Reg. S, 0.38%, 10/26/2029	EUR	1,000	847
Reg. S, 1.00%, 10/26/2036	EUR	1,000	705
Reg. S, 1.38%, 03/27/2025	EUR	1,000	1,019
Reg. S, (EUR Swap Rate 5 Year + 1.88%), 1.50%, 05/30/2028 (x) (aa)	EUR	3,000	2,537
Reg. S, (EUR Swap Rate 5 Year + 1.84%), 1.63%, 04/08/2025 (x) (aa)	EUR	1,000	978
Reg. S, 1.75%, 03/27/2028	EUR	3,000	2,904
Reg. S, 2.00%, 09/28/2037	EUR	1,000	785
Reg. S, 2.38%, 05/19/2026	EUR	3,000	3,083
Reg. S, (EUR Swap Rate 5 Year + 3.17%), 3.25%, 11/28/2024 (x) (aa)	EUR	1,800	1,874
Reg. S, 5.00%, 10/01/2060	GBP	4,000	4,430
Reg. S, 7.00%, 10/30/2028	GBP	4,000	5,207
Entergy Arkansas LLC, 4.20%, 04/01/2049		10	8
Entergy Corp.,
0.90%, 09/15/2025		230	205
3.75%, 06/15/2050		30	22
Entergy Louisiana LLC,
1.60%, 12/15/2030		2,300	1,773
2.35%, 06/15/2032		30	24
2.90%, 03/15/2051		30	19
3.12%, 09/01/2027 (jj)		2,500	2,306
3.25%, 04/01/2028		10	9
4.20%, 09/01/2048		10	8
Entergy Texas, Inc.,
4.00%, 03/30/2029		15	14
5.00%, 09/15/2052		200	184
ESB Finance DAC, (Ireland),
Reg. S, 1.88%, 06/14/2031	EUR	224	206
Reg. S, 2.13%, 06/08/2027	EUR	100	99
Evergy Kansas Central, Inc., 3.45%, 04/15/2050		55	40

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Evergy Metro, Inc.,
4.20%, 03/15/2048		10	8
Series 2019, 4.13%, 04/01/2049		20	16
Series 2020, 2.25%, 06/01/2030		150	124
Evergy, Inc., 2.45%, 09/15/2024		3,000	2,850
Eversource Energy,
3.38%, 03/01/2032		300	261
3.45%, 01/15/2050		30	22
4.20%, 06/27/2024		85	84
4.60%, 07/01/2027		100	99
Series R, 1.65%, 08/15/2030		1,410	1,101
EWE AG, (Germany), Reg. S, 0.38%, 10/22/2032	EUR	90	65
Exelon Corp.,
2.75%, 03/15/2027 (e)		200	184
4.05%, 04/15/2030		10	9
4.10%, 03/15/2052 (e)		20	16
4.45%, 04/15/2046		10	8
4.70%, 04/15/2050		10	9
FirstEnergy Transmission LLC, 4.35%, 01/15/2025 (e)		1,100	1,073
Florida Power & Light Co.,
2.45%, 02/03/2032		200	167
2.88%, 12/04/2051		235	159
3.15%, 10/01/2049		20	15
3.95%, 03/01/2048		500	413
4.13%, 06/01/2048		20	17
FLUVIUS System Operator CVBA, (Belgium),
Reg. S, 0.63%, 11/24/2031	EUR	100	80
Reg. S, 4.00%, 07/06/2032	EUR	200	213
Fortum OYJ, (Finland), Reg. S, 2.13%, 02/27/2029	EUR	100	94
Georgia Power Co.,
4.70%, 05/15/2032		2,350	2,274
5.13%, 05/15/2052		180	168
Series A, 3.25%, 03/15/2051		20	14
Series B, 3.70%, 01/30/2050		60	45
Hera SpA, (Italy), Reg. S, 0.25%, 12/03/2030	EUR	160	126
Iberdrola Finanzas SA, (Spain), Reg. S, 1.25%, 10/28/2026	EUR	2,000	1,991
Iberdrola International BV, (Netherlands), Series NC8, Reg. S, (EUR Swap Rate 5 Year + 2.57%), 2.25%, 01/28/2029 (x) (aa)	EUR	2,000	1,711
Interstate Power and Light Co., 3.50%, 09/30/2049		110	79
Iren SpA, (Italy), Reg. S, 1.00%, 07/01/2030	EUR	550	445
ITC Holdings Corp., 4.95%, 09/22/2027 (e)		1,170	1,156
Kentucky Utilities Co., 3.30%, 06/01/2050		25	18
MidAmerican Energy Co.,
2.70%, 08/01/2052		15	10
3.10%, 05/01/2027		10	9
6.75%, 12/30/2031		10	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	111

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Mississippi Power Co., Series B, 3.10%, 07/30/2051		40	26
Narragansett Electric Co. (The), 3.40%, 04/09/2030 (e)		200	179
National Grid Electricity Distribution East Midlands plc, (United Kingdom),
Reg. S, 3.53%, 09/20/2028	EUR	3,000	3,132
Reg. S, 3.95%, 09/20/2032	EUR	2,000	2,104
Reg. S, 6.25%, 12/10/2040	GBP	1,000	1,270
National Grid Electricity Distribution South Wales plc, (United Kingdom), Series WALE, 5.75%, 03/23/2040	GBP	2,000	2,411
National Grid Electricity Distribution South West plc, (United Kingdom), Reg. S, 5.88%, 03/25/2027	GBP	20	25
National Grid Electricity Transmission plc, (United Kingdom),
Reg. S, 0.19%, 01/20/2025	EUR	1,000	999
Reg. S, 2.00%, 04/17/2040	GBP	425	310
National Grid plc, (United Kingdom),
Reg. S, 0.25%, 09/01/2028	EUR	1,000	868
Reg. S, 0.55%, 09/18/2029	EUR	3,075	2,599
Reg. S, 2.18%, 06/30/2026	EUR	3,925	3,965
National Rural Utilities Cooperative Finance Corp.,
1.00%, 06/15/2026		200	176
1.35%, 03/15/2031		80	59
3.45%, 06/15/2025		110	106
4.30%, 03/15/2049		20	17
Naturgy Finance BV, (Netherlands),
Reg. S, 0.75%, 11/28/2029	EUR	1,000	854
Reg. S, 0.88%, 05/15/2025	EUR	1,000	996
Reg. S, 1.25%, 01/15/2026	EUR	3,900	3,846
Reg. S, 1.25%, 04/19/2026	EUR	1,000	980
Reg. S, 1.38%, 01/19/2027	EUR	1,200	1,159
Reg. S, 1.50%, 01/29/2028	EUR	1,200	1,140
Reg. S, 1.88%, 10/05/2029	EUR	1,000	918
Nevada Power Co.,
Series DD, 2.40%, 05/01/2030		100	84
Series EE, 3.13%, 08/01/2050		30	21
NextEra Energy Capital Holdings, Inc.,
2.25%, 06/01/2030		1,280	1,056
2.75%, 11/01/2029		35	30
3.00%, 01/15/2052		100	66
4.26%, 09/01/2024		2,065	2,040
4.63%, 07/15/2027		200	197
Northern Powergrid Yorkshire plc, (United Kingdom), Reg. S, 5.13%, 05/04/2035	GBP	150	175
Northern States Power Co.,
2.25%, 04/01/2031		1,450	1,208
2.60%, 06/01/2051		35	22
3.20%, 04/01/2052		30	22
4.50%, 06/01/2052		10	9

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
NRG Energy, Inc.,
2.00%, 12/02/2025 (e)		2,150	1,920
2.45%, 12/02/2027 (e)		2,275	1,887
NSTAR Electric Co.,
3.10%, 06/01/2051		30	21
4.55%, 06/01/2052		470	431
Oglethorpe Power Corp., 5.05%, 10/01/2048		90	77
Ohio Power Co., Series R, 2.90%, 10/01/2051		15	10
Oklahoma Gas and Electric Co., 4.15%, 04/01/2047		920	735
Oncor Electric Delivery Co. LLC,
3.10%, 09/15/2049		50	35
3.70%, 05/15/2050		5	4
4.60%, 06/01/2052 (e)		15	14
4.95%, 09/15/2052 (e)		150	146
Origin Energy Finance Ltd., (Australia), Reg. S, 1.00%, 09/17/2029	EUR	2,500	2,113
Orsted A/S, (Denmark),
Reg. S, 2.25%, 06/14/2028	EUR	1,000	994
Reg. S, (EUR Swap Rate 5 Year + 2.62%), 5.25%, 12/08/3022 (aa)	EUR	2,050	2,227
Reg. S, 5.75%, 04/09/2040	GBP	425	531
Reg. S, (EUR Swap Rate 5 Year + 4.75%), 6.25%, 06/26/3013 (aa)	EUR	119	128
Pacific Gas and Electric Co.,
3.15%, 01/01/2026		335	311
3.25%, 06/01/2031		40	33
3.50%, 08/01/2050		40	25
3.75%, 07/01/2028		10	9
3.95%, 12/01/2047		900	614
4.50%, 07/01/2040		300	236
4.55%, 07/01/2030		30	27
4.95%, 07/01/2050		50	39
5.25%, 03/01/2052		100	81
PacifiCorp.,
2.90%, 06/15/2052		740	487
3.30%, 03/15/2051		1,400	1,012
4.15%, 02/15/2050		15	13
5.35%, 12/01/2053		95	95
PECO Energy Co.,
2.80%, 06/15/2050		50	33
3.05%, 03/15/2051		435	300
4.60%, 05/15/2052		385	350
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, (Indonesia), Reg. S, 1.88%, 11/05/2031	EUR	1,000	763
PPL Capital Funding, Inc., 4.13%, 04/15/2030		330	306
Public Service Co. of Colorado,
Series 36, 2.70%, 01/15/2051		10	7
Series 38, 4.10%, 06/01/2032		200	189
Series 39, 4.50%, 06/01/2052		160	144

SEE NOTES TO FINANCIAL STATEMENTS.

112	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Public Service Electric and Gas Co.,
1.90%, 08/15/2031		35	28
2.05%, 08/01/2050		60	34
2.45%, 01/15/2030		20	17
3.10%, 03/15/2032		300	263
3.65%, 09/01/2028		120	113
3.85%, 05/01/2049		10	8
Public Service Enterprise Group, Inc., 0.80%, 08/15/2025		3,000	2,689
Puget Energy, Inc.,
2.38%, 06/15/2028		1,040	886
4.10%, 06/15/2030		10	9
4.22%, 03/15/2032		200	178
Puget Sound Energy, Inc.,
2.89%, 09/15/2051		10	6
3.25%, 09/15/2049		20	14
Red Electrica Financiaciones SAU, (Spain), Reg. S, 1.13%, 04/24/2025	EUR	200	203
Ren Finance BV, (Netherlands),
Reg. S, 0.50%, 04/16/2029	EUR	1,000	856
Reg. S, 1.75%, 01/18/2028	EUR	1,000	961
RTE Reseau de Transport d’Electricite SADIR, (France),
Reg. S, 1.13%, 09/09/2049	EUR	100	57
Reg. S, 1.50%, 09/27/2030	EUR	100	90
Reg. S, 1.63%, 11/27/2025	EUR	300	303
Reg. S, 2.00%, 04/18/2036	EUR	100	84
RWE AG, (Germany),
Reg. S, 2.13%, 05/24/2026	EUR	2,000	2,029
Reg. S, 2.75%, 05/24/2030	EUR	2,000	1,949
San Diego Gas & Electric Co.,
4.15%, 05/15/2048		820	689
Series WWW, 2.95%, 08/15/2051		25	17
Series XXX, 3.00%, 03/15/2032		200	171
Scottish Hydro Electric Transmission plc, (United Kingdom), Reg. S, 2.13%, 03/24/2036	GBP	1,500	1,241
Sempra Energy,
3.40%, 02/01/2028		10	9
3.70%, 04/01/2029		100	92
4.00%, 02/01/2048		10	8
Southern California Edison Co.,
2.75%, 02/01/2032		100	84
2.85%, 08/01/2029		10	9
3.45%, 02/01/2052		310	223
3.65%, 02/01/2050		80	59
4.00%, 04/01/2047		20	16
4.05%, 03/15/2042		900	720
6.05%, 03/15/2039		10	10
Series 20A, 2.95%, 02/01/2051		6	4
Series B, 3.65%, 03/01/2028		25	23
Series E, 3.70%, 08/01/2025		10	9
Series H, 3.65%, 06/01/2051		10	7

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Southern Co. (The),
5.70%, 10/15/2032		100	102
Series 21-A, 0.60%, 02/26/2024		60	57
Series 21-A, (CMT Index 5 Year + 2.92%), 3.75%, 09/15/2051 (aa)		90	73
Series A, 3.70%, 04/30/2030		95	86
Southwestern Electric Power Co.,
3.25%, 11/01/2051		325	215
Series N, 1.65%, 03/15/2026		50	45
Southwestern Public Service Co.,
3.70%, 08/15/2047		1,000	759
Series 8, 3.15%, 05/01/2050		60	42
SP Transmission plc, (United Kingdom), Reg. S, 2.00%, 11/13/2031	GBP	100	95
SSE plc, (United Kingdom),
Reg. S, 0.88%, 09/06/2025	EUR	2,000	1,990
Reg. S, 1.25%, 04/16/2025	EUR	1,000	1,012
Reg. S, 1.38%, 09/04/2027	EUR	1,000	964
Reg. S, 1.75%, 04/16/2030	EUR	2,300	2,096
Reg. S, 2.88%, 08/01/2029	EUR	2,325	2,326
Reg. S, (EUR Swap Rate 5 Year + 3.42%), 3.13%, 04/14/2027 (x) (aa)	EUR	3,000	2,898
Reg. S, (EUR Swap Rate 5 Year + 2.70%), 4.00%, 01/21/2028 (x) (aa)	EUR	3,500	3,409
State Grid Overseas Investment BVI Ltd., (British Virgin Islands), Reg. S, 1.30%, 08/05/2032	EUR	500	383
Stedin Holding NV, (Netherlands),
Reg. S, 0.88%, 10/24/2025	EUR	100	99
Reg. S, 2.38%, 06/03/2030	EUR	100	97
Tampa Electric Co., 4.30%, 06/15/2048		120	98
Tauron Polska Energia SA, (Poland), Reg. S, 2.38%, 07/05/2027	EUR	1,000	869
TenneT Holding BV, (Netherlands),
Reg. S, 0.88%, 06/03/2030	EUR	120	104
Reg. S, 1.00%, 06/13/2026	EUR	200	197
Reg. S, 1.13%, 06/09/2041	EUR	100	67
Reg. S, 1.38%, 06/26/2029	EUR	100	92
Reg. S, 2.00%, 06/05/2034	EUR	2,600	2,268
Reg. S, 2.75%, 05/17/2042	EUR	100	87
Reg. S, 4.50%, 10/28/2034	EUR	200	223
Terna—Rete Elettrica Nazionale, (Italy),
Reg. S, 0.13%, 07/25/2025	EUR	3,900	3,824
Reg. S, 0.38%, 09/25/2030	EUR	825	669
Reg. S, 0.75%, 07/24/2032	EUR	200	158
Reg. S, 1.00%, 04/10/2026	EUR	4,000	3,956
Reg. S, 1.00%, 10/11/2028	EUR	1,000	911
Reg. S, 1.38%, 07/26/2027	EUR	2,125	2,054
Tucson Electric Power Co.,
1.50%, 08/01/2030		30	23
3.25%, 05/01/2051		10	6
4.00%, 06/15/2050		10	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	113

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Union Electric Co.,
2.15%, 03/15/2032		50	40
2.63%, 03/15/2051		10	6
3.25%, 10/01/2049		40	29
3.90%, 04/01/2052		150	121
Verbund AG, (Austria), Reg. S, 0.90%, 04/01/2041	EUR	100	67
Virginia Electric and Power Co.,
2.95%, 11/15/2051		25	17
3.30%, 12/01/2049		50	36
Series B, 3.80%, 09/15/2047		60	46
Series C, 4.63%, 05/15/2052		90	79
Vistra Operations Co. LLC, 3.55%, 07/15/2024 (e)		1,400	1,343
WEC Energy Group, Inc.,
3.55%, 06/15/2025		47	45
5.00%, 09/27/2025		300	300
Wisconsin Electric Power Co., 1.70%, 06/15/2028		10	9
Wisconsin Power and Light Co., 3.00%, 07/01/2029		50	44
Wisconsin Public Service Corp.,
2.85%, 12/01/2051		20	13
3.30%, 09/01/2049		55	39
Xcel Energy, Inc.,
1.75%, 03/15/2027		100	88
3.40%, 06/01/2030		20	18
3.50%, 12/01/2049		20	14
4.60%, 06/01/2032		165	158

			201,773

Gas — 0.6%
APA Infrastructure Ltd., (Australia),
Reg. S, 0.75%, 03/15/2029	EUR	4,800	4,123
Reg. S, 1.25%, 03/15/2033	EUR	3,900	2,955
Reg. S, 2.00%, 03/22/2027	EUR	2,000	1,954
Reg. S, 2.00%, 07/15/2030	EUR	2,000	1,773
Reg. S, 3.50%, 03/22/2030	GBP	2,430	2,477
Atmos Energy Corp.,
1.50%, 01/15/2031		1,630	1,273
2.63%, 09/15/2029		15	13
2.85%, 02/15/2052		5	3
3.38%, 09/15/2049		210	154
4.15%, 01/15/2043		10	9
5.75%, 10/15/2052		100	105
CenterPoint Energy Resources Corp., 4.40%, 07/01/2032		30	29
Italgas SpA, (Italy),
Reg. S, 1.00%, 12/11/2031	EUR	1,125	899
Reg. S, 1.13%, 03/14/2024	EUR	850	879
National Fuel Gas Co.,
2.95%, 03/01/2031		285	224
5.50%, 01/15/2026		325	324

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Gas — continued
National Grid Gas plc, (United Kingdom), Reg. S, 1.38%, 02/07/2031	GBP	1,600	1,410
National Grid North America, Inc.,
Reg. S, 0.41%, 01/20/2026	EUR	2,500	2,410
Reg. S, 1.00%, 07/12/2024	EUR	1,000	1,026
Naturgy Capital Markets SA, (Spain), Reg. S, 1.13%, 04/11/2024	EUR	1,000	1,036
Nederlandse Gasunie NV, (Netherlands), Reg. S, 0.75%, 10/13/2036	EUR	100	69
NiSource, Inc.,
0.95%, 08/15/2025		3,000	2,707
3.49%, 05/15/2027		130	123
3.60%, 05/01/2030		25	22
4.38%, 05/15/2047		15	13
4.80%, 02/15/2044		10	9
5.00%, 06/15/2052		110	100
ONE Gas, Inc., 4.25%, 09/01/2032		120	114
Piedmont Natural Gas Co., Inc.,
2.50%, 03/15/2031		1,550	1,268
3.35%, 06/01/2050		15	10
5.05%, 05/15/2052		610	555
Redexis Gas Finance BV, (Netherlands), Reg. S, 1.88%, 05/28/2025	EUR	1,300	1,314
Snam SpA, (Italy),
Reg. S, 0.00%, 08/15/2025	EUR	2,000	1,942
Reg. S, 0.00%, 12/07/2028	EUR	500	422
Reg. S, 0.63%, 06/30/2031	EUR	500	396
Reg. S, 0.75%, 06/20/2029	EUR	3,175	2,771
Reg. S, 0.75%, 06/17/2030	EUR	1,500	1,267
Reg. S, 0.88%, 10/25/2026	EUR	1,650	1,597
Southern California Gas Co.,
Series VV, 4.30%, 01/15/2049		20	16
Series WW, 3.95%, 02/15/2050		200	155
Southern Co. Gas Capital Corp.,
3.95%, 10/01/2046		20	15
5.15%, 09/15/2032		100	99
Series 20-A, 1.75%, 01/15/2031		3,700	2,845
Series 21A, 3.15%, 09/30/2051		15	10
Southern Gas Networks plc, (United Kingdom),
Reg. S, 2.50%, 02/03/2025	GBP	825	946
6.38%, 05/15/2040	GBP	825	1,041
Southwest Gas Corp.,
4.05%, 03/15/2032		205	181
4.15%, 06/01/2049		10	7
Vier Gas Transport GmbH, (Germany), Reg. S, 0.50%, 09/10/2034	EUR	1,200	825
Wales & West Utilities Finance plc, (United Kingdom), Reg. S, 1.88%, 05/28/2041	GBP	825	592
Washington Gas Light Co., 3.65%, 09/15/2049		10	7

			44,514

SEE NOTES TO FINANCIAL STATEMENTS.

114	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Water — 0.2%
Affinity Water Finance 2004 plc, (United Kingdom), 5.88%, 07/13/2026	GBP	30	37
American Water Capital Corp.,
4.15%, 06/01/2049		60	50
4.45%, 06/01/2032		330	317
Essential Utilities, Inc.,
2.40%, 05/01/2031		100	80
2.70%, 04/15/2030		40	34
5.30%, 05/01/2052		10	9
Northumbrian Water Finance plc, (United Kingdom),
Reg. S, 1.63%, 10/11/2026	GBP	825	874
Reg. S, 5.13%, 01/23/2042	GBP	1,000	1,127
Reg. S, 5.63%, 04/29/2033	GBP	425	515
Thames Water Utilities Finance plc, (United Kingdom),
Reg. S, 2.38%, 04/22/2040	GBP	300	224
Reg. S, 5.50%, 02/11/2041	GBP	1,050	1,193
6.75%, 11/16/2028	GBP	380	482
United Utilities Water Finance plc, (United Kingdom), Reg. S, 2.00%, 07/03/2033	GBP	900	816
Veolia Environnement SA, (France), Reg. S, 1.50%, 04/03/2029	EUR	2,300	2,147
Wessex Water Services Finance plc, (United Kingdom),
Reg. S, 1.50%, 09/17/2029	GBP	2,700	2,528
Reg. S, 5.38%, 03/10/2028	GBP	2,425	2,908
Reg. S, 5.75%, 10/14/2033	GBP	2,675	3,240

			16,581

Total Utilities			262,868

Total Corporate Bonds (Cost $3,686,110)			3,459,586

Foreign Government Securities — 27.6%
Action Logement Services, (France), Reg. S, 3.13%, 09/28/2037	EUR	200	197
Adif Alta Velocidad, (Spain),
Reg. S, 0.55%, 04/30/2030	EUR	100	85
Reg. S, 1.88%, 01/28/2025	EUR	100	104
Agence Francaise de Developpement EPIC, (France),
Reg. S, 0.13%, 09/29/2031	EUR	300	243
Reg. S, 0.25%, 07/21/2026	EUR	500	483
Reg. S, 0.25%, 06/29/2029	EUR	400	352
Reg. S, 0.38%, 04/30/2024	EUR	400	413
Reg. S, 0.38%, 05/25/2036	EUR	100	70
Reg. S, 0.50%, 05/25/2030	EUR	200	175
Reg. S, 0.50%, 05/31/2035	EUR	500	369
Reg. S, 1.38%, 09/17/2024	EUR	500	519
Reg. S, 1.50%, 10/31/2034	EUR	200	171
Reg. S, 1.63%, 05/25/2032	EUR	200	182

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Agence France Locale, (France),
Reg. S, 0.00%, 09/20/2027	EUR	500	460
Reg. S, 0.13%, 06/20/2026	EUR	400	385
Reg. S, 1.13%, 06/20/2028	EUR	1,000	956
Agricultural Development Bank of China, (China),
2.37%, 06/23/2024	CNY	15,000	2,156
Reg. S, 3.40%, 11/06/2024	CNH	56,000	8,158
Reg. S, 3.80%, 10/27/2030	CNH	14,350	2,127
Series 1605, 3.33%, 01/06/2026	CNY	37,000	5,430
Series 1618, 3.58%, 04/22/2026	CNY	29,000	4,284
Series 1705, 3.85%, 01/06/2027	CNY	17,500	2,618
Series 1806, 4.65%, 05/11/2028	CNY	8,100	1,265
Series 1901, 3.75%, 01/25/2029	CNY	33,000	4,962
Series 1906, 3.74%, 07/12/2029	CNY	65,500	9,841
Series 1908, 3.63%, 07/19/2026	CNY	170,800	25,329
Series 1909, 3.24%, 08/14/2024	CNY	54,000	7,868
Series 2004, 2.96%, 04/17/2030	CNY	109,400	15,704
Series 2005, 2.25%, 04/22/2025	CNY	106,800	15,234
Series 2105, 3.52%, 05/24/2031	CNY	17,000	2,531
Series 2108, 2.99%, 08/11/2026	CNY	66,000	9,576
Series 2110, 3.30%, 11/05/2031	CNY	14,000	2,050
Series 2202, 2.74%, 02/23/2027	CNY	17,000	2,431
Series 2205, 3.06%, 06/06/2032	CNY	54,700	7,872
Series 2210, 2.97%, 10/14/2032	CNY	9,000	1,284
Andorra International Bond, (Andorra), Reg. S, 1.25%, 05/06/2031	EUR	1,000	848
Auckland Council, (New Zealand),
Reg. S, 0.13%, 09/26/2029	EUR	200	173
Reg. S, 1.00%, 01/19/2027	EUR	300	294
Reg. S, 1.50%, 11/28/2025	CHF	300	323
Australia Government Bond, (Australia),
Series 138, Reg. S, 3.25%, 04/21/2029	AUD	1,845	1,216
Series 139, Reg. S, 3.25%, 04/21/2025	AUD	1,475	1,000
Series 140, Reg. S, 4.50%, 04/21/2033	AUD	1,491	1,053
Series 144, Reg. S, 3.75%, 04/21/2037	AUD	533	343
Series 148, Reg. S, 2.75%, 11/21/2027	AUD	4,230	2,760
Series 149, Reg. S, 2.25%, 05/21/2028	AUD	1,340	847
Series 150, Reg. S, 3.00%, 03/21/2047	AUD	696	376
Series 152, Reg. S, 2.75%, 11/21/2028	AUD	418	269
Series 154, Reg. S, 2.75%, 11/21/2029	AUD	305	194
Series 155, Reg. S, 2.50%, 05/21/2030	AUD	5,705	3,533
Series 156, Reg. S, 2.75%, 05/21/2041	AUD	938	509
Series 158, 1.25%, 05/21/2032	AUD	570	304
Series 159, Reg. S, 0.25%, 11/21/2024	AUD	5,572	3,577
Series 160, Reg. S, 1.00%, 12/21/2030	AUD	4,850	2,636
Series 161, Reg. S, 0.25%, 11/21/2025	AUD	4,340	2,693
Series 162, Reg. S, 1.75%, 06/21/2051	AUD	1,250	493
Series 166, Reg. S, 3.00%, 11/21/2033	AUD	4,070	2,508
Australian Capital Territory, (Australia),
Reg. S, 1.25%, 05/22/2025	AUD	200	128
1.75%, 10/23/2031	AUD	370	199

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	115

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Autobahnen- und Schnell- strassen-Finanzierungs AG, (Austria),
Reg. S, 0.10%, 07/09/2029	EUR	500	443
Reg. S, 2.75%, 06/11/2032	EUR	100	104
Reg. S, 2.75%, 06/20/2033	EUR	130	134
Autonomous Community of Andalusia Spain, (Spain),
Reg. S, 0.50%, 04/30/2031	EUR	163	135
Reg. S, 1.38%, 04/30/2029	EUR	30	28
Autonomous Community of Madrid Spain, (Spain),
Reg. S, 0.42%, 04/30/2030	EUR	161	138
Reg. S, 1.77%, 04/30/2028	EUR	200	197
Reg. S, 1.83%, 04/30/2025	EUR	270	280
4.30%, 09/15/2026	EUR	500	554
Basque Government, (Spain),
Reg. S, 0.25%, 04/30/2031	EUR	100	82
Reg. S, 0.85%, 04/30/2030	EUR	50	45
Reg. S, 1.75%, 03/16/2026	EUR	170	174
Bermuda Government International Bond, (Bermuda), 2.38%, 08/20/2030 (e)		670	565
BNG Bank NV, (Netherlands),
Reg. S, 0.00%, 01/20/2031	EUR	200	167
Reg. S, 0.10%, 01/15/2030	EUR	320	277
Reg. S, 0.13%, 04/11/2026	EUR	530	515
Reg. S, 0.13%, 07/09/2035	EUR	230	169
Reg. S, 0.20%, 11/09/2024	EUR	550	557
Reg. S, 0.38%, 12/15/2025	GBP	1,900	2,040
Reg. S, 0.81%, 06/28/2049	EUR	200	123
Reg. S, 0.88%, 10/17/2035	EUR	100	81
Reg. S, 1.13%, 09/04/2024	EUR	702	727
Reg. S, 1.25%, 03/30/2037	EUR	100	83
Reg. S, 1.50%, 07/15/2039	EUR	170	142
Reg. S, 1.88%, 07/13/2032	EUR	320	306
Reg. S, 2.75%, 10/04/2027	EUR	410	433
Bonos de la Tesoreria de la Republica en pesos, (Chile), Reg. S, 4.70%, 09/01/2030 (e)	CLP	300,000	347
Bpifrance SACA, (France),
Reg. S, 0.13%, 03/25/2025	EUR	400	400
Reg. S, 0.25%, 03/29/2030	EUR	200	173
Reg. S, 0.25%, 06/04/2031	EUR	200	166
Reg. S, 0.63%, 05/25/2026	EUR	500	492
Reg. S, 0.88%, 09/26/2028	EUR	200	188
Bulgaria Government International Bond, (Bulgaria),
Reg. S, 1.38%, 09/23/2050	EUR	1,300	786
Reg. S, 2.95%, 09/03/2024	EUR	800	852
Reg. S, 4.13%, 09/23/2029	EUR	1,000	1,049
Reg. S, 4.63%, 09/23/2034	EUR	1,000	1,064
Series 12YR, Reg. S, 3.00%, 03/21/2028	EUR	800	813
Bundesobligation, (Germany),
Series 179, Reg. S, 0.00%, 04/05/2024	EUR	2,138	2,219
Series 180, Reg. S, 0.00%, 10/18/2024	EUR	2,006	2,052

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 181, Reg. S, 0.00%, 04/11/2025	EUR	3,100	3,134
Series 182, Reg. S, 0.00%, 10/10/2025	EUR	670	670
Series 183, Reg. S, 0.00%, 04/10/2026	EUR	2,416	2,387
Series 184, Reg. S, 0.00%, 10/09/2026	EUR	500	487
Series 185, Reg. S, 0.00%, 04/16/2027	EUR	2,083	2,005
Series 186, Reg. S, 1.30%, 10/15/2027	EUR	250	253
Bundesrepublik Deutschland Bundesanleihe, (Germany),
Reg. S, 0.00%, 08/15/2026	EUR	1,370	1,343
Reg. S, 0.00%, 11/15/2027	EUR	651	619
Reg. S, 0.00%, 11/15/2028	EUR	735	683
Reg. S, 0.00%, 08/15/2029	EUR	2,432	2,217
Reg. S, 0.00%, 02/15/2030	EUR	743	670
Reg. S, 0.00%, 08/15/2030	EUR	1,120	998
Reg. S, 0.00%, 02/15/2031	EUR	1,589	1,396
Reg. S, 0.00%, 08/15/2031	EUR	2,260	1,962
Reg. S, 0.00%, 02/15/2032	EUR	4,389	3,758
Reg. S, 0.00%, 05/15/2035	EUR	2,559	1,997
Reg. S, 0.00%, 05/15/2036	EUR	1,570	1,194
Reg. S, 0.00%, 08/15/2050	EUR	1,901	1,063
Reg. S, 0.00%, 08/15/2052	EUR	1,815	971
Reg. S, 0.25%, 02/15/2027	EUR	3,310	3,239
Reg. S, 0.25%, 08/15/2028	EUR	2,892	2,741
Reg. S, 0.25%, 02/15/2029	EUR	1,270	1,191
Reg. S, 0.50%, 02/15/2025	EUR	2,409	2,471
Reg. S, 0.50%, 02/15/2026	EUR	967	974
Reg. S, 0.50%, 08/15/2027	EUR	2,810	2,753
Reg. S, 0.50%, 02/15/2028	EUR	230	223
Reg. S, 1.00%, 08/15/2024	EUR	1,729	1,806
Reg. S, 1.00%, 08/15/2025	EUR	2,031	2,091
Reg. S, 1.00%, 05/15/2038	EUR	640	548
Reg. S, 1.25%, 08/15/2048	EUR	1,668	1,389
Reg. S, 1.50%, 05/15/2024	EUR	3,807	4,021
Reg. S, 1.70%, 08/15/2032	EUR	1,750	1,746
Reg. S, 1.80%, 08/15/2053	EUR	300	277
Reg. S, 2.50%, 07/04/2044	EUR	1,651	1,765
Reg. S, 2.50%, 08/15/2046	EUR	3,216	3,464
Reg. S, 3.25%, 07/04/2042	EUR	908	1,078
Reg. S, 4.00%, 01/04/2037	EUR	1,493	1,863
Reg. S, 4.25%, 07/04/2039	EUR	1,174	1,535
Reg. S, 4.75%, 07/04/2028	EUR	1,661	1,980
Reg. S, 4.75%, 07/04/2034	EUR	1,771	2,312
Reg. S, 4.75%, 07/04/2040	EUR	964	1,342
Reg. S, 5.50%, 01/04/2031	EUR	700	908
Reg. S, 5.63%, 01/04/2028	EUR	780	956
Reg. S, 6.25%, 01/04/2030	EUR	775	1,028
Reg. S, 6.50%, 07/04/2027	EUR	1,410	1,761
Series G, Reg. S, 0.00%, 08/15/2031	EUR	560	486
Series G, Reg. S, 0.00%, 08/15/2050	EUR	852	477
Bundesschatzanweisungen, (Germany), Reg. S, 0.20%, 06/14/2024	EUR	930	962
Caisse d’Amortissement de la Dette Sociale, (France),
Reg. S, 0.00%, 02/25/2028	EUR	200	182

SEE NOTES TO FINANCIAL STATEMENTS.

116	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.00%, 11/25/2030	EUR	300	249
Reg. S, 0.00%, 05/25/2031	EUR	100	82
Reg. S, 0.13%, 10/25/2023	EUR	700	732
Reg. S, 0.13%, 09/15/2031	EUR	300	246
Reg. S, 0.45%, 01/19/2032	EUR	400	332
Reg. S, 0.60%, 11/25/2029	EUR	100	90
Reg. S, 1.50%, 05/25/2032	EUR	400	365
Reg. S, 1.75%, 11/25/2027	EUR	600	600
Reg. S, 2.75%, 11/25/2032	EUR	400	406
Reg. S, 4.00%, 12/15/2025	EUR	1,383	1,514
Caisse Francaise de Financement Local, (France),
Reg. S, 0.01%, 05/07/2025	EUR	200	198
Reg. S, 0.13%, 06/30/2031	EUR	100	82
Reg. S, 0.38%, 06/23/2025	EUR	100	100
Reg. S, 0.50%, 01/16/2025	EUR	100	101
Reg. S, 0.50%, 01/19/2026	EUR	100	98
Reg. S, 0.50%, 10/01/2046	EUR	100	60
Reg. S, 1.00%, 04/25/2028	EUR	100	95
Reg. S, 1.25%, 05/11/2032	EUR	100	89
Reg. S, 1.50%, 06/28/2038	EUR	100	83
Reg. S, 3.00%, 10/02/2028	EUR	5,000	5,264
Canada Housing Trust No. 1, (Canada), 0.95%, 06/15/2025 (e)	CAD	1,000	686
Canadian Government Bond, (Canada), 1.00%, 06/01/2027	CAD	200	134
1.50%, 06/01/2031	CAD	600	384
1.75%, 12/01/2053	CAD	400	208
2.00%, 09/01/2023	CAD	1,900	1,380
2.00%, 06/01/2032	CAD	600	397
2.00%, 12/01/2051	CAD	530	297
3.50%, 03/01/2028	CAD	500	371
3.50%, 12/01/2045	CAD	2,090	1,583
4.00%, 06/01/2041	CAD	150	120
Canton of Geneva Switzerland, (Switzerland), Reg. S, 0.02%, 11/27/2024	CHF	240	252
Canton of Zurich, (Switzerland), Reg. S, 0.10%, 06/23/2045	CHF	50	36
Cassa Depositi e Prestiti SpA, (Italy),
Reg. S, 1.00%, 09/21/2028	EUR	300	267
Reg. S, 2.00%, 04/20/2027	EUR	100	98
CDP Financial, Inc., (Canada),
Reg. S, 1.13%, 04/06/2027	EUR	6,000	5,851
5.60%, 11/25/2039 (e)		250	267
Reg. S, 5.60%, 11/25/2039		250	267
Chile Government International Bond, (Chile),
0.10%, 01/26/2027	EUR	5,000	4,569
0.83%, 07/02/2031	EUR	1,050	873
1.25%, 01/22/2051	EUR	900	517
1.30%, 07/26/2036	EUR	1,000	754
Reg. S, 1.63%, 01/30/2025	EUR	4,000	4,083
2.55%, 01/27/2032		200	164
3.50%, 01/31/2034		200	170

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

China Development Bank, (China),
Reg. S, 2.95%, 07/19/2027	CNH	15,000	2,140
Reg. S, 3.23%, 11/27/2025	CNH	10,000	1,450
Reg. S, 4.20%, 01/19/2027	CNH	13,000	1,949
Reg. S, 4.30%, 08/02/2032	CNH	7,000	1,085
Reg. S, 4.35%, 08/06/2024	CNH	7,000	1,034
Reg. S, 4.35%, 09/19/2024	CNH	1,000	148
Reg. S, 4.50%, 11/13/2028	CNH	2,500	390
Series 1510, 4.21%, 04/13/2025	CNY	53,000	7,906
Series 1518, 3.74%, 09/10/2025	CNY	14,700	2,177
Series 1605, 3.80%, 01/25/2036	CNY	29,000	4,407
Series 1710, 4.04%, 04/10/2027	CNY	110,000	16,580
Series 1805, 4.88%, 02/09/2028	CNY	28,400	4,474
Series 1806, 4.73%, 04/02/2025	CNY	10,230	1,540
Series 1810, 4.04%, 07/06/2028	CNY	6,600	1,004
Series 1904, 3.68%, 02/26/2026	CNY	76,500	11,335
Series 1905, 3.48%, 01/08/2029	CNY	235,500	34,872
Series 1908, 3.42%, 07/02/2024	CNY	28,000	4,088
Series 1909, 3.50%, 08/13/2026	CNY	104,100	15,385
Series 1910, 3.65%, 05/21/2029	CNY	181,900	27,185
Series 1915, 3.45%, 09/20/2029	CNY	66,600	9,831
Series 2003, 3.23%, 01/10/2025	CNY	187,300	27,334
Series 2004, 3.43%, 01/14/2027	CNY	28,000	4,114
Series 2005, 3.07%, 03/10/2030	CNY	47,200	6,810
Series 2015, 3.70%, 10/20/2030	CNY	18,000	2,705
Series 2104, 3.40%, 01/08/2028	CNY	4,000	590
Series 2105, 3.66%, 03/01/2031	CNY	83,500	12,551
Series 2110, 3.41%, 06/07/2031	CNY	46,200	6,819
Series 2115, 3.12%, 09/13/2031	CNY	22,500	3,253
Series 2205, 3.00%, 01/17/2032	CNY	83,000	11,888
Series 2210, 2.98%, 04/22/2032	CNY	24,200	3,459
China Government Bond, (China),
1.99%, 04/09/2025	CNY	520,700	74,150
2.26%, 02/24/2025	CNY	52,000	7,443
2.37%, 01/20/2027	CNY	200,000	28,455
2.47%, 09/02/2024	CNY	80,000	11,520
2.48%, 04/15/2027	CNH	81,000	11,593
2.68%, 05/21/2030	CNY	526,700	74,735
2.69%, 08/12/2026	CNY	52,500	7,563
2.75%, 06/15/2029	CNY	32,000	4,588
2.75%, 02/17/2032	CNY	110,600	15,698
2.80%, 03/24/2029	CNY	37,000	5,325
2.85%, 06/04/2027	CNY	363,000	52,583
3.02%, 05/27/2031	CNY	52,600	7,651
3.03%, 03/11/2026	CNY	13,900	2,030
Reg. S, 3.16%, 06/27/2023	CNH	500	72
Reg. S, 3.30%, 07/04/2023	CNH	2,000	290
Reg. S, 3.31%, 11/30/2025	CNH	2,000	293
Reg. S, 3.38%, 11/21/2024	CNH	3,000	439
Reg. S, 3.38%, 07/04/2026	CNH	24,000	3,529
3.39%, 03/16/2050	CNY	215,500	31,581
3.40%, 07/15/2072	CNY	87,260	12,716
3.53%, 10/18/2051	CNY	15,700	2,372
Reg. S, 3.60%, 06/27/2028	CNH	26,500	3,944

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	117

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 3.60%, 05/21/2030	CNH	8,500	1,272
3.72%, 04/12/2051	CNY	106,000	16,537
3.73%, 05/25/2070	CNY	20,670	3,241
3.81%, 09/14/2050	CNY	113,600	17,940
Reg. S, 3.85%, 12/12/2026	CNH	19,000	2,847
Reg. S, 3.90%, 07/04/2036	CNH	13,500	2,056
Reg. S, 4.00%, 05/22/2024	CNH	8,500	1,250
Reg. S, 4.00%, 11/30/2035	CNH	30,500	4,705
Reg. S, 4.15%, 12/04/2027	CNH	20,000	3,047
Reg. S, 4.15%, 12/12/2031	CNH	3,000	470
Reg. S, 4.29%, 05/22/2029	CNH	3,000	466
Reg. S, 4.40%, 12/12/2046	CNH	26,000	4,223
Series 1617, 2.74%, 08/04/2026	CNY	3,400	493
Series 1908, 4.00%, 06/24/2069	CNY	5,000	826
China Government International Bond, (China),
Reg. S, 0.13%, 11/12/2026	EUR	3,700	3,490
Reg. S, 0.50%, 11/12/2031	EUR	3,250	2,670
City of Milan Italy, (Italy), 4.02%, 06/29/2035	EUR	40	38
City of Montreal Canada, (Canada), 2.30%, 09/01/2029	CAD	600	397
City of Quebec Canada, (Canada),
2.10%, 07/06/2031	CAD	300	185
2.65%, 12/20/2027	CAD	565	387
City of Toronto Canada, (Canada),
2.95%, 04/28/2035	CAD	200	127
3.50%, 06/02/2036	CAD	300	199
Colombia Government International Bond, (Colombia), 9.85%, 06/28/2027	COP	500,000	91
Communaute Francaise de Belgique, (Belgium), Reg. S, 1.63%, 05/03/2032	EUR	200	183
CPPIB Capital, Inc., (Canada),
Reg. S, 0.25%, 04/06/2027	EUR	2,550	2,402
Reg. S, 0.25%, 01/18/2041	EUR	2,500	1,522
Reg. S, 0.38%, 06/20/2024	EUR	300	308
Reg. S, 0.75%, 07/15/2049	EUR	600	368
Reg. S, 1.63%, 10/22/2071	GBP	2,000	1,039
Croatia Government International Bond, (Croatia),
Reg. S, 1.13%, 06/19/2029	EUR	1,000	907
Reg. S, 1.13%, 03/04/2033	EUR	1,000	820
Reg. S, 1.50%, 06/17/2031	EUR	1,000	884
Reg. S, 2.70%, 06/15/2028	EUR	3,000	3,088
Reg. S, 2.75%, 01/27/2030	EUR	1,000	995
Reg. S, 3.00%, 03/20/2027	EUR	2,000	2,115
Cyprus Government International Bond, (Cyprus),
Reg. S, 0.63%, 12/03/2024	EUR	347	352
Reg. S, 0.63%, 01/21/2030	EUR	235	197
Reg. S, 0.95%, 01/20/2032	EUR	300	239
Reg. S, 1.25%, 01/21/2040	EUR	720	504
Reg. S, 2.25%, 04/16/2050	EUR	10	8

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Czech Republic Government Bond, (Czech Republic),
Series 49, Reg. S, 4.20%, 12/04/2036	CZK	5,390	220
Series 53, Reg. S, 4.85%, 11/26/2057	CZK	2,340	101
Series 58, Reg. S, 5.70%, 05/25/2024	CZK	140	6
Series 78, Reg. S, 2.50%, 08/25/2028	CZK	16,760	642
Series 89, Reg. S, 2.40%, 09/17/2025	CZK	16,910	693
Series 95, Reg. S, 1.00%, 06/26/2026	CZK	6,860	262
Series 97, Reg. S, 0.45%, 10/25/2023	CZK	12,000	505
Series 100, 0.25%, 02/10/2027	CZK	34,990	1,266
Series 103, 2.00%, 10/13/2033	CZK	7,260	241
Series 105, 2.75%, 07/23/2029	CZK	5,810	222
Series 121, 1.20%, 03/13/2031	CZK	27,250	891
Series 125, 1.50%, 04/24/2040	CZK	3,380	89
Series 130, 0.05%, 11/29/2029	CZK	4,980	156
Series 138, 1.75%, 06/23/2032	CZK	3,170	105
Series 142, 1.95%, 07/30/2037	CZK	3,710	114
Denmark Government Bond, (Denmark), 0.25%, 11/15/2052	DKK	3,801	294
0.50%, 11/15/2027	DKK	2,948	382
0.50%, 11/15/2029	DKK	8,494	1,056
1.50%, 11/15/2023	DKK	3,720	530
1.75%, 11/15/2025	DKK	1,380	193
4.50%, 11/15/2039	DKK	6,730	1,208
7.00%, 11/10/2024	DKK	1,470	227
Series TWIN, 0.00%, 11/15/2031	DKK	6,577	745
Development Bank of Japan, Inc., (Japan),
Reg. S, 0.88%, 10/10/2025	EUR	1,000	999
Reg. S, 1.13%, 04/28/2023	GBP	600	720
Reg. S, 2.13%, 09/01/2026	EUR	1,000	1,023
4.75%, 11/26/2027	EUR	900	1,023
Series 86, 0.24%, 10/13/2027	JPY	100,000	755
Estonia Government International Bond, (Estonia), Reg. S, 0.13%, 06/10/2030	EUR	200	168
European Union, (Supranational), Reg. S, 3.38%, 04/04/2032	EUR	1,200	1,313
Export Development Canada, (Canada), Reg. S, 0.50%, 02/25/2027	EUR	2,000	1,928
Export-Import Bank of China (The), (China),
Series 1514, 3.87%, 09/14/2025	CNY	25,000	3,712
Series 1603, 3.33%, 02/22/2026	CNY	15,000	2,200
Series 1610, 3.18%, 09/05/2026	CNY	10,000	1,459
Series 1703, 4.11%, 03/20/2027	CNY	14,000	2,110
Series 1905, 3.28%, 02/11/2024	CNY	112,000	16,266
Series 1910, 3.86%, 05/20/2029	CNY	77,800	11,760
Series 2005, 2.93%, 03/02/2025	CNY	82,600	11,977
Series 2007, 3.26%, 02/24/2027	CNY	52,400	7,685
Series 2010, 3.23%, 03/23/2030	CNY	47,400	6,905
Series 2011, 3.74%, 11/16/2030	CNY	10,000	1,510
Series 2105, 3.22%, 05/14/2026	CNY	6,500	950
Series 2113, 2.76%, 11/05/2024	CNY	10,000	1,446
Series 2210, 3.18%, 03/11/2032	CNY	80,400	11,673
Series 2211, 2.90%, 08/19/2032	CNY	35,600	5,051
Series 2215, 2.82%, 06/17/2027	CNY	4,000	575

SEE NOTES TO FINANCIAL STATEMENTS.

118	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Export-Import Bank of Korea, (South Korea),
Reg. S, 2.60%, 11/08/2023	AUD	1,100	738
Reg. S, 8.00%, 05/15/2024	IDR	400,000	26
Finland Government Bond, (Finland),
Reg. S, 0.00%, 09/15/2030 (e)	EUR	170	145
Reg. S, 0.13%, 09/15/2031 (e)	EUR	385	322
Reg. S, 0.13%, 04/15/2036 (e)	EUR	280	203
Reg. S, 0.13%, 04/15/2052 (e)	EUR	340	171
Reg. S, 0.25%, 09/15/2040 (e)	EUR	384	250
Reg. S, 0.50%, 04/15/2026 (e)	EUR	820	818
Reg. S, 0.50%, 09/15/2027 (e)	EUR	280	269
Reg. S, 0.50%, 09/15/2029 (e)	EUR	80	73
Reg. S, 0.50%, 04/15/2043 (e)	EUR	90	59
Reg. S, 0.75%, 04/15/2031 (e)	EUR	321	287
Reg. S, 0.88%, 09/15/2025 (e)	EUR	430	438
Reg. S, 1.13%, 04/15/2034 (e)	EUR	421	367
Reg. S, 1.38%, 04/15/2027 (e)	EUR	160	160
Reg. S, 1.50%, 09/15/2032 (e)	EUR	330	307
Reg. S, 2.00%, 04/15/2024 (e)	EUR	447	474
Reg. S, 2.63%, 07/04/2042 (e)	EUR	275	274
Reg. S, 2.75%, 07/04/2028 (e)	EUR	120	128
Reg. S, 4.00%, 07/04/2025 (e)	EUR	270	298
Series 30Y, Reg. S, 1.38%, 04/15/2047 (e)	EUR	357	281
Finnvera OYJ, (Finland),
Reg. S, 0.38%, 04/09/2029	EUR	300	271
Reg. S, 0.75%, 08/07/2028	EUR	1,500	1,412
Fondo De Titulizacion Del Deficit Del Sistema Electrico FTA, (Spain),
Reg. S, 0.01%, 09/17/2025	EUR	100	98
Reg. S, 0.85%, 12/17/2023	EUR	1,000	1,049
Free and Hanseatic City of Hamburg, (Germany),
Reg. S, 0.00%, 04/07/2026	EUR	280	271
Reg. S, 0.01%, 06/30/2028	EUR	180	164
0.01%, 11/05/2035	EUR	70	50
Reg. S, 0.20%, 09/03/2049	EUR	70	37
Reg. S, 0.25%, 02/18/2041	EUR	94	60
Free State of Bavaria, (Germany), Reg. S, 0.01%, 01/18/2035	EUR	352	260
Free State of Saxony, (Germany), Reg. S, 0.01%, 11/05/2029	EUR	197	172
French Republic Government Bond OAT, (France),
Reg. S, 0.00%, 02/25/2024	EUR	2,793	2,895
Reg. S, 0.00%, 03/25/2024	EUR	4,470	4,621
Reg. S, 0.00%, 02/25/2025	EUR	1,620	1,633
Reg. S, 0.00%, 03/25/2025	EUR	3,340	3,360
Reg. S, 0.00%, 02/25/2027	EUR	4,215	4,029
Reg. S, 0.00%, 11/25/2029	EUR	3,675	3,244
Reg. S, 0.00%, 11/25/2030	EUR	2,647	2,261
Reg. S, 0.00%, 11/25/2031	EUR	3,404	2,814
Reg. S, 0.00%, 05/25/2032	EUR	2,480	2,009
Reg. S, 0.25%, 11/25/2026	EUR	3,576	3,477

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 0.50%, 05/25/2025	EUR	5,793	5,876
Reg. S, 0.50%, 05/25/2026	EUR	1,209	1,200
Reg. S, 0.50%, 05/25/2029	EUR	3,547	3,283
Reg. S, 0.50%, 05/25/2040 (e)	EUR	5,014	3,404
Reg. S, 0.50%, 06/25/2044 (e)	EUR	972	606
Reg. S, 0.50%, 05/25/2072 (e)	EUR	753	302
Reg. S, 0.75%, 02/25/2028	EUR	1,180	1,139
Reg. S, 0.75%, 05/25/2028	EUR	3,803	3,653
Reg. S, 0.75%, 11/25/2028	EUR	1,185	1,128
Reg. S, 0.75%, 05/25/2052 (e)	EUR	3,627	2,083
Reg. S, 0.75%, 05/25/2053 (e)	EUR	1,598	893
Reg. S, 1.00%, 11/25/2025	EUR	2,810	2,864
Reg. S, 1.00%, 05/25/2027	EUR	3,898	3,867
Reg. S, 1.25%, 05/25/2034	EUR	2,842	2,487
Reg. S, 1.25%, 05/25/2036 (e)	EUR	2,854	2,394
Reg. S, 1.25%, 05/25/2038	EUR	550	446
Reg. S, 1.50%, 05/25/2031	EUR	3,873	3,732
Reg. S, 1.50%, 05/25/2050 (e)	EUR	2,391	1,752
Reg. S, 1.75%, 06/25/2039 (e)	EUR	1,597	1,394
Reg. S, 1.75%, 05/25/2066 (e)	EUR	686	501
Reg. S, 2.00%, 11/25/2032	EUR	1,180	1,152
Reg. S, 2.00%, 05/25/2048 (e)	EUR	1,407	1,177
Reg. S, 2.25%, 05/25/2024	EUR	883	938
Reg. S, 2.50%, 05/25/2030	EUR	5,621	5,885
Reg. S, 2.50%, 05/25/2043 (e)	EUR	140	131
Reg. S, 2.75%, 10/25/2027	EUR	3,179	3,400
Reg. S, 3.25%, 05/25/2045	EUR	2,665	2,837
Reg. S, 3.50%, 04/25/2026	EUR	36	39
Reg. S, 4.00%, 10/25/2038	EUR	658	765
Reg. S, 4.00%, 04/25/2055 (e)	EUR	1,031	1,256
Reg. S, 4.00%, 04/25/2060	EUR	1,108	1,379
Reg. S, 4.50%, 04/25/2041	EUR	2,142	2,672
Reg. S, 4.75%, 04/25/2035	EUR	1,867	2,303
Reg. S, 5.50%, 04/25/2029	EUR	2,037	2,513
Reg. S, 5.75%, 10/25/2032	EUR	1,029	1,353
Reg. S, 6.00%, 10/25/2025	EUR	2,740	3,183
Gemeinsame Deutsche Bundeslaender, (Germany),
Series 46, Reg. S, 1.13%, 09/30/2024	EUR	720	745
Series 58, Reg. S, 0.00%, 02/19/2027	EUR	220	208
Series 60, Reg. S, 0.01%, 02/04/2031	EUR	146	122
Gestion Securite de Stocks Securite SA, (France), Reg. S, 4.00%, 01/24/2024	EUR	100	108
Hong Kong Government Bond Programme, (Hong Kong),
1.89%, 03/02/2032	HKD	800	89
1.97%, 01/17/2029	HKD	1,300	151
Hong Kong Government International Bond, (Hong Kong),
Reg. S, 2.80%, 11/30/2024	CNH	5,000	721
Reg. S, 3.00%, 11/30/2026	CNH	10,000	1,442
Housing & Development Board, (Singapore),
Reg. S, 1.76%, 02/24/2027		SGD 250	174
Reg. S, 1.97%, 01/25/2029		SGD 750	512
Reg. S, 2.25%, 11/21/2024		SGD 750	544

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	119

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Hungary Government Bond, (Hungary),
Series 24/C, 2.50%, 10/24/2024	HUF	281,740	646
Series 26/E, 1.50%, 04/22/2026	HUF	100,410	202
Series 26/D, 2.75%, 12/22/2026	HUF	80,210	162
Series 27/A, 3.00%, 10/27/2027	HUF	194,780	379
Series 28/A, 6.75%, 10/22/2028	HUF	75,000	174
Series 30/A, 3.00%, 08/21/2030	HUF	297,350	534
Series 33/A, 2.25%, 04/20/2033	HUF	57,020	88
Series 34/A, 2.25%, 06/22/2034	HUF	100,520	149
Series 41/A, 3.00%, 04/25/2041	HUF	27,170	36
Hungary Government International Bond, (Hungary),
Reg. S, 0.50%, 11/18/2030	EUR	1,000	732
Reg. S, 1.63%, 04/28/2032	EUR	1,000	767
Reg. S, 1.75%, 10/10/2027	EUR	825	771
Reg. S, 1.75%, 06/05/2035	EUR	2,000	1,402
Hydro-Quebec, (Canada),
6.00%, 02/15/2040	CAD	300	265
SUB, 8.40%, 03/28/2025		600	643
SUB, 8.91%, 11/18/2024		800	857
Series HK, 9.38%, 04/15/2030		500	639
Ile-de-France Mobilites, (France),
Reg. S, 0.40%, 05/28/2031	EUR	300	254
Reg. S, 1.00%, 05/25/2034	EUR	300	245
Reg. S, 1.28%, 02/14/2042	EUR	100	72
Indonesia Government International Bond, (Indonesia),
0.90%, 02/14/2027	EUR	3,102	2,912
1.10%, 03/12/2033	EUR	1,000	777
1.85%, 03/12/2031		234	189
Reg. S, 2.15%, 07/18/2024	EUR	2,050	2,145
Reg. S, 3.75%, 06/14/2028	EUR	1,000	1,037
4.65%, 09/20/2032		600	587
Indonesia Treasury Bond, (Indonesia),
Series FR56, 8.38%, 09/15/2026	IDR	13,567,000	931
Series FR59, 7.00%, 05/15/2027	IDR	15,000,000	987
Series FR64, 6.13%, 05/15/2028	IDR	407,000	26
Series FR67, 8.75%, 02/15/2044	IDR	7,300,000	531
Series FR76, 7.38%, 05/15/2048	IDR	8,695,000	563
Series FR77, 8.13%, 05/15/2024	IDR	18,300,000	1,212
Series FR80, 7.50%, 06/15/2035	IDR	25,000,000	1,654
Series FR81, 6.50%, 06/15/2025	IDR	16,400,000	1,062
Series FR83, 7.50%, 04/15/2040	IDR	13,547,000	894
Series FR85, 7.75%, 04/15/2031	IDR	47,416,000	3,186
Series FR87, 6.50%, 02/15/2031	IDR	4,800,000	299
Industrial Bank of Korea, (South Korea), Reg. S, 0.02%, 07/16/2025	CHF	300	306
Infraestruturas de Portugal SA, (Portugal), Reg. S, 4.68%, 10/16/2024	EUR	150	165
Instituto de Credito Oficial, (Spain),
Reg. S, 0.25%, 04/30/2024	EUR	50	52
Reg. S, 2.65%, 01/31/2028	EUR	100	103

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

International Bank for Reconstruction & Development, (Supranational),
0.00%, 01/15/2027	EUR	2,125	2,012
Zero Coupon, 07/15/2029		13	10
Zero Coupon, 10/31/2030		1,000	696
0.10%, 09/17/2035	EUR	1,475	1,070
Reg. S, 0.20%, 01/21/2061	EUR	1,000	407
0.25%, 09/23/2027	GBP	2,900	2,907
0.25%, 05/21/2029	EUR	5,000	4,482
0.38%, 07/28/2025		50	45
0.50%, 10/28/2025		2,100	1,888
0.50%, 06/21/2035	EUR	50	39
0.65%, 02/10/2026		750	652
Reg. S, 0.70%, 10/22/2046	EUR	2,000	1,299
0.88%, 12/13/2024	GBP	2,050	2,321
1.00%, 12/21/2029	GBP	2,000	1,954
1.20%, 08/08/2034	EUR	9,000	7,790
(ICE LIBOR USD 3 Month + 0.00%), 1.60%, 05/31/2026 (aa)		1,000	914
1.63%, 01/15/2025		475	449
2.50%, 03/19/2024		465	452
3.00%, 09/27/2023		200	197
Investitionsbank Schleswig-Holstein, (Germany), Reg. S, 0.01%, 05/15/2026	EUR	100	96
Ireland Government Bond, (Ireland),
Reg. S, 0.00%, 10/18/2031	EUR	1,127	930
Reg. S, 0.20%, 05/15/2027	EUR	430	411
Reg. S, 0.20%, 10/18/2030	EUR	611	530
Reg. S, 0.35%, 10/18/2032	EUR	290	241
Reg. S, 0.40%, 05/15/2035	EUR	691	530
Reg. S, 0.55%, 04/22/2041	EUR	385	259
Reg. S, 0.90%, 05/15/2028	EUR	862	835
Reg. S, 1.10%, 05/15/2029	EUR	957	919
Reg. S, 1.30%, 05/15/2033	EUR	330	297
Reg. S, 1.35%, 03/18/2031	EUR	365	347
Reg. S, 1.50%, 05/15/2050	EUR	593	439
Reg. S, 1.70%, 05/15/2037	EUR	290	256
Reg. S, 2.00%, 02/18/2045	EUR	555	475
Reg. S, 2.40%, 05/15/2030	EUR	330	342
Reg. S, 3.40%, 03/18/2024	EUR	490	529
5.40%, 03/13/2025	EUR	790	892
Israel Government AID Bond, (Israel), 5.50%, 09/18/2033		900	982
Series 2, Zero Coupon, 11/01/2024		24	22
Israel Government Bond—Fixed, (Israel),
Series 142, 5.50%, 01/31/2042	ILS	290	107
Series 327, 2.00%, 03/31/2027	ILS	800	216
Series 330, 1.00%, 03/31/2030	ILS	1,200	287
Series 537, 1.50%, 05/31/2037	ILS	305	67
Israel Government International Bond, (Israel),
Reg. S, 0.63%, 01/18/2032	EUR	3,000	2,512
Reg. S, 1.50%, 01/18/2027	EUR	2,000	1,983
Reg. S, 2.50%, 01/16/2049	EUR	825	695
2.75%, 07/03/2030		400	363

SEE NOTES TO FINANCIAL STATEMENTS.

120	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Italy Buoni Poliennali Del Tesoro, (Italy),
Series 3Y, Reg. S, 0.00%, 01/30/2024	EUR	1,430	1,482
Series 3Y, Reg. S, 0.00%, 04/15/2024	EUR	1,278	1,315
Series 3Y, Reg. S, 0.00%, 12/15/2024	EUR	1,000	1,006
Series 3Y, Reg. S, 1.20%, 08/15/2025	EUR	500	504
Series 4Y, Reg. S, 0.00%, 01/15/2024	EUR	1,045	1,084
Series 5Y, Reg. S, 0.00%, 04/01/2026	EUR	2,810	2,673
Series 5Y, Reg. S, 0.00%, 08/01/2026	EUR	1,267	1,191
Series 5Y, Reg. S, 1.10%, 04/01/2027	EUR	370	355
Series 5Y, Reg. S, 1.75%, 07/01/2024	EUR	2,050	2,148
Series 5Y, Reg. S, 1.85%, 07/01/2025 (e)	EUR	980	1,008
Series 5Y, Reg. S, 2.65%, 12/01/2027	EUR	660	667
Series 6Y, Reg. S, 0.35%, 02/01/2025	EUR	2,130	2,144
Series 7Y, Reg. S, 0.25%, 03/15/2028	EUR	1,590	1,406
Series 7Y, Reg. S, 0.50%, 07/15/2028	EUR	1,694	1,499
Series 7Y, Reg. S, 0.65%, 10/15/2023	EUR	1,000	1,053
Series 7Y, Reg. S, 1.45%, 11/15/2024	EUR	950	985
Series 7Y, Reg. S, 1.45%, 05/15/2025	EUR	1,013	1,038
Series 7Y, Reg. S, 1.85%, 05/15/2024	EUR	1,340	1,409
Series 7Y, Reg. S, 2.10%, 07/15/2026	EUR	1,844	1,872
Series 7Y, Reg. S, 2.50%, 11/15/2025	EUR	545	568
Series 8Y, Reg. S, 0.85%, 01/15/2027 (e)	EUR	6,435	6,164
Series 10Y, Reg. S, 0.60%, 08/01/2031 (e)	EUR	2,294	1,799
Series 10Y, Reg. S, 0.95%, 08/01/2030	EUR	1,510	1,268
Series 10Y, Reg. S, 0.95%, 12/01/2031 (e)	EUR	2,105	1,681
Series 10Y, Reg. S, 0.95%, 06/01/2032	EUR	1,455	1,143
Series 10Y, Reg. S, 1.25%, 12/01/2026	EUR	2,107	2,058
Series 10Y, Reg. S, 1.50%, 06/01/2025	EUR	1,620	1,659
Series 10Y, Reg. S, 1.65%, 12/01/2030 (e)	EUR	2,253	1,981
Series 10Y, Reg. S, 2.00%, 12/01/2025	EUR	1,400	1,436
Series 10Y, Reg. S, 2.00%, 02/01/2028	EUR	342	335
Series 10Y, Reg. S, 2.05%, 08/01/2027	EUR	2,080	2,066
Series 10Y, Reg. S, 2.20%, 06/01/2027	EUR	1,977	1,987
Series 10Y, Reg. S, 2.50%, 12/01/2024	EUR	994	1,051
Series 10Y, Reg. S, 2.50%, 12/01/2032	EUR	490	439
Series 10Y, Reg. S, 2.80%, 12/01/2028	EUR	2,648	2,656
Series 10Y, Reg. S, 3.00%, 08/01/2029	EUR	1,946	1,949
Series 10Y, Reg. S, 3.75%, 09/01/2024	EUR	1,230	1,328
Series 11Y, Reg. S, 0.90%, 04/01/2031	EUR	1,957	1,599
Series 11Y, Reg. S, 1.35%, 04/01/2030	EUR	1,390	1,222
Series 11Y, Reg. S, 4.50%, 03/01/2024	EUR	59	64
Series 13Y, Reg. S, 4.00%, 04/30/2035 (e)	EUR	800	796
Series 15Y, Reg. S, 2.45%, 09/01/2033 (e)	EUR	1,611	1,405
Series 15Y, Reg. S, 4.75%, 09/01/2028 (e)	EUR	1,270	1,411
Series 16Y, Reg. S, 0.95%, 03/01/2037 (e)	EUR	1,134	757

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 16Y, Reg. S, 1.45%, 03/01/2036 (e)	EUR	879	647
Series 16Y, Reg. S, 3.25%, 03/01/2038 (e)	EUR	520	465
Series 16Y, Reg. S, 3.50%, 03/01/2030 (e)	EUR	86	88
Series 16Y, Reg. S, 4.50%, 03/01/2026 (e)	EUR	3	3
Series 16Y, Reg. S, 5.00%, 03/01/2025 (e)	EUR	890	985
Series 17Y, Reg. S, 1.65%, 03/01/2032 (e)	EUR	676	574
Series 20Y, Reg. S, 2.25%, 09/01/2036 (e)	EUR	1,014	825
Series 20Y, Reg. S, 2.95%, 09/01/2038b (e)	EUR	852	735
Series 21Y, Reg. S, 1.80%, 03/01/2041 (e)	EUR	1,274	884
Series 21Y, Reg. S, 3.10%, 03/01/2040 (e)	EUR	1,112	960
Series 26Y, Reg. S, 3.35%, 03/01/2035 (e)	EUR	2,660	2,468
Series 30Y, Reg. S, 2.15%, 09/01/2052 (e)	EUR	641	416
Series 30Y, Reg. S, 3.85%, 09/01/2049 (e)	EUR	930	871
Series 30Y, Reg. S, 6.50%, 11/01/2027	EUR	890	1,066
Series 30Y, Reg. S, 7.25%, 11/01/2026	EUR	2,200	2,660
Series 31Y, Reg. S, 1.70%, 09/01/2051 (e)	EUR	1,667	991
Series 31Y, Reg. S, 2.70%, 03/01/2047 (e)	EUR	920	713
Series 31Y, Reg. S, 3.25%, 09/01/2046 (e)	EUR	1,090	935
Series 31Y, Reg. S, 3.45%, 03/01/2048 (e)	EUR	1,035	911
Series 31Y, Reg. S, 4.00%, 02/01/2037 (e)	EUR	1,310	1,310
Series 31Y, Reg. S, 4.75%, 09/01/2044 (e)	EUR	2,105	2,249
Series 31Y, Reg. S, 5.00%, 08/01/2034 (e)	EUR	966	1,054
Series 31Y, Reg. S, 5.00%, 09/01/2040 (e)	EUR	960	1,056
Series 31Y, Reg. S, 5.25%, 11/01/2029	EUR	1,777	2,035
Series 31Y, Reg. S, 5.75%, 02/01/2033	EUR	1,100	1,282
Series 31Y, Reg. S, 6.00%, 05/01/2031	EUR	1,753	2,101
Series 32Y, Reg. S, 5.00%, 08/01/2039 (e)	EUR	1,341	1,470
Series 34Y, Reg. S, 1.50%, 04/30/2045 (e)	EUR	951	576
Series 50Y, Reg. S, 2.15%, 03/01/2072 (e)	EUR	357	214

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	121

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Series 50Y, Reg. S, 2.80%, 03/01/2067 (e)	EUR	665	479
Series CAC, Reg. S, 2.45%, 09/01/2050 (e)	EUR	862	614
Japan Expressway Holding and Debt Repayment Agency, (Japan),
Series 37, 2.42%, 06/20/2028	JPY	100,000	840
Series 75, 1.96%, 09/19/2031	JPY	100,000	840
Series 271, 0.02%, 03/31/2026	JPY	200,000	1,519
Series 347, 0.73%, 04/30/2048	JPY	200,000	1,265
Japan Finance Corp., (Japan), Series 57, 0.00%, 10/17/2025	JPY	200,000	1,518
Japan Finance Organization for Municipalities, (Japan),
Reg. S, 0.05%, 02/12/2027	EUR	500	467
Reg. S, 0.63%, 09/02/2025		1,000	896
Series 55, 0.78%, 12/28/2023	JPY	100,000	767
Series 69, 0.48%, 02/28/2025	JPY	100,000	767
Series 2022, 2.32%, 06/18/2027	JPY	120,000	992
Japan Government Five Year Bond, (Japan),
Series 141, 0.10%, 09/20/2024	JPY	1,500,000	11,442
Series 142, 0.10%, 12/20/2024	JPY	1,283,550	9,791
Series 143, 0.10%, 03/20/2025	JPY	15,700	120
Series 144, 0.10%, 06/20/2025	JPY	329,000	2,509
Series 148, 0.01%, 06/20/2026	JPY	409,750	3,113
Series 150, 0.01%, 12/20/2026	JPY	1,874,550	14,198
Series 151, 0.01%, 03/20/2027	JPY	1,554,850	11,757
Series 153, 0.01%, 06/20/2027	JPY	459,600	3,469
Japan Government Forty Year Bond, (Japan),
Series 1, 2.40%, 03/20/2048	JPY	100,000	908
Series 3, 2.20%, 03/20/2050	JPY	976,550	8,622
Series 5, 2.00%, 03/20/2052	JPY	362,900	3,038
Series 10, 0.90%, 03/20/2057	JPY	400,450	2,478
Series 12, 0.50%, 03/20/2059	JPY	687,650	3,636
Series 15, 1.00%, 03/20/2062	JPY	46,350	283
Japan Government Ten Year Bond, (Japan),
Series 342, 0.10%, 03/20/2026	JPY	62,900	480
Series 343, 0.10%, 06/20/2026	JPY	227,350	1,732
Series 344, 0.10%, 09/20/2026	JPY	2,100,450	15,988
Series 346, 0.10%, 03/20/2027	JPY	1,000,000	7,590
Series 349, 0.10%, 12/20/2027	JPY	1,115,800	8,435
Series 357, 0.10%, 12/20/2029	JPY	538,000	4,007
Series 358, 0.10%, 03/20/2030	JPY	995,000	7,388
Series 360, 0.10%, 09/20/2030	JPY	510,250	3,773
Series 361, 0.10%, 12/20/2030	JPY	971,000	7,166
Series 363, 0.10%, 06/20/2031	JPY	765,250	5,634
Series 366, 0.20%, 03/20/2032	JPY	180,000	1,344
Series 367, 0.20%, 06/20/2032	JPY	251,200	1,873
Series 368, 0.20%, 09/20/2032	JPY	502,950	3,752

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Japan Government Thirty Year Bond, (Japan),
Series 5, 2.20%, 05/20/2031	JPY	143,400	1,244
Series 11, 1.70%, 06/20/2033	JPY	100,000	846
Series 17, 2.40%, 12/20/2034	JPY	112,150	1,013
Series 18, 2.30%, 03/20/2035	JPY	870,900	7,790
Series 20, 2.50%, 09/20/2035	JPY	156,800	1,432
Series 21, 2.30%, 12/20/2035	JPY	749,850	6,714
Series 22, 2.50%, 03/20/2036	JPY	132,250	1,210
Series 23, 2.50%, 06/20/2036	JPY	149,200	1,365
Series 24, 2.50%, 09/20/2036	JPY	405,100	3,711
Series 32, 2.30%, 03/20/2040	JPY	271,450	2,423
Series 33, 2.00%, 09/20/2040	JPY	333,000	2,850
Series 34, 2.20%, 03/20/2041	JPY	444,200	3,907
Series 35, 2.00%, 09/20/2041	JPY	844,000	7,220
Series 43, 1.70%, 06/20/2044	JPY	64,500	524
Series 50, 0.80%, 03/20/2046	JPY	81,550	546
Series 51, 0.30%, 06/20/2046	JPY	197,200	1,169
Series 52, 0.50%, 09/20/2046	JPY	145,450	902
Series 61, 0.70%, 12/20/2048	JPY	167,700	1,057
Series 62, 0.50%, 03/20/2049	JPY	608,350	3,623
Series 63, 0.40%, 06/20/2049	JPY	209,600	1,209
Series 64, 0.40%, 09/20/2049	JPY	387,050	2,224
Series 65, 0.40%, 12/20/2049	JPY	517,250	2,995
Series 66, 0.40%, 03/20/2050	JPY	354,850	2,049
Series 67, 0.60%, 06/20/2050	JPY	50,000	301
Series 68, 0.60%, 09/20/2050	JPY	131,500	788
Series 70, 0.70%, 03/20/2051	JPY	30,000	184
Series 71, 0.70%, 06/20/2051	JPY	118,600	725
Series 73, 0.70%, 12/20/2051	JPY	20,000	122
Series 74, 1.00%, 03/20/2052	JPY	104,000	686
Series 75, 1.30%, 06/20/2052	JPY	40,000	286
Series 76, 1.40%, 09/20/2052	JPY	100,900	735
Japan Government Twenty Year Bond, (Japan),
Series 80, 2.10%, 06/20/2025	JPY	517,000	4,137
Series 92, 2.10%, 12/20/2026	JPY	196,250	1,610
Series 94, 2.10%, 03/20/2027	JPY	1,047,500	8,618
Series 96, 2.10%, 06/20/2027	JPY	93,350	771
Series 105, 2.10%, 09/20/2028	JPY	263,700	2,210
Series 121, 1.90%, 09/20/2030	JPY	608,800	5,134
Series 122, 1.80%, 09/20/2030	JPY	965,200	8,085
Series 125, 2.20%, 03/20/2031	JPY	768,850	6,654
Series 126, 2.00%, 03/20/2031	JPY	845,200	7,210
Series 133, 1.80%, 12/20/2031	JPY	818,050	6,934
Series 134, 1.80%, 03/20/2032	JPY	447,550	3,803
Series 137, 1.70%, 06/20/2032	JPY	295,450	2,499
Series 140, 1.70%, 09/20/2032	JPY	218,800	1,853
Series 147, 1.60%, 12/20/2033	JPY	91,200	764
Series 148, 1.50%, 03/20/2034	JPY	970,000	8,035
Series 151, 1.20%, 12/20/2034	JPY	585,550	4,677
Series 164, 0.50%, 03/20/2038	JPY	432,900	3,043
Series 168, 0.40%, 03/20/2039	JPY	534,150	3,630
Series 170, 0.30%, 09/20/2039	JPY	293,500	1,944

SEE NOTES TO FINANCIAL STATEMENTS.

122	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Series 172, 0.40%, 03/20/2040	JPY	145,000	969
Series 173, 0.40%, 06/20/2040	JPY	872,500	5,807
Series 175, 0.50%, 12/20/2040	JPY	698,400	4,693
Series 176, 0.50%, 03/20/2041	JPY	143,050	957
Series 177, 0.40%, 06/20/2041	JPY	688,850	4,510
Series 178, 0.50%, 09/20/2041	JPY	872,300	5,809
Series 179, 0.50%, 12/20/2041	JPY	25,000	166
Series 180, 0.80%, 03/20/2042	JPY	125,000	876
Series 182, 1.10%, 09/20/2042	JPY	45,700	337
Japan Government Two Year Bond, (Japan),
Series 430, 0.01%, 11/01/2023	JPY	300,000	2,287
Series 434, 0.01%, 03/01/2024	JPY	2,149,800	16,380
Japan Housing Finance Agency, (Japan),
Series 71, 1.75%, 03/19/2026	JPY	200,000	1,598
Series 108, 1.43%, 06/18/2027	JPY	100,000	797
Japan International Cooperation Agency, (Japan), Series 35, 0.08%, 06/19/2026	JPY	200,000	1,514
Japanese Government CPI Linked Bond, (Japan), Series 25, 0.20%, 03/10/2030	JPY	103,411	852
Jersey International Bond, (Jersey), Reg. S, 3.75%, 06/09/2054	GBP	400	402
Junta de Castilla y Leon, (Spain), Reg. S, 0.43%, 04/30/2030	EUR	62	53
Kazakhstan Government International Bond, (Kazakhstan), Reg. S, 1.50%, 09/30/2034	EUR	400	316
Kingdom of Belgium Government Bond, (Belgium),
Series 44, Reg. S, 5.00%, 03/28/2035 (e)	EUR	580	726
Series 60, Reg. S, 4.25%, 03/28/2041 (e)	EUR	820	976
Series 64, Reg. S, 4.50%, 03/28/2026 (e)	EUR	705	798
Series 66, Reg. S, 4.00%, 03/28/2032	EUR	342	391
Series 71, Reg. S, 3.75%, 06/22/2045	EUR	563	639
Series 72, Reg. S, 2.60%, 06/22/2024 (e)	EUR	850	908
Series 73, Reg. S, 3.00%, 06/22/2034 (e)	EUR	2,138	2,233
Series 74, Reg. S, 0.80%, 06/22/2025 (e)	EUR	739	756
Series 75, Reg. S, 1.00%, 06/22/2031 (e)	EUR	997	908
Series 76, Reg. S, 1.90%, 06/22/2038 (e)	EUR	513	454
Series 77, Reg. S, 1.00%, 06/22/2026 (e)	EUR	1,412	1,428

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 78, Reg. S, 1.60%, 06/22/2047 (e)	EUR	1,007	768
Series 80, Reg. S, 2.15%, 06/22/2066 (e)	EUR	411	342
Series 82, Reg. S, 0.50%, 10/22/2024 (e)	EUR	1,000	1,029
Series 83, Reg. S, 2.25%, 06/22/2057 (e)	EUR	467	400
Series 84, Reg. S, 1.45%, 06/22/2037 (e)	EUR	300	252
Series 85, Reg. S, 0.80%, 06/22/2028 (e)	EUR	1,912	1,847
Series 86, Reg. S, 1.25%, 04/22/2033 (e)	EUR	874	783
Series 87, Reg. S, 0.90%, 06/22/2029 (e)	EUR	1,504	1,425
Series 88, Reg. S, 1.70%, 06/22/2050 (e)	EUR	616	465
Series 89, Reg. S, 0.10%, 06/22/2030 (e)	EUR	472	410
Series 90, Reg. S, 0.40%, 06/22/2040 (e)	EUR	885	578
Series 91, Reg. S, 0.00%, 10/22/2027 (e)	EUR	1,816	1,699
Series 92, Reg. S, 0.00%, 10/22/2031 (e)	EUR	1,087	891
Series 93, Reg. S, 0.65%, 06/22/2071 (e)	EUR	428	191
Series 94, Reg. S, 0.35%, 06/22/2032 (e)	EUR	1,390	1,152
Series 95, Reg. S, 1.40%, 06/22/2053 (e)	EUR	565	383
Series 96, Reg. S, 2.75%, 04/22/2039 (e)	EUR	400	394
Kommunalbanken A/S, (Norway),
Reg. S, 0.05%, 10/24/2029	EUR	200	174
Reg. S, 0.63%, 04/20/2026	EUR	1,200	1,180
Reg. S, 0.88%, 05/24/2027	EUR	500	484
Kommunekredit, (Denmark),
Reg. S, 0.01%, 05/04/2034	EUR	500	375
Reg. S, 0.25%, 03/29/2023	EUR	175	186
Reg. S, 0.50%, 01/24/2025	EUR	700	709
Reg. S, 2.38%, 09/15/2032	EUR	4,000	3,998
Kommuninvest I Sverige AB, (Sweden),
Reg. S, 1.50%, 05/12/2025	SEK	3,000	274
Series 2505, Reg. S, 1.00%, 05/12/2025	SEK	5,000	452
Series 2602, Reg. S, 0.75%, 02/04/2026	SEK	2,880	253
Series 2611, Reg. S, 1.00%, 11/12/2026	SEK	4,000	349
Series G24, Reg. S, 0.38%, 03/27/2024	SEK	4,880	451
Korea Development Bank (The), (South Korea),
Reg. S, 1.83%, 08/10/2027	SEK	2,000	181
2.63%, 09/08/2027	EUR	6,500	6,678

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	123

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
6.00%, 01/22/2025	IDR	15,000,000	943
Korea Expressway Corp., (South Korea), Reg. S, 3.10%, 06/08/2026		800	736
Korea Housing Finance Corp., (South Korea),
Reg. S, 0.10%, 06/18/2024	EUR	100	102
Reg. S, 1.96%, 07/19/2026	EUR	100	101
Korea Hydro & Nuclear Power Co. Ltd., (South Korea), Reg. S, 0.00%, 07/19/2024	CHF	300	313
Korea National Oil Corp., (South Korea),
Reg. S, 0.00%, 10/04/2024	CHF	300	312
Reg. S, 0.26%, 07/30/2027	CHF	300	293
Korea Treasury Bond, (South Korea),
Series 2409, 1.38%, 09/10/2024	KRW	6,317,140	4,803
Series 2509, 1.13%, 09/10/2025	KRW	3,647,620	2,691
Series 2612, 1.50%, 12/10/2026	KRW	9,574,780	6,940
Series 3006, 1.38%, 06/10/2030	KRW	3,108,500	2,075
Series 3106, 2.00%, 06/10/2031	KRW	3,015,550	2,076
Series 3112, 2.38%, 12/10/2031	KRW	1,717,530	1,212
Series 3909, 1.13%, 09/10/2039	KRW	2,422,100	1,298
Series 4009, 1.50%, 09/10/2040	KRW	2,000,000	1,129
Series 4603, 2.00%, 03/10/2046	KRW	1,444,000	843
Series 4703, 2.13%, 03/10/2047	KRW	365,530	217
Series 5003, 1.50%, 03/10/2050	KRW	7,596,800	3,770
Series 7009, 1.63%, 09/10/2070	KRW	876,950	375
Kuntarahoitus OYJ, (Finland),
Reg. S, 0.00%, 10/14/2030	EUR	500	423
Reg. S, 0.05%, 09/06/2029	EUR	400	351
Reg. S, 0.13%, 03/07/2024	EUR	180	186
Reg. S, 1.25%, 02/23/2033	EUR	200	179
Land Baden-Wuerttemberg, (Germany),
Reg. S, 0.01%, 09/02/2030	EUR	118	100
Reg. S, 0.63%, 01/27/2026	EUR	380	378
Land Berlin, (Germany),
Reg. S, 0.01%, 07/02/2030	EUR	490	418
Reg. S, 0.10%, 01/18/2030	EUR	135	118
Reg. S, 0.13%, 11/24/2045	EUR	90	50
Reg. S, 0.63%, 01/26/2052	EUR	100	59
Reg. S, 1.63%, 08/02/2032	EUR	180	169
Series 493, Reg. S, 0.63%, 02/08/2027	EUR	570	554
Series 495, Reg. S, 1.38%, 06/05/2037	EUR	260	219
Series 506, Reg. S, 1.38%, 08/27/2038	EUR	115	95
Series 530, Reg. S, 0.10%, 01/18/2041	EUR	80	50
Land Thueringen, (Germany),
Reg. S, 0.05%, 05/06/2030	EUR	260	224
Reg. S, 0.13%, 01/13/2051	EUR	100	49
Latvia Government International Bond, (Latvia),
Reg. S, 0.00%, 03/17/2031	EUR	100	78

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 1.13%, 05/30/2028	EUR	390	369
Reg. S, 1.38%, 05/16/2036	EUR	110	89
Reg. S, 1.88%, 02/19/2049	EUR	100	76
Lithuania Government International Bond, (Lithuania),
Reg. S, 0.25%, 05/06/2025	EUR	70	70
Reg. S, 0.50%, 07/28/2050	EUR	210	103
Reg. S, 0.75%, 05/06/2030	EUR	440	383
Reg. S, 2.13%, 06/01/2032	EUR	210	196
Luxembourg Government Bond, (Luxembourg),
Reg. S, 0.00%, 04/28/2025	EUR	110	110
Reg. S, 0.00%, 11/13/2026	EUR	130	124
Reg. S, 0.00%, 04/28/2030	EUR	150	129
Malaysia Government Bond, (Malaysia),
Series 114, 4.18%, 07/15/2024	MYR	3,000	685
Series 122, 3.58%, 07/15/2032	MYR	4,400	959
Series 216, 4.74%, 03/15/2046	MYR	1,620	377
Series 219, 3.89%, 08/15/2029	MYR	6,600	1,488
Series 307, 3.50%, 05/31/2027	MYR	2,000	447
Series 418, 4.89%, 06/08/2038	MYR	3,010	727
Series 518, 4.92%, 07/06/2048	MYR	550	130
Series 519, 3.76%, 05/22/2040	MYR	2,290	480
Malaysia Government Investment Issue, (Malaysia),
Series 119, 4.13%, 07/09/2029	MYR	1,930	439
Series 217, 4.05%, 08/15/2024	MYR	3,090	707
Series 218, 4.37%, 10/31/2028	MYR	7,600	1,757
Series 219, 4.47%, 09/15/2039	MYR	2,000	457
Series 222, 5.36%, 05/15/2052	MYR	1,780	443
Series 319, 3.73%, 03/31/2026	MYR	2,640	597
Series 417, 4.90%, 05/08/2047	MYR	521	122
Series 617, 4.72%, 06/15/2033	MYR	795	189
Metropolitano de Lisboa EPE, (Portugal), 4.80%, 12/07/2027	EUR	700	797
7.30%, 12/23/2025	EUR	500	594
Mexican Bonos, (Mexico),
Series M, 7.75%, 05/29/2031	MXN	12,000	570
Series M 20, 7.50%, 06/03/2027	MXN	17,000	822
Series M 20, 8.50%, 05/31/2029	MXN	1,000	50
Series M 30, 8.50%, 11/18/2038	MXN	2,000	97
Mexico Government International Bond, (Mexico),
1.13%, 01/17/2030	EUR	1,200	1,043
1.35%, 09/18/2027	EUR	3,075	2,951
1.45%, 10/25/2033	EUR	2,000	1,518
1.63%, 04/08/2026	EUR	200	201
2.13%, 10/25/2051	EUR	2,200	1,278
3.00%, 03/06/2045	EUR	825	630
3.50%, 02/12/2034		700	561
Reg. S, 4.00%, 03/15/2115	EUR	500	374
4.40%, 02/12/2052		400	293
4.50%, 04/22/2029		200	190
4.60%, 02/10/2048		250	192

SEE NOTES TO FINANCIAL STATEMENTS.

124	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 5.63%, 03/19/2114	GBP	800	721
5.75%, 10/12/2110		80	67
6.75%, 02/06/2024	GBP	100	123
Ministeries Van de Vlaamse Gemeenschap, (Belgium),
Reg. S, 1.00%, 01/23/2051	EUR	100	60
Reg. S, 1.38%, 11/21/2033	EUR	500	435
Reg. S, 1.50%, 07/12/2038	EUR	100	81
Reg. S, 1.50%, 04/11/2044	EUR	100	74
Reg. S, 3.00%, 10/12/2032	EUR	100	102
Municipal Finance Authority of British Columbia, (Canada),
1.10%, 06/01/2025	CAD	200	138
2.55%, 10/09/2029	CAD	300	203
2.80%, 12/03/2023	CAD	500	363
Nederlandse Waterschapsbank NV, (Netherlands),
Reg. S, 0.05%, 01/28/2030	EUR	374	323
0.13%, 09/25/2023	EUR	400	420
Reg. S, 0.25%, 06/07/2024	EUR	683	701
Reg. S, 0.38%, 09/28/2046	EUR	169	100
Reg. S, 0.75%, 10/04/2041	EUR	200	140
Reg. S, 1.00%, 03/01/2028	EUR	300	289
Reg. S, 1.25%, 05/27/2036	EUR	140	117
Reg. S, 1.50%, 06/15/2039	EUR	160	134
5.20%, 03/31/2025	CAD	1,000	755
Netherlands Government Bond, (Netherlands),
Reg. S, 0.00%, 01/15/2024 (e)	EUR	446	465
0.00%, 01/15/2026	EUR	1,630	1,607
Reg. S, 0.00%, 01/15/2027 (e)	EUR	990	952
0.00%, 01/15/2029	EUR	230	209
Reg. S, 0.00%, 07/15/2030 (e)	EUR	764	666
Reg. S, 0.00%, 07/15/2031 (e)	EUR	1,167	988
Reg. S, 0.00%, 01/15/2038 (e)	EUR	562	394
Reg. S, 0.00%, 01/15/2052 (e)	EUR	814	422
Reg. S, 0.25%, 07/15/2025 (e)	EUR	354	357
Reg. S, 0.25%, 07/15/2029 (e)	EUR	479	438
Reg. S, 0.50%, 07/15/2032 (e)	EUR	860	744
Reg. S, 0.50%, 01/15/2040 (e)	EUR	980	723
Reg. S, 0.75%, 07/15/2027 (e)	EUR	1,613	1,588
Reg. S, 0.75%, 07/15/2028 (e)	EUR	1,090	1,053
Reg. S, 2.00%, 07/15/2024 (e)	EUR	644	682
Reg. S, 2.00%, 01/15/2054 (e)	EUR	230	213
Reg. S, 2.50%, 01/15/2033 (e)	EUR	1,938	2,011
Reg. S, 2.75%, 01/15/2047 (e)	EUR	1,348	1,457
Reg. S, 3.75%, 01/15/2042 (e)	EUR	1,181	1,433
Reg. S, 4.00%, 01/15/2037 (e)	EUR	974	1,173
Reg. S, 5.50%, 01/15/2028 (e)	EUR	666	806
New South Wales Treasury Corp., (Australia), 1.25%, 11/20/2030	AUD	1,800	959
Reg. S, 2.50%, 11/22/2032	AUD	800	448
Reg. S, 3.00%, 03/20/2028	AUD	560	360
Reg. S, 3.00%, 02/20/2030	AUD	200	124
Series 27, Reg. S, 3.00%, 05/20/2027	AUD	1,100	716

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

New Zealand Government Bond, (New Zealand),
Series 425, Reg. S, 2.75%, 04/15/2025	NZD	1,700	1,029
Series 427, Reg. S, 4.50%, 04/15/2027	NZD	730	462
Series 429, 3.00%, 04/20/2029	NZD	1,130	659
Series 528, 0.25%, 05/15/2028	NZD	1,180	600
Series 532, 2.00%, 05/15/2032	NZD	1,090	563
Series 551, 2.75%, 05/15/2051	NZD	433	197
New Zealand Local Government Funding Agency Bond, (New Zealand),
Reg. S, 2.00%, 04/15/2037	NZD	830	338
3.50%, 04/14/2033	NZD	300	162
Northern Territory Treasury Corp., (Australia), Reg. S, 2.00%, 04/21/2031	AUD	600	332
Norway Government Bond, (Norway),
Series 476, Reg. S, 3.00%, 03/14/2024 (e)	NOK	6,073	619
Series 477, Reg. S, 1.75%, 03/13/2025 (e)	NOK	1,920	190
Series 478, Reg. S, 1.50%, 02/19/2026 (e)	NOK	4,500	438
Series 479, Reg. S, 1.75%, 02/17/2027 (e)	NOK	3,070	298
Series 480, Reg. S, 2.00%, 04/26/2028 (e)	NOK	3,320	321
Series 481, Reg. S, 1.75%, 09/06/2029 (e)	NOK	3,040	284
Series 482, Reg. S, 1.38%, 08/19/2030 (e)	NOK	5,080	455
Series 483, Reg. S, 1.25%, 09/17/2031 (e)	NOK	2,794	244
Series 484, Reg. S, 2.13%, 05/18/2032 (e)	NOK	4,567	427
OMERS Finance Trust, (Canada),
0.45%, 05/13/2025 (e)	EUR	250	249
Reg. S, 0.45%, 05/13/2025	EUR	2,700	2,695
Ontario Electricity Financial Corp., (Canada), Series 40, Zero Coupon, 04/11/2031	CAD	1,500	785
Ontario Teachers’ Finance Trust, (Canada),
Reg. S, 0.50%, 05/06/2025	EUR	6,800	6,798
Reg. S, 0.90%, 05/20/2041	EUR	1,850	1,275
Reg. S, 3.30%, 10/05/2029	EUR	400	420
Panama Government International Bond, (Panama),
3.30%, 01/19/2033		400	324
4.50%, 01/19/2063		400	281
Peruvian Government International Bond, (Peru),
Reg. S, 1.95%, 11/17/2036	EUR	1,000	733
Reg. S, 2.75%, 01/30/2026	EUR	825	836
2.78%, 01/23/2031		110	91
3.00%, 01/15/2034		570	449
3.23%, 07/28/2121		25	15
3.55%, 03/10/2051		75	53
Reg. S, 6.90%, 08/12/2037	PEN	1,000	235

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	125

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Philippine Government International Bond, (Philippines),
1.65%, 06/10/2031		200	160
1.75%, 04/28/2041	EUR	1,000	728
5.61%, 04/13/2033		400	423
9.50%, 02/02/2030		100	127
Portugal Obrigacoes do Tesouro OT, (Portugal),
Reg. S, 0.30%, 10/17/2031 (e)	EUR	472	387
Reg. S, 0.48%, 10/18/2030 (e)	EUR	377	326
Reg. S, 0.70%, 10/15/2027 (e)	EUR	1,155	1,115
Reg. S, 0.90%, 10/12/2035 (e)	EUR	861	666
Reg. S, 1.00%, 04/12/2052 (e)	EUR	140	75
Reg. S, 1.15%, 04/11/2042 (e)	EUR	145	99
Reg. S, 1.65%, 07/16/2032 (e)	EUR	230	209
Reg. S, 1.95%, 06/15/2029 (e)	EUR	613	612
Reg. S, 2.13%, 10/17/2028 (e)	EUR	1,047	1,069
Reg. S, 2.88%, 10/15/2025 (e)	EUR	820	878
Reg. S, 2.88%, 07/21/2026 (e)	EUR	580	621
Reg. S, 3.88%, 02/15/2030 (e)	EUR	510	569
Reg. S, 4.10%, 04/15/2037 (e)	EUR	527	583
Reg. S, 4.10%, 02/15/2045 (e)	EUR	640	714
Reg. S, 4.13%, 04/14/2027 (e)	EUR	480	538
Reg. S, 5.65%, 02/15/2024 (e)	EUR	699	772
Series 15Y, Reg. S, 2.25%, 04/18/2034 (e)	EUR	426	401
Province of Alberta Canada, (Canada),
Reg. S, 1.40%, 02/20/2029	SEK	2,000	163
2.20%, 06/01/2026	CAD	600	419
Province of British Columbia Canada, (Canada),
2.80%, 06/18/2048	CAD	400	227
7.25%, 09/01/2036		300	367
7.88%, 11/30/2023	CAD	620	468
Province of Manitoba Canada, (Canada), 2.75%, 06/02/2029	CAD	500	345
Province of Nova Scotia Canada, (Canada), 3.45%, 06/01/2045	CAD	200	127
Province of Ontario Canada, (Canada),
Reg. S, 0.01%, 11/25/2030	EUR	3,000	2,468
Reg. S, 0.25%, 12/15/2026	GBP	1,900	1,938
Reg. S, 0.25%, 06/09/2031	EUR	3,000	2,468
Reg. S, 0.50%, 12/15/2023	GBP	500	585
Reg. S, 0.63%, 04/17/2025	EUR	400	403
Reg. S, 0.88%, 01/21/2025	EUR	1,000	1,019
5.60%, 06/02/2035	CAD	300	252
Province of Quebec Canada, (Canada),
Reg. S, 0.25%, 05/05/2031	EUR	8,000	6,635
Reg. S, 0.50%, 01/25/2032	EUR	3,000	2,483
Reg. S, 0.88%, 05/04/2027	EUR	3,500	3,388
Reg. S, 0.88%, 07/05/2028	EUR	1,025	964
Reg. S, 2.38%, 01/22/2024	EUR	425	451
3.50%, 12/01/2045	CAD	200	130
Series PD, 7.50%, 09/15/2029		100	118

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Province of Saskatchewan Canada, (Canada), 3.30%, 06/02/2048	CAD	400	248
Queensland Treasury Corp., (Australia),
Reg. S, 1.75%, 08/21/2031 (e)	AUD	1,160	630
Reg. S, 1.75%, 07/20/2034 (e)	A	UD 500	246
Reg. S, 2.25%, 11/20/2041 (e)	AUD	450	197
Series 27, Reg. S, 2.75%, 08/20/2027 (e)	AUD	1,800	1,156
Regiao Autonoma Madeira, (Portugal), 0.94%, 05/29/2032	EUR	200	166
Regie Autonome des Transports Parisiens, (France),
Reg. S, 0.38%, 06/15/2024	EUR	300	309
Reg. S, 0.40%, 12/19/2036	EUR	682	621
Reg. S, 0.88%, 05/25/2027	EUR	100	97
Reg. S, 1.75%, 05/25/2031	EUR	500	476
Reg. S, 1.88%, 05/25/2032	EUR	100	93
Region of Ile de France, (France),
Reg. S, 0.00%, 04/20/2028	EUR	200	181
Reg. S, 0.50%, 06/14/2025	EUR	200	201
Reg. S, 3.63%, 03/27/2024	EUR	100	107
Region Wallonne Belgium, (Belgium),
Reg. S, 0.05%, 06/22/2025	EUR	800	796
Reg. S, 0.25%, 05/03/2026	EUR	300	293
Reg. S, 0.38%, 10/22/2031	EUR	100	83
Reg. S, 0.50%, 06/22/2037	EUR	100	69
Reg. S, 1.05%, 06/22/2040	EUR	100	70
Reg. S, 1.38%, 04/06/2032	EUR	200	178
Republic of Austria Government Bond, (Austria),
Reg. S, 0.00%, 07/15/2024 (e)	EUR	280	287
Reg. S, 0.00%, 10/20/2028 (e)	EUR	490	443
Reg. S, 0.00%, 02/20/2030 (e)	EUR	408	352
Reg. S, 0.00%, 02/20/2031 (e)	EUR	1,344	1,124
Reg. S, 0.00%, 10/20/2040 (e)	EUR	350	214
Reg. S, 0.25%, 10/20/2036 (e)	EUR	500	363
Reg. S, 0.50%, 04/20/2027 (e)	EUR	1,100	1,067
Reg. S, 0.50%, 02/20/2029 (e)	EUR	739	682
Reg. S, 0.70%, 04/20/2071 (e)	EUR	161	76
Reg. S, 0.75%, 10/20/2026 (e)	EUR	1,000	996
Reg. S, 0.75%, 02/20/2028 (e)	EUR	740	712
Reg. S, 0.75%, 03/20/2051 (e)	EUR	1,052	645
Reg. S, 0.85%, 06/30/2120 (e)	EUR	300	132
Reg. S, 0.90%, 02/20/2032 (e)	EUR	480	424
Reg. S, 1.20%, 10/20/2025 (e)	EUR	860	884
Reg. S, 1.50%, 02/20/2047 (e)	EUR	495	390
Reg. S, 1.50%, 11/02/2086 (e)	EUR	190	121
Reg. S, 1.85%, 05/23/2049 (e)	EUR	100	83
Reg. S, 2.10%, 09/20/2117 (e)	EUR	376	294
Reg. S, 2.40%, 05/23/2034 (e)	EUR	673	671
Reg. S, 3.15%, 06/20/2044 (e)	EUR	368	391
Reg. S, 3.80%, 01/26/2062 (e)	EUR	210	257
Reg. S, 4.15%, 03/15/2037 (e)	EUR	765	908
Reg. S, 4.85%, 03/15/2026 (e)	EUR	911	1,037

SEE NOTES TO FINANCIAL STATEMENTS.

126	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 6.25%, 07/15/2027	EUR	133	163
Series 1, Reg. S, 1.65%, 10/21/2024 (e)	EUR	1,468	1,539
Republic of Austria Government International Bond, (Austria), Reg. S, 5.38%, 12/01/2034 (e)	CAD	200	162
Republic of Italy Government International Bond, (Italy),
1.25%, 02/17/2026		2,000	1,735
2.88%, 10/17/2029		200	165
Reg. S, (ICE EURIBOR Swap Rate 30 Year + 0.00%), 4.25%, 06/28/2029 (aa)	EUR	1,000	1,062
Reg. S, 5.13%, 07/31/2024	EUR	520	570
5.20%, 07/31/2034	EUR	200	217
Reg. S, 6.00%, 08/04/2028	GBP	1,050	1,278
Republic of Poland Government Bond, (Poland),
Series 423, Zero Coupon, 04/25/2023	PLN	2,781	616
Series 424, 2.50%, 04/25/2024	PLN	1,639	355
Series 428, 2.75%, 04/25/2028	PLN	500	93
Series 429, 5.75%, 04/25/2029	PLN	530	115
Series 432, 1.75%, 04/25/2032	PLN	2,723	408
Series 447, 4.00%, 04/25/2047	PLN	373	56
Series 726, 2.50%, 07/25/2026	PLN	1,890	371
Series 727, 2.50%, 07/25/2027	PLN	7,250	1,378
Series 1024, 2.25%, 10/25/2024	PLN	5,960	1,259
Series 1026, 0.25%, 10/25/2026	PLN	6,040	1,076
Series 1029, 2.75%, 10/25/2029	PLN	3,773	668
Series 1030, 1.25%, 10/25/2030	PLN	1,213	186
Republic of Poland Government International Bond, (Poland),
Reg. S, 0.00%, 07/07/2023	EUR	425	449
Reg. S, 0.00%, 02/10/2025	EUR	160	160
Reg. S, 0.88%, 05/10/2027	EUR	1,900	1,834
Reg. S, 1.13%, 08/07/2026	EUR	1,825	1,819
Reg. S, 1.38%, 10/22/2027	EUR	6,000	5,863
Reg. S, 2.00%, 03/08/2049	EUR	53	40
Reg. S, 2.38%, 01/18/2036	EUR	1,000	896
Reg. S, 2.75%, 05/25/2032	EUR	3,000	2,952
Reg. S, 5.25%, 01/20/2025	EUR	1,000	1,113
Romania Government Bond, (Romania),
Series 3Y, 4.00%, 10/25/2023	RON	4,550	964
Series 5Y, 3.25%, 06/24/2026	RON	2,215	418
Series 5Y, 3.65%, 07/28/2025	RON	2,600	516
Series 5Y, 4.25%, 04/28/2036	RON	555	80
Series 7Y, 2.50%, 10/25/2027	RON	1,350	232
Series 10YR, 4.15%, 10/24/2030	RON	3,055	517
Series 10Y, 6.70%, 02/25/2032	RON	1,440	283
Romanian Government International Bond, (Romania),
Reg. S, 1.38%, 12/02/2029	EUR	2,000	1,551
Reg. S, 1.75%, 07/13/2030	EUR	1,000	743
Reg. S, 2.00%, 04/14/2033	EUR	1,500	1,026
Reg. S, 2.12%, 07/16/2031	EUR	3,000	2,204
Reg. S, 2.13%, 03/07/2028	EUR	3,000	2,671

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 2.38%, 04/19/2027	EUR	2,000	1,913
Reg. S, 2.63%, 12/02/2040	EUR	1,000	596
Reg. S, 2.75%, 02/26/2026	EUR	15	15
Reg. S, 2.75%, 04/14/2041	EUR	800	479
Reg. S, 2.88%, 10/28/2024	EUR	1,475	1,552
Reg. S, 2.88%, 04/13/2042	EUR	1,000	598
Reg. S, 3.38%, 02/08/2038	EUR	1,425	1,028
Reg. S, 3.38%, 01/28/2050	EUR	1,265	778
Reg. S, 3.62%, 05/26/2030	EUR	1,875	1,637
Reg. S, 3.75%, 02/07/2034	EUR	1,000	798
Reg. S, 5.00%, 09/27/2026	EUR	1,000	1,076
Reg. S, 6.63%, 09/27/2029	EUR	2,000	2,148
Saudi Government International Bond, (Saudi Arabia),
Reg. S, 0.75%, 07/09/2027	EUR	200	190
Reg. S, 2.00%, 07/09/2039	EUR	1,200	951
SFIL SA, (France),
Reg. S, 0.00%, 05/24/2024	EUR	200	205
Reg. S, 0.05%, 06/04/2029	EUR	300	262
Reg. S, 0.13%, 10/18/2024	EUR	500	506
Singapore Government Bond, (Singapore), 1.88%, 03/01/2050	SGD	723	470
2.13%, 06/01/2026	SGD	1,864	1,359
2.38%, 07/01/2039	SGD	650	449
2.75%, 03/01/2046	SGD	318	247
2.88%, 07/01/2029	SGD	280	207
2.88%, 09/01/2030	SGD	1,665	1,223
3.38%, 09/01/2033	SGD	950	725
Slovakia Government Bond, (Slovakia),
Series 231, 0.63%, 05/22/2026	EUR	860	841
Series 233, Reg. S, 2.00%, 10/17/2047	EUR	180	136
Series 234, Reg. S, 1.00%, 06/12/2028	EUR	240	226
Series 235, Reg. S, 2.25%, 06/12/2068	EUR	49	36
Series 236, Reg. S, 0.75%, 04/09/2030	EUR	420	366
Series 239, Reg. S, 1.00%, 05/14/2032	EUR	718	613
Series 241, Reg. S, 0.13%, 06/17/2027	EUR	162	151
Series 242, Reg. S, 0.38%, 04/21/2036	EUR	379	254
Series 243, Reg. S, 1.00%, 10/13/2051	EUR	130	69
Slovenia Government Bond, (Slovenia),
Series RS66, Reg. S, 4.63%, 09/09/2024	EUR	319	354
Series RS70, Reg. S, 5.13%, 03/30/2026	EUR	470	540
Series RS74, Reg. S, 1.50%, 03/25/2035	EUR	120	98
Series RS76, Reg. S, 3.13%, 08/07/2045	EUR	160	149
Series RS77, Reg. S, 2.25%, 03/03/2032	EUR	130	123
Series RS78, Reg. S, 1.75%, 11/03/2040	EUR	212	159
Series RS82, Reg. S, 0.28%, 01/14/2030	EUR	586	493
Series RS84, Reg. S, 0.88%, 07/15/2030	EUR	190	165
Series RS87, Reg. S, 0.69%, 03/03/2081	EUR	121	44
SNCF Reseau, (France),
Reg. S, 0.88%, 01/22/2029	EUR	200	186
Reg. S, 1.00%, 11/09/2031	EUR	300	264
Reg. S, 1.50%, 05/29/2037	EUR	300	244
Reg. S, 2.00%, 11/12/2026	CHF	300	326
Reg. S, 2.00%, 02/05/2048	EUR	100	76

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	127

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
4.70%, 06/01/2035	CAD	100	76
Reg. S, 4.83%, 03/25/2060	GBP	2,000	2,335
Reg. S, 5.00%, 10/10/2033	EUR	200	240
Reg. S, 5.00%, 03/11/2052	GBP	145	172
Reg. S, 5.25%, 12/07/2028	GBP	300	374
Societe Du Grand Paris EPIC, (France),
Reg. S, 0.70%, 10/15/2060	EUR	300	123
Reg. S, 0.88%, 05/10/2046	EUR	100	60
Reg. S, 1.00%, 11/26/2051	EUR	200	110
Reg. S, 1.13%, 10/22/2028	EUR	700	668
Reg. S, 1.70%, 05/25/2050	EUR	300	211
Societe Nationale SNCF SA, (France),
Reg. S, 0.63%, 04/17/2030	EUR	300	264
Reg. S, 1.00%, 05/25/2040	EUR	100	68
Reg. S, 1.00%, 01/19/2061	EUR	100	45
Reg. S, 1.50%, 02/02/2029	EUR	300	288
Reg. S, 5.38%, 03/18/2027	GBP	400	496
South Australian Government Financing Authority, (Australia),
Reg. S, 2.00%, 05/23/2036	AUD	389	184
Series 26, Reg. S, 3.00%, 07/20/2026	AUD	800	526
Spain Government Bond, (Spain),
Reg. S, 0.00%, 05/31/2024	EUR	509	523
0.00%, 01/31/2025	EUR	1,159	1,168
0.00%, 05/31/2025	EUR	1,920	1,914
0.00%, 01/31/2027	EUR	1,730	1,635
Reg. S, 0.00%, 01/31/2028 (e)	EUR	618	565
Reg. S, 0.10%, 04/30/2031 (e)	EUR	1,030	843
Reg. S, 0.50%, 04/30/2030 (e)	EUR	1,423	1,250
Reg. S, 0.50%, 10/31/2031 (e)	EUR	1,458	1,215
Reg. S, 0.60%, 10/31/2029 (e)	EUR	440	396
Reg. S, 0.70%, 04/30/2032 (e)	EUR	1,960	1,634
Reg. S, 0.80%, 07/30/2027 (e)	EUR	1,321	1,276
0.80%, 07/30/2029	EUR	1,100	1,007
Reg. S, 0.85%, 07/30/2037 (e)	EUR	2,093	1,490
Reg. S, 1.00%, 07/30/2042 (e)	EUR	613	400
Reg. S, 1.00%, 10/31/2050 (e)	EUR	1,930	1,076
Reg. S, 1.20%, 10/31/2040 (e)	EUR	1,721	1,206
Reg. S, 1.25%, 10/31/2030 (e)	EUR	2,458	2,258
Reg. S, 1.30%, 10/31/2026 (e)	EUR	1,651	1,660
Reg. S, 1.40%, 04/30/2028 (e)	EUR	666	652
Reg. S, 1.40%, 07/30/2028 (e)	EUR	1,421	1,386
Reg. S, 1.45%, 10/31/2027 (e)	EUR	1,740	1,726
Reg. S, 1.45%, 04/30/2029 (e)	EUR	4,130	3,984
Reg. S, 1.45%, 10/31/2071 (e)	EUR	389	193
Reg. S, 1.50%, 04/30/2027 (e)	EUR	1,325	1,331
Reg. S, 1.60%, 04/30/2025 (e)	EUR	1,005	1,045
Reg. S, 1.85%, 07/30/2035 (e) (ee)	EUR	2,233	1,946
Reg. S, 1.90%, 10/31/2052 (e)	EUR	582	399
Reg. S, 1.95%, 04/30/2026 (e)	EUR	2,578	2,669
Reg. S, 1.95%, 07/30/2030 (e)	EUR	1,340	1,304
Reg. S, 2.15%, 10/31/2025 (e)	EUR	3,525	3,698
Reg. S, 2.35%, 07/30/2033 (e)	EUR	1,491	1,423
Reg. S, 2.55%, 10/31/2032 (e)	EUR	410	402

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 2.75%, 10/31/2024 (e)	EUR	1,693	1,807
Reg. S, 2.90%, 10/31/2046 (e)	EUR	1,363	1,255
Reg. S, 3.45%, 07/30/2043 (e)	EUR	190	189
Reg. S, 3.45%, 07/30/2066 (e)	EUR	970	926
Reg. S, 3.80%, 04/30/2024 (e)	EUR	1,457	1,578
Reg. S, 4.20%, 01/31/2037 (e)	EUR	773	867
Reg. S, 4.65%, 07/30/2025 (e)	EUR	1,956	2,182
Reg. S, 4.70%, 07/30/2041 (e)	EUR	1,064	1,271
Reg. S, 4.80%, 01/31/2024 (e)	EUR	818	895
Reg. S, 4.90%, 07/30/2040 (e)	EUR	999	1,224
Reg. S, 5.15%, 10/31/2028 (e)	EUR	1,476	1,740
Reg. S, 5.15%, 10/31/2044 (e)	EUR	971	1,237
5.75%, 07/30/2032	EUR	1,706	2,170
Reg. S, 5.90%, 07/30/2026 (e)	EUR	420	493
6.00%, 01/31/2029	EUR	1,430	1,768
Series 5YR, Reg. S, 0.25%, 07/30/2024 (e)	EUR	1,223	1,257
Series 30Y, Reg. S, 2.70%, 10/31/2048 (e)	EUR	1,014	885
State of Brandenburg, (Germany),
Reg. S, 0.13%, 01/26/2046	EUR	159	89
Reg. S, 1.45%, 11/26/2038	EUR	180	151
State of Bremen, (Germany),
Series 191, Reg. S, 1.88%, 03/18/2024	EUR	580	612
Series 215, Reg. S, 1.20%, 01/30/2034	EUR	40	35
Series 224, Reg. S, 0.40%, 08/20/2049	EUR	30	17
Series 232, Reg. S, 0.55%, 02/04/2050	EUR	30	17
Series 247, Reg. S, 0.15%, 09/14/2040	EUR	110	70
Series 258, Reg. S, 0.50%, 05/06/2041	EUR	138	93
State of Hesse, (Germany),
Reg. S, 0.13%, 10/10/2031	EUR	203	169
Reg. S, 0.88%, 12/10/2024	EUR	600	616
Reg. S, 1.38%, 06/10/2024	EUR	490	512
Series 1801, Reg. S, 0.63%, 08/02/2028	EUR	230	216
Series 2006, Reg. S, 0.01%, 03/11/2030	EUR	100	86
State of Lower Saxony, (Germany),
Reg. S, 0.01%, 01/10/2031	EUR	479	402
Reg. S, 0.05%, 03/09/2035	EUR	277	204
Reg. S, 0.25%, 02/06/2024	EUR	325	338
Reg. S, 1.50%, 10/17/2029	EUR	200	194
Series 884, Reg. S, 0.88%, 10/25/2028	EUR	320	304
Series 898, Reg. S, 0.01%, 08/13/2030	EUR	149	127
Series 901, Reg. S, 0.01%, 11/25/2027	EUR	500	462
State of North Rhine-Westphalia Germany, (Germany),
Reg. S, 0.00%, 01/15/2029	EUR	161	144
Reg. S, 0.20%, 04/09/2030	EUR	294	257
Reg. S, 0.20%, 01/27/2051	EUR	270	136
Reg. S, 0.38%, 09/02/2050	EUR	373	203
Reg. S, 0.50%, 11/25/2039	EUR	110	76
Reg. S, 0.75%, 08/16/2041	EUR	360	253
Reg. S, 0.80%, 07/30/2049	EUR	100	63
Reg. S, 0.95%, 03/13/2028	EUR	144	139
Reg. S, 0.95%, 01/10/2121	EUR	195	81

SEE NOTES TO FINANCIAL STATEMENTS.

128	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 1.38%, 01/15/2120	EUR	234	127
Reg. S, 1.45%, 02/16/2043	EUR	100	80
Reg. S, 1.45%, 01/19/2122	EUR	150	85
Reg. S, 1.65%, 02/22/2038	EUR	110	95
Reg. S, 1.65%, 05/16/2047	EUR	420	343
Reg. S, 1.75%, 10/26/2057	EUR	172	135
Reg. S, 1.75%, 07/11/2068	EUR	104	76
Reg. S, 1.88%, 03/15/2024	EUR	630	665
Reg. S, 1.95%, 09/26/2078	EUR	154	120
Reg. S, 2.13%, 06/13/2025	GBP	1,000	1,145
Reg. S, 2.15%, 03/21/2119	EUR	226	175
Series 15YR, Reg. S, 0.00%, 10/12/2035	EUR	654	467
Series 15YR, Reg. S, 1.10%, 03/13/2034	EUR	110	95
Series 1250, Reg. S, 2.38%, 05/13/2033	EUR	350	350
Series 1409, Reg. S, 0.50%, 04/16/2026	EUR	360	355
State of Rhineland-Palatinate, (Germany),
Reg. S, 0.38%, 01/26/2027	EUR	220	212
Reg. S, 0.38%, 03/10/2051	EUR	200	109
Reg. S, 0.75%, 01/19/2026	EUR	725	724
State of Saarland, (Germany), Reg. S, 0.05%, 11/05/2040	EUR	68	42
State of Saxony-Anhalt, (Germany),
Reg. S, 0.50%, 03/24/2051	EUR	123	71
Reg. S, 1.88%, 04/10/2024	EUR	300	317
Series 10Y, Reg. S, 0.75%, 01/29/2029	EUR	200	187
State of Schleswig-Holstein Germany, (Germany),
Reg. S, 0.13%, 06/12/2029	EUR	331	295
Reg. S, 0.50%, 03/22/2029	EUR	140	128
Reg. S, 0.63%, 08/31/2028	EUR	140	131
State of the Grand-Duchy of Luxembourg, (Luxembourg),
Reg. S, 0.00%, 03/24/2031	EUR	103	86
Reg. S, 1.38%, 05/25/2029	EUR	380	370
States of Guernsey Bond, (Guernsey), Reg. S, 3.38%, 12/12/2046	GBP	200	190
Svensk Exportkredit AB, (Sweden),
Zero Coupon, 05/11/2037		224	113
Reg. S, 2.00%, 06/30/2027	EUR	1,000	1,014
Sweden Government Bond, (Sweden),
Series 1053, Reg. S, 3.50%, 03/30/2039 (e)	SEK	3,010	337
Series 1056, Reg. S, 2.25%, 06/01/2032 (e)	SEK	5,000	475
Series 1057, Reg. S, 1.50%, 11/13/2023 (e)	SEK	4,040	383
Series 1058, Reg. S, 2.50%, 05/12/2025 (e)	SEK	5,100	485
Series 1059, Reg. S, 1.00%, 11/12/2026 (e)	SEK	4,770	430
Series 1060, Reg. S, 0.75%, 05/12/2028 (e)	SEK	6,075	531
Series 1061, Reg. S, 0.75%, 11/12/2029 (e)	SEK	2,100	180

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 1062, Reg. S, 0.13%, 05/12/2031 (e)	SEK	5,705	454
Series 1063, Reg. S, 0.50%, 11/24/2045 (e)	SEK	790	52
Series 1064, Reg. S, 1.38%, 06/23/2071 (e)	SEK	570	32
Sweden Government International Bond, (Sweden), Reg. S, 0.13%, 04/24/2023	EUR	700	744
Swiss Confederation Government Bond, (Switzerland),
Reg. S, 0.00%, 06/22/2029	CHF	170	167
Reg. S, 0.00%, 06/26/2034	CHF	679	611
Reg. S, 0.00%, 07/24/2039	CHF	629	521
Reg. S, 0.50%, 05/27/2030	CHF	330	331
Reg. S, 0.50%, 06/27/2032	CHF	260	255
Reg. S, 0.50%, 06/28/2045	CHF	110	95
Reg. S, 0.50%, 05/24/2055	CHF	222	179
Reg. S, 0.50%, 05/30/2058	CHF	160	126
Reg. S, 1.25%, 06/11/2024	CHF	410	443
Reg. S, 1.25%, 06/27/2037	CHF	150	154
Reg. S, 1.50%, 07/24/2025	CHF	190	206
Reg. S, 1.50%, 04/30/2042	CHF	140	149
Reg. S, 2.00%, 06/25/2064	CHF	111	140
Reg. S, 2.25%, 06/22/2031	CHF	52	59
Reg. S, 3.25%, 06/27/2027	CHF	510	595
Reg. S, 4.00%, 04/08/2028	CHF	273	333
Reg. S, 4.00%, 01/06/2049	CHF	180	295
Tasmanian Public Finance Corp., (Australia), Reg. S, 2.25%, 01/22/2032	AUD	350	194
Thailand Government Bond, (Thailand), 1.45%, 12/17/2024	THB	43,580	1,253
1.60%, 12/17/2029	THB	54,000	1,491
1.88%, 06/17/2049	THB	7,984	157
2.00%, 12/17/2031	THB	4,242	118
2.13%, 12/17/2026	THB	55,884	1,635
2.88%, 06/17/2046	THB	7,000	179
3.30%, 06/17/2038	THB	19,320	566
3.40%, 06/17/2036	THB	25,000	748
3.45%, 06/17/2043	THB	17,930	522
3.65%, 06/20/2031	THB	44,450	1,398
4.00%, 06/17/2066	THB	25,620	707
Tokyo Metropolitan Government, (Japan), Reg. S, 0.75%, 07/16/2025		1,000	900
Treasury Corp. of Victoria, (Australia), 0.50%, 11/20/2025		AUD 1,640	1,012
Reg. S, 1.50%, 11/20/2030	AUD	2,230	1,209
Reg. S, 2.25%, 09/15/2033	AUD	900	477
2.25%, 11/20/2034	AUD	500	256
2.25%, 11/20/2041	AUD	688	298
Tyollisyysrahasto, (Finland), 0.01%, 06/16/2027	EUR	200	186
U.S. Treasury Notes,
2.63%, 04/15/2025		2,000	1,926
4.13%, 09/30/2027		1,007	1,013

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	129

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
UNEDIC ASSEO, (France),
Reg. S, 0.00%, 03/05/2030	EUR	100	86
Reg. S, 0.00%, 11/19/2030	EUR	200	167
Reg. S, 0.10%, 11/25/2026	EUR	600	571
Reg. S, 0.25%, 11/25/2029		EUR 1,000	880
Reg. S, 0.25%, 07/16/2035	EUR	300	216
Reg. S, 0.63%, 03/03/2026	EUR	100	99
Reg. S, 1.25%, 10/21/2027	EUR	200	196
Reg. S, 1.25%, 05/25/2033	EUR	200	174
Reg. S, 1.75%, 11/25/2032	EUR	300	279
United Kingdom Gilt, (United Kingdom),
Reg. S, 0.13%, 01/31/2024	GBP	2,308	2,684
Reg. S, 0.13%, 01/30/2026	GBP	1,730	1,886
Reg. S, 0.13%, 01/31/2028	GBP	1,847	1,872
Reg. S, 0.25%, 01/31/2025	GBP	1,730	1,941
Reg. S, 0.25%, 07/31/2031	GBP	4,196	3,800
Reg. S, 0.38%, 10/22/2026	GBP	2,697	2,885
Reg. S, 0.38%, 10/22/2030	GBP	2,152	2,032
Reg. S, 0.50%, 01/31/2029	GBP	500	500
Reg. S, 0.50%, 10/22/2061	GBP	1,322	569
Reg. S, 0.63%, 06/07/2025	GBP	3,618	4,083
Reg. S, 0.63%, 07/31/2035	GBP	2,984	2,429
Reg. S, 0.63%, 10/22/2050	GBP	2,236	1,204
Reg. S, 0.88%, 10/22/2029	GBP	2,400	2,427
Reg. S, 0.88%, 07/31/2033	GBP	801	723
Reg. S, 0.88%, 01/31/2046	GBP	2,109	1,349
Reg. S, 1.00%, 04/22/2024	GBP	1,510	1,764
Reg. S, 1.00%, 01/31/2032	GBP	2,152	2,059
Reg. S, 1.13%, 01/31/2039	GBP	2,046	1,628
Reg. S, 1.13%, 10/22/2073	GBP	447	236
Reg. S, 1.25%, 07/22/2027	GBP	3,271	3,562
Reg. S, 1.25%, 10/22/2041	GBP	1,891	1,449
Reg. S, 1.25%, 07/31/2051	GBP	1,886	1,231
Reg. S, 1.50%, 07/22/2026	GBP	2,950	3,314
Reg. S, 1.50%, 07/22/2047	GBP	1,123	828
Reg. S, 1.50%, 07/31/2053	GBP	500	346
Reg. S, 1.63%, 10/22/2028	GBP	2,175	2,361
Reg. S, 1.63%, 10/22/2054	GBP	1,731	1,234
Reg. S, 1.63%, 10/22/2071	GBP	1,560	1,046
Reg. S, 1.75%, 09/07/2037	GBP	1,529	1,391
Reg. S, 1.75%, 01/22/2049	GBP	1,690	1,307
Reg. S, 1.75%, 07/22/2057	GBP	1,744	1,287
Reg. S, 2.00%, 09/07/2025	GBP	2,163	2,509
Reg. S, 2.50%, 07/22/2065	GBP	1,082	978
Reg. S, 2.75%, 09/07/2024	GBP	2,780	3,309
Reg. S, 3.25%, 01/22/2044	GBP	2,850	3,052
Reg. S, 3.50%, 01/22/2045	GBP	3,037	3,373
Reg. S, 3.50%, 07/22/2068	GBP	1,199	1,387
Reg. S, 3.75%, 07/22/2052	GBP	1,027	1,196
Reg. S, 4.00%, 01/22/2060	GBP	1,318	1,668
Reg. S, 4.25%, 12/07/2027	GBP	1,950	2,419
Reg. S, 4.25%, 06/07/2032	GBP	1,620	2,049
Reg. S, 4.25%, 03/07/2036	GBP	1,449	1,811
Reg. S, 4.25%, 09/07/2039	GBP	894	1,108

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 4.25%, 12/07/2040	GBP	2,245	2,775
Reg. S, 4.25%, 12/07/2046	GBP	3,998	4,980
Reg. S, 4.25%, 12/07/2049 (ff)	GBP	1,387	1,738
Reg. S, 4.25%, 12/07/2055	GBP	1,689	2,180
Reg. S, 4.50%, 09/07/2034	GBP	1,799	2,305
Reg. S, 4.50%, 12/07/2042	GBP	1,057	1,357
Reg. S, 4.75%, 12/07/2030	GBP	2,676	3,487
Reg. S, 4.75%, 12/07/2038	GBP	1,679	2,208
Reg. S, 5.00%, 03/07/2025	GBP	1,348	1,675
Reg. S, 6.00%, 12/07/2028	GBP	912	1,236
United States International Development Finance Corp., 3.37%, 10/05/2034		88	81
Uruguay Government International Bond, (Uruguay),
4.98%, 04/20/2055		350	334
5.10%, 06/18/2050		150	147
Ville de Paris, (France),
Reg. S, 1.38%, 11/20/2034	EUR	100	84
Reg. S, 1.75%, 05/25/2031	EUR	200	191
3.88%, 12/29/2025	EUR	500	547
Western Australian Treasury Corp., (Australia),
Reg. S, 2.25%, 07/23/2041	AUD	290	130
Series 28, Reg. S, 3.25%, 07/20/2028	AUD	700	453

Total Foreign Government Securities (Cost $2,507,276)			2,184,992

Mortgage-Backed Securities — 17.2%
FHLMC Gold Pool,
3.00%, 10/01/2046		181	161
3.50%, 12/01/2044		414	375
3.50%, 06/01/2045		829	751
3.50%, 05/01/2046		133	121
3.50%, 10/01/2046		191	173
FHLMC Gold Pool, Single Family, 15 years, 3.00%, 05/01/2029		5,835	5,619
FHLMC Gold Pool, Single Family, 30 years, 3.00%, 03/01/2046		19	17
3.00%, 12/01/2046		30	27
4.00%, 08/01/2040		278	267
4.00%, 10/01/2040		2,499	2,406
4.00%, 11/01/2040		568	547
4.00%, 11/01/2047		1,821	1,747
4.00%, 01/01/2048		39	37
FHLMC Non Gold Pool, ARM, (ICE LIBOR USD 1 Year + 1.64%), 3.57%, 01/01/2050 (aa)		59	57
FHLMC Pool,
3.50%, 02/01/2043		63	59
3.50%, 02/01/2044		87	82
6.00%, 08/01/2035		55	55
FHLMC Pool, Single Family, 15 years,
1.50%, 12/01/2035		394	342
1.50%, 03/01/2036		596	517
1.50%, 02/01/2037		852	739

SEE NOTES TO FINANCIAL STATEMENTS.

130	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
1.50%, 03/01/2037	878	761
2.00%, 12/01/2035	777	694
2.00%, 02/01/2036	5,365	4,791
2.00%, 03/01/2036	444	397
2.00%, 05/01/2036	2,709	2,419
2.00%, 08/01/2036	1,282	1,144
2.00%, 10/01/2036	691	616
2.00%, 11/01/2036	3,841	3,431
2.00%, 12/01/2036	388	346
2.00%, 01/01/2037	4,654	4,156
2.00%, 04/01/2037	1,723	1,538
2.00%, 05/01/2037	1,071	953
2.00%, 06/01/2037	2,021	1,805
2.50%, 07/01/2032	2,429	2,274
2.50%, 10/01/2035	8,631	7,950
2.50%, 07/01/2036	1,375	1,263
2.50%, 04/01/2037	164	150
2.50%, 05/01/2037	400	367
3.00%, 04/01/2028	44	42
3.00%, 10/01/2028	1,391	1,334
3.00%, 04/01/2029	48	46
3.00%, 05/01/2030	6	5
3.00%, 06/01/2030	668	640
3.00%, 11/01/2030	121	116
3.00%, 11/01/2031	43	41
3.00%, 11/01/2032	121	115
3.00%, 01/01/2033	57	55
3.50%, 11/01/2025	374	366
3.50%, 09/01/2033	328	316
3.50%, 02/01/2034	801	771
3.50%, 05/01/2035	641	620
3.50%, 12/01/2035	167	160
3.50%, 02/01/2036	184	177
4.00%, 07/01/2025	22	22
4.00%, 05/01/2026	16	16
4.00%, 07/01/2029	387	378
4.00%, 11/01/2033	392	383
4.00%, 01/01/2034	17	17
FHLMC Pool, Single Family, 20 years,
3.00%, 07/01/2042	371	332
3.00%, 08/01/2042	132	118
3.50%, 06/01/2039	285	268
3.50%, 07/01/2039	165	154
3.50%, 08/01/2039	630	590
3.50%, 09/01/2039	383	360
FHLMC Pool, Single Family, 30 years,
1.50%, 02/01/2051	27	21
1.50%, 04/01/2051	51	39
1.50%, 05/01/2051	5,677	4,389
1.50%, 07/01/2051	951	735
2.00%, 09/01/2050	760	623
2.00%, 10/01/2050	4,590	3,762
2.00%, 02/01/2051	4,179	3,419
2.00%, 03/01/2051	3,046	2,492

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

2.00%, 05/01/2051	11,808	9,658
2.00%, 06/01/2051	1,416	1,159
2.00%, 07/01/2051	1,439	1,183
2.00%, 10/01/2051	1,845	1,514
2.00%, 11/01/2051	6,008	4,910
2.00%, 12/01/2051	4,656	3,802
2.00%, 01/01/2052	498	406
2.00%, 02/01/2052	2,255	1,841
2.00%, 03/01/2052	838	684
2.50%, 11/01/2050	23,378	19,942
2.50%, 12/01/2050	821	699
2.50%, 02/01/2051	12,628	10,770
2.50%, 04/01/2051	425	362
2.50%, 08/01/2051	15,044	12,927
2.50%, 11/01/2051	871	741
2.50%, 03/01/2052	1,817	1,547
2.50%, 04/01/2052	221	188
2.50%, 07/01/2052	3	3
3.00%, 02/01/2049	2,318	2,087
3.00%, 11/01/2049	1,769	1,578
3.00%, 05/01/2050	3,797	3,408
3.00%, 07/01/2050	1,756	1,552
3.00%, 08/01/2050	4,156	3,703
3.00%, 06/01/2051	3,382	2,982
3.00%, 07/01/2051	5,873	5,239
3.00%, 11/01/2051	10,049	8,840
3.00%, 12/01/2051	11,573	10,185
3.00%, 02/01/2052	1,648	1,452
3.00%, 03/01/2052	3,185	2,806
3.00%, 04/01/2052	6,811	6,006
3.50%, 03/01/2042	2	2
3.50%, 07/01/2043	2	2
3.50%, 11/01/2047	344	319
3.50%, 02/01/2048	1,836	1,702
3.50%, 03/01/2048	313	293
3.50%, 05/01/2048	3,959	3,672
3.50%, 06/01/2048	4	4
3.50%, 01/01/2049	46	43
3.50%, 02/01/2049	576	536
3.50%, 09/01/2049	2,361	2,180
3.50%, 10/01/2049	2,172	2,001
3.50%, 04/01/2050	3,174	2,955
3.50%, 11/01/2051	502	458
3.50%, 01/01/2052	438	399
4.00%, 10/01/2048	2,896	2,764
4.00%, 04/01/2049	2,482	2,370
4.00%, 09/01/2049	1,542	1,479
4.00%, 05/01/2050	1,087	1,036
4.00%, 08/01/2050	1,236	1,171
4.00%, 09/01/2050	10,349	9,842
4.00%, 06/01/2052	559	525
4.00%, 08/01/2052	1,289	1,211
4.00%, 09/01/2052	591	555
4.50%, 12/01/2047	188	185

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	131

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
4.50%, 03/01/2048	215	210
4.50%, 04/01/2048	624	612
4.50%, 08/01/2048	23	22
4.50%, 09/01/2048	745	729
4.50%, 08/01/2049	1,438	1,420
4.50%, 09/01/2050	994	972
4.50%, 10/01/2050	3,584	3,472
4.50%, 07/01/2052	239	231
4.50%, 08/01/2052	159	153
5.00%, 12/01/2049	437	440
5.00%, 08/01/2052	274	270
5.00%, 09/01/2052	648	645
5.00%, 10/01/2052	324	320
5.00%, 11/01/2052	272	268
5.50%, 11/01/2052	307	312
5.50%, 12/01/2052	349	355
FNMA Pool,
4.25%, 02/15/2052 (bb)	3,910	3,920
5.17%, 01/30/2053 (bb)	755	775
FNMA or FHLMC, Single Family, 15 years,
TBA, 1.50%, 01/01/2038 (w)	2,316	2,007
TBA, 2.50%, 01/01/2038 (w)	14,200	13,007
TBA, 3.00%, 01/01/2038 (w)	2,325	2,180
TBA, 3.50%, 01/01/2038 (w)	1,575	1,508
TBA, 4.00%, 01/01/2038 (w)	1,525	1,488
TBA, 4.50%, 01/01/2038 (w)	7,000	6,956
FNMA or FHLMC, Single Family, 30 years,
TBA, 1.50%, 01/01/2053 (w)	5,800	4,473
TBA, 2.00%, 01/01/2053 (w)	87,500	71,309
TBA, 2.50%, 01/01/2053 (w)	1,250	1,060
TBA, 2.50%, 02/01/2053 (w)	41,500	35,221
TBA, 3.00%, 01/01/2053 (w)	51,512	45,269
TBA, 3.50%, 01/01/2053 (w)	17,085	15,541
TBA, 4.00%, 02/01/2053 (w)	76,450	71,782
TBA, 4.00%, 01/01/2053 (w)	44,829	42,089
TBA, 4.50%, 01/01/2053 (w)	1,200	1,156
TBA, 5.00%, 02/01/2053 (w)	12,500	12,322
TBA, 5.00%, 01/01/2053 (w)	32,996	32,537
TBA, 5.50%, 02/01/2053 (w)	7,400	7,419
TBA, 5.50%, 01/01/2053 (w)	25,642	25,724
TBA, 6.00%, 01/01/2053 (w)	9,500	9,646
TBA, 6.00%, 02/01/2053 (w)	21,200	21,503
TBA, 6.50%, 01/01/2053 (w)	7,500	7,684
FNMA Pool,
2.00%, 11/01/2027	410	387
2.32%, 01/01/2026	2,106	1,975
3.00%, 05/01/2045	340	302
3.00%, 03/01/2060 (gg)	19,595	17,278
3.01%, 04/01/2032	4,156	3,681
3.44%, 01/01/2037	322	286
3.50%, 07/01/2024	105	103
3.50%, 09/01/2027	165	158
3.50%, 12/01/2028	70	67
3.50%, 08/01/2032	74	70

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

3.50%, 12/01/2042	154	144
3.50%, 04/01/2043	229	214
3.50%, 11/01/2043	112	105
3.50%, 02/01/2045	271	253
3.50%, 02/01/2048	797	722
3.50%, 09/01/2048	82	74
3.50%, 07/01/2049	294	266
4.00%, 04/01/2041	128	121
4.00%, 08/01/2046	112	108
4.13%, 08/01/2031	2,291	2,234
4.83%, 12/01/2032	3,320	3,408
FNMA Pool, 30 years, FHA/VA, 3.00%, 01/01/2047	893	803
FNMA Pool, Single Family, 15 years,
1.50%, 10/01/2036	568	493
1.50%, 11/01/2036	515	446
1.50%, 02/01/2037	11	10
1.50%, 03/01/2037	502	435
1.50%, 05/01/2037	199	172
1.50%, 08/01/2037	548	476
2.00%, 02/01/2028	16	15
2.00%, 09/01/2028	129	121
2.00%, 11/01/2028	125	117
2.00%, 07/01/2032	11	10
2.00%, 12/01/2035	883	788
2.00%, 02/01/2036	6,591	5,887
2.00%, 03/01/2036	492	440
2.00%, 08/01/2036	1,253	1,119
2.00%, 11/01/2036	2,496	2,229
2.00%, 12/01/2036	1,256	1,121
2.00%, 01/01/2037	613	547
2.00%, 02/01/2037	1,049	937
2.00%, 04/01/2037	1,236	1,104
2.00%, 05/01/2037	750	670
2.50%, 08/01/2035	256	235
2.50%, 03/01/2036	2,358	2,166
2.50%, 07/01/2036	942	865
2.50%, 08/01/2036	142	130
2.50%, 03/01/2037	263	241
2.50%, 04/01/2037	545	500
2.50%, 05/01/2037	140	128
3.00%, 04/01/2027	604	583
3.00%, 11/01/2027	42	40
3.00%, 02/01/2028	256	246
3.00%, 10/01/2029	71	68
3.00%, 03/01/2030	47	45
3.00%, 05/01/2030	25	25
3.00%, 07/01/2030	24	23
3.00%, 09/01/2030	698	669
3.00%, 12/01/2030	33	32
3.00%, 04/01/2031	116	111
3.00%, 12/01/2031	253	242
3.00%, 07/01/2032	108	103
3.00%, 01/01/2033	74	71

SEE NOTES TO FINANCIAL STATEMENTS.

132	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
3.00%, 07/01/2033	120	113
3.00%, 02/01/2034	1,459	1,381
3.00%, 09/01/2034	540	507
3.00%, 12/01/2035	625	599
3.50%, 12/01/2025	209	206
3.50%, 01/01/2026	603	589
3.50%, 07/01/2031	76	74
3.50%, 07/01/2034	485	469
3.50%, 03/01/2035	1,579	1,519
3.50%, 04/01/2035	957	917
3.50%, 05/01/2035	94	91
3.50%, 06/01/2035	306	295
4.00%, 03/01/2025	77	75
4.00%, 06/01/2026	89	87
4.00%, 08/01/2026	54	53
4.00%, 08/01/2027	55	54
4.00%, 12/01/2028	22	22
4.00%, 04/01/2033	612	602
4.00%, 10/01/2033	90	88
4.00%, 11/01/2033	425	415
4.00%, 12/01/2033	22	22
4.00%, 03/01/2035	1,437	1,404
FNMA Pool, Single Family, 20 years,
3.00%, 05/01/2042	772	690
3.00%, 06/01/2042	394	353
3.00%, 07/01/2042	1,459	1,305
3.50%, 03/01/2037	505	483
3.50%, 08/01/2038	112	105
3.50%, 04/01/2039	14	13
3.50%, 08/01/2039	175	164
4.50%, 06/01/2039	34	34
FNMA Pool, Single Family, 30 years,
1.50%, 11/01/2050	1,393	1,079
1.50%, 06/01/2051	2,112	1,633
1.50%, 07/01/2051	1,275	986
2.00%, 07/01/2050	1,497	1,227
2.00%, 09/01/2050	1,309	1,073
2.00%, 10/01/2050	992	815
2.00%, 12/01/2050	8,251	6,759
2.00%, 01/01/2051	4,237	3,467
2.00%, 02/01/2051	1,401	1,146
2.00%, 03/01/2051	2,143	1,753
2.00%, 04/01/2051	3,881	3,178
2.00%, 05/01/2051	1,909	1,561
2.00%, 06/01/2051	6,215	5,097
2.00%, 07/01/2051	3,223	2,634
2.00%, 10/01/2051	19,601	16,014
2.00%, 11/01/2051	2,369	1,937
2.00%, 12/01/2051 (hh)	16,582	13,544
2.00%, 02/01/2052	32	26
2.50%, 08/01/2046	5,622	4,855
2.50%, 08/01/2050	19	16
2.50%, 10/01/2050	8,911	7,610
2.50%, 12/01/2050	14,072	11,991

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

2.50%, 02/01/2051	1,950	1,659
2.50%, 03/01/2051	5,493	4,691
2.50%, 04/01/2051	6,717	5,714
2.50%, 07/01/2051	1,812	1,544
2.50%, 08/01/2051	4,014	3,428
2.50%, 10/01/2051	963	819
2.50%, 11/01/2051	5,468	4,650
2.50%, 12/01/2051	14,634	12,443
2.50%, 01/01/2052	19,426	16,511
2.50%, 02/01/2052	1,137	966
2.50%, 03/01/2052	16,551	14,068
2.50%, 04/01/2052	4,961	4,219
2.50%, 05/01/2052	945	804
3.00%, 08/01/2046	1,229	1,103
3.00%, 11/01/2046	3,250	2,959
3.00%, 02/01/2047	628	570
3.00%, 04/01/2048	6,424	5,855
3.00%, 01/01/2050	3,173	2,840
3.00%, 03/01/2050	1,622	1,440
3.00%, 07/01/2050	11,802	10,431
3.00%, 08/01/2050	3,374	2,994
3.00%, 12/01/2050	4,212	3,756
3.00%, 01/01/2051	1,586	1,399
3.00%, 05/01/2051	11,363	10,020
3.00%, 06/01/2051	7,315	6,438
3.00%, 07/01/2051	1,611	1,418
3.00%, 08/01/2051	1,343	1,192
3.00%, 10/01/2051	3,416	3,006
3.00%, 11/01/2051	3,575	3,150
3.00%, 12/01/2051	2,748	2,418
3.00%, 01/01/2052	5,439	4,784
3.00%, 02/01/2052	848	749
3.00%, 03/01/2052	2,193	1,932
3.00%, 04/01/2052	7,753	6,830
3.00%, 05/01/2052	1,448	1,273
3.00%, 07/01/2052	1,487	1,310
3.50%, 07/01/2042	1	1
3.50%, 09/01/2042	170	159
3.50%, 05/01/2043	5	5
3.50%, 07/01/2043	7,495	7,026
3.50%, 08/01/2043 (gg)	18,947	17,722
3.50%, 01/01/2044	232	218
3.50%, 10/01/2045	22	21
3.50%, 12/01/2045	2,108	1,959
3.50%, 07/01/2046	4,062	3,778
3.50%, 02/01/2047	4,361	4,086
3.50%, 07/01/2047	945	882
3.50%, 09/01/2047	67	62
3.50%, 10/01/2047	1,388	1,288
3.50%, 02/01/2048	2,212	2,052
3.50%, 03/01/2048	199	185
3.50%, 03/01/2049	360	334
3.50%, 06/01/2049	3,923	3,631
3.50%, 08/01/2049	615	569

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	133

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
3.50%, 04/01/2050	177	163
3.50%, 05/01/2050	4,193	3,851
3.50%, 07/01/2050	10,595	9,718
3.50%, 01/01/2051	821	753
3.50%, 03/01/2052 (gg)	14,618	13,495
3.50%, 05/01/2052 (gg)	18,771	17,137
3.50%, 06/01/2052	3,831	3,488
3.50%, 10/01/2052	51	46
4.00%, 04/01/2039	1,446	1,390
4.00%, 03/01/2042	611	591
4.00%, 04/01/2043	235	226
4.00%, 02/01/2045	256	246
4.00%, 09/01/2046	148	143
4.00%, 09/01/2047	42	40
4.00%, 10/01/2047	522	499
4.00%, 03/01/2048	80	76
4.00%, 04/01/2048	447	426
4.00%, 06/01/2048	31	30
4.00%, 08/01/2048	133	126
4.00%, 09/01/2048	312	297
4.00%, 03/01/2049	1,251	1,192
4.00%, 06/01/2049	1,248	1,196
4.00%, 11/01/2049	227	217
4.00%, 05/01/2050	1,016	961
4.00%, 03/01/2051	2,666	2,532
4.00%, 05/01/2051	258	247
4.00%, 08/01/2052	1,593	1,497
4.00%, 09/01/2052	1	1
4.50%, 05/01/2047	2	2
4.50%, 11/01/2047	634	623
4.50%, 01/01/2048	632	621
4.50%, 04/01/2048	32	31
4.50%, 08/01/2048	17	17
4.50%, 09/01/2048	455	447
4.50%, 02/01/2049 (gg)	5,272	5,139
4.50%, 05/01/2049	483	473
4.50%, 08/01/2049	10	10
4.50%, 01/01/2050	154	152
4.50%, 04/01/2050	7,659	7,491
4.50%, 05/01/2052	21	21
4.50%, 06/01/2052	1,395	1,344
4.50%, 08/01/2052	410	395
4.50%, 09/01/2052	830	800
4.50%, 10/01/2052	990	955
4.50%, 11/01/2052	2,991	2,885
4.50%, 12/01/2052	499	481
5.00%, 09/01/2049	1,093	1,097
5.00%, 10/01/2052	571	569
5.00%, 11/01/2052	552	550
5.00%, 12/01/2052	599	597
GNMA I Pool, Single Family, 30 years,
3.00%, 10/15/2049	212	189
3.00%, 03/15/2050	17	15

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

GNMA II Pool,
2.50%, 12/20/2049	264	224
3.00%, 01/20/2047	121	107
3.00%, 08/20/2050	688	605
3.50%, 09/20/2042	2,550	2,380
3.50%, 08/20/2045	2,563	2,376
3.50%, 09/20/2045	862	800
3.50%, 12/20/2047	3,853	3,566
3.50%, 06/20/2048	53	49
3.50%, 07/20/2048	40	36
3.50%, 08/20/2049	104	95
3.50%, 11/20/2049	174	158
3.50%, 07/20/2050	192	174
4.00%, 11/20/2041	24	23
4.00%, 10/20/2050	341	318
4.50%, 08/20/2040	18	17
4.50%, 10/20/2040	41	40
ARM, (ICE LIBOR USD 1 Month + 2.20%), 5.28%, 02/20/2071 (aa)	3,577	3,690
ARM, (ICE LIBOR USD 1 Month + 2.21%), 5.29%, 10/20/2071 (aa)	11,605	11,955
ARM, (CMT Index 1 Year + 1.84%), 5.92%, 07/20/2072 (aa)	19,557	20,465
GNMA II Pool, Single Family, 15 years, 2.00%, 12/20/2035	3,379	3,015
GNMA II Pool, Single Family, 30 years,
1.50%, 10/20/2051	319	256
2.00%, 07/20/2050	161	137
2.00%, 08/20/2050	5,207	4,407
2.00%, 11/20/2050	1,820	1,539
2.00%, 12/20/2050	3,026	2,557
2.00%, 02/20/2051	1,107	930
2.00%, 10/20/2051	8,625	7,261
2.00%, 12/20/2051	5,833	4,897
2.00%, 01/20/2052	538	451
2.00%, 03/20/2052	1,465	1,229
2.00%, 04/20/2052	3,430	2,879
2.50%, 01/20/2051	332	290
2.50%, 02/20/2051	2,513	2,191
2.50%, 05/20/2051	6,870	5,983
2.50%, 07/20/2051	8,780	7,637
2.50%, 08/20/2051	1,653	1,438
2.50%, 11/20/2051	3,734	3,241
2.50%, 12/20/2051	4,102	3,564
2.50%, 03/20/2052	981	852
2.50%, 04/20/2052	492	426
2.50%, 05/20/2052	869	754
2.50%, 07/20/2052	291	253
2.50%, 08/20/2052	487	423
3.00%, 01/20/2043	478	437
3.00%, 11/20/2043	98	90
3.00%, 03/20/2045	105	96
3.00%, 09/20/2046	2,275	2,062
3.00%, 10/20/2047	457	413

SEE NOTES TO FINANCIAL STATEMENTS.

134	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
3.00%, 04/20/2049	34	31
3.00%, 07/20/2050	4,167	3,746
3.00%, 08/20/2050	6,659	5,984
3.00%, 08/20/2051	683	613
3.00%, 10/20/2051	2,301	2,059
3.00%, 11/20/2051	3,845	3,443
3.00%, 12/20/2051	939	840
3.00%, 01/20/2052	8,795	7,844
3.00%, 02/20/2052	376	335
3.00%, 04/20/2052	20	18
3.00%, 09/20/2052	500	447
3.50%, 09/20/2045	2,834	2,644
3.50%, 09/20/2047	3,658	3,430
3.50%, 08/20/2048	188	176
3.50%, 11/20/2048	223	207
3.50%, 12/20/2048	6	5
3.50%, 03/20/2049	1,073	998
3.50%, 07/20/2049	1,059	985
3.50%, 09/20/2049	1,342	1,247
3.50%, 10/20/2049	566	526
3.50%, 12/20/2049	446	413
3.50%, 01/20/2050	668	615
3.50%, 04/20/2050	133	124
3.50%, 01/20/2052	4,599	4,232
3.50%, 02/20/2052	2,739	2,524
3.50%, 09/20/2052	1,047	964
4.00%, 07/20/2048	1,087	1,043
4.00%, 09/20/2048	1,849	1,767
4.00%, 11/20/2048	32	31
4.00%, 12/20/2048	930	887
4.00%, 05/20/2049	575	550
4.00%, 03/20/2050	226	216
4.00%, 12/20/2050	2,709	2,577
4.00%, 07/20/2052	212	201
4.00%, 09/20/2052	2,586	2,451
4.00%, 11/20/2052	13	13
4.00%, 12/20/2052	425	403
4.50%, 03/20/2047	438	431
4.50%, 06/20/2047	857	843
4.50%, 07/20/2047	1,632	1,610
4.50%, 10/20/2047	361	353
4.50%, 11/20/2047	1,109	1,089
4.50%, 05/20/2048 (gg)	8,116	7,936
4.50%, 09/20/2048	666	636
4.50%, 11/20/2048	767	748
4.50%, 01/20/2049	2,009	1,952
4.50%, 05/20/2049	287	271
4.50%, 10/20/2049	735	718
4.50%, 08/20/2052	1,691	1,643
5.00%, 12/20/2048	191	192
5.00%, 06/20/2049	380	379
5.00%, 07/20/2052	125	124
5.00%, 09/20/2052	944	936
5.00%, 12/20/2052	1,345	1,336
5.50%, 12/20/2052	480	483

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

GNMA, Single Family, 30 years,
TBA, 2.50%, 01/01/2053 (w)	711	617
TBA, 2.50%, 02/01/2053 (w)	19,400	16,821
TBA, 3.00%, 01/01/2053 (w)	5,187	4,625
TBA, 3.00%, 02/01/2053 (w)	17,450	15,567
TBA, 3.50%, 01/01/2053 (w)	13,170	12,116
TBA, 4.00%, 01/01/2053 (w)	14,860	14,077
TBA, 4.50%, 01/01/2053 (w)	650	631
TBA, 5.00%, 01/01/2053 (w)	30	30
TBA, 5.50%, 01/01/2053 (w)	170	171

Total Mortgage-Backed Securities (Cost $1,478,974)		1,361,069

Municipal Bonds — 0.1% (t)
Arizona — 0.0% (g)
Salt River Project, Agricultural Improvement & Power District, Build America Bonds, Series A, Rev., 4.84%, 01/01/2041	150	146

California — 0.1%
Bay Area Toll Authority, Build America Bonds, Series S1, Rev., 6.92%, 04/01/2040	115	134
Bay Area Toll Authority, San Francisco Bay Area, Rev., 2.57%, 04/01/2031	100	88
California Health Facilities Financing Authority, Taxable, Social Bonds,
Rev., 4.19%, 06/01/2037	5	5
Rev., 4.35%, 06/01/2041	5	4
California State University, Taxable Systemwide, Series E, Rev., 2.90%, 11/01/2051	15	11
City of San Francisco Public Utilities Commission Water Revenue, Build America Bonds, Rev., 6.95%, 11/01/2050	70	85
Los Angeles Community College District, Taxable, GO, 2.11%, 08/01/2032	150	120
Los Angeles County Metropolitan Transportation Authority, Build America Bonds, Rev., 5.74%, 06/01/2039	50	52
Los Angeles Department of Water & Power, Build America Bonds, Rev., 6.57%, 07/01/2045	50	59
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Rev., 6.60%, 07/01/2050	30	35
Los Angeles Unified School District, Build America Bond, GO, 5.75%, 07/01/2034	25	26
Regents of the University of California Medical Center Pooled Revenue, Build America Bonds, Series F, Rev., 6.58%, 05/15/2049	200	227
Regents of the University of California Medical Center Pooled Revenue, Taxable, Series N, Rev., 3.26%, 05/15/2060	50	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	135

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Municipal Bonds — continued
California — continued
San Diego County Regional Transportation Commission, Taxable, Series A, Rev., 3.25%, 04/01/2048	100	75
State of California, Build America Bonds,
GO, 7.35%, 11/01/2039	100	122
GO, 7.50%, 04/01/2034	50	61
GO, 7.55%, 04/01/2039	150	188
GO, 7.60%, 11/01/2040	50	64
State of California, Taxable Construction Bond Bidding Group, GO, 1.75%, 11/01/2030	350	280
University of California, Rev., 5.95%, 05/15/2045	35	37
University of California, Taxable,
Series AQ, Rev., 4.77%, 05/15/2115	20	16
Series BJ, Rev., 3.07%, 05/15/2051	5	4

		1,725

District of Columbia — 0.0% (g)
District of Columbia, Water & Sewer Authority, Senior Lien, Green Bonds, Series A, Rev., 4.81%, 10/01/2114	895	774

Florida — 0.0% (g)
State Board of Administration Finance Corp., Taxable, Series A, Rev., 1.26%, 07/01/2025	100	92

Illinois — 0.0% (g)
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Series B, Rev., 6.90%, 12/01/2040	100	111
Sales Tax Securitization Corp., Taxable, Second Lien, Series B, Rev., 3.24%, 01/01/2042	40	30
State of Illinois, Taxable Pension, GO, 5.10%, 06/01/2033	350	336

		477

Louisiana — 0.0% (g)
State of Louisiana Gasoline & Fuels Tax Revenue, Taxable, Series A, Rev., 2.95%, 05/01/2041	1,450	1,094

Massachusetts — 0.0% (g)
Commonwealth of Massachusetts, Taxable Consolidated Loan, Series H, GO, 2.90%, 09/01/2049	15	10
Commonwealth of Massachusetts, Build America Bonds, GO, 4.91%, 05/01/2029	100	100
Commonwealth of Massachusetts, Taxable, Series D, GO, 2.66%, 09/01/2039	148	118

		228

Michigan — 0.0% (g)
Michigan State University, Taxable, Series A, Rev., 4.17%, 08/15/2122	115	85

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
University of Michigan, Taxable,
Series B, Rev., 2.56%, 04/01/2050	25	16
Series C, Rev., 3.60%, 04/01/2047	14	12

		113

Missouri — 0.0% (g)
Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, Rev., 3.23%, 05/15/2050	35	26

New Jersey — 0.0% (g)
New Jersey Transportation Trust Fund Authority, Build America Bonds, Series B, Rev., 6.56%, 12/15/2040	125	135
New Jersey Turnpike Authority, Build America Bonds, Series F, Rev., 7.41%, 01/01/2040	230	285

		420

New York — 0.0% (g)
City of New York, Build America Bonds, GO, 5.52%, 10/01/2037	25	26
Metropolitan Transportation Authority, Taxable Green Bond, Series C2, Rev., 5.18%, 11/15/2049	100	86
New York City Municipal Water Finance Authority, Second General Resolution, Rev., 5.95%, 06/15/2042	200	221
New York City Water & Sewer System, Build America Bonds, Second General Resolution, Rev., 5.44%, 06/15/2043	30	31
New York State Dormitory Authority, State University of New York Dormitory Facilities, Taxable, Rev., 3.14%, 07/01/2043	150	114
Port Authority of New York & New Jersey, Consolidated,
Series 174, Rev., 4.46%, 10/01/2062	50	43
Series 21, Rev., 3.29%, 08/01/2069	40	26
Port Authority of New York & New Jersey, Taxable Consolidated 160, Rev., 5.65%, 11/01/2040	250	261

		808

Ohio — 0.0% (g)
Ohio State University (The), Taxable, Series A, Rev., 4.80%, 06/01/2111	130	107

Oklahoma — 0.0% (g)
Oklahoma Development Finance Authority, Taxable, Public Service Company, Series A2, Rev., 4.62%, 06/01/2044	10	9

Oregon — 0.0% (g)
Oregon State University, Taxable, Rev., BAM, 3.42%, 03/01/2060	10	7

SEE NOTES TO FINANCIAL STATEMENTS.

136	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Municipal Bonds — continued
Oregon — continued
State of Oregon Department of Transportation, Taxable Subordinated, Build America Bonds, Series A, Rev., 5.83%, 11/15/2034	50	54

		61

Pennsylvania — 0.0% (g)
City of Philadelphia Water & Wastewater Revenue, Rev., 2.93%, 07/01/2045	10	7

Texas — 0.0% (g)
Board of Regents of the University of Texas System, Build America Bonds, Series C, Rev., 4.79%, 08/15/2046	110	109
City of San Antonio, Electric & Gas Systems Revenue, Build America Bonds, Rev., 5.99%, 02/01/2039	20	22
Dallas Area Rapid Transit, Build America Bonds, Rev., 5.02%, 12/01/2048	30	29
Dallas Area Rapid Transit, Taxable, Senior Lien, Series A, Rev., 2.61%, 12/01/2048	130	86
Dallas Fort Worth International Airport, Taxable,
Series A, Rev., 4.09%, 11/01/2051	425	354
Series A, Rev., 4.51%, 11/01/2051	100	90
Series C, Rev., 3.09%, 11/01/2040	100	77
North Texas Tollway Authority, Build America Bonds, Series B, Rev., 6.72%, 01/01/2049	65	77
State of Texas, Build America Bonds Taxable, GO, 5.52%, 04/01/2039	150	158
Texas Transportation Commission, Taxable Mobility Fund, GO, 2.47%, 10/01/2044	10	7

		1,009

Virginia — 0.0% (g)
University of Virginia, Taxable, Series C, Rev., 4.18%, 09/01/2117	40	30

Total Municipal Bonds (Cost $8,564)		7,126

U.S. Government Agency Securities — 0.2%
Federal Farm Credit Banks Funding Corp., 5.48%, 06/27/2042	1,000	939
FHLBs,
0.50%, 04/14/2025	2,000	1,840
3.25%, 11/16/2028	650	625
FHLMC,
Zero Coupon, 12/14/2029	1,170	881
0.38%, 07/21/2025	1,000	906
1.50%, 02/12/2025	107	101
6.25%, 07/15/2032	184	215
6.75%, 03/15/2031	400	473
FHLMC STRIPs, Zero Coupon, 03/15/2031	700	496

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

FNMA,
0.25%, 05/22/2023		1,000	983
0.88%, 08/05/2030		1,310	1,043
5.38%, 12/07/2028	GBP	460	586
FNMA Interest STRIP, Zero Coupon, 07/15/2030		112	82
Resolution Funding Corp. Interest STRIP,
Zero Coupon, 07/15/2028		166	131
Zero Coupon, 10/15/2028		358	281
Zero Coupon, 10/15/2029		175	132
Zero Coupon, 01/15/2030		950	696
Zero Coupon, 04/15/2030		1,780	1,295
Resolution Funding Corp. Principal STRIP,
Zero Coupon, 01/15/2030		915	670
Zero Coupon, 04/15/2030		145	106
Tennessee Valley Authority, 4.63%, 06/07/2043	GBP	200	229

Total U.S. Government Agency Securities (Cost $14,564)			12,710

U.S. Treasury Obligations — 13.1%
U.S. Treasury Bonds,
1.13%, 05/15/2040		62,482	39,405
1.13%, 08/15/2040		51,225	32,056
1.25%, 05/15/2050 (jj)		7,480	4,068
1.38%, 11/15/2040		79,570	52,121
1.38%, 08/15/2050		1,626	913
1.63%, 11/15/2050		1,600	962
1.75%, 08/15/2041		117,500	81,006
1.88%, 02/15/2041		97,000	69,059
1.88%, 02/15/2051		700	449
1.88%, 11/15/2051		2,730	1,747
2.00%, 11/15/2041		102,400	73,652
2.00%, 02/15/2050		2,169	1,446
2.00%, 08/15/2051		2,650	1,752
2.25%, 05/15/2041		92,300	69,881
2.25%, 08/15/2046		940	671
2.25%, 08/15/2049		1,800	1,277
2.25%, 02/15/2052		400	281
2.38%, 02/15/2042		78,850	60,634
2.38%, 11/15/2049		700	511
2.38%, 05/15/2051		1,800	1,304
2.50%, 02/15/2045		1,420	1,077
2.50%, 02/15/2046		1,000	754
2.50%, 05/15/2046		1,370	1,030
2.75%, 08/15/2042		200	162
2.75%, 11/15/2042		1,000	807
2.75%, 08/15/2047		700	551
2.75%, 11/15/2047		1,575	1,239
2.88%, 05/15/2043		720	592
2.88%, 08/15/2045		1,185	961
2.88%, 11/15/2046		500	404
2.88%, 05/15/2049		1,500	1,218
2.88%, 05/15/2052		640	518

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	137

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
U.S. Treasury Obligations — continued
3.00%, 05/15/2042	500	423
3.00%, 11/15/2044	900	748
3.00%, 05/15/2045	1,730	1,436
3.00%, 11/15/2045	229	190
3.00%, 02/15/2047	338	279
3.00%, 05/15/2047	500	412
3.00%, 02/15/2048	250	207
3.00%, 08/15/2048	520	431
3.00%, 02/15/2049	400	332
3.00%, 08/15/2052	750	624
3.13%, 11/15/2041	1,200	1,044
3.13%, 02/15/2043	860	739
3.13%, 08/15/2044	350	298
3.25%, 05/15/2042	57,100	50,400
3.38%, 08/15/2042	46,550	41,888
3.38%, 11/15/2048	500	445
3.50%, 02/15/2039	500	473
3.63%, 08/15/2043	1,790	1,657
3.63%, 02/15/2044	1,500	1,385
3.75%, 11/15/2043 (jj)	3,115	2,940
3.88%, 08/15/2040	31,800	31,217
4.00%, 11/15/2042	34,170	33,673
4.00%, 11/15/2052	575	581
4.25%, 11/15/2040	19,769	20,324
4.38%, 02/15/2038	3,000	3,159
4.38%, 11/15/2039	25,900	27,172
4.38%, 05/15/2040	21,500	22,500
4.38%, 05/15/2041	410	427
4.50%, 02/15/2036	1,805	1,936
4.50%, 05/15/2038	23,301	24,890
4.63%, 02/15/2040	19,900	21,516
4.75%, 02/15/2037	300	330
4.75%, 02/15/2041	14,400	15,754
5.00%, 05/15/2037	1,500	1,684
5.25%, 02/15/2029	365	388
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/2025	46	44
U.S. Treasury Notes,
0.13%, 01/15/2024	100	95
0.25%, 03/15/2024	700	664
0.25%, 05/15/2024	2,000	1,883
0.25%, 06/15/2024	3,500	3,286
0.25%, 05/31/2025	1,000	909
0.25%, 06/30/2025	1,500	1,360
0.25%, 07/31/2025 (jj)	5,255	4,746
0.25%, 08/31/2025	500	450
0.25%, 09/30/2025	500	449
0.25%, 10/31/2025	600	537
0.38%, 04/15/2024	2,600	2,461
0.38%, 08/15/2024	2,000	1,869
0.38%, 04/30/2025	1,585	1,448
0.38%, 11/30/2025	500	448
0.38%, 12/31/2025	990	886
0.38%, 01/31/2026	600	534
0.38%, 07/31/2027	315	268

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

0.38%, 09/30/2027	4,600	3,885
0.50%, 03/31/2025	500	460
0.50%, 04/30/2027	1,532	1,321
0.50%, 05/31/2027	500	429
0.50%, 08/31/2027	400	341
0.50%, 10/31/2027	700	593
0.63%, 07/31/2026	2,350	2,079
0.63%, 03/31/2027	1,000	869
0.63%, 11/30/2027	200	170
0.63%, 05/15/2030 (jj)	6,343	5,035
0.63%, 08/15/2030	3,555	2,807
0.75%, 03/31/2026	1,500	1,346
0.75%, 04/30/2026	2,500	2,238
0.75%, 05/31/2026	2,400	2,143
0.75%, 08/31/2026	2,000	1,773
0.75%, 01/31/2028	1,000	852
0.88%, 01/31/2024	1,000	960
0.88%, 06/30/2026	1,000	895
0.88%, 09/30/2026	2,300	2,045
0.88%, 11/15/2030	2,200	1,764
1.00%, 12/15/2024	500	468
1.00%, 07/31/2028	1,095	933
1.13%, 10/31/2026	630	564
1.13%, 02/28/2027	1,000	890
1.13%, 02/29/2028	1,300	1,128
1.13%, 08/31/2028	3,500	2,995
1.13%, 02/15/2031	3,500	2,862
1.25%, 11/30/2026	2,000	1,797
1.25%, 12/31/2026	1,700	1,524
1.25%, 03/31/2028	500	435
1.25%, 04/30/2028	2,300	2,000
1.25%, 05/31/2028	1,550	1,345
1.25%, 06/30/2028	190	165
1.25%, 09/30/2028	1,800	1,549
1.25%, 08/15/2031	1,430	1,163
1.38%, 10/31/2028	2,300	1,990
1.38%, 12/31/2028	2,500	2,161
1.38%, 11/15/2031	1,700	1,389
1.50%, 02/29/2024	750	723
1.50%, 10/31/2024	500	474
1.50%, 11/30/2024	300	284
1.50%, 08/15/2026	1,000	913
1.50%, 11/30/2028	500	435
1.50%, 02/15/2030	399	341
1.63%, 02/15/2026	500	463
1.63%, 05/15/2026	2,500	2,304
1.63%, 10/31/2026	1,400	1,280
1.63%, 08/15/2029	500	435
1.63%, 05/15/2031	1,970	1,662
1.75%, 06/30/2024	3,800	3,643
1.75%, 03/15/2025	5,800	5,485
1.75%, 12/31/2026	840	770
1.75%, 01/31/2029	500	440
1.75%, 11/15/2029	500	437
1.88%, 02/28/2027	1,500	1,376

SEE NOTES TO FINANCIAL STATEMENTS.

138	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
U.S. Treasury Obligations — continued
1.88%, 02/28/2029	500	444
1.88%, 02/15/2032	1,550	1,320
2.00%, 05/31/2024	1,000	964
2.00%, 08/15/2025	1,000	945
2.00%, 11/15/2026	1,535	1,421
2.13%, 02/29/2024	55	53
2.13%, 03/31/2024	1,000	969
2.13%, 07/31/2024	3,000	2,887
2.13%, 09/30/2024	400	384
2.13%, 05/15/2025	1,000	951
2.25%, 03/31/2024	3,000	2,912
2.25%, 11/15/2024	700	673
2.25%, 11/15/2025	575	545
2.25%, 03/31/2026	400	377
2.25%, 02/15/2027	3,200	2,982
2.25%, 08/15/2027	200	185
2.38%, 02/29/2024	1,000	974
2.38%, 08/15/2024	800	772
2.38%, 05/15/2027	1,000	934
2.38%, 03/31/2029	1,100	1,003
2.38%, 05/15/2029	600	547
2.50%, 04/30/2024	1,500	1,458
2.50%, 05/31/2024	1,500	1,456
2.50%, 01/31/2025	500	481
2.50%, 03/31/2027	1,000	940
2.63%, 07/31/2029	500	461
2.75%, 02/15/2024	1,500	1,468
2.75%, 02/28/2025	1,000	967
2.75%, 06/30/2025	800	771
2.75%, 04/30/2027	1,500	1,424
2.75%, 07/31/2027	1,900	1,800
2.75%, 02/15/2028	2,660	2,506
2.75%, 05/31/2029	1,000	931
2.75%, 08/15/2032	1,600	1,462
2.88%, 04/30/2025	900	872
2.88%, 06/15/2025	2,500	2,418
2.88%, 07/31/2025	1,000	967
2.88%, 11/30/2025	1,300	1,252
2.88%, 05/15/2028	2,500	2,363
2.88%, 08/15/2028	1,800	1,698
2.88%, 04/30/2029	1,000	939
2.88%, 05/15/2032	2,885	2,668
3.00%, 07/31/2024	1,000	976
3.00%, 07/15/2025	1,000	969
3.00%, 09/30/2025	120	116
3.13%, 08/15/2025	1,000	972
3.13%, 08/31/2027	1,000	963
3.13%, 11/15/2028	6,390	6,107
3.25%, 08/31/2024	2,720	2,664
3.25%, 06/30/2027	500	484
3.25%, 06/30/2029	1,000	959
3.50%, 09/15/2025	500	490
3.88%, 11/30/2027	985	981

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

3.88%, 11/30/2029		990	986
3.88%, 12/31/2029 (w)		800	796
4.00%, 12/15/2025		500	497
4.00%, 10/31/2029		4,500	4,512
4.13%, 10/31/2027		2,900	2,915
4.13%, 11/15/2032		14,125	14,467
4.25%, 10/15/2025		1,000	1,000
4.50%, 11/30/2024		1,500	1,501
4.50%, 11/15/2025		2,500	2,517
U.S. Treasury STRIP Coupon Bonds,
Zero Coupon, 05/15/2024		800	752
Zero Coupon, 05/15/2026		5,000	4,353
Zero Coupon, 11/15/2026		5,000	4,271
Zero Coupon, 11/15/2028 (ee) (ff) (jj)		12,000	9,467
Zero Coupon, 11/15/2038 (jj)		6,250	3,238
Zero Coupon, 11/15/2041		200	90
Zero Coupon, 08/15/2045		600	230

Total U.S. Treasury Obligations (Cost $1,078,717)			1,034,392

	NUMBER OF CONTRACTS
Option Purchased — 0.0% (g)
Put Option — 0.0% (g)
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 01/12/2053 at USD 94.03, European Style, Notional Amount: USD 3,258, OTC Traded
(Cost $27)		7,000	35

	PRINCIPAL AMOUNT($)
Short-Term Investments — 1.2%
Time Deposits — 1.2%
Australia & New Zealand Banking Group Ltd.,
1.56%, 01/03/2023	AUD	533	363
2.30%, 01/03/2023	GBP	4,049	4,895
Brown Brothers Harriman,
0.20%, 01/03/2023	CHF	254	274
1.00%, 01/02/2023	NOK	611	62
1.05%, 01/02/2023	DKK	538	78
1.70%, 01/04/2023	NZD	141	89
1.80%, 01/03/2023	SGD	256	191
2.47%, 01/03/2023	HKD	1,698	218
Citibank NA, 1.10%, 01/02/2023	EUR	28,165	30,149
Royal Bank of Canada,
3.06%, 01/03/2023	CAD	25	18
3.69%, 01/03/2023		15,888	15,888
Skandinaviska Enskilda Banken AB, (12.63%), 01/02/2023	SEK	1,136	109
Sumitomo Mitsui Banking Corp., (0.33%), 01/04/2023	JPY	56,476	430
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023		43,302	43,302

Total Time Deposits			96,066

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	139

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
U.S. Treasury Obligations — 0.0% (g)
U.S. Treasury Bills,
Zero Coupon, 02/02/2023 (ii)	32	32
Zero Coupon, 03/02/2023 (hh) (ii)	2,503	2,487
Zero Coupon, 03/23/2023 (hh) (ii)	1,084	1,074

Total U.S. Treasury Obligations		3,593

Total Short-Term Investments (Cost $99,658)		99,659

Total Investments, Before Short Positions —106.7% (Cost — $9,180,117)		8,439,535

Liabilities in Excess of Other Assets — (6.7)%		(529,640)

NET ASSETS — 100.0%		$7,909,895

Short Positions — 3.2%
Mortgage-Backed Securities — 3.2%
FHLMC Pool, Single Family, 15 years,
3.50%, 12/01/2035	167	160
3.50%, 02/01/2036	184	177
FNMA or FHLMC, Single Family, 15 years,
TBA, 3.00%, 01/01/2038 (w)	5,600	5,250
TBA, 4.00%, 01/01/2038 (w)	3,000	2,926
FNMA or FHLMC, Single Family, 30 years,
TBA, 2.00%, 01/01/2053 (w)	1,783	1,453
TBA, 2.50%, 01/01/2053 (w)	5,150	4,367

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

TBA, 3.00%, 01/01/2053 (w)	50,484	44,365
TBA, 3.00%, 02/01/2053 (w)	91,700	80,643
TBA, 3.50%, 01/01/2053 (w)	31,000	28,199
TBA, 4.00%, 01/01/2053 (w)	32,950	30,936
TBA, 4.50%, 01/01/2053 (w)	16,200	15,605
TBA, 5.50%, 01/01/2053 (w)	7,400	7,424
TBA, 6.00%, 01/01/2053 (w)	9,500	9,645
FNMA Pool, Single Family, 15 years,
3.50%, 06/01/2035	306	295
3.50%, 04/01/2035	957	917
GNMA II Pool, Single Family, 30 years, 4.00%, 12/20/2050	2,709	2,577
GNMA, Single Family, 30 years,
TBA, 3.50%, 02/01/2053 (w)	1,500	1,381
TBA, 3.50%, 01/01/2053 (w)	3,500	3,220
TBA, 4.00%, 01/01/2053 (w)	7,000	6,631
TBA, 4.50%, 01/01/2053 (w)	6,400	6,214

Total Mortgage-Backed Securities (Proceeds $255,062)		252,385

Total Securities Sold Short — 3.2% (Proceeds $255,062)		252,385

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro BOBL	28	03/2023	EUR	3,585	(116)
Euro Buxl	33	03/2023	EUR	5,724	(947)
Euro Schatz	32	03/2023	EUR	3,653	(42)
Long Gilt	15	03/2023	GBP	1,894	(82)
SOFR 3 Month	212	03/2023	USD	50,641	(246)
Swiss Confederation Bond	49	03/2023	CHF	7,675	(337)
U.S. Treasury 10 Year Note	80	03/2023	USD	9,032	(48)
U.S. Treasury 2 Year Note	98	03/2023	USD	20,076	21
U.S. Treasury 5 Year Note	90	03/2023	USD	9,745	(31)
U.S. Treasury Long Bond	250	03/2023	USD	31,606	(270)
U.S. Treasury Ultra Bond	147	03/2023	USD	19,923	(179)
U.S. Ultra Treasury 10 Year Note	13	03/2023	USD	1,545	(8)

					(2,285)

SEE NOTES TO FINANCIAL STATEMENTS.

140	SIX CIRCLES TRUST	DECEMBER 31, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Short Contracts
Euro BOBL	(54)	03/2023	EUR	(6,875)	184
Euro Bund	(64)	03/2023	EUR	(9,489)	383
Euro Schatz	(34)	03/2023	EUR	(3,883)	46
Long Gilt	(8)	03/2023	GBP	(1,010)	44
SOFR 3 Month	(212)	09/2023	USD	(50,768)	320
U.S. Treasury 10 Year Note	(422)	03/2023	USD	(47,708)	319
U.S. Treasury 2 Year Note	(17)	03/2023	USD	(3,483)	(4)
U.S. Treasury 5 Year Note	(99)	03/2023	USD	(10,718)	33
U.S. Treasury Long Bond	(31)	03/2023	USD	(3,881)	(5)
U.S. Treasury Ultra Bond	(23)	03/2023	USD	(3,211)	122
U.S. Ultra Treasury 10 Year Note	(94)	03/2023	USD	(11,194)	75

					1,517

Total unrealized appreciation (depreciation)					(768)

Forward foreign currency exchange contracts outstanding as of December 31, 2022:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	2,160	USD	1,449	Bank of America, NA	01/04/2023	22
AUD	9,175	USD	6,244	Bank of New York Mellon	01/04/2023	3
AUD	9,175	USD	6,234	Deutsche Bank AG	01/04/2023	12
AUD	9,175	USD	6,230	Morgan Stanley & Co.	01/04/2023	17
AUD	9,183	USD	6,235	Toronto-Dominion Bank (The)	01/04/2023	18
AUD	9,175	USD	6,231	UBS AG LONDON	01/04/2023	16
CHF	175	USD	185	Bank of America, NA	01/04/2023	5
EUR	127	CHF	125	Bank of America, NA	01/04/2023	1
CHF	530	USD	559	Bank of America, NA	01/04/2023	14
CHF	45	USD	48	Citibank, NA	01/04/2023	—	(h)
CNY	19,500	USD	2,765	Brown Brothers Harriman & Co.	01/04/2023	41
USD	3,038	CNY	21,100	Brown Brothers Harriman & Co.	01/04/2023	3
CNY	1,000	USD	142	Brown Brothers Harriman & Co.	01/04/2023	2
CZK	107,739	USD	4,761	UBS AG LONDON	01/04/2023	7
DKK	9,005	USD	1,293	Bank of America, NA	01/04/2023	3
DKK	2,670	USD	371	Bank of America, NA	01/04/2023	14
DKK	29,402	USD	4,222	Morgan Stanley & Co.	01/04/2023	11
EUR	3,110	USD	3,212	Bank of America, NA	01/04/2023	118
EUR	5,620	USD	5,804	Bank of America, NA	01/04/2023	212
EUR	150	USD	159	Bank of America, NA	01/04/2023	1
EUR	50	USD	53	Bank of America, NA	01/04/2023	—	(h)
EUR	673	USD	700	Bank of America, NA	01/04/2023	20
EUR	2,600	USD	2,723	Bank of America, NA	01/04/2023	60
EUR	535	USD	552	Bank of America, NA	01/04/2023	20
EUR	154,740	USD	165,185	Bank of New York Mellon	01/04/2023	456
EUR	76	SEK	850	Goldman Sachs International	01/04/2023	– (h)
EUR	35	USD	37	Morgan Stanley & Co.	01/04/2023	1
EUR	11,101	USD	11,823	Morgan Stanley & Co.	01/04/2023	60
EUR	1,115,536	USD	1,188,046	Morgan Stanley & Co.	01/04/2023	6,079
EUR	155,203	USD	165,493	UBS AG LONDON	01/04/2023	644
EUR	160	USD	169	UBS AG LONDON	01/04/2023	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	141

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	11,100	USD	11,836	UBS AG LONDON	01/04/2023	46
EUR	1,115,540	USD	1,189,500	UBS AG LONDON	01/04/2023	4,629
EUR	154,740	USD	165,007	Westpac Banking Corp.	01/04/2023	634
EUR	2,390	USD	2,487	Westpac Banking Corp.	01/04/2023	72
GBP	337,812	USD	408,179	Bank of New York Mellon	01/04/2023	220
GBP	28,900	USD	34,920	Bank of New York Mellon	01/04/2023	19
GBP	811	USD	980	Bank of New York Mellon	01/04/2023	1
GBP	1,190	USD	1,428	Citibank, NA	01/04/2023	10
GBP	28,989	USD	34,899	UBS AG LONDON	01/04/2023	146
GBP	28,900	USD	34,769	Westpac Banking Corp.	01/04/2023	170
USD	463	HKD	3,612	Royal Bank of Canada	01/04/2023	—	(h)
HUF	49,360	USD	123	Bank of America, NA	01/04/2023	9
HUF	821,986	USD	2,190	UBS AG LONDON	01/04/2023	14
JPY	603,170	USD	4,342	Bank of America, NA	01/04/2023	254
JPY	8,064,135	USD	61,273	Bank of New York Mellon	01/04/2023	173
JPY	8,064,135	USD	61,185	Deutsche Bank AG	01/04/2023	261
JPY	8,064,135	USD	61,181	Morgan Stanley & Co.	01/04/2023	264
JPY	675,560	USD	5,010	Toronto-Dominion Bank (The)	01/04/2023	137
JPY	8,064,126	USD	61,124	Toronto-Dominion Bank (The)	01/04/2023	321
JPY	252,680	USD	1,819	UBS AG LONDON	01/04/2023	107
JPY	8,064,135	USD	61,124	UBS AG LONDON	01/04/2023	321
NOK	29,255	USD	2,972	Westpac Banking Corp.	01/04/2023	15
NZD	910	USD	565	Bank of America, NA	01/04/2023	12
NZD	5,630	USD	3,574	Standard Chartered Bank	01/04/2023	1
PLN	1,120	USD	245	Bank of America, NA	01/04/2023	11
PLN	10	USD	2	Morgan Stanley & Co.	01/04/2023	– (h)
PLN	26,228	USD	5,971	UBS AG LONDON	01/04/2023	15
RON	12,160	USD	2,623	UBS AG LONDON	01/04/2023	11
SEK	1,960	USD	184	Bank of America, NA	01/04/2023	4
SEK	2,435	USD	229	Bank of America, NA	01/04/2023	4
SGD	1,400	USD	1,022	Bank of America, NA	01/04/2023	23
SGD	6,992	USD	5,215	Goldman Sachs International	01/04/2023	5
AUD	602	USD	407	HSBC Bank plc	01/12/2023	4
USD	583	CAD	782	Morgan Stanley & Co.	01/12/2023	6
EUR	725	USD	762	Bank of America, NA	01/12/2023	14
EUR	853	USD	907	Bank of America, NA	01/12/2023	6
EUR	617	USD	649	Bank of America, NA	01/12/2023	12
EUR	789	USD	839	HSBC Bank plc	01/12/2023	6
EUR	3,630	USD	3,877	Morgan Stanley & Co.	01/12/2023	11
GBP	614	USD	738	Morgan Stanley & Co.	01/12/2023	4
JPY	100,174	USD	735	Bank of America, NA	01/12/2023	29
AUD	116	USD	72	Goldman Sachs International	01/19/2023	7
CAD	161	USD	118	Bank of America, NA	01/19/2023	—	(h)
DKK	1,270	USD	183	Morgan Stanley & Co.	01/19/2023	1
EUR	51	USD	50	Bank of America, NA	01/19/2023	5
EUR	256	USD	251	HSBC Bank plc	01/19/2023	23
EUR	2,257	USD	2,412	Morgan Stanley & Co.	01/19/2023	7
GBP	767	USD	923	Morgan Stanley & Co.	01/19/2023	5
JPY	125,642	USD	954	Morgan Stanley & Co.	01/19/2023	5
JPY	48,677	USD	351	Morgan Stanley & Co.	01/19/2023	21
AUD	1,890	USD	1,283	Deutsche Bank AG	02/02/2023	5
AUD	870	USD	591	UBS AG LONDON	02/02/2023	2
USD	4,387	CHF	4,030	Citibank, NA	02/02/2023	13
USD	5,814	CHF	5,342	Citibank, NA	02/02/2023	18
CHF	140	USD	152	Morgan Stanley & Co.	02/02/2023	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

142	SIX CIRCLES TRUST	DECEMBER 31, 2022

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CHF	90	USD	98	UBS AG LONDON	02/02/2023	—	(h)
CHF	240	USD	260	UBS AG LONDON	02/02/2023	—	(h)
EUR	1,930	USD	2,068	Bank of America, NA	02/02/2023	2
EUR	1,130	USD	1,209	Bank of America, NA	02/02/2023	4
EUR	654	USD	700	Bank of America, NA	02/02/2023	2
EUR	9,480	USD	10,139	Bank of America, NA	02/02/2023	30
EUR	21,000	USD	22,460	Bank of America, NA	02/02/2023	67
EUR	620	USD	663	Bank of America, NA	02/02/2023	2
EUR	40,000	USD	42,780	Morgan Stanley & Co.	02/02/2023	128
EUR	17,290	USD	18,492	Morgan Stanley & Co.	02/02/2023	55
EUR	430	USD	460	Morgan Stanley & Co.	02/02/2023	1
GBP	1,870	USD	2,251	Bank of America, NA	02/02/2023	11
GBP	3,940	USD	4,743	UBS AG LONDON	02/02/2023	24
GBP	7,375	USD	8,879	UBS AG LONDON	02/02/2023	45
USD	464	HKD	3,612	Royal Bank of Canada	02/02/2023	1
JPY	398,530	USD	3,031	Deutsche Bank AG	02/02/2023	18
JPY	2,272,780	USD	17,311	Deutsche Bank AG	02/02/2023	77
JPY	557,390	USD	4,240	Morgan Stanley & Co.	02/02/2023	24
USD	4,724	SEK	49,185	Bank of America, NA	02/02/2023	2
USD	4,164	SEK	43,343	Goldman Sachs International	02/02/2023	3
SGD	250	USD	187	Deutsche Bank AG	02/02/2023	—	(h)
CNH	1,411	USD	203	HSBC Bank plc	02/23/2023	2
CNH	1,903	USD	274	HSBC Bank plc	02/23/2023	2
USD	11,715	IDR	182,438,822	Bank of America, NA	03/15/2023	7
IDR	11,558,909	USD	739	Barclays Bank plc	03/15/2023	3
USD	851	ILS	2,907	Citibank, NA	03/15/2023	21
KRW	1,538,049	USD	1,181	Morgan Stanley & Co.	03/15/2023	38
USD	1,495	MXN	29,171	Citibank, NA	03/15/2023	17
MXN	1,244	USD	62	Morgan Stanley & Co.	03/15/2023	1
USD	1,399	MYR	6,136	Goldman Sachs International	03/15/2023	1
USD	8,624	MYR	37,773	Goldman Sachs International	03/15/2023	23
USD	7,398	THB	252,178	UBS AG LONDON	03/15/2023	67

Total unrealized appreciation						16,653

USD	6,472	AUD	9,610	Bank of New York Mellon	01/04/2023	(71)
USD	6,470	AUD	9,610	Deutsche Bank AG	01/04/2023	(73)
USD	6,466	AUD	9,610	Morgan Stanley & Co.	01/04/2023	(77)
USD	6,474	AUD	9,603	Toronto-Dominion Bank (The)	01/04/2023	(64)
USD	6,474	AUD	9,610	UBS AG LONDON	01/04/2023	(69)
CHF	4,030	USD	4,373	Citibank, NA	01/04/2023	(15)
CHF	5,342	USD	5,796	Citibank, NA	01/04/2023	(20)
USD	4,493	CHF	4,250	Morgan Stanley & Co.	01/04/2023	(104)
USD	6,202	CHF	5,872	Morgan Stanley & Co.	01/04/2023	(148)
CHF	125	EUR	127	Morgan Stanley & Co.	01/04/2023	(1)
USD	16,433	CNY	114,500	Brown Brothers Harriman & Co.	01/04/2023	(38)
USD	3,587	CNY	25,000	Brown Brothers Harriman & Co.	01/04/2023	(9)
USD	399,304	CNY	2,846,600	Brown Brothers Harriman & Co.	01/04/2023	(10,178)
USD	399,545	CNY	2,846,600	Brown Brothers Harriman & Co.	01/04/2023	(9,938)
USD	309	CZK	7,310	Morgan Stanley & Co.	01/04/2023	(15)
USD	4,269	CZK	100,429	UBS AG LONDON	01/04/2023	(175)
USD	1,239	DKK	8,860	Morgan Stanley & Co.	01/04/2023	(37)
USD	20	DKK	145	Morgan Stanley & Co.	01/04/2023	(1)
USD	4,485	DKK	32,072	Morgan Stanley & Co.	01/04/2023	(132)
USD	700	EUR	656	Bank of America, NA	01/04/2023	(2)
SEK	850	EUR	78	Bank of America, NA	01/04/2023	(2)
USD	1,062,095	EUR	1,022,061	Bank of New York Mellon	01/04/2023	(31,970)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	143

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	164,633	EUR	158,305	Bank of New York Mellon	01/04/2023	(4,825)
USD	11,058	EUR	10,641	Bank of New York Mellon	01/04/2023	(333)
USD	8,674	EUR	8,400	Morgan Stanley & Co.	01/04/2023	(317)
USD	1,247,832	EUR	1,199,815	Morgan Stanley & Co.	01/04/2023	(36,510)
USD	440	EUR	420	Morgan Stanley & Co.	01/04/2023	(10)
USD	3,584	EUR	3,400	Morgan Stanley & Co.	01/04/2023	(55)
USD	12,990	EUR	12,490	Morgan Stanley & Co.	01/04/2023	(380)
USD	164,548	EUR	158,305	UBS AG LONDON	01/04/2023	(4,909)
USD	165,136	EUR	158,773	Westpac Banking Corp.	01/04/2023	(4,823)
GBP	210	USD	256	Bank of America, NA	01/04/2023	(2)
USD	398,168	GBP	331,512	Bank of New York Mellon	01/04/2023	(2,614)
USD	35,005	GBP	29,145	Bank of New York Mellon	01/04/2023	(230)
USD	1,004	GBP	836	Bank of New York Mellon	01/04/2023	(7)
USD	7,512	GBP	6,300	Morgan Stanley & Co.	01/04/2023	(104)
GBP	25	USD	31	Morgan Stanley & Co.	01/04/2023	(—	)(h)
USD	799	GBP	670	UBS AG LONDON	01/04/2023	(11)
USD	35,011	GBP	29,145	UBS AG LONDON	01/04/2023	(224)
USD	35,119	GBP	29,229	Westpac Banking Corp.	01/04/2023	(217)
HKD	3,612	USD	463	Royal Bank of Canada	01/04/2023	(1)
USD	2,197	HUF	871,346	UBS AG LONDON	01/04/2023	(139)
USD	60,451	JPY	8,370,415	Bank of New York Mellon	01/04/2023	(3,328)
USD	60,376	JPY	8,370,415	Deutsche Bank AG	01/04/2023	(3,403)
USD	60,347	JPY	8,370,415	Morgan Stanley & Co.	01/04/2023	(3,433)
USD	60,634	JPY	8,370,416	Toronto-Dominion Bank (The)	01/04/2023	(3,146)
USD	60,568	JPY	8,370,415	UBS AG LONDON	01/04/2023	(3,211)
USD	2,952	NOK	29,255	Westpac Banking Corp.	01/04/2023	(34)
USD	4,080	NZD	6,540	UBS AG LONDON	01/04/2023	(72)
USD	6,032	PLN	27,358	UBS AG LONDON	01/04/2023	(212)
USD	2,556	RON	12,160	Goldman Sachs International	01/04/2023	(78)
SEK	49,185	USD	4,716	Bank of America, NA	01/04/2023	(2)
SEK	43,343	USD	4,156	Goldman Sachs International	01/04/2023	(3)
USD	4,861	SEK	51,145	Morgan Stanley & Co.	01/04/2023	(40)
USD	4,351	SEK	45,778	Morgan Stanley & Co.	01/04/2023	(36)
USD	6,136	SGD	8,392	Royal Bank of Canada	01/04/2023	(130)
USD	2,212	DKK	15,820	Morgan Stanley & Co.	01/10/2023	(66)
USD	12,783	EUR	12,094	Bank of America, NA	01/10/2023	(169)
USD	29,352	EUR	27,804	Bank of America, NA	01/10/2023	(423)
USD	12,220	EUR	11,734	BNP Paribas	01/10/2023	(346)
USD	389	AUD	584	Morgan Stanley & Co.	01/12/2023	(9)
CAD	3,034	USD	2,271	Morgan Stanley & Co.	01/12/2023	(30)
USD	737	EUR	692	Bank of America, NA	01/12/2023	(4)
USD	40,379	EUR	38,921	Citibank, NA	01/12/2023	(1,307)
USD	89,484	EUR	86,252	Citibank, NA	01/12/2023	(2,897)
USD	1,465	EUR	1,373	HSBC Bank plc	01/12/2023	(6)
USD	5,349	EUR	5,176	HSBC Bank plc	01/12/2023	(196)
USD	430	EUR	409	HSBC Bank plc	01/12/2023	(9)
USD	40,861	EUR	38,921	Morgan Stanley & Co.	01/12/2023	(825)
USD	90,552	EUR	86,252	Morgan Stanley & Co.	01/12/2023	(1,829)
USD	1,258	GBP	1,055	HSBC Bank plc	01/12/2023	(17)
USD	24,440	GBP	20,422	Morgan Stanley & Co.	01/12/2023	(254)
USD	16,206	GBP	13,541	Morgan Stanley & Co.	01/12/2023	(169)
USD	64,627	JPY	8,903,670	Barclays Bank plc	01/12/2023	(3,290)
USD	198	AUD	295	Citibank, NA	01/19/2023	(3)
USD	6,985	AUD	11,122	HSBC Bank plc	01/19/2023	(592)
USD	11,680	CAD	16,119	HSBC Bank plc	01/19/2023	(226)

SEE NOTES TO FINANCIAL STATEMENTS.

144	SIX CIRCLES TRUST	DECEMBER 31, 2022

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	52	CAD	72	Morgan Stanley & Co.	01/19/2023	(1)
USD	2,514	CHF	2,476	Morgan Stanley & Co.	01/19/2023	(169)
USD	248	CZK	6,310	Bank of America, NA	01/19/2023	(31)
USD	320	CZK	8,130	Goldman Sachs International	01/19/2023	(40)
USD	299	CZK	7,606	HSBC Bank plc	01/19/2023	(38)
USD	780	DKK	5,921	Barclays Bank plc	01/19/2023	(73)
USD	946	EUR	951	Bank of America, NA	01/19/2023	(73)
USD	2,106	EUR	2,037	Citibank, NA	01/19/2023	(77)
USD	717	GBP	622	Bank of America, NA	01/19/2023	(34)
USD	491	GBP	412	Citibank, NA	01/19/2023	(7)
USD	370	HUF	159,515	Morgan Stanley & Co.	01/19/2023	(56)
USD	342	NOK	3,663	Bank of America, NA	01/19/2023	(32)
USD	635	NZD	1,136	Barclays Bank plc	01/19/2023	(87)
USD	645	PLN	3,282	HSBC Bank plc	01/19/2023	(104)
USD	511	RON	2,629	Goldman Sachs International	01/19/2023	(58)
USD	1,024	SEK	11,538	Citibank, NA	01/19/2023	(82)
USD	6,251	AUD	9,175	Bank of New York Mellon	02/02/2023	(4)
USD	6,241	AUD	9,175	Deutsche Bank AG	02/02/2023	(13)
USD	6,237	AUD	9,175	Morgan Stanley & Co.	02/02/2023	(17)
USD	6,242	AUD	9,183	Toronto-Dominion Bank (The)	02/02/2023	(18)
USD	6,238	AUD	9,175	UBS AG LONDON	02/02/2023	(17)
CHF	125	EUR	127	Bank of America, NA	02/02/2023	(1)
USD	414,228	CNY	2,874,000	Brown Brothers Harriman & Co.	02/02/2023	(192)
USD	3,358	CNY	23,300	Brown Brothers Harriman & Co.	02/02/2023	(1)
USD	413,888	CNY	2,874,000	Brown Brothers Harriman & Co.	02/02/2023	(532)
USD	4,753	CZK	107,739	UBS AG LONDON	02/02/2023	(6)
USD	1,296	DKK	9,005	Bank of America, NA	02/02/2023	(3)
USD	4,231	DKK	29,402	Morgan Stanley & Co.	02/02/2023	(11)
USD	165,522	EUR	154,740	Bank of New York Mellon	02/02/2023	(469)
SEK	850	EUR	76	Goldman Sachs International	02/02/2023	(1)
USD	11,847	EUR	11,101	Morgan Stanley & Co.	02/02/2023	(62)
USD	1,190,457	EUR	1,115,536	Morgan Stanley & Co.	02/02/2023	(6,186)
USD	11,860	EUR	11,100	UBS AG LONDON	02/02/2023	(47)
USD	1,191,899	EUR	1,115,540	UBS AG LONDON	02/02/2023	(4,749)
USD	165,827	EUR	155,203	UBS AG LONDON	02/02/2023	(661)
USD	165,339	EUR	154,740	Westpac Banking Corp.	02/02/2023	(652)
USD	981	GBP	811	Bank of New York Mellon	02/02/2023	(—	)(h)
USD	408,505	GBP	337,812	Bank of New York Mellon	02/02/2023	(235)
USD	34,948	GBP	28,900	Bank of New York Mellon	02/02/2023	(20)
USD	34,927	GBP	28,989	UBS AG LONDON	02/02/2023	(148)
USD	34,795	GBP	28,900	Westpac Banking Corp.	02/02/2023	(172)
HKD	1,670	USD	214	Deutsche Bank AG	02/02/2023	(—	)(h)
HKD	20	USD	3	UBS AG LONDON	02/02/2023	(—	)(h)
USD	2,170	HUF	821,986	UBS AG LONDON	02/02/2023	(13)
USD	61,504	JPY	8,064,135	Bank of New York Mellon	02/02/2023	(190)
USD	61,416	JPY	8,064,135	Deutsche Bank AG	02/02/2023	(279)
USD	61,413	JPY	8,064,135	Morgan Stanley & Co.	02/02/2023	(281)
USD	61,354	JPY	8,064,126	Toronto-Dominion Bank (The)	02/02/2023	(340)
USD	61,356	JPY	8,064,135	UBS AG LONDON	02/02/2023	(338)
USD	2,975	NOK	29,255	Westpac Banking Corp.	02/02/2023	(15)
USD	3,575	NZD	5,630	Standard Chartered Bank	02/02/2023	(1)
USD	5,957	PLN	26,228	UBS AG LONDON	02/02/2023	(14)
USD	2,619	RON	12,160	UBS AG LONDON	02/02/2023	(10)
SEK	2,590	USD	249	Bank of America, NA	02/02/2023	(—	)(h)
SEK	200	USD	19	UBS AG LONDON	02/02/2023	(—	)(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	145

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	5,218	SGD	6,992	Goldman Sachs International	02/02/2023	(5)
USD	51,859	CNH	361,896	Citibank, NA	02/23/2023	(642)
USD	207	CNH	1,459	Citibank, NA	02/23/2023	(4)
CNH	2,836	USD	411	Morgan Stanley & Co.	02/23/2023	(–)	(h)
USD	367	CLP	319,372	Barclays Bank plc	03/15/2023	(6)
USD	3,148	IDR	49,417,649	HSBC Bank plc	03/15/2023	(23)
USD	27,624	KRW	35,663,130	UBS AG LONDON	03/15/2023	(634)
USD	312	PEN	1,205	Morgan Stanley & Co.	03/15/2023	(3)
USD	1,075	SGD	1,454	Morgan Stanley & Co.	03/15/2023	(12)
USD	1,371	THB	48,057	Goldman Sachs International	03/15/2023	(26)

Total unrealized depreciation						(156,660)

Net unrealized appreciation (depreciation)						(140,007)

Over the Counter (“OTC”) Interest Rate Swaps contracts outstanding as of December 31, 2022:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank Negara Malaysia KLIBOR Interbank Offered Rate Fixing 3 Month	2.44% quarterly	Pay	Morgan Stanley & Co.	11/17/2030	MYR	5,000	(–)(h)	(114)	(114)

Total							(–)(h)	(114)	(114)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2022:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Pay	07/08/2023	JPY	360,000	3	(4)	(1)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Pay	07/08/2024	JPY	600,000	(11)	(4)	(15)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.14% annually	Pay	12/06/2024	JPY	1,500,000	—	(h)	(19)	(19)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.10% semi-annually	Pay	12/03/2025	JPY	140,000	(–)	(h)	(8)	(8)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Receive	07/08/2029	JPY	300,000	70	37	10	7
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.30% semi-annually	Pay	12/03/2030	JPY	143,500	(—	)(h)	(39)	(39)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.00% annually	Pay	07/08/2031	JPY	95,000	(1)	(46)	(47)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.15% annually	Pay	07/08/2037	JPY	135,000	(78)	(48)	(126)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.25% annually	Pay	07/08/2041	JPY	40,000	(—	)(h)	(48)	(48)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.45% annually	Pay	07/08/2051	JPY	35,000	(—	)(h)	(56)	(56)
BBSW ASX Australian 6 Month	2.50% semi-annually	Pay	12/03/2025	AUD	3,390	269	(376)	(107)
BBSW ASX Australian 6 Month	2.75% semi-annually	Pay	12/03/2030	AUD	1,035	144	(224)	(80)
Canada Bankers Acceptances 3 Month	2.50% semi-annually	Pay	12/03/2024	CAD	7,410	(126)	(87)	(213)
Canada Bankers Acceptances 3 Month	2.50% semi-annually	Pay	12/03/2025	CAD	8,915	563	(869)	(306)
Canada Bankers Acceptances 3 Month	2.60% semi-annually	Pay	12/03/2027	CAD	3,510	(75)	(62)	(137)
Canada Bankers Acceptances 3 Month	2.65% semi-annually	Pay	12/03/2030	CAD	4,555	434	(680)	(246)
Canada Bankers Acceptances 3 Month	2.75% semi-annually	Pay	12/03/2037	CAD	660	(40)	(25)	(65)

SEE NOTES TO FINANCIAL STATEMENTS.

146	SIX CIRCLES TRUST	DECEMBER 31, 2022

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2022:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2040	CAD	1,585	308		(483)	(175)
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2049	CAD	1,245	321		(473)	(152)
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2051	CAD	560	(38)		(29)	(67)
CFETS China Fixing Repo Rates 7 Day	2.81% quarterly	Pay	04/12/2026	CNY	3,590	—	(h)	4	4
Colombia IBR Overnight Nominal Interbank Reference Rate	4.44% quarterly	Pay	09/10/2030	COP	2,257,000	—	(h)	(135)	(135)
ESTR Volume Weighted Trimmed Mean Rate	1.20% annually	Pay	05/11/2052	EUR	1,810	(182)		(311)	(493)
ICE LIBOR USD 3 Month	1.50% semi-annually	Pay	12/15/2028	USD	27,300	151		(3,722)	(3,571)
KRW Certificate of Deposit 3 Month	3.15% quarterly	Pay	08/04/2024	KRW	1,448,000	—	(h)	(14)	(14)
KRW Certificate of Deposit 3 Month	1.00% quarterly	Pay	09/01/2025	KRW	2,400,000	—	(h)	(136)	(136)
KRW Certificate of Deposit 3 Month	1.07% quarterly	Pay	04/27/2030	KRW	200,000	(8)		(18)	(26)
KRW Certificate of Deposit 3 Month	0.97% quarterly	Pay	08/14/2030	KRW	2,100,000	—	(h)	(291)	(291)
KRW Certificate of Deposit 3 Month	0.94% quarterly	Pay	08/19/2030	KRW	5,075,000	(83)		(617)	(700)
KRW Certificate of Deposit 3 Month	2.82% quarterly	Pay	04/28/2032	KRW	1,245,595	(13)		(41)	(54)
SONIA Interest Rate Benchmark	0.45% annually	Pay	03/31/2026	GBP	1,250	—	(h)	(188)	(188)
SONIA Interest Rate Benchmark	1.25% annually	Pay	05/08/2046	GBP	2,080	332		(1,239)	(907)
Swiss Average Rate ON Intraday Value	0.13% annually	Pay	11/05/2031	CHF	150	2		(28)	(26)
Thailand Overnight Repo Rate ON	1.15% quarterly	Pay	11/19/2030	THB	31,000	—	(h)	(88)	(88)
United States FEDEF	0.10% maturity	Receive	01/13/2023	USD	442,600	37		7,622	7,659
United States FEDEF	0.20% maturity	Receive	04/29/2023	USD	22,600	1		662	663
United States SOFR	1.75% annually	Pay	06/15/2025	USD	53,500	(1,423)		(1,984)	(3,407)
United States SOFR	2.00% annually	Receive	12/21/2027	USD	13,700	1,018		71	1,089
United States SOFR	1.22% annually	Receive	08/15/2028	USD	5,797	—	(h)	768	768
United States SOFR	2.00% annually	Receive	12/21/2029	USD	19,600	1,964		(1)	1,963
United States SOFR	1.75% annually	Pay	06/15/2032	USD	3,600	(381)		(158)	(539)
United States SOFR	2.00% annually	Receive	12/21/2032	USD	66,500	9,078		(408)	8,670

Total						12,236		(3,795)	8,441

(a)	Value of floating rate index as of December 31, 2022 was as follows:

FLOATING RATE INDEX
Bank Negara Malaysia KLIBOR Interbank Offered rate Fixing 3 Month	3.68%
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.02)%
BBSW ASX Australian 6 Month	3.77%
Canada Bankers Acceptances 3 Month	4.94%
CFETS China Fixing Repo Rates 7 Day	3.00%
Colombia IBR Overnight Nominal Interbank Reference Rate	11.14%
ESTR Volume Weighted Trimmed Mean Rate	1.90%
ICE LIBOR USD 3 Month	4.77%
KRW Certificate of Deposit 3 Month	3.98%
SONIA Interest Rate Benchmark	3.43%
Swiss Average Rate ON Intraday Value	0.94%
Thailand Overnight Repo Rate ON	1.25%
United States FEDEF	4.33%
United States SOFR	4.30%

Written Call Option contracts on securities as of December 31, 2022:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 01/12/2053	BofA Securities, Inc.	(10,000)	USD	(4)	USD	96.91	01/05/2023	$	(—)	(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 02/13/2053	BofA Securities, Inc.	(10,000)	USD	(6,589)	USD	94.91	02/06/2023		(69)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	BofA Securities, Inc.	(3,000)	USD	(656)	USD	101.81	02/06/2023		(6)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	147

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	BofA Securities, Inc.	(2,200)	USD	(398)	USD	102.00	02/06/2023	$(4)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	Citigroup Global Markets, Inc.	(9,900)	USD	(2,301)	USD	101.75	02/06/2023	(23)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	Citigroup Global Markets, Inc.	(6,700)	USD	(1,212)	USD	102.00	02/06/2023	(12)

								(114)

Written Put Option contracts on securities as of December 31, 2022:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 01/12/2053	BofA Securities, Inc.	(7,000)	USD	(3,258)	USD	94.03	01/05/2023	(35)
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 01/12/2053	BofA Securities, Inc.	(10,000)	USD	(10,479)	USD	94.91	01/05/2023	(111)
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 01/12/2053	BofA Securities, Inc.	(15,000)	USD	(19,648)	USD	95.22	01/05/2023	(206)
FNMA or FHLMC, Single Family, 30 years, TBA, 3.00%, 01/12/2053	Citigroup Global Markets, Inc.	(11,100)	USD	(27,097)	USD	90.56	01/05/2023	(299)
FNMA or FHLMC, Single Family, 30 years, TBA, 4.00%, 01/12/2053	Citigroup Global Markets, Inc.	(10,000)	USD	(16,476)	USD	95.59	01/05/2023	(172)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	BofA Securities, Inc.	(2,200)	USD	(1,538)	USD	100.00	02/06/2023	(15)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	BofA Securities, Inc.	(3,000)	USD	(1,882)	USD	99.81	02/06/2023	(19)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	Citigroup Global Markets, Inc.	(6,700)	USD	(4,684)	USD	100.00	02/06/2023	(47)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.50%, 02/13/2053	Citigroup Global Markets, Inc.	(9,900)	USD	(5,987)	USD	99.75	02/06/2023	(60)

								(964)

Total Written Options Contracts (Premiums Received $678)								(1,078)

Reverse Repurchase Agreements
COUNTERPARTY	BORROWING RATE (%)	SETTLEMENT DATE	MATURITY DATE	AMOUNT BORROWED	PAYABLE FOR REVERSE REPURCHASE AGREEMENTS	COLLATERAL PLEDGED/ (RECEIVED)	NET AMOUNT (DUE TO)/FROM COUNTERPATRY
Wells Fargo Bank, National Association	4.20	11/14/2022	1/12/2023	(5,147)	(5,176)	5,176	—
Wells Fargo Bank, National Association	4.46	12/12/2022	1/12/2023	(13,097)	(13,129)	13,129	—
Wells Fargo Bank, National Association	4.46	12/13/2022	1/12/2023	(11,391)	(11,418)	11,418	—
BofA Securities, Inc.	4.45	12/30/2022	1/3/2023	(33,655)	(33,663)	33,663	—

					(63,386)

Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	31-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Reverse Repurchase Agreements
Mortgage Backed Securities	—	(63,386)	—	—	(63,386)

Payable for Reverse Repurchase Agreements

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2022.
ASX	— Australian Stock Exchange
BAM	— Insured by Build America Mutual
BBSW	— Bank Bill Swap Rate
BofA	— Bank of America
CFETS	— China Foreign Exchange Trade System
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury

CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
FEDEF	— Federal Fund Effective Rate (Continuous Series)
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
IBR	— Indicador Bancario de Referencia

SEE NOTES TO FINANCIAL STATEMENTS.

148	SIX CIRCLES TRUST	DECEMBER 31, 2022

ESTR	— Euro short-term rate
ICE	— Intercontinental Exchange
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2022. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

KLIBOR	— Kuala Lumpur Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
OTC	— Over the Counter
OYJ	— Public Limited Company
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	— Real Estate Investment Trust
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
STRIP

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2022.
TBA	— To Be Announced
TONAR	— Tokyo Overnight Average Rate
VA	— Veterans Administration
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2022.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2022.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(bb)	— Security has been valued using significant unobservable inputs.
(ee)	— Approximately $581 of these investments are restricted as collateral for swaps to Citigroup Clearing.
(ff)	— Approximately $647 of these investments are restricted as collateral for futures to Citigroup Global Markets, Inc.
(gg)	— Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(hh)	— Approximately $2,056 of these investments are restricted as collateral for TBAs to various brokers.
(ii)	— Approximately $1,714 of these investments are restricted as collateral for forwards to various brokers.
(jj)	— Approximately $6,486 of these investments are restricted as collateral for bi-lateral derivatives to various brokers.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan
CNY	— Chinese Yuan
COP	Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	Israeli New Shekel
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	— Polish Zloty
RON	Romanian Leu
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	149

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bond — 0.0% (g)
Consumer Non-cyclical — 0.0% (g)
Healthcare-Services — 0.0% (g)
Tower Health, Series 2020, 4.45%, 02/01/2050 (Cost $864)	1,000	481

Municipal Bonds — 95.2% (t)
Alabama — 2.7%
Alabama Economic Settlement Authority, BP Settlement, Series A, Rev., 4.00%, 09/15/2033	1,000	1,000
Alabama Federal Aid Highway Finance Authority, Series A, Rev., 5.00%, 09/01/2035 (p)	2,000	2,167
Alabama Federal Aid Highway Finance Authority, Garvee,
Series A, Rev., 5.00%, 09/01/2032 (p)	1,160	1,281
Series A, Rev., 5.00%, 09/01/2035 (p)	1,000	1,105
Series A, Rev., 5.00%, 09/01/2036 (p)	2,000	2,167
Alabama Housing Finance Authority, South Oak Residence Project, Rev., 1.25%, 12/01/2025 (z)	4,270	4,072
Alabama Public School and College Authority, Social Bonds,
Series A, Rev., 5.00%, 11/01/2037	6,400	7,181
Series A, Rev., 5.00%, 11/01/2039	10,000	11,123
Alabama Special Care Facilities Financing Authority, Ascension Senior Credit Group, Series C, Rev., 5.00%, 11/15/2046	5,000	5,057
Black Belt Energy Gas District,
Rev., LIQ: Royal Bank of Canada, 4.00%, 06/01/2051 (z)	14,030	13,673
Series B1, Rev., 4.00%, 04/01/2053 (z)	2,000	1,966
Series B2, Rev., (SIFMA Municipal Swap Index + 0.65%), 4.31%, 04/01/2053 (aa)	9,250	8,792
Series C1, Rev., 5.25%, 02/01/2053 (z)	12,245	12,764
Series D1, Rev., LIQ: Royal Bank of Canada, 4.00%, 07/01/2052 (z)	1,930	1,916
Black Belt Energy Gas District, Gas Project, Series F, Rev., 5.50%, 11/01/2053 (z)	10,625	11,149
Black Belt Energy Gas District, Gas Project Bonds Project No. 7, Rev., 4.00%, 10/01/2052 (z)	10,110	9,986
Black Belt Energy Gas District, Gas Project No. 8, Series A, Rev., 4.00%, 12/01/2052 (z)	3,410	3,301
Black Belt Energy Gas District, Project No. 4, Series A1, Rev., 4.00%, 12/01/2049 (z)	7,810	7,724
Black Belt Energy Gas District, Project No. 5, Series A1, Rev., 4.00%, 10/01/2049 (z)	5,000	4,929
Black Belt Energy Gas District, Project No. 6, Series B, Rev., 4.00%, 10/01/2052 (z)	6,505	6,427
City of Birmingham, Warrants, Series A, GO, 4.00%, 06/01/2032	4,075	4,284

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
County of Jefferson, Sewer Revenue, Senior Lien, Warrants, Series A, Rev., AGM, 5.50%, 10/01/2053	500	515
County of Jefferson, Sewer Revenue, Subordinated Lien, Series D, Rev., 6.50%, 10/01/2053	220	235
Health Care Authority for Baptist Health, Series B, Rev., VRDO, 4.33%, 01/06/2023 (z)	2,035	2,035
Health Care Authority of the City of Huntsville, Health System,
Series B1, Rev., 4.00%, 06/01/2045	1,750	1,623
Series B1, Rev., 5.00%, 06/01/2038	1,000	1,056
Hoover Industrial Development Board, Green Bonds, Rev., AMT, 6.38%, 11/01/2050 (z)	2,375	2,629
Lower Alabama Gas District (The), Gas Project Revenue Bonds, Rev., 4.00%, 12/01/2050 (z)	3,250	3,224
Selma Industrial Development Board, International Paper Co. Project, Rev., 1.38%, 05/01/2034 (z)	1,000	932
Southeast Alabama Gas Supply District (The), Project No. 2, Series A, Rev., 4.00%, 06/01/2049 (z)	100	100
Southeast Energy Authority A Cooperative District, Series B1, Rev., 5.00%, 05/01/2053 (z)	1,795	1,843
Southeast Energy Authority A Cooperative District, Project 1, Series A, Rev., 4.00%, 11/01/2051 (z)	4,580	4,484
Southeast Energy Authority A Cooperative District, Project 2, Series B, Rev., 4.00%, 12/01/2051 (z)	6,000	5,787
Southeast Energy Authority A Cooperative District, Project No. 3, Series A1, Rev., 5.50%, 01/01/2053 (z)	1,820	1,927
State of Alabama Docks Department, Docks,
Series A, Rev., AGM, AMT, 5.00%, 10/01/2025	1,750	1,824
Series A, Rev., AGM, AMT, 5.00%, 10/01/2026	1,890	1,995
Tuscaloosa City Board of Education, Warrants, Rev., 5.00%, 08/01/2041 (p)	2,525	2,718
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A, Rev., 4.50%, 05/01/2032 (e)	855	772
UAB Medicine Finance Authority,
Rev., 5.00%, 09/01/2032	1,800	1,985
Series B, Rev., 5.00%, 09/01/2041	1,750	1,790
Water Works Board of the City of Birmingham, Series B, Rev., 5.00%, 01/01/2038 (p)	1,630	1,630

		161,168

SEE NOTES TO FINANCIAL STATEMENTS.

150	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Alaska — 0.2%
Alaska Housing Finance Corp.,
Series A, Rev., 5.00%, 12/01/2032 (p)	125	127
Series A, Rev., 5.00%, 12/01/2033 (p)	60	61
Alaska Housing Finance Corp., General Mortgage, Series B, Rev., 3.25%, 12/01/2044	1,760	1,719
Alaska Housing Finance Corp., Social Bonds State Capital,
Rev., 5.00%, 06/01/2032	920	1,032
Rev., 5.00%, 12/01/2032	945	1,058
Northern Tobacco Securitization Corp., Senior, Series B2, Rev., Zero Coupon, 06/01/2066	9,475	1,078
State of Alaska International Airports System,
Series C, Rev., AMT, 5.00%, 10/01/2027	2,000	2,129
Series C, Rev., AMT, 5.00%, 10/01/2030	5,000	5,424

		12,628

Arizona — 1.7%
Arizona Board of Regents, Series A, Rev., 5.00%, 07/01/2043	2,480	2,686
Arizona Health Facilities Authority, Banner Health, Series A, Rev., 5.00%, 01/01/2044 (p)	1,055	1,077
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Project, Rev., 5.00%, 12/01/2029	2,705	2,790
Arizona Industrial Development Authority,
Series 2019-2, Rev., 3.63%, 05/20/2033	1,180	1,146
Series A, Rev., 4.00%, 09/01/2035	225	226
Series A, Rev., 4.00%, 09/01/2036	250	249
Arizona Industrial Development Authority, Greathearts Arizona Project,
Series A, Rev., 5.00%, 07/01/2024	125	128
Series A, Rev., 5.00%, 07/01/2026	125	131
Arizona Industrial Development Authority, Jerome Facilities Project, Series B, Rev., 4.00%, 07/01/2051	2,000	1,603
Arizona Industrial Development Authority, Macombs Facilities Project, Series A, Rev., 4.00%, 07/01/2061	1,000	766
Arizona Industrial Development Authority, Phoenix Children’s Hospital,
Rev., 5.00%, 02/01/2032	1,375	1,591
Rev., 5.00%, 02/01/2033	2,000	2,307
Arizona Industrial Development Authority, Somerset Academy of Las Vegas, Aliante,
Rev., 3.00%, 12/15/2031 (e)	525	454
Rev., 4.00%, 12/15/2041 (e)	500	405
Rev., 4.00%, 12/15/2051 (e)	700	520
Arizona State University,
Series A, Rev., 5.00%, 07/01/2043	1,105	1,182
Series C, Rev., 5.00%, 07/01/2042	2,000	2,074

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
Arizona State University, Board of Regents,
Series B, Rev., 5.00%, 07/01/2026	100	108
Series B, Rev., 5.00%, 07/01/2042	2,000	2,103
Chandler Industrial Development Authority, Intel Corp. Project, Rev., AMT, 5.00%, 09/01/2042 (z)	3,000	3,130
Chandler Industrial Development Authority, Intel Corp. Project,
Rev., 2.40%, 12/01/2035 (z)	775	769
Rev., AMT, 5.00%, 09/01/2052 (z)	2,860	2,985
City of Bullhead Excise Taxes Revenue, Second Series, Rev., 0.60%, 07/01/2024	250	238
City of Mesa Utility System Revenue, Rev., 5.00%, 07/01/2032	1,000	1,109
City of Phoenix Civic Improvement Corp.,
Series A, Rev., 5.00%, 07/01/2029	1,000	1,107
Series A, Rev., 5.00%, 07/01/2031	2,000	2,210
Series A, Rev., 5.00%, 07/01/2032	1,000	1,100
Series A, Rev., 5.00%, 07/01/2034	1,600	1,842
City of Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.00%, 07/01/2029	1,515	1,724
City of Phoenix, Civic Improvement Corp.,
Series A, Rev., 5.00%, 07/01/2034	2,185	2,377
Series B, Rev., 5.00%, 07/01/2024	130	134
City of Phoenix, Civic Improvement Corp., Airport Revenue, Junior Lien,
Series A, Rev., 5.00%, 07/01/2044	1,000	1,037
Series B, Rev., AMT, 5.00%, 07/01/2027	1,500	1,592
Series B, Rev., AMT, 5.00%, 07/01/2033	2,000	2,134
County of Pima Sewer System Revenue, Rev., 5.00%, 07/01/2028	500	558
Gilbert Water Resource Municipal Property Corp., Green Bond Senior Lien, Rev., 4.00%, 07/15/2047	1,000	966
Industrial Development Authority of the City of Phoenix, Republic Services, Rev., AMT, 4.10%, 12/01/2035 (z)	2,500	2,500
Industrial Development Authority of the County of Pima (The), American Leadership Academy,
Rev., 4.00%, 06/15/2023 (e)	1,290	1,286
Rev., 4.00%, 06/15/2025 (e)	2,555	2,515
Rev., 4.00%, 06/15/2027 (e)	2,680	2,595
Rev., 4.00%, 06/15/2030 (e)	1,510	1,419
Industrial Development Authority of the County of Pima (The), Tucson Medical Center, Rev., 4.00%, 04/01/2035	825	825
Industrial Development Authority of the County of Yavapai, Waste Management, Inc. Project, Rev., AMT, 1.30%, 06/01/2027	3,260	2,802
Kyrene Elementary School District No. 28, School Improvement Project 2010, Series B, GO, 4.50%, 07/01/2024	315	317

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	151

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
Series B, GO, 4.50%, 07/01/2025	255	257
Maricopa County Pollution Control Corp., Southern California Edison, Rev., 2.40%, 06/01/2035	1,000	759
Maricopa County Special Health Care District, Series C, GO, 4.00%, 07/01/2037	21,910	21,941
Northern Arizona University, Speed Stimulus Plan Economic Education, Rev., 5.00%, 08/01/2032 (p)	3,145	3,183
Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.00%, 12/01/2045	7,300	7,631
Salt River Project Agricultural Improvement & Power District, Salt River Project, Series A, Rev., 5.00%, 01/01/2026	3,000	3,210
Salt Verde Financial Corp., Rev., 5.00%, 12/01/2032	420	439
Salt Verde Financial Corp., Senior, Rev., 5.50%, 12/01/2029	1,475	1,580
Tempe Industrial Development Authority, Friendship Village of Tempe, Rev., 1.13%, 12/01/2026	3,350	2,876

		102,693

Arkansas — 0.1%
Arkansas Development Finance Authority Public Safety Charges Revenue, Division of Emergency Management Project, Rev., 5.00%, 06/01/2024	1,000	1,029
Arkansas Development Finance Authority, Big River Steel Project, Rev., AMT, 4.50%, 09/01/2049 (e)	630	549
Arkansas Development Finance Authority, Green Bond United States, Rev., AMT, 5.45%, 09/01/2052 (e)	3,000	2,901

		4,479

California — 8.9%
Alameda County, Oakland Unified School District,
GO, 5.00%, 08/01/2027	65	70
Series A, GO, 5.00%, 08/01/2040 (p)	300	318
Anaheim City School District, Election 2016, Series A, GO, 4.00%, 08/01/2048	4,000	3,864
Anaheim Housing & Public Improvements Authority,
Series A, Rev., 5.00%, 10/01/2035	250	264
Series A, Rev., 5.00%, 10/01/2050	1,780	1,837
Anaheim Public Financing Authority, Senior Public Improvement Project, Series A, Rev., BAM, 5.00%, 09/01/2036	2,250	2,391
Bay Area Toll Authority, San Francisco Bay Area, Rev., 2.00%, 04/01/2053 (z)	2,200	2,152

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series C, Rev., (SIFMA Municipal Swap Index + 0.45%), 4.11%, 04/01/2056 (aa)	2,675	2,634
Bay Area Toll Authority, San Francisco Bay Area Toll, Rev., (SIFMA Municipal Swap Index + 0.41%), 4.07%, 04/01/2056 (aa)	5,000	4,849
Bay Area Toll Authority, Subordinated, Series S4, Rev., 5.00%, 04/01/2031 (p)	4,000	4,021
Cabrillo Unified School District, Election 2018, Series B, GO, 5.00%, 08/01/2050	5,000	5,283
California Community Choice Financing Authority, Series B1, Rev., 4.00%, 02/01/2052 (z)	2,500	2,460
California Community Choice Financing Authority, Green Bond, Series A1, Rev., 4.00%, 05/01/2053 (z)	6,860	6,825
California Community Choice Financing Authority, Green Bond, Clean Energy, Rev., 5.00%, 12/01/2053 (w) (z)	7,160	7,461
California County, Tobacco Securitization Agency, Series A, Rev., 5.00%, 06/01/2027	10	11
California County, Tobacco Securitization Agency, Senior Bonds, Merced County Tobacco Funding Corporation,
Rev., 5.00%, 06/01/2032	340	360
Rev., 5.00%, 06/01/2033	170	180
California County, Tobacco Securitization Agency, Sonoma County Securitization,
Rev., 5.00%, 06/01/2031	255	271
Rev., 5.00%, 06/01/2032	250	265
Rev., 5.00%, 06/01/2033	300	317
Rev., 5.00%, 06/01/2049	325	326
California Educational Facilities Authority, Loyola Marymount University, Series A, Rev., NATL, Zero Coupon, 10/01/2037	340	179
California Educational Facilities Authority, University Southern California, Series C, Rev., 5.25%, 10/01/2024 (p)	210	219
California Health Facilities Financing Authority, Rev., 5.00%, 10/01/2039 (p) (z)	945	1,006
California Health Facilities Financing Authority, Adventist Health System, Rev., 3.00%, 03/01/2041 (z)	1,860	1,852
California Health Facilities Financing Authority, Cedars Sinai Health System, Rev., 4.00%, 08/15/2040	4,050	4,057
California Health Facilities Financing Authority, Children’s Hospital, Rev., 4.00%, 11/01/2035	1,460	1,484
California Health Facilities Financing Authority, City of Hope, Rev., 5.00%, 11/15/2049	3,000	3,031

SEE NOTES TO FINANCIAL STATEMENTS.

152	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California Health Facilities Financing Authority, Commonspirit Health,
Series A, Rev., 4.00%, 04/01/2038	3,500	3,353
Series A, Rev., 5.00%, 04/01/2033	3,000	3,256
California Health Facilities Financing Authority, PIH Health, Series A, Rev., 5.00%, 06/01/2035	3,010	3,220
California Health Facilities Financing Authority, Stanford Health Care, Series A, Rev., 5.00%, 11/15/2030	2,000	2,208
California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.00%, 08/15/2043 (p)	465	494
California Health Facilities Financing Authority, Unrefunded, Rev., 5.00%, 10/01/2039 (z)	1,055	1,112
California Housing Finance Agency, Series 2021-1, Rev., 3.50%, 11/20/2035	3,717	3,362
California Housing Finance Agency, Social Certificates, Series A, Rev., 3.25%, 08/20/2036	4,244	3,669
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Rev., AMT, 0.85%, 01/01/2050 (e) (z)	5,000	4,990
California Infrastructure & Economic Development Bank, J. Paul Getty Trust, Rev., 3.00%, 10/01/2047 (z)	1,000	1,002
California Infrastructure & Economic Development Bank, Los Angeles County, Series B, Rev., (SIFMA Municipal Swap Index + 0.70%), 4.36%, 12/01/2050 (aa)	1,370	1,321
California Infrastructure & Economic Development Bank, Sanford Consortium Project, Series A, Rev., 5.00%, 05/15/2031	1,230	1,325
California Municipal Finance Authority, Open Door Community Health Center,
Rev., 4.00%, 09/15/2034	920	966
Rev., 4.00%, 09/15/2035	960	989
Rev., 4.00%, 09/15/2036	1,000	1,014
California Municipal Finance Authority, Republic Services, Inc. Project, Series B, Rev., AMT, 2.35%, 07/01/2051 (z)	560	560
California Municipal Finance Authority, Simpson University, Series A, Rev., 6.00%, 10/01/2050 (e)	2,000	2,011
California Municipal Finance Authority, Southern California Institute, Rev., 5.00%, 12/01/2037	745	759
California Municipal Finance Authority, Subordinate Caritas Project, Series B, Rev., 4.00%, 08/15/2041	300	270

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Municipal Finance Authority, Taxable Virginia Oceanside Health Care Center, Rev., 3.64%, 07/01/2030 (e)	2,995	2,488
California Municipal Finance Authority, Walnut Apartments, Rev., HUD, 0.45%, 12/01/2024 (z)	1,125	1,085
California Municipal Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 0.70%, 12/01/2044 (z)	1,670	1,619
Rev., AMT, 3.50%, 10/01/2045 (z)	5,050	5,045
Series A, Rev., AMT, 2.40%, 10/01/2044 (z)	2,960	2,637
California Pollution Control Financing Authority, Plant Bonds, Rev., AMT, 5.00%, 07/01/2037 (e)	1,500	1,495
California Pollution Control Financing Authority, Republic Services, Rev., AMT, 4.10%, 08/01/2023 (e) (z)	2,000	2,000
California Public Finance Authority, Enso Village Project, Rev., 2.13%, 11/15/2027 (e)	1,000	926
California Public Finance Authority, Enso Village Project, Green Bond, Rev., 5.00%, 11/15/2036 (e)	325	294
California Public Finance Authority, Henry Mayo Newhall Hospital,
Rev., 5.00%, 10/15/2030	1,165	1,221
Rev., 5.00%, 10/15/2032	1,000	1,040
Series A, Rev., 4.00%, 10/15/2023	130	131
California School Finance Authority, Rocketship Education Obligated, Series A, Rev., 5.00%, 06/01/2034 (e)	1,230	1,191
California State Public Works Board, Corrections Facilities, Series A, Rev., 5.00%, 09/01/2039	7,560	7,781
California State Public Works Board, Davidson Library, Series C, Rev., 5.00%, 03/01/2031 (p)	110	110
California State Public Works Board, Forward Delivery, Series A, Rev., 5.00%, 02/01/2030	2,500	2,893
California State Public Works Board, Green Bond Natural Resources, Rev., 5.00%, 11/01/2033	1,035	1,217
California State Public Works Board, Various Capital Projects,
Rev., 4.00%, 11/01/2030	1,245	1,301
Rev., 4.00%, 11/01/2031	1,000	1,044
Rev., 5.00%, 11/01/2026	565	616
Series D, Rev., 4.00%, 11/01/2037	1,000	1,019
California State University, Series A, Rev., 5.00%, 11/01/2044	2,640	2,837
California State University, Systemwide, Series A, Rev., 4.00%, 11/01/2035	1,000	1,020

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	153

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California State University, Unrefunded Systemwide, Rev., 5.00%, 11/01/2039 (p)	4,700	4,899
California Statewide Communities Development Authority, Series B, Special Assessment, 4.00%, 09/02/2040	570	508
California Statewide Communities Development Authority, Enloe Medical Center, Series A, Rev., AGM, 5.13%, 08/15/2047	500	524
California Statewide Communities Development Authority, Health Facility, Dignity Health, Rev., AGM, 3.40%, 07/01/2041 (z)	2,000	2,000
California Statewide Communities Development Authority, Loma Linda University Medical Center,
Rev., 5.25%, 12/01/2044	6,065	6,067
Rev., 5.50%, 12/01/2054	1,100	1,105
Series A, Rev., 5.00%, 12/01/2026 (e)	300	310
Series A, Rev., 5.00%, 12/01/2041 (e)	2,000	1,940
Series A, Rev., 5.25%, 12/01/2056 (e)	3,000	2,970
California Statewide Communities Development Authority, Montage Health, Series A, Rev., 4.00%, 06/01/2028	435	462
California Statewide Communities Development Authority, South California Edison Co., Rev., 2.63%, 11/01/2033 (z)	275	271
California Statewide Communities Development Authority, Villa Del Sol Apartments, Rev., 0.39%, 10/01/2023 (z)	50	50
Chino Valley Unified School District, Election of 2016, Series C, GO, Zero Coupon, 08/01/2034	125	81
City & County of San Francisco,
Series D1, GO, 4.00%, 06/15/2041	1,215	1,220
Series R2, GO, 5.00%, 06/15/2023	85	86
Series R2, GO, 5.00%, 06/15/2024	1,000	1,034
City & County of San Francisco Special Tax District No. 2020-1, Mission Rock Facilities And Services, Special Tax, 4.00%, 09/01/2036 (e)	155	145
City & County of San Francisco, 49 South Van Ness Project, Green Bond, Series A, COP, 4.00%, 04/01/2035	810	837
City & County of San Francisco, Special Tax District No. 2020-1, Mission Rock Facilities and Services, Special Tax, 4.00%, 09/01/2031 (e)	300	295
City of Dixon, Community Facilities District Improvement, Special Tax, 4.00%, 09/01/2036	200	191
City of Long Beach Airport System Revenue,
Series C, Rev., AGM, AMT, 5.00%, 06/01/2042	1,000	1,037

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series C, Rev., AGM, AMT, 5.25%, 06/01/2047	1,000	1,047
City of Los Angeles Department of Airports,
Rev., AMT, 5.00%, 05/15/2026	1,500	1,575
Series B, Rev., AMT, 5.00%, 05/15/2046	21,965	22,201
City of Los Angeles Department of Airports, Los Angeles International Airport, Rev., AMT, 5.00%, 05/15/2032	1,000	1,071
City of Los Angeles Department of Airports, Private Activity, Series A, Rev., AMT, 5.00%, 05/15/2045	5,000	5,143
City of Los Angeles Department of Airports, Senior,
Series A, Rev., AMT, 4.75%, 05/15/2040	2,415	2,430
Series C, Rev., AMT, 5.00%, 05/15/2036	4,090	4,371
City of Los Angeles Department of Airports, Senior Bonds Green Bond Project,
Rev., AMT, 5.00%, 05/15/2029	4,000	4,383
Rev., AMT, 5.25%, 05/15/2047	4,000	4,195
City of Los Angeles Department of Airports, Subordinate,
Series C, Rev., 5.00%, 05/15/2038	2,000	2,071
Series D, Rev., AMT, 5.00%, 05/15/2027	2,605	2,764
Series D, Rev., AMT, 5.00%, 05/15/2029	4,485	4,834
City of Los Angeles Department of Airports, Subordinate Los Angeles International Airport,
Rev., AMT, 5.00%, 05/15/2027	1,235	1,310
Rev., AMT, 5.00%, 05/15/2029	1,000	1,078
City of Los Angeles Department of Airports, Subordinate P3 Project,
Series A, Rev., AMT, 5.00%, 05/15/2026	1,180	1,239
Series A, Rev., AMT, 5.00%, 05/15/2046	8,000	8,192
City of Los Angeles Department of Airports, Subordinated,
Series C, Rev., AMT, 5.00%, 05/15/2033	1,330	1,402
Series E, Rev., 5.00%, 05/15/2039	1,510	1,629
Series E, Rev., 5.00%, 05/15/2044	1,000	1,063
City of Los Angeles Wastewater System Revenue, Subordinate, Series C, Rev., 5.00%, 06/01/2026	500	542
City of Los Angeles, Department of Airports, Los Angeles International Airport, Rev., AMT, 5.00%, 05/15/2023	150	151
City of Los Angeles, Department of Airports, Senior, Series B, Rev., 5.00%, 05/15/2034	1,600	1,828
City of Roseville, Special Tax,
4.00%, 09/01/2040	1,000	906
5.00%, 09/01/2035	1,160	1,224
City of San Francisco CA Public Utilities Commission Water Revenue, Regional Water, Series B, Rev., 5.00%, 11/01/2050	4,235	4,464
City of Santa Rosa Wastewater Revenue, Series A, Rev., 5.00%, 09/01/2033	1,770	2,036

SEE NOTES TO FINANCIAL STATEMENTS.

154	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
City of Victorville Electric Revenue,
Series A, Rev., 5.00%, 05/01/2038	1,055	1,110
Series A, Rev., 5.00%, 05/01/2039	1,110	1,166
City of Woodland, Facilities District Number 2004 1 Capital Project, Special Tax, 4.00%, 09/01/2041	500	483
Coachella Valley Water District Drinking Water System Revenue, Notes, Series A, Rev., 1.38%, 06/01/2025	2,000	1,906
Compton Community Redevelopment Agency Successor Agency, Series A, Tax Allocation, AGM, 5.00%, 08/01/2042	750	789
Compton Unified School District, Series B, GO, BAM, Zero Coupon, 06/01/2036	1,400	762
County of Los Angeles Community Facilities District No. 2021-01, Valencia Facilities, Special Tax, 5.00%, 09/01/2033	105	113
County of Los Angeles, Community Facilities District No. 2021-01, Valencia Facilities, Special Tax, 5.00%, 09/01/2042	540	548
CSCDA Community Improvement Authority, Series A, Rev., 5.00%, 01/01/2054 (e)	3,295	2,931
CSCDA Community Improvement Authority, Renaissance at City Center, Series A, Rev., 5.00%, 07/01/2051 (e)	215	200
CSCDA Community Improvement Authority, Social Bonds, Rev., 4.00%, 08/01/2056 (e)	410	311
CSCDA Community Improvement Authority, Union South Bay, Social Bonds, Rev., 4.00%, 07/01/2056 (e)	2,000	1,473
Department of Veterans Affairs, Veteran’s Farm & Home Purchase Program, Series A, Rev., 3.00%, 12/01/2050	895	874
East Bay Municipal Utility District Water System Revenue, Green Bond, Series A, Rev., 5.00%, 06/01/2035	1,200	1,310
Eastern Municipal Water District, Series A, Rev., 3.00%, 07/01/2024	30	30
Elk Grove Finance Authority, Special Tax, 4.00%, 09/01/2040	1,280	1,162
FHLMC Multifamily ML Certificates, Series 2021-ML10, Class A, Rev., 2.03%, 01/25/2038 (e)	340	254
Fontana Public Facilities Financing Authority, Series A, Special Tax, 4.00%, 09/01/2023	145	145
Fresno Unified School District,
Series D, GO, 2.00%, 08/01/2023	20	20
Series D, GO, 2.00%, 08/01/2024	100	99
Gilroy School Facilities Financing Authority, General Obligations, Series A, Rev., 5.00%, 08/01/2046 (p)	5,000	5,062
Golden State Tobacco Securitization Corp., Taxable Tobacco Settlement Asset Backed Bonds, Series C, Rev., 2.75%, 06/01/2034	1,900	1,525

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset Backed Bonds, Rev., 5.00%, 06/01/2051	2,235	2,295
Hayward Unified School District, COP, 5.25%, 08/01/2047	3,000	3,118
Los Angeles County Development Authority, Sunny Garden Apartments, Rev., HUD, 0.20%, 07/01/2024 (z)	155	155
Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.00%, 06/01/2023	25	25
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Green Bond Measure R, Rev., 5.00%, 06/01/2027	1,000	1,106
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Proposition C, Series A, Rev., 5.00%, 07/01/2027	1,255	1,390
Los Angeles County Metropolitan Transportation Authority, Measure R Junior Subordinated, Green Bonds, Series A, Rev., 5.00%, 06/01/2034	7,000	7,689
Los Angeles County Metropolitan Transportation Authority, Measure R Junior, Green Bond, Subordinated, Series A, Rev., 5.00%, 06/01/2033	2,000	2,330
Los Angeles County Sanitation Districts Financing Authority, Series A, Rev., 4.00%, 10/01/2033	1,000	1,032
Los Angeles County, Metropolitan Transportation Authority, Green Bond, Measure R Junior Subordinated, Series A, Rev., 5.00%, 06/01/2030	1,500	1,755
Los Angeles Department of Water,
Series B, Rev., 4.00%, 07/01/2027	1,500	1,599
Series B, Rev., 4.00%, 07/01/2029	1,000	1,090
Series B, Rev., 5.00%, 07/01/2037	740	807
Los Angeles Department of Water & Power,
Series B, Rev., 5.00%, 07/01/2039	500	565
Series C, Rev., 5.00%, 07/01/2038	275	310
Los Angeles Department of Water & Power, Power System Bonds, Series C, Rev., 5.00%, 07/01/2037	1,000	1,102
Los Angeles Department of Water & Power, Power System Revenue,
Series A, Rev., 5.25%, 07/01/2049	9,500	10,223
Series B, Rev., 5.00%, 07/01/2038	1,000	1,062
Los Angeles Unified School District,
Series C, GO, 4.00%, 07/01/2036	1,000	1,021
Series C, GO, 5.00%, 07/01/2026	2,285	2,475
Series C, GO, 5.00%, 07/01/2028	1,000	1,126
Series RYQ, GO, 5.00%, 07/01/2035	1,280	1,435
Los Angeles Unified School District, Election 2008, Series B1, GO, BAM, 5.00%, 07/01/2029	100	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	155

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Los Angeles Unified School District, Sustainability Bonds,
Series QRR, GO, 5.00%, 07/01/2026	550	596
Series QRR, GO, 5.00%, 07/01/2031	1,400	1,658
Metropolitan Water District of Southern California, Rev., 5.00%, 01/01/2038	3,015	3,307
Municipal Improvement Corp. of Los Angeles, Real Property, Series B, Rev., 5.00%, 11/01/2039	2,535	2,794
Natomas Unified School District,
Series A, GO, AGM, 4.00%, 08/01/2045	7,740	7,515
Series A, GO, AGM, 4.00%, 08/01/2049	2,655	2,535
Norman Y Mineta San Jose International Airport SJC,
Series A, Rev., AMT, 5.00%, 03/01/2023 (p)	100	100
Series A, Rev., AMT, 5.00%, 03/01/2027	1,480	1,565
Series A, Rev., AMT, 5.00%, 03/01/2031	1,000	1,092
Series A, Rev., AMT, 5.00%, 03/01/2032	2,000	2,178
Series A, Rev., AMT, 5.00%, 03/01/2036	1,160	1,200
Norwalk-La Mirada Unified School District, Series D, GO, 3.00%, 08/01/2043	2,000	1,599
Norwalk-La Mirada Unified School District, Election 2014, Series E, GO, 3.00%, 08/01/2050	10,000	7,418
Oakland Unified School District/Alameda County, Election of 2012, Series A, GO, AGM, 4.00%, 08/01/2034	1,000	1,036
Ontario International Airport Authority, Series A, Rev., AGM, 5.00%, 05/15/2046	1,500	1,589
Orange County Community Facilities District, District No. 2021-1 Rienda, Series A, Special Tax, 5.00%, 08/15/2033	300	323
Orange County Transportation Authority, 405 Improvement Project, Rev., BAN, 5.00%, 10/15/2024 (p)	3,230	3,357
Oxnard Union High School District, Series B, GO, 5.00%, 08/01/2045	3,000	3,207
Palomar Health, Rev., 5.00%, 11/01/2039	4,000	4,028
Palomar Health, Capital Appreciation, Electric of 2004,
Series A, GO, AGC, Zero Coupon, 08/01/2028	500	413
Series A, GO, AGC, Zero Coupon, 08/01/2031	330	240
Peralta Community College District, GO, 5.25%, 08/01/2037	2,000	2,286
Port of Oakland, Intermediate Lien,
Series H, Rev., AMT, 5.00%, 05/01/2027	2,500	2,648
Series H, Rev., AMT, 5.00%, 05/01/2028	4,275	4,581
Series H, Rev., AMT, 5.00%, 05/01/2029	405	439
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax, AGM, 5.25%, 09/01/2052	1,085	1,167

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Sacramento City Unified School District, GO, BAM, 5.00%, 07/01/2031	525	609
Sacramento City Unified School District, Election of 2020 Measure,
GO, BAM, 5.00%, 08/01/2024	860	887
GO, BAM, 5.00%, 08/01/2038	500	552
Sacramento County Sanitation Districts Financing Authority, Series A, Rev., 5.00%, 12/01/2044	4,250	4,330
Sacramento Municipal Utility District, Electric, Series H, Rev., 4.00%, 08/15/2040	2,000	1,981
San Bernardino Community College District, Election of 2018, Series A, GO, 3.00%, 08/01/2041 (p)	2,000	2,027
San Diego Community College District, GO, 4.00%, 08/01/2032 (p)	2,910	3,056
San Diego County Regional Airport Authority, Subordinate, Series B, Rev., AMT, 4.00%, 07/01/2036	1,090	1,043
San Diego County Regional Airport Authority, Subordinate Airport Revenue Bonds,
Rev., 5.00%, 07/01/2026	2,120	2,288
Rev., 5.00%, 07/01/2027	2,000	2,200
San Diego County Regional Airport Authority, Subordinated,
Rev., 5.00%, 07/01/2034	1,000	1,125
Series B, Rev., AMT, 5.00%, 07/01/2031	775	816
San Diego Public Facilities Financing Authority, Series A, Rev., 5.00%, 05/15/2039	1,565	1,664
San Dieguito School Facilities Financing Authority, Special Tax, 5.00%, 03/01/2031	1,030	1,141
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, GO, 5.00%, 08/01/2036	1,875	2,033
San Francisco Bay Area Rapid Transit District, Green Bonds, Series C1, GO, 4.00%, 08/01/2032	1,000	1,070
San Francisco City & County Airport Commission-San Francisco International Airport,
Series H, Rev., AMT, 5.00%, 05/01/2025	1,500	1,552
Series H, Rev., AMT, 5.00%, 05/01/2028	3,000	3,201
San Francisco City & County Airport Commission-San Francisco International Airport, Unrefunded,
Rev., AMT, 5.00%, 05/01/2027	775	819
Series A, Rev., AMT, 5.00%, 05/01/2044	1,495	1,495
San Francisco City & County Airport Comm-San Francisco International Airport,
Series A, Rev., AMT, 5.00%, 05/01/2025	2,000	2,070

SEE NOTES TO FINANCIAL STATEMENTS.

156	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Series A, Rev., AMT, 5.00%, 05/01/2030	2,000	2,169
Series A, Rev., 5.00%, 05/01/2031	205	220
Series A, Rev., AMT, 5.00%, 05/01/2032	2,000	2,180
Series C, Rev., 5.00%, 05/01/2046	1,920	1,978
San Joaquin Hills Transportation Corridor Agency, Junior Lien,
Series B, Rev., 5.25%, 01/15/2044	8,020	8,115
Series B, Rev., 5.25%, 01/15/2049	3,000	3,029
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road, Rev., 4.00%, 01/15/2034	3,000	3,077
San Jose Unified School District, Taxable, GO, 1.01%, 08/01/2027	1,700	1,442
Santa Clara Valley Water District, Water System Utility Improvement, COP, 5.00%, 06/01/2038	2,495	2,781
Santaluz Community Facilities District No. 2,
Special Tax, 3.00%, 09/01/2023	250	250
Special Tax, 3.00%, 09/01/2024	95	95
Sierra View Local Health Care District, Tulare Co., Rev., 4.00%, 07/01/2024	475	479
South San Francisco Public Facilities Financing Authority, Multiple Capital Projects at Orange Memorial Park, Rev., 5.25%, 06/01/2046	1,000	1,102
Southern California Public Power Authority, Green Bond Milford Wind Co.,
Rev., 5.00%, 07/01/2024	40	41
Rev., 5.00%, 07/01/2025	250	265
State of California,
GO, 4.00%, 03/01/2036	4,000	4,119
GO, 4.00%, 11/01/2041	1,000	996
GO, 5.00%, 09/01/2024	5,000	5,187
GO, 5.00%, 04/01/2027	145	159
GO, 5.00%, 04/01/2029	80	91
GO, 5.00%, 09/01/2029	1,000	1,147
GO, 5.00%, 11/01/2029	13,215	15,202
GO, 5.00%, 12/01/2029	700	806
GO, 5.00%, 12/01/2030	55	64
GO, 5.00%, 09/01/2031	1,500	1,773
GO, 5.00%, 10/01/2047	1,500	1,561
Series CU, GO, 5.50%, 12/01/2052	250	268
State of California, Taxable Bidding Group A, GO, 1.75%, 10/01/2028	5,000	4,230
State of California, Taxable Group B, GO, 5.50%, 10/01/2025	9,000	9,201
State of California, Various Purpose,
GO, 4.00%, 09/01/2031	1,000	1,041
GO, 4.00%, 11/01/2033	3,550	3,701
GO, 4.00%, 10/01/2035	2,825	2,947
GO, 4.00%, 10/01/2036	8,850	9,123
GO, 5.00%, 10/01/2029	1,000	1,149
GO, 5.00%, 10/01/2030	115	134
GO, 5.00%, 04/01/2031	1,000	1,175
GO, 5.00%, 03/01/2033	500	574
GO, 5.00%, 03/01/2034	2,180	2,481

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
GO, 5.00%, 03/01/2035	505	569
GO, 5.00%, 04/01/2035	1,000	1,113
State of California, Veterans Bonds, GO, 5.00%, 12/01/2031	5,500	5,737
University of California,
Series AK, Rev., 5.00%, 05/15/2048 (z)	1,000	1,007
Series AR, Rev., 5.00%, 05/15/2041	2,000	2,096
Series S, Rev., 5.00%, 05/15/2031	1,500	1,767
University of California, Limited Project,
Series K, Rev., 4.00%, 05/15/2046	300	292
Series K, Rev., 5.00%, 05/15/2035	1,980	2,111
Series M, Rev., 4.00%, 05/15/2047	1,300	1,260
University of California, Limited Project Revenue Bonds, Series Q, Rev., 5.00%, 05/15/2032	350	410
Upper Santa Clara Valley Joint Powers Authority,
Series A, Rev., 4.00%, 08/01/2045	1,500	1,463
Series A, Rev., 4.00%, 08/01/2050	2,000	1,916
Val Verde Unified School District, Election 2012, Series A, GO, BAM, 5.00%, 08/01/2042 (p)	500	506
Victor Valley Union High School District, Series B, GO, AGM, 4.00%, 08/01/2036	1,270	1,293
West Contra Costa Healthcare District, Special Tax, 5.00%, 07/01/2027	805	881
William S Hart Union High School District, Capital Appreciation Election 2001, Series B, GO, AGM, Zero Coupon, 09/01/2025	1,960	1,814

		523,571

Colorado — 3.1%
Adams & Weld Counties School District No. 27J Brighton, GO, 5.00%, 12/01/2042	1,000	1,067
Aerotropolis Regional Transportation Authority, Rev., 4.25%, 12/01/2041	500	395
Alpine Mountain Ranch Metropolitan District Special Improvement District No. 1, Special Assessment, 4.00%, 12/01/2040	500	377
Arapahoe County School District No. 6 Littleton, GO, 5.00%, 12/01/2023	670	683
Board of Water Commissioners City & County of Denver, Green Bond, Series A, Rev., 4.00%, 09/15/2042	2,180	2,162
Brighton Crossing Metropolitan District No. 6, Series A, GO, 5.00%, 12/01/2035	525	490
Castle Oaks Metropolitan District No. 3, GO, AGM, 4.00%, 12/01/2026	220	228
Centerra Metropolitan District No. 1, Rev., 6.50%, 12/01/2053	500	496
City & County of Denver Airport System Revenue,
Series A, Rev., AMT, 4.00%, 11/15/2041	3,000	2,781
Series A, Rev., AMT, 5.00%, 11/15/2029	1,000	1,081

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	157

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Series A, Rev., AMT, 5.50%, 11/15/2053	4,000	4,249
Series B, Rev., 5.25%, 11/15/2053	4,775	5,195
Series D, Rev., AMT, 5.75%, 11/15/2040	4,750	5,248
Series D, Rev., AMT, 5.75%, 11/15/2041	3,000	3,298
Series D, Rev., AMT, 5.75%, 11/15/2045	11,050	12,021
City & County of Denver Airport System Revenue, Subordinate System, Series A, Rev., AMT, 5.00%, 12/01/2034	2,510	2,646
City & County of Denver Dedicated Excise Tax Revenue, Series A, Rev., 4.00%, 08/01/2051	9,925	9,461
City & County of Denver, Airport System Revenue,
Series A, Rev., AMT, 5.00%, 11/15/2027	1,000	1,066
Series A, Rev., AMT, 5.00%, 12/01/2030	3,000	3,259
Series B2, Rev., AMT, 5.00%, 11/15/2031 (z)	1,000	1,046
City & County of Denver, Airport System Revenue, Subordinated, Series A, Rev., AMT, 5.00%, 12/01/2027	5,840	6,228
City & County of Denver, Airport System Revenue, Subordinated System, Series A, Rev., AMT, 5.00%, 12/01/2043	3,000	3,066
City of Aurora, Water Revenue, Green Bond, Rev., 5.00%, 08/01/2041 (p)	1,800	1,947
Colorado Bridge Enterprise, Central 70 Project,
Rev., AMT, 4.00%, 12/31/2025	1,000	1,014
Rev., AMT, 4.00%, 12/31/2030	1,505	1,530
Colorado Educational & Cultural Facilities Authority, Aspen View Academy Project,
Rev., 4.00%, 05/01/2036	175	159
Rev., 4.00%, 05/01/2041	175	149
Colorado Health Facilities Authority, AdventHealth Obligated Group,
Rev., 3.00%, 11/15/2051	9,790	7,137
Rev., 4.00%, 11/15/2038	2,000	1,959
Rev., 5.00%, 11/15/2038	1,000	1,089
Colorado Health Facilities Authority, Children’s Hospital, Series C, Rev., 5.00%, 12/01/2030	1,000	1,054
Colorado Health Facilities Authority, Children’s Hospital Co. Project, Series A, Rev., 5.00%, 12/01/2033	3,765	3,784
Colorado Health Facilities Authority, Commonspirit Health,
Series A1, Rev., 5.00%, 08/01/2027	1,025	1,093
Series A1, Rev., 5.00%, 08/01/2034	1,240	1,307
Series A2, Rev., 5.00%, 08/01/2028	2,215	2,391
Series A2, Rev., 5.00%, 08/01/2044	11,025	11,045
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Rev., 5.00%, 05/15/2048	1,070	1,077
Colorado Health Facilities Authority, Improvement Bonds Christian Living Communities, Rev., 4.00%, 01/01/2042	500	369
Colorado Health Facilities Authority, SCL Health System, Series A, Rev., 5.00%, 01/01/2030	1,175	1,339

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
Colorado Housing and Finance Authority, Series H, Rev., GNMA COLL, 3.00%, 05/01/2050	2,105	2,055
Colorado Housing and Finance Authority, Social Bonds,
Series E, Rev., GNMA, 3.00%, 11/01/2051	2,990	2,902
Series L, Rev., GNMA COLL, 3.25%, 11/01/2051	1,640	1,597
Colorado Housing and Finance Authority, Social Bonds Class I, Series H, Rev., GNMA, 3.00%, 11/01/2051	1,315	1,272
Copperleaf Metropolitan District No. 2,
GO, BAM, 4.00%, 12/01/2023	305	308
GO, BAM, 4.00%, 12/01/2025	470	485
Crystal Valley, Metropolitan District No. 2,
Series A, GO, AGM, 5.00%, 12/01/2028	500	558
Series A, GO, AGM, 5.00%, 12/01/2029	405	458
Series A, GO, AGM, 5.00%, 12/01/2030	360	414
Denver City & County, School District No. 1, GO, 5.00%, 12/01/2029	1,000	1,087
Denver Convention Center Hotel Authority, Senior, Rev., 5.00%, 12/01/2036	1,320	1,328
Denver Urban Renewal Authority, Senior Subordinated Stapleton, Series B, Tax Allocation, 5.00%, 12/01/2025	500	530
E-470 Public Highway Authority, Series B, Rev., (United States SOFR * 0.67 + 0.35%), 3.23%, 09/01/2039 (aa)	1,485	1,474
E-470 Public Highway Authority, Capital Appreciation, Series A, Rev., NATL, Zero Coupon, 09/01/2027	1,250	1,079
E-470 Public Highway Authority, Capital Appreciation School Reform, Series B, Rev., NATL, Zero Coupon, 09/01/2030	290	223
E-470 Public Highway Authority, Senior,
Series A, Rev., 5.00%, 09/01/2027	1,000	1,094
Series A, Rev., 5.00%, 09/01/2028	1,000	1,111
Series A, Rev., 5.00%, 09/01/2040	2,775	2,787
Falcon Area Water & Wastewater Authority, Series A, Rev., 6.75%, 12/01/2034 (e)	3,000	2,950
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork, GO, 4.00%, 12/15/2034 (p)	2,000	2,079
Great Western Metropolitan District, GO, 4.75%, 12/01/2050	500	414
Jefferson Center Metropolitan District No. 1,
Series A2, Rev., 4.13%, 12/01/2040	575	472
Series A2, Rev., 4.38%, 12/01/2047	795	630
Jefferson County School District, Series R1, GO, 5.00%, 12/15/2031	2,000	2,255
Jefferson County School District No. R-1, GO, 4.00%, 12/15/2032	1,500	1,616
Peak Metropolitan District No. 3, GO, 0.00%, 12/01/2042	3,950	2,151

SEE NOTES TO FINANCIAL STATEMENTS.

158	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Public Authority for Colorado Energy, Rev., 6.50%, 11/15/2038	3,000	3,514
Pueblo Urban Renewal Authority, EVRAZ Project Tax Increment, Tax Allocation, 4.75%, 12/01/2045 (e)	635	509
Regional Transportation District, Denver Transit Partners Eagle,
Series A, Rev., 5.00%, 07/15/2026	575	594
Series A, Rev., 5.00%, 01/15/2027	1,000	1,037
Series A, Rev., 5.00%, 01/15/2032	1,470	1,560
Siena Lake Metropolitan District, GO, 3.75%, 12/01/2041	500	372
South Suburban Park & Recreation District, COP, 4.00%, 12/15/2036	1,350	1,353
Spring Valley Metropolitan District No. 3, Series A, GO, 5.00%, 12/01/2049	1,360	1,182
State of Colorado,
COP, 6.00%, 12/15/2041	15,000	17,601
Series A, COP, 5.00%, 09/01/2026	1,500	1,622
Series A, COP, 5.00%, 12/15/2029	1,000	1,136
Sterling Ranch Metropolitan District No. 1, GO, 5.00%, 12/01/2040	500	458
University of Colorado, University Enterprise,
Rev., 2.00%, 06/01/2051 (z)	4,000	3,864
Verve Metropolitan District No. 1, GO, 5.00%, 12/01/2036	1,500	1,446
Village Metropolitan District (The), GO, 4.15%, 12/01/2030	460	429
Villages at Johnstown Metropolitan District No. 3, Senior Bond, Series A, GO, 5.00%, 12/01/2040	585	531
Windler Public Improvement Authority, Series A1, Rev., 4.00%, 12/01/2036	2,565	2,038
Windy Gap Firming Project Water Activity Enterprise, Windy Gap Firming Project, Rev., 5.00%, 07/15/2051	5,000	5,307

		182,868

Connecticut — 1.4%
City of Bridgeport, Series A, GO, 4.00%, 06/01/2039	250	244
Connecticut Housing Finance Authority, Social Bond, Series C, Rev., (SIFMA Municipal Swap Index + 0.63%), 4.29%, 05/15/2051 (aa)	1,560	1,542
Connecticut Housing Finance Authority, Social Bonds, Series A1, Rev., 3.50%, 11/15/2051	65	64
Connecticut State Health & Educational Facilities Authority, Series 2017 B1, Rev., 5.00%, 07/01/2029	4,845	5,554
Connecticut State Health & Educational Facilities Authority, Hartford Healthcare Project,
Series A, Rev., 5.00%, 07/01/2026	555	585
Series A, Rev., 5.00%, 07/01/2033	565	617

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Connecticut State Health & Educational Facilities Authority, Stamford Hospital Issue,
Rev., 4.00%, 07/01/2035	1,000	965
Rev., 4.00%, 07/01/2038	2,500	2,330
Rev., 4.00%, 07/01/2041	2,250	2,021
Rev., 5.00%, 07/01/2024	175	179
Rev., 5.00%, 07/01/2030	865	942
Connecticut State Health & Educational Facilities Authority, Yale New Haven, Series B, Rev., 1.80%, 07/01/2049 (z)	4,000	3,871
Connecticut State Health & Educational Facilities Authority, Yale University, Series C2, Rev., 5.00%, 07/01/2057 (z)	1,725	1,728
Connecticut State Higher Education Supplement Loan Authority, CHESLA Loan Program, Series B, Rev., AMT, 5.00%, 11/15/2030	500	541
Connecticut State, Health & Educational Facilities Authority, Sacred Heart University,
Series K, Rev., 4.00%, 07/01/2045	750	686
Series K, Rev., 5.00%, 07/01/2037	950	1,017
Connecticut State, Health & Educational Facilities Authority, Yale University,
Series A, Rev., 1.10%, 07/01/2048 (z)	1,755	1,750
Series C1, Rev., 5.00%, 07/01/2040 (z)	4,320	4,809
State of Connecticut,
Series 2021A, GO, 3.00%, 01/15/2026	5,000	5,035
Series 2021A, GO, 3.00%, 01/15/2032	2,250	2,142
Series 2021A, GO, 3.00%, 01/15/2033	500	473
Series 2021A, GO, 4.00%, 01/15/2028	3,500	3,685
Series A, GO, 4.00%, 03/15/2032	850	866
Series B, GO, 5.00%, 06/15/2026	1,000	1,056
Series C, GO, 5.00%, 06/15/2037	40	45
State of Connecticut Special Tax Revenue,
Series A, Rev., 5.00%, 07/01/2028	500	559
Series A, Rev., 5.00%, 05/01/2035	500	569
Series A, Rev., 5.25%, 07/01/2042	10,000	11,213
Series D, Rev., 4.00%, 11/01/2038	3,500	3,488
Series D, Rev., 5.00%, 11/01/2028	1,480	1,665
Series D, Rev., 5.00%, 11/01/2033	1,675	1,944
Series D, Rev., 5.00%, 11/01/2036	1,500	1,694
State of Connecticut, Social Bonds,
Series B, GO, 4.00%, 01/15/2038	500	498
Series F, GO, 5.00%, 11/15/2041	1,525	1,666
State of Connecticut, Special Tax Obligation Bonds,
Rev., 5.00%, 05/01/2025	1,150	1,211
Rev., 5.00%, 05/01/2040	300	326
State of Connecticut, Special Tax Revenue, Transportation Infrastructure, Series A, Rev., 5.00%, 09/01/2031	1,220	1,259
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation, 4.00%, 04/01/2036 (e)	195	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	159

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
Town of Hamden,
GO, BAM, 4.00%, 08/15/2027	535	561
GO, BAM, 5.00%, 08/15/2029	575	634
GO, BAM, 5.00%, 08/15/2031	500	558
Series A, GO, BAM, 5.00%, 08/01/2032	2,255	2,470
University of Connecticut,
Series A, Rev., 5.00%, 02/15/2025	2,590	2,710
Series A, Rev., 5.00%, 08/15/2026	1,400	1,419
Series A, Rev., 5.00%, 01/15/2037	3,000	3,185

		80,545

Delaware — 0.4%
Delaware State Economic Development Authority, NRG Energy Project, Rev., 1.25%, 10/01/2045 (z)	4,065	3,768
Delaware State Health Facilities Authority, Christiana Health Care System, Rev., 5.00%, 10/01/2039	5,345	5,666
Delaware Transportation Authority,
Rev., 5.00%, 07/01/2027	1,000	1,102
Rev., 5.00%, 07/01/2033	2,265	2,606
State of Delaware,
GO, 4.00%, 02/01/2031	1,000	1,079
GO, 5.00%, 02/01/2028	6,520	7,285
GO, 5.00%, 02/01/2031	85	100
Series A, GO, 5.00%, 10/01/2024	1,500	1,559

		23,165

District of Columbia — 1.3%
District of Columbia,
Rev., 5.00%, 06/01/2040	1,725	1,739
Series A, Rev., 4.00%, 03/01/2037	2,000	2,044
Series A, Rev., 4.00%, 03/01/2040	10,000	9,834
Series A, Rev., 5.00%, 03/01/2031	1,500	1,717
Series C, Rev., 4.00%, 05/01/2039	2,500	2,539
Series C, Rev., 5.00%, 10/01/2030	3,250	3,728
Series D, GO, 5.00%, 02/01/2028	820	915
Series D, GO, 5.00%, 02/01/2029	70	79
Series D, GO, 5.00%, 02/01/2034	5,000	5,751
Series E, GO, 5.00%, 02/01/2028	110	123
District of Columbia Housing Finance Agency, Kenilworth 166 Apartments, Rev., HUD, 1.25%, 06/01/2025 (z)	3,225	3,076
District of Columbia Water & Sewer Authority, Green Bond Subordinate, Series A, Rev., 5.00%, 10/01/2038	1,010	1,103
District of Columbia Water & Sewer Authority, Subordinate, Series C1, Rev., 5.00%, 10/01/2031	2,000	2,353
District of Columbia, Latin American Montessori, Rev., 4.00%, 06/01/2030	745	709
District of Columbia, National Public Radio,
Rev., 4.00%, 04/01/2032 (p)	1,500	1,563
Rev., 5.00%, 04/01/2028 (p)	270	289
Rev., 5.00%, 04/01/2029 (p)	275	295

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

District of Columbia — continued
Metropolitan Washington Airports Authority,
Rev., AMT, 5.00%, 10/01/2026	1,335	1,409
Rev., AMT, 5.00%, 10/01/2029	2,000	2,116
Series A, Rev., AMT, 5.00%, 10/01/2027	1,000	1,065
Metropolitan Washington Airports Authority Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2027	1,000	1,064
Series A, Rev., AMT, 5.00%, 10/01/2023	85	86
Series A, Rev., AMT, 5.00%, 10/01/2025	450	470
Series A, Rev., AMT, 5.00%, 10/01/2030	1,000	1,090
Series A, Rev., AMT, 5.00%, 10/01/2032	5,000	5,435
Series A, Rev., AMT, 5.00%, 10/01/2044	3,890	3,907
Metropolitan Washington Airports Authority Aviation Revenue, Airport System, Series A, Rev., AMT, 5.00%, 10/01/2033	3,000	3,213
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B, Rev., 4.00%, 10/01/2049	1,000	863
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail & Capital, Rev., AGM, 4.00%, 10/01/2052	5,000	4,498
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Subordinated Dulles Metrorail, Rev., AGM, 4.00%, 10/01/2053	1,965	1,732
Metropolitan Washington Airports Authority, Airport System Revenue, Series A, Rev., AMT, 5.00%, 10/01/2034	395	421
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, Series C, Rev., AGC, 6.50%, 10/01/2041 (p)	350	396
Washington Convention & Sports Authority,
Series A, Rev., 4.00%, 10/01/2034	1,015	1,045
Series A, Rev., 4.00%, 10/01/2036	330	330
Series A, Rev., 5.00%, 10/01/2033	1,000	1,132
Washington Convention & Sports Authority, Senior Lien,
Series B, Tax Allocation, 5.00%, 10/01/2029	1,000	1,133
Series B, Tax Allocation, 5.00%, 10/01/2030	1,500	1,721
Washington Metropolitan Area Transit Authority,
Series A, Rev., 5.00%, 07/15/2026	1,650	1,780
Series A, Rev., 5.00%, 07/15/2037	2,000	2,206
Washington Metropolitan Area Transit Authority, Green Bond, Series A, Rev., 5.00%, 07/15/2029	1,540	1,754

		76,723

Florida — 4.9%
Alachua County Health Facilities Authority, Oak Hammock At The University of Florida, Inc. Project, Rev., 4.00%, 10/01/2031	615	558

SEE NOTES TO FINANCIAL STATEMENTS.

160	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinic,
Rev., 5.00%, 12/01/2032	1,000	1,079
Rev., 5.00%, 12/01/2034	2,570	2,726
Ave Maria Stewardship Community District, Phase 3 Master Improvements Project,
Special Assessment, 2.75%, 05/01/2031	420	355
Special Assessment, 3.13%, 05/01/2041	1,775	1,261
Ave Maria Stewardship Community District, Phase 4 Master Improvement, Special Assessment, BAN, 3.50%, 05/01/2026 (e)	1,000	954
Belmond Reserve Community Development District, 202 Project, Special Assessment, 4.00%, 05/01/2040	345	288
Belmont II Community Development District, 2020 Assessment Area,
Special Assessment, 2.50%, 12/15/2025	15	14
Special Assessment, 3.13%, 12/15/2030	125	109
Boggy Branch Community Development District, Special Assessment, 2.50%, 05/01/2026	295	273
Brevard County Health Facilities Authority, Health First, Inc., Rev., 5.00%, 04/01/2025	1,600	1,630
Broward County Housing Finance Authority, Solaris Apartments, Series B, Rev., 0.70%, 01/01/2025 (z)	1,470	1,393
Broward County Water & Sewer Utility Revenue, Series A, Rev., 4.00%, 10/01/2038	675	677
Capital Projects Finance Authority, Florida University Project, Series A1, Rev., 5.00%, 10/01/2032	1,350	1,353
Capital Trust Agency, Inc., College Park Towers Apartments, Rev., HUD, 1.25%, 05/01/2024 (z)	7,500	7,444
Capital Trust Agency, Inc., Imagine School at North Manatee, Rev., 5.00%, 06/01/2041 (e)	325	289
Capital Trust Agency, Inc., Liza Jackson Preparatory School, Rev., 5.00%, 08/01/2040	150	151
Capital Trust Agency, Inc., Lutz Preparatory School, Inc. Project, Series A, Rev., 4.00%, 06/01/2041	300	281
Capital Trust Agency, Inc., Tallahassee Classical School, Rev., 4.00%, 07/01/2036 (e)	1,370	1,082
Central Florida Expressway Authority,
Series D, Rev., 5.00%, 07/01/2029	565	637
Series D, Rev., AGM, 5.00%, 07/01/2034	3,000	3,421

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series D, Rev., AGM, 5.00%, 07/01/2035	10,000	11,311
Central Florida Expressway Authority, Senior Lien,
Rev., AGM, 4.00%, 07/01/2038	3,625	3,664
Rev., AGM, 4.00%, 07/01/2039	1,260	1,269
Centre Lake Community Development District, Special Assessment, 3.00%, 05/01/2042	605	417
Chapel Creek Community Development District, Special Assessment, 3.00%, 05/01/2031 (e)	260	222
City of Cape Coral, Water & Sewer Revenue, Rev., 5.00%, 10/01/2029	250	275
City of Jacksonville, Series A, Rev., 5.00%, 10/01/2034	1,250	1,407
City of Jacksonville, Baptist Health, Rev., VRDO, 3.65%, 01/06/2023 (z)	2,000	2,000
City of Jacksonville, Brooks Rehabilitation Project,
Rev., 4.00%, 11/01/2034	500	503
Rev., 4.00%, 11/01/2045	1,500	1,341
City of Lake Worth Beach Consolidated Utility Revenue,
Rev., BAM, 5.00%, 10/01/2029	1,930	2,161
Rev., BAM, 5.00%, 10/01/2030	2,135	2,424
City of Pompano Beach, John Knox Village Project, Series A, Rev., 4.00%, 09/01/2036	175	150
City of Port St. Lucie Stormwater Utility Revenue, Rev., 4.00%, 05/01/2039	1,075	1,056
City of South Miami, Health Facilities Authority, Inc., Baptist Health South Florida, Rev., 5.00%, 08/15/2023	100	101
City of Tallahassee, Energy System Revenue, Rev., 5.00%, 10/01/2028	2,000	2,220
City of Tampa, Baycare, Series A, Rev., 5.00%, 11/15/2046	4,000	4,052
Collier County Health Facilities Authority, The Moorings, Inc., Rev., 4.00%, 05/01/2052	145	126
Collier County Water-Sewer District, Rev., 4.00%, 07/01/2043	3,145	3,056
County of Broward Tourist Development Tax Revenue, Convention Center Expansion Project, Rev., 5.00%, 09/01/2031	3,000	3,409
County of Broward, Airport System Revenue,
Rev., AMT, 5.00%, 10/01/2033	655	688
Series A, Rev., AMT, 5.00%, 10/01/2028	800	857
Series A, Rev., AMT, 5.00%, 10/01/2036	2,000	2,101
County of Broward, Port Facilities Revenue, Senior Bond, Series B, Rev., AMT, 4.00%, 09/01/2044	3,000	2,695

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	161

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
County of Hillsborough, Rev., 4.00%, 08/01/2034	4,370	4,560
County of Lee Airport Revenue,
Series B, Rev., AMT, 5.00%, 10/01/2029	180	193
Series B, Rev., AMT, 5.00%, 10/01/2032	2,000	2,170
County of Lee Local Option Gas Tax Revenue, Rev., 5.25%, 08/01/2049	13,000	13,996
County of Miami-Dade Aviation Revenue,
Rev., 5.00%, 10/01/2041	6,000	6,139
Series A, Rev., 5.00%, 10/01/2025	1,250	1,323
Series A, Rev., 5.00%, 10/01/2031	2,000	2,251
Series A, Rev., AMT, 5.00%, 10/01/2044	2,200	2,233
Series A, Rev., AMT, 5.00%, 10/01/2049	3,250	3,267
Series B, Rev., AMT, 5.00%, 10/01/2040	7,000	7,113
County of Miami-Dade Seaport Department, Subordinate, Series A1, Rev., AGM, AMT, 4.00%, 10/01/2040	2,675	2,515
County of Miami-Dade, Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2028	7,000	7,163
Series A, Rev., AMT, 5.00%, 10/01/2027	1,325	1,358
Series A, Rev., AMT, 5.00%, 10/01/2030	2,000	2,063
County of Miami-Dade, Building Better Communities Project, Series A, GO, 4.00%, 07/01/2044	350	337
County of Miami-Dade, Water & Sewer System Revenue,
Series B, Rev., 5.00%, 10/01/2031	500	527
Series B, Rev., 5.00%, 10/01/2033	1,000	1,050
County of Monroe Airport Revenue, Key West International Airport, Series 202, Rev., AMT, 5.00%, 10/01/2052	2,450	2,441
Cypress Bluff Community, Development District, Delaware Webb Project, Series A, Special Assessment, 2.70%, 05/01/2025 (e)	115	109
Daytona Beach Housing Authority, The WM at River Project, Rev., 1.25%, 12/01/2025 (z)	115	109
DG Farms Community Development District, Special Assessment, 3.75%, 05/01/2040	400	316
Duval County Public Schools, Series A, COP, AGM, 5.00%, 07/01/2032	4,750	5,401
Eden Hills Community Development District, Special Assessment, 4.00%, 05/01/2040	300	251
Epperson North Community Development District, Assessment Area, Special Assessment, 2.50%, 05/01/2026	195	181
Florida Development Finance Corp., Series A, Rev., 4.00%, 06/01/2030	500	459
Florida Development Finance Corp., Brightline Florida Passenger Rail, Series B, Rev., AMT, 7.38%, 01/01/2049 (e)	9,500	8,286
Florida Development Finance Corp., Brightline Passenger, Rev., AMT, 2.90%, 12/01/2056 (z)	3,440	3,430

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Florida Development Finance Corp., Brighton, Florida Passenger Rail, Rev., AMT, 7.25%, 07/01/2057 (e)	8,000	7,976
Florida Development Finance Corp., Discovery High School Project, Series A, Rev., 4.00%, 06/01/2030 (e)	1,500	1,383
Florida Development Finance Corp., Lakeland Regional Health System, Rev., 4.00%, 11/15/2037	2,400	2,279
Florida Development Finance Corp., Mater Academy Project, Series A, Rev., 5.00%, 06/15/2040	400	399
Florida Development Finance Corp., Mayflower Retirement, Rev., 1.75%, 06/01/2026 (e)	510	457
Florida Development Finance Corp., UF Health Jacksonville Project, Rev., 5.00%, 02/01/2035	1,200	1,219
Florida Development Finance Corp., Virgin Trains USA Passenger,
Series A, Rev., AMT, 6.38%, 01/01/2049 (e) (z)	3,225	2,945
Series A, Rev., AMT, 6.50%, 01/01/2049 (e) (z)	2,000	1,785
Florida Housing Finance Corp., Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	615	595
Florida Housing Finance Corp., Social Bond, Social Bond, Series 1, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	1,455	1,415
Florida Housing Finance Corp., Social Bonds,
Series 1, Rev., GNMA/FNMA/FHLMC, 3.50%, 07/01/2052	1,000	982
Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	6,845	6,672
Florida State Board of Governors Florida International University Dormitory Rev, Series A, Rev., BAM, 5.00%, 07/01/2029	1,900	2,110
Fort Pierce Utilities Authority, Series A, Rev., AGM, 5.00%, 10/01/2039	925	1,018
Greater Orlando Aviation Authority, Series A, Rev., AMT, 5.00%, 10/01/2032	1,500	1,611
Greater Orlando Aviation Authority, Priority Subordinated,
Series A, Rev., AMT, 5.00%, 10/01/2033	1,500	1,575
Series A, Rev., AMT, 5.00%, 10/01/2036	2,230	2,312
Hammock Reserve Community Development District, Assessment Area One Project, Special Assessment, 4.00%, 05/01/2040	545	457
Hillsborough County Aviation Authority, Tampa, Rev., AMT, 5.00%, 10/01/2040 (p)	750	770

SEE NOTES TO FINANCIAL STATEMENTS.

162	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A, Rev., 4.00%, 08/01/2045	3,275	2,891
JEA Electric System Revenue,
Series 3A, Rev., 5.00%, 10/01/2035	5,000	5,456
Series IIIB, Rev., 5.00%, 10/01/2032	1,295	1,401
JEA Electric System Revenue, Subordinate, Series A, Rev., 5.00%, 10/01/2031	1,795	2,053
JEA Water & Sewer System Revenue, Series A, Rev., 4.00%, 10/01/2037	750	740
JEA Water & Sewer System Revenue, Subordinated, Series A, Rev., 5.00%, 10/01/2031	885	968
Lakewood Ranch Stewardship District, Lorraine Lakes Project, Special Assessment, 3.13%, 05/01/2030 (e)	315	277
Lakewood Ranch Stewardship District, Northeast Sector Project,
Special Assessment, 2.50%, 05/01/2025 (e)	865	820
Special Assessment, 3.20%, 05/01/2030 (e)	545	482
Special Assessment, 3.50%, 05/01/2040	925	705
Lakewood Ranch Stewardship District, Zario Project, Special Assessment, 2.63%, 05/01/2025	425	404
Lee Memorial Health System, Float Mode, Lee Memorial, Rev., VRDO, 4.21%, 01/06/2023 (z)	8,000	8,000
Miami Beach Health Facilities Authority, Mount Sinai Medical Center,
Rev., 5.00%, 11/15/2039	2,000	2,012
Rev., 5.00%, 11/15/2044	5,000	4,910
Miami Beach Redevelopment Agency, Tax Increment Revenue, Tax Allocation, 5.00%, 02/01/2028	1,000	1,019
Miami-Dade County Housing Finance Authority, Platform 3750 LLC, Rev., 0.25%, 08/01/2024 (z)	1,525	1,489
Midtown Miami Community Development District, Series A, Special Assessment, 5.00%, 05/01/2037	350	341
North Powerline Road Community Development District, Special Assessment, 3.63%, 05/01/2040	1,345	1,045
Old Hickory Community Development District, Special Assessment, 2.50%, 06/15/2025	165	156
Orange County Health Facilities Authority, Orlando Health Obligated Group, Rev., 4.00%, 10/01/2052	5,000	4,543

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Orange County Health Facilities Authority, Presbyterian Retirement Communities,
Rev., 4.00%, 08/01/2036 (w)	295	268
Rev., 5.00%, 08/01/2047	790	820
Orange County Housing Finance Authority, Stratford Point Apartments, Rev., 0.55%, 01/01/2025 (z)	885	837
Orlando Utilities Commission, Series 2018A, Rev., 5.00%, 10/01/2035	2,480	2,696
Palm Beach County Health Facilities Authority, BRRH Corporation Obligated Group, Rev., 5.00%, 12/01/2024 (p)	1,910	1,979
Palm Beach County Health Facilities Authority, Retirement Life Communities, Rev., 5.00%, 11/15/2032	2,270	2,285
Palm Beach County Housing Finance Authority, Christian Manor, Rev., 1.25%, 02/15/2025 (z)	1,985	1,913
Parkview at Long Lake Ranch Community Development District, Special Assessment, 4.00%, 05/01/2051	800	605
Pasco County School Board, Series A, COP, BAM, 5.00%, 08/01/2036	1,720	1,878
Pine Island Community Development District, Special Assessment, 5.75%, 05/01/2035	2,000	2,004
Pine Ridge Plantation Community Development District, Senior Lien, Series A1, Special Assessment, AGM, 3.00%, 05/01/2023	480	479
Pinellas County Housing Finance Authority, Jordan Park Apartments, Rev., HUD, 0.65%, 01/01/2025 (z)	1,135	1,075
Reunion East Community Development District,
Special Assessment, 2.40%, 05/01/2026	100	93
Special Assessment, 2.85%, 05/01/2031	25	21
Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 4.00%, 06/15/2040	500	421
Sarasota County Health Facilities Authority, Sunnyside Village Project, Rev., 5.00%, 05/15/2048	425	392
Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, Rev., 4.00%, 07/01/2052	6,000	5,260
Sarasota County School Board, Series A, COP, 5.00%, 07/01/2033	1,000	1,189
Sarasota National Community Development District, Special Assessment, 4.00%, 05/01/2039	615	522
Sawyers Landing Community Development District, Special Assessment, 3.75%, 05/01/2031	400	362

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	163

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
School District of Broward County, Series A, COP, 5.00%, 07/01/2027	1,500	1,638
Somerset Community Development District, Special Assessment, 4.00%, 05/01/2032	800	740
South Kendall Community Development District, Special Assessment, 4.25%, 11/01/2037	1,575	1,476
St. John’s County School Board, Series A, COP, AGM, 5.25%, 07/01/2047	3,000	3,313
State Board of Administration Finance Corp., Taxable, Series A, Rev., 1.71%, 07/01/2027	4,000	3,483
State of Florida Department of Transportation, Rev., 5.00%, 07/01/2024	430	445
State of Florida Department of Transportation Turnpike System Revenue, Series B, Rev., 5.00%, 07/01/2033	1,000	1,164
State of Florida Department of Transportation Turnpike System Revenue, Turnpike Revenue, Series B, Rev., 3.00%, 07/01/2033	2,390	2,281
State of Florida, Capital Outlay, Series C, GO, 5.00%, 06/01/2027	1,060	1,143
State of Florida, Department of Transportation, Turnpike System Revenue,
Series A, Rev., 5.00%, 07/01/2029	500	569
Series B, Rev., 5.00%, 07/01/2023	125	126
Stillwater Community Development District, Project 2021, Special Assessment, 3.00%, 06/15/2031 (e)	225	192
Stoneybrook South Community Development District, Fox South Assessment Area,
Special Assessment, 2.50%, 12/15/2025 (e)	415	388
Special Assessment, 3.00%, 12/15/2030 (e)	475	409
Special Assessment, 3.50%, 12/15/2040 (e)	1,030	781
Storey Park Community Development District, Assessment Area Four Project,
Special Assessment, 2.38%, 06/15/2026 (e)	35	32
Special Assessment, 2.88%, 06/15/2031 (e)	60	51
Touchstone Community Development District, Senior Lien, Series A1, Special Assessment, 5.38%, 05/01/2042	1,000	1,042
Towne Park Community Development District, Assessment Area 3D Project, Special Assessment, 2.63%, 05/01/2025 (e)	380	363

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Tradition Community Development District No. 9, Special Assessment, 3.00%, 05/01/2041	130	91
Village Community Development District No. 13,
Special Assessment, 1.88%, 05/01/2025 (e)	735	689
Special Assessment, 2.63%, 05/01/2030 (e)	1,465	1,254
Villamar Community Development District, Special Assessment, 3.75%, 05/01/2040	655	518
West Villages Improvement District, Special Assessment, Unit of Development #8, Special Assessment, 5.38%, 05/01/2042	1,875	1,829
Wildwood Utility Dependent District, Senior South Sumter Utilities Project,
Rev., BAM, 5.00%, 10/01/2031	1,300	1,498
Rev., BAM, 5.00%, 10/01/2033	1,150	1,316
Rev., BAM, 5.00%, 10/01/2039	1,490	1,626
Rev., BAM, 5.00%, 10/01/2040	1,610	1,743
Wildwood Utility Dependent District, Subordinate South Sumter Utilities Project, Rev., BAM, 5.00%, 10/01/2041	650	699

		286,391

Georgia — 3.1%
Atlanta Urban Residential Finance Authority, Sylvan Senior Apartments, Rev., FHA, 0.41%, 12/01/2025 (z)	575	554
Bartow County Development Authority, Georgia Power Co. Pollution Bowen Project, Rev., 1.80%, 09/01/2029 (z)	4,425	3,948
Board of Water Light & Sinking Fund Commissioners of The City of Dalton, Combined Utilities Revenue Bonds,
Rev., 4.00%, 03/01/2035	1,100	1,106
Rev., 4.00%, 03/01/2036	1,000	992
Rev., 4.00%, 03/01/2037	1,135	1,101
Rev., 4.00%, 03/01/2038	1,000	966
Brookhaven Development Authority, Children’s Healthcare of Atlanta,
Rev., 5.00%, 07/01/2036	2,425	2,656
Rev., 5.00%, 07/01/2037	2,400	2,609
Brookhaven Development Authority, Children’s Healthcare of Atlanta Obligated Group, Series A, Rev., 4.00%, 07/01/2044	3,000	2,880
Carroll County, School District, GO, 5.00%, 04/01/2024	1,000	1,027
City of Atlanta Department of Aviation,
Series C, Rev., AMT, 5.00%, 07/01/2026	960	1,010
Series C, Rev., AMT, 5.00%, 07/01/2034	540	584
City of Atlanta Water & Wastewater Revenue, Series B, Rev., 4.00%, 11/01/2037	1,000	1,006

SEE NOTES TO FINANCIAL STATEMENTS.

164	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
City of Atlanta, Airport Passenger Facility, Subordinated Lien, Series C, Rev., 5.00%, 07/01/2040	2,000	2,147
City of Atlanta, Department of Aviation, Series B, Rev., AMT, 5.00%, 07/01/2028	3,300	3,528
City of Atlanta, Department of Aviation, Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2031	1,155	1,241
Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Rev., 4.00%, 04/01/2033	500	507
DeKalb County Housing Authority, Columbia Village Project, Series A, Rev., HUD, 0.34%, 08/01/2024 (z)	285	278
Development Authority for Fulton County, Jonesboro Road Senior Village, Rev., 3.00%, 10/01/2025 (z)	2,020	2,003
Development Authority of Burke County (The), Oglethorpe Power Corp. Scherer Project, Series A, Rev., 1.50%, 01/01/2040 (z)	250	236
Development Authority of Monroe County (The), Oglethorpe Power Corporation Scherer Project, Series A, Rev., 1.50%, 01/01/2039 (z)	125	118
Development Authority of Monroe County (The), Georgia Power Co. Plant Scherer, Rev., 1.00%, 07/01/2049 (z)	1,785	1,595
Development Authority of Rockdale County, Arbours at Conyers Project, Rev., 3.63%, 02/01/2026 (z)	1,085	1,083
George L Smith II Congress Center Authority, Convention Center Hotel, Series 2, Rev., 5.00%, 01/01/2054 (e)	1,000	795
Georgia Ports Authority, Rev., 5.25%, 07/01/2043	2,705	3,062
Georgia State Road & Tollway Authority,
Rev., 5.00%, 06/01/2026	3,200	3,443
Rev., 5.00%, 06/01/2027	5,250	5,758
Rev., 5.00%, 06/01/2028	5,500	6,143
Rev., 5.00%, 06/01/2030	6,205	7,168
Main Street Natural Gas, Inc.,
Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 04/01/2048 (z)	1,650	1,650
Series A, Rev., 4.00%, 07/01/2052 (z)	14,500	14,381
Series A, Rev., 4.00%, 09/01/2052 (z)	2,000	1,945
Series B, Rev., (ICE LIBOR USD 1 Month * 0.67 + 0.75%), 3.51%, 04/01/2048 (aa)	11,500	11,449
Series B, Rev., 4.00%, 08/01/2049 (z)	1,575	1,575
Series B, Rev., 5.00%, 06/01/2028	2,500	2,590
Series B, Rev., 5.00%, 06/01/2029	1,500	1,557
Series B, Rev., 5.00%, 12/01/2052 (z)	8,000	8,259
Series C, Rev., LIQ: Royal Bank of Canada, 4.00%, 08/01/2048 (z)	105	105
Series C, Rev., 4.00%, 03/01/2050 (z)	6,350	6,260

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Series C, Rev., 4.00%, 05/01/2052 (z)	10,310	10,069
Main Street Natural Gas, Inc., Gas Supply, Series C, Rev., 4.00%, 08/01/2052 (e) (z)	11,000	10,342
Main Street Natural Gas, Inc., Main Street Gas, Series D, Rev., LIQ: Royal Bank of Canada, (ICE LIBOR USD 1 Month * 0.67 + 0.83%), 3.59%, 08/01/2048 (aa)	1,000	994
Metropolitan Atlanta Rapid Transit Authority, Series B, Rev., 5.00%, 07/01/2045	10,000	10,382
Milledgeville & Baldwin County Development Authority, Georgia College & State University Projects,
Rev., 4.00%, 06/15/2037	500	492
Rev., 5.00%, 06/15/2024	470	484
Rev., 5.00%, 06/15/2025	360	377
Municipal Electric Authority of Georgia, Combined Cycle Project,
Series A, Rev., 4.00%, 11/01/2023	2,750	2,764
Series A, Rev., 5.00%, 11/01/2027	250	270
Series A, Rev., 5.00%, 11/01/2029	250	276
Municipal Electric Authority of Georgia, General Resolution Project, Series A, Rev., 4.00%, 01/01/2037	1,125	1,086
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4 Project,
Series A, Rev., AGM, 5.00%, 07/01/2033	1,610	1,813
Series A, Rev., AGM, 5.00%, 07/01/2035	1,300	1,420
Series A, Rev., AGM, 5.00%, 07/01/2036	2,795	3,024
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project,
Rev., AGM, 4.00%, 01/01/2036	330	332
Rev., AGM, 4.00%, 01/01/2041	1,000	959
Rev., 5.00%, 01/01/2023	200	200
Rev., AGM, 5.00%, 01/01/2025	200	207
Rev., AGM, 5.00%, 01/01/2027	125	133
Rev., BAM, 5.00%, 01/01/2049	2,000	2,045
Municipal Electric Authority of Georgia, Project One, Subordinated,
Series B, Rev., 4.00%, 01/01/2039	1,400	1,320
Series B, Rev., 5.00%, 01/01/2023	1,000	1,000
Municipal Electric Authority of Georgia, Subordinate General Resolution, Rev., 5.00%, 01/01/2033	1,010	1,121
Municipal Electric Authority of Georgia, Subordinate Project One, Series A, Rev., 5.00%, 01/01/2030	705	776
Northwest Georgia Housing Authority, Dallas Manor Apartments Projects, Rev., HUD, 0.25%, 10/01/2024 (z)	260	252
Paulding County Hospital Authority, Anticipation Certificates Wellstar Health,
Rev., 5.00%, 04/01/2036	325	350

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	165

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
Rev., 5.00%, 04/01/2038	500	532
Private Colleges & Universities Authority, Emory University, Series B, Rev., 4.00%, 09/01/2039	1,420	1,420
Private Colleges & Universities Authority, Savannah College of Art And Design,
Rev., 4.00%, 04/01/2038	1,400	1,370
Rev., 5.00%, 04/01/2027	400	428
Savannah Economic Development Authority, International Paper Company Project, Rev., 1.90%, 08/01/2024	150	145
State of Georgia,
Series A1, GO, 5.00%, 02/01/2024	100	102
Series A, GO, 5.00%, 08/01/2023	85	86
Series C, GO, 5.00%, 07/01/2031	500	591
Series E, GO, 5.00%, 12/01/2027	1,335	1,456
Series F, GO, 5.00%, 01/01/2025	2,000	2,092
State of Georgia, Bidding Group 2, Series A, GO, 4.00%, 07/01/2035	750	789
State of Georgia, Group 2, Series A, GO, 4.00%, 08/01/2034	1,000	1,058
State of Georgia, Tranche #1, Series A, GO, 5.00%, 07/01/2023	1,420	1,435
State of Georgia, Tranche 2, Series A, GO, 5.00%, 07/01/2030	2,000	2,289
Tender Option Bond Trust Receipts/Certificates, Series 2021-XG0308, Rev., LIQ: Bank of America NA, 0.00%, 01/01/2052 (e) (z)	1,565	1,565
Valdosta Housing Authority, Tishco Rural Rental Housing, Rev., 1.25%, 02/01/2025 (z)	375	364
Villa Rica Downtown Development Authority, Arbours At Villa Rica Project, Rev., 1.25%, 08/01/2025 (z)	4,415	4,242
Walker County Development Authority, Gateway At Rossville Project, Rev., 0.46%, 12/01/2024 (z)	1,000	965

		182,732

Guam — 0.0% (g)
Antonio B. Won Pat International Airport Authority, Rev., AMT, 5.25%, 10/01/2030 (w)	750	762
Territory of Guam, Series F, Rev., 4.00%, 01/01/2042	1,000	872

		1,634

Hawaii — 0.4%
City & County Honolulu Wastewater System Revenue, Senior First Bond Resolution, Series A, Rev., 5.00%, 07/01/2035	2,110	2,296
City & County of Honolulu,
Series A, GO, 5.00%, 10/01/2025	15	16
Series A, GO, 5.00%, 09/01/2027	30	33
Series C, GO, 5.00%, 10/01/2029	1,000	1,143

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Hawaii — continued
State of Hawaii, Series FG, GO, 4.00%, 10/01/2032	2,000	2,067
State of Hawaii Airports System Revenue,
Series A, Rev., AMT, 5.00%, 07/01/2032	1,500	1,589
Series A, Rev., AMT, 5.00%, 07/01/2033	1,630	1,724
Series A, Rev., AMT, 5.00%, 07/01/2034	2,000	2,141
Series B, Rev., 5.00%, 07/01/2026	1,250	1,344
State of Hawaii Department of Budget & Finance, Rev., 3.20%, 07/01/2039	3,000	2,441
State of Hawaii Harbor System Revenue,
Series A, Rev., AMT, 4.00%, 07/01/2031	250	258
Series A, Rev., AMT, 4.00%, 07/01/2032	500	515
Series A, Rev., AMT, 4.00%, 07/01/2033	750	768
Series A, Rev., AMT, 4.00%, 07/01/2034	3,555	3,620
Series A, Rev., AMT, 5.00%, 07/01/2027	250	267
Series A, Rev., AMT, 5.00%, 07/01/2028	500	542
Series A, Rev., AMT, 5.00%, 07/01/2029	250	274
Series C, Rev., 4.00%, 07/01/2032	200	210
State of Hawaii State Highway Fund, Rev., 5.00%, 01/01/2029	1,000	1,125
State of Hawaii, Airports System Revenue, Series D, Rev., 5.00%, 07/01/2030	1,000	1,148

		23,521

Idaho — 0.1%
Idaho Health Facilities Authority, Trinity Health Credit Group, Series A, Rev., 5.00%, 12/01/2047	1,715	1,733
Idaho Housing & Finance Association, Garvee,
Series A, Rev., 5.00%, 07/15/2029	280	315
Series A, Rev., 5.00%, 07/15/2030	1,250	1,424
Series A, Rev., 5.00%, 07/15/2031	750	865
Idaho Housing & Finance Association, Transportation Expansion & Mitigation, Rev., 5.00%, 08/15/2037	165	187

		4,524

Illinois — 6.9%
Champaign County Community Unit School District No. 4 Champaign, GO, 5.00%, 01/01/2029	1,765	1,875
Chicago Board of Education,
Series A, GO, AGM, 5.00%, 12/01/2026	10	10
Series A, GO, 5.00%, 12/01/2041	1,000	966
Series A, GO, 5.00%, 12/01/2042	7,500	7,180
Chicago Board of Education, Capital Appreciation School Reform,
Series A, GO, NATL, Zero Coupon, 12/01/2024	500	465
Series A, GO, NATL, Zero Coupon, 12/01/2029	1,220	915
Series B1, GO, NATL, Zero Coupon, 12/01/2028	500	392
Series B1, GO, NATL, Zero Coupon, 12/01/2029	1,105	828

SEE NOTES TO FINANCIAL STATEMENTS.

166	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Chicago Board of Education, Dedicated,
Series C, GO, 5.00%, 12/01/2034	2,000	2,021
Series G, GO, 5.00%, 12/01/2034	1,000	1,010
Chicago Midway International Airport, Series B, Rev., 5.00%, 01/01/2046	10,000	10,066
Chicago Midway International Airport, Second Lien, Series A, Rev., AMT, 5.00%, 01/01/2041	3,000	2,999
Chicago O’Hare International Airport, Rev., AMT, 5.00%, 01/01/2030	3,400	3,473
Chicago O’Hare International Airport, Passenger Facility Charge, Rev., AMT, 5.00%, 01/01/2032	3,500	3,503
Chicago O’Hare International Airport, Senior Lien,
Series A, Rev., 4.00%, 01/01/2035	3,500	3,520
Series A, Rev., 5.00%, 01/01/2035	6,000	6,562
Chicago Transit Authority Capital Grant Receipts Revenue, Section 5307, Rev., 5.00%, 06/01/2023	700	705
Chicago Transit Authority Capital Grant Receipts Revenue, Section 5357, Rev., 5.00%, 06/01/2028	1,000	1,075
Chicago Transit Authority Sales Tax Receipts Fund, Series A, Rev., BAM, 5.00%, 12/01/2046	4,500	4,594
Chicago Transit Authority Sales Tax Receipts Fund, Second Lien,
Rev., 5.00%, 12/01/2051	4,750	4,769
Series A, Rev., 4.00%, 12/01/2049	4,000	3,548
Series A, Rev., 5.00%, 12/01/2055	2,000	2,013
Chicago Transit Authority, Sales Tax Receipts Fund,
Rev., AGM, 5.00%, 12/01/2044	1,000	1,028
Rev., 5.25%, 12/01/2049	10,000	10,103
Series A, Rev., 5.00%, 12/01/2045	6,750	6,837
City of Aurora Waterworks & Sewerage Revenue, Series B, Rev., 4.00%, 12/01/2034	1,565	1,571
City of Berwyn, Series A, GO, 5.00%, 12/01/2029	1,000	1,016
City of Chicago,
Series A, GO, 5.00%, 01/01/2027	5,500	5,692
Series A, GO, 5.00%, 01/01/2033	1,000	1,057
Series A, GO, 5.00%, 01/01/2034	4,500	4,739
Series A, GO, 5.50%, 01/01/2049	6,325	6,428
Series A, GO, 6.00%, 01/01/2038	8,775	9,254
Series B, GO, 4.00%, 01/01/2038 (e)	521	468
Series C, GO, Zero Coupon, 01/01/2027	500	426
Series C, GO, 5.00%, 01/01/2025	45	46
Series C, GO, 5.00%, 01/01/2028	1,450	1,478
City of Chicago Special Assessment Revenue, Lakeshore East Project,
Special Assessment, 2.69%, 12/01/2026 (e)	305	281

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Special Assessment, 3.04%, 12/01/2028 (e)	270	240
City of Chicago Wastewater Transmission Revenue, Second Lien, Rev., 5.00%, 01/01/2042	575	575
City of Chicago Waterworks Revenue, Second Lien Project,
Rev., 5.00%, 11/01/2023	100	101
Rev., 5.00%, 11/01/2044	2,410	2,421
City of Chicago, Capital Appreciation City Colleges, GO, NATL, Zero Coupon, 01/01/2031	75	54
City of Chicago, Chicago Works,
Series A, GO, 5.25%, 01/01/2038 (w)	2,680	2,772
Series A, GO, 5.50%, 01/01/2039 (w)	1,180	1,239
Series A, GO, 5.50%, 01/01/2040 (w)	1,000	1,047
Series A, GO, 5.50%, 01/01/2041 (w)	1,000	1,033
Series A, GO, 5.50%, 01/01/2043 (w)	1,500	1,545
City of Granite City, Waste Management, Inc., Rev., AMT, 1.25%, 05/01/2027	5,000	4,300
Cook County Community College District No. 508, City Colleges Chicago,
GO, 5.13%, 12/01/2038	1,000	1,001
GO, 5.25%, 12/01/2030	1,000	1,003
Cook County Community Consolidated School District No. 34 Glenview, GO, 4.00%, 12/01/2029	2,000	2,148
Cook County High School District No. 214 Arlington Heights, GO, 4.00%, 12/01/2026	1,910	2,001
Cook County, Community School District No. 97, Oak Park, GO, 4.00%, 01/01/2034	2,000	2,058
County of Cook,
Series A, GO, 5.00%, 11/15/2025	960	1,012
Series A, GO, AGM, 5.00%, 11/15/2026	1,000	1,076
Series A, GO, 5.00%, 11/15/2026	3,900	4,165
Series A, GO, 5.00%, 11/15/2028	2,300	2,523
Series A, GO, 5.00%, 11/15/2033	250	278
County of Cook Sales Tax Revenue,
Series A, Rev., 5.00%, 11/15/2025	690	730
Series A, Rev., 5.25%, 11/15/2045	2,500	2,681
County of Cook, Sales Tax Revenue, Series A, Rev., 5.00%, 11/15/2038	1,240	1,330
Illinois Finance Authority,
Series A, Rev., 4.00%, 07/15/2036	710	719
Series A, Rev., 4.00%, 07/15/2039	3,000	2,994
Series B2, Rev., 5.00%, 05/15/2050 (z)	2,550	2,688
Illinois Finance Authority, Acero Charter Schools, Inc., Rev., 4.00%, 10/01/2042 (e)	500	385
Illinois Finance Authority, Advocate Health Care Network Project, Rev., 4.00%, 11/01/2030	2,600	2,627

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	167

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Illinois Finance Authority, American Water Capital Corp. Project, Rev., 0.70%, 05/01/2040 (z)	895	878
Illinois Finance Authority, Ann & Robert H. Lurie Children’s Hospital of Chicago, Rev., 5.00%, 08/15/2035	500	522
Illinois Finance Authority, Ascension Health Credit, Series C, Rev., 5.00%, 02/15/2036	1,355	1,428
Illinois Finance Authority, Carle Foundation, Series A, Rev., 5.00%, 02/15/2045	14,250	14,654
Illinois Finance Authority, Centegra Health System, Series A, Rev., 5.00%, 09/01/2025 (p)	130	134
Illinois Finance Authority, Green Bond, Rev., 4.00%, 07/01/2038	4,160	4,220
Illinois Finance Authority, Green Bonds,
Rev., 4.00%, 01/01/2033	8,190	8,591
Rev., 4.00%, 07/01/2040	1,500	1,509
Illinois Finance Authority, Health Services Facility Lease Revenue, Provident Group UIC Surgery,
Rev., 4.00%, 10/01/2040	1,750	1,599
Rev., 5.00%, 10/01/2032	750	794
Rev., 5.00%, 10/01/2034	125	131
Illinois Finance Authority, Illinois State Clean Water Initiative, Green Bond, Rev., 5.00%, 01/01/2028	100	111
Illinois Finance Authority, Mercy Health Corp., Rev., 5.00%, 12/01/2040	1,080	1,068
Illinois Finance Authority, Northshore University Health System, Rev., 5.00%, 08/15/2035	1,500	1,666
Illinois Finance Authority, OSF Healthcare System,
Rev., 4.00%, 05/15/2050	1,000	863
Series A, Rev., 5.00%, 11/15/2045	10,900	10,917
Series B1, Rev., 5.00%, 05/15/2050 (z)	2,250	2,298
Illinois Finance Authority, Plymouth Place, Inc., Rev., 5.00%, 05/15/2041	400	350
Illinois Finance Authority, Presbyterian Homes, Series B, Rev., (SIFMA Municipal Swap Index + 0.70%), 4.36%, 05/01/2042 (aa)	180	175
Illinois Finance Authority, Southern Illinois Healthcare, Rev., 5.00%, 03/01/2031	2,135	2,248
Illinois Finance Authority, Swedish Covenant Hospital,
Rev., 5.00%, 08/15/2032 (p)	4,000	4,309
Series A, Rev., 5.00%, 08/15/2026 (p)	1,690	1,820
Illinois Finance Authority, The Carle Foundation,
Series A, Rev., 5.00%, 08/15/2031	2,530	2,872
Series B, Rev., 5.00%, 08/15/2053 (z)	285	314

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Illinois Finance Authority, UChicago Medicine,
Rev., 5.00%, 08/15/2052 (z)	1,710	1,842
Series A, Rev., 5.00%, 08/15/2047	17,000	17,665
Illinois Finance Authority, University of Chicago,
Series A, Rev., 5.00%, 10/01/2028	3,000	3,357
Series A, Rev., 5.00%, 10/01/2034	1,750	2,032
Series A, Rev., 5.00%, 10/01/2035	1,400	1,621
Illinois Finance Authority, University of Chicago, Series A, Rev., 5.00%, 10/01/2038	1,000	1,153
Illinois Housing Development Authority,
Series C, Rev., FHA, 0.80%, 07/01/2026	270	246
Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.75%, 04/01/2050	1,490	1,484
Illinois Housing Development Authority, Concord Commons, Rev., 0.25%, 02/01/2024 (z)	1,200	1,196
Illinois Housing Development Authority, Social Bonds,
Series A, Rev., GNMA FNMA FHLMC COLL, 3.00%, 04/01/2051	4,080	3,961
Series B, Rev., GNMA FNMA FHLMC COLL, 3.00%, 04/01/2051	430	416
Illinois Sports Facilities Authority (The), State Tax Supported,
Rev., 5.00%, 06/15/2030	500	507
Rev., AGM, 5.25%, 06/15/2031	225	230
Illinois State Toll Highway Authority,
Series A, Rev., 5.00%, 01/01/2028	185	196
Series A, Rev., 5.00%, 01/01/2041	3,300	3,506
Series A, Rev., 5.00%, 01/01/2044	6,580	6,862
Series B, Rev., 5.00%, 01/01/2029	100	106
Series C, Rev., 5.00%, 01/01/2023	250	250
Illinois State Toll Highway Authority, Senior,
Series A, Rev., 5.00%, 12/01/2031	5,115	5,406
Series B, Rev., 5.00%, 01/01/2028	4,000	4,417
Series B, Rev., 5.00%, 01/01/2041	2,190	2,247
Illinois State Toll Highway Authority, Toll Highway Revenue,
Series A, Rev., 5.00%, 01/01/2036	1,000	1,094
Series A, Rev., 5.00%, 01/01/2037	1,555	1,685
Illinois State University, Auxiliary Facilities System, Series A, Rev., AGM, 5.00%, 04/01/2023	500	502
Macon County, School District No. 61 Decatur,
GO, AGM, 4.00%, 01/01/2040	1,420	1,419
GO, AGM, 4.00%, 01/01/2045	3,000	2,860
Metropolitan Pier & Exposition Authority, Rev., NATL, Zero Coupon, 12/15/2034	500	292
Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion, Rev., 5.00%, 06/15/2042	5,645	5,647

SEE NOTES TO FINANCIAL STATEMENTS.

168	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Metropolitan Pier & Exposition Authority, Capital Appreciation McCormick,
Rev., NATL, Zero Coupon, 12/15/2035	500	273
Rev., NATL, Zero Coupon, 06/15/2036	6,000	3,186
Rev., NATL, Zero Coupon, 06/15/2037	500	250
Rev., AGM, Zero Coupon, 06/15/2044	500	176
Series B, Rev., AGM, Zero Coupon, 06/15/2027	660	560
Metropolitan Pier & Exposition Authority, McCormick Expansion Project, Series B, Rev., 5.00%, 12/15/2027	125	130
Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
Rev., 3.00%, 06/15/2025	150	147
Rev., 4.00%, 12/15/2042	4,990	4,342
Metropolitan Water Reclamation District of Greater Chicago, Series D, GO, 5.00%, 12/01/2031	2,000	2,337
Metropolitan Water Reclamation District of Greater Chicago, Green Bonds, Series E, GO, 5.00%, 12/01/2036	2,065	2,185
Northern Illinois University, Board of Trustees Auxiliary Facilities, Rev., BAM, 4.00%, 10/01/2033	1,000	1,004
Railsplitter Tobacco Settlement Authority, Rev., 5.00%, 06/01/2023	130	131
Regional Transportation Authority, Series A, Rev., NATL, 6.00%, 07/01/2025	25	27
Sales Tax Securitization Corp., Series A, Rev., 5.00%, 01/01/2048	2,000	2,001
Sales Tax Securitization Corp., Second Lien, Series A, Rev., BAM, 5.00%, 01/01/2037	750	799
Southern Illinois University, Housing, Rev., BAM, 5.00%, 04/01/2032	650	705
Southwestern Illinois Development Authority, Southwestern Il Flood Prevention, Rev., 4.00%, 10/15/2035	1,215	1,234
State of Illinois,
GO, 4.00%, 06/01/2036	485	442
GO, 5.00%, 07/01/2023	85	86
GO, 5.00%, 01/01/2028	6,810	6,954
GO, 5.00%, 02/01/2028	3,000	3,083
GO, 5.00%, 01/01/2029	2,085	2,122
GO, 5.00%, 02/01/2029	1,000	1,023
GO, 5.25%, 02/01/2030	2,000	2,016
GO, 5.50%, 05/01/2030	2,000	2,125
GO, 5.50%, 07/01/2038	1,000	1,002
Series A, GO, 4.00%, 03/01/2041	250	214
Series A, GO, 5.00%, 10/01/2023	300	303
Series A, GO, 5.00%, 03/01/2024	80	81
Series A, GO, 5.00%, 11/01/2026	1,360	1,402
Series A, GO, 5.00%, 03/01/2027	2,355	2,431
Series A, GO, 5.00%, 03/01/2028	2,500	2,585

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Series A, GO, 5.00%, 03/01/2030	1,000	1,032
Series A, GO, 5.00%, 03/01/2046	1,000	972
Series A, GO, 5.50%, 03/01/2042	1,500	1,547
Series A, GO, 5.50%, 03/01/2047	2,690	2,752
Series B, GO, 5.00%, 10/01/2029	1,000	1,033
Series B, GO, 5.00%, 10/01/2031	5,000	5,122
Series B, GO, 5.50%, 05/01/2039	250	258
Series C, GO, 5.00%, 11/01/2029	4,200	4,303
Series C, GO, 5.25%, 10/01/2047	3,000	3,004
Series D, GO, 5.00%, 11/01/2024	1,000	1,019
Series D, GO, 5.00%, 11/01/2026	1,980	2,041
Series D, GO, 5.00%, 11/01/2027	6,080	6,285
Series D, GO, 5.00%, 11/01/2028	2,500	2,571
State of Illinois Sales Tax Revenue, Series A, Rev., BAM, 4.00%, 06/15/2029	2,250	2,313
State of Illinois Sales Tax Revenue, Junior Obligation,
Series A, Rev., BAM, 4.00%, 06/15/2026	505	514
Series A, Rev., BAM, 4.00%, 06/15/2031	1,500	1,545
State of Illinois, Build America Bonds,
GO, 6.90%, 03/01/2035	1,000	1,029
GO, 7.35%, 07/01/2035	3,714	3,907
University of Illinois, Auxiliary Facilities System, Series A, Rev., 5.00%, 04/01/2025	140	143
University of Illinois, Auxiliary Facility, Series A, Rev., AGM-CR, 4.00%, 04/01/2036	4,730	4,607
Village of Rosemont, Series A, GO, BAM, 5.00%, 12/01/2042	10,000	10,929
Will County Community Unit School District No. 209-U Wilmington, GO, AGM, 5.50%, 02/01/2038	1,195	1,329
Will Grundy Etc. Counties Community College District No. 525, Alternative Revenue Source, Series B, GO, 5.50%, 06/01/2031 (p)	3,375	3,455

		402,395

Indiana — 2.3%
City of Fishers Sewage Works Revenue, Rev., BAM, 4.00%, 07/01/2047	1,000	918
City of Franklin, Otterbein Homes, Series B, Rev., 5.00%, 07/01/2023	115	116
City of Kokomo, KHA RAD I Apartments, Rev., HUD, 0.56%, 02/01/2025 (z)	2,175	2,088
City of Mount Vernon, Southern Industry Gas And Electric Company, Rev., AMT, 0.88%, 09/01/2055 (z)	250	246
City of Rockport, Industry Pollution Control, Michigan Power Company Project, Rev., 2.75%, 06/01/2025	100	99
City of Whiting, BP Products North America, Inc. Project, Rev., AMT, 5.00%, 11/01/2047 (z)	5,000	5,069

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	169

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
City of Whiting, Whiting Industry Environmental Facilities, Bp Products North America, Inc., Series A, Rev., AMT, 5.00%, 03/01/2046 (z)	1,585	1,587
Evansville Waterworks District, Series A, Rev., BAM, 5.00%, 07/01/2042	925	1,010
Indiana Finance Authority, Citizens Water Westfield Project, Series A, Rev., 4.00%, 10/01/2048	1,500	1,386
Indiana Finance Authority, Community Foundation of Northwest Industry, Rev., 5.00%, 09/01/2036	1,000	1,043
Indiana Finance Authority, Community Health Network, Series A, Rev., 5.00%, 05/01/2042 (p)	55	55
Indiana Finance Authority, CWA Authority Project, Green Bonds, Rev., 5.00%, 10/01/2031	500	576
Indiana Finance Authority, DePauw University Project, Series A, Rev., 5.00%, 07/01/2047	8,000	8,040
Indiana Finance Authority, Duke Energy Indian, Rev., AMT, 4.50%, 05/01/2035 (z)	3,305	3,342
Indiana Finance Authority, Duke Energy Industry Project, Series A4, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 3.60%, 01/02/2023 (z)	2,500	2,500
Indiana Finance Authority, First Lien, CWA Authority Project, Rev., 5.00%, 10/01/2023	45	46
Indiana Finance Authority, Indianapolis Power,
Series A, Rev., 0.75%, 12/01/2038 (z)	4,875	4,229
Series B, Rev., AMT, 0.95%, 12/01/2038 (z)	7,025	6,155
Indiana Finance Authority, Marion General Hospital, Series A, Rev., 4.00%, 07/01/2040	5,060	4,877
Indiana Finance Authority, Ohio Valley Electric Corp. Project,
Series A, Rev., 4.25%, 11/01/2030	2,000	1,930
Series B, Rev., 2.50%, 11/01/2030	1,000	852
Indiana Finance Authority, Private Activity Ohio River Bridge, Rev., AMT, 5.00%, 07/01/2035 (p)	2,000	2,015
Indiana Finance Authority, Private Activity Ohio River Bridges Project, Rev., AMT, 5.00%, 07/01/2044 (p)	10,000	10,075
Indiana Finance Authority, Private Activity, Ohio River Bridges, Rev., AMT, 5.00%, 07/01/2048 (p)	7,435	7,491

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indiana Finance Authority, Second Lien, CWA Authority Project,
Rev., 5.00%, 10/01/2034	2,000	2,271
Rev., 5.00%, 10/01/2035	3,000	3,406
Indiana Finance Authority, United States Steel Corp., Series A, Rev., 4.13%, 12/01/2026	145	142
Indiana Finance Authority, University of Evansville, Rev., 5.25%, 09/01/2037	1,150	1,147
Indiana Finance Authority, Valley Electric Corporation Project, Series B, Rev., 3.00%, 11/01/2030	1,000	884
Indiana Finance Authority, Valparaiso University Project, Rev., 4.00%, 10/01/2034	1,315	1,271
Indiana Health Facility Financing Authority, Ascension Health Substitute Credit Group, Series A, Rev., 4.00%, 11/01/2023	85	86
Indiana Housing & Community Development Authority, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	815	793
Indiana Housing & Community Development Authority, RD Moving Forward Justus Project, Rev., 0.33%, 06/01/2024 (z)	135	133
Indiana Housing & Community Development Authority, Social Bonds,
Series A, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2052	990	950
Series C1, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 01/01/2052	45	43
Indiana Municipal Power Agency, Series A, Rev., 5.00%, 01/01/2029	400	447
Indianapolis Local Public Improvement Bond Bank,
Series A, Rev., AGM, 4.00%, 06/01/2036	5,000	5,079
Series A, Rev., AGM, 4.00%, 06/01/2041	9,000	8,779
Series A, Rev., 5.00%, 06/01/2024	15	16
Series A, Rev., 5.00%, 06/01/2025	500	523
Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series A1, Rev., AMT, 5.00%, 01/01/2028	200	209
Indianapolis Local Public Improvement Bond Bank, CityWay 1 Project, Series B, Rev., 5.00%, 02/01/2024	175	179
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport, Rev., AMT, 5.00%, 01/01/2029	2,855	3,052
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Authority,
Series D, Rev., AMT, 5.00%, 01/01/2029	3,000	3,037
Series D, Rev., AMT, 5.00%, 01/01/2030	2,000	2,025
Series D, Rev., AMT, 5.00%, 01/01/2031	4,000	4,049

SEE NOTES TO FINANCIAL STATEMENTS.

170	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Series D, Rev., AMT, 5.00%, 01/01/2032	4,500	4,553
Series D, Rev., AMT, 5.00%, 01/01/2033	3,500	3,541
Series I, Rev., AMT, 5.00%, 01/01/2032	4,885	4,999
Series I, Rev., AMT, 5.00%, 01/01/2033	5,000	5,114
Indianapolis Local Public Improvement Bond Bank, Metropolitan Thoroughfare District, Series D, Rev., 4.00%, 01/01/2041	10,000	9,723
Purdue University, Series A, Rev., 5.00%, 07/01/2027	1,500	1,652
Southwest Allen Multi School Building Corp., 1st Mortgage, Rev., 5.00%, 01/15/2030	1,200	1,317
Tippecanoe School Corp., GO, 4.00%, 07/15/2023	1,080	1,086

		136,251

Iowa — 0.6%
Clinton Community School District,
GO, AGM, 5.00%, 06/01/2024	1,425	1,466
GO, AGM, 5.00%, 06/01/2026	1,290	1,378
Iowa Finance Authority,
Series A, Rev., 5.00%, 08/01/2034	1,030	1,184
Series D, Rev., GNMA/FNMA/FHLMC, 3.50%, 01/01/2049	330	325
Iowa Finance Authority, Iowa Fertilizer Company Project,
Rev., 4.00%, 12/01/2050 (z)	5,905	5,648
Rev., 5.00%, 12/01/2050	2,435	2,297
Iowa Finance Authority, Social Bonds, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2047	1,995	1,938
Iowa Tobacco Settlement Authority, Subordinate,
Series B1, Rev., 4.00%, 06/01/2049	7,750	7,620
Series B, Rev., Zero Coupon, 06/01/2065	15,345	1,656
PEFA, Inc., Rev., 5.00%, 09/01/2049 (z)	1,745	1,787
Sioux City Community School District, Rev., BAM, 3.00%, 10/01/2025	3,625	3,611
Southeast Polk Community School District, Series A, GO, 5.00%, 05/01/2028	5,185	5,758

		34,668

Kansas — 0.3%
City of Manhattan, Meadowlark Hills, Series A, Rev., 4.00%, 06/01/2036	1,000	832
Kansas Development Finance Authority, Unrefunded, Rev., 5.00%, 11/15/2054 (z)	1,500	1,625
University of Kansas Hospital Authority, University Kansas Health System, Rev., 5.00%, 03/01/2047 (p)	3,865	4,221
University of Kansas Hospital Authority, Unrefunded University Kansas Health System, Rev., 5.00%, 03/01/2047	7,350	7,478

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Kansas — continued
Wyandotte County Unified School District No. 203 Piper,
Series A, GO, AGM, 5.00%, 09/01/2040	900	1,000
Series A, GO, AGM, 5.25%, 09/01/2052	1,000	1,102

		16,258

Kentucky — 1.1%
City of Henderson, Pratt Paper LLC Project, Rev., AMT, 4.45%, 01/01/2042 (e)	1,685	1,532
County of Carroll, Utilities Company Project, Rev., AMT, 2.00%, 02/01/2032	8,620	6,950
County of Trimble, Louisville Gas & Electric, Rev., 0.63%, 09/01/2026	605	540
County of Trimble, Louisville Gas & Electricity, Rev., AMT, 1.35%, 11/01/2027	8,100	7,222
County of Trimble, Louisville Gas And Electric Company, Rev., AMT, 1.30%, 09/01/2044 (z)	1,000	844
Kentucky Bond Development Corp., Centre College, Rev., 4.00%, 06/01/2040	420	383
Kentucky Economic Development Finance Authority, Norton Healthcare, Inc.,
Series B, Rev., NATL, Zero Coupon, 10/01/2026	3,930	3,433
Series B, Rev., NATL, Zero Coupon, 10/01/2027	1,995	1,677
Kentucky Economic Development Finance Authority, Senior Next Generation Information, Rev., 5.00%, 07/01/2040	5,000	4,899
Kentucky Housing Corp., Cambridge Square Project, Rev., 0.30%, 08/01/2024 (z)	575	550
Kentucky Housing Corp., New Hope Properties Portfolio, Rev., HUD, 0.41%, 04/01/2024 (z)	275	266
Kentucky Public Energy Authority,
Series A1, Rev., 4.00%, 08/01/2052 (z)	2,000	1,937
Series A2, Rev., (ICE LIBOR USD 1 Month * 0.67 + 1.12%), 3.88%, 12/01/2049 (aa)	1,000	990
Series A2, Rev., (United States SOFR * 0.67 + 1.20%), 4.08%, 08/01/2052 (aa)	2,500	2,356
Series C, Rev., 4.00%, 02/01/2050 (z)	10,885	10,669
Kentucky Public Energy Authority, Gas Supply, Series B, Rev., 4.00%, 01/01/2049 (z)	12,885	12,791
Kentucky State University, Kentucky State University Project,
COP, BAM, 4.00%, 11/01/2033	145	154
COP, BAM, 4.00%, 11/01/2035	135	140
COP, BAM, 4.00%, 11/01/2036	155	159
COP, BAM, 4.00%, 11/01/2038	650	643

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	171

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kentucky — continued
Louisville and Jefferson County Metropolitan Government, Louisville Gas And Electric Co. Project, Series A, Rev., 0.90%, 09/01/2026	2,750	2,506
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc., Rev., 5.00%, 10/01/2031	670	700
Louisville/Jefferson County Metropolitan Government, Louisville Gas & Electric, Rev., 2.00%, 10/01/2033	1,000	773
Louisville/Jefferson County Metropolitan Government, Louisville Gas & Electric Co. Project, Rev., AMT, 1.35%, 11/01/2027	2,000	1,755
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Inc., Rev., 4.00%, 10/01/2034	125	123
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Series A, Rev., 5.00%, 05/15/2047	3,180	3,226

		67,218

Louisiana — 1.2%
City of Alexandria, Utilities Revenue, Series A, Rev., 5.00%, 05/01/2038 (p)	2,000	2,013
City of Shreveport, Water & Sewer Improvement, GO, 5.00%, 09/01/2032 (p)	4,390	4,529
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge, Sales Tax, Rev., AGM, 5.00%, 08/01/2027	1,400	1,524
East Baton Rouge Sewerage Commission, Series A, Rev., 1.30%, 02/01/2041 (z)	4,500	3,865
Lakeshore Villages Master Community Development District, Parish of St. Tammany, Special Assessment, 3.20%, 06/01/2041 (e)	630	487
Louisiana Housing Corp., Hollywood Acres And Hollywood Heights Projects, Rev., 0.55%, 12/01/2023	165	159
Louisiana Housing Corp., Mabry Place Townhouse Project, Rev., 0.31%, 08/01/2024 (z)	1,955	1,909
Louisiana Housing Corp., Social Bonds Home Ownership Project, Rev., GNMA/FNMA/FHLMC, 5.00%, 06/01/2052	1,245	1,297
Louisiana Local Government Environmental Facilities & Community Development Authority, Entergy Louisiana LLC Project,
Rev., 2.00%, 06/01/2030	2,755	2,397
Rev., 2.50%, 04/01/2036	1,000	803
Louisiana Public Facilities Authority, Loyola University Project, Rev., 4.00%, 10/01/2038	2,560	2,352

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Louisiana — continued
Louisiana Public Facilities Authority, Ochsner Clinic Foundation, Series B, Rev., 5.00%, 05/15/2050 (z)	1,100	1,139
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.00%, 05/15/2042	1,480	1,520
New Orleans Aviation Board,
Series B, Rev., AMT, 5.00%, 01/01/2040	14,500	14,619
Series B, Rev., AMT, 5.00%, 01/01/2045	4,000	3,963
New Orleans Aviation Board, General Airport, Series D2, Rev., AMT, 5.00%, 01/01/2033	1,100	1,146
New Orleans Aviation Board, General Airport North Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2038	1,000	1,021
Series B, Rev., AMT, 5.00%, 01/01/2048	5,000	4,935
Parish of St. John the Baptist, Marathon Oil Corp. Project, Series B1, Rev., 2.13%, 06/01/2037 (z)	875	848
Port New Orleans Board of Commissioners, Series E, Rev., AMT, 5.00%, 04/01/2039	1,170	1,199
St. Tammany Parish Hospital Service District No. 1,
Series A, Rev., 5.00%, 07/01/2032	1,615	1,699
Series A, Rev., 5.00%, 07/01/2034	1,655	1,724
State of Louisiana, Series A, GO, 5.00%, 03/01/2037	9,555	10,436
State of Louisiana Gasoline & Fuels Tax Revenue, Second Lien,
Series A, Rev., 0.60%, 05/01/2043 (z)	4,135	4,086
Series A, Rev., (United States SOFR * 0.70 + 0.50%), 3.51%, 05/01/2043 (aa)	1,135	1,106
Series D, Rev., 0.60%, 05/01/2043 (z)	1,605	1,586
Tobacco Settlement Financing Corp., Asset Backed, Series A, Rev., 5.00%, 05/15/2023	125	126

		72,488

Maine — 0.3%
Finance Authority of Maine, Supplemental Educational Loan Program,
Series A1, Rev., AGM, AMT, 2.38%, 12/01/2033	705	607
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2023	165	168
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2024	75	77
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2025	85	89
Maine Health & Higher Educational Facilities Authority,
Series A, Rev., AGM, 5.00%, 07/01/2030	50	56
Series A, Rev., AGM, 5.00%, 07/01/2031	295	333

SEE NOTES TO FINANCIAL STATEMENTS.

172	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maine — continued
Series A, Rev., AGM, 5.00%, 07/01/2032	315	352
Maine State Housing Authority, Social Bonds, Series D, Rev., 3.00%, 11/15/2051	970	938
Maine Turnpike Authority,
Rev., 4.00%, 07/01/2045	9,000	8,717
Rev., 5.00%, 07/01/2028	2,000	2,232
Rev., 5.00%, 07/01/2031	400	459
Rev., 5.00%, 07/01/2033	1,155	1,314

		15,342

Maryland — 1.4%
City of Baltimore, Water Project, Series A, Rev., 5.00%, 07/01/2050	3,200	3,401
City of Brunswick, Brunswick Crossing Special Tax, Special Tax, 4.00%, 07/01/2029	500	483
County of Baltimore, Series 83, GO, 5.00%, 03/01/2024	50	51
County of Howard, Series D, GO, 5.00%, 02/15/2030	3,000	3,347
County of Montgomery, Series B, GO, 4.00%, 11/01/2028	1,500	1,612
County of Prince George’s, Series A, GO, 5.00%, 07/01/2029	1,250	1,431
County of Prince George’s, Behavioral Health Facility, COP, 5.00%, 10/01/2023	650	660
County of Prince George’s, Chesapeake Lighthouse Obligations, Series A, Rev., 6.50%, 08/01/2035 (e)	750	769
Maryland Community Development Administration,
Series B, Rev., 3.00%, 09/01/2051	155	150
Series D, Rev., 3.25%, 09/01/2050	2,545	2,498
Maryland Community Development Administration, Community Development Administration Social Bonds, Rev., GNMA/FNMA/FHLMC COLL, 4.95%, 09/01/2042	1,430	1,470
Maryland Community Development Administration, Residential, Series B, Rev., AMT, 4.50%, 09/01/2048	1,505	1,512
Maryland Community Development Administration, Social Bonds, Series C, Rev., 3.00%, 09/01/2051	2,511	2,419
Maryland Economic Development Corp., Green Bond, Purple Line, Rev., AMT, 5.25%, 06/30/2047	1,300	1,301
Maryland Economic Development Corp., Morgan State University Project,
Rev., 4.00%, 07/01/2040	665	604
Rev., 5.38%, 07/01/2038	1,250	1,330

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
Maryland Economic Development Corp., Port Covington Project,
Tax Allocation, 3.25%, 09/01/2030	1,405	1,260
Tax Allocation, 4.00%, 09/01/2040	2,280	1,933
Maryland Economic Development Corp., Transportation Facilities Project, Series A, Rev., 5.00%, 06/01/2035	1,000	1,042
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare,
Rev., 4.00%, 01/01/2038	2,020	1,735
Rev., 5.00%, 01/01/2025	470	481
Rev., 5.00%, 01/01/2036	4,580	4,508
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Rev., 4.00%, 07/01/2041	2,315	2,253
Maryland Health & Higher Educational Facilities Authority, Medstar Health Issue,
Series A, Rev., 5.00%, 05/15/2042	3,000	3,081
Series A, Rev., 5.00%, 05/15/2045	4,000	4,083
Series B, Rev., 5.00%, 08/15/2038	1,000	1,004
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Rev., 5.00%, 07/01/2028	1,300	1,336
Maryland Stadium Authority Built to Learn Revenue,
Rev., 4.00%, 06/01/2035	2,000	2,040
Rev., 4.00%, 06/01/2036	2,125	2,137
Series A, Rev., 5.00%, 06/01/2033	1,375	1,589
State of Maryland Department of Transportation, Rev., 3.00%, 10/01/2030	1,500	1,483
State of Maryland Department of Transportation, Baltimore Washington International,
Rev., AMT, 4.00%, 08/01/2037	865	813
Rev., AMT, 4.00%, 08/01/2038	965	903
Rev., AMT, 4.00%, 08/01/2039	1,160	1,083
State of Maryland, Group 1, Series A, GO, 5.00%, 08/01/2028	1,500	1,689
State of Maryland, Local Facilities Loan, Series A, GO, 5.00%, 08/01/2028	7,000	7,880
State of Maryland, State & Local Facilities Loan of 2022, GO, 5.00%, 06/01/2033	1,000	1,190
State of Maryland, State and Local Facilities Loan, Series A, GO, 5.00%, 06/01/2036	1,500	1,732
Tender Option Bond Trust Receipts/Certificates, Series 2018-XF0605, Rev., LIQ: Bank of America NA, 0.00%, 05/01/2047 (e) (z)	3,300	3,300
Washington Suburban Sanitary Commission,
Rev., CNTY GTD, 5.00%, 06/01/2029	3,000	3,428
Series A, Rev., CNTY GTD, BAN, VRDO, 3.65%, 01/06/2023 (z)	3,100	3,100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	173

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maryland — continued
Washington Suburban Sanitary Commission, Consolidated Public Improvement, Rev., CNTY GTD, 5.00%, 06/01/2029	1,500	1,683
Washington Suburban Sanitary Commission, Consolidated Public Improvement Bonds, Rev., CNTY GTD, 5.00%, 06/01/2033	3,000	3,348

		83,152

Massachusetts — 1.5%
Boston Water & Sewer Commission, Senior Bonds, Series B, Rev., 4.00%, 11/01/2039	1,570	1,588
Commonwealth of Massachusetts,
Rev., NATL, 5.50%, 01/01/2034	1,000	1,185
Series A, GO, 5.00%, 06/01/2044 (z)	1,500	1,512
Series B, GO, 5.00%, 11/01/2024	3,000	3,125
Series E, GO, 5.00%, 11/01/2047	5,000	5,439
Commonwealth of Massachusetts Transportation Fund Revenue, Rail Enhancement Project, Series B, Rev., 5.00%, 06/01/2025	375	396
Massachusetts Development Finance Agency,
Series A1, Rev., 5.00%, 07/01/2050 (z)	5,000	5,571
Series B, Rev., 0.25%, 07/01/2024 (z)	370	362
Massachusetts Development Finance Agency, Green Bond, Boston Medical Center, Rev., 5.00%, 07/01/2044	1,150	1,156
Massachusetts Development Finance Agency, Harvard University Issue, Series A, Rev., 5.00%, 10/15/2030	1,000	1,170
Massachusetts Development Finance Agency, Lahey Health System, Series F, Rev., 5.00%, 08/15/2045	10,000	10,102
Massachusetts Development Finance Agency, Milford Regional Medical Center, Rev., 5.00%, 07/15/2046 (e)	1,000	956
Massachusetts Development Finance Agency, Northeastern University Issue, Rev., 5.00%, 10/01/2044	2,000	2,208
Massachusetts Development Finance Agency, Partners Healthcare System, Rev., (SIFMA Municipal Swap Index + 0.60%), 4.26%, 07/01/2049 (e) (aa)	100	99
Massachusetts Development Finance Agency, Suffolk University Project, Rev., 4.00%, 07/01/2051	1,250	1,011
Massachusetts Educational Financing Authority,
Series B, Rev., AMT, 2.63%, 07/01/2036	1,010	956
Series B, Rev., AMT, 5.00%, 07/01/2023	250	252
Series B, Rev., AMT, 5.00%, 07/01/2024	615	627
Series I, Rev., AMT, 5.00%, 01/01/2025	3,000	3,082

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, Rev., AMT, 2.00%, 07/01/2037	180	149
Massachusetts Educational Financing Authority, Senior Issue M, Series B, Rev., AMT, 3.63%, 07/01/2038	1,030	943
Massachusetts Health & Educational Facilities Authority, Mass Institute Technology, Rev., 5.50%, 07/01/2032	2,000	2,486
Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Series J2, Rev., VRDO, 3.45%, 01/06/2023 (z)	4,015	4,015
Massachusetts Housing Finance Agency, Social Bond,
Series 220, Rev., GNMA/FNMA/FHLMC, 3.00%, 12/01/2050	3,395	3,301
Series 220, Rev., GNMA/FNMA/FHLMC, 5.00%, 12/01/2023	500	508
Massachusetts Housing Finance Agency, Social Bonds, Series 223, Rev., GNMA/FNMA/FHLMC, 3.00%, 06/01/2047	1,040	1,008
Massachusetts Housing Finance Agency, Sustainability Bond,
Series B2, Rev., 0.75%, 06/01/2025	115	107
Series D3, Rev., FHA HUD, 3.35%, 06/01/2027	650	648
Massachusetts Housing Finance Agency, Sustainability Bonds,
Series A2, Rev., HUD, 0.30%, 12/01/2023	105	102
Series A2, Rev., HUD, 0.40%, 06/01/2024	140	134
Massachusetts Port Authority,
Series A, Rev., 5.00%, 07/01/2037	1,000	1,124
Series E, Rev., AMT, 5.00%, 07/01/2031	1,495	1,648
Series E, Rev., AMT, 5.00%, 07/01/2032	2,000	2,196
Massachusetts Port Authority, Green Bonds,
Series A, Rev., AMT, 5.00%, 07/01/2031	925	1,020
Series A, Rev., AMT, 5.00%, 07/01/2038	2,580	2,742
Series A, Rev., AMT, 5.00%, 07/01/2040	3,500	3,682
Massachusetts School Building Authority, Sales Tax, Series A, Rev., 5.00%, 11/15/2027	1,105	1,177
Massachusetts School Building Authority, Subordinated, Series A, Rev., 5.00%, 02/15/2036 (p)	7,190	7,353
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Subordinated, Contract, Rev., 5.00%, 01/01/2039 (z)	3,725	3,725
Massachusetts Water Resources Authority, Green Bond, Series B, Rev., 5.00%, 08/01/2026	1,000	1,082

SEE NOTES TO FINANCIAL STATEMENTS.

174	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
University of Massachusetts Building Authority, Series 2021, Rev., 5.00%, 11/01/2026	5,000	5,431

		85,378

Michigan — 1.6%
City of Detroit Sewage Disposal System Revenue, Floating Rate Notes Refunding System Libor D, Rev., AGM, (ICE LIBOR USD 3 Month * 0.67 + 0.60%), 3.11%, 07/01/2032 (aa)	1,000	978
City of Detroit, Social Bonds,
Series A, GO, 4.00%, 04/01/2041	500	419
Series A, GO, 5.00%, 04/01/2039	115	112
Series A, GO, 5.00%, 04/01/2046	35	33
Series A, GO, 5.00%, 04/01/2050	30	28
Detroit Downtown Development Authority, Catalyst Development Project, Series A, Tax Allocation, AGM, 5.00%, 07/01/2048	2,000	2,004
Gerald R Ford International Airport Authority,
Rev., CNTY GTD, AMT, 5.00%, 01/01/2026	225	239
Rev., CNTY GTD, AMT, 5.00%, 01/01/2027	350	377
Rev., CNTY GTD, AMT, 5.00%, 01/01/2028	275	301
Rev., CNTY GTD, AMT, 5.00%, 01/01/2029	600	661
Rev., CNTY GTD, AMT, 5.00%, 01/01/2034	1,140	1,277
Rev., CNTY GTD, AMT, 5.00%, 01/01/2038	1,300	1,409
Rev., CNTY GTD, AMT, 5.00%, 01/01/2039	1,000	1,078
Rev., CNTY GTD, AMT, 5.00%, 01/01/2040	1,125	1,207
Great Lakes Water Authority Water Supply System Revenue, Taxable Senior Lien, Series C, Rev., 2.19%, 07/01/2027	3,000	2,664
Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C, Rev., 5.00%, 07/01/2032	75	79
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B, Rev., 5.00%, 07/01/2030	3,200	3,403
L’Anse Creuse Public Schools, GO, Q-SBLF, 5.00%, 05/01/2029 (p)	2,405	2,529
Michigan Finance Authority,
Rev., 5.00%, 11/15/2023	1,375	1,396
Rev., 5.00%, 11/15/2045	5,000	5,055
Michigan Finance Authority, Aquinas College Project,
Rev., 5.00%, 05/01/2036	300	268

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Rev., 5.00%, 05/01/2046	2,000	1,657
Michigan Finance Authority, Beaumont Spectrum,
Rev., 4.00%, 04/15/2042	2,500	2,328
Rev., 5.00%, 04/15/2030	3,000	3,405
Michigan Finance Authority, Che Trinity Health, Rev., 4.00%, 12/01/2040 (p)	95	103
Michigan Finance Authority, Henry Ford Health System, Series A, Rev., 5.00%, 11/15/2048	5,000	5,071
Michigan Finance Authority, Higher Educational Facilities Authority,
Rev., 5.00%, 09/01/2032	690	762
Rev., 5.00%, 09/01/2033	800	881
Rev., 5.00%, 09/01/2034	570	625
Rev., 5.00%, 09/01/2035	1,200	1,306
Michigan Finance Authority, Holland Community Hospital, Series A, Rev., 5.00%, 01/01/2040 (p)	1,980	1,980
Michigan Finance Authority, Multi Modal McLaren Health Care,
Rev., 4.00%, 02/15/2044	9,625	8,961
Rev., 4.00%, 02/15/2050	2,500	2,254
Michigan Finance Authority, Senior Lien Great Lakes, Rev., 5.00%, 07/01/2033	5,000	5,116
Michigan Finance Authority, Trinity Health Credit Group, Rev., 5.00%, 12/01/2036	1,000	1,091
Michigan State Building Authority,
Series I, Rev., 5.00%, 10/15/2027	2,500	2,751
Series I, Rev., 5.00%, 10/15/2029	1,750	1,986
Michigan State Building Authority, Multi Modal Facilities Program, Rev., VRDO, 3.72%, 01/06/2023 (z)	3,500	3,500
Michigan State Hospital Finance Authority, Hospital Trinity Health Credit, Series C, Rev., 5.00%, 12/01/2027	100	110
Michigan State Hospital Finance Authority, Refunding and Project Ascension Health Senior Credit Group, Rev., 4.00%, 11/15/2047 (z)	1,000	1,000
Michigan State Housing Development Authority,
Series A, Rev., 0.55%, 04/01/2025	375	352
Series C, Rev., 3.00%, 06/01/2051	2,415	2,347
Michigan State Housing Development Authority, Carpenter Place Apartments, Rev., HUD, 1.25%, 12/01/2024 (z)	495	485
Michigan State Housing Development Authority, Social Bond,
Series A, Rev., 3.00%, 06/01/2052	3,285	3,179
Series A, Rev., 5.00%, 06/01/2053	2,435	2,538
Michigan State Housing Development Authority, Social Bonds, Series D, Rev., 5.50%, 06/01/2053	350	374

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	175

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Michigan State University,
Series A, Rev., 5.00%, 08/15/2029	2,000	2,270
Series A, Rev., 5.00%, 08/15/2038	250	252
Series C, Rev., 4.00%, 02/15/2039	2,000	2,003
Michigan Strategic Fund, Consumers Energy Co. Project, Rev., AMT, 0.88%, 04/01/2035 (z)	1,620	1,481
Michigan Strategic Fund, Detroit Edison Co. Exempt, Rev., 1.35%, 08/01/2029	3,450	2,944
Michigan Strategic Fund, Detroit Edison Company, Rev., 1.45%, 09/01/2030	810	677
Michigan Strategic Fund, Green Bond Recycling, Rev., AMT, 4.00%, 10/01/2061 (z)	1,685	1,626
State of Michigan, Environmental Program Bonds, Series A, GO, 5.00%, 05/15/2030	400	463
Wayne County Airport Authority, Series F, Rev., AMT, 5.00%, 12/01/2034	1,470	1,512
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Series B, Rev., BAM, 5.00%, 12/01/2039	3,000	3,033

		95,940

Minnesota — 0.9%
County of Hennepin, Series C, GO, 5.00%, 12/15/2032	1,500	1,720
Dakota County Community Development Agency, Aster House Apartments Project, Rev., 0.35%, 06/01/2024 (z)	2,415	2,374
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Series A, Rev., 5.00%, 11/15/2047	9,000	9,165
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hope Community Academy Project, Series A, Rev., 5.00%, 12/01/2043	1,000	864
Minneapolis St. Paul Metropolitan Airports Commission, Subordinate,
Series B, Rev., AMT, 5.00%, 01/01/2034	1,345	1,461
Series B, Rev., AMT, 5.25%, 01/01/2047	1,845	1,915
Minnesota Housing Finance Agency,
Series B, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	765	743
Series C, Rev., 5.00%, 08/01/2032	2,365	2,712
Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 01/01/2052	885	858
Series G, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2051	3,345	3,258
Series I, Rev., GNMA/FNMA/FHLMC, 2.80%, 12/01/2047	341	323
Series I, Rev., 3.00%, 01/01/2051	1,780	1,732

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
Minnesota Housing Finance Agency, Social Bond, Series H, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	95	92
Minnesota Housing Finance Agency, Social Bonds,
Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	1,140	1,098
Series F, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	250	242
Minnesota Housing Finance Agency, State Appropriation Bond Housing, Rev., 5.00%, 08/01/2029	1,245	1,408
Minnesota Municipal Gas Agency, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 12/01/2052 (z)	4,370	4,383
Minnesota Office of Higher Education, Supplemental Student Loan, Rev., AMT, 4.00%, 11/01/2037	945	937
Shakopee Independent School District No. 720, Series D, GO, 5.00%, 02/01/2024	3,685	3,764
St. Paul Port Authority, Solid Gerdau St. Paul Steel Mill Project, Rev., AMT, 4.50%, 10/01/2037 (e)	4,500	4,178
State of Minnesota,
Series A, GO, 4.00%, 09/01/2037	690	724
Series A, GO, 5.00%, 08/01/2026	250	271
Series A, GO, 5.00%, 10/01/2029	45	50
Series A, GO, 5.00%, 10/01/2032	1,000	1,106
Series A, GO, 5.00%, 08/01/2033	2,000	2,146
Series A, GO, 5.00%, 08/01/2034	2,000	2,227
Series E, GO, 3.00%, 08/01/2026	710	713

		50,464

Mississippi — 0.1%
Mississippi Business Finance Corp., Chevron USA, Inc., Rev., VRDO, 3.60%, 01/06/2023 (z)	4,000	4,000
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Rev., 2.38%, 06/01/2044	175	115
Mississippi Development Bank, Hinds County School District Project, Rev., 5.00%, 03/01/2048	1,360	1,417
Mississippi Home Corp., J&A Development Portfolio Project, Series 1, Rev., 0.30%, 02/01/2024 (z)	40	40
Mississippi Home Corp., Social Bond, Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.00%, 12/01/2052	185	193
Mississippi Home Corp., Southwest Village Apartments Project, Rev., HUD, 2.00%, 02/01/2025 (z)	2,970	2,926

SEE NOTES TO FINANCIAL STATEMENTS.

176	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Mississippi — continued
Mississippi Hospital Equipment & Facilities Authority, Baptist Memorial Health Care, Rev., 5.00%, 09/01/2044 (z)	250	259

		8,950

Missouri — 0.9%
Cape Girardeau County Industrial Development Authority, SoutheastHealth, Rev., 4.00%, 03/01/2041	870	754
City of St. Charles, Series B, COP, 4.00%, 02/01/2029	515	543
Curators of the University of Missouri (The),
Series A, Rev., 4.00%, 11/01/2034	2,500	2,521
Series A, Rev., 4.00%, 11/01/2035	1,000	1,005
Health & Educational Facilities Authority of the State of Missouri, Series C, Rev., 5.00%, 05/01/2052 (z)	2,695	2,945
Health & Educational Facilities Authority of the State of Missouri, BJC Health System, Series B, Rev., 4.00%, 05/01/2051 (z)	1,500	1,546
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Rev., 5.00%, 11/01/2035	3,400	3,121
Health & Educational Facilities Authority of the State of Missouri, Luke’s Health System, Rev., 4.00%, 11/15/2038	2,000	1,959
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Service Projects, Series A, Rev., 5.00%, 02/01/2029	1,410	1,423
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services, Rev., 4.00%, 02/01/2034	500	446
Kansas City Industrial Development Authority, Rev., AMT, 5.00%, 03/01/2032	900	963
Kansas City Industrial Development Authority, Kansas City International Airport,
Rev., AMT, 4.00%, 03/01/2036	1,250	1,197
Rev., AMT, 4.00%, 03/01/2040	2,500	2,310
Rev., AMT, 5.00%, 03/01/2029	3,050	3,248
Rev., AMT, 5.00%, 03/01/2038	2,480	2,562
Kansas City Industrial Development Authority, Kansas City International Airport, Rev., AMT, 5.00%, 03/01/2044	5,000	5,083
Metropolitan St. Louis Sewer District, & Improvement, Series A, Rev., 5.00%, 05/01/2030	5,000	5,482
Missouri Development Finance Board, Procter & Gamble Paper Products, Rev., AMT, 5.20%, 03/15/2029	370	412

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — continued
Missouri Housing Development Commission, First Place Homeownership Loan,
Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 05/01/2052	500	484
Rev., GNMA/FNMA/FHLMC, 3.00%, 05/01/2052	3,170	3,069
Rev., GNMA/FNMA/FHLMC, 3.25%, 11/01/2052	440	429
Series D, Rev., GNMA/FNMA/FHLMC, 3.25%, 05/01/2051	10	10
Missouri State Environmental Improvement & Energy Resources Authority, Union Electric Company Project, Series AR, Rev., 2.90%, 09/01/2033	2,000	1,867
Orchard Farm R-V School District,
COP, 4.00%, 04/01/2027 (p)	400	420
COP, 4.00%, 04/01/2028 (p)	410	435
Plaza at Noah’s Ark Community Improvement District, Rev., 3.00%, 05/01/2030	575	506
St. Charles County Industrial Development Authority, Hidden Valley Estates, Rev., HUD, 0.27%, 08/01/2025 (z)	1,290	1,251
St. Louis Municipal Finance Corp., Convention Center Expansion, Rev., AGM, 5.00%, 10/01/2045	3,215	3,317
State of Missouri, Health & Educational Facilities, Saint Luke’s Health System, Inc., Rev., 5.00%, 11/15/2023	290	295

		49,603

Montana — 0.1%
Montana Board of Housing,
Rev., 3.00%, 12/01/2050	3,125	3,041
Series A, Rev., 3.00%, 06/01/2052	360	347
Series B2, Rev., AMT, 3.50%, 12/01/2042	345	341
Series B, Rev., 3.00%, 12/01/2051	1,230	1,192
Montana Facility Finance Authority, Rev., 5.00%, 02/15/2033	1,000	1,040
Montana State Board of Regents,
Series G, Rev., 5.00%, 11/15/2031	250	291
Series G, Rev., 5.00%, 11/15/2032	630	728

		6,980

Nebraska — 0.5%
Central Plains Energy Project,
Rev., LIQ: Royal Bank of Canada, 4.00%, 12/01/2049 (z)	4,000	3,990
Series 1, Rev., 5.00%, 05/01/2053 (z)	3,915	4,024
County of Douglas, Creighton University Project, Rev., (SIFMA Municipal Swap Index + 0.53%), 4.19%, 07/01/2035 (aa)	2,230	2,195

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	177

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — continued
County of Washington, Cargill, Inc. Project, Rev., AMT, 0.90%, 09/01/2030 (z)	350	331
Douglas County Hospital Authority No. 2, Health Facilities Children’s Hospital, Rev., 5.00%, 11/15/2047	3,000	3,051
Douglas County Hospital Authority No. 2, Madonna Rehabilitation Hospital, Rev., 4.00%, 05/15/2033	2,100	2,069
Douglas County, Hospital Authority No. 2, Children’s Hospital Obligated Group, Rev., 5.00%, 11/15/2053 (z)	2,190	2,297
Nebraska Educational Health Cultural & Social Services Finance Authority, Immanuel Obligated Group, Rev., 4.00%, 01/01/2037	1,000	1,000
Nebraska Public Power District, Series A, Rev., 0.60%, 01/01/2051 (z)	9,000	8,875

		27,832

Nevada — 1.0%
City of Carson City, Carson Tahoe Regional Medical Center, Rev., 5.00%, 09/01/2047	1,000	1,014
City of Las Vegas Special Improvement District No. 612 Skye Hills, Special Assessment, 3.50%, 06/01/2035	210	170
City of North Las Vegas, GO, BAM, 5.00%, 06/01/2027	2,000	2,180
Clark County School District,
Series B, GO, 5.00%, 06/15/2030	1,445	1,644
Series C, GO, 5.00%, 06/15/2026	1,250	1,340
Clark County School District, Building,
Series A, GO, 5.00%, 06/15/2029	500	553
Series B, GO, AGM-CR, 5.00%, 06/15/2033	3,000	3,313
County of Clark Department of Aviation, Airport Systems, Subordinate, Rev., 5.00%, 07/01/2033	1,010	1,158
County of Clark Department of Aviation, Jet Aviation Fuel Tax, Rev., AMT, 5.00%, 07/01/2025	1,625	1,686
County of Clark Department of Aviation, Subordinate, Series B, Rev., AMT, 5.00%, 07/01/2027	6,000	6,369
County of Clark Department of Aviation, System Senior, Series A, Rev., 5.00%, 07/01/2040	2,000	2,053
County of Clark Passenger Facility Charge Revenue, McCarran International,
Rev., 5.00%, 07/01/2029	5,000	5,633
Rev., 5.00%, 07/01/2031	1,950	2,194
Rev., 5.00%, 07/01/2032	2,385	2,666
County of Clark, Detention Center, GO, 4.00%, 06/01/2034	3,335	3,438

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Nevada — continued
County of Clark, Passenger Facility Charge Revenue, Las Vegas McCarran International Airport, Rev., 5.00%, 07/01/2030	1,425	1,609
County of Clark, Southern CA Edison Company, Rev., 2.10%, 06/01/2031	1,000	806
Las Vegas Convention & Visitors Authority,
Series B, Rev., 5.00%, 07/01/2029	1,345	1,497
Series B, Rev., 5.00%, 07/01/2034	1,275	1,443
Series B, Rev., 5.00%, 07/01/2043	5,150	5,363
Las Vegas Valley Water District,
Series A, GO, 5.00%, 06/01/2026	1,500	1,616
Series C, GO, 5.00%, 06/01/2032	1,560	1,844
Las Vegas Valley Water District, Water Improvement, Series A, GO, 5.00%, 06/01/2046	5,000	5,190
Las Vegas Valley, Water District, Series B, GO, 5.00%, 12/01/2023	70	71
State of Nevada Department of Business & Industry, Brightline West Passenger Rail Project, Rev., AMT, 0.85%, 01/01/2050 (e) (z)	4,500	4,491

		59,341

New Hampshire — 0.2%
New Hampshire Business Finance Authority,
Series 1A, Rev., 4.13%, 01/20/2034	958	929
Series 2022-1, Rev., 4.38%, 09/20/2036	660	637
New Hampshire Business Finance Authority, Caritas Oregon Project, Series A, Rev., 4.13%, 08/15/2040 (e)	2,000	1,672
New Hampshire Business Finance Authority, Saint Luke’s University Health, Rev., 4.00%, 08/15/2036	720	716
New Hampshire Business Finance Authority, Springpoint Senior Living,
Rev., 4.00%, 01/01/2026	270	266
Rev., 4.00%, 01/01/2027	250	244
Rev., 4.00%, 01/01/2028	290	280
Rev., 4.00%, 01/01/2029	300	287
Rev., 4.00%, 01/01/2030	280	264
Rev., 4.00%, 01/01/2031	290	270
New Hampshire Business Finance Authority, Taxable Virginia Birmingham Care Center, Rev., 3.78%, 01/01/2036	2,000	1,508
New Hampshire Business Finance Authority, Waste Management, Inc. Project, Rev., AMT, (SIFMA Municipal Swap Index + 0.38%), 4.04%, 10/01/2033 (aa)	4,170	4,044

		11,117

New Jersey — 3.4%
Camden County Improvement Authority, Social Bonds, KIPP Cooper Norcross Academy,
Rev., 6.00%, 06/15/2042	530	565

SEE NOTES TO FINANCIAL STATEMENTS.

178	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Rev., 6.00%, 06/15/2047	1,000	1,051
City of Newark,
Series A, GO, AGM, 5.00%, 10/01/2027	100	109
Series A, GO, AGM, 5.00%, 10/01/2028	750	830
Garden State Preservation Trust, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 11/01/2026	1,000	885
Gloucester County Improvement Authority, The Rowan University Fossil Park,
Rev., BAM, 4.00%, 07/01/2046	725	693
Rev., BAM, 4.00%, 07/01/2051	1,000	937
Hudson County Improvement Authority, Hudson County Courthouse Project, Rev., 5.00%, 10/01/2028	150	168
New Brunswick Parking Authority, City Guaranteed Parking, Series A, Rev., BAM, 5.00%, 09/01/2026	1,000	1,074
New Jersey Economic Development Authority,
Series A, Rev., 5.00%, 11/01/2027	2,500	2,688
Series AAA, Rev., 5.00%, 06/15/2036	1,000	1,034
Series AAA, Rev., 5.00%, 06/15/2041	500	508
Series AAA, Rev., 5.50%, 06/15/2028	5,000	5,390
Series AAA, Rev., 5.50%, 06/15/2032 (p)	2,000	2,224
Series B, Rev., 5.00%, 11/01/2023	75	76
Series DDD, Rev., 5.00%, 06/15/2033	1,500	1,580
New Jersey Economic Development Authority, American Water Company,
Series B, Rev., AMT, 1.20%, 11/01/2034 (z)	1,265	1,253
Series C, Rev., AMT, 1.15%, 06/01/2023	135	133
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Rev., AMT, 5.13%, 09/15/2023	710	712
New Jersey Economic Development Authority, Higher Education Capital Improvement Fund, Series A, Rev., 5.00%, 09/01/2025	245	252
New Jersey Economic Development Authority, New Jersey American Water Company, Inc.,
Rev., AMT, 1.10%, 11/01/2029 (z)	2,610	2,288
Series E, Rev., AMT, 0.85%, 12/01/2025	2,205	2,025
New Jersey Economic Development Authority, Port Newark Container, Rev., AMT, 5.00%, 10/01/2037	1,000	1,004
New Jersey Economic Development Authority, Portal North Bridge NJ Transit,
Rev., 5.00%, 11/01/2038	5,345	5,638
Rev., 5.00%, 11/01/2052	6,190	6,260
Rev., 5.25%, 11/01/2041	6,000	6,387

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Economic Development Authority, School Facilities Construction,
Rev., 5.00%, 03/01/2031 (p)	1,190	1,193
Series EEE, Rev., 5.00%, 06/15/2032	1,500	1,613
Series GGG, Rev., 5.25%, 09/01/2026 (e)	8,000	8,538
New Jersey Economic Development Authority, School Facilities Construction SIFMA, Series I, Rev., (SIFMA Municipal Swap Index + 1.60%), 5.26%, 03/01/2028 (aa)	10,000	9,998
New Jersey Economic Development Authority, Self Designated Social Bonds,
Series QQQ, Rev., 4.00%, 06/15/2034	500	501
Series QQQ, Rev., 4.00%, 06/15/2035	500	494
Series QQQ, Rev., 5.00%, 06/15/2026	555	587
Series QQQ, Rev., 5.00%, 06/15/2027	410	439
Series QQQ, Rev., 5.00%, 06/15/2028	400	432
New Jersey Economic Development Authority, State House Project,
Series B, Rev., 5.00%, 06/15/2027	10,690	11,436
Series B, Rev., 5.00%, 06/15/2028	8,635	9,328
New Jersey Educational Facilities Authority, Montclair State University, Series D, Rev., 5.00%, 07/01/2028	2,000	2,078
New Jersey Educational Facilities Authority, Princeton University,
Series B, Rev., 5.00%, 07/01/2024	1,000	1,034
Series I, Rev., 5.00%, 07/01/2036	1,015	1,103
New Jersey Educational Facilities Authority, Ramapo College of New Jersey, Series A, Rev., AGM, 5.00%, 07/01/2035	200	224
New Jersey Health Care Facilities Financing Authority, AtlantiCare Health System Obligated, Rev., 5.00%, 07/01/2032	2,070	2,336
New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group, Rev., 5.00%, 07/01/2037	1,600	1,654
New Jersey Higher Education Student Assistance Authority,
Series B, Rev., AMT, 5.00%, 12/01/2024	570	586
Series B, Rev., AMT, 5.00%, 12/01/2027	1,340	1,428
Series B, Rev., AMT, 5.00%, 12/01/2028	1,480	1,592
Series B, Rev., AMT, 5.00%, 12/01/2029	1,440	1,565
New Jersey Higher Education Student Assistance Authority, Senior,
Series A, Rev., AMT, 3.50%, 12/01/2039	125	121
Series B, Rev., AMT, 4.00%, 12/01/2041	250	246
New Jersey Higher Education Student Assistance Authority, Senior Bonds, Series B, Rev., AMT, 5.00%, 12/01/2024	300	308
New Jersey Higher Education Student Assistance Authority, Senior Student Loan, Rev., AMT, 5.00%, 12/01/2023	215	218

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	179

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
New Jersey Higher Education Student Assistance Authority, Subordinated, Series C, Rev., AMT, 4.00%, 12/01/2048	1,195	1,055
New Jersey Housing & Mortgage Finance Agency, Series E, Rev., 3.50%, 04/01/2051	2,550	2,516
New Jersey Housing & Mortgage Finance Agency, Browns Woods Apartments Project, Rev., HUD, 1.25%, 12/01/2024 (z)	850	833
New Jersey Housing & Mortgage Finance Agency, Social Bond, Rev., 5.00%, 10/01/2053	200	209
New Jersey Housing & Mortgage Finance Agency, Social Bonds, Series H, Rev., 3.00%, 10/01/2052	825	791
New Jersey Transportation Trust Fund Authority,
Series A, Rev., 4.00%, 06/15/2035	2,000	1,975
Series A, Rev., 5.00%, 12/15/2028	300	326
Series A, Rev., 5.00%, 06/15/2029	1,550	1,694
Series A, Rev., 5.00%, 06/15/2030	3,000	3,306
Series AA, Rev., 4.00%, 06/15/2040	3,750	3,425
Series AA, Rev., 4.00%, 06/15/2050	500	421
Series AA, Rev., 5.00%, 06/15/2029	1,000	1,093
Series AA, Rev., 5.00%, 06/15/2035	3,000	3,244
Series AA, Rev., 5.00%, 06/15/2045	660	673
Series BB, Rev., 5.00%, 06/15/2032	2,000	2,150
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Series A, Rev., BAM, Zero Coupon, 12/15/2038	1,000	485
New Jersey Transportation Trust Fund Authority, Program B,
Rev., 5.00%, 06/15/2037	2,000	2,127
Rev., 5.25%, 06/15/2046	14,455	15,222
New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.00%, 06/15/2036	1,305	1,310
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Rev., 5.00%, 06/15/2035	500	539
New Jersey Transportation Trust Fund Authority, Transportation System Bond,
Rev., 4.00%, 12/15/2039	2,000	1,847
Rev., 5.00%, 12/15/2028	1,000	1,087
Rev., 5.00%, 12/15/2031	1,560	1,700
New Jersey Turnpike Authority,
Series A, Rev., 4.00%, 01/01/2042	1,000	978
Series B, Rev., 4.50%, 01/01/2048	1,750	1,773
Series D, Rev., 5.00%, 01/01/2028	2,400	2,580
Series E, Rev., 5.00%, 01/01/2027	1,000	1,084
Series E, Rev., 5.00%, 01/01/2032	7,000	7,292
Newark Board of Education, Sustainability Bonds,
GO, BAM, 4.00%, 07/15/2034	400	410

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
GO, BAM, 4.00%, 07/15/2035	410	413
GO, BAM, 4.00%, 07/15/2036	425	422
GO, BAM, 4.00%, 07/15/2037	430	422
North Hudson Sewerage Authority, Senior Lien Lease Certificates,
Rev., AGM, 5.00%, 06/01/2039	1,100	1,255
Rev., AGM, 5.00%, 06/01/2040	1,100	1,245
Rev., AGM, 5.00%, 06/01/2041	1,000	1,133
Rev., AGM, 5.00%, 06/01/2042	1,000	1,137
Rutgers The State University of New Jersey, Series L, Rev., 5.00%, 05/01/2043 (p)	1,805	1,817
South Jersey Port Corp., Marine Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2025	500	512
Series B, Rev., AMT, 5.00%, 01/01/2026	1,015	1,048
South Jersey Port Corp., Marine Terminal, Subordinated, Series B, Rev., AMT, 5.00%, 01/01/2037	1,000	1,016
South Jersey Transportation Authority,
Series A, Rev., AGM, 5.00%, 11/01/2030	500	537
Series A, Rev., AGM, 5.00%, 11/01/2033	1,215	1,296
Series A, Rev., BAM, 5.00%, 11/01/2041	2,925	3,030
South Jersey Transportation Authority, Transportation System, Rev., BAM, 5.25%, 11/01/2052	3,100	3,239
State of New Jersey, Covid-19 Emergency Bonds, General Obligations,
Series A, GO, 4.00%, 06/01/2030	2,000	2,124
Series A, GO, 5.00%, 06/01/2028	4,245	4,719
Tender Option Bond Trust Receipts/Certificates, Floaters, Series 2016-XM0226, Rev., BHAC-CR, NATL-RE, LIQ: Bank of America NA, 0.00%, 09/11/2025 (e) (z)	4,720	4,720

		197,046

New Mexico — 0.4%
Albuquerque Municipal School District No. 12, Series A, GO, 5.00%, 08/01/2024	250	258
City of Farmington, Four Corners Project, Rev., 1.80%, 04/01/2029	3,000	2,511
City of Farmington, Pollution Control Revenue, Public Service Company, New Mexico Sanitary, Series E, Rev., 1.15%, 06/01/2040 (z)	1,000	963
City of Farmington, San Juan And Four Corners,
Rev., 2.15%, 04/01/2033	4,890	3,980
New Mexico Educational Assistance Foundation, Series 1A, Rev., AMT, 2.05%, 09/01/2051	1,000	875

SEE NOTES TO FINANCIAL STATEMENTS.

180	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Mexico — continued
New Mexico Finance Authority, Subordinated Lien, Public Project Revolving Fund, Rev., 5.00%, 06/15/2024	1,000	1,032
New Mexico Hospital Equipment Loan Council,
Rev., 5.00%, 06/01/2030	1,050	1,137
Rev., 5.00%, 06/01/2032	1,000	1,066
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Rev., 4.00%, 08/01/2037	500	501
New Mexico Mortgage Finance Authority, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	1,295	1,255
New Mexico Mortgage Finance Authority, Single Family Mortgage Program,
Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	2,190	2,119
Series C, Rev., GNMA/FNMA/FHLMC, 4.00%, 01/01/2049	195	195
New Mexico Municipal Energy Acquisition Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 11/01/2039 (z)	3,500	3,587
Santa Fe Public School District, GO, 5.00%, 08/01/2029	1,375	1,532
Winrock Town Center Tax Increment Development District No. 1, Senior Lien, Tax Allocation, 4.25%, 05/01/2040 (e)	1,750	1,426

		22,437

New York — 12.0%
Albany County, Airport Authority, Series B, Rev., AMT, 5.00%, 12/15/2023	1,225	1,241
Broome County, Local Development Corp., United Health Services Hospital,
Rev., AGM, 4.00%, 04/01/2039	2,750	2,614
Rev., AGM, 5.00%, 04/01/2026	500	527
Build NYC Resource Corp., Rev., 5.00%, 07/01/2026	325	338
Build NYC Resource Corp., Academic Leadership Charter School,
Rev., 4.00%, 06/15/2023	100	100
Rev., 4.00%, 06/15/2024	70	70
Build NYC Resource Corp., Family Life Academy Charter, Series A1, Rev., 5.25%, 06/01/2040 (e)	1,220	970
Build NYC Resource Corp., Friends of Hellenic Classical, Series A, Rev., 4.00%, 12/01/2031 (e)	700	615
Build NYC Resource Corp., Grand Concourse Academy Charter School,
Rev., 5.00%, 07/01/2042	555	560
Rev., 5.00%, 07/01/2052	700	691
City of Long Beach,
Series A, GO, 5.00%, 09/01/2025	1,990	2,063

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series A, GO, 5.00%, 09/01/2027	1,500	1,578
City of New York,
Series 1I, GO, 5.00%, 03/01/2026	360	369
Series A1, GO, 4.00%, 08/01/2034	3,000	3,090
Series A1, GO, 4.00%, 08/01/2036	1,000	1,007
Series A1, GO, 5.00%, 08/01/2029	2,900	3,290
Series A1, GO, 5.00%, 09/01/2034	2,000	2,306
Series A1, GO, 5.00%, 08/01/2041	3,000	3,173
Series A1, GO, 5.25%, 09/01/2042	8,715	9,690
Series B1, GO, 5.00%, 08/01/2031	1,000	1,167
Series B1, GO, 5.00%, 10/01/2031	500	584
Series B1, GO, 5.00%, 08/01/2035	90	102
Series B1, GO, 5.00%, 12/01/2037	1,760	1,862
Series C1, GO, 5.00%, 08/01/2031	500	575
Series C4, GO, AGC, 3.95%, 10/01/2027 (z)	2,000	2,000
Series C, GO, 5.00%, 08/01/2027	330	362
Series D1, GO, 5.00%, 12/01/2024	150	157
Series D1, GO, 5.00%, 12/01/2031	1,380	1,546
Series D1, GO, 5.00%, 12/01/2036	11,955	12,940
Series D1, GO, 5.00%, 12/01/2044	2,560	2,705
Series E, GO, 5.00%, 08/01/2028	1,625	1,814
Series E, GO, 5.00%, 08/01/2033	2,000	2,230
Series F1, GO, 5.00%, 03/01/2037 (p)	745	747
Series F1, GO, 5.00%, 04/01/2039	5,000	5,301
Series F1, GO, 5.00%, 03/01/2043	1,000	1,061
Series J3, GO, AGM, 3.95%, 06/01/2036 (z)	2,000	2,000
Series J, GO, 5.00%, 08/01/2025	1,320	1,335
City of New York, Fiscal 2001,
Series 2, GO, VRDO, 3.97%, 01/02/2023 (z)	120	120
Series 3, GO, VRDO, 3.86%, 01/06/2023 (z)	90	90
City of New York, Fiscal 2008, Series J10, GO, 5.00%, 08/01/2026	505	546
City of New York, Fiscal 2015, Series F4, GO, 5.00%, 06/01/2044 (z)	125	130
City of New York, Fiscal 2020, Series B1, GO, 5.00%, 10/01/2038	5,000	5,372
City of New York, Fiscal 2021,
Series C, GO, 4.00%, 08/01/2037	450	448
Series C, GO, 5.00%, 08/01/2033	2,000	2,274
Series C, GO, 5.00%, 08/01/2035	4,740	5,268
City of New York, Fiscal 2022,
GO, 5.25%, 05/01/2039	200	225
GO, 5.25%, 05/01/2041	2,000	2,222
GO, 5.50%, 05/01/2044	1,000	1,122
City of New York, Unrefunded, Series F1, GO, 5.00%, 03/01/2037	5	5
City of Yonkers,
Series F, GO, BAM, 5.00%, 11/15/2038	500	548
Series F, GO, BAM, 5.00%, 11/15/2039	1,000	1,089

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	181

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
County of Dutchess, Local Development Corp., Marist College Project, Series A, Rev., 5.00%, 07/01/2045	485	495
County of Nassau,
Series B, GO, BAM, 5.00%, 10/01/2027	1,450	1,561
Series C, GO, 5.00%, 10/01/2025	1,005	1,067
Dutchess County, Local Development Corp., Health Quest System, Inc. Project, Series B, Rev., 5.00%, 07/01/2046	1,250	1,251
Hempstead Town Local Development Corp., Evergreen Charter School Project, Series A, Rev., 5.25%, 06/15/2042	4,000	3,933
Hudson Yards Infrastructure Corp.,
Series A, Rev., AGM, 4.00%, 02/15/2047	9,335	8,540
Series A, Rev., 5.00%, 02/15/2026	1,050	1,123
Series A, Rev., 5.00%, 02/15/2045	2,210	2,308
Long Island Power Authority,
Rev., 5.00%, 09/01/2042	2,070	2,184
Series A, Rev., 5.00%, 09/01/2037	1,250	1,378
Series B, Rev., 1.50%, 09/01/2051 (z)	5,700	5,296
Long Island Power Authority, Notes, Rev., 1.00%, 09/01/2025	2,680	2,440
Metropolitan Transportation Authority,
Rev., AGM, (United States SOFR * 0.67 + 0.55%), 3.43%, 11/01/2032 (aa)	1,770	1,750
Rev., AGM, (United States SOFR * 0.67 + 0.80%), 3.68%, 11/01/2032 (aa)	430	415
Series A, Rev., 5.25%, 11/15/2030	3,025	3,284
Series A, Rev., 5.25%, 11/15/2034	8,000	8,635
Series B4, Rev., 5.00%, 11/15/2023	2,000	2,035
Series B, Rev., 5.00%, 11/15/2024	340	349
Series B, Rev., 5.00%, 11/15/2025	540	560
Series C1, Rev., 5.00%, 11/15/2056	3,100	2,952
Series D, Rev., 5.00%, 11/15/2027	1,200	1,247
Series D, Rev., 5.00%, 11/15/2038	600	601
Metropolitan Transportation Authority, Build America Bonds, Rev., 6.67%, 11/15/2039	2,500	2,582
Metropolitan Transportation Authority, Green Bond,
Series A1, Rev., BAN, 5.00%, 02/01/2023	400	400
Series A2, Rev., 5.00%, 11/15/2027	1,085	1,127
Series B, Rev., 5.00%, 11/15/2023	100	101
Series C2, Rev., Zero Coupon, 11/15/2032	500	328
Series C, Rev., 5.00%, 11/15/2040	2,465	2,432
Series D, Rev., 5.00%, 11/15/2034 (z)	5,000	5,124
Series E, Rev., 4.00%, 11/15/2045	60	51
Series E, Rev., 5.00%, 11/15/2029	250	261
Metropolitan Transportation Authority, Green Bonds,
Series A2, Rev., 5.00%, 11/15/2025	1,000	1,037

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series B1, Rev., 5.00%, 11/15/2046	2,000	2,070
Series D1, Rev., 5.00%, 11/15/2043	2,000	1,945
Series D3, Rev., 4.00%, 11/15/2049	1,000	818
Metropolitan Transportation Authority, Green Bonds, Subordinated, Series B1, Rev., 5.00%, 11/15/2036	10,000	10,558
Metropolitan Transportation Authority, Transportation,
Series A1, Rev., 5.00%, 11/15/2044	4,500	4,356
Series A1, Rev., 5.25%, 11/15/2039	1,000	1,004
Series B, Rev., 5.25%, 11/15/2037	4,795	4,840
Series C1, Rev., 5.00%, 11/15/2026	305	313
Metropolitan Transportation Authority, Transportation Green Bonds, Series B, Rev., 5.00%, 11/15/2026	1,720	1,797
Monroe County Industrial Development Corp., Rochester Regional Health Project,
Rev., 5.00%, 12/01/2027	1,000	1,057
Rev., 5.00%, 12/01/2028	1,700	1,809
Rev., 5.00%, 12/01/2029	1,900	2,033
New York City Health and Hospitals Corp.,
Series A, Rev., 5.00%, 02/15/2024	270	276
Series A, Rev., 5.00%, 02/15/2026	6,055	6,472
Series A, Rev., 5.00%, 02/15/2027	5,360	5,840
Series A, Rev., 5.00%, 02/15/2028	3,760	4,172
Series A, Rev., 5.00%, 02/15/2029	2,485	2,799
New York City Housing Development Corp., Sustainability Bonds,
Rev., FHA, 0.70%, 11/01/2060 (z)	2,500	2,326
Series C2, Rev., 0.70%, 11/01/2060 (z)	1,790	1,658
New York City Housing Development Corp., Sustainable Development Bonds, Series D2, Rev., FHA, 0.70%, 05/01/2060 (z)	1,000	937
New York City Industrial Development Agency, Queens Baseball Stadium Project,
Rev., AGM, 3.00%, 01/01/2040	250	202
Series A, Rev., AGM, 4.00%, 01/01/2032	1,000	1,046
Series A, Rev., AGM, 5.00%, 01/01/2025	250	260
Series A, Rev., AGM, 5.00%, 01/01/2027	625	671
Series A, Rev., AGM, 5.00%, 01/01/2029	1,000	1,103
Series A, Rev., AGM, 5.00%, 01/01/2030	1,500	1,675
New York City Industrial Development Agency, Yankee Stadium Project Pilot,
Rev., AGM, 4.00%, 03/01/2045	8,825	8,213
Rev., AGM, 5.00%, 03/01/2028	1,250	1,364
Rev., AGM, 5.00%, 03/01/2029	1,500	1,657
Rev., AGM, 5.00%, 03/01/2030	3,900	4,350
New York City Municipal Water Finance Authority, Series CC1, Rev., 4.00%, 06/15/2052	5,000	4,591

SEE NOTES TO FINANCIAL STATEMENTS.

182	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Municipal Water Finance Authority, Second General Resolution, Rev., VRDO, 3.48%, 01/02/2023 (z)	8,000	8,000
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2015, Subordinate, Series S, Rev., 5.00%, 07/15/2040	17,800	18,352
New York City Transitional Finance Authority Building Aid Revenue, Fiscal Year 2015, Series S1, Rev., 5.00%, 07/15/2035	585	603
New York City Transitional Finance Authority Building Aid Revenue, Subordinate,
Series S1, Rev., 4.00%, 07/15/2034	1,000	1,030
Series S1, Rev., 5.00%, 07/15/2031	1,590	1,874
Series S1, Rev., 5.00%, 07/15/2043	1,505	1,561
New York City Transitional Finance Authority Future Tax Secured, Rev., 5.00%, 08/01/2029	3,000	3,423
New York City Transitional Finance Authority Future Tax Secured Revenue,
Rev., 5.00%, 11/01/2028	600	676
Series A1, Rev., 4.00%, 11/01/2038	5,000	4,880
Series E1, Rev., 3.00%, 02/01/2028	730	736
Series E1, Rev., 5.00%, 02/01/2023	135	135
Series F1, Rev., 5.00%, 02/01/2039	3,000	3,294
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured, Rev., 4.00%, 11/01/2035	7,000	7,084
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured Subordinate, Series B1, Rev., 5.00%, 08/01/2038	1,000	1,054
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate,
Rev., 4.00%, 05/01/2038	2,000	1,953
Rev., 5.00%, 11/01/2025	255	272
Series A1, Rev., 5.00%, 08/01/2042	2,000	2,117
Series B1, Rev., 4.00%, 08/01/2042	815	776
Series DS, Rev., 4.00%, 11/01/2038	4,000	3,904
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate, Future Tax Secured, Rev., 3.75%, 11/01/2025	8,000	7,727
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinated,
Rev., 5.00%, 05/01/2031	1,000	1,160
Rev., 5.25%, 08/01/2042	3,000	3,323
Series A3, Rev., 4.00%, 05/01/2042	2,000	1,904
Series A3, Rev., 5.00%, 08/01/2040	1,720	1,814
New York City Transitional Finance Authority Future Tax Secured Revenue, Taxable Subordinate, Series F2, Rev., 2.85%, 05/01/2025	6,600	6,288

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Rev., 5.00%, 11/01/2026	375	408
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series I, Rev., 5.00%, 05/01/2027	345	347
New York City Trust for Cultural Resources, Refunding Lincoln Center, Series A, Rev., 5.00%, 12/01/2032	500	567
New York City Water & Sewer System,
Series AA2, Rev., 5.00%, 06/15/2029	1,350	1,544
Series BB1, Rev., 5.00%, 06/15/2049	500	529
Series BB2, Rev., 5.00%, 06/15/2027	1,500	1,603
Series FF, Rev., 5.00%, 06/15/2041	2,000	2,145
Series GG1, Rev., 5.00%, 06/15/2030	1,000	1,163
Series GG, Rev., 5.00%, 06/15/2039	2,660	2,766
New York City Water & Sewer System, Second General Resolution,
Rev., 5.00%, 06/15/2026	880	951
Rev., 5.00%, 06/15/2029	870	995
Rev., 5.00%, 06/15/2047	14,655	14,696
Series CC1, Rev., 5.00%, 06/15/2048	2,730	2,832
Series CC1, Rev., 5.25%, 06/15/2037	2,345	2,516
Series DD1, Rev., 5.00%, 06/15/2048	3,115	3,243
Series DD2, Rev., 5.00%, 06/15/2040	2,000	2,121
Series DD, Rev., 5.00%, 06/15/2047	6,680	6,940
New York City Water & Sewer System, Various Second General Resolution, Series BB4, Rev., VRDO, 3.40%, 01/02/2023 (z)	2,000	2,000
New York City Water & Sewer System, Water And Sewer System Revenue Second General Resolution, Series BB2, Rev., 4.00%, 06/15/2042	1,180	1,131
New York Liberty Development Corp.,
Series 1WTC, Rev., 3.00%, 02/15/2042	1,755	1,361
Series 1WTC, Rev., 4.00%, 02/15/2043	1,000	927
New York Liberty Development Corp., World Trade Center Project, Series 1, Rev., 5.00%, 11/15/2044 (e)	10,900	9,889
New York Power Authority, Green Transmission Project,
Rev., AGM, 4.00%, 11/15/2036	145	148
Rev., AGM, 5.00%, 11/15/2028	1,000	1,132
Rev., AGM, 5.00%, 11/15/2033	1,700	1,993
Rev., AGM, 5.00%, 11/15/2034	1,385	1,607
Rev., AGM, 5.00%, 11/15/2035	1,250	1,433
New York State Dormitory Authority,
Series 2015-B, Rev., 5.00%, 03/15/2027 (p)	1,000	1,062
Series A, Rev., 4.00%, 03/15/2039	1,000	975
Series A, Rev., 5.00%, 03/15/2024 (p)	100	103
Series A, Rev., 5.00%, 03/15/2029	3,000	3,404
Series A, Rev., 5.00%, 03/15/2034	2,000	2,151

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	183

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series A, Rev., 5.00%, 03/15/2040	1,000	1,063
New York State Dormitory Authority, Bidding Group 1, Series E, Rev., 5.00%, 03/15/2029	3,000	3,405
New York State Dormitory Authority, Cornell University, Series A, Rev., 5.00%, 07/01/2031	1,000	1,185
New York State Dormitory Authority, Exchange Bonds, Series C, Rev., 5.00%, 07/01/2031	1,227	1,414
New York State Dormitory Authority, General Purpose, Series D, Rev., 5.00%, 02/15/2026	100	107
New York State Dormitory Authority, Green Bond, Cornell University, Rev., 5.00%, 07/01/2034	1,100	1,328
New York State Dormitory Authority, Group 1, Series A, Rev., 5.00%, 03/15/2024 (p)	2,000	2,055
New York State Dormitory Authority, Group 2,
Series A, Rev., 5.00%, 03/15/2031	1,000	1,154
Series A, Rev., 5.00%, 03/15/2033	2,000	2,293
Series A, Rev., 5.00%, 03/15/2036	2,015	2,194
New York State Dormitory Authority, Group 3, Series A, Rev., 5.00%, 03/15/2037	5,000	5,397
New York State Dormitory Authority, Montefiore Obligated Group,
Series A, Rev., 5.00%, 08/01/2025	1,000	1,023
Series A, Rev., 5.00%, 08/01/2026	900	926
Series A, Rev., 5.00%, 08/01/2031	1,010	1,035
New York State Dormitory Authority, Municipal Health Facilities, Rev., 4.00%, 01/15/2023	50	50
New York State Dormitory Authority, New York University, Series A, Rev., 4.00%, 07/01/2035	620	631
New York State Dormitory Authority, Northwell Health Obligated Group,
Rev., 4.00%, 05/01/2045	6,500	6,089
Rev., 4.25%, 05/01/2052	4,930	4,495
Rev., 5.00%, 05/01/2052	3,000	3,059
New York State Dormitory Authority, St. John’s University, Series A, Rev., 4.00%, 07/01/2048	1,000	912
New York State Dormitory Authority, Unrefunded, Series D, Rev., 5.00%, 02/15/2027	35	38
New York State Dormitory Authority, Unrefunded School Districts Revenue, Rev., AGM, 5.00%, 10/01/2025	1,460	1,551
New York State Dormitory Authority, Yeshiva University, Series A, Rev., 5.00%, 07/15/2037	2,500	2,572

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York State Environmental Facilities Corp., Green Bond 2010 Master Finance,
Rev., 4.00%, 08/15/2036	720	742
Rev., 4.00%, 08/15/2037	1,760	1,791
Rev., 4.00%, 08/15/2038	1,000	1,011
New York State Environmental Facilities Corp., Green Bond 2010 Master Financing Project,
Rev., 5.00%, 09/15/2028	575	651
Rev., 5.00%, 09/15/2031	250	296
New York State Environmental Facilities Corp., Municipal Water, Subordinated, Rev., 5.00%, 06/15/2042	2,655	2,813
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Casella Waste System Incorporate Project, Rev., AMT, 2.75%, 09/01/2050 (e) (z)	250	235
New York State Housing Finance Agency, Sustainability Bonds,
Series I, Rev., SONYMA, 0.70%, 11/01/2056 (z)	2,375	2,185
Series J, Rev., HUD, SONYMA, 1.10%, 11/01/2061 (z)	4,170	3,716
Series K2, Rev., HUD, SONYMA, 1.00%, 11/01/2061 (z)	2,320	2,098
Series K, Rev., SONYMA, 0.70%, 11/01/2024	1,085	1,033
Series P, Rev., 1.55%, 11/01/2023	215	212
New York State Thruway Authority,
Series A1, Rev., 4.00%, 03/15/2041	500	478
Series A1, Rev., 5.00%, 03/15/2033	1,000	1,152
Series L, Rev., 5.00%, 01/01/2024	75	76
New York State Thruway Authority, Group 2, Series N, Rev., 4.00%, 01/01/2041	3,120	2,977
New York State Urban Development Corp., Bidding Group 1,
Series A, Rev., 5.00%, 03/15/2027	4,000	4,375
Series A, Rev., 5.00%, 03/15/2034	1,690	1,942
New York State Urban Development Corp., Bidding Group 4, Series A, Rev., 3.00%, 03/15/2050	4,000	3,068
New York State Urban Development Corp., Personal Income Tax,
Rev., 4.00%, 03/15/2037	2,000	1,983
Rev., 4.00%, 03/15/2041	5,000	4,786
Rev., 5.00%, 03/15/2030	500	576
Series C3, Rev., 5.00%, 03/15/2038	1,860	1,973
New York State Urban Development Corp., State Personal Income Tax,
Rev., 4.00%, 03/15/2042	2,000	1,904
Rev., 5.00%, 03/15/2028	1,250	1,393
Rev., 5.00%, 03/15/2034	3,000	3,064
Series A, Rev., 5.00%, 03/15/2024	1,000	1,026

SEE NOTES TO FINANCIAL STATEMENTS.

184	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Urban Development Corp., State Personal Income Tax, General Purpose,
Series A, Rev., 5.00%, 03/15/2042	5,000	5,283
Series B, Rev., 3.54%, 03/15/2028	7,000	6,558
New York Transportation Development Corp., American Airlines, Inc.,
Rev., AMT, 2.25%, 08/01/2026	770	711
Rev., AMT, 5.00%, 08/01/2026	7,000	7,000
New York Transportation Development Corp., Delta Air Lines, Inc. LaGuardia, Rev., AMT, 5.00%, 01/01/2032	3,000	3,042
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia, Rev., AMT, 5.00%, 10/01/2035	11,000	10,940
New York Transportation Development Corp., LaGuardia Airport Terminal B,
Rev., AMT, 5.00%, 07/01/2046	12,180	11,661
Rev., AMT, 5.25%, 01/01/2050	7,425	7,215
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment,
Rev., AMT, 4.00%, 07/01/2031	4,500	4,309
Rev., AGM, AMT, 4.00%, 07/01/2035	3,080	2,891
Rev., AMT, 5.00%, 07/01/2041	1,000	973
New York Transportation Development Corp., New York State Thruway, Rev., AMT, 4.00%, 10/31/2034	600	574
New York Transportation Development Corp., Terminal 4 JFK International,
Rev., AMT, 5.00%, 12/01/2030	1,710	1,820
Rev., AMT, 5.00%, 12/01/2032	2,005	2,145
Rev., AMT, 5.00%, 12/01/2033	1,000	1,053
Rev., AMT, 5.00%, 12/01/2037	3,500	3,602
Rev., AMT, 5.00%, 12/01/2038	1,000	1,025
New York Transportation Development Corp., Terminal 4 John F Kennedy International,
Rev., AMT, 4.00%, 12/01/2038	300	278
Rev., AMT, 4.00%, 12/01/2039	300	274
Rev., AMT, 4.00%, 12/01/2040	1,475	1,333
Rev., AMT, 4.00%, 12/01/2041	300	268
Rev., AMT, 4.00%, 12/01/2042	300	266
Rev., 5.00%, 12/01/2024	200	207
Rev., 5.00%, 12/01/2025	200	210
Rev., 5.00%, 12/01/2026	200	212
Rev., 5.00%, 12/01/2027	200	212
Rev., 5.00%, 12/01/2028	200	214
Rev., 5.00%, 12/01/2037	250	261
Rev., 5.00%, 12/01/2038	2,250	2,338
Port Authority of New York & New Jersey,
Series 207, Rev., AMT, 5.00%, 09/15/2031	5,000	5,364
Series 223, Rev., AMT, 5.00%, 07/15/2023	1,220	1,228

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series 226, Rev., AMT, 5.00%, 10/15/2031	4,500	5,010
Series 226, Rev., AMT, 5.00%, 10/15/2032	1,250	1,374
Series 226, Rev., AMT, 5.00%, 10/15/2036	2,040	2,173
Port Authority of New York & New Jersey, Consolidated,
Series 197, Rev., AMT, 5.00%, 11/15/2032	3,000	3,112
Series 206, Rev., AMT, 5.00%, 11/15/2032	3,000	3,198
Series 221, Rev., AMT, 5.00%, 07/15/2031	1,620	1,766
Series 221, Rev., AMT, 5.00%, 07/15/2032	1,500	1,631
Port Authority of New York & New Jersey, Consolidated Bond 233, Rev., 5.00%, 08/01/2038	670	747
Port Authority of New York & New Jersey, Consolidated Bond Two Hund, Rev., AMT, 5.00%, 01/15/2039	1,250	1,320
Port Authority of New York & New Jersey, Consolidated One Hundred Eighty,
Rev., AMT, 5.00%, 09/01/2026	3,000	3,067
Series 222, Rev., 4.00%, 07/15/2036	10,250	10,297
Series 222, Rev., 5.00%, 07/15/2034	5,000	5,654
RBC Municipal Products, Inc. Trust, Floaters, Series 2022, Rev., AMT, VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 3.76%, 01/06/2023 (e) (z)	9,000	9,000
State of New York Mortgage Agency, Social Bond, Series 239, Rev., SONYMA, 3.25%, 10/01/2051	295	287
State of New York Mortgage Agency, Social Bonds,
Series 233, Rev., 3.00%, 10/01/2045	2,495	2,425
Series 235, Rev., AMT, 0.40%, 04/01/2023	215	213
Series 235, Rev., AMT, 0.55%, 10/01/2023	190	186
State of New York Mortgage Agency, Social Bonds 242, Rev., SONYMA, 3.50%, 10/01/2052	110	108
Triborough Bridge & Tunnel Authority,
Series A2, Rev., 2.00%, 05/15/2045 (z)	4,250	3,811
Series A, Rev., BAN, 5.00%, 08/15/2024	3,000	3,100
Series A, Rev., BAN, 5.00%, 11/01/2025	3,165	3,368
Series A, Rev., 5.00%, 11/15/2038	1,000	1,001
Series A, Rev., 5.00%, 11/15/2041	1,975	2,053
Series A, Rev., 5.00%, 11/15/2047	2,500	2,674
Series A, Rev., 5.00%, 11/15/2049	3,040	3,210
Triborough Bridge & Tunnel Authority, Green Bond,
Series E1, Rev., 5.00%, 11/15/2027	1,155	1,274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	185

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series E2B, Rev., 5.00%, 11/15/2032	850	1,005
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Rev., 5.00%, 05/15/2047	5,250	5,612
Triborough Bridge & Tunnel Authority, Senior, Series C, Rev., 5.00%, 05/15/2040	5,000	5,479
Triborough Bridge & Tunnel Authority, Senior Lien,
Rev., 5.00%, 05/15/2050 (z)	7,000	7,442
Series C, Rev., 5.25%, 05/15/2052	10,000	10,899
Series C1-A, Rev., 5.00%, 05/15/2038	2,000	2,211
Triborough Bridge & Tunnel Authority, Senior Lien MTA Bridges & Tunnels,
Rev., 5.00%, 05/15/2035	2,000	2,300
Rev., 5.00%, 05/15/2036	2,000	2,266
Rev., 5.00%, 05/15/2038	4,240	4,708
Triborough Bridge & Tunnel Authority, Subordinated, Series A, Rev., 5.00%, 11/15/2025	50	50
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Rev., 4.00%, 09/01/2036	750	726
TSASC, Inc., Series B, Rev., 5.00%, 06/01/2048	6,780	5,981
Utility Debt Securitization Authority, Restructuring, Rev., 5.00%, 12/15/2025	15	15
Utility Debt Securitization Authority, Restructuring Bonds,
Series TE, Rev., 5.00%, 12/15/2029	1,500	1,667
Series TE, Rev., 5.00%, 12/15/2030	2,335	2,642
Series TE, Rev., 5.00%, 12/15/2032	800	935
Westchester County Industrial Development Agency, Marble Hall Tuckahoe Limited, Rev., FHA, 0.28%, 04/01/2024 (z)	270	267
Westchester County Local Development Corp., Purchase Senior Learning, Rev., 2.88%, 07/01/2026 (e)	500	481
Western Regional Off-Track Betting Corp., Rev., 3.00%, 12/01/2026 (e)	340	306

		701,970

North Carolina — 1.0%
Charlotte-Mecklenburg Hospital Authority, Atrium Health, Series B, Rev., 1.95%, 01/15/2048 (z)	2,285	2,045
City of Charlotte Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2023	1,750	1,764
City of Charlotte Airport Special Facilities Revenue, Charlotte Douglas International,
Rev., 5.00%, 07/01/2049	5,000	5,267
Rev., AMT, 5.00%, 07/01/2049	5,000	5,081
City of Charlotte, 2003 Governmental Facilities Project, VRDO, COP, LIQ: Wells Fargo Bank NA, 3.65%, 01/06/2023 (z)	2,600	2,600

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
City of Charlotte, Airport Special Facilities Revenue, Series B, Rev., AMT, 5.00%, 07/01/2027	1,315	1,396
City of Goldsboro, Grand At Day Point Project, Rev., HUD, GNMA COLL, 0.28%, 05/01/2024 (z)	2,785	2,743
County of Cumberland, Qualified School Construction Bonds, COP, 1.25%, 12/15/2025	4,000	3,603
County of Wake,
Rev., 5.00%, 03/01/2023	120	120
Rev., 5.00%, 09/01/2026	1,000	1,084
North Carolina Housing Finance Agency,
Series 37A, Rev., AMT, 3.50%, 07/01/2039	55	54
Series 44, Rev., 4.00%, 07/01/2050	360	361
Series 45, Rev., GNMA/FNMA/FHLMC COLL, 1.90%, 01/01/2032	1,545	1,254
North Carolina Housing Finance Agency, Home Ownership, Series 47, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2051	995	964
North Carolina Housing Finance Agency, Wind Crest Senior Living, Rev., 0.36%, 06/01/2024 (z)	825	816
North Carolina Medical Care Commission, CaroMont Health,
Series A, Rev., 4.00%, 02/01/2036	500	505
Series B, Rev., 5.00%, 02/01/2051 (z)	790	836
North Carolina Medical Care Commission, Lutheran Services for the Aging, Rev., 4.00%, 03/01/2041	1,050	819
North Carolina Medical Care Commission, Presbyterian Homes Obligations,
Series A, Rev., 4.00%, 10/01/2027	600	591
Series A, Rev., 4.00%, 10/01/2040	1,200	1,022
Series A, Rev., 4.00%, 10/01/2045	2,250	1,827
North Carolina Medical Care Commission, Rex Healthcare, Series A, Rev., 5.00%, 07/01/2031	1,760	1,942
North Carolina Medical Care Commission, The Forest at Duke Project, Rev., 4.00%, 09/01/2041	830	700
North Carolina Turnpike Authority, Rev., BAN, 5.00%, 02/01/2024	7,130	7,262
North Carolina Turnpike Authority, Senior Lien, Rev., AGM, 5.00%, 01/01/2038	2,375	2,491
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 01/01/2049	1,000	1,029
Raleigh Durham Airport Authority,
Series A, Rev., AMT, 5.00%, 05/01/2032	1,200	1,281
State of North Carolina, Build Nc Programs, Series B, Rev., 5.00%, 05/01/2027	2,750	3,015

SEE NOTES TO FINANCIAL STATEMENTS.

186	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
State of North Carolina, Grant Anticipation Revenue, Rev., 5.00%, 03/01/2029	1,000	1,130
University of North Carolina at Chapel Hill, University of North Carolina at Chapel Hill, Rev., (United States SOFR * 0.67 + 0.65%), 3.53%, 12/01/2041 (aa)	1,250	1,236
Western Carolina University, Series B, Rev., 5.00%, 04/01/2031	2,120	2,371

		57,209

North Dakota — 0.3%
Cass County Joint Water Resource District, Series A, GO, 0.48%, 05/01/2024	3,635	3,455
City of Grand Forks, Altru Health System,
Rev., 5.00%, 12/01/2027	595	632
Rev., 5.00%, 12/01/2031	1,900	2,082
City of West Fargo, Series A, GO, 2.00%, 05/01/2023	525	522
County of Ward, Trinity Obligation Group, Series C, Rev., 5.00%, 06/01/2043	2,500	2,225
North Dakota Housing Finance Agency,
Series B, Rev., 3.00%, 07/01/2051	2,145	2,088
Series C, Rev., 4.00%, 01/01/2050	820	823
North Dakota Housing Finance Agency, Home Mortgage Financing Program, Series A, Rev., 3.00%, 01/01/2052	50	48
North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Finance, Series D, Rev., 4.25%, 01/01/2049	2,710	2,725
North Dakota Housing Finance Agency, Social Bonds, Series B, Rev., 3.00%, 07/01/2052	1,070	1,028
University of North Dakota, Series A, COP, AGM, 4.00%, 06/01/2046	1,480	1,360
West Fargo Public School District No. 6, Series C, GO, 4.00%, 08/01/2026	300	313

		17,301

Ohio — 2.2%
Akron Bath Copley Joint Township Hospital District, Rev., 5.25%, 11/15/2046	5,775	5,835
Akron Bath Copley Joint Township Hospital District, Children’s Hospital Medical, Rev., 4.00%, 11/15/2042	1,265	1,192
Akron Bath Copley Joint Township Hospital District, Summa Health Obligations,
Rev., 4.00%, 11/15/2034	500	474
Rev., 4.00%, 11/15/2035	1,000	928
Rev., 4.00%, 11/15/2038	750	671
American Municipal Power, Inc., Fremont Energy Center Project,
Rev., 4.00%, 02/15/2036	1,750	1,750
Rev., 5.00%, 02/15/2026	600	636

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Buckeye Tobacco Settlement Financing Authority, Series B2, Rev., 5.00%, 06/01/2055	12,815	11,123
Buckeye Tobacco Settlement Financing Authority, Senior, Series A2, Rev., 4.00%, 06/01/2048	2,210	1,891
City of Cincinnati, Mercer Commons Phase 2 Project, Rev., 5.00%, 11/01/2035	1,085	1,139
Cleveland Department of Public Utilities, Division of Water, Series FF, Rev., 5.00%, 01/01/2026	300	321
Columbus-Franklin County Finance Authority, Bridge Park D Block Project, Series A, Rev., 5.00%, 12/01/2051	1,000	952
County of Allen, Hospital Facilities Revenue, Series A, Rev., 5.00%, 08/01/2027	50	54
County of Butler, UC Health, Rev., 5.00%, 11/15/2030	1,300	1,385
County of Cuyahoga, Series D, Rev., 5.00%, 12/01/2026	3,500	3,797
County of Franklin, Nationwide Children’s Hospital, Rev., 5.00%, 11/01/2031	1,000	1,145
County of Geauga, South Franklin Circle Project, Series A, Rev., 8.00%, 12/31/2047 (p) (z)	5,965	6,084
County of Hamilton, Trihealth, Inc. Obligated Group, Rev., 5.00%, 08/15/2040	1,510	1,559
County of Montgomery, Dayton Children’s Hospital,
Rev., 5.00%, 08/01/2027	725	783
Rev., 5.00%, 08/01/2029	145	161
Rev., 5.00%, 08/01/2033	230	259
County of Montgomery, Kettering Health Network Obligations,
Rev., 4.00%, 08/01/2037	525	519
Rev., 4.00%, 08/01/2041	1,200	1,160
Dayton Metropolitan Housing Authority, Southern Montgomery Apartments, Rev., HUD, 0.32%, 09/01/2024 (z)	1,505	1,465
Hamilton City School District, Various Purpose, GO, 5.00%, 12/01/2034 (p)	1,500	1,564
Lancaster Port Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 08/01/2049 (z)	5,000	5,085
Miami University,
Series A, Rev., 5.00%, 09/01/2028	515	572
Series A, Rev., 5.00%, 09/01/2030	1,005	1,147
Northeast Ohio Medical University,
Rev., BAM, 5.00%, 12/01/2043	1,475	1,537
Series A, Rev., 4.00%, 12/01/2035	250	241
Ohio Air Quality Development Authority, American Electric Power Company, Series A, Rev., AMT, 2.10%, 01/01/2029 (z)	1,250	1,201
Ohio Air Quality Development Authority, Dayton Power & Light, Rev., AMT, 4.25%, 11/01/2040 (z)	7,000	6,981

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	187

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Ohio Air Quality Development Authority, Duke Energy, Rev., AMT, 4.25%, 11/01/2039 (z)	7,205	7,185
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Rev., AMT, 2.50%, 11/01/2042 (z)	1,000	885
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project,
Rev., 1.38%, 02/01/2026 (z)	1,875	1,775
Rev., 1.50%, 02/01/2026 (z)	120	111
Ohio Higher Educational Facility Commission, Case Western Reserve, Rev., (SIFMA Municipal Swap Index + 0.23%), 3.89%, 12/01/2042 (aa)	155	148
Ohio Higher Educational Facility Commission, Case Western Reserve University, Rev., 5.00%, 12/01/2040	1,065	1,115
Ohio Higher Educational Facility Commission, Otterbein Homes Obligated, Rev., 4.00%, 07/01/2023	75	75
Ohio Higher Educational Facility Commission, Senior University Circle, Inc. Project, Rev., 5.00%, 01/15/2037	265	268
Ohio Higher Educational Facility Commission, University of Dayton, Rev., 5.00%, 02/01/2034	1,125	1,229
Ohio Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 09/01/2048	1,020	1,033
Ohio Housing Finance Agency, Chevybrook Estates Apartments Project, Rev., 0.35%, 03/01/2024 (z)	35	35
Ohio Housing Finance Agency, Franklin Manor North Project, Rev., HUD, 0.25%, 09/01/2024 (z)	160	155
Ohio Housing Finance Agency, Glen Meadows Apartments, Rev., HUD, 0.40%, 11/01/2024 (z)	620	600
Ohio Housing Finance Agency, Marianna Terrace Apartments, Rev., HUD, 1.30%, 03/01/2025 (z)	330	320
Ohio Housing Finance Agency, Pendleton Apartments Project, Rev., HUD, 0.26%, 03/01/2025 (z)	150	149
Ohio Housing Finance Agency, Post Oak Station, Rev., HUD, 3.35%, 07/01/2025 (z)	295	292
Ohio Turnpike & Infrastructure Commission, Infrastructure Projects, Series A, Rev., 4.00%, 02/15/2038	1,500	1,515
Ohio Turnpike & Infrastructure Commission, Junior Lien Infrastructure,
Rev., 5.00%, 02/15/2028	500	556
Rev., 5.00%, 02/15/2029	1,445	1,635

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Rev., 5.00%, 02/15/2032	270	318
Rev., 5.00%, 02/15/2033	365	433
Rev., 5.00%, 02/15/2039	3,000	3,382
Ohio Turnpike & Infrastructure Commission, Junior Lien, Infrastructure Project,
Rev., 5.00%, 02/15/2025	455	456
Rev., 5.25%, 02/15/2029	1,500	1,504
Ohio Water Development Authority, Series A, Rev., 5.00%, 06/01/2029	500	568
Ohio Water Development Authority Water Pollution Control Loan Fund, Green Bond, Series A, Rev., 5.00%, 12/01/2034	160	186
Ohio Water Development Authority Water Pollution Control Loan Fund, Loan Fund, Series A, Rev., 5.00%, 12/01/2031	1,000	1,095
Ohio Water Development Authority, Fresh Water, Series A, Rev., 5.00%, 06/01/2023	155	156
Ohio Water Development Authority, Sustainability Bond, Series A, Rev., 5.00%, 06/01/2031	300	353
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series A, Rev., VRDO, 3.60%, 01/06/2023 (z)	3,500	3,500
State of Ohio,
Series A, GO, 5.00%, 09/01/2024	130	135
Series A, GO, 5.00%, 03/01/2034	1,000	1,181
Series A, GO, 5.00%, 02/01/2038 (p)	3,000	3,212
Series X, GO, 5.00%, 05/01/2035	300	347
State of Ohio, Cleveland Clinic Health System,
Rev., 5.00%, 01/01/2023	80	80
Rev., 5.00%, 01/01/2033	2,410	2,807
Rev., 5.00%, 01/01/2034	2,425	2,796
Rev., 5.00%, 01/01/2039	570	627
Series A, Rev., 5.00%, 01/01/2027	940	1,019
State of Ohio, Common Schools, Series C, GO, 5.00%, 03/15/2030	125	144
State of Ohio, Garvee,
Series 1A, Rev., 5.00%, 12/15/2025	800	853
Series 1A, Rev., 5.00%, 12/15/2028	1,000	1,125
Series 2022-1, Rev., 5.00%, 12/15/2028	1,000	1,125
Series 2022-1, Rev., 5.00%, 12/15/2031	1,000	1,158
State of Ohio, Higher Education,
Series A, GO, 5.00%, 05/01/2032	10,000	10,882
Series C, GO, 5.00%, 08/01/2028 (p)	350	393
State of Ohio, Infrastructure Improvement, GO, 5.00%, 03/01/2034	1,000	1,165
State of Ohio, Natural Resources, Series S, GO, 5.00%, 04/01/2024 (p)	180	181
State of Ohio, Premier Health Partners,
Rev., 4.00%, 11/15/2039	1,320	1,205

SEE NOTES TO FINANCIAL STATEMENTS.

188	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Rev., 4.00%, 11/15/2041	1,450	1,304
Rev., 5.00%, 11/15/2028	680	728
State of Ohio, University Hospitals Health, Rev., 4.00%, 01/15/2037	1,000	964
State of Ohio, University Hospitals Health System, Series A, Rev., 5.00%, 01/15/2041	1,000	1,016

		129,090

Oklahoma — 0.4%
Oklahoma City Economic Development Trust, Increment District #8 Project,
Rev., 4.00%, 03/01/2032	1,640	1,743
Rev., 4.00%, 03/01/2033	5,000	5,297
Rev., 4.00%, 03/01/2034	4,440	4,670
Oklahoma Development Finance Authority, Integris, Series A, Rev., 4.00%, 08/15/2038	2,000	1,964
Oklahoma Development Finance Authority, Integris Obligated Group, Rev., VRDO, 3.96%, 01/06/2023 (z)	2,110	2,110
Oklahoma Development Finance Authority, OU Health Project, Series A, Rev., 5.50%, 08/15/2037	1,110	1,043
Oklahoma Development Finance Authority, OU Medicine Project, Series B, Rev., 5.50%, 08/15/2057	6,000	5,415
Tulsa County Independent School District No. 1 Tulsa, Series B, GO, 2.00%, 09/01/2026	1,500	1,439

		23,681

Oregon — 0.7%
City of Portland Water System Revenue, Second Lien,
Series A, Rev., 4.00%, 05/01/2039	500	502
Series A, Rev., 5.00%, 05/01/2033	1,825	2,070
Hospital Facilities Authority of Multnomah County Oregon, Green Bond Terwilliger, Rev., 0.95%, 06/01/2027	1,200	1,047
Jackson County School District No. 5 Ashland, GO, SCH BD GTY, 5.00%, 06/15/2030	1,000	1,130
Medford Hospital Facilities Authority, Asante Project, Series A, Rev., AGM, 4.00%, 08/15/2045	1,330	1,231
Multnomah County School District No. 1 Portland, GO, SCH BD GTY, 5.00%, 06/15/2028	1,850	2,068
Oregon Health & Science University, Series B1, Rev., 5.00%, 07/01/2046 (z)	1,500	1,677
Oregon State Business Development Commission, Intel Corp. Project, Series 232, Rev., 2.40%, 12/01/2040 (z)	200	198

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oregon — continued
Oregon State Facilities Authority, Samaritan Health Services Project, Rev., 5.00%, 10/01/2031	1,740	1,810
Port of Portland Airport Revenue,
Series 27A, Rev., AMT, 5.00%, 07/01/2028	1,595	1,705
Series 27A, Rev., AMT, 5.00%, 07/01/2036	1,000	1,053
Port of Portland Airport Revenue, Portland International Air, Rev., AMT, 5.00%, 07/01/2035	1,270	1,336
Port of Portland Airport Revenue, Portland International Airport, Series 25B, Rev., AMT, 5.00%, 07/01/2039	1,020	1,054
Salem Hospital Facility Authority, Capital Manor Project,
Rev., 4.00%, 05/15/2032	185	166
Rev., 4.00%, 05/15/2040	750	611
Salem Hospital Facility Authority, Multi Model, Salem Health Projects, Series A, Rev., 5.00%, 05/15/2023	100	101
Salem Hospital Facility Authority, Salem Health Projects, Series A, Rev., 5.00%, 05/15/2046	3,000	3,028
State of Oregon, Series N, GO, 5.00%, 12/01/2023	1,890	1,892
State of Oregon Department of Transportation, Subordinate, Series A, Rev., 5.00%, 11/15/2036	9,095	10,100
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Series A, Rev., 3.00%, 07/01/2052	645	625
State of Oregon Housing & Community Services Department, The Susan Emmons Apartment, Rev., HUD, 0.38%, 06/01/2024 (z)	945	911
State of Oregon Housing & Community Services Department, Westwind Apartments Project, Rev., HUD, 0.25%, 03/01/2024 (z)	30	30
State of Oregon, Article XI Q, Series F, GO, 5.00%, 05/01/2030	100	107
State of Oregon, Article Xi-M & Xi-N Seismic, GO, 5.00%, 06/01/2030	1,995	2,312
State of Oregon, Article XI-Q State Project, Series A, GO, 5.00%, 05/01/2027	1,220	1,339
State of Oregon, Veterans Welfare Bonds Series, GO, 3.00%, 12/01/2051	1,425	1,366
University of Oregon, Series A, Rev., 5.00%, 04/01/2048	1,000	1,051
Yamhill County Hospital Authority, Friendsview, Series B3, Rev., 1.75%, 11/15/2026	1,360	1,246

		41,766

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	189

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — 6.0%
Allegheny County Airport Authority, Series A, Rev., AGM, AMT, 4.00%, 01/01/2046	11,800	10,495
Allegheny County Hospital Development Authority, Health Network Obligations,
Rev., 5.00%, 04/01/2033	1,000	1,070
Series A, Rev., 5.00%, 04/01/2047	4,560	4,611
Allegheny County Hospital Development Authority, University Pittsburgh Medical Center, Rev., 4.00%, 07/15/2038	2,185	2,109
Allegheny County Industrial Development Authority, United States Steel Corp., Rev., 4.88%, 11/01/2024	1,500	1,504
Allegheny County Sanitary Authority, Rev., 5.75%, 06/01/2047	2,250	2,555
Allegheny County, Hospital Development Authority, Health Network Obligations, Series A, Rev., 5.00%, 04/01/2023	1,000	1,004
Allegheny County, Hospital Development Authority, Pittsburg University Medical Center,
Series A, Rev., 4.00%, 07/15/2036	2,200	2,166
Series A, Rev., 5.00%, 07/15/2027	765	829
Allegheny County, Sanitary Authority,
Series B, Rev., 4.00%, 06/01/2035	400	407
Series B, Rev., 4.00%, 06/01/2036	675	679
Series B, Rev., 5.00%, 06/01/2030	500	573
Series B, Rev., 5.00%, 06/01/2032	550	630
Series B, Rev., 5.00%, 06/01/2033	600	686
Allentown Neighborhood Improvement Zone Development Authority, Forward Delivery, Rev., 5.00%, 05/01/2042	1,000	974
Allentown Neighborhood Improvement Zone Development Authority, Senior Tax Revenue, Rev., 6.00%, 05/01/2042 (e)	180	179
Altoona Area School District, GO, BAM, 5.00%, 12/01/2048 (p)	1,000	1,065
Bentworth School District, Series A, GO, BAM, 4.00%, 03/15/2025	1,380	1,413
Berks County Industrial Development Authority, Tower Health Project,
Rev., 4.00%, 11/01/2050	1,500	825
Rev., 5.00%, 11/01/2047	2,155	1,452
Bethlehem Area School District Authority, Bethlehem Area School District,
Rev., (United States SOFR * 0.67 + 0.35%), 3.23%, 01/01/2030 (aa)	230	223
Rev., (United States SOFR * 0.67 + 0.35%), 3.23%, 07/01/2031 (aa)	305	296
Rev., (United States SOFR * 0.67 + 0.35%), 3.23%, 01/01/2032 (aa)	240	233
Capital Region Water, Water Revenue, Rev., 5.00%, 07/15/2032	1,000	1,099
Central Bradford Progress Authority, Guthrie Clinic, Rev., VRDO, 4.23%, 01/06/2023 (z)	400	400

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Chester County Health and Education Facilities Authority, Main Line Health System, Series B, Rev., 5.00%, 06/01/2024	1,000	1,028
City of Lancaster, GO, BAM, 5.00%, 11/01/2047	6,665	7,049
City of Philadelphia,
GO, AGM, 5.00%, 08/01/2031	1,795	1,932
Series A, GO, 5.00%, 08/01/2030	4,000	4,197
City of Philadelphia Airport Revenue,
Series A, Rev., 5.00%, 07/01/2047	5,000	5,085
Series C, Rev., AMT, 4.00%, 07/01/2050	1,500	1,295
Series C, Rev., AMT, 5.00%, 07/01/2028	10,000	10,690
City of Philadelphia Airport Revenue, Private Activity, Rev., AGM, AMT, 4.00%, 07/01/2041	1,100	1,013
City of Philadelphia Water & Wastewater Revenue,
Series A, Rev., 5.00%, 11/01/2045	7,000	7,399
Series C, Rev., 5.00%, 06/01/2042	1,000	1,077
City of Philadelphia, Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2035	2,235	2,309
City of Philadelphia, Airport Revenue, Private Activity, Rev., AGM, AMT, 4.00%, 07/01/2046	3,750	3,325
City of Philadelphia, Water & Wastewater Revenue, Series A, Rev., 5.00%, 11/01/2040	2,790	3,010
City of Pittsburgh, GO, 5.00%, 09/01/2030	500	552
Commonwealth of Pennsylvania,
Series 1, GO, 4.00%, 03/15/2034	5,000	5,063
Series 1, GO, 4.00%, 03/01/2035	3,650	3,724
Series 1, GO, 4.00%, 03/15/2035	2,000	2,017
County of Allegheny, Series C75, GO, 5.00%, 11/01/2028	2,305	2,479
County of Berks, GO, 4.00%, 11/15/2027 (p)	225	227
County of Lehigh, St. Luke’s Hospital Project, Rev., (SIFMA Municipal Swap Index + 1.10%), 4.76%, 08/15/2038 (aa)	355	350
Cumberland County Municipal Authority, Rev., 5.00%, 05/01/2030	1,000	1,058
Cumberland Valley School District,
GO, 5.00%, 11/15/2032 (p)	150	153
GO, 5.00%, 11/15/2034 (p)	140	142
Delaware River Port Authority,
Rev., 5.00%, 01/01/2037	3,000	3,029
Rev., 5.00%, 01/01/2040	10,000	10,124
Delaware Valley Regional Finance Authority,
Series A, Rev., AMBAC, 5.50%, 08/01/2028	5,000	5,619
Series C, Rev., (ICE LIBOR USD 3 Month * 0.67 + 0.75%), 3.94%, 06/01/2037 (aa)	250	197

SEE NOTES TO FINANCIAL STATEMENTS.

190	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
DuBois Hospital Authority, Penn Highlands Healthcare, Rev., 4.00%, 07/15/2045	1,400	1,230
Geisinger Authority, Geisinger Health System,
Rev., (ICE LIBOR USD 1 Month * 0.67 + 1.07%), 4.00%, 06/01/2028 (aa)	500	502
Series C, Rev., 5.00%, 04/01/2043 (z)	1,630	1,788
Geisinger Authority, Geisinger Health System Obligation Group, Rev., 4.00%, 04/01/2039	1,000	968
Lancaster County Hospital Authority, Penn State Health, Rev., 5.00%, 11/01/2037	600	639
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Rev., 4.00%, 07/01/2056	765	559
Lehigh County Industrial Development Authority, PPL Electric Utilities Project, Series A, Rev., 3.00%, 09/01/2029	3,455	3,409
Monroeville Finance Authority,
Series B, Rev., 5.00%, 02/15/2029	1,425	1,578
Series B, Rev., 5.00%, 02/15/2038	1,200	1,282
Series B, Rev., 5.00%, 02/15/2039	2,000	2,113
Montgomery County Higher Education and Health Authority, Thomas Jefferson University,
Rev., 4.00%, 05/01/2038	250	237
Rev., VRDO, 4.17%, 01/06/2023 (z)	14,050	14,050
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Rev., 4.00%, 09/01/2044	1,610	1,462
Montgomery County Industrial Development Authority, Retirement Life Communities,
Rev., 5.00%, 11/15/2033	1,500	1,507
Series C, Rev., 5.00%, 11/15/2045	2,585	2,486
New Castle Sanitation Authority, Series A, Rev., AGM, 3.00%, 06/01/2029	500	498
Norristown Area School District, GO, 5.00%, 09/01/2026	1,500	1,605
Pennsylvania Economic Development Financing Authority, Bridges Finco Project, Rev., AMT, 5.00%, 06/30/2023	495	498
Pennsylvania Economic Development Financing Authority, Pennsylvania Bridges Finco LP P3 Project,
Rev., AMT, 5.00%, 12/31/2030	3,460	3,533
Rev., AMT, 5.00%, 12/31/2034	2,000	2,023
Rev., AMT, 5.00%, 06/30/2042	1,250	1,250
Pennsylvania Economic Development Financing Authority, Philadelphia Biosolids Facility,
Rev., 4.00%, 01/01/2028	1,590	1,594
Rev., 4.00%, 01/01/2029	450	452
Rev., 4.00%, 01/01/2031	800	800

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, PPL Energy Supply LLC, Series B, Rev., VRDO, LOC: MUFG Bank Ltd., 4.81%, 01/06/2023 (z)	7,000	7,000
Pennsylvania Economic Development Financing Authority, Republic Services, Inc. Project, Rev., VRDO, AMT, 3.60%, 01/03/2023 (z)	15,000	15,000
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges,
Rev., AGM, AMT, 5.00%, 12/31/2057	6,730	6,675
Rev., AGM, AMT, 5.50%, 06/30/2042	5,640	5,973
Rev., AMT, 5.75%, 06/30/2048	7,000	7,288
Rev., AMT, 6.00%, 06/30/2061	1,500	1,583
Pennsylvania Economic Development Financing Authority, University of Pittsburgh Medical Center, Rev., 5.00%, 07/01/2038	5,500	5,511
Pennsylvania Economic Development Financing Authority, UPMC, Series A1, Rev., 4.00%, 04/15/2045	5,440	4,829
Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., 0.95%, 12/01/2033 (z)	2,000	1,733
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Rev., AMT, 1.10%, 06/01/2031 (z)	2,000	1,749
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project,
Rev., AMT, 1.75%, 08/01/2038 (z)	5,000	4,776
Rev., AMT, (SIFMA Municipal Swap Index + 0.40%), 4.06%, 06/01/2041 (aa)	805	782
Series A, Rev., AMT, 0.58%, 08/01/2037 (z)	2,610	2,448
Pennsylvania Higher Education Assistance Agency, Series A, Rev., AMT, 5.00%, 06/01/2026	95	100
Pennsylvania Higher Education Assistance Agency, Senior, Series A, Rev., AMT, 5.00%, 06/01/2028	3,775	3,960
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Rev., 5.00%, 08/15/2042	1,250	1,299
Pennsylvania Higher Educational Facilities Authority, University Pennsylvania Health System, Series A, Rev., 4.00%, 08/15/2035	1,170	1,178
Pennsylvania Housing Finance Agency, Series 133, Rev., 3.00%, 10/01/2050	3,250	3,166
Pennsylvania Housing Finance Agency, Harrison Senior Tower, Rev., 0.25%, 06/01/2024 (z)	185	182

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	191

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Pennsylvania Housing Finance Agency, School of Nursing, Rev., HUD, 0.27%, 08/01/2024 (z)	3,200	3,124
Pennsylvania Turnpike Commission,
Series A1, Rev., 5.00%, 12/01/2027	1,000	1,104
Series A1, Rev., 5.00%, 12/01/2031	250	273
Series A1, Rev., 5.00%, 12/01/2034	1,000	1,080
Series A1, Rev., 5.00%, 12/01/2046	1,000	1,025
Series A2, Rev., 5.00%, 12/01/2024	100	104
Series A, Rev., AGM, 5.25%, 07/15/2028	300	338
Series A, Rev., 5.25%, 12/01/2044	2,500	2,662
Series B, Rev., 4.00%, 12/01/2039	3,000	2,929
Series B, Rev., 5.00%, 12/01/2026	400	434
Series B, Rev., 5.00%, 12/01/2027	900	994
Series B, Rev., 5.00%, 12/01/2028	700	785
Series B, Rev., 5.00%, 12/01/2039	1,305	1,424
Series B, Rev., 5.25%, 12/01/2047	3,000	3,244
Series C, Rev., 4.00%, 12/01/2040	1,400	1,371
Series C, Rev., 4.00%, 12/01/2042	1,555	1,509
Series C, Rev., 5.00%, 12/01/2027	345	381
Series C, Rev., 5.00%, 12/01/2041	1,560	1,671
Series C, Rev., 5.00%, 12/01/2046	1,350	1,429
Pennsylvania Turnpike Commission, Motor License, Rev., 5.00%, 12/01/2040	1,000	1,052
Pennsylvania Turnpike Commission, Subordinate,
Rev., 5.00%, 12/01/2030	1,750	1,890
Series A, Rev., 4.00%, 12/01/2043	2,135	2,016
Pennsylvania Turnpike Commission, Subordinated, Series A, Rev., 5.00%, 12/01/2036	2,775	2,883
Philadelphia Authority for Industrial Development, Rev., 5.00%, 05/01/2033	1,250	1,349
Philadelphia Authority for Industrial Development, String Theory Charter School, Rev., 5.00%, 06/15/2040 (e)	900	854
Philadelphia Authority for Industrial Development, Thomas Jefferson, Rev., VRDO, 4.17%, 01/06/2023 (z)	10,000	10,000
Philadelphia Authority for Industrial Development, Thomas Jefferson University,
Series A, Rev., 5.00%, 09/01/2032	1,110	1,178
Series A, Rev., 5.00%, 09/01/2035	1,105	1,159
Series A, Rev., 5.00%, 09/01/2047	1,000	1,003
Philadelphia Gas Works Co., Series A, Rev., AGM, 4.00%, 08/01/2045	5,000	4,777
Pittsburgh Water & Sewer Authority,
Series B, Rev., AGM, 4.00%, 09/01/2036	500	500
Series B, Rev., AGM, 4.00%, 09/01/2038	500	491

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Series B, Rev., AGM, 4.00%, 09/01/2045	2,250	2,133
Series C, Rev., AGM, (SIFMA Municipal Swap Index + 0.65%), 4.31%, 09/01/2040 (aa)	3,110	3,107
Pittsburgh Water & Sewer Authority, Subordinated, Series B, Rev., AGM, 5.00%, 09/01/2031	750	868
Ridley School District, GO, BAM, 5.25%, 11/15/2039	4,545	4,968
School District of Philadelphia (The),
Series A, GO, 5.00%, 09/01/2027	610	657
Series A, GO, 5.00%, 09/01/2031	245	277
Series A, GO, 5.00%, 09/01/2035	3,000	3,222
Series F, GO, 5.00%, 09/01/2035	5,000	5,201
School District of Philadelphia (The), Green Bond,
Series B, GO, 5.00%, 09/01/2027	895	964
Series B, GO, 5.00%, 09/01/2028	1,485	1,622
Series B, GO, 5.00%, 09/01/2029	450	497
Scranton School District, Series E, GO, BAM, 4.00%, 12/01/2037	1,025	1,026
Southeastern Pennsylvania Transportation Authority, Asset Improvement Program,
Rev., 5.25%, 06/01/2041	3,000	3,361
Rev., 5.25%, 06/01/2042	1,500	1,674
Rev., 5.25%, 06/01/2047	7,750	8,501
Sports & Exhibition Authority of Pittsburgh and Allegheny County,
Rev., AGM, 5.00%, 02/01/2027	2,250	2,412
Rev., AGM, 5.00%, 02/01/2028	2,590	2,811
State Public School Building Authority, Montgomery County Community College, Rev., 5.50%, 05/01/2033 (p)	1,000	1,008
State Public School Building Authority, Northampton County Area Community,
Rev., BAM, 4.00%, 03/01/2029	1,000	1,047
Rev., BAM, 4.00%, 03/01/2030	640	668
Rev., BAM, 4.00%, 03/01/2031	500	522
Rev., BAM, 5.00%, 03/01/2027	715	769
Rev., BAM, 5.00%, 03/01/2028	755	824
State Public School Building Authority, Philadelphia School District, Rev., AGM, 5.00%, 06/01/2030	3,480	3,675
Westmoreland County Industrial Development Authority, Excela Health Project,
Series A, Rev., 4.00%, 07/01/2025	575	579
Series A, Rev., 5.00%, 07/01/2028	1,400	1,478

		351,819

Puerto Rico — 0.8%
Commonwealth of Puerto Rico, Restructured,
Series A1, GO, 4.00%, 07/01/2033	481	417
Series A1, GO, 4.00%, 07/01/2035	433	364

SEE NOTES TO FINANCIAL STATEMENTS.

192	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Puerto Rico — continued
Series A1, GO, 4.00%, 07/01/2037	371	304
Series A1, GO, 4.00%, 07/01/2041	505	395
Series A1, GO, 4.00%, 07/01/2046	525	394
Series A1, GO, 5.25%, 07/01/2023	1,267	1,268
Series A1, GO, 5.38%, 07/01/2025	1,917	1,932
Series A1, GO, 5.63%, 07/01/2027	4,045	4,122
Series A1, GO, 5.63%, 07/01/2029	2,000	2,046
Series A1, GO, 5.75%, 07/01/2031	2,008	2,076
Series A, GO, Zero Coupon, 07/01/2024	161	149
Series A, GO, Zero Coupon, 07/01/2033	7,410	4,005
Commonwealth of Puerto Rico, Subordinate, Note Claims, Series CW, 0.00%, 11/01/2043 (z)	2,279	997
Puerto Rico Electric Power Authority,
Series AAA, Rev., 5.25%, 07/01/2023 (d)	100	73
Series AAA, Rev., 5.25%, 07/01/2024 (d)	2,450	1,795
Series CCC, Rev., 4.63%, 07/01/2025 (d)	100	73
Series DDD, Rev., 5.00%, 07/01/2020 (d)	570	410
Series NN, Rev., NATL, 4.75%, 07/01/2033 (d)	30	29
Series TT, Rev., 5.00%, 07/01/2020 (d)	285	205
Series TT, Rev., 5.00%, 07/01/2021 (d)	100	72
Series TT, Rev., 5.00%, 07/01/2037 (d)	1,200	876
Series XX, Rev., 4.63%, 07/01/2025 (d)	100	73
Series XX, Rev., 4.75%, 07/01/2026 (d)	295	214
Series ZZ, Rev., 4.25%, 07/01/2020 (d)	470	333
Series ZZ, Rev., 5.25%, 07/01/2019 (d)	580	419
Series ZZ, Rev., 5.25%, 07/01/2023 (d)	500	366
Puerto Rico Electric Power Authority, Libor, Series UU, Rev., AGM, (ICE LIBOR USD 3 Month * 0.67 + 0.52%), 3.03%, 07/01/2029 (d) (aa)	500	450
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured,
Series A1, Rev., Zero Coupon, 07/01/2031	2,925	1,906
Series A1, Rev., 4.75%, 07/01/2053	3,000	2,652
Series A1, Rev., 5.00%, 07/01/2058	8,500	7,717
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Restructured,
Series A1, Rev., 4.55%, 07/01/2040	1,385	1,270
Series A2, Rev., 4.33%, 07/01/2040	7,100	6,396

		43,798

Rhode Island — 0.1%
Rhode Island Health and Educational Building Corp., Brown University, Series A, Rev., 4.00%, 09/01/2037	1,000	1,008
Rhode Island Housing and Mortgage Finance Corp., Series 71, Rev., GNMA COLL, 3.75%, 10/01/2049	375	373

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Rhode Island — continued
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
Series 73A, Rev., 0.95%, 04/01/2026	500	460
Series 73A, Rev., 1.10%, 04/01/2027	300	271
Series 73A, Rev., 1.65%, 10/01/2029	715	618
Series 73A, Rev., 3.00%, 10/01/2050	1,215	1,181
Rhode Island Housing and Mortgage Finance Corp., Social Bonds, Series 75A, Rev., 3.00%, 10/01/2051	2,720	2,634
Rhode Island Student Loan Authority, Senior Bond, Series A, Rev., AMT, 5.00%, 12/01/2029	370	403

		6,948

South Carolina — 1.0%
City of Columbia Waterworks & Sewer System Revenue, Rev., 5.00%, 02/01/2047	2,625	2,872
City of Rock Hill, Combined Utility System, Rev., 5.00%, 01/01/2027	250	265
Columbia Housing Authority, Colonial Bluffs Apartments, Rev., 1.25%, 08/01/2025 (z)	770	740
Columbia Housing Authority, Palmetto Terrace Apartment, Rev., 0.31%, 06/01/2024 (z)	80	79
Lexington County Health Services District, Inc., Lexmed Obligated Group,
Rev., 4.00%, 11/01/2030	1,000	1,027
Rev., 4.00%, 11/01/2031	1,000	1,023
Patriots Energy Group Financing Agency, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 10/01/2048 (z)	40	40
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Series S, Rev., 5.00%, 12/01/2048 (z)	1,000	1,050
South Carolina Jobs-Economic Development Authority, McLeod Health Projects, Rev., 5.00%, 11/01/2048	1,000	1,025
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group, Series A, Rev., 5.00%, 05/01/2030	1,500	1,601
South Carolina Jobs-Economic Development Authority, Prisma Health Obligation Group, Rev., VRDO, 4.20%, 01/06/2023 (z)	5,800	5,800
South Carolina Ports Authority, Rev., AMT, 5.00%, 07/01/2043	5,680	5,826
South Carolina Public Service Authority,
Series A, Rev., 4.00%, 12/01/2033	1,000	995
Series A, Rev., 4.00%, 12/01/2034	2,000	1,974
Series A, Rev., 4.00%, 12/01/2037	2,000	1,904

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	193

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Carolina — continued
Series A, Rev., 4.00%, 12/01/2038	520	492
Series A, Rev., 5.00%, 12/01/2024	500	517
Series A, Rev., 5.00%, 12/01/2025	1,000	1,050
Series A, Rev., 5.00%, 12/01/2027	1,525	1,641
Series A, Rev., 5.00%, 12/01/2028	1,700	1,764
Series A, Rev., 5.00%, 12/01/2029	85	93
Series A, Rev., 5.00%, 12/01/2031	4,500	4,935
Series A, Rev., 5.00%, 12/01/2032	1,000	1,088
Series B, Rev., 5.00%, 12/01/2041	1,000	1,016
South Carolina Public Service Authority, Bond Exchange, Series A, Rev., 5.00%, 12/01/2050	5,000	4,984
South Carolina Public Service Authority, Obligations, Series C, Rev., 5.00%, 12/01/2027	1,600	1,698
South Carolina State Housing Finance & Development Authority,
Series A, Rev., 3.00%, 01/01/2052	735	709
Series A, Rev., 4.00%, 01/01/2052	900	902
Series B, Rev., 3.25%, 01/01/2052	7,360	7,224
South Carolina State Housing Finance & Development Authority, James Lewis Jr. Eastside, Rev., FNMA COLL, 0.30%, 09/01/2024 (z)	2,190	2,089
South Carolina State Housing Finance & Development Authority, Villages At Congaree, Rev., 1.25%, 06/01/2025 (z)	895	863
Spartanburg Housing Authority, Connecticut Village Apartments, Rev., 1.05%, 08/01/2025 (z)	625	609
Spartanburg Housing Authority, Hickory Heights And Oakland, Rev., HUD, 0.29%, 10/01/2024 (z)	1,000	985
Spartanburg Regional Health Services District, Services District, Inc.,
Rev., 5.00%, 04/15/2026	565	597
Rev., 5.00%, 04/15/2028	500	538

		60,015

South Dakota — 0.1%
County of Lincoln, Augustana College Association, Rev., 4.00%, 08/01/2041	250	212
South Dakota Housing Development Authority, Homeownership Mortgage, Series B, Rev., 3.00%, 11/01/2051	2,905	2,812

		3,024

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, Battery Heights Apartments, Rev., 0.20%, 08/01/2024 (z)	90	88
Chattanooga Health Educational & Housing Facility Board, Commonspirit Health, Series A1, Rev., 5.00%, 08/01/2028	305	329

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
City of Clarksville Water Sewer & Gas Revenue, Rev., 5.00%, 02/01/2041 (p)	965	1,030
City of Memphis Storm Water System Revenue, Rev., 5.00%, 10/01/2044	3,365	3,528
County of Coffee, GO, 5.00%, 06/01/2026	250	269
Health Educational and Housing Facility Board of the City of Memphis (The), Tillman Cove Apartments, Rev., HUD, 0.55%, 12/01/2024 (z)	2,275	2,158
Knox County Health Educational & Housing Facility Board, Westview Towers Project, Rev., HUD, 3.95%, 12/01/2027 (z)	410	412
Knoxville’s Community Development Corp., Austin 1B Apartments Project, Rev., 0.22%, 10/01/2024 (z)	320	310
Memphis-Shelby County Airport Authority,
Rev., AMT, 5.00%, 07/01/2032	270	285
Rev., AMT, 5.00%, 07/01/2043	2,055	2,094
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bond, Vanderbilt University Medical Center, Series A, Rev., 5.00%, 07/01/2040	7,555	7,714
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bonds, Richland Hills Apartments Project, Rev., HUD, 1.25%, 12/01/2024 (z)	5,644	5,533
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bonds, Vanderbilt University Medical, Rev., 5.00%, 07/01/2031	2,785	3,105
Metropolitan Government Nashville & Davidson County Industrial Development Board, Waste Management, Inc. Tennessee Project, Rev., AMT, 0.58%, 08/01/2031 (z)	600	563
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue, Rev., 5.00%, 07/01/2025 (p)	50	50
Metropolitan Nashville Airport Authority (The),
Series B, Rev., AMT, 5.00%, 07/01/2026	70	74
Series B, Rev., AMT, 5.00%, 07/01/2027	170	181
Series B, Rev., AMT, 5.25%, 07/01/2033	270	300
Series B, Rev., AMT, 5.25%, 07/01/2047	3,500	3,656
Series B, Rev., AMT, 5.50%, 07/01/2038	1,625	1,778
Tennergy Corp., Series A, Rev., 4.00%, 12/01/2051 (z)	5,500	5,375
Tennergy Corp., Gas Supply Bonds, Series A, Rev., 5.50%, 10/01/2053 (z)	5,000	5,289
Tennessee Energy Acquisition Corp.,
Rev., 4.00%, 11/01/2049 (z)	4,480	4,447
Rev., 5.00%, 05/01/2052 (z)	20,595	21,315

SEE NOTES TO FINANCIAL STATEMENTS.

194	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Tennessee — continued
Tennessee Energy Acquisition Corp., Junior, Series B, Rev., 5.63%, 09/01/2026	1,410	1,476
Tennessee Energy Acquisition Corp., Project, Series A, Rev., 4.00%, 05/01/2048 (z)	500	501
Tennessee Housing Development Agency, Residential Finance Program I, Rev., 3.75%, 01/01/2050	245	244

		72,104

Texas — 8.5%
Alamo Community College District, Maintenance Tax Notes, GO, 5.00%, 02/15/2030	500	573
Argyle Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2027	1,000	1,098
Arlington Higher Education Finance Corp.,
Series A, Rev., PSF-GTD, 4.00%, 08/15/2024	200	203
Series A, Rev., PSF-GTD, 4.00%, 08/15/2025	445	457
Series A, Rev., PSF-GTD, 4.00%, 08/15/2026	265	273
Series A, Rev., PSF-GTD, 4.00%, 08/15/2030	425	443
Series A, Rev., PSF-GTD, 5.00%, 08/15/2031	555	636
Arlington Higher Education Finance Corp., Legacy Traditional Schools, Rev., 4.13%, 02/15/2041	815	622
Arlington Higher Education Finance Corp., Legacy Traditional Schools Texas, Rev., 6.00%, 02/15/2042 (e)	250	240
Austin Convention Enterprises, Inc., First Tier Convention Center, Rev., 5.00%, 01/01/2033	1,125	1,149
Barbers Hill Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2033	1,010	1,177
GO, PSF-GTD, 5.00%, 02/15/2035	3,000	3,441
Bexar County Hospital District, Certificates Obligation, GO, 5.00%, 02/15/2031	1,000	1,115
Bexar County Hospital District, Certificates of Obligation,
GO, 5.00%, 02/15/2036	370	416
GO, 5.00%, 02/15/2037	230	255
Board of Regents of the University of Texas System,
Series A, Rev., 5.00%, 08/15/2030	1,000	1,165
Series E, Rev., 5.00%, 08/15/2027	1,000	1,105
Brazoria County Toll Road Authority, Subordinated Lien, Series A, Rev., CNTY GTD, 5.00%, 03/01/2033	1,670	1,802
Brazosport Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2029	2,000	2,246
GO, PSF-GTD, 5.00%, 02/15/2030	1,925	2,161

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Cameron County Housing Finance Corp., Sunfield Country Apartments, Rev., 0.28%, 02/01/2024 (z)	415	405
Capital Area Housing Finance Corp., Redwood Apartments, Rev., 0.41%, 01/01/2041 (z)	6,605	6,350
Central Texas Regional Mobility Authority,
Series B, Rev., 4.00%, 01/01/2040	800	759
Series B, Rev., 4.00%, 01/01/2051	1,250	1,102
Series B, Rev., 5.00%, 01/01/2037	1,000	1,066
Series B, Rev., 5.00%, 01/01/2046	1,500	1,549
Central Texas Regional Mobility Authority, Senior Lien,
Series B, Rev., 4.00%, 01/01/2039	600	574
Series B, Rev., 4.00%, 01/01/2040	500	474
Series B, Rev., 5.00%, 01/01/2024	230	235
Series B, Rev., 5.00%, 01/01/2045	3,595	3,708
Series D, Rev., 5.00%, 01/01/2033	480	529
Series E, Rev., 5.00%, 01/01/2045	2,665	2,751
Central Texas Regional Mobility Authority, Subordinated, Series F, Rev., BAN, 5.00%, 01/01/2025	4,770	4,894
Central Texas Regional Mobility Authority, Subordinated Lien, Rev., 5.00%, 01/01/2042 (p)	1,630	1,630
Central Texas Turnpike System, Subordinate, Series C, Rev., 5.00%, 08/15/2042	5,000	4,907
City Austin, Certificates Obligation,
GO, 5.00%, 09/01/2032	1,750	2,003
GO, 5.00%, 09/01/2033	1,100	1,255
GO, 5.00%, 09/01/2034	1,750	1,984
City of Arlington, Tax Increment Reinvestment Zone, Tax Allocation, 4.00%, 08/15/2041	1,000	907
City of Arlington, Water & Wastewater System Revenue, Rev., 5.00%, 06/01/2023	90	91
City of Austin Airport System Revenue,
Rev., AMT, 5.00%, 11/15/2029	1,400	1,508
Rev., AMT, 5.00%, 11/15/2040	1,000	1,046
City of Austin Water & Wastewater System Revenue,
Rev., 4.00%, 11/15/2036	185	188
Rev., 5.00%, 11/15/2039	500	511
Series C, Rev., 5.00%, 11/15/2025	510	544
Series C, Rev., 5.00%, 11/15/2032	1,000	1,143
City of Austin, Airport System Revenue,
Series B, Rev., AMT, 5.00%, 11/15/2030	1,000	1,076
Series B, Rev., AMT, 5.00%, 11/15/2033	1,130	1,177
Series B, Rev., AMT, 5.00%, 11/15/2036	3,335	3,461
City of Austin, Electric Utility Revenue,
Series B, Rev., 5.00%, 11/15/2037	1,505	1,654
Series B, Rev., 5.00%, 11/15/2038	1,340	1,468
Series B, Rev., 5.00%, 11/15/2044	1,000	1,064

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	195

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Austin, Refunding & Public Improvement, GO, 5.00%, 09/01/2033	620	707
City of Austin, Water & Wastewater System Revenue, Rev., 5.00%, 11/15/2041	7,000	7,363
City of Dallas Housing Finance Corp., Midpark Towers, Rev., 0.35%, 01/01/2024 (z)	120	118
City of Dallas Waterworks & Sewer System Revenue, Series C, Rev., 4.00%, 10/01/2031	2,000	2,123
City of Dallas, Waterworks & Sewer System Revenue,
Series C, Rev., 4.00%, 10/01/2039	7,470	7,581
Series C, Rev., 4.00%, 10/01/2040	1,000	1,009
Series C, Rev., 5.00%, 10/01/2029	1,125	1,278
City of Eagle Pass, Certificates Obligation,
GO, AGM, 4.00%, 03/01/2039	500	495
GO, AGM, 4.00%, 03/01/2041	680	671
City of Fort Worth, GO, 4.00%, 03/01/2030	1,150	1,226
City of Garland, Certificates Obligation, GO, 5.00%, 02/15/2024	275	281
City of Haslet, Improvement Area Second Project, Special Assessment, 3.25%, 09/01/2031 (e)	500	412
City of Houston Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 4.00%, 07/01/2040	3,570	3,304
Series A, Rev., AMT, 5.00%, 07/01/2024	1,000	1,021
Series A, Rev., AMT, 5.00%, 07/01/2028	1,000	1,069
Series A, Rev., AMT, 5.00%, 07/01/2034	2,500	2,676
Series B, Rev., 5.00%, 07/01/2027	1,995	2,178
City of Houston Airport System Revenue, United Airlines, Inc. Terminal, Rev., AMT, 4.00%, 07/15/2041	3,365	2,851
City of Houston Combined Utility System Revenue, First Lien, Series A, Rev., 4.00%, 11/15/2033	1,200	1,264
City of Houston Hotel Occupancy Tax & Special Revenue, Convention & Entertainment,
Rev., 4.00%, 09/01/2023	50	51
Rev., 4.00%, 09/01/2024	150	152
Rev., 4.00%, 09/01/2025	45	46
Rev., 4.00%, 09/01/2029	280	293
City of Houston, Airport System Revenue, Series C, Rev., AMT, 5.00%, 07/01/2028	470	502
City of Houston, Airport System Revenue, Special Facilities, United Airlines, Inc., Rev., AMT, 5.00%, 07/15/2028	600	608
City of Houston, Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 5.00%, 07/01/2028	890	952
Series B, Rev., 5.00%, 07/01/2026	1,000	1,075

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Houston, Combined Utility System Revenue, First Lien,
Series A, Rev., 5.00%, 11/15/2029	1,100	1,251
Series C, Rev., 5.00%, 11/15/2029	1,850	2,105
City of Justin, Timberbrook Public Improvement, Special Assessment, 3.00%, 09/01/2031 (e)	315	270
City of Kyle, 6 Creeks Public Improvement, Special Assessment, 2.63%, 09/01/2025 (e)	330	306
City of Laredo, Certificates Obligation, GO, 5.00%, 02/15/2033	1,070	1,153
City of Lubbock Electric Light & Power System Revenue,
Rev., 5.00%, 04/15/2026	800	853
Rev., 5.00%, 04/15/2027	785	852
Rev., 5.00%, 04/15/2028	900	993
City of McKinney Waterworks & Sewer System Revenue, Rev., 5.00%, 03/15/2026	350	374
City of Mesquite, Waterworks & Sewer System Revenue, Rev., 4.00%, 03/01/2023	95	95
City of Palestine, Certificates Obligation, GO, AGM, 4.00%, 02/15/2046	5,000	4,720
City of San Antonio Electric & Gas Systems Revenue,
Rev., 4.00%, 02/01/2030	1,660	1,767
Rev., 5.00%, 02/01/2025	3,095	3,236
City of San Antonio Electric & Gas Systems Revenue, Junior Lien,
Rev., 4.00%, 02/01/2037	1,000	990
Rev., (SIFMA Municipal Swap Index + 0.87%), 4.53%, 02/01/2048 (aa)	3,000	3,000
Rev., 5.00%, 02/01/2048 (p)	160	160
Series D, Rev., 1.13%, 12/01/2045 (z)	6,510	5,718
City of San Antonio, Electric & Gas Systems Revenue, Rev., 4.00%, 02/01/2027	2,000	2,096
City of San Antonio, Electric & Gas Systems Revenue, Junior Lien, Rev., 5.00%, 02/01/2043 (p)	4,350	4,356
Cleburne Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2036	1,065	1,118
Clifton Higher Education Finance Corp., Idea Public School,
Series A, Rev., 4.00%, 08/15/2035	415	405
Series A, Rev., 4.00%, 08/15/2047	1,300	1,158
Series T, Rev., PSF-GTD, 4.00%, 08/15/2036	700	694
Series T, Rev., PSF-GTD, 4.00%, 08/15/2047	1,175	1,092
Series T, Rev., PSF-GTD, 5.00%, 08/15/2023	60	61

SEE NOTES TO FINANCIAL STATEMENTS.

196	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series T, Rev., PSF-GTD, 5.00%, 08/15/2024	65	67
Series T, Rev., PSF-GTD, 5.00%, 08/15/2025	70	74
Series T, Rev., PSF-GTD, 5.00%, 08/15/2026	55	59
Series T, Rev., PSF-GTD, 5.00%, 08/15/2027	30	33
Series T, Rev., PSF-GTD, 5.00%, 08/15/2028	40	44
Series T, Rev., PSF-GTD, 5.00%, 08/15/2030	215	244
Clifton Higher Education Finance Corp., Idea Public Schools, Rev., PSF-GTD, 5.00%, 08/15/2026	1,840	1,975
Clifton Higher Education Finance Corp., International Leadership of Texas,
Rev., PSF-GTD, 4.00%, 08/15/2023	75	76
Rev., PSF-GTD, 4.00%, 08/15/2024	115	117
Rev., PSF-GTD, 4.00%, 08/15/2025	145	149
Conroe Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2024	750	768
County of Bexar,
GO, 4.00%, 06/15/2040	11,085	10,859
GO, 5.00%, 06/15/2031 (p)	1,500	1,618
County of Dallas, Certificates of Obligation, GO, 5.00%, 08/15/2041	2,550	2,851
County of El Paso, Series A, GO, 5.00%, 02/15/2027	1,430	1,525
County of Harris,
Series A, GO, 5.00%, 10/01/2024	1,900	1,975
Series A, GO, 5.00%, 10/01/2029	1,150	1,309
County of Harris, Subordinate, Series A, GO, 5.00%, 08/15/2026	1,750	1,889
County of Nueces, GO, 5.00%, 02/15/2029	460	515
Cypress-Fairbanks Independent School District, School Building, Series B2, GO, PSF-GTD, 0.28%, 02/15/2040 (z)	1,410	1,349
Dallas Area Rapid Transit,
Series A, Rev., 5.00%, 12/01/2029 (p)	1,890	2,014
Series A, Rev., 5.00%, 12/01/2046 (p)	2,000	2,131
Dallas Area Rapid Transit, Senior Lien, Rev., 5.00%, 12/01/2032	1,000	1,137
Dallas Fort Worth International Airport, Series B, Rev., 5.00%, 11/01/2050	4,000	4,167
Dallas Fort Worth International Airport, Dallas Fort Worth International,
Rev., 5.00%, 11/01/2025	1,825	1,935
Rev., 5.00%, 11/01/2026	2,850	3,081
Del Valle Independent School District,
GO, PSF-GTD, 4.00%, 06/15/2031	3,085	3,302
GO, PSF-GTD, 4.00%, 06/15/2032	3,405	3,634
GO, PSF-GTD, 4.00%, 06/15/2033	5,740	6,107
GO, PSF-GTD, 4.00%, 06/15/2034	3,280	3,461
GO, PSF-GTD, 5.00%, 06/15/2026	1,750	1,889

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Denton Independent School District, GO, PSF-GTD, 5.00%, 08/15/2027	1,000	1,095
Eagle Mountain & Saginaw Independent School District, GO, PSF-GTD, 5.00%, 08/15/2026	1,000	1,081
Forney Independent School District, Series B, GO, PSF-GTD, 5.00%, 08/15/2033	1,555	1,812
Fort Bend Grand Parkway Toll Road Authority,
Series A, Rev., CNTY GTD, 5.00%, 03/01/2026	750	800
Series A, Rev., CNTY GTD, 5.00%, 03/01/2027	285	309
Series A, Rev., CNTY GTD, 5.00%, 03/01/2029	890	998
Series A, Rev., CNTY GTD, 5.00%, 03/01/2030	1,000	1,138
Fort Bend Independent School District,
Series B, GO, PSF-GTD, 0.72%, 08/01/2051 (z)	640	569
Series B, GO, PSF-GTD, 0.88%, 08/01/2050 (z)	860	803
Frisco Independent School District, school Building, Series A, GO, PSF-GTD, 4.00%, 08/15/2032	2,140	2,190
Galveston Independent School District, GO, PSF-GTD, 5.00%, 02/01/2031	670	763
Galveston Public Facility Corp., The Oleanders At Broadway, Rev., HUD, 0.47%, 08/01/2025 (z)	560	527
Goose Creek Consolidated Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	900	963
Grand Parkway Transportation Corp., Grand Parkway System, Rev., 4.00%, 10/01/2045	10,125	9,209
Grand Parkway Transportation Corp., Subordinated Tier Toll, Series B, Rev., 5.00%, 04/01/2053 (p)	100	102
Gregory-Portland Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2023	1,000	1,002
Hale Center Education Facilities Corp., Wayland Baptist University Project, Rev., 5.00%, 03/01/2034	1,265	1,321
Harlandale Independent School District, GO, PSF-GTD, 0.75%, 08/15/2045 (z)	465	440
Harlandale Independent School District, Variable Maintenance Tax Notes, GO, BAM, 2.00%, 08/15/2040 (z)	350	344
Harlingen Consolidated Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	80	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	197

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Harris County Cultural Education Facilities Finance Corp., Medical Facilities Mortgage Revenue, Rev., (ICE LIBOR USD 1 Month * 0.70 + 0.65%), 3.53%, 11/15/2046 (aa)	1,130	1,131
Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital,
Rev., 4.00%, 10/01/2041	3,205	3,089
Rev., 5.00%, 10/01/2051 (z)	3,000	3,387
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Series A, Rev., 0.90%, 05/15/2050 (z)	6,315	5,851
Harris County Flood Control District, Series A, GO, 5.00%, 10/01/2029	1,700	1,943
Harris County Toll Road Authority, First Lien, Rev., 5.00%, 08/15/2030	1,200	1,379
Harris County, Cultural Education Facilities Finance Corp., Memorial Hermann, Rev., 5.00%, 06/01/2032 (z)	1,000	1,033
Harris County, Toll Road Authority, Senior Lien, Series A, Rev., 5.00%, 08/15/2024	100	104
Hidalgo County Regional Mobility Authority, Senior Lien,
Series A, Rev., 5.00%, 12/01/2032	1,000	1,046
Series A, Rev., 5.00%, 12/01/2033	575	599
Series A, Rev., 5.00%, 12/01/2034	750	777
Housing Options, Inc., The Oaks Project, Rev., 0.50%, 08/01/2041 (z)	240	220
Houston Higher Education Finance Corp., Houston Baptist University, Rev., 4.00%, 10/01/2051	1,100	875
Houston Housing Finance Corp., Temenos Place Apartments, Rev., 0.29%, 08/01/2024 (z)	60	59
Katy Independent School District, Series B, GO, PSF-GTD, 5.00%, 02/15/2036	2,475	2,618
Kilgore Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	450	481
Lake Houston Redevelopment Authority, Rev., 4.00%, 09/01/2035	250	234
Longview Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	575	576
Love Field Airport Modernization Corp., Southwest Airlines Co. Project, Rev., AMT, 5.00%, 11/01/2028	2,000	1,998
Lower Colorado River Authority,
Rev., AGM, 5.00%, 05/15/2031	4,795	5,544
Rev., AGM, 5.00%, 05/15/2032	5,040	5,803
Lower Colorado River Authority, LCRA Transmission Services,
Rev., 5.00%, 05/15/2023	2,265	2,279
Rev., 5.00%, 05/15/2027	700	757

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Lower Colorado, River Authority, Transmission Services Contract, Rev., 5.00%, 05/15/2029	100	111
Matagorda County Navigation District No. 1, Central Power & Light Co., Rev., 2.60%, 11/01/2029	3,500	3,110
Matagorda County Navigation District No. 1, Central Power and Light Co., Rev., AMT, 0.90%, 05/01/2030 (z)	4,945	4,854
Medina Valley Independent School District, GO, PSF-GTD, 0.82%, 02/15/2051 (z)	615	559
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Contractual Obligation, Series B, Rev., 5.00%, 11/01/2025	435	463
Midland County Public Facility Corp., Palladium West Francis, Rev., 0.35%, 06/01/2024 (z)	3,000	2,950
New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A, Rev., 5.00%, 08/15/2047	1,000	1,024
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Rev., 4.00%, 11/01/2049	100	76
Newark Higher Education Finance Corp., Austin Achieve Public Schools, Rev., PSF-GTD, 5.00%, 06/15/2038	1,365	1,531
North Central Texas Housing Finance Corp., Bluebonnet Ridge Apartment, Rev., 0.38%, 08/01/2040 (z)	505	475
North East Independent School District, Series C, GO, PSF-GTD, 2.05%, 08/01/2046 (z)	2,665	2,643
North Fort Bend Water Authority, Rev., BAM, 5.00%, 12/15/2026	1,520	1,650
North Texas Municipal Water District Water System Revenue, Rev., 3.00%, 09/01/2041	575	475
North Texas Tollway Authority,
Series A, Rev., 5.00%, 01/01/2029	1,800	1,906
Series B, Rev., 5.00%, 01/01/2027	1,150	1,198
North Texas Tollway Authority, Capital Appreciation, First Tier, Rev., AGC, Zero Coupon, 01/01/2030	1,500	1,164
North Texas Tollway Authority, First Tier, Series A, Rev., 5.00%, 01/01/2025 (p)	345	345
North Texas Tollway Authority, First Tier Bonds,
Series A, Rev., 4.00%, 01/01/2035	2,000	2,044
Series A, Rev., 5.00%, 01/01/2037	1,500	1,651
Series A, Rev., 5.00%, 01/01/2040	4,000	4,304
North Texas Tollway Authority, Second Tier,
Rev., 5.00%, 01/01/2048	2,335	2,403

SEE NOTES TO FINANCIAL STATEMENTS.

198	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series B, Rev., 4.00%, 01/01/2035	1,000	1,023
Series B, Rev., 4.00%, 01/01/2037	1,000	1,001
Series B, Rev., 5.00%, 01/01/2027	215	227
Series B, Rev., 5.00%, 01/01/2033	1,000	1,062
North Texas Tollway Authority, System First Tier, Rev., 5.00%, 01/01/2023 (p)	365	365
North Texas Tollway Authority, Unrefunded First Tier, Series A, Rev., 5.00%, 01/01/2025	45	45
Northside Independent School District, GO, PSF-GTD, 0.70%, 06/01/2050 (z)	13,550	12,770
Odessa Junior College District, Consolidated Fund,
Rev., AGM, 4.00%, 07/01/2024	1,000	1,016
Rev., AGM, 4.00%, 07/01/2026	1,015	1,054
Pasadena Independent School District, GO, PSF-GTD, 5.00%, 02/15/2047	2,000	2,197
Pearland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	1,075	1,149
Permanent University Fund—University of Texas System, Permanent University Fund Bonds, Rev., 5.00%, 07/01/2028	800	897
Port Authority of Houston of Harris County Texas,
Rev., 5.00%, 10/01/2026	850	920
Rev., 5.00%, 10/01/2028	1,250	1,394
Rev., 5.00%, 10/01/2029	1,250	1,412
Port Beaumont Navigation District, Jefferson Gulf Coast Energy,
Rev., AMT, 2.00%, 01/01/2027 (e)	550	482
Rev., AMT, 2.25%, 01/01/2029 (e)	800	660
Rev., AMT, 2.88%, 01/01/2041 (e)	120	79
Port of Beaumont Industrial Development Authority, Taxable Jefferson Gulf Coast Energy, Rev., 4.10%, 01/01/2028 (e)	3,000	2,440
Port of Port Arthur Navigation District, Motiva Enterprises, Rev., VRDO, 4.46%, 01/06/2023 (z)	13,600	13,600
Prosper Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2030	25	29
Rockwall Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2038	1,000	1,111
Round Rock Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2031	1,000	1,138
San Antonio Education Facilities Corp., University of The Incarnate Word,
Rev., 4.00%, 04/01/2038	2,065	1,833
Rev., 4.00%, 04/01/2041	1,000	854
San Antonio Housing Trust Finance Corp., The Arbors At West Avenue, Rev., HUD, 1.45%, 03/01/2026 (z)	805	767
San Antonio Water System, Series 2013F, Rev., 1.00%, 05/01/2043 (z)	5,000	4,449

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
San Antonio Water System, Junior Lien, Series A, Rev., 5.00%, 05/15/2043	3,500	3,674
Spring Branch Independent School District, GO, PSF-GTD, 5.00%, 02/01/2023	65	65
State of Texas, Series B, GO, 4.00%, 08/01/2030	60	62
State of Texas, Mobility Fund, Series B, GO, 5.00%, 10/01/2032	14,655	15,492
State of Texas, Water Financial Assistance,
GO, 5.00%, 08/01/2024	125	129
Series B, GO, 5.00%, 08/01/2037	1,000	1,041
Strategic Housing Finance Corp. of Travis County, ECG Yager LP Yager, Rev., 0.46%, 09/01/2041 (z)	2,500	2,322
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health, Series A, Rev., 5.00%, 11/15/2045	2,195	2,252
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health Project, Rev., 5.50%, 11/15/2047	12,415	13,681
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott And White Health,
Rev., 5.00%, 11/15/2052 (z)	4,455	4,863
Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series B, Rev., 5.00%, 07/01/2035	1,110	1,179
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Taxable,
Rev., AGM, 1.36%, 09/01/2024	800	755
Rev., AGM, 1.39%, 09/01/2025	600	546
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas,
Rev., 5.00%, 10/01/2030	1,000	1,140
Rev., 5.00%, 10/01/2037	1,000	1,085
Texas Department of Housing & Community Affairs,
Series A, Rev., GNMA COLL, 4.00%, 03/01/2050	410	412
Series B, Rev., GNMA COLL, 6.00%, 03/01/2053	600	662
Texas Department of Housing & Community Affairs, Corona Del Valle, Rev., HUD, 0.37%, 08/01/2025 (z)	380	371
Texas Department of Housing & Community Affairs, Palladium Simpson Stuart Apartments, Rev., 0.35%, 01/01/2025 (z)	1,290	1,239
Texas Department of Housing & Community Affairs, Social Bond, Series A, Rev., GNMA, 3.50%, 07/01/2052	1,145	1,123

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	199

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Texas Department of Housing & Community Affairs, Social Bonds, Series A, Rev., GNMA, 3.00%, 01/01/2052	2,250	2,171
Texas Municipal Gas Acquisition & Supply Corp. III,
Rev., 5.00%, 12/15/2025	1,305	1,339
Rev., 5.00%, 12/15/2028	4,950	5,136
Rev., 5.00%, 12/15/2030	3,300	3,429
Rev., 5.00%, 12/15/2031	2,000	2,075
Texas Municipal Gas Acquisition and Supply Corp. I, Series D, Rev., 6.25%, 12/15/2026	4,555	4,795
Texas Municipal Power Agency, Rev., AGM, 3.00%, 09/01/2038	500	419
Texas Private Activity Bond Surface Transportation Corp., Rev., AMT, 5.00%, 06/30/2058	11,920	11,369
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group,
Rev., 4.00%, 12/31/2030	3,970	3,967
Rev., 4.00%, 06/30/2033	1,000	990
Texas Transportation Commission, Transportation Commission Mobility, GO, 0.65%, 10/01/2041 (z)	4,500	4,096
Texas Water Development Board, Master Trust, Rev., 4.00%, 10/15/2033	1,000	1,061
Texas Water Development Board, Revolving Fund,
Rev., 4.00%, 08/01/2038	500	506
Rev., 5.00%, 08/01/2024	250	259
Rev., 5.00%, 08/01/2028	125	140
Series A, Rev., 5.00%, 10/15/2028	100	112
Texas Water Development Board, State Revolving Fund, Rev., 5.00%, 08/01/2027	2,835	3,128
Texas Water Development Board, State Water Implementation Fund,
Series A, Rev., 4.00%, 10/15/2033	1,900	1,975
Series A, Rev., 5.00%, 04/15/2026	100	108
Series A, Rev., 5.00%, 10/15/2030	500	531
Series A, Rev., 5.00%, 10/15/2047	2,480	2,598
Series B, Rev., 5.00%, 04/15/2049	11,535	12,163
Texas Water Development Board, State Water Implementation Revenue, Rev., 5.25%, 10/15/2046	2,000	2,111
Tomball Independent School District, School Building, Series B2, GO, PSF-GTD, 0.26%, 02/15/2039 (z)	3,055	2,915
Travis County Housing Finance Corp., Airport Gateway Apartments, Rev., 4.13%, 06/01/2045 (z)	190	191
Travis County Housing Finance Corp., Montopolis Apartments, Rev., 0.40%, 07/01/2041 (z)	1,930	1,821

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Trinity River Authority Central Regional Wastewater System Revenue, Rev., 5.00%, 08/01/2029	1,500	1,708
University of Houston, Series A, Rev., 5.00%, 02/15/2041	2,000	2,181
University of Texas, Series C, Rev., 5.00%, 08/15/2028	100	113
Upper Trinity Regional Water District, Rev., 4.00%, 08/01/2024	900	914
Upper Trinity Regional Water District, Regional Treated Water Supply, Rev., BAM, 3.00%, 08/01/2023	715	715
Uptown Development Authority,
Tax Allocation, 4.00%, 09/01/2033	400	381
Tax Allocation, 4.00%, 09/01/2035	995	929
Waco Educational Finance Corp., Baylor University Issue, Series A, Rev., 4.00%, 03/01/2036	750	755

		498,509

Utah — 0.5%
City of Salt Lake City Airport Revenue,
Series A, Rev., AMT, 5.00%, 07/01/2028	1,750	1,871
Series A, Rev., AMT, 5.00%, 07/01/2037	5,000	5,257
County of Utah, IHC Health Services, Inc., Series B, Rev., 5.00%, 05/15/2060 (z)	2,625	2,795
Downtown East Streetcar Sewer Public Infrastructure District, Senior Lien, Series A, GO, 6.00%, 03/01/2053 (e)	1,415	1,391
Granite School District Board of Education, GO, SCH BD GTY, 5.00%, 06/01/2024	150	155
Intermountain Power Agency, Series A, Rev., 5.00%, 07/01/2030	500	577
Provo School District, GO, SCH BD GTY, 5.00%, 06/15/2028	2,000	2,235
Red Bridge Public Infrastructure District No. 1, Senior Infrastructure District, Series 1A, GO, 3.63%, 02/01/2035 (e)	600	475
State of Utah,
GO, 5.00%, 07/01/2024	100	103
GO, 5.00%, 07/01/2030	2,000	2,268
Series B, GO, 5.00%, 07/01/2025	2,250	2,382
Series B, GO, 5.00%, 07/01/2029	100	113
University of Utah (The), Series A, Rev., 5.00%, 08/01/2039	1,505	1,612
University of Utah, Board of Regents, Series A, Rev., 4.00%, 08/01/2040	1,750	1,714
Utah Housing Corp., Drawdown New City, Rev., HUD, 3.50%, 08/01/2025 (z)	900	896
Utah Telecommunication Open Infrastructure Agency,
Rev., 5.00%, 06/01/2025	115	121
Rev., 5.00%, 06/01/2027	130	140
Rev., 5.00%, 06/01/2031	210	238

SEE NOTES TO FINANCIAL STATEMENTS.

200	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Utah— continued
Rev., 5.25%, 06/01/2035	700	793
Rev., 5.25%, 06/01/2037	2,250	2,515
Utah Transit Authority, Series A, Rev., 5.25%, 06/15/2023	85	86
Vineyard Redevelopment Agency,
Tax Allocation, AGM, 5.00%, 05/01/2023	725	729
Tax Allocation, AGM, 5.00%, 05/01/2024	190	195
Tax Allocation, AGM, 5.00%, 05/01/2025	615	645

		29,306

Vermont — 0.0% (g)
Vermont Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 11/01/2049	310	311
Vermont Municipal Bond Bank, Vermont State Colleges System, Series A, Rev., 4.00%, 10/01/2034	250	263
Vermont Student Assistance Corp., Series A, Rev., AMT, 2.38%, 06/15/2039	595	511

		1,085

Virgin Islands — 0.0% (g)
Matching Fund Special Purpose Securitization Corp., Series A, Rev., 5.00%, 10/01/2027	1,505	1,552

Virginia — 1.8%
Albemarle County Economic Development Authority, Westminster Canterbury of the Blue Ridge, Rev., 4.00%, 06/01/2035	1,365	1,245
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution,
Rev., BAN, 5.00%, 11/01/2023	1,000	1,009
Rev., 5.00%, 07/01/2051	4,000	3,930
Chesapeake Hospital Authority, Chesapeake Regional Medical Center, Rev., 5.00%, 07/01/2030	300	329
Chesapeake Hospital Authority, Regional Medical Center, Rev., 5.00%, 07/01/2028	550	598
Commonwealth of Virginia, Series B, GO, 5.00%, 06/01/2027	3,000	3,228
County of Fairfax, Public Improvement, Series A, GO, 5.00%, 10/01/2031 (p)	945	1,015
Fairfax County Industrial Development Authority, Inova Health System Project, Rev., 5.00%, 05/15/2029	2,000	2,262
Fairfax County Redevelopment & Housing Authority, Arrowbrook Apartments Project, Rev., 0.41%, 01/01/2041 (z)	225	215
Fairfax County Redevelopment & Housing Authority, One University Senior Apartments, Rev., 1.25%, 12/01/2025 (z)	4,680	4,463

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
FHLMC Multifamily VRD Certificates, Series M67, Rev., 2.25%, 12/15/2037	979	755
Hampton Roads Transportation Accountability Commission, Senior Lien,
Series A, Rev., 5.00%, 07/01/2031	1,500	1,727
Series A, Rev., 5.00%, 07/01/2032	4,495	5,163
Series A, Rev., 5.00%, 07/01/2038 (p)	1,000	1,114
Series A, Rev., 5.00%, 07/01/2039	2,100	2,321
Henrico County Economic Development Authority, Westminster Canterbury Richmond, Rev., 5.00%, 10/01/2042	100	105
Hopewell Redevelopment & Housing Authority, Hopewell Heights Apartment, Rev., HUD, 0.49%, 12/01/2024 (z)	750	724
James City County Economic Development Authority, Williamsburg Landing, Series A, Rev., 4.00%, 12/01/2035	150	129
Louisa Industrial Development Authority, Virginia Electric And Power Co. Project, Series B, Rev., 0.75%, 11/01/2035 (z)	2,125	1,926
Lynchburg Economic Development Authority, Centra Health Obligation Group,
Rev., 3.00%, 01/01/2051	4,750	3,279
Rev., 4.00%, 01/01/2038	1,100	1,057
Rev., 5.00%, 01/01/2029	700	754
Norfolk Airport Authority, Rev., 5.00%, 07/01/2038	1,175	1,233
Upper Occoquan Sewage Authority,
Rev., 4.00%, 07/01/2033 (p)	2,630	2,717
Rev., 5.00%, 07/01/2027 (p)	2,485	2,626
Virginia Beach Development Authority, Westminster Canterbury, Rev., 5.00%, 09/01/2044	2,215	2,026
Virginia College Building Authority, Series B, Rev., 5.00%, 09/01/2023	1,000	1,014
Virginia College Building Authority, 21st Century College and Equipment,
Rev., 5.00%, 02/01/2029	1,000	1,131
Rev., 5.00%, 02/01/2033	3,750	4,286
Virginia College Building Authority, Marymount University Project, Series A, Rev., 5.00%, 07/01/2045 (e)	1,000	948
Virginia College Building Authority, Regent University Project, Rev., 5.00%, 06/01/2023	165	165
Virginia Commonwealth Transportation Board, Rev., 5.00%, 05/15/2027	1,500	1,648
Virginia Housing Development Authority, Series G, Rev., 5.05%, 11/01/2047	1,750	1,784
Virginia Port Authority Commonwealth Port Fund, Rev., AMT, 5.00%, 07/01/2039 (p)	1,955	2,047
Virginia Public Building Authority, Series A, Rev., 4.00%, 08/01/2027 (p)	2,000	2,013

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	201

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Virginia Public Building Authority, Bidding Group 1, Series A, Rev., 5.00%, 08/01/2033	1,000	1,182
Virginia Resources Authority, Series A, Rev., 5.00%, 11/01/2024 (p)	105	107
Virginia Resources Authority, Virginia Pooled Financing, Rev., 5.00%, 11/01/2028	1,510	1,702
Virginia Resources Authority, Virginia Pooled Financing Program, Rev., 5.00%, 11/01/2028	1,000	1,129
Virginia Small Business Financing Authority, Lifespire of Virginia, Rev., 3.00%, 12/01/2023	35	34
Virginia Small Business Financing Authority, National Senior Campuses,
Series A, Rev., 5.00%, 01/01/2025	700	718
Series A, Rev., 5.00%, 01/01/2032	1,500	1,615
Virginia Small Business Financing Authority, Senior Lien 95 Express,
Rev., AMT, 5.00%, 07/01/2032	400	426
Rev., AMT, 5.00%, 07/01/2033	2,320	2,463
Rev., AMT, 5.00%, 01/01/2036	200	207
Rev., AMT, 5.00%, 07/01/2037	1,000	1,026
Virginia Small Business Financing Authority, Senior Lien, 495 Hot,
Rev., AMT, 5.00%, 06/30/2040	3,735	3,837
Rev., AMT, 5.00%, 06/30/2041	3,470	3,546
Rev., AMT, 5.00%, 12/31/2047	1,000	1,006
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River,
Rev., AMT, 3.00%, 01/01/2041	8,740	6,620
Rev., AMT, 4.00%, 01/01/2030	3,125	3,113
Rev., AMT, 4.00%, 01/01/2033	1,500	1,479
Rev., AMT, 4.00%, 01/01/2034	2,250	2,207
Virginia Small Business Financing Authority, Transform 66 P3 Project,
Rev., AMT, 5.00%, 12/31/2047	1,800	1,723
Rev., AMT, 5.00%, 12/31/2052	8,425	7,939
Rev., AMT, 5.00%, 12/31/2056	1,000	931
Wise County Industrial Development Authority, Electric and Power Company Project, Series A, Rev., 0.75%, 10/01/2040 (z)	4,500	4,079

		108,075

Washington — 2.8%
Central Puget Sound Regional Transit Authority, Green Bond, Series S1, Rev., 5.00%, 11/01/2035 (p)	1,085	1,155
Chelan County Public Utility District No. 1, Series C, Rev., AMT, 5.00%, 07/01/2026	1,285	1,369
City of Seattle Municipal Light & Power Revenue, Series B, Rev., (SIFMA Municipal Swap Index + 0.25%), 3.91%, 05/01/2045 (aa)	2,960	2,902

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
City of Seattle Municipal Light & Power Revenue, Green Bond, Series A, Rev., 4.00%, 07/01/2040	1,300	1,290
City of Seattle, Drainage & Wastewater Revenue, Rev., 4.00%, 05/01/2044	945	927
City of Seattle, Municipal Light & Power Revenue, Rev., 4.00%, 09/01/2040	1,000	992
Clark County Public Utility District No. 1, Rev., 4.00%, 01/01/2034	665	703
County of Grant, GO, 5.25%, 12/01/2047	1,000	1,103
County of King, Series A, GO, 5.00%, 12/01/2034	1,335	1,520
County of King, Sewer Revenue, Rev., AGM, 5.00%, 01/01/2047	5,000	5,075
Energy Northwest Washington, Project 3 Electric Revenue, Series C, Rev., 5.00%, 07/01/2027	100	110
Energy Northwest, Columbia Generating Station, Rev., 4.00%, 07/01/2042	1,625	1,559
Everett Housing Authority, Baker Heights Legacy, Rev., 0.30%, 09/01/2024 (z)	575	560
Grant County, Public Utility District No. 2, Electric Revenue,
Series 2017-O, Rev., 5.00%, 01/01/2047	4,950	5,166
Series R, Rev., 2.00%, 01/01/2044 (z)	1,500	1,447
HopeSource III Portfolio Projects, Rev., 1.25%, 01/01/2025 (z)	2,765	2,688
King & Snohomish Counties School District No. 417 Northshore, GO, SCH BD GTY, 4.00%, 12/01/2032	1,000	1,017
King County Housing Authority, Rev., 5.00%, 11/01/2029	1,325	1,468
Pierce County School District No. 10 Tacoma, Social Bonds, Series B, GO, SCH BD GTY, 4.00%, 12/01/2042	10,000	9,917
Port of Seattle, Series C, Rev., AMT, 5.00%, 04/01/2028	500	512
Port of Seattle Industrial Development Corp., Special Facilities Delta Airline, Rev., AMT, 5.00%, 04/01/2030	2,000	2,000
Port of Seattle, Intermediate Lien, Rev., AMT, 5.00%, 04/01/2028	2,250	2,403
Rev., AMT, 5.00%, 08/01/2028	1,000	1,072
Rev., AMT, 5.00%, 04/01/2030	4,000	4,305
Rev., AMT, 5.00%, 04/01/2032	2,110	2,258
Rev., AMT, 5.00%, 04/01/2044	2,000	2,050
Rev., AMT, 5.00%, 08/01/2046	3,500	3,598
Rev., AMT, 5.00%, 08/01/2047	1,250	1,286
Rev., AMT, 5.50%, 08/01/2047	1,000	1,067
Series C, Rev., AMT, 5.00%, 08/01/2034	5,000	5,405
Seattle Housing Authority, Lam Bow Apartments Project, Rev., 1.25%, 06/01/2024	120	117

SEE NOTES TO FINANCIAL STATEMENTS.

202	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Seattle Housing Authority, Northgate Plaza Project, Rev., 1.00%, 06/01/2026	2,045	1,860
Skagit County Public Hospital District No. 1, Improvement Skagit Regional Health, Rev., 5.00%, 12/01/2031	2,145	2,234
Snohomish County School District No. 201 Snohomish, GO, SCH BD GTY, 5.00%, 12/01/2028	1,500	1,686
Spokane County School District No. 81 Spokane, Series C, GO, SCH BD GTY, 5.00%, 12/01/2034	2,000	2,173
State of Washington,
Series 2020A, GO, 5.00%, 08/01/2038	1,500	1,638
Series 2021A, GO, 5.00%, 06/01/2034	1,000	1,142
Series A1, GO, 5.00%, 08/01/2040	13,645	14,131
Series A3, GO, 5.00%, 08/01/2044	1,000	1,097
Series A, GO, 5.00%, 08/01/2036	1,475	1,644
Series A, GO, 5.00%, 08/01/2040	3,890	4,230
Series B, GO, 5.00%, 07/01/2025	75	79
Series B, GO, 5.00%, 06/01/2035	4,760	5,363
Series D, GO, 4.00%, 07/01/2033	2,000	2,136
Series R, GO, 5.00%, 02/01/2031	1,000	1,169
Series R, GO, 5.00%, 08/01/2031	750	882
Series RC, GO, 5.00%, 08/01/2029	100	109
Series R-2017A, GO, 5.00%, 08/01/2034	1,840	1,960
Series R-2022B, GO, 4.00%, 02/01/2035	500	522
State of Washington, Bid Group, Series C, GO, 5.00%, 02/01/2024	1,000	1,023
State of Washington, MVFT/VRF GO Bonds,
Series F, GO, 5.00%, 06/01/2034	4,080	4,696
Series F, GO, 5.00%, 06/01/2038	2,775	3,080
State of Washington, Various Purpose, Series 2015A1, GO, 5.00%, 08/01/2036	11,200	11,493
Thurston County School District No. 111 Olympia, GO, SCH BD GTY, 5.00%, 12/01/2026	1,275	1,388
University of Washington, Series C, Rev., 5.00%, 04/01/2026	1,500	1,608
Washington Health Care Facilities Authority, Fred Hutchinson Cancer, Series C, Rev., (SIFMA Municipal Swap Index + 1.05%), 4.71%, 01/01/2042 (p) (aa)	13,000	13,000
Washington Health Care Facilities Authority, Multicare Health System, Series B, Rev., 5.00%, 08/15/2037	1,200	1,249
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance,
Rev., 4.00%, 12/01/2040 (e)	860	823
Rev., 4.00%, 09/01/2050	5,000	4,425
Rev., 5.00%, 09/01/2045	1,000	1,029
Washington State Housing Finance Commission,
Series A1, Rev., 3.50%, 12/20/2035	1,920	1,692

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Series 2N, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 12/01/2050	745	724
Washington State Housing Finance Commission, Downtowner Apartments Project, Rev., LIQ: FHLMC, 3.70%, 07/01/2030	2,000	2,007
Washington State Housing Finance Commission, Garden Haus Apartments Project, Rev., 0.37%, 07/01/2024 (z)	350	343
Washington State Housing Finance Commission, Horizon House Project, Rev., 5.00%, 01/01/2023 (e)	275	275
Washington State Housing Finance Commission, Rockwood Retirement Communities, Rev., 3.00%, 07/01/2027 (e)	1,000	875
Washington State Housing Finance Commission, Social Bond, Series 2N, Rev., GNMA/FNMA/FHLMC, 3.00%, 06/01/2051	975	937

		161,763

West Virginia — 0.1%
Marshall University, Series A, Rev., AGM, 5.00%, 05/01/2030	300	339
Monongalia County Commission Excise Tax District, Series A, Rev., 4.13%, 06/01/2043 (e)	500	434
Monongalia County Commission Special District, Refunding and Improvement, University Town Center, Series A, Rev., 5.50%, 06/01/2037 (e)	1,050	1,057
Monongalia County Commission Special District, University Town Center, Series A, Rev., 5.75%, 06/01/2043 (e)	500	504
West Virginia Economic Development Authority, Appalachian Power Company Amos Project, Rev., AMT, 1.00%, 01/01/2041 (z)	2,765	2,546
West Virginia Hospital Finance Authority, WV United Health System Obligated Group, Rev., 5.38%, 06/01/2038 (p)	2,000	2,018
West Virginia Parkways Authority, Senior Lien, Rev., 5.00%, 06/01/2038	1,000	1,108

		8,006

Wisconsin — 2.5%
City of Milwaukee, Promissory Notes, Series N4, GO, 5.00%, 04/01/2030	10,150	11,298
City of Milwaukee, Sewerage System Revenue, Series S7, Rev., 5.00%, 06/01/2026	2,665	2,845

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	203

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
County of Milwaukee, Airport Revenue, Series A, Rev., 5.00%, 12/01/2028	250	280
Milwaukee Metropolitan Sewerage District, Green Bond, Series A, GO, 3.00%, 10/01/2031	1,700	1,667
Public Finance Authority, Appalachian Healthcare System,
Rev., 5.00%, 07/01/2036	350	366
Rev., 5.00%, 07/01/2037	300	312
Rev., 5.00%, 07/01/2039	350	361
Public Finance Authority, Carmelite System, Social Bonds, Rev., 5.00%, 01/01/2045	1,105	1,062
Public Finance Authority, Celanese Project, Series C, Rev., AMT, 4.30%, 11/01/2030	3,000	2,878
Public Finance Authority, CFP3 Eastern Michigan University,
Rev., BAM, 5.00%, 07/01/2029	500	544
Rev., BAM, 5.25%, 07/01/2034	260	293
Rev., BAM, 5.25%, 07/01/2042	5,625	6,056
Rev., BAM, 5.38%, 07/01/2047	8,025	8,611
Rev., BAM, 5.50%, 07/01/2052	6,005	6,525
Public Finance Authority, CHF Wilmington LLC University, Rev., AGM, 5.00%, 07/01/2053	3,970	4,022
Public Finance Authority, Duke Energy Progress, Rev., 3.70%, 10/01/2046 (z)	1,500	1,509
Public Finance Authority, Lenoir Rhyne University,
Rev., 5.00%, 04/01/2036	1,625	1,622
Rev., 5.00%, 04/01/2037	1,705	1,684
Public Finance Authority, Point College Prep Project,
Rev., 4.00%, 06/15/2030 (e)	200	180
Rev., 5.00%, 06/15/2041 (e)	250	211
Public Finance Authority, Renown Regional Medical Center Project,
Rev., 5.00%, 06/01/2026	500	525
Rev., 5.00%, 06/01/2027	425	452
Rev., 5.00%, 06/01/2028	600	644
Rev., 5.00%, 06/01/2034	1,000	1,058
Public Finance Authority, Senior Lien, Grand Hyatt San Antonio Hotel Acquisition Project, Rev., 5.00%, 02/01/2042	4,000	3,852
Public Finance Authority, Sky Harbour Capital LLC, Rev., AMT, 4.00%, 07/01/2036	815	671
Public Finance Authority, United Methodist Retirement, Rev., 4.00%, 10/01/2026	60	59
Public Finance Authority, Variable Ref Providence St. Joseph Health, Series C, Rev., 4.00%, 10/01/2041 (z)	935	961
Public Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 1.10%, 07/01/2029 (z)	1,445	1,282
Rev., AMT, 2.63%, 11/01/2025	5,000	4,705

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
State of Wisconsin,
Series 1, GO, 5.00%, 05/01/2027	2,400	2,638
Series 3, GO, 5.00%, 11/01/2027	1,000	1,096
Series 20212, GO, 5.00%, 05/01/2026	5,850	6,304
Series B, GO, 4.00%, 05/01/2039	500	503
Series B, GO, 5.00%, 05/01/2035	10,580	11,846
University of Wisconsin Hospitals & Clinics, Green Bond University of Wisconsin Hospital, Rev., 4.00%, 04/01/2035	440	444
Wisconsin Center District, Capital Appreciation Senior Dedicated,
Series C, Rev., AGM, Zero Coupon, 12/15/2036	1,550	832
Series C, Rev., AGM, Zero Coupon, 12/15/2039	1,750	793
Series C, Rev., AGM, Zero Coupon, 12/15/2040	1,650	705
Series D, Rev., AGM, Zero Coupon, 12/15/2028	545	445
Series D, Rev., AGM, Zero Coupon, 12/15/2029	395	309
Wisconsin Department of Transportation, Series A, Rev., 5.00%, 07/01/2027	1,675	1,844
Wisconsin Health & Educational Facilities Authority,
Rev., 5.00%, 10/01/2029	5,940	6,632
Rev., 5.00%, 10/01/2030	6,355	7,191
Wisconsin Health & Educational Facilities Authority Revenue, Ascension Senior Credit Group, Rev., 5.00%, 11/15/2027	500	547
Wisconsin Health & Educational Facilities Authority Revenue, Marshfield Clinic Health System, Series B1, Rev., 5.00%, 02/15/2052 (z)	2,000	2,043
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group, Rev., 5.00%, 11/15/2035	4,500	4,665
Wisconsin Health & Educational Facilities Authority, Ascension Senior Credit Group, Rev., 5.00%, 11/15/2036	1,500	1,547
Wisconsin Health & Educational Facilities Authority, Bellin Memorial Hospital, Inc.,
Rev., 5.00%, 12/01/2045	2,500	2,583
Series B, Rev., 5.25%, 12/01/2048	3,000	3,158
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Inc.,
Series A, Rev., 5.00%, 04/01/2030	1,280	1,434
Series A, Rev., 5.00%, 04/01/2033	1,010	1,135
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Inc. Obligated, Rev., 5.00%, 04/01/2035	1,325	1,408
Wisconsin Health & Educational Facilities Authority, Gundersen Health System,
Rev., 4.00%, 10/15/2035	545	552
Rev., 4.00%, 10/15/2036	2,100	2,108

SEE NOTES TO FINANCIAL STATEMENTS.

204	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System,
Rev., 5.00%, 02/15/2051 (z)	2,600	2,717
Series B, Rev., 5.00%, 02/15/2042	1,000	1,008
Series B, Rev., 5.00%, 02/15/2046	4,550	4,559
Wisconsin Health & Educational Facilities Authority, St. John’s Communities, Inc. Project,
Series A, Rev., 5.00%, 09/15/2045 (p)	1,000	1,014
Series A, Rev., 5.00%, 09/15/2050 (p)	1,725	1,748
Wisconsin Housing & Economic Development Authority,
Series B, Rev., HUD, 0.40%, 05/01/2045 (z)	195	189
Series B, Rev., HUD, 0.50%, 11/01/2050 (z)	245	229
Series D, Rev., 4.00%, 03/01/2047	115	115
Wisconsin Housing & Economic Development Authority, Social Bond, Series A, Rev., 3.00%, 03/01/2052	890	862
Wisconsin Housing & Economic Development Authority, Social Bonds, Series C, Rev., GNMA/FHLMC/FNMA COLL, 3.00%, 09/01/2052	1,325	1,281
Wisconsin Rapids School District, GO, 5.00%, 04/01/2026	1,110	1,186

		144,205

Wyoming — 0.2%
Consolidated Municipalities Electric Power Systems Joint Powers Board, Rev., 5.25%, 06/01/2039	1,000	1,110
County of Laramie, Cheyenne Regional Medical Center,
Rev., 4.00%, 05/01/2026	615	634
Rev., 4.00%, 05/01/2028	460	481
County of Sweetwater, Idaho Power Company Project, Rev., 1.70%, 07/15/2026	1,045	973
Wyoming Community Development Authority,
Series 2, Rev., 3.00%, 06/01/2049	1,305	1,269
Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 3.60%, 01/06/2023 (z)	3,000	3,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Wyoming — continued
Series 3, Rev., GNMA/FHLMC/FNMA COLL, 3.00%, 06/01/2050	1,575	1,536

		9,003

Total Municipal Bonds (Cost $5,971,397)		5,579,731

Short-Term Investments — 3.9%
Municipal Bonds — 0.2% (t)
City of Los Angeles, Rev., TRAN, 4.00%, 06/29/2023	2,000	2,010
Katy Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	1,000	1,002
San Diego Unified School District, Series A, Rev., TRAN, 4.00%, 06/30/2023	825	830
State of Illinois, Series A, GO, 5.00%, 03/01/2023	500	501
Town of Oyster Bay, Notes, GO, 3.00%, 03/09/2023	10,000	9,998

Total Municipal Bonds		14,341

Time Deposits — 3.7%
Australia & New Zealand Banking Group Ltd., 3.69%, 01/03/2023	6,826	6,826
Citibank NA, 3.69%, 01/03/2023	14,581	14,581
Royal Bank of Canada, 3.69%, 01/03/2023	139,480	139,480
Sumitomo Mitsui Banking Corp., 3.69%, 01/03/2023	51,791	51,791
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023	1,009	1,009

Total Time Deposits		213,687

Total Short-Term Investments (Cost $228,076)		228,028

Total Investments — 99.1% (Cost—$6,200,337)		5,808,240

Other Assets in Excess of Liabilities — 0.9%		52,338

NET ASSETS — 100.0%		$5,860,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	205

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
U.S. Treasury 5 Year Note	322	03/2023	USD	34,868	(115)

Short Contracts
U.S. Treasury 10 Year Note	(25)	03/2023	USD	(2,827)	19
U.S. Treasury 2 Year Note	(80)	03/2023	USD	(16,426)	20
U.S. Treasury Ultra Bond	(25)	03/2023	USD	(3,430)	73
U.S. Ultra Treasury 10 Year Note	(105)	03/2023	USD	(12,568)	149

					261

Total unrealized appreciation (depreciation)					146

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAM	— Insured by Build America Mutual
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CNTY	— County
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HUD	— U.S. Department of Housing and Urban Development
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCH BD GTY	— School Bond Guaranty

SIFMA	— Securities Industry and Financial Markets Association
SOFR	— Secured Overnight Financing Rate
SONYMA	— State of New York Mortgage Agency
TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2022.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2022.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

206	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 2.6%
Ally Auto Receivables Trust, Series 2019-3, Class A3, 1.93%, 05/15/2024	29	29
American Express Credit Account Master Trust,
Series 2022-2, Class A, 3.39%, 05/15/2027	1,350	1,311
Series 2022-3, Class A, 3.75%, 08/15/2027	600	587
AMMC CLO 23 Ltd., (Cayman Islands), Series 2020-23A, Class A1R, (ICE LIBOR USD 3 Month + 1.04%), 5.12%, 10/17/2031 (e) (aa)	1,740	1,710
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.02%, 02/20/2027 (e)	1,150	1,043
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00%, 04/17/2028	135	136
BDS LLC, Series 2022-FL11, Class ATS, (CME Term SOFR 1 Month + 1.80%), 6.12%, 03/19/2039 (e) (aa)	1,000	977
BlueMountain CLO Ltd., (Cayman Islands), Series 2016-2A, Class A1R2, (ICE LIBOR USD 3 Month + 1.12%), 5.80%, 08/20/2032 (e) (aa)	14,500	14,094
BSPRT Issuer Ltd., (Cayman Islands), Series 2021-FL7, Class A, (ICE LIBOR USD 1 Month + 1.32%), 5.64%, 12/15/2038 (e) (aa)	1,770	1,695
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95%, 10/15/2027	280	282
Carlyle Global Market Strategies CLO Ltd., (Cayman Islands), Series 2015-5A, Class A1RR, (ICE LIBOR USD 3 Month + 1.08%), 5.32%, 01/20/2032 (e) (aa)	3,750	3,682
Carvana Auto Receivables Trust,
Series 2021-N1, Class A, 0.70%, 01/10/2028	199	185
Series 2022-P1, Class A3, 3.35%, 02/10/2027	1,465	1,409
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 05/15/2030 (e)	675	645
Dell Equipment Finance Trust, Series 2021-2, Class A2, 0.33%, 12/22/2026 (e)	408	403
Discover Card Execution Note Trust, Series 2022-A3, Class A3, 3.56%, 07/15/2027	425	413
Elmwood CLO 19 Ltd., (Cayman Islands), Series 2022-6A, Class A, (CME Term SOFR 3 Month + 2.20%), 5.82%, 10/17/2034 (e) (aa)	1,000	996
Exeter Automobile Receivables Trust,
Series 2021-2A, Class C, 0.98%, 06/15/2026	420	403
Series 2021-3A, Class D, 1.55%, 06/15/2027	100	91

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

First Investors Auto Owner Trust, Series 2022-2A, Class A, 6.26%, 07/15/2027 (e)	324	323
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 07/15/2031 (e)	850	812
Generate CLO Ltd., (Cayman Islands), Series 2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 5.47%, 01/22/2031 (e) (aa)	2,170	2,137
GM Financial Automobile Leasing Trust,
Series 2022-2, Class A3, 3.42%, 06/20/2025	980	958
Series 2022-3, Class A2A, 4.01%, 10/21/2024	400	397
Series 2022-3, Class A3, 4.01%, 09/22/2025	364	358
GREYWOLF CLO VI Ltd., (Cayman Islands), Series 2018-1A, Class A1, (CME Term SOFR 3 Month + 1.29%), 5.34%, 04/26/2031 (e) (aa)	2,460	2,409
Guggenheim CLO STAT Ltd., (Cayman Islands), Series 2022-1A, Class A1A, (CME Term SOFR 3 Month + 2.59%), 6.71%, 10/25/2031 (e) (aa)	8,000	7,981
Hyundai Auto Lease Securitization Trust, Series 2022-C, Class A2A, 4.34%, 01/15/2025 (e)	1,250	1,240
Jamestown CLO VI-R Ltd., (Cayman Islands), Series 2018-6RA, Class A1, (ICE LIBOR USD 3 Month + 1.15%), 5.51%, 04/25/2030 (e) (aa)	935	919
KKR Static CLO Ltd., (Cayman Islands), Series 2022-2A, Class A1, (CME Term SOFR 3 Month + 2.22%), 6.74%, 10/20/2031 (e) (aa)	12,000	11,990
Lendmark Funding Trust, Series 2021-2A, Class A, 2.00%, 04/20/2032 (e)	915	759
Madison Park Funding XVIII Ltd., (Cayman Islands), Series 2015-18A, Class ARR, (ICE LIBOR USD 3 Month + 0.94%), 5.22%, 10/21/2030 (e) (aa)	9,000	8,874
Mariner Finance Issuance Trust,
Series 2021-BA, Class A, 2.10%, 11/20/2036 (e)	895	757
Series 2022-AA, Class A, 6.45%, 10/20/2037 (e)	440	437
MF1 Ltd., (Cayman Islands), Series 2022-FL8, Class AS, (United States 30 Day Average SOFR + 1.75%), 5.58%, 02/19/2037 (e) (aa)	1,000	958
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36%, 04/20/2062 (e)	618	548
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/2061 (e)	1,480	1,252

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	207

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
OneMain Financial Issuance Trust,
Series 2019-2A, Class A, 3.14%, 10/14/2036 (e)	535	478
Series 2021-1A, Class A1, 1.55%, 06/16/2036 (e)	190	162
Series 2022-3A, Class A, 5.94%, 05/15/2034 (e)	320	319
Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%, 10/15/2029 (e)	695	667
Palmer Square Loan Funding Ltd., (Cayman Islands), Series 2022-3A, Class A1A, (CME Term SOFR 3 Month + 1.82%), 5.83%, 04/15/2031 (e) (aa)	10,000	9,956
Race Point VIII CLO Ltd., (Cayman Islands), Series 2013-8A, Class AR2, (ICE LIBOR USD 3 Month + 1.04%), 5.72%, 02/20/2030 (e) (aa)	4,682	4,611
Rad CLO 1 Ltd., (Cayman Islands), Series 2018-1A, Class AR, (ICE LIBOR USD 3 Month + 0.98%), 5.06%, 07/15/2031 (e) (aa)	340	334
Rad CLO 7 Ltd., (Cayman Islands), Series 2020-7A, Class A1, (ICE LIBOR USD 3 Month + 1.20%), 5.28%, 04/17/2033 (e) (aa)	250	245
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 04/15/2026 (e)	1,066	1,027
Santander Drive Auto Receivables Trust,
Series 2022-5, Class A2, 3.98%, 01/15/2025	415	413
Series 2022-6, Class A2, 4.37%, 05/15/2025	415	413
SCF Equipment Leasing LLC,
Series 2019-2A, Class A2, 2.47%, 04/20/2026 (e)	571	562
Series 2021-1A, Class A2, 0.42%, 08/20/2026 (e)	1	1
Series 2021-1A, Class A3, 0.83%, 08/21/2028 (e)	500	475
Series 2021-1A, Class B, 1.37%, 08/20/2029 (e)	1,000	899
STAR Trust, Series 2022-SFR3, Class A, (CME Term SOFR 1 Month + 1.65%), 5.97%, 05/17/2024 (e) (aa)	1,655	1,643
TCW CLO Ltd., (Cayman Islands), Series 2022-1A, Class A1, (CME Term SOFR 3 Month + 1.34%), 5.40%, 04/22/2033 (e) (aa)	500	486
TICP CLO IX Ltd., (Cayman Islands), Series 2017-9A, Class A, (ICE LIBOR USD 3 Month + 1.14%), 5.38%, 01/20/2031 (e) (aa)	1,000	984
Upstart Securitization Trust, Series 2021-5, Class A, 1.31%, 11/20/2031 (e)	810	776
Verizon Master Trust, Series 2022-7, Class A1A, SUB, 5.23%, 11/22/2027	265	267

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Voya CLO Ltd., (Cayman Islands),
Series 2014-2A, Class A1RR, (ICE LIBOR USD 3 Month + 1.02%), 5.10%, 04/17/2030 (e) (aa)	4,741	4,671
Series 2016-1A, Class A1R, (CME Term SOFR 3 Month + 1.33%), 5.29%, 01/20/2031 (e) (aa)	8,500	8,380
Wellfleet CLO Ltd., (Cayman Islands), Series 2018-3A, Class A1A, (ICE LIBOR USD 3 Month + 1.25%), 5.49%, 01/20/2032 (e) (aa)	7,600	7,440

Total Asset-Backed Securities (Cost $119,961)		118,409

Collateralized Mortgage Obligations — 0.1%
CSMC,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065 (e) (z)	680	569
Series 2021-NQM3, Class A1, 1.02%, 04/25/2066 (e) (z)	383	302
Series 2022-NQM1, Class A1, 2.27%, 11/25/2066 (e) (z)	921	792
Verus Securitization Trust,
Series 2021-1, Class A1, 0.82%, 01/25/2066 (e) (z)	216	180
Series 2021-3, Class A1, 1.05%, 06/25/2066 (e) (z)	562	450
Series 2021-R2, Class A1, 0.92%, 02/25/2064 (e) (z)	710	644
Series 2021-R3, Class A1, 1.02%, 04/25/2064 (e) (z)	361	311

Total Collateralized Mortgage Obligations (Cost $3,831)		3,248

Commercial Mortgage-Backed Securities — 0.4%
BBCMS Mortgage Trust, Series 2018-TALL, Class C, (ICE LIBOR USD 1 Month + 1.12%), 5.44%, 03/15/2037 (e) (aa)	1,600	1,290
BWAY Mortgage Trust, Series 2015-1740, Class C, 3.34%, 01/10/2035 (e)	2,750	2,343
BX Commercial Mortgage Trust, Series 2021-XL2, Class A, (ICE LIBOR USD 1 Month + 0.69%), 5.01%, 10/15/2038 (e) (aa)	834	802
BX Trust, Series 2017-SLCT, Class F, (ICE LIBOR USD 1 Month + 4.38%), 8.69%, 07/15/2034 (e) (aa)	1,700	1,637
BXHPP Trust, Series 2021-FILM, Class B, (ICE LIBOR USD 1 Month + 0.90%), 5.22%, 08/15/2036 (e) (aa)	600	545
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class XA, IO, 0.98%, 02/15/2053 (z)	45,042	2,229
CSMC, Series 2021-BHAR, Class A, (ICE LIBOR USD 1 Month + 1.15%), 5.47%, 11/15/2038 (e) (aa)	2,000	1,907

SEE NOTES TO FINANCIAL STATEMENTS.

208	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Commercial Mortgage-Backed Securities — continued
DBWF Mortgage Trust, Series 2018-GLKS, Class A, (ICE LIBOR USD 1 Month + 1.03%), 5.47%, 12/19/2030 (e) (aa)		452	438
Great Wolf Trust, Series 2019-WOLF, Class A, (ICE LIBOR USD 1 Month + 1.03%), 5.35%, 12/15/2036 (e) (aa)		1,850	1,796
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class A, (ICE LIBOR USD 1 Month + 1.15%), 5.47%, 05/15/2026 (e) (aa)		720	673
Series 2021-ROSS, Class H, (ICE LIBOR USD 1 Month + 5.90%), 10.22%, 05/15/2026 (e) (aa)		270	221
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4, 3.33%, 05/15/2049		900	840
Morgan Stanley Capital I Trust, Series 2014-150E, Class A, 3.91%, 09/09/2032 (e)		1,220	1,079
Waikiki Beach Hotel Trust, Series 2019-WBM, Class D, (ICE LIBOR USD 1 Month + 2.03%), 6.35%, 12/15/2033 (e) (aa)		600	565
WFRBS Commercial Mortgage Trust,
Series 2013-C15, Class AS, 4.36%, 08/15/2046 (z)		1,000	982
Series 2014-C19, Class A5, 4.10%, 03/15/2047		1,245	1,217

Total Commercial Mortgage-Backed Securities (Cost $21,081)			18,564

Convertible Bonds — 0.6%
Communications — 0.2%
Internet — 0.2%
Booking Holdings, Inc., 0.75%, 05/01/2025		493	657
Meituan, (Cayman Islands), Reg. S, Zero Coupon, 04/27/2028		5,100	4,276
Uber Technologies, Inc., Zero Coupon, 12/15/2025		2,600	2,190

			7,123

Media — 0.0% (g)
Cable One, Inc.,
Zero Coupon, 03/15/2026		623	489
1.13%, 03/15/2028		986	733
Liberty Broadband Corp.,
1.25%, 09/30/2050 (e)		375	362
2.75%, 09/30/2050 (e)		870	847

			2,431

Total Communications			9,554

Consumer Cyclical — 0.0% (g)
Airlines — 0.0% (g)
Air France-KLM, (France), Reg. S, (ICE EURIBOR Swap Rate 3 Year + 13.00%), 6.50%, 11/23/2025 (x) (aa)	EUR	100	105
International Consolidated Airlines Group SA, (Spain), Reg. S, 1.13%, 05/18/2028	EUR	100	78

			183

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Manufacturers — 0.0% (g)
Ford Motor Co., Zero Coupon, 03/15/2026		1,011	954

Total Consumer Cyclical			1,137

Consumer Non-cyclical — 0.0% (g)
Commercial Services — 0.0% (g)
Nexi SpA, (Italy), Reg. S, Zero Coupon, 02/24/2028	EUR	200	153
Shift4 Payments, Inc., Zero Coupon, 12/15/2025		292	290

			443

Healthcare — Services — 0.0% (g)
Elevance Health, Inc., 2.75%, 10/15/2042		33	241

Total Consumer Non-cyclical			684

Energy — 0.2%
Oil & Gas — 0.2%
CNX Resources Corp., 2.25%, 05/01/2026		1,524	2,234
EQT Corp., 1.75%, 05/01/2026		582	1,351
Permian Resources Operating LLC, 3.25%, 04/01/2028		1,391	2,349
Pioneer Natural Resources Co., 0.25%, 05/15/2025		825	1,924

Total Energy			7,858

Financial — 0.1%
Banks — 0.1%
Barclays Bank plc, (United Kingdom), Zero Coupon, 02/04/2025		2,039	2,654

Industrial — 0.0% (g)
Engineering & Construction — 0.0% (g)
Cellnex Telecom SA, (Spain), Reg. S, 0.50%, 07/05/2028	EUR	100	106

Technology — 0.1%
Semiconductors — 0.1%
ams-OSRAM AG, (Austria), Reg. S, Zero Coupon, 03/05/2025	EUR	200	164
Microchip Technology, Inc.,
0.13%, 11/15/2024		3,189	3,420
1.63%, 02/15/2025		45	140

Total Technology			3,724

Total Convertible Bonds (Cost $24,569)			25,717

Corporate Bonds — 83.3%
Basic Materials — 4.3%
Chemicals — 1.5%
Ashland LLC,
3.38%, 09/01/2031 (e)		2,594	2,073
6.88%, 05/15/2043		500	490
Avient Corp.,
5.75%, 05/15/2025 (e)		2,000	1,950
7.13%, 08/01/2030 (e)		1,759	1,719
Axalta Coating Systems Dutch Holding B BV, (Netherlands), Reg. S, 3.75%, 01/15/2025	EUR	200	205

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	209

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Chemicals — continued
Axalta Coating Systems LLC, 3.38%, 02/15/2029 (e)		2,955	2,438
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, (Multinational), 4.75%, 06/15/2027 (e)		2,670	2,468
Celanese US Holdings LLC,
5.90%, 07/05/2024		408	408
6.17%, 07/15/2027		1,942	1,918
Chemours Co. (The),
4.63%, 11/15/2029 (e)		1,150	940
5.75%, 11/15/2028 (e)		2,088	1,876
CNAC HK Finbridge Co. Ltd., (Hong Kong), Reg. S, 4.13%, 07/19/2027		1,300	1,206
Diamond BC BV, (Netherlands), 4.63%, 10/01/2029 (e)		7,713	6,190
Element Solutions, Inc., 3.88%, 09/01/2028 (e)		11,067	9,407
FIS Fabbrica Italiana Sintetici SpA, (Italy), Reg. S, 5.63%, 08/01/2027	EUR	100	85
GC Treasury Center Co. Ltd., (Thailand), 5.20%, 03/30/2052 (e)		800	635
Herens Holdco Sarl, (Luxembourg), 4.75%, 05/15/2028 (e)		2,462	1,840
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 07/01/2028 (e)		3,453	2,891
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (e)		160	141
Iris Holding, Inc., 10.00%, 12/15/2028 (e)		2,200	1,805
Kobe US Midco 2, Inc., 9.25% (cash), 11/01/2026 (e) (v)		2,349	1,644
Monitchem HoldCo 3 SA, (Luxembourg), Reg. S, 5.25%, 03/15/2025	EUR	300	308
Olympus Water US Holding Corp.,
4.25%, 10/01/2028 (e)		3,000	2,435
6.25%, 10/01/2029 (e)		300	228
Orbia Advance Corp. SAB de CV, (Mexico), 1.88%, 05/11/2026 (e)		249	215
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 04/01/2025 (e)		2,795	2,576
SCIL IV LLC / SCIL USA Holdings LLC, 5.38%, 11/01/2026 (e)		717	608
SK Invictus Intermediate II Sarl, (Luxembourg), 5.00%, 10/30/2029 (e)		6,286	5,154
SPCM SA, (France),
3.13%, 03/15/2027 (e)		387	333
3.38%, 03/15/2030 (e)		1,080	869
Tronox, Inc., 4.63%, 03/15/2029 (e)		1,715	1,426
Valvoline, Inc., 3.63%, 06/15/2031 (e)		3,050	2,503
Venator Finance Sarl / Venator Materials LLC, (Multinational),
5.75%, 07/15/2025 (e)		1,835	627
9.50%, 07/01/2025 (e)		529	381
WR Grace Holdings LLC,
4.88%, 06/15/2027 (e)		858	761
5.63%, 08/15/2029 (e)		8,015	6,470

			67,223

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Iron/Steel — 0.9%
ABJA Investment Co. Pte Ltd., (Singapore), Reg. S, 5.45%, 01/24/2028		6,800	6,603
ATI, Inc.,
4.88%, 10/01/2029		816	721
5.13%, 10/01/2031		441	388
5.88%, 12/01/2027		112	107
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, (Canada), 8.75%, 07/15/2026 (e)		83	79
Big River Steel LLC / BRS Finance Corp., 6.63%, 01/31/2029 (e)		11,282	10,749
Carpenter Technology Corp.,
6.38%, 07/15/2028		2,899	2,757
7.63%, 03/15/2030		1,781	1,785
Commercial Metals Co.,
4.13%, 01/15/2030		264	234
4.38%, 03/15/2032		400	348
JSW Steel Ltd., (India), Reg. S, 5.95%, 04/18/2024		1,000	990
Mineral Resources Ltd., (Australia), 8.13%, 05/01/2027 (e)		2,537	2,555
Periama Holdings LLC, Reg. S, 5.95%, 04/19/2026		14,950	13,912

			41,228

Mining — 1.9%
Alcoa Nederland Holding BV, (Netherlands), 5.50%, 12/15/2027 (e)		246	237
Anglo American Capital plc, (United Kingdom), 4.88%, 05/14/2025 (e)		344	338
Arconic Corp.,
6.00%, 05/15/2025 (e)		1,567	1,540
6.13%, 02/15/2028 (e)		2,951	2,769
Bukit Makmur Mandiri Utama PT, (Indonesia), Reg. S, 7.75%, 02/10/2026		5,100	4,337
China Hongqiao Group Ltd., (Cayman Islands),
Reg. S, 6.25%, 06/08/2024		2,900	2,694
Reg. S, 7.38%, 05/02/2023		1,600	1,574
Constellium SE, (France),
3.75%, 04/15/2029 (e)		7,664	6,227
Reg. S, 4.25%, 02/15/2026	EUR	400	410
5.63%, 06/15/2028 (e)		1,126	1,041
5.88%, 02/15/2026 (e)		3,517	3,350
Eldorado Gold Corp., (Canada), 6.25%, 09/01/2029 (e)		775	678
ERO Copper Corp., (Canada), 6.50%, 02/15/2030 (e)		608	490
First Quantum Minerals Ltd., (Canada),
6.50%, 03/01/2024 (e)		4,285	4,192
6.88%, 03/01/2026 (e)		335	317
6.88%, 10/15/2027 (e)		1,812	1,700
7.50%, 04/01/2025 (e)		3,450	3,358
Freeport Indonesia PT, (Indonesia), Reg. S, 5.32%, 04/14/2032		7,000	6,421

SEE NOTES TO FINANCIAL STATEMENTS.

210	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Mining — continued
Glencore Funding LLC,
1.63%, 04/27/2026 (e)		196	173
4.00%, 03/27/2027 (e)		250	236
4.13%, 05/30/2023 (e)		250	249
4.63%, 04/29/2024 (e)		558	552
Hecla Mining Co., 7.25%, 02/15/2028		1,308	1,288
Hudbay Minerals, Inc., (Canada), 6.13%, 04/01/2029 (e)		3,956	3,580
Kaiser Aluminum Corp.,
4.50%, 06/01/2031 (e)		5,973	4,801
4.63%, 03/01/2028 (e)		1,072	935
Kinross Gold Corp., (Canada), 5.95%, 03/15/2024		207	208
New Gold, Inc., (Canada), 7.50%, 07/15/2027 (e)		5,801	5,091
Novelis Corp.,
3.25%, 11/15/2026 (e)		5,714	5,123
3.88%, 08/15/2031 (e)		2,436	1,989
4.75%, 01/30/2030 (e)		9,659	8,563
Novelis Sheet Ingot GmbH, (Germany), Reg. S, 3.38%, 04/15/2029	EUR	900	818
Vedanta Resources Finance II plc, (United Kingdom),
8.95%, 03/11/2025 (e)		200	136
Reg. S, 8.95%, 03/11/2025		14,100	9,570

			84,985

Total Basic Materials			193,436

Communications — 11.6%
Advertising — 0.8%
Clear Channel International BV, (Netherlands), 6.63%, 08/01/2025 (e)		1,608	1,535
Clear Channel Outdoor Holdings, Inc.,
5.13%, 08/15/2027 (e)		11,593	10,024
7.50%, 06/01/2029 (e)		11,949	8,774
7.75%, 04/15/2028 (e)		3,975	2,902
CMG Media Corp., 8.88%, 12/15/2027 (e)		10,089	7,594
Outfront Media Capital LLC / Outfront Media Capital Corp.,
4.25%, 01/15/2029 (e)		3,458	2,869
4.63%, 03/15/2030 (e)		66	55
5.00%, 08/15/2027 (e)		2,273	2,046
Summer BC Holdco B Sarl, (Luxembourg), Reg. S, 5.75%, 10/31/2026	EUR	400	360

			36,159

Internet — 1.2%
Acuris Finance US, Inc. / Acuris Finance Sarl, 5.00%, 05/01/2028 (e)		3,167	2,526
ANGI Group LLC, 3.88%, 08/15/2028 (e)		1,234	916
Arches Buyer, Inc., 4.25%, 06/01/2028 (e)		115	90
Cablevision Lightpath LLC,
3.88%, 09/15/2027 (e)		6,541	5,391
5.63%, 09/15/2028 (e)		1,050	780

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Internet — continued
Gen Digital, Inc.,
5.00%, 04/15/2025 (e)		1,185	1,152
7.13%, 09/30/2030 (e)		1,960	1,926
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 03/01/2029 (e)		2,039	1,707
iliad SA, (France), Reg. S, 2.38%, 06/17/2026	EUR	100	96
ION Trading Technologies Sarl, (Luxembourg), 5.75%, 05/15/2028 (e)		1,649	1,375
Match Group Holdings II LLC,
3.63%, 10/01/2031 (e)		2,980	2,285
4.63%, 06/01/2028 (e)		1,587	1,415
Netflix, Inc.,
Reg. S, 3.63%, 06/15/2030	EUR	215	211
4.38%, 11/15/2026		710	683
4.63%, 05/15/2029	EUR	220	231
4.88%, 04/15/2028		175	169
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.,
4.75%, 04/30/2027 (e)		797	701
6.00%, 02/15/2028 (e)		3,949	3,058
10.75%, 06/01/2028 (e)		483	449
Prosus NV, (Netherlands),
Reg. S, 3.06%, 07/13/2031		3,300	2,553
Reg. S, 4.99%, 01/19/2052		8,900	6,433
Uber Technologies, Inc.,
4.50%, 08/15/2029 (e)		11,751	10,238
6.25%, 01/15/2028 (e)		1,267	1,216
7.50%, 09/15/2027 (e)		5,377	5,376
8.00%, 11/01/2026 (e)		949	952
United Group BV, (Netherlands), Reg. S, 4.88%, 07/01/2024	EUR	644	640

			52,569

Media — 4.7%
Altice Financing SA, (Luxembourg),
Reg. S, 2.25%, 01/15/2025	EUR	200	196
Reg. S, 3.00%, 01/15/2028	EUR	100	84
Reg. S, 4.25%, 08/15/2029	EUR	107	92
5.00%, 01/15/2028 (e)		515	415
5.75%, 08/15/2029 (e)		4,470	3,516
AMC Networks, Inc.,
4.75%, 08/01/2025		2,319	1,762
5.00%, 04/01/2024		115	108
Cable One, Inc., 4.00%, 11/15/2030 (e)		4,674	3,668
CCO Holdings LLC / CCO Holdings Capital Corp.,
4.00%, 03/01/2023 (e)		230	229
4.25%, 02/01/2031 (e)		13,655	10,953
4.25%, 01/15/2034 (e)		9,246	6,824
4.50%, 08/15/2030 (e)		989	817
4.50%, 05/01/2032		4,989	3,974
4.50%, 06/01/2033 (e)		5,638	4,326
4.75%, 03/01/2030 (e)		7,511	6,403

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	211

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
4.75%, 02/01/2032 (e)	9,667	7,837
5.00%, 02/01/2028 (e)	14,113	12,755
5.13%, 05/01/2027 (e)	9,219	8,554
6.38%, 09/01/2029 (e)	4,241	3,985
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.40%, 04/01/2033	1,096	941
5.25%, 04/01/2053	4,108	3,192
5.50%, 04/01/2063	2,400	1,841
CSC Holdings LLC,
3.38%, 02/15/2031 (e)	4,151	2,707
4.13%, 12/01/2030 (e)	11,213	7,925
4.50%, 11/15/2031 (e)	7,344	5,095
4.63%, 12/01/2030 (e)	11,735	6,484
5.00%, 11/15/2031 (e)	2,575	1,439
5.25%, 06/01/2024	646	602
5.38%, 02/01/2028 (e)	825	665
5.50%, 04/15/2027 (e)	2,315	1,942
5.75%, 01/15/2030 (e)	1,800	1,015
6.50%, 02/01/2029 (e)	1,500	1,226
7.50%, 04/01/2028 (e)	500	339
Diamond Sports Group LLC / Diamond Sports Finance Co.,
5.38%, 08/15/2026 (e)	17,957	2,110
6.63%, 08/15/2027 (e)	10,954	82
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027 (e)	2,737	2,449
DISH DBS Corp.,
5.00%, 03/15/2023	2,475	2,464
5.13%, 06/01/2029	1,444	932
5.25%, 12/01/2026 (e)	3,539	2,981
5.75%, 12/01/2028 (e)	8,438	6,734
7.38%, 07/01/2028	8,173	5,782
7.75%, 07/01/2026	4,515	3,649
DISH Network Corp., 11.75%, 11/15/2027 (e)	3,006	3,096
FactSet Research Systems, Inc., 2.90%, 03/01/2027	120	109
GCI LLC, 4.75%, 10/15/2028 (e)	182	153
Gray Television, Inc.,
5.88%, 07/15/2026 (e)	4,325	3,853
7.00%, 05/15/2027 (e)	1,000	887
iHeartCommunications, Inc.,
5.25%, 08/15/2027 (e)	600	508
6.38%, 05/01/2026	1,500	1,380
LCPR Senior Secured Financing DAC, (Ireland),
5.13%, 07/15/2029 (e)	2,096	1,736
6.75%, 10/15/2027 (e)	3,129	2,926
Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2027 (e)	1,775	1,607
News Corp., 3.88%, 05/15/2029 (e)	250	217
Nexstar Media, Inc., 4.75%, 11/01/2028 (e)	590	510

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Media — continued
Radiate Holdco LLC / Radiate Finance, Inc.,
4.50%, 09/15/2026 (e)		5,987	4,399
6.50%, 09/15/2028 (e)		13,709	5,689
RCS & RDS SA, (Romania), Reg. S, 3.25%, 02/05/2028	EUR	100	85
Sinclair Television Group, Inc.,
4.13%, 12/01/2030 (e)		7,344	5,506
5.13%, 02/15/2027 (e)		36	29
Sirius XM Radio, Inc.,
3.13%, 09/01/2026 (e)		3,571	3,171
3.88%, 09/01/2031 (e)		3,760	2,933
4.00%, 07/15/2028 (e)		114	99
4.13%, 07/01/2030 (e)		47	39
5.00%, 08/01/2027 (e)		3,364	3,110
5.50%, 07/01/2029 (e)		134	122
Tele Columbus AG, (Germany), Reg. S, 3.88%, 05/02/2025	EUR	344	276
Telenet Finance Luxembourg Notes Sarl, (Luxembourg), 5.50%, 03/01/2028 (e)		2,000	1,800
Univision Communications, Inc.,
5.13%, 02/15/2025 (e)		4,029	3,837
6.63%, 06/01/2027 (e)		8,781	8,472
7.38%, 06/30/2030 (e)		1,885	1,802
UPC Broadband Finco BV, (Netherlands), 4.88%, 07/15/2031 (e)		3,916	3,289
Videotron Ltd., (Canada), 3.63%, 06/15/2029 (e)		1,498	1,263
Virgin Media Finance plc, (United Kingdom), Reg. S, 3.75%, 07/15/2030	EUR	100	82
Virgin Media Vendor Financing Notes III DAC, (Ireland), Reg. S, 4.88%, 07/15/2028	GBP	300	292
Virgin Media Vendor Financing Notes IV DAC, (Ireland), 5.00%, 07/15/2028 (e)		2,529	2,212
VZ Secured Financing BV, (Netherlands),
Reg. S, 3.50%, 01/15/2032	EUR	100	83
5.00%, 01/15/2032 (e)		3,475	2,824
Ziggo Bond Co. BV, (Netherlands), 5.13%, 02/28/2030 (e)		3,066	2,476
Ziggo BV, (Netherlands), 4.88%, 01/15/2030 (e)		152	127

			210,093

Telecommunications — 4.9%
Altice France Holding SA, (Luxembourg), 10.50%, 05/15/2027 (e)		7,809	5,954
Altice France SA, (France),
Reg. S, 4.13%, 01/15/2029	EUR	400	326
5.13%, 07/15/2029 (e)		3,129	2,346
5.50%, 01/15/2028 (e)		155	121
5.50%, 10/15/2029 (e)		788	601
8.13%, 02/01/2027 (e)		6,418	5,846
Bharti Airtel Ltd., (India), Reg. S, 4.38%, 06/10/2025		11,000	10,695

SEE NOTES TO FINANCIAL STATEMENTS.

212	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — continued
British Telecommunications plc, (United Kingdom), (CMT Index 5 Year + 2.99%), 4.25%, 11/23/2081 (e) (aa)		200	167
CAS Capital No. 1 Ltd., (British Virgin Islands), Reg. S, (CMT Index 5 Year + 3.64%), 4.00%, 07/12/2026 (x) (aa)		3,000	2,324
CommScope Technologies LLC, 6.00%, 06/15/2025 (e)		5,160	4,710
CommScope, Inc.,
4.75%, 09/01/2029 (e)		4,806	3,875
6.00%, 03/01/2026 (e)		3,163	2,907
7.13%, 07/01/2028 (e)		275	196
8.25%, 03/01/2027 (e)		1,653	1,281
Connect Finco Sarl / Connect US Finco LLC, (Multinational), 6.75%, 10/01/2026 (e)		14,272	13,227
Consolidated Communications, Inc., 6.50%, 10/01/2028 (e)		3,793	2,947
Digicel International Finance Ltd. / Digicel international Holdings Ltd., (Multinational),
8.00%, 12/31/2026 (e)		6,725	2,959
8.75%, 05/25/2024 (e)		1,000	860
13.00% (blend (cash 6% + PIK 7%)), 12/31/2025 (e) (v)		5,151	2,653
Digicel Ltd., (Bermuda), 6.75%, 03/01/2023 (e)		19,230	7,365
Frontier Communications Holdings LLC,
5.00%, 05/01/2028 (e)		1,861	1,616
5.88%, 10/15/2027 (e)		576	535
6.00%, 01/15/2030 (e)		1,489	1,170
6.75%, 05/01/2029 (e)		3,165	2,618
8.75%, 05/15/2030 (e)		8,627	8,771
Globe Telecom, Inc., (Philippines),
Reg. S, 3.00%, 07/23/2035		4,200	3,036
Reg. S, (CMT Index 5 Year + 5.53%), 4.20%, 08/02/2026 (x) (aa)		7,384	6,576
Iliad Holding SASU, (France),
Reg. S, 5.63%, 10/15/2028	EUR	100	97
6.50%, 10/15/2026 (e)		11,161	10,351
7.00%, 10/15/2028 (e)		6,644	6,005
Intelsat Jackson Holdings SA, (Luxembourg),
5.50%, 08/01/2023 (d) (bb) (cc)		3,425	—	(h)
6.50%, 03/15/2030 (e)		5,820	5,203
8.50%, 10/15/2024 (d) (e) (bb) (cc)		3,800	—	(h)
9.75%, 07/15/2025 (d) (e) (bb) (cc)		1,875	—	(h)
Level 3 Financing, Inc.,
3.40%, 03/01/2027 (e)		7,275	6,159
3.63%, 01/15/2029 (e)		1,977	1,448
3.75%, 07/15/2029 (e)		2,431	1,749
3.88%, 11/15/2029 (e)		147	116
4.25%, 07/01/2028 (e)		2,156	1,698
4.63%, 09/15/2027 (e)		709	590
Ligado Networks LLC, 15.50% (PIK), 11/01/2023 (e) (v)		284	91

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
Lorca Telecom Bondco SA, (Spain), Reg. S, 4.00%, 09/18/2027	EUR	319	305
Lumen Technologies, Inc.,
4.00%, 02/15/2027 (e)		7,320	6,203
4.50%, 01/15/2029 (e)		3,215	2,219
5.38%, 06/15/2029 (e)		502	362
Nokia OYJ, (Finland), 6.63%, 05/15/2039		1,719	1,632
SES SA, (Luxembourg),
Reg. S, (EUR Swap Rate 5 Year + 3.19%), 2.88%, 05/27/2026 (x) (aa)	EUR	100	85
Reg. S, (EUR Swap Rate 5 Year + 5.40%), 5.63%, 01/29/2024 (x) (aa)	EUR	100	104
SoftBank Group Corp., (Japan),
Reg. S, 3.13%, 09/19/2025	EUR	500	481
Reg. S, (USD ICE Swap Rate 5 Year + 4.23%), 6.00%, 07/19/2023 (x) (aa)		500	475
Sprint Capital Corp.,
6.88%, 11/15/2028		6,581	6,844
8.75%, 03/15/2032		13,839	16,470
Sprint LLC,
7.13%, 06/15/2024		5,984	6,104
7.63%, 02/15/2025		1,390	1,435
7.63%, 03/01/2026		6,235	6,560
7.88%, 09/15/2023		3,500	3,550
Telecom Italia Capital SA, (Luxembourg),
6.00%, 09/30/2034		367	278
6.38%, 11/15/2033		500	409
7.20%, 07/18/2036		2,971	2,412
Telecom Italia Finance SA, (Luxembourg), Reg. S, 7.75%, 01/24/2033	EUR	200	225
Telecom Italia SpA, (Italy),
Reg. S, 1.63%, 01/18/2029	EUR	459	373
5.30%, 05/30/2024 (e)		200	190
Telefonica Europe BV, (Netherlands),
Reg. S, (EUR Swap Rate 8 Year + 2.97%), 3.88%, 06/22/2026 (x) (aa)	EUR	200	194
Reg. S, (EUR Swap Rate 6 Year + 4.32%), 7.13%, 08/23/2028 (x) (aa)	EUR	200	218
T-Mobile USA, Inc.,
2.05%, 02/15/2028		167	144
2.25%, 02/15/2026		160	145
2.63%, 04/15/2026		36	33
3.75%, 04/15/2027		90	85
Verizon Communications, Inc., 2.10%, 03/22/2028		220	191
Viasat, Inc.,
5.63%, 09/15/2025 (e)		7,978	7,402
5.63%, 04/15/2027 (e)		393	357
6.50%, 07/15/2028 (e)		132	99
Viavi Solutions, Inc., 3.75%, 10/01/2029 (e)		2,775	2,332
Vmed O2 UK Financing I plc, (United Kingdom),
Reg. S, 4.00%, 01/31/2029	GBP	100	94
4.25%, 01/31/2031 (e)		549	445

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	213

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — continued
4.75%, 07/15/2031 (e)		2,806	2,289
Vodafone Group plc, (United Kingdom),
Reg. S, (EUR Swap Rate 5 Year + 3.48%), 3.00%, 08/27/2080 (aa)	EUR	100	85
Reg. S, (GBP Swap Rate 5 Year + 3.27%), 4.88%, 10/03/2078 (aa)	GBP	300	339
Reg. S, (USD Semi-annual Swap Rate 5 Year + 3.05%), 6.25%, 10/03/2078 (aa)		200	191
Zayo Group Holdings, Inc.,
4.00%, 03/01/2027 (e)		8,767	6,503
6.13%, 03/01/2028 (e)		18,652	10,577

			217,628

Total Communications			516,449

Consumer Cyclical — 15.5%
Airlines — 1.2%
Air Canada, (Canada), 3.88%, 08/15/2026 (e)		2,695	2,387
Air France-KLM, (France), Reg. S, 3.88%, 07/01/2026	EUR	100	96
Allegiant Travel Co., 7.25%, 08/15/2027 (e)		410	390
American Airlines Group, Inc., 3.75%, 03/01/2025 (e)		153	130
American Airlines, Inc., 11.75%, 07/15/2025 (e)		8,390	8,998
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., (Multinational),
5.50%, 04/20/2026 (e)		770	741
5.75%, 04/20/2029 (e)		10,755	9,810
British Airways 2013-1 Class A Pass Through Trust, 4.63%, 06/20/2024 (e)		175	170
Cathay Pacific MTN Financing HK Ltd., (Hong Kong), Reg. S, 4.88%, 08/17/2026		2,200	2,097
Delta Air Lines, Inc., 7.00%, 05/01/2025 (e)		297	304
Deutsche Lufthansa AG, (Germany), Reg. S, 3.50%, 07/14/2029	EUR	400	362
Finnair OYJ, (Finland), Reg. S, 4.25%, 05/19/2025	EUR	125	98
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., (Cayman Islands), 5.75%, 01/20/2026 (e)		5,504	4,981
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/2027 (e)		6,959	6,919
Singapore Airlines Ltd., (Singapore), Reg. S, 3.00%, 07/20/2026		4,650	4,307
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., (Cayman Islands),
8.00%, 09/20/2025 (e)		1,248	1,255
United Airlines Pass Through Trust,
Series 20-1, Class A, 5.88%, 10/15/2027		84	83

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Airlines — continued
Series 20-1, Class B, 4.88%, 01/15/2026		46	43
United Airlines, Inc.,
4.38%, 04/15/2026 (e)		2,694	2,497
4.63%, 04/15/2029 (e)		10,914	9,503

			55,171

Apparel — 0.4%
Crocs, Inc.,
4.13%, 08/15/2031 (e)		1,419	1,157
4.25%, 03/15/2029 (e)		326	276
Hanesbrands, Inc., 4.88%, 05/15/2026 (e)		3,350	2,993
Kontoor Brands, Inc., 4.13%, 11/15/2029 (e)		1,700	1,387
Levi Strauss & Co., 3.50%, 03/01/2031 (e)		5,151	4,088
PVH Corp., 4.63%, 07/10/2025		190	184
William Carter Co. (The), 5.63%, 03/15/2027 (e)		2,855	2,739
Wolverine World Wide, Inc., 4.00%, 08/15/2029 (e)		4,850	3,674

			16,498

Auto Manufacturers — 1.6%
Allison Transmission, Inc., 3.75%, 01/30/2031 (e)		2,800	2,303
Ford Motor Co.,
3.25%, 02/12/2032		4,321	3,241
4.75%, 01/15/2043		5,723	4,111
5.29%, 12/08/2046		2,200	1,676
6.10%, 08/19/2032		651	602
7.40%, 11/01/2046		1,275	1,243
Ford Motor Credit Co. LLC,
2.30%, 02/10/2025		1,500	1,355
2.70%, 08/10/2026		12,828	11,141
2.90%, 02/16/2028		577	477
2.90%, 02/10/2029		1,530	1,222
3.63%, 06/17/2031		600	472
3.82%, 11/02/2027		400	352
4.00%, 11/13/2030		1,493	1,225
4.13%, 08/17/2027		440	394
4.13%, 08/04/2025		597	559
4.27%, 01/09/2027		2,500	2,261
4.39%, 01/08/2026		908	848
4.54%, 03/06/2025	GBP	100	115
4.95%, 05/28/2027		3,820	3,564
5.11%, 05/03/2029		5,609	5,079
5.13%, 06/16/2025		7,396	7,108
5.58%, 03/18/2024		879	867
Geely Automobile Holdings Ltd., (Cayman Islands), Reg. S, (CMT Index 5 Year + 5.45%), 4.00%, 12/09/2024 (x) (aa)		2,650	2,400
General Motors Co.,
5.20%, 04/01/2045		1,512	1,238
5.40%, 10/15/2029		1,179	1,127
5.40%, 04/01/2048		830	680

SEE NOTES TO FINANCIAL STATEMENTS.

214	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Auto Manufacturers — continued
5.60%, 10/15/2032		697	651
5.95%, 04/01/2049		366	321
General Motors Financial Co., Inc.,
2.75%, 06/20/2025		1,000	937
Series C, (CMT Index 5 Year + 5.00%), 5.70%, 09/30/2030 (x) (aa)		5	4
Hyundai Capital America,
0.80%, 04/03/2023 (e)		110	108
0.80%, 01/08/2024 (e)		500	476
Jaguar Land Rover Automotive plc, (United Kingdom), Reg. S, 4.50%, 07/15/2028	EUR	200	162
PM General Purchaser LLC, 9.50%, 10/01/2028 (e)		1,760	1,342
RCI Banque SA, (France), Reg. S, (EUR Swap Rate 5 Year + 2.85%), 2.63%, 02/18/2030 (aa)	EUR	600	571
TML Holdings Pte Ltd., (Singapore),
Reg. S, 4.35%, 06/09/2026		6,650	5,889
Reg. S, 5.50%, 06/03/2024		3,000	2,902
Wabash National Corp., 4.50%, 10/15/2028 (e)		76	65

			69,088

Auto Parts & Equipment — 0.9%
Adient Global Holdings Ltd., (Jersey),
Reg. S, 3.50%, 08/15/2024	EUR	100	102
4.88%, 08/15/2026 (e)		4,925	4,585
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027		3,625	3,270
Clarios Global LP / Clarios US Finance Co., (Multinational),
6.25%, 05/15/2026 (e)		7,107	6,944
8.50%, 05/15/2027 (e)		19,892	19,494
Dana Financing Luxembourg Sarl, (Luxembourg), 5.75%, 04/15/2025 (e)		150	147
Dana, Inc.,
4.25%, 09/01/2030		950	765
4.50%, 02/15/2032		575	460
5.38%, 11/15/2027		1,200	1,113
5.63%, 06/15/2028		700	637
Dealer Tire LLC / DT Issuer LLC, 8.00%, 02/01/2028 (e)		186	164
Faurecia SE, (France),
Reg. S, 2.75%, 02/15/2027	EUR	300	270
Reg. S, 7.25%, 06/15/2026	EUR	150	162
Goodyear Tire & Rubber Co. (The),
5.00%, 07/15/2029		1,109	925
5.63%, 04/30/2033		1,211	989
9.50%, 05/31/2025		105	108
Grupo Antolin-Irausa SA, (Spain), Reg. S, 3.50%, 04/30/2028	EUR	200	151
Titan International, Inc., 7.00%, 04/30/2028		1,025	968
ZF Europe Finance BV, (Netherlands), Reg. S, 2.00%, 02/23/2026	EUR	300	276

			41,530

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029 (e)		45	37
BCPE Empire Holdings, Inc., 7.63%, 05/01/2027 (e)		553	496
H&E Equipment Services, Inc., 3.88%, 12/15/2028 (e)		5,700	4,855
Resideo Funding, Inc., 4.00%, 09/01/2029 (e)		218	176

			5,564

Entertainment — 2.7%
Banijay Group SAS, (France), Reg. S, 6.50%, 03/01/2026	EUR	140	141
Boyne USA, Inc., 4.75%, 05/15/2029 (e)		4,784	4,234
Caesars Entertainment, Inc.,
4.63%, 10/15/2029 (e)		3,313	2,696
6.25%, 07/01/2025 (e)		13,807	13,429
8.13%, 07/01/2027 (e)		11,854	11,647
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 07/01/2025 (e)		2,445	2,393
CCM Merger, Inc., 6.38%, 05/01/2026 (e)		3,027	2,852
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030 (e)		8,522	7,639
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op,
5.50%, 05/01/2025 (e)		2,963	2,921
6.50%, 10/01/2028		3	3
Churchill Downs, Inc., 5.50%, 04/01/2027 (e)		120	114
Cirsa Finance International Sarl, (Luxembourg), Reg. S, 4.75%, 05/22/2025	EUR	100	101
CPUK Finance Ltd., (Jersey), Reg. S, 4.88%, 08/28/2025	GBP	100	111
Everi Holdings, Inc., 5.00%, 07/15/2029 (e)		675	580
Gamma Bidco SpA, (Italy), Reg. S, 6.25%, 07/15/2025	EUR	300	312
Golden Entertainment, Inc., 7.63%, 04/15/2026 (e)		3,779	3,725
International Game Technology plc, (United Kingdom),
5.25%, 01/15/2029 (e)		2,055	1,915
6.25%, 01/15/2027 (e)		800	794
Jacobs Entertainment, Inc., 6.75%, 02/15/2029 (e)		2,300	2,076
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029 (e)		7,466	4,329
Live Nation Entertainment, Inc.,
3.75%, 01/15/2028 (e)		410	349
4.75%, 10/15/2027 (e)		3,461	3,087
4.88%, 11/01/2024 (e)		33	32
6.50%, 05/15/2027 (e)		8,687	8,507

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	215

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Entertainment — continued
Merlin Entertainments Ltd., (United Kingdom), 5.75%, 06/15/2026 (e)		2,016	1,888
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.88%, 05/01/2029 (e)		2,446	2,081
Motion Bondco DAC, (Ireland), 6.63%, 11/15/2027 (e)		957	823
Odeon Finco plc, (United Kingdom), 12.75%, 11/01/2027 (e)		313	272
Penn Entertainment, Inc.,
4.13%, 07/01/2029 (e)		4,250	3,358
5.63%, 01/15/2027 (e)		2,064	1,871
Pinewood Finance Co. Ltd., (United Kingdom), Reg. S, 3.63%, 11/15/2027	GBP	100	106
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.88%, 09/01/2031 (e)		4,491	3,177
Scientific Games Holdings LP / Scientific Games US FinCo., Inc., 6.63%, 03/01/2030 (e)		2,680	2,264
Scientific Games International, Inc.,
7.00%, 05/15/2028 (e)		1,956	1,866
7.25%, 11/15/2029 (e)		500	480
8.63%, 07/01/2025 (e)		1,058	1,079
Six Flags Entertainment Corp., 5.50%, 04/15/2027 (e)		1,986	1,793
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (e)		958	965
Warnermedia Holdings, Inc.,
3.43%, 03/15/2024 (e)		118	115
3.79%, 03/15/2025 (e)		112	107
5.14%, 03/15/2052 (e)		14,616	10,677
5.39%, 03/15/2062 (e)		2,791	2,031
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.,
5.13%, 10/01/2029 (e)		9,607	8,234
7.75%, 04/15/2025 (e)		1,849	1,839

			119,013

Food Service — 0.1%
Aramark International Finance Sarl, (Luxembourg), Reg. S, 3.13%, 04/01/2025	EUR	447	457
Aramark Services, Inc.,
5.00%, 04/01/2025 (e)		124	121
5.00%, 02/01/2028 (e)		2,822	2,633
6.38%, 05/01/2025 (e)		2,470	2,440
Elior Group SA, (France), Reg. S, 3.75%, 07/15/2026	EUR	100	89

			5,740

Home Builders — 1.6%
Ashton Woods USA LLC / Ashton Woods Finance Co.,
4.63%, 08/01/2029 (e)		2,383	1,908

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Home Builders — continued
4.63%, 04/01/2030 (e)	500	401
6.63%, 01/15/2028 (e)	1,400	1,232
Beazer Homes USA, Inc.,
5.88%, 10/15/2027	5,850	5,117
6.75%, 03/15/2025	2,555	2,465
7.25%, 10/15/2029	1,800	1,601
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, (Canada),
4.88%, 02/15/2030 (e)	5,959	4,646
5.00%, 06/15/2029 (e)	2,611	2,040
6.25%, 09/15/2027 (e)	4,400	3,908
Century Communities, Inc.,
3.88%, 08/15/2029 (e)	1,838	1,445
6.75%, 06/01/2027	4,375	4,178
Empire Communities Corp., (Canada), 7.00%, 12/15/2025 (e)	750	678
Forestar Group, Inc.,
3.85%, 05/15/2026 (e)	2,425	2,126
5.00%, 03/01/2028 (e)	1,475	1,265
KB Home,
4.00%, 06/15/2031	1,050	844
4.80%, 11/15/2029	2,000	1,740
6.88%, 06/15/2027	698	702
7.25%, 07/15/2030	3,350	3,255
M/I Homes, Inc., 4.95%, 02/01/2028	2,443	2,171
Mattamy Group Corp., (Canada),
4.63%, 03/01/2030 (e)	3,580	2,902
5.25%, 12/15/2027 (e)	6,574	5,830
Meritage Homes Corp.,
5.13%, 06/06/2027	2,728	2,565
6.00%, 06/01/2025	800	796
Shea Homes LP / Shea Homes Funding Corp.,
4.75%, 02/15/2028	3,225	2,816
4.75%, 04/01/2029	450	378
STL Holding Co. LLC, 7.50%, 02/15/2026 (e)	2,765	2,433
Taylor Morrison Communities, Inc.,
5.13%, 08/01/2030 (e)	5,571	4,839
5.75%, 01/15/2028 (e)	700	655
5.88%, 06/15/2027 (e)	3,870	3,716
Tri Pointe Homes, Inc.,
5.25%, 06/01/2027	1,300	1,161
5.70%, 06/15/2028	2,651	2,401

		72,214

Home Furnishings — 0.0% (g)
Tempur Sealy International, Inc.,
3.88%, 10/15/2031 (e)	398	311
4.00%, 04/15/2029 (e)	93	78

		389

Housewares — 0.3%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025 (e)	3,594	3,084

SEE NOTES TO FINANCIAL STATEMENTS.

216	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Housewares — continued
Scotts Miracle-Gro Co. (The),
4.00%, 04/01/2031		6,000	4,583
4.38%, 02/01/2032		1,000	754
SWF Escrow Issuer Corp., 6.50%, 10/01/2029 (e)		9,101	5,274

			13,695

Leisure Time — 0.8%
Carnival Corp., (Panama),
4.00%, 08/01/2028 (e)		2,788	2,273
5.75%, 03/01/2027 (e)		4,173	2,980
6.00%, 05/01/2029 (e)		4,735	3,155
7.63%, 03/01/2026 (e)		436	346
Reg. S, 7.63%, 03/01/2026	EUR	103	88
9.88%, 08/01/2027 (e)		3,426	3,238
Reg. S, 10.13%, 02/01/2026	EUR	400	423
10.50%, 02/01/2026 (e)		2,566	2,563
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028 (e)		3,131	3,214
Life Time, Inc.,
5.75%, 01/15/2026 (e)		2,868	2,668
8.00%, 04/15/2026 (e)		173	156
Lindblad Expeditions LLC, 6.75%, 02/15/2027 (e)		2,266	2,056
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029 (e)		74	55
NCL Corp. Ltd., (Bermuda),
5.88%, 03/15/2026 (e)		1,661	1,308
7.75%, 02/15/2029 (e)		69	52
NCL Finance Ltd., (Bermuda), 6.13%, 03/15/2028 (e)		87	64
Royal Caribbean Cruises Ltd., (Liberia),
4.25%, 07/01/2026 (e)		589	476
5.38%, 07/15/2027 (e)		1,105	895
5.50%, 08/31/2026 (e)		308	259
5.50%, 04/01/2028 (e)		102	81
8.25%, 01/15/2029 (e)		4,033	4,053
9.25%, 01/15/2029 (e)		2,130	2,189
11.50%, 06/01/2025 (e)		1,428	1,531
11.63%, 08/15/2027 (e)		643	645
Viking Cruises Ltd., (Bermuda),
5.88%, 09/15/2027 (e)		200	163
6.25%, 05/15/2025 (e)		500	450
Viking Ocean Cruises Ship VII Ltd., (Bermuda), 5.63%, 02/15/2029 (e)		1,746	1,406
Vista Outdoor, Inc., 4.50%, 03/15/2029 (e)		50	37

			36,824

Lodging — 3.4%
Accor SA, (France), Reg. S, (EUR Swap Rate 5 Year + 4.56%), 4.38%, 01/30/2024 (x) (aa)	EUR	300	301
Boyd Gaming Corp.,
4.75%, 12/01/2027		191	178

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Lodging — continued
4.75%, 06/15/2031 (e)	4,596	3,998
Champion Path Holdings Ltd., (British Virgin Islands),
Reg. S, 4.50%, 01/27/2026	1,719	1,485
Reg. S, 4.85%, 01/27/2028	600	502
Fortune Star BVI Ltd., (British Virgin Islands),
Reg. S, 5.00%, 05/18/2026	2,900	1,960
Reg. S, 5.05%, 01/27/2027	1,200	763
Reg. S, 5.95%, 10/19/2025	7,400	5,665
Reg. S, 6.85%, 07/02/2024	7,100	6,040
Genting New York LLC / GENNY Capital, Inc., 3.30%, 02/15/2026 (e)	270	236
Hilton Domestic Operating Co., Inc.,
3.63%, 02/15/2032 (e)	3,998	3,202
3.75%, 05/01/2029 (e)	3,145	2,720
4.00%, 05/01/2031 (e)	613	513
4.88%, 01/15/2030	2,389	2,165
5.75%, 05/01/2028 (e)	503	488
Hyatt Hotels Corp., 1.30%, 10/01/2023	440	428
Las Vegas Sands Corp., 3.90%, 08/08/2029	793	673
Melco Resorts Finance Ltd., (Cayman Islands),
Reg. S, 4.88%, 06/06/2025	5,580	5,124
Reg. S, 5.63%, 07/17/2027	1,600	1,362
Reg. S, 5.75%, 07/21/2028	18,250	15,197
MGM China Holdings Ltd., (Cayman Islands),
Reg. S, 4.75%, 02/01/2027	2,800	2,477
5.25%, 06/18/2025 (e)	2,000	1,881
Reg. S, 5.25%, 06/18/2025	2,970	2,793
5.38%, 05/15/2024 (e)	1,900	1,834
Reg. S, 5.38%, 05/15/2024	1,300	1,254
Reg. S, 5.88%, 05/15/2026	2,300	2,148
MGM Resorts International,
4.63%, 09/01/2026	750	687
4.75%, 10/15/2028	8,026	7,004
5.50%, 04/15/2027	650	604
5.75%, 06/15/2025	1,300	1,263
6.75%, 05/01/2025	3,875	3,896
Sands China Ltd., (Cayman Islands),
2.80%, 03/08/2027	3,300	2,826
4.30%, 01/08/2026	8,850	8,167
5.63%, 08/08/2025	9,600	9,195
5.90%, 08/08/2028	10,500	9,854
Station Casinos LLC,
4.50%, 02/15/2028 (e)	3,193	2,776
4.63%, 12/01/2031 (e)	588	472
Studio City Finance Ltd., (British Virgin Islands), Reg. S, 6.00%, 07/15/2025	10,783	9,349
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025 (e)	3,950	3,687
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023 (e)	165	163
Wynn Macau Ltd., (Cayman Islands),
Reg. S, 4.88%, 10/01/2024	2,000	1,888

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	217

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Lodging — continued
Reg. S, 5.13%, 12/15/2029		650	526
5.50%, 01/15/2026 (e)		500	459
Reg. S, 5.50%, 01/15/2026		12,550	11,512
5.50%, 10/01/2027 (e)		2,430	2,124
Reg. S, 5.50%, 10/01/2027		1,900	1,661
5.63%, 08/26/2028 (e)		4,800	4,100
Reg. S, 5.63%, 08/26/2028		3,900	3,331

			150,931

Retail — 2.2%
1011778 BC ULC / New Red Finance, Inc., (Canada),
3.50%, 02/15/2029 (e)		1,500	1,287
4.00%, 10/15/2030 (e)		7,891	6,385
4.38%, 01/15/2028 (e)		1,255	1,124
5.75%, 04/15/2025 (e)		77	76
7-Eleven, Inc., 0.80%, 02/10/2024 (e)		425	404
Arko Corp., 5.13%, 11/15/2029 (e)		1,650	1,296
Asbury Automotive Group, Inc.,
4.75%, 03/01/2030		3	2
5.00%, 02/15/2032 (e)		2,996	2,465
At Home Group, Inc.,
4.88%, 07/15/2028 (e)		300	211
7.13%, 07/15/2029 (e)		1,475	856
BCPE Ulysses Intermediate, Inc., 7.75% (cash), 04/01/2027 (e) (v)		125	77
Beacon Roofing Supply, Inc., 4.13%, 05/15/2029 (e)		1,529	1,271
Brinker International, Inc., 5.00%, 10/01/2024 (e)		1,300	1,253
Burger King France SAS, (France), Reg. S, (ICE LIBOR EUR 3 Month + 4.75%), 6.39%, 11/01/2026 (aa)	EUR	400	416
Carrols Restaurant Group, Inc., 5.88%, 07/01/2029 (e)		975	683
Constellation Automotive Financing plc, (United Kingdom), Reg. S, 4.88%, 07/15/2027	GBP	200	158
eG Global Finance plc, (United Kingdom),
Reg. S, 4.38%, 02/07/2025	EUR	922	854
Reg. S, 6.25%, 10/30/2025	EUR	1,636	1,532
6.75%, 02/07/2025 (e)		5,305	4,631
8.50%, 10/30/2025 (e)		1,765	1,644
Ferrellgas LP / Ferrellgas Finance Corp.,
5.38%, 04/01/2026 (e)		300	273
5.88%, 04/01/2029 (e)		1,385	1,136
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.,
4.63%, 01/15/2029 (e)		3,093	2,617
6.75%, 01/15/2030 (e)		3,387	2,732
Food Service Project SA, (Spain), Reg. S, 5.50%, 01/21/2027	EUR	100	99
Foundation Building Materials, Inc., 6.00%, 03/01/2029 (e)		5,476	4,100

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Retail — continued
Gap, Inc. (The),
3.63%, 10/01/2029 (e)		2,000	1,411
3.88%, 10/01/2031 (e)		2,980	2,079
Goldstory SASU, (France), Reg. S, 5.38%, 03/01/2026	EUR	300	293
GYP Holdings III Corp., 4.63%, 05/01/2029 (e)		1,083	890
Jollibee Worldwide Pte Ltd., (Singapore), Reg. S, 4.13%, 01/24/2026		4,200	4,005
Ken Garff Automotive LLC, 4.88%, 09/15/2028 (e)		3	2
LBM Acquisition LLC, 6.25%, 01/15/2029 (e)		2,999	1,913
LCM Investments Holdings II LLC, 4.88%, 05/01/2029 (e)		3,053	2,445
Lithia Motors, Inc., 3.88%, 06/01/2029 (e)		13	11
Park River Holdings, Inc.,
5.63%, 02/01/2029 (e)		3,700	2,464
6.75%, 08/01/2029 (e)		550	377
Patrick Industries, Inc.,
4.75%, 05/01/2029 (e)		2,325	1,930
7.50%, 10/15/2027 (e)		60	58
Penske Automotive Group, Inc., 3.75%, 06/15/2029 (e)		252	204
PetSmart, Inc. / PetSmart Finance Corp.,
4.75%, 02/15/2028 (e)		250	226
7.75%, 02/15/2029 (e)		4,836	4,542
Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/01/2025		3,850	3,709
SRS Distribution, Inc.,
4.63%, 07/01/2028 (e)		5,844	5,181
6.00%, 12/01/2029 (e)		6,386	5,082
6.13%, 07/01/2029 (e)		4,266	3,449
Staples, Inc., 7.50%, 04/15/2026 (e)		1,728	1,487
Suburban Propane Partners LP / Suburban Energy Finance Corp.,
5.00%, 06/01/2031 (e)		3,800	3,230
5.88%, 03/01/2027		2,075	1,972
Superior Plus LP / Superior General Partner, Inc., (Canada), 4.50%, 03/15/2029 (e)		4,075	3,484
White Cap Buyer LLC, 6.88%, 10/15/2028 (e)		11,799	10,206
White Cap Parent LLC, 8.25% (cash), 03/15/2026 (e) (v)		1,891	1,635
Yum! Brands, Inc., 5.38%, 04/01/2032		478	443

			100,310

Storage/Warehousing — 0.1%
GLP China Holdings Ltd., (Hong Kong), Reg. S, 2.95%, 03/29/2026		3,050	2,144

Toys/Games/Hobbies — 0.1%
Mattel, Inc., 5.45%, 11/01/2041		2,701	2,199

Total Consumer Cyclical			691,310

SEE NOTES TO FINANCIAL STATEMENTS.

218	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Consumer Non-cyclical — 10.8%
Agriculture — 0.2%
BAT Capital Corp., 3.22%, 08/15/2024		86	83
BAT International Finance plc, (United Kingdom), 3.95%, 06/15/2025 (e)		358	344
Darling Ingredients, Inc., 6.00%, 06/15/2030 (e)		4,450	4,350
Imperial Brands Finance plc, (United Kingdom),
3.13%, 07/26/2024 (e)		643	615
6.13%, 07/27/2027 (e)		400	398
Philip Morris International, Inc.,
5.00%, 11/17/2025		77	77
5.13%, 11/17/2027		193	195
Vector Group Ltd., 5.75%, 02/01/2029 (e)		4,175	3,620
Viterra Finance BV, (Netherlands), 2.00%, 04/21/2026 (e)		700	608

			10,290

Beverages — 0.0% (g)
Constellation Brands, Inc., 3.60%, 02/15/2028		222	206

Biotechnology — 0.0% (g)
Cidron Aida Finco Sarl, (Luxembourg),
Reg. S, 5.00%, 04/01/2028	EUR	200	183
Reg. S, 6.25%, 04/01/2028	GBP	100	98
Gilead Sciences, Inc., 0.75%, 09/29/2023		760	736
Illumina, Inc.,
5.75%, 12/13/2027		54	55
5.80%, 12/12/2025		38	38

			1,110

Commercial Services — 4.2%
Adani Ports & Special Economic Zone Ltd., (India), 3.38%, 07/24/2024 (e)		200	190
ADT Security Corp. (The),
4.13%, 08/01/2029 (e)		2,114	1,798
4.88%, 07/15/2032 (e)		156	132
Adtalem Global Education, Inc., 5.50%, 03/01/2028 (e)		1,646	1,494
Albion Financing 1 Sarl / Aggreko Holdings, Inc., (Luxembourg), 6.13%, 10/15/2026 (e)		200	178
Allied Universal Holdco LLC / Allied Universal Finance Corp.,
6.00%, 06/01/2029 (e)		9,393	6,817
6.63%, 07/15/2026 (e)		17,766	16,256
9.75%, 07/15/2027 (e)		7,871	6,848
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 Sarl, (Multinational),
Reg. S, 3.63%, 06/01/2028	EUR	160	135
4.63%, 06/01/2028 (e)		10,572	8,683
Alta Equipment Group, Inc., 5.63%, 04/15/2026 (e)		900	810

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
AMN Healthcare, Inc.,
4.00%, 04/15/2029 (e)		900	770
4.63%, 10/01/2027 (e)		3,949	3,641
APi Group DE, Inc.,
4.13%, 07/15/2029 (e)		1,730	1,434
4.75%, 10/15/2029 (e)		450	390
APX Group, Inc.,
5.75%, 07/15/2029 (e)		4,475	3,705
6.75%, 02/15/2027 (e)		154	148
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 04/01/2028 (e)		3,300	2,780
Avis Budget Finance Plc, (Jersey), Reg. S, 4.75%, 01/30/2026	EUR	300	299
BCP V Modular Services Finance II plc, (United Kingdom),
Reg. S, 4.75%, 11/30/2028	EUR	200	179
Reg. S, 6.13%, 11/30/2028	GBP	100	101
Block, Inc., 3.50%, 06/01/2031		11,344	9,052
Brink’s Co. (The),
4.63%, 10/15/2027 (e)		4,163	3,809
5.50%, 07/15/2025 (e)		1,450	1,424
Carriage Services, Inc., 4.25%, 05/15/2029 (e)		1,200	952
CoreLogic, Inc., 4.50%, 05/01/2028 (e)		3,614	2,773
eHi Car Services Ltd., (Cayman Islands), Reg. S, 7.00%, 09/21/2026		8,050	4,840
Garda World Security Corp., (Canada), 4.63%, 02/15/2027 (e)		27	24
Gartner, Inc.,
3.63%, 06/15/2029 (e)		176	155
3.75%, 10/01/2030 (e)		545	470
4.50%, 07/01/2028 (e)		3,973	3,704
Global Payments, Inc.,
2.65%, 02/15/2025		47	44
2.90%, 05/15/2030		717	590
3.20%, 08/15/2029		716	610
3.75%, 06/01/2023		146	145
5.40%, 08/15/2032		2,184	2,088
5.95%, 08/15/2052		3,558	3,216
HealthEquity, Inc., 4.50%, 10/01/2029 (e)		4,458	3,896
Herc Holdings, Inc., 5.50%, 07/15/2027 (e)		6,512	6,074
Hertz Corp. (The),
4.63%, 12/01/2026 (e)		632	529
5.00%, 12/01/2029 (e)		1,875	1,423
India Toll Roads, (Mauritius), Reg. S, 5.50%, 08/19/2024		6,100	5,863
La Financiere Atalian SASU, (France), Reg. S, 4.00%, 05/15/2024	EUR	300	272
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/2026 (e)		41	36
Loxam SAS, (France), Reg. S, 3.25%, 01/14/2025	EUR	300	305
Metis Merger Sub LLC, 6.50%, 05/15/2029 (e)		5,185	4,353

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	219

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Commercial Services — continued
MPH Acquisition Holdings LLC, 5.50%, 09/01/2028 (e)		2,048	1,598
Neptune Bidco US, Inc., 9.29%, 04/15/2029 (e)		1,530	1,442
NESCO Holdings II, Inc., 5.50%, 04/15/2029 (e)		2,972	2,600
Prime Security Services Borrower LLC / Prime Finance, Inc.,
5.75%, 04/15/2026 (e)		2,330	2,236
6.25%, 01/15/2028 (e)		3,412	3,105
Rekeep SpA, (Italy), Reg. S, 7.25%, 02/01/2026	EUR	300	267
Royal Capital BV, (Netherlands),
Reg. S, (CMT Index 5 Year + 5.93%), 4.88%, 05/05/2024 (x) (aa)		1,131	1,079
Reg. S, (CMT Index 5 Year + 7.40%), 5.00%, 02/05/2026 (x) (aa)		6,150	5,692
Sabre GLBL, Inc.,
7.38%, 09/01/2025 (e)		1,849	1,767
9.25%, 04/15/2025 (e)		1,903	1,895
11.25%, 12/15/2027 (e)		639	658
Service Corp. International,
3.38%, 08/15/2030		1,170	963
4.00%, 05/15/2031		5,054	4,259
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026 (e)		3,590	3,392
Sotheby’s, 7.38%, 10/15/2027 (e)		10,018	9,393
Sotheby’s / Bidfair Holdings, Inc., 5.88%, 06/01/2029 (e)		299	251
Techem Verwaltungsgesellschaft 674 mbH, (Germany), Reg. S, 6.00%, 07/30/2026	EUR	176	177
Triton Container International Ltd., (Bermuda), 0.80%, 08/01/2023 (e)		400	386
United Rentals North America, Inc.,
3.75%, 01/15/2032		2,700	2,203
3.88%, 02/15/2031		3,995	3,349
4.88%, 01/15/2028		2,025	1,919
5.25%, 01/15/2030		425	399
6.00%, 12/15/2029 (e)		10,922	10,854
Verscend Escrow Corp., 9.75%, 08/15/2026 (e)		16,227	15,898
Williams Scotsman International, Inc., 4.63%, 08/15/2028 (e)		2,141	1,932

			191,149

Cosmetics/Personal Care — 0.0% (g)
Coty, Inc., Reg. S, 3.88%, 04/15/2026	EUR	200	199
Coty, Inc. / HFC Prestige Products, Inc. / HFC Prestige International US LLC, 4.75%, 01/15/2029 (e)		62	56

			255

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Food — 1.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC,
3.25%, 03/15/2026 (e)		80	73
3.50%, 03/15/2029 (e)		3,350	2,811
4.88%, 02/15/2030 (e)		1,144	1,021
5.88%, 02/15/2028 (e)		5,322	5,059
B&G Foods, Inc.,
5.25%, 04/01/2025		4,250	3,727
5.25%, 09/15/2027		2,271	1,741
Bellis Acquisition Co. plc, (United Kingdom), Reg. S, 3.25%, 02/16/2026	GBP	200	196
C&S Group Enterprises LLC, 5.00%, 12/15/2028 (e)		675	510
China Modern Dairy Holdings Ltd., (Cayman Islands), Reg. S, 2.13%, 07/14/2026		1,800	1,522
Chobani LLC / Chobani Finance Corp., Inc.,
4.63%, 11/15/2028 (e)		6,559	5,710
7.50%, 04/15/2025 (e)		11,998	11,683
Darling Global Finance BV, (Netherlands), Reg. S, 3.63%, 05/15/2026	EUR	200	208
FPC Resources Ltd., (British Virgin Islands), Reg. S, 4.38%, 09/11/2027		300	280
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Multinational), 3.75%, 12/01/2031 (e)		182	149
JGSH Philippines Ltd., (British Virgin Islands), Reg. S, 4.13%, 07/09/2030		6,350	5,538
Kraft Heinz Foods Co.,
4.88%, 10/01/2049		4,302	3,746
5.20%, 07/15/2045		3,550	3,291
5.50%, 06/01/2050		27	26
6.88%, 01/26/2039		2,000	2,190
7.13%, 08/01/2039 (e)		500	553
Lamb Weston Holdings, Inc.,
4.13%, 01/31/2030 (e)		1,988	1,756
4.38%, 01/31/2032 (e)		8,132	7,105
4.88%, 05/15/2028 (e)		72	68
Market Bidco Finco plc, (United Kingdom), 5.50%, 11/04/2027 (e)	GBP	250	230
Ocado Group plc, (United Kingdom), Reg. S, 3.88%, 10/08/2026	GBP	100	93
Performance Food Group, Inc.,
4.25%, 08/01/2029 (e)		553	479
5.50%, 10/15/2027 (e)		4,337	4,091
Picard Groupe SAS, (France), Reg. S, 3.88%, 07/01/2026	EUR	200	182
Pilgrim’s Pride Corp.,
3.50%, 03/01/2032 (e)		2,757	2,158
4.25%, 04/15/2031 (e)		8,148	6,930
Post Holdings, Inc.,
4.50%, 09/15/2031 (e)		1,666	1,401
4.63%, 04/15/2030 (e)		2,780	2,390
5.50%, 12/15/2029 (e)		1,000	905
5.63%, 01/15/2028 (e)		700	659

SEE NOTES TO FINANCIAL STATEMENTS.

220	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Food — continued
Premier Foods Finance plc, (United Kingdom), Reg. S, 3.50%, 10/15/2026	GBP	200	212
Quatrim SASU, (France), Reg. S, 5.88%, 01/15/2024	EUR	100	104
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, 4.63%, 03/01/2029 (e)		1,439	1,171
United Natural Foods, Inc., 6.75%, 10/15/2028 (e)		123	118
US Foods, Inc.,
4.75%, 02/15/2029 (e)		3,074	2,730
6.25%, 04/15/2025 (e)		456	451

			83,267

Healthcare — Products — 0.6%
Avantor Funding, Inc.,
Reg. S, 3.88%, 07/15/2028	EUR	100	98
3.88%, 11/01/2029 (e)		602	506
4.63%, 07/15/2028 (e)		4,191	3,808
Garden Spinco Corp., 8.63%, 07/20/2030 (e)		1,541	1,633
GE HealthCare Technologies, Inc., 5.60%, 11/15/2025 (e)		225	227
Medline Borrower LP,
3.88%, 04/01/2029 (e)		4,816	3,876
5.25%, 10/01/2029 (e)		16,186	12,856
Teleflex, Inc., 4.25%, 06/01/2028 (e)		2,101	1,918

			24,922

Healthcare — Services — 2.4%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029 (e)		126	116
AHP Health Partners, Inc., 5.75%, 07/15/2029 (e)		2,942	2,299
Cano Health LLC, 6.25%, 10/01/2028 (e)		875	529
Catalent Pharma Solutions, Inc.,
3.13%, 02/15/2029 (e)		431	343
3.50%, 04/01/2030 (e)		5,260	4,153
Centene Corp.,
2.45%, 07/15/2028		2,006	1,691
2.50%, 03/01/2031		2,694	2,108
2.63%, 08/01/2031		1,549	1,215
3.00%, 10/15/2030		9,768	8,007
4.25%, 12/15/2027		348	327
Charles River Laboratories International, Inc.,
4.00%, 03/15/2031 (e)		20	17
4.25%, 05/01/2028 (e)		2,244	2,067
CHS / Community Health Systems, Inc.,
5.25%, 05/15/2030 (e)		512	386
5.63%, 03/15/2027 (e)		700	600
6.00%, 01/15/2029 (e)		4,656	3,895
DaVita, Inc.,
3.75%, 02/15/2031 (e)		9,332	6,965
4.63%, 06/01/2030 (e)		3,000	2,408

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare—Services — continued
Encompass Health Corp.,
4.50%, 02/01/2028		55	50
4.63%, 04/01/2031		2,671	2,296
4.75%, 02/01/2030		1,800	1,580
HCA, Inc.,
4.63%, 03/15/2052 (e)		2,410	1,889
5.25%, 04/15/2025		500	497
7.05%, 12/01/2027		950	997
7.50%, 11/06/2033		2,900	3,055
IQVIA, Inc.,
Reg. S, 1.75%, 03/15/2026	EUR	200	196
Reg. S, 2.25%, 03/15/2029	EUR	100	90
5.00%, 10/15/2026 (e)		397	379
Korian SA, (France), Reg. S, (UK Gilts 5 Year + 9.08%), 4.13%, 03/15/2024 (x) (aa)	GBP	300	273
Legacy LifePoint Health LLC,
4.38%, 02/15/2027 (e)		14	12
6.75%, 04/15/2025 (e)		1,730	1,628
LifePoint Health, Inc., 5.38%, 01/15/2029 (e)		6,650	3,758
Molina Healthcare, Inc.,
3.88%, 11/15/2030 (e)		334	283
3.88%, 05/15/2032 (e)		3,672	3,049
Prime Healthcare Services, Inc., 7.25%, 11/01/2025 (e)		4,525	3,824
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/01/2026 (e)		7,550	6,076
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025 (e)		777	766
10.00%, 04/15/2027 (e)		4,875	4,960
Syneos Health, Inc., 3.63%, 01/15/2029 (e)		2,212	1,780
Tenet Healthcare Corp.,
4.25%, 06/01/2029 (e)		6,704	5,808
4.38%, 01/15/2030 (e)		8,455	7,318
4.88%, 01/01/2026 (e)		8,048	7,641
5.13%, 11/01/2027 (e)		4,407	4,099
6.13%, 10/01/2028 (e)		4,507	4,035
6.13%, 06/15/2030 (e)		2,272	2,165
6.25%, 02/01/2027 (e)		630	602

			106,232

Household Products/Wares — 0.2%
ACCO Brands Corp., 4.25%, 03/15/2029 (e)		2,815	2,322
Central Garden & Pet Co.,
4.13%, 10/15/2030		101	83
5.13%, 02/01/2028		360	335
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.,
5.00%, 12/31/2026 (e)		900	778
7.00%, 12/31/2027 (e)		2,525	2,077
Spectrum Brands, Inc., 3.88%, 03/15/2031 (e)		2,767	2,152

			7,747

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	221

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Pharmaceuticals — 1.3%
AdaptHealth LLC,
4.63%, 08/01/2029 (e)		4,650	3,893
5.13%, 03/01/2030 (e)		801	682
6.13%, 08/01/2028 (e)		2,315	2,122
Bausch Health Americas, Inc., 8.50%, 01/31/2027 (e)		3,100	1,627
Bausch Health Cos., Inc., (Canada),
5.00%, 01/30/2028 (e)		4,000	1,920
5.00%, 02/15/2029 (e)		8,800	4,217
5.25%, 01/30/2030 (e)		6,510	3,125
5.25%, 02/15/2031 (e)		2,370	1,138
6.25%, 02/15/2029 (e)		6,918	3,331
7.00%, 01/15/2028 (e)		450	217
Bayer US Finance II LLC,
3.88%, 12/15/2023 (e)		554	546
4.25%, 12/15/2025 (e)		300	291
(ICE LIBOR USD 3 Month + 1.01%), 5.78%, 12/15/2023 (e) (aa)		200	199
Cheplapharm Arzneimittel GmbH, (Germany),
Reg. S, 4.38%, 01/15/2028	EUR	200	188
5.50%, 01/15/2028 (e)		3,327	2,782
CVS Health Corp., 4.30%, 03/25/2028		154	149
Embecta Corp.,
5.00%, 02/15/2030 (e)		2,550	2,158
6.75%, 02/15/2030 (e)		1,184	1,068
Gruenenthal GmbH, (Germany),
Reg. S, 3.63%, 11/15/2026	EUR	200	196
Reg. S, 4.13%, 05/15/2028	EUR	100	96
Health & Happiness H&H International Holdings Ltd., (Cayman Islands), Reg. S, 5.63%, 10/24/2024		8,250	7,252
Jazz Securities DAC, (Ireland), 4.38%, 01/15/2029 (e)		4,853	4,325
Nidda Healthcare Holding GmbH, (Germany), Reg. S, 3.50%, 09/30/2024	EUR	100	104
Option Care Health, Inc., 4.38%, 10/31/2029 (e)		1,566	1,370
Organon & Co. / Organon Foreign Debt Co-Issuer BV,
Reg. S, 2.88%, 04/30/2028	EUR	200	187
4.13%, 04/30/2028 (e)		2,614	2,315
5.13%, 04/30/2031 (e)		6,617	5,726
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/2025 (e)		2,408	1,950
PRA Health Sciences, Inc., 2.88%, 07/15/2026 (e)		2,919	2,642
Teva Pharmaceutical Finance Netherlands II BV, (Netherlands),
Reg. S, 1.25%, 03/31/2023	EUR	200	211
4.50%, 03/01/2025	EUR	100	103
Teva Pharmaceutical Finance Netherlands III BV, (Netherlands),
3.15%, 10/01/2026		1,757	1,536
7.13%, 01/31/2025		200	199

			57,865

Total Consumer Non-cyclical			483,043

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified — 0.1%
Holding Companies — Diversified — 0.1%
San Miguel Corp., (Philippines), Reg. S, (CMT Index 5 Year + 10.24%), 5.50%, 07/29/2025 (x) (aa)		3,150	2,744

Energy — 11.5%
Coal — 0.3%
Adaro Indonesia PT, (Indonesia), Reg. S, 4.25%, 10/31/2024		5,200	4,997
Coronado Finance Pty Ltd., (Australia), 10.75%, 05/15/2026 (e)		1,554	1,589
Indika Energy Capital IV Pte Ltd., (Singapore), Reg. S, 8.25%, 10/22/2025		7,950	7,836

			14,422

Energy — Alternate Sources — 1.0%
Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energ, (India), Reg. S, 6.25%, 12/10/2024		4,300	4,180
Continuum Energy Levanter Pte Ltd., (Singapore), Reg. S, 4.50%, 02/09/2027		1,161	1,042
Cullinan Holdco Scsp, (Luxembourg), Reg. S, 4.63%, 10/15/2026	EUR	201	188
Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 01/15/2026 (e)		154	145
Greenko Dutch BV, (Netherlands), Reg. S, 3.85%, 03/29/2026		8,309	7,185
Greenko Investment Co., (Mauritius), Reg. S, 4.88%, 08/16/2023		6,633	6,477
Greenko Solar Mauritius Ltd., (Mauritius), Reg. S, 5.55%, 01/29/2025		5,850	5,487
Greenko Wind Projects Mauritius Ltd., (Mauritius), 5.50%, 04/06/2025 (e)		7,200	6,724
India Green Energy Holdings, (Mauritius), Reg. S, 5.38%, 04/29/2024		9,000	8,663
India Green Power Holdings, (Mauritius), Reg. S, 4.00%, 02/22/2027		300	255
SK Battery America, Inc., Reg. S, 2.13%, 01/26/2026		2,400	2,063
TerraForm Power Operating LLC, 4.75%, 01/15/2030 (e)		1,906	1,658

			44,067

Oil & Gas — 5.7%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 02/15/2026 (e)		9,088	9,015
Aker BP ASA, (Norway), 2.00%, 07/15/2026 (e)		314	278
Antero Resources Corp.,
5.38%, 03/01/2030 (e)		4,495	4,167
7.63%, 02/01/2029 (e)		950	956
Apache Corp.,
4.75%, 04/15/2043		250	188
5.10%, 09/01/2040		4,480	3,713
5.35%, 07/01/2049		695	562

SEE NOTES TO FINANCIAL STATEMENTS.

222	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
Ascent Resources Utica Holdings LLC / ARU Finance Corp.,
5.88%, 06/30/2029 (e)	7,534	6,718
7.00%, 11/01/2026 (e)	6,350	6,160
8.25%, 12/31/2028 (e)	2,272	2,227
9.00%, 11/01/2027 (e)	1,550	1,906
Athabasca Oil Corp., (Canada), 9.75%, 11/01/2026 (e)	3,120	3,292
Callon Petroleum Co.,
6.38%, 07/01/2026	3,558	3,316
7.50%, 06/15/2030 (e)	5,176	4,736
8.00%, 08/01/2028 (e)	4,934	4,685
Chesapeake Energy Corp.,
5.50%, 02/01/2026 (e)	500	483
5.88%, 02/01/2029 (e)	3,385	3,207
6.75%, 04/15/2029 (e)	6,088	5,927
Chord Energy Corp., 6.38%, 06/01/2026 (e)	142	138
CITGO Petroleum Corp.,
6.38%, 06/15/2026 (d) (e)	2,405	2,316
7.00%, 06/15/2025 (d) (e)	6,667	6,520
CNX Resources Corp.,
6.00%, 01/15/2029 (e)	17	16
7.25%, 03/14/2027 (e)	3,352	3,327
7.38%, 01/15/2031 (e)	2,599	2,491
Colgate Energy Partners III LLC,
5.88%, 07/01/2029 (e)	5,671	4,871
7.75%, 02/15/2026 (e)	663	643
Comstock Resources, Inc.,
5.88%, 01/15/2030 (e)	6,543	5,625
6.75%, 03/01/2029 (e)	7,272	6,563
Continental Resources, Inc.,
2.27%, 11/15/2026 (e)	512	443
3.80%, 06/01/2024	450	438
4.38%, 01/15/2028	275	250
Crescent Energy Finance LLC, 7.25%, 05/01/2026 (e)	6,029	5,681
CrownRock LP / CrownRock Finance, Inc.,
5.00%, 05/01/2029 (e)	1,052	945
5.63%, 10/15/2025 (e)	4,272	4,123
Devon Energy Corp., 5.25%, 10/15/2027	415	411
Diamondback Energy, Inc.,
4.25%, 03/15/2052	1,719	1,272
6.25%, 03/15/2033	3,462	3,521
Earthstone Energy Holdings LLC, 8.00%, 04/15/2027 (e)	3,635	3,472
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 01/30/2028 (e)	2,933	2,816
Eni SpA, (Italy), Series X-R, 4.00%, 09/12/2023 (e)	1,000	986
EnQuest plc, (United Kingdom), 11.63%, 11/01/2027 (e)	200	188
EQT Corp.,
3.90%, 10/01/2027	326	301
6.13%, 02/01/2025	342	343

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oil & Gas — continued
Gulfport Energy Corp., 8.00%, 05/17/2026 (e)	69	67
Harbour Energy plc, (United Kingdom), 5.50%, 10/15/2026 (e)	264	237
Hilcorp Energy I LP / Hilcorp Finance Co.,
5.75%, 02/01/2029 (e)	3,332	2,966
6.00%, 04/15/2030 (e)	410	364
6.00%, 02/01/2031 (e)	9,144	7,887
6.25%, 11/01/2028 (e)	786	711
6.25%, 04/15/2032 (e)	1,177	1,016
Laredo Petroleum, Inc., 9.50%, 01/15/2025	151	149
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026 (e)	156	151
Matador Resources Co., 5.88%, 09/15/2026	1,255	1,206
Medco Oak Tree Pte Ltd., (Singapore), Reg. S, 7.38%, 05/14/2026	11,550	10,977
MEG Energy Corp., (Canada),
5.88%, 02/01/2029 (e)	3,900	3,678
7.13%, 02/01/2027 (e)	2,175	2,218
Nabors Industries Ltd., (Bermuda),
7.25%, 01/15/2026 (e)	415	391
7.50%, 01/15/2028 (e)	5,393	4,934
Nabors Industries, Inc.,
5.75%, 02/01/2025	3,231	3,081
7.38%, 05/15/2027 (e)	6,844	6,630
Northern Oil and Gas, Inc., 8.13%, 03/01/2028 (e)	10,615	10,196
Occidental Petroleum Corp.,
4.30%, 08/15/2039	132	106
4.40%, 04/15/2046	2,293	1,791
4.40%, 08/15/2049	86	68
4.50%, 07/15/2044	777	617
4.63%, 06/15/2045	1,401	1,125
5.88%, 09/01/2025	416	414
6.20%, 03/15/2040	4,291	4,168
6.38%, 09/01/2028	2,795	2,822
6.45%, 09/15/2036	422	430
6.60%, 03/15/2046	98	101
6.63%, 09/01/2030	7,205	7,446
6.95%, 07/01/2024	15	15
7.15%, 05/15/2028	675	695
7.50%, 05/01/2031	2,134	2,288
7.88%, 09/15/2031	500	551
8.88%, 07/15/2030	2,081	2,350
Ovintiv, Inc.,
6.50%, 02/01/2038	204	203
6.63%, 08/15/2037	267	270
Parkland Corp., (Canada),
4.50%, 10/01/2029 (e)	2,925	2,440
4.63%, 05/01/2030 (e)	500	414
5.88%, 07/15/2027 (e)	2,443	2,320
PDC Energy, Inc.,
5.75%, 05/15/2026	85	81
6.13%, 09/15/2024	115	113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	223

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
Permian Resources Operating LLC, 6.88%, 04/01/2027 (e)		1,533	1,444
Petroleos Mexicanos, (Mexico),
3.50%, 01/30/2023		275	274
6.88%, 08/04/2026		315	297
Petron Corp., (Philippines), Reg. S, (CMT Index 5 Year + 7.57%), 5.95%, 04/19/2026 (x) (aa)		3,500	2,971
Precision Drilling Corp., (Canada), 6.88%, 01/15/2029 (e)		687	640
Range Resources Corp.,
4.75%, 02/15/2030 (e)		1,021	900
4.88%, 05/15/2025		1,926	1,829
Repsol International Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 4.41%), 4.25%, 09/11/2028 (x) (aa)	EUR	385	367
Rockcliff Energy II LLC, 5.50%, 10/15/2029 (e)		5,450	4,986
Saka Energi Indonesia PT, (Indonesia), Reg. S, 4.45%, 05/05/2024		2,400	2,290
SK Innovation Co. Ltd., (South Korea), Reg. S, 4.13%, 07/13/2023		2,590	2,560
SM Energy Co.,
5.63%, 06/01/2025		400	384
6.50%, 07/15/2028		1,111	1,065
6.63%, 01/15/2027		25	24
6.75%, 09/15/2026		1,210	1,175
Southwestern Energy Co.,
4.75%, 02/01/2032		2,591	2,214
5.38%, 02/01/2029		2,526	2,342
5.38%, 03/15/2030		4,825	4,400
5.70%, 01/23/2025		3	3
Suncor Energy, Inc., (Canada), 7.88%, 06/15/2026		145	156
Sunoco LP / Sunoco Finance Corp.,
4.50%, 05/15/2029		1,500	1,312
4.50%, 04/30/2030		1,775	1,541
5.88%, 03/15/2028		1,120	1,060
Tap Rock Resources LLC, 7.00%, 10/01/2026 (e)		8,474	7,882
Tengizchevroil Finance Co. International Ltd., (Bermuda), 2.63%, 08/15/2025 (e)		200	171
Transocean, Inc., (Cayman Islands),
7.25%, 11/01/2025 (e)		225	199
8.00%, 02/01/2027 (e)		3,000	2,445
11.50%, 01/30/2027 (e)		400	401
Vermilion Energy, Inc., (Canada), 6.88%, 05/01/2030 (e)		197	180
W&T Offshore, Inc., 9.75%, 11/01/2023 (e)		225	221

			252,656

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oil & Gas Services — 0.5%
Archrock Partners LP / Archrock Partners Finance Corp.,
6.25%, 04/01/2028 (e)		6,860	6,277
6.88%, 04/01/2027 (e)		2,184	2,085
Enerflex Ltd., (Canada), 9.00%, 10/15/2027 (e)		1,285	1,281
Oceaneering International, Inc., 4.65%, 11/15/2024		157	150
Saipem Finance International BV, (Netherlands), Reg. S, 2.63%, 01/07/2025	EUR	100	101
USA Compression Partners LP / USA Compression Finance Corp.,
6.88%, 04/01/2026		2,288	2,195
6.88%, 09/01/2027		6,357	5,944
Weatherford International Ltd., (Bermuda),
6.50%, 09/15/2028 (e)		1,908	1,871
8.63%, 04/30/2030 (e)		1,732	1,663
11.00%, 12/01/2024 (e)		213	217

			21,784

Pipelines — 4.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp.,
5.38%, 06/15/2029 (e)		5,604	5,123
5.75%, 03/01/2027 (e)		3,581	3,384
5.75%, 01/15/2028 (e)		2,146	1,991
7.88%, 05/15/2026 (e)		450	456
Buckeye Partners LP,
3.95%, 12/01/2026		88	79
5.60%, 10/15/2044		46	33
5.85%, 11/15/2043		17	13
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025		1,019	1,025
Cheniere Energy Partners LP,
3.25%, 01/31/2032		6,252	4,971
4.00%, 03/01/2031		7,800	6,640
4.50%, 10/01/2029		6,694	6,023
Cheniere Energy, Inc., 4.63%, 10/15/2028		4,518	4,084
CNX Midstream Partners LP, 4.75%, 04/15/2030 (e)		1,116	916
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 06/15/2031 (e)		7,893	6,895
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
5.63%, 05/01/2027 (e)		62	58
6.00%, 02/01/2029 (e)		2,831	2,597
8.00%, 04/01/2029 (e)		104	104
DCP Midstream Operating LP,
5.13%, 05/15/2029		2,250	2,167
5.38%, 07/15/2025		61	61
5.63%, 07/15/2027		178	177
6.45%, 11/03/2036 (e)		610	598
6.75%, 09/15/2037 (e)		260	262

SEE NOTES TO FINANCIAL STATEMENTS.

224	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pipelines — continued
DT Midstream, Inc.,
4.13%, 06/15/2029 (e)	6,531	5,611
4.38%, 06/15/2031 (e)	244	204
El Paso Natural Gas Co. LLC, 3.50%, 02/15/2032 (e)	1,022	860
Energy Transfer LP,
3.75%, 05/15/2030	1,524	1,348
4.25%, 03/15/2023	276	275
5.00%, 05/15/2050	3,765	3,029
5.30%, 04/15/2047	830	693
5.55%, 02/15/2028	1,109	1,098
5.75%, 02/15/2033	1,297	1,269
Series H, (CMT Index 5 Year + 5.69%), 6.50%, 11/15/2026 (x) (aa)	1,381	1,193
EnLink Midstream LLC,
5.38%, 06/01/2029	666	616
5.63%, 01/15/2028 (e)	5,127	4,884
6.50%, 09/01/2030 (e)	844	835
EnLink Midstream Partners LP,
4.15%, 06/01/2025	96	91
4.85%, 07/15/2026	2,605	2,449
5.05%, 04/01/2045	14	11
5.45%, 06/01/2047	1,586	1,271
5.60%, 04/01/2044	113	93
EQM Midstream Partners LP,
4.50%, 01/15/2029 (e)	11	9
4.75%, 01/15/2031 (e)	248	203
6.00%, 07/01/2025 (e)	2,241	2,162
6.50%, 07/01/2027 (e)	3,000	2,867
7.50%, 06/01/2027 (e)	1,225	1,200
7.50%, 06/01/2030 (e)	1,983	1,911
Genesis Energy LP / Genesis Energy Finance Corp.,
6.50%, 10/01/2025	484	460
7.75%, 02/01/2028	237	218
Global Partners LP / GLP Finance Corp.,
6.88%, 01/15/2029	1,050	962
7.00%, 08/01/2027	600	570
Hess Midstream Operations LP, 4.25%, 02/15/2030 (e)	2,421	2,070
ITT Holdings LLC, 6.50%, 08/01/2029 (e)	4,988	4,201
Kinder Morgan, Inc.,
4.80%, 02/01/2033	697	648
5.45%, 08/01/2052	1,970	1,774
Kinetik Holdings LP, 5.88%, 06/15/2030 (e)	3,949	3,703
MPLX LP, 4.95%, 03/14/2052	504	414
New Fortress Energy, Inc.,
6.50%, 09/30/2026 (e)	16,113	14,964
6.75%, 09/15/2025 (e)	5,646	5,340
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 02/01/2026 (e)	3,681	3,273
NOVA Gas Transmission Ltd., (Canada), 7.88%, 04/01/2023	420	422

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pipelines — continued
NuStar Logistics LP,
5.75%, 10/01/2025		32	31
6.00%, 06/01/2026		2,493	2,400
6.38%, 10/01/2030		13	12
ONEOK, Inc.,
4.35%, 03/15/2029		716	663
4.95%, 07/13/2047		829	672
Plains All American Pipeline LP / PAA Finance Corp.,
3.55%, 12/15/2029		1,179	1,025
3.60%, 11/01/2024		121	117
6.65%, 01/15/2037		489	484
Rockies Express Pipeline LLC,
4.95%, 07/15/2029 (e)		183	164
7.50%, 07/15/2038 (e)		5,750	5,319
Sabine Pass Liquefaction LLC,
5.75%, 05/15/2024		100	100
5.88%, 06/30/2026		250	253
5.90%, 09/15/2037 (e)		869	872
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.,
5.50%, 01/15/2028 (e)		3,468	3,076
6.00%, 03/01/2027 (e)		836	781
6.00%, 12/31/2030 (e)		2,483	2,147
6.00%, 09/01/2031 (e)		2,664	2,290
Targa Resources Corp., 6.25%, 07/01/2052		1,263	1,200
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.00%, 01/15/2032		2,496	2,096
6.50%, 07/15/2027		244	246
Venture Global Calcasieu Pass LLC,
3.88%, 08/15/2029 (e)		12,456	10,899
3.88%, 11/01/2033 (e)		10,957	8,951
4.13%, 08/15/2031 (e)		3,865	3,293
Western Midstream Operating LP,
4.30%, 02/01/2030		2,100	1,816
4.65%, 07/01/2026		785	745
5.30%, 03/01/2048		624	512
5.45%, 04/01/2044		190	158
5.50%, 08/15/2048		463	384
5.50%, 02/01/2050		10,919	8,897

			180,461

Total Energy			513,390

Financial — 12.2%
Banks — 2.0%
ABN AMRO Bank NV, (Netherlands), 4.75%, 07/28/2025 (e)		700	679
AIB Group plc, (Ireland),
(ICE LIBOR USD 3 Month + 1.87%), 4.26%, 04/10/2025 (e) (aa)		483	466
Reg. S, (EUR Swap Rate 5 Year + 5.70%), 5.25%, 10/09/2024 (x) (aa)	EUR	359	353

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	225

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Banco Bilbao Vizcaya Argentaria SA, (Spain), Reg. S, (EUR Swap Rate 5 Year + 6.04%), 6.00%, 03/29/2024 (x) (aa)	EUR	400	416
Banco BPM SpA, (Italy), Reg. S, (EUR Swap Rate 5 Year + 3.40%), 3.38%, 01/19/2032 (aa)	EUR	214	190
Bangkok Bank PCL, (Thailand),
Reg. S, (CMT Index 5 Year + 1.90%), 3.73%, 09/25/2034 (aa)		8,750	7,310
Reg. S, (CMT Index 5 Year + 4.73%), 5.00%, 09/23/2025 (x) (aa)		3,400	3,222
Bank Negara Indonesia Persero Tbk. PT, (Indonesia), Reg. S, 3.75%, 03/30/2026		9,050	8,346
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (aa)		80	76
(United States SOFR + 1.33%), 3.38%, 04/02/2026 (aa)		672	642
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/2024 (aa)		297	296
(United States SOFR + 1.11%), 3.84%, 04/25/2025 (aa)		1,063	1,039
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/2024 (aa)		355	352
(United States SOFR + 2.04%), 4.95%, 07/22/2028 (aa)		230	225
(United States SOFR + 1.99%), 6.20%, 11/10/2028 (aa)		2,875	2,964
Series L, 3.95%, 04/21/2025		552	537
Bank of East Asia Ltd. (The), (Hong Kong), Reg. S, (CMT Index 5 Year + 3.75%), 4.00%, 05/29/2030 (aa)		3,400	3,112
Bank of Ireland Group plc, (Ireland),
4.50%, 11/25/2023 (e)		500	495
(CMT Index 1 Year + 2.65%), 6.25%, 09/16/2026 (e) (aa)		200	198
Bank of Montreal, (Canada), 3.70%, 06/07/2025		141	137
BankUnited, Inc., 4.88%, 11/17/2025		544	536
Barclays plc, (United Kingdom),
(United States SOFR + 2.71%), 2.85%, 05/07/2026 (aa)		376	350
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 05/07/2025 (aa)		415	403
(ICE LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/2024 (aa)		200	199
(CMT Index 5 Year + 3.41%), 4.38%, 03/15/2028 (x) (aa)		465	354
(CMT Index 5 Year + 5.43%), 8.00%, 03/15/2029 (x) (aa)		794	742
BNP Paribas SA, (France),
(United States SOFR + 1.00%), 1.32%, 01/13/2027 (e) (aa)		221	193
Reg. S, (EUR Swap Rate 5 Year + 4.65%), 6.88%, 12/06/2029 (x) (aa)	EUR	200	212

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
BPCE SA, (France),
4.50%, 03/15/2025 (e)		200	192
4.88%, 04/01/2026 (e)		200	191
5.15%, 07/21/2024 (e)		235	230
Canadian Imperial Bank of Commerce, (Canada), 3.95%, 08/04/2025		231	226
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/2025 (aa)		935	906
3.70%, 01/12/2026		608	586
(United States SOFR + 1.37%), 4.14%, 05/24/2025 (aa)		243	238
Series W, (CMT Index 5 Year + 3.60%), 4.00%, 12/10/2025 (x) (aa)		185	161
Series Y, (CMT Index 5 Year + 3.00%), 4.15%, 11/15/2026 (x) (aa)		15	12
Commerzbank AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 6.36%), 6.13%, 10/09/2025 (x) (aa)	EUR	400	397
Credit Agricole SA, (France),
4.38%, 03/17/2025 (e)		450	434
(CMT Index 5 Year + 3.24%), 4.75%, 03/23/2029 (e) (x) (aa)		261	209
Credit Suisse Group AG, (Switzerland),
(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/2024 (e) (aa)		300	293
(USD Semi-annual Swap Rate 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (x) (aa)		200	156
Reg. S, (USD Semi-annual Swap Rate 5 Year + 3.46%), 6.25%, 12/18/2024 (x) (aa)		200	156
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 4.95%), 7.75%, 03/01/2029 (aa)	EUR	100	106
Danske Bank A/S, (Denmark), (ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (e) (aa)		1,193	1,117
Deutsche Bank AG, (Germany),
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 3.30%), 4.00%, 06/24/2032 (aa)	EUR	400	379
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 6.94%), 10.00%, 12/01/2027 (x) (aa)	EUR	200	221
Development Bank of the Philippines, (Philippines), Reg. S, 2.38%, 03/11/2031		2,683	2,002
Discover Bank, 4.25%, 03/13/2026		250	238
First-Citizens Bank & Trust Co., (CME Term SOFR 3 Month + 1.72%), 2.97%, 09/27/2025 (aa)		250	236
Freedom Mortgage Corp., 7.63%, 05/01/2026 (e)		883	737
Goldman Sachs Group, Inc. (The),
(United States SOFR + 0.91%), 1.95%, 10/21/2027 (aa)		200	175
(United States SOFR + 1.11%), 2.64%, 02/24/2028 (aa)		554	494

SEE NOTES TO FINANCIAL STATEMENTS.

226	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)		316	305
(United States SOFR + 1.73%), 4.48%, 08/23/2028 (aa)		212	204
Series R, (CMT Index 5 Year + 3.22%), 4.95%, 02/10/2025 (x) (aa)		441	401
HDFC Bank Ltd., (India), Reg. S, (CMT Index 5 Year + 2.93%), 3.70%, 08/25/2026 (x) (aa)		1,800	1,544
HSBC Holdings plc, (United Kingdom),
(CMT Index 5 Year + 3.65%), 4.60%, 12/17/2030 (x) (aa)		200	156
(United States SOFR + 3.35%), 7.39%, 11/03/2028 (aa)		1,950	2,046
Huntington Bancshares, Inc., (United States SOFR + 1.97%), 4.44%, 08/04/2028 (aa)		100	95
ING Groep NV, (Netherlands),
Reg. S, (USD ICE Swap Rate 5 Year + 1.94%), 4.70%, 03/22/2028 (aa)		614	600
(CMT Index 5 Year + 4.34%), 5.75%, 11/16/2026 (x) (aa)		200	178
Intesa Sanpaolo SpA, (Italy),
3.38%, 01/12/2023 (e)		367	367
(CMT Index 1 Year + 2.60%), 4.20%, 06/01/2032 (e) (aa)		2,045	1,507
5.02%, 06/26/2024 (e)		672	646
5.71%, 01/15/2026 (e)		300	289
Reg. S, (EUR Swap Rate 5 Year + 7.19%), 7.75%, 01/11/2027 (x) (aa)	EUR	300	309
Kasikornbank PCL, (Thailand),
Reg. S, (CMT Index 5 Year + 1.70%), 3.34%, 10/02/2031 (aa)		3,700	3,249
Reg. S, (CMT Index 5 Year + 4.94%), 5.28%, 10/14/2025 (x) (aa)		9,900	9,282
Lloyds Banking Group plc, (United Kingdom), 4.58%, 12/10/2025		200	193
Macquarie Bank Ltd., (Australia), 4.88%, 06/10/2025 (e)		284	278
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 0.45%), 0.96%, 10/11/2025 (aa)		200	184
(CMT Index 1 Year + 1.70%), 4.79%, 07/18/2025 (aa)		295	292
(CMT Index 1 Year + 1.55%), 5.06%, 09/12/2025 (aa)		200	199
Morgan Stanley,
(United States SOFR + 0.51%), 0.79%, 01/22/2025 (aa)		250	236
(United States SOFR + 1.16%), 3.62%, 04/17/2025 (aa)		390	381
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/2024 (aa)		950	945
(United States SOFR + 1.77%), 6.14%, 10/16/2026 (aa)		104	106

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
NatWest Group plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.55%), 4.52%, 06/25/2024 (aa)		200	198
Northern Trust Corp., 6.13%, 11/02/2032		854	904
PNC Financial Services Group, Inc. (The),
(SOFR Compounded Index + 2.14%), 6.04%, 10/28/2033 (aa)		657	686
Series V, (CMT Index 5 Year + 3.24%), 6.20%, 09/15/2027 (x) (aa)		1,070	1,046
Popular, Inc., (Puerto Rico), 6.13%, 09/14/2023		2,500	2,478
Royal Bank of Canada, (Canada), 3.97%, 07/26/2024		116	114
Santander Holdings USA, Inc., (United States SOFR + 2.33%), 5.81%, 09/09/2026 (aa)		85	84
Santander UK Group Holdings plc, (United Kingdom),
(United States SOFR + 0.79%), 1.09%, 03/15/2025 (aa)		200	187
(ICE LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/2024 (aa)		952	952
4.75%, 09/15/2025 (e)		200	191
Standard Chartered plc, (United Kingdom),
5.20%, 01/26/2024 (e)		585	579
(CMT Index 5 Year + 4.98%), 7.75%, 08/15/2027 (e) (x) (aa)		4,100	4,052
Reg. S, (CMT Index 5 Year + 4.98%), 7.75%, 08/15/2027 (x) (aa)		4,400	4,349
(CMT Index 1 Year + 3.10%), 7.78%, 11/16/2025 (e) (aa)		200	206
Toronto-Dominion Bank (The), (Canada),
4.69%, 09/15/2027		179	177
(CMT Index 5 Year + 4.08%), 8.13%, 10/31/2082 (aa)		1,103	1,147
UBS Group AG, (Switzerland), (CMT Index 5 Year + 3.31%), 4.38%, 02/10/2031 (e) (x) (aa)		200	152
UniCredit SpA, (Italy),
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 7.33%), 7.50%, 06/03/2026 (x) (aa)	EUR	200	208
7.83%, 12/04/2023 (e)		700	703
Wells Fargo & Co.,
(United States SOFR + 1.56%), 4.54%, 08/15/2026 (aa)		223	219
(United States SOFR + 1.98%), 4.81%, 07/25/2028 (aa)		231	225
Series BB, (CMT Index 5 Year + 3.45%), 3.90%, 03/15/2026 (x) (aa)		259	227
Woori Bank, (South Korea), Reg. S, 4.75%, 04/30/2024		2,500	2,460

			89,672

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	227

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified Financial Services — 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
2.88%, 08/14/2024		336	318
3.50%, 01/15/2025		347	331
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/2027 (e)		534	537
Air Lease Corp., 3.00%, 09/15/2023		320	314
Aircastle Ltd., (Bermuda), 4.40%, 09/25/2023		448	443
Ally Financial, Inc.,
1.45%, 10/02/2023		80	77
5.13%, 09/30/2024		250	248
5.75%, 11/20/2025		329	319
American Express Co.,
(CMT Index 5 Year + 2.85%), 3.55%, 09/15/2026 (x) (aa)		760	624
3.95%, 08/01/2025		156	153
5.85%, 11/05/2027		115	120
Aviation Capital Group LLC, 5.50%, 12/15/2024 (e)		300	294
Avolon Holdings Funding Ltd., (Cayman Islands), 4.25%, 04/15/2026 (e)		439	399
Blackstone Holdings Finance Co. LLC,
5.90%, 11/03/2027 (e)		2,010	2,022
6.20%, 04/22/2033 (e)		2,318	2,345
BOC Aviation Ltd., (Singapore), Reg. S, 3.25%, 04/29/2025		600	569
Bread Financial Holdings, Inc., 4.75%, 12/15/2024 (e)		1,716	1,522
Capital One Financial Corp.,
(United States SOFR + 1.37%), 4.17%, 05/09/2025 (aa)		260	254
(United States SOFR + 0.69%), 4.96%, 12/06/2024 (aa)		311	305
Charles Schwab Corp. (The), Series H, (CMT Index 10 Year + 3.08%), 4.00%, 12/01/2030 (x) (aa)		1,868	1,490
Discover Financial Services, 6.70%, 11/29/2032		605	617
doValue SpA, (Italy), Reg. S, 5.00%, 08/04/2025	EUR	100	102
Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Fin, 3.88%, 02/15/2026 (e)		250	226
Enact Holdings, Inc., 6.50%, 08/15/2025 (e)		2,647	2,607
Encore Capital Group, Inc., Reg. S, 5.38%, 02/15/2026	GBP	200	216
Garfunkelux Holdco 3 SA, (Luxembourg),
Reg. S, 6.75%, 11/01/2025	EUR	200	171
Reg. S, 7.75%, 11/01/2025	GBP	100	94
Global Aircraft Leasing Co. Ltd., (Cayman Islands), 6.50% (cash), 09/15/2024 (e) (v)		162	138

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
Home Point Capital, Inc., 5.00%, 02/01/2026 (e)		874	604
Intrum AB, (Sweden),
Reg. S, 3.13%, 07/15/2024	EUR	78	80
Reg. S, 3.50%, 07/15/2026	EUR	200	179
Reg. S, 9.25%, 03/15/2028	EUR	200	212
Jefferies Finance LLC / JFIN Co-Issuer Corp., 5.00%, 08/15/2028 (e)		4,790	3,907
Jerrold Finco plc, (United Kingdom), Reg. S, 4.88%, 01/15/2026	GBP	100	104
LD Holdings Group LLC, 6.13%, 04/01/2028 (e)		2,453	1,484
LFS Topco LLC, 5.88%, 10/15/2026 (e)		625	504
Lincoln Financing Sarl, (Luxembourg), Reg. S, 3.63%, 04/01/2024	EUR	100	105
LPL Holdings, Inc., 4.38%, 05/15/2031 (e)		500	425
Muthoot Finance Ltd., (India), Reg. S, 4.40%, 09/02/2023		930	912
Nationstar Mortgage Holdings, Inc.,
5.13%, 12/15/2030 (e)		2,266	1,750
5.50%, 08/15/2028 (e)		5,726	4,669
5.75%, 11/15/2031 (e)		118	92
6.00%, 01/15/2027 (e)		2,191	1,961
Navient Corp.,
5.50%, 01/25/2023		28	28
5.50%, 03/15/2029		6,280	5,124
5.88%, 10/25/2024		190	184
6.13%, 03/25/2024		229	224
7.25%, 09/25/2023		161	161
NFP Corp.,
4.88%, 08/15/2028 (e)		6,117	5,207
6.88%, 08/15/2028 (e)		13,957	11,505
7.50%, 10/01/2030 (e)		385	362
Nuveen Finance LLC, 4.13%, 11/01/2024 (e)		190	185
OneMain Finance Corp.,
3.50%, 01/15/2027		1,301	1,077
3.88%, 09/15/2028		1,100	875
4.00%, 09/15/2030		3,889	2,902
5.38%, 11/15/2029		1,118	914
6.13%, 03/15/2024		171	165
6.63%, 01/15/2028		255	235
6.88%, 03/15/2025		12,525	12,033
7.13%, 03/15/2026		564	536
Park Aerospace Holdings Ltd., (Cayman Islands),
4.50%, 03/15/2023 (e)		765	763
5.50%, 02/15/2024 (e)		250	247
PennyMac Financial Services, Inc.,
4.25%, 02/15/2029 (e)		925	721
5.38%, 10/15/2025 (e)		2,000	1,803
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.,
2.88%, 10/15/2026 (e)		5,639	4,857

SEE NOTES TO FINANCIAL STATEMENTS.

228	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified Financial Services — continued
3.63%, 03/01/2029 (e)		695	551
3.88%, 03/01/2031 (e)		640	488
4.00%, 10/15/2033 (e)		1,805	1,348
Sherwood Financing plc, (United Kingdom), Reg. S, 6.00%, 11/15/2026	GBP	300	279
Shriram Finance Ltd., (India),
Reg. S, 4.15%, 07/18/2025		1,484	1,368
Reg. S, 4.40%, 03/13/2024		1,148	1,104
SLM Corp., 3.13%, 11/02/2026		61	52
VistaJet Malta Finance PLC / XO Management Holding, Inc., (Multinational),
6.38%, 02/01/2030 (e)		1,150	921
7.88%, 05/01/2027 (e)		4,479	4,041

			94,103

Insurance — 1.4%
Acrisure LLC / Acrisure Finance, Inc., 6.00%, 08/01/2029 (e)		98	80
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer,
4.25%, 10/15/2027 (e)		9,998	8,955
5.88%, 11/01/2029 (e)		8,197	6,741
6.75%, 10/15/2027 (e)		18,259	16,412
AmWINS Group, Inc., 4.88%, 06/30/2029 (e)		2,469	2,094
Aon Corp., 8.21%, 01/01/2027		269	276
BroadStreet Partners, Inc., 5.88%, 04/15/2029 (e)		1,386	1,180
CNO Financial Group, Inc., 5.25%, 05/30/2025		250	248
CNO Global Funding, 1.75%, 10/07/2026 (e)		406	357
Equitable Financial Life Global Funding, 1.40%, 07/07/2025 (e)		183	166
F&G Global Funding,
1.75%, 06/30/2026 (e)		220	196
2.30%, 04/11/2027 (e)		444	391
GA Global Funding Trust,
0.80%, 09/13/2024 (e)		486	444
3.85%, 04/11/2025 (e)		483	463
Galaxy Bidco Ltd., (Jersey), Reg. S, 6.50%, 07/31/2026	GBP	300	307
GTCR AP Finance, Inc., 8.00%, 05/15/2027 (e)		3,725	3,568
HUB International Ltd.,
5.63%, 12/01/2029 (e)		60	52
7.00%, 05/01/2026 (e)		8,997	8,808
Jones Deslauriers Insurance Management, Inc., (Canada), 10.50%, 12/15/2030 (e)		1,914	1,885
Kyobo Life Insurance Co. Ltd., (South Korea), Reg. S, (CMT Index 5 Year + 2.89%), 5.90%, 06/15/2052 (aa)		800	734
Liberty Mutual Group, Inc., Reg. S, (EUR Swap Rate 5 Year + 3.70%), 3.63%, 05/23/2059 (aa)	EUR	200	189

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Muang Thai Life Assurance PCL, (Thailand), Reg. S, (CMT Index 10 Year + 2.40%), 3.55%, 01/27/2037 (aa)		2,400	1,990
ZhongAn Online P&C Insurance Co. Ltd., (China),
Reg. S, 3.13%, 07/16/2025		4,750	4,111
Reg. S, 3.50%, 03/08/2026		1,100	925

			60,572

Investment Companies — 0.7%
Blackstone Private Credit Fund,
3.25%, 03/15/2027		498	420
7.05%, 09/29/2025 (e)		602	597
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029 (e)		2,373	2,031
Huarong Finance 2019 Co. Ltd., (British Virgin Islands), Reg. S, 4.50%, 05/29/2029		9,250	7,651
Huarong Finance II Co. Ltd., (British Virgin Islands), Reg. S, 5.00%, 11/19/2025		9,700	8,930
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
4.38%, 02/01/2029		4,025	3,404
5.25%, 05/15/2027		4,403	4,031
6.25%, 05/15/2026		190	183
Owl Rock Capital Corp.,
3.40%, 07/15/2026		424	371
3.75%, 07/22/2025		1,308	1,209
4.25%, 01/15/2026		113	104
OWL Rock Core Income Corp.,
3.13%, 09/23/2026		284	242
5.50%, 03/21/2025		195	189
7.75%, 09/16/2027 (e)		2,820	2,815

			32,177

Private Equity — 0.1%
GLP Pte Ltd., (Singapore),
Reg. S, (CMT Index 5 Year + 3.74%), 4.50%, 05/17/2026 (x) (aa)		1,000	506
Reg. S, (CMT Index 5 Year + 3.73%), 4.60%, 06/29/2027 (x) (aa)		5,260	2,683

			3,189

Real Estate — 3.9%
ADLER Group SA, (Luxembourg),
Reg. S, 2.75%, 11/13/2026	EUR	200	85
Reg. S, 3.25%, 08/05/2025	EUR	100	43
Agile Group Holdings Ltd., (Cayman Islands),
Reg. S, 5.50%, 04/21/2025		3,100	1,634
Reg. S, 5.75%, 01/02/2025		7,350	3,898
Aroundtown SA, (Luxembourg), Reg. S, (EUR Swap Rate 5 Year + 3.98%), 3.38%, 09/23/2024 (x) (aa)	EUR	200	99

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	229

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Real Estate — continued
China SCE Group Holdings Ltd., (Cayman Islands),
Reg. S, 5.95%, 09/29/2024		5,450	2,264
Reg. S, 6.00%, 02/04/2026		4,300	1,569
CIFI Holdings Group Co. Ltd., (Cayman Islands),
Reg. S, 4.45%, 08/17/2026 (d)		7,550	1,939
Reg. S, 6.00%, 07/16/2025 (d)		5,500	1,418
Country Garden Holdings Co. Ltd., (Cayman Islands),
Reg. S, 2.70%, 07/12/2026		5,900	3,334
Reg. S, 3.13%, 10/22/2025		2,120	1,290
Reg. S, 3.30%, 01/12/2031		1,300	678
Reg. S, 3.88%, 10/22/2030		4,773	2,513
Reg. S, 4.20%, 02/06/2026		3,700	2,245
Reg. S, 4.80%, 08/06/2030		4,079	2,149
Reg. S, 5.13%, 01/17/2025		1,000	670
Reg. S, 5.13%, 01/14/2027		10,752	6,150
Reg. S, 5.40%, 05/27/2025		1,000	659
Reg. S, 5.63%, 01/14/2030		3,200	1,685
Reg. S, 6.50%, 04/08/2024		2,300	1,727
Reg. S, 7.25%, 04/08/2026		9,500	5,993
Reg. S, 8.00%, 01/27/2024		3,150	2,426
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028 (e)		4,802	4,583
DIC Asset AG, (Germany), Reg. S, 2.25%, 09/22/2026	EUR	100	61
Easy Tactic Ltd., (British Virgin Islands),
Reg. S, 7.50% (PIK), 07/11/2027 (v)		8,500	1,785
Reg. S, 7.50% (PIK), 07/11/2028 (v)		1,650	322
Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/2025 (e)		5,405	4,544
Gemdale Ever Prosperity Investment Ltd., (Hong Kong), Reg. S, 4.95%, 08/12/2024		3,000	2,539
Global Prime Capital Pte Ltd., (Singapore), Reg. S, 5.95%, 01/23/2025		1,800	1,705
Greenland Global Investment Ltd., (British Virgin Islands), Reg. S, 7.25%, 01/22/2027		8,700	2,801
Greentown China Holdings Ltd., (Cayman Islands), Reg. S, 4.70%, 04/29/2025		3,900	3,464
Greystar Real Estate Partners LLC, 5.75%, 12/01/2025 (e)		200	195
Heimstaden Bostad AB, (Sweden), Reg. S, (EUR Swap Rate 5 Year + 3.91%), 3.38%, 01/15/2026 (x) (aa)	EUR	150	90
Howard Hughes Corp. (The),
4.13%, 02/01/2029 (e)		206	172
4.38%, 02/01/2031 (e)		4,370	3,536
5.38%, 08/01/2028 (e)		5,000	4,504
Hunt Cos., Inc., 5.25%, 04/15/2029 (e)		5,540	4,656
KWG Group Holdings Ltd., (Cayman Islands), Reg. S, 5.95%, 08/10/2025		14,000	5,690

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Real Estate — continued
Longfor Group Holdings Ltd., (Cayman Islands),
Reg. S, 3.95%, 09/16/2029	1,300	942
Reg. S, 4.50%, 01/16/2028	1,200	973
New Metro Global Ltd., (British Virgin Islands),
Reg. S, 4.50%, 05/02/2026	2,300	1,548
Reg. S, 4.80%, 12/15/2024	3,700	2,813
Reg. S, 6.80%, 08/05/2023	7,100	6,535
NWD Finance BVI Ltd., (British Virgin Islands),
Reg. S, (CMT Index 5 Year + 7.89%), 5.25%, 03/22/2026 (x) (aa)	22,300	19,301
Reg. S, (CMT Index 3 Year + 6.20%), 6.15%, 03/16/2025 (x) (aa)	2,700	2,483
Powerlong Real Estate Holdings Ltd., (Cayman Islands),
Reg. S, 5.95%, 04/30/2025	8,400	2,397
Reg. S, 6.25%, 08/10/2024	800	240
Realogy Group LLC / Realogy Co-Issuer Corp.,
5.25%, 04/15/2030 (e)	1,005	733
5.75%, 01/15/2029 (e)	7,245	5,480
RKPF Overseas 2019 A Ltd., (British Virgin Islands), Reg. S, 6.00%, 09/04/2025	2,000	1,610
RKPF Overseas 2020 A Ltd., (British Virgin Islands), Reg. S, 5.13%, 07/26/2026	11,350	8,059
Seazen Group Ltd., (Cayman Islands), Reg. S, 4.45%, 07/13/2025	3,248	2,254
Shui On Development Holding Ltd., (Cayman Islands),
Reg. S, 5.50%, 03/03/2025	500	420
Reg. S, 5.50%, 06/29/2026	3,300	2,619
Reg. S, 6.15%, 08/24/2024	750	653
Sunac China Holdings Ltd., (Cayman Islands),
Reg. S, 5.95%, 04/26/2024 (d)	1,500	317
Reg. S, 6.50%, 07/09/2023 (d)	9,400	2,016
Reg. S, 6.80%, 10/20/2024 (d)	6,800	1,464
Reg. S, 7.95%, 10/11/2023 (d)	2,000	429
Theta Capital Pte Ltd., (Singapore), Reg. S, 6.75%, 10/31/2026	1,200	768
Times China Holdings Ltd., (Cayman Islands),
Reg. S, 5.55%, 06/04/2024	8,800	1,625
Reg. S, 6.60%, 03/02/2023	1,200	277
VLL International, Inc., (Cayman Islands), Reg. S, 5.75%, 11/28/2024	9,200	8,653
Wanda Properties International Co. Ltd., (British Virgin Islands), Reg. S, 7.25%, 01/29/2024	2,150	1,931
Wanda Properties Overseas Ltd., (British Virgin Islands), Reg. S, 6.88%, 07/23/2023	2,000	1,894
Wheelock MTN BVI Ltd., (British Virgin Islands), Reg. S, 2.38%, 01/25/2026	3,000	2,748
Yanlord Land HK Co. Ltd., (Hong Kong), Reg. S, 5.13%, 05/20/2026	9,700	7,978

		174,275

SEE NOTES TO FINANCIAL STATEMENTS.

230	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
REITS — 2.0%
American Tower Corp.,
1.60%, 04/15/2026		28	25
2.70%, 04/15/2031		643	525
3.60%, 01/15/2028		240	221
3.65%, 03/15/2027		414	387
4.05%, 03/15/2032		2,479	2,223
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 04/01/2027 (e)		65	54
Crown Castle, Inc., 4.30%, 02/15/2029		1,528	1,447
Digital Realty Trust LP, 5.55%, 01/15/2028		831	838
Diversified Healthcare Trust,
4.38%, 03/01/2031		5,925	3,758
4.75%, 05/01/2024		250	211
4.75%, 02/15/2028		4,150	2,360
9.75%, 06/15/2025		2,933	2,810
EPR Properties, 4.75%, 12/15/2026		305	274
Equinix, Inc.,
3.20%, 11/18/2029		1,528	1,332
3.90%, 04/15/2032		1,073	957
GLP Capital LP / GLP Financing II, Inc.,
3.25%, 01/15/2032		2,297	1,836
5.25%, 06/01/2025		139	137
5.38%, 11/01/2023		226	225
HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 06/15/2026 (e)		2,934	2,549
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (e)		2,974	2,471
Iron Mountain UK plc, (United Kingdom), Reg. S, 3.88%, 11/15/2025	GBP	300	335
Iron Mountain, Inc.,
5.00%, 07/15/2028 (e)		108	97
5.25%, 07/15/2030 (e)		349	303
Kite Realty Group Trust, 4.00%, 03/15/2025		99	94
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 06/15/2029 (e)		19	15
LMIRT Capital Pte Ltd., (Singapore),
Reg. S, 7.25%, 06/19/2024		1,800	1,260
Reg. S, 7.50%, 02/09/2026		1,500	900
MPT Operating Partnership LP / MPT Finance Corp.,
0.99%, 10/15/2026	EUR	117	95
2.55%, 12/05/2023	GBP	100	115
3.33%, 03/24/2025	EUR	200	192
3.50%, 03/15/2031		8,073	5,534
4.63%, 08/01/2029		1,849	1,410
5.00%, 10/15/2027		1,669	1,403
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.50%, 06/01/2025 (e)		4,440	4,437
RHP Hotel Properties LP / RHP Finance Corp.,
4.50%, 02/15/2029 (e)		1,341	1,157
4.75%, 10/15/2027		2,776	2,512

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

REITS — continued
RLJ Lodging Trust LP, 4.00%, 09/15/2029 (e)	159	129
Sabra Health Care LP, 5.13%, 08/15/2026	3,400	3,241
SBA Communications Corp.,
3.13%, 02/01/2029	6,809	5,661
3.88%, 02/15/2027	3,200	2,891
Starwood Property Trust, Inc., 5.50%, 11/01/2023 (e)	2	2
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 02/15/2025 (e)	10,434	10,099
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 04/15/2028 (e)	1,095	870
VICI Properties LP,
4.75%, 02/15/2028	308	292
4.95%, 02/15/2030	1,554	1,479
5.63%, 05/15/2052	3,243	2,869
VICI Properties LP / VICI Note Co., Inc.,
3.50%, 02/15/2025 (e)	625	589
3.75%, 02/15/2027 (e)	105	95
3.88%, 02/15/2029 (e)	183	161
4.13%, 08/15/2030 (e)	3,251	2,845
4.25%, 12/01/2026 (e)	639	595
4.50%, 09/01/2026 (e)	2,029	1,911
4.50%, 01/15/2028 (e)	876	804
4.63%, 06/15/2025 (e)	389	373
4.63%, 12/01/2029 (e)	2,754	2,506
5.63%, 05/01/2024 (e)	611	607
5.75%, 02/01/2027 (e)	4,538	4,424
Vornado Realty LP, 3.50%, 01/15/2025	219	205
WEA Finance LLC / Westfield UK & Europe Finance plc, 3.75%, 09/17/2024 (e)	500	473

		87,620

Savings & Loans — 0.0% (g)
Nationwide Building Society, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 03/08/2024 (e) (aa)	200	199
4.00%, 09/14/2026 (e)	394	358

		557

Total Financial		542,165

Government — 0.3%
Sovereign — 0.3%
1MDB Global Investments Ltd., (British Virgin Islands), Reg. S, 4.40%, 03/09/2023	15,400	15,077

Industrial — 9.1%
Aerospace/Defense — 3.0%
Boeing Co. (The),
3.63%, 02/01/2031	697	613
5.15%, 05/01/2030	8,268	8,089
5.81%, 05/01/2050	3,915	3,645
5.93%, 05/01/2060	9,247	8,478

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	231

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Aerospace/Defense — continued
Bombardier, Inc., (Canada),
6.00%, 02/15/2028 (e)		8,003	7,398
7.13%, 06/15/2026 (e)		14,059	13,640
7.45%, 05/01/2034 (e)		351	351
7.50%, 12/01/2024 (e)		2,296	2,298
7.50%, 03/15/2025 (e)		2,010	1,990
7.88%, 04/15/2027 (e)		18,866	18,300
F-Brasile SpA / F-Brasile US LLC, (Italy), Series XR, 7.38%, 08/15/2026 (e)		2,386	1,951
Rolls-Royce plc, (United Kingdom),
3.63%, 10/14/2025 (e)		364	335
5.75%, 10/15/2027 (e)		7,022	6,688
Spirit AeroSystems, Inc.,
7.50%, 04/15/2025 (e)		3,087	3,051
9.38%, 11/30/2029 (e)		3,306	3,480
TransDigm UK Holdings plc, (United Kingdom), 6.88%, 05/15/2026		2,700	2,637
TransDigm, Inc.,
4.63%, 01/15/2029		7,809	6,866
4.88%, 05/01/2029		1,500	1,308
5.50%, 11/15/2027		400	375
6.25%, 03/15/2026 (e)		39,465	38,920
7.50%, 03/15/2027		1,451	1,436
8.00%, 12/15/2025 (e)		451	458
Triumph Group, Inc., 8.88%, 06/01/2024 (e)		422	429

			132,736

Building Materials — 1.0%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028 (e)		4,059	3,725
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029 (e)		500	352
Eco Material Technologies, Inc., 7.88%, 01/31/2027 (e)		2,100	1,998
Griffon Corp., 5.75%, 03/01/2028		1,755	1,606
HT Troplast GmbH, (Germany), Reg. S, 9.25%, 07/15/2025	EUR	200	194
JELD-WEN, Inc., 4.63%, 12/15/2025 (e)		2,390	2,002
Masonite International Corp., (Canada),
3.50%, 02/15/2030 (e)		97	78
5.38%, 02/01/2028 (e)		2,388	2,208
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030 (e)		2,100	1,672
New Enterprise Stone & Lime Co., Inc.,
5.25%, 07/15/2028 (e)		1,441	1,279
9.75%, 07/15/2028 (e)		1,674	1,547
PCF GmbH, (Germany), Reg. S, 4.75%, 04/15/2026	EUR	200	177
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/2028 (e)		10,868	9,724
Standard Industries, Inc.,
Reg. S, 2.25%, 11/21/2026	EUR	100	91
3.38%, 01/15/2031 (e)		7,121	5,368
4.38%, 07/15/2030 (e)		7,344	5,985

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Building Materials — continued
4.75%, 01/15/2028 (e)		13	11
5.00%, 02/15/2027 (e)		127	117
Summit Materials LLC / Summit Materials Finance Corp.,
5.25%, 01/15/2029 (e)		71	66
6.50%, 03/15/2027 (e)		375	368
West China Cement Ltd., (Jersey), Reg. S, 4.95%, 07/08/2026		9,200	7,684

			46,252

Electrical Components & Equipments — 0.3%
Energizer Holdings, Inc.,
4.38%, 03/31/2029 (e)		1,000	846
4.75%, 06/15/2028 (e)		3,000	2,600
6.50%, 12/31/2027 (e)		700	666
EnerSys, 4.38%, 12/15/2027 (e)		560	504
WESCO Distribution, Inc.,
7.13%, 06/15/2025 (e)		3,369	3,411
7.25%, 06/15/2028 (e)		6,566	6,651

			14,678

Electronics — 0.5%
AAC Technologies Holdings, Inc., (Cayman Islands), Reg. S, 3.00%, 11/27/2024		7,350	6,706
Coherent Corp., 5.00%, 12/15/2029 (e)		4,558	3,931
Imola Merger Corp., 4.75%, 05/15/2029 (e)		4,078	3,538
Likewize Corp., 9.75%, 10/15/2025 (e)		2,330	2,143
Sensata Technologies BV, (Netherlands),
4.00%, 04/15/2029 (e)		74	64
5.88%, 09/01/2030 (e)		864	819
Sensata Technologies, Inc.,
3.75%, 02/15/2031 (e)		547	450
4.38%, 02/15/2030 (e)		7,652	6,661

			24,312

Engineering & Construction — 0.6%
Abertis Infraestructuras Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 3.69%), 3.25%, 11/24/2025 (x) (aa)	EUR	300	271
Arcosa, Inc., 4.38%, 04/15/2029 (e)		2,789	2,419
Artera Services LLC, 9.03%, 12/04/2025 (e)		1,311	1,092
Celestial Miles Ltd., (British Virgin Islands), Reg. S, (CMT Index 5 Year + 8.21%), 5.75%, 01/31/2024 (x) (aa)		11,500	10,988
Cellnex Finance Co. SA, (Spain), Reg. S, 1.50%, 06/08/2028	EUR	100	89
Dycom Industries, Inc., 4.50%, 04/15/2029 (e)		343	299
GMR Hyderabad International Airport Ltd., (India),
Reg. S, 4.25%, 10/27/2027		1,700	1,462
Reg. S, 4.75%, 02/02/2026		7,650	7,115

SEE NOTES TO FINANCIAL STATEMENTS.

232	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Engineering & Construction — continued
Heathrow Finance plc, (United Kingdom), Reg. S, 5.75%, 03/03/2025	GBP	100	117
India Airport Infra, (Mauritius), Reg. S, 6.25%, 10/25/2025		700	668
TopBuild Corp., 3.63%, 03/15/2029 (e)		500	410
Vantage Towers AG, (Germany), Reg. S, 0.38%, 03/31/2027	EUR	100	99

			25,029

Environmental Control — 0.6%
Clean Harbors, Inc.,
4.88%, 07/15/2027 (e)		2,440	2,312
5.13%, 07/15/2029 (e)		41	38
Covanta Holding Corp.,
4.88%, 12/01/2029 (e)		2,737	2,242
5.00%, 09/01/2030		156	126
GFL Environmental, Inc., (Canada),
3.50%, 09/01/2028 (e)		356	313
4.00%, 08/01/2028 (e)		7,073	6,047
4.38%, 08/15/2029 (e)		4,531	3,840
4.75%, 06/15/2029 (e)		586	513
5.13%, 12/15/2026 (e)		4,326	4,137
Madison IAQ LLC, 5.88%, 06/30/2029 (e)		221	152
Paprec Holding SA, (France), Reg. S, 3.50%, 07/01/2028	EUR	200	184
Waste Pro USA, Inc., 5.50%, 02/15/2026 (e)		6,956	6,143

			26,047

Machinery — Construction & Mining — 0.3%
BWX Technologies, Inc.,
4.13%, 06/30/2028 (e)		341	306
4.13%, 04/15/2029 (e)		3,560	3,116
Terex Corp., 5.00%, 05/15/2029 (e)		5,416	4,868
Vertiv Group Corp., 4.13%, 11/15/2028 (e)		4,705	3,999

			12,289

Machinery — Diversified — 0.8%
ATS Corp., (Canada), 4.13%, 12/15/2028 (e)		114	98
Chart Industries, Inc.,
7.50%, 01/01/2030 (e)		5,561	5,585
9.50%, 01/01/2031 (e)		1,218	1,247
GrafTech Finance, Inc., 4.63%, 12/15/2028 (e)		2,294	1,884
Granite US Holdings Corp., 11.00%, 10/01/2027 (e)		155	163
Husky III Holding Ltd., (Canada), 13.00% (cash), 02/15/2025 (e) (v)		122	108
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024 (e)		3,671	3,552
Mueller Water Products, Inc., 4.00%, 06/15/2029 (e)		2,609	2,293
OT Merger Corp., 7.88%, 10/15/2029 (e)		394	209

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Machinery — Diversified — continued
Renk AG / Frankfurt am Main, (Germany), Reg. S, 5.75%, 07/15/2025	EUR	100	99
Titan Acquisition Ltd. / Titan Co-Borrower LLC, (Multinational), 7.75%, 04/15/2026 (e)		9,065	8,164
TK Elevator Holdco GmbH, (Germany), 7.63%, 07/15/2028 (e)		3,781	3,087
TK Elevator Midco GmbH, (Germany), Reg. S, 4.38%, 07/15/2027	EUR	585	554
TK Elevator US Newco, Inc., 5.25%, 07/15/2027 (e)		9,622	8,512
Westinghouse Air Brake Technologies Corp., 4.38%, 08/15/2023		200	198

			35,753

Metal Fabricate/Hardware — 0.2%
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030 (e)		6,030	5,859
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (e)		1,170	1,012
Vallourec SA, (France), Reg. S, 8.50%, 06/30/2026	EUR	200	210

			7,081

Miscellaneous Manufacturers — 0.2%
Amsted Industries, Inc.,
4.63%, 05/15/2030 (e)		3,466	2,955
5.63%, 07/01/2027 (e)		1,122	1,064
Gates Global LLC / Gates Corp., 6.25%, 01/15/2026 (e)		4,501	4,344

			8,363

Packaging & Containers — 1.4%
ARD Finance SA, (Luxembourg), 6.50% (cash), 06/30/2027 (e) (v)		7,274	5,064
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, (Multinational),
Reg. S, 2.00%, 09/01/2028	EUR	100	86
Reg. S, 3.00%, 09/01/2029	EUR	300	235
3.25%, 09/01/2028 (e)		1,514	1,287
4.00%, 09/01/2029 (e)		10,552	8,363
6.00%, 06/15/2027 (e)		3,717	3,639
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., (Multinational),
Reg. S, 2.13%, 08/15/2026	EUR	113	101
5.25%, 08/15/2027 (e)		600	449
Ball Corp.,
2.88%, 08/15/2030		118	94
3.13%, 09/15/2031		3,006	2,414
Clydesdale Acquisition Holdings, Inc.,
6.63%, 04/15/2029 (e)		5,356	5,095
8.75%, 04/15/2030 (e)		4,077	3,491
Crown Americas LLC, 5.25%, 04/01/2030 (e)		422	399

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	233

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Packaging & Containers — continued
Fiber Bidco Spa, (Italy), Reg. S, 11.00%, 10/25/2027	EUR	100	113
Graham Packaging Co., Inc., 7.13%, 08/15/2028 (e)		1,375	1,147
Graphic Packaging International LLC,
Reg. S, 2.63%, 02/01/2029	EUR	400	375
4.13%, 08/15/2024		725	712
4.75%, 07/15/2027 (e)		1,059	997
Intelligent Packaging Holdco Issuer LP, (Canada), 9.00% (cash), 01/15/2026 (e) (v)		1,775	1,239
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, (Canada), 6.00%, 09/15/2028 (e)		2,814	2,268
Kleopatra Finco Sarl, (Luxembourg), Reg. S, 4.25%, 03/01/2026	EUR	300	249
LABL, Inc.,
5.88%, 11/01/2028 (e)		4,035	3,515
6.75%, 07/15/2026 (e)		2,525	2,391
8.25%, 11/01/2029 (e)		1,050	837
10.50%, 07/15/2027 (e)		325	299
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024 (e)		141	137
OI European Group BV, (Netherlands),
Reg. S, 2.88%, 02/15/2025	EUR	200	205
4.75%, 02/15/2030 (e)		300	263
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (e)		354	343
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/2028 (e)		875	782
Sealed Air Corp., 4.00%, 12/01/2027 (e)		89	81
Silgan Holdings, Inc., 4.13%, 02/01/2028		93	86
Trident TPI Holdings, Inc.,
6.63%, 11/01/2025 (e)		425	368
9.25%, 08/01/2024 (e)		2,725	2,591
TriMas Corp., 4.13%, 04/15/2029 (e)		2,625	2,290
Trivium Packaging Finance BV, (Netherlands),
5.50%, 08/15/2026 (e)		4,865	4,459
8.50%, 08/15/2027 (e)		7,911	7,258
Verallia SA, (France), Reg. S, 1.88%, 11/10/2031	EUR	200	166

			63,888

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc., 4.20%, 05/01/2030		349	318

Transportation — 0.1%
Getlink SE, (France), Reg. S, 3.50%, 10/30/2025	EUR	300	311
Misc Capital Two Labuan Ltd., (Malaysia), Reg. S, 3.75%, 04/06/2027		1,800	1,633
Poste Italiane SpA, (Italy), Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.68%), 2.63%, 03/24/2029 (x) (aa)	EUR	200	162

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Transportation — continued
Seaspan Corp., (Marshall Island), 5.50%, 08/01/2029 (e)		70	53
XPO Escrow Sub LLC, 7.50%, 11/15/2027 (e)		1,639	1,659

			3,818

Trucking & Leasing — 0.1%
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028 (e)		4,607	3,930
6.50%, 10/01/2025 (e)		127	120

			4,050

Total Industrial			404,614

Technology — 4.6%
Computers — 0.9%
Atos SE, (France), Reg. S, 1.75%, 05/07/2025	EUR	200	172
Booz Allen Hamilton, Inc.,
3.88%, 09/01/2028 (e)		249	221
4.00%, 07/01/2029 (e)		3,713	3,268
CA Magnum Holdings, (Mauritius),
5.38%, 10/31/2026 (e)		5,680	5,176
Reg. S, 5.38%, 10/31/2026		10,350	9,431
Centurion Bidco SpA, (Italy), Reg. S, 5.88%, 09/30/2026	EUR	300	276
Condor Merger Sub, Inc., 7.38%, 02/15/2030 (e)		9,529	7,664
Dell International LLC / EMC Corp.,
4.90%, 10/01/2026		200	197
6.02%, 06/15/2026		407	416
KBR, Inc., 4.75%, 09/30/2028 (e)		306	270
Lenovo Group Ltd., (Hong Kong),
5.83%, 01/27/2028 (e)		1,600	1,547
Reg. S, 5.88%, 04/24/2025		2,800	2,723
NCR Corp.,
5.00%, 10/01/2028 (e)		1,289	1,099
5.13%, 04/15/2029 (e)		4,301	3,598
5.25%, 10/01/2030 (e)		1,052	868
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 5.75%, 06/01/2025 (e)		3,199	3,205

			40,131

Office/Business & Equipments — 0.0% (g)
CDW LLC / CDW Finance Corp.,
3.25%, 02/15/2029		1,552	1,322
3.28%, 12/01/2028		641	549

			1,871

Semiconductors — 0.7%
Broadcom, Inc.,
2.45%, 02/15/2031 (e)		1,148	907
2.60%, 02/15/2033 (e)		1,442	1,087
3.14%, 11/15/2035 (e)		1,646	1,216
3.19%, 11/15/2036 (e)		832	600

SEE NOTES TO FINANCIAL STATEMENTS.

234	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Semiconductors — continued
3.42%, 04/15/2033 (e)		2,864	2,304
3.47%, 04/15/2034 (e)		67	54
4.11%, 09/15/2028		1,046	974
4.15%, 11/15/2030		619	555
4.30%, 11/15/2032		2,526	2,234
Entegris Escrow Corp., 4.75%, 04/15/2029 (e)		14,115	12,872
Entegris, Inc.,
3.63%, 05/01/2029 (e)		2,062	1,679
4.38%, 04/15/2028 (e)		1,488	1,316
Marvell Technology, Inc., 2.95%, 04/15/2031		1,568	1,265
Microchip Technology, Inc., 4.25%, 09/01/2025		723	703
Qorvo, Inc.,
1.75%, 12/15/2024 (e)		78	72
4.38%, 10/15/2029		1,179	1,042
SK Hynix, Inc., (South Korea), 1.50%, 01/19/2026 (e)		731	634
Synaptics, Inc., 4.00%, 06/15/2029 (e)		2,082	1,754

			31,268

Software — 3.0%
AthenaHealth Group, Inc., 6.50%, 02/15/2030 (e)		11,817	8,708
Black Knight InfoServ LLC, 3.63%, 09/01/2028 (e)		7,035	6,103
Boxer Parent Co., Inc.,
Reg. S, 6.50%, 10/02/2025	EUR	500	508
7.13%, 10/02/2025 (e)		6,936	6,746
9.13%, 03/01/2026 (e)		7,862	7,417
Camelot Finance SA, (Luxembourg), 4.50%, 11/01/2026 (e)		1,900	1,781
Central Parent, Inc. / CDK Global, Inc., 7.25%, 06/15/2029 (e)		5,021	4,914
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028 (e)		9,332	8,085
4.88%, 07/01/2029 (e)		5,034	4,281
Cloud Software Group Holdings, Inc., 6.50%, 03/31/2029 (e)		17,776	14,983
Consensus Cloud Solutions, Inc., 6.50%, 10/15/2028 (e)		60	55
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029 (e)		7,729	6,614
Elastic NV, (Netherlands), 4.13%, 07/15/2029 (e)		3,446	2,783
Fair Isaac Corp., 4.00%, 06/15/2028 (e)		2,735	2,482
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl, 4.63%, 05/01/2028 (e)		699	531
MicroStrategy, Inc., 6.13%, 06/15/2028 (e)		4,981	3,562
MSCI, Inc.,
3.25%, 08/15/2033 (e)		71	55
3.63%, 09/01/2030 (e)		344	286
3.88%, 02/15/2031 (e)		3,782	3,144

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
Open Text Corp., (Canada), 6.90%, 12/01/2027 (e)	5,930	5,930
Oracle Corp.,
2.30%, 03/25/2028	676	586
2.50%, 04/01/2025	74	70
2.88%, 03/25/2031	3,290	2,737
2.95%, 04/01/2030	2,095	1,795
3.60%, 04/01/2050	4,462	3,025
3.95%, 03/25/2051	5,180	3,714
6.15%, 11/09/2029	2,450	2,549
6.25%, 11/09/2032	2,881	3,024
6.90%, 11/09/2052	5,859	6,324
PTC, Inc., 3.63%, 02/15/2025 (e)	2,103	2,000
SS&C Technologies, Inc., 5.50%, 09/30/2027 (e)	7,575	7,109
Twilio, Inc., 3.88%, 03/15/2031	3,704	2,939
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 09/01/2025 (e)	321	222
ZoomInfo Technologies LLC / ZoomInfo Finance Corp., 3.88%, 02/01/2029 (e)	7,574	6,365

		131,427

Total Technology		204,697

Utilities — 3.3%
Electric — 3.2%
ACEN Finance Ltd., (Cayman Islands), Reg. S, 4.00%, 03/08/2025 (x)	5,400	3,482
Adani Green Energy Ltd., (India), Reg. S, 4.38%, 09/08/2024	1,500	1,358
AES Corp. (The), 3.30%, 07/15/2025 (e)	527	498
Alexander Funding Trust, 1.84%, 11/15/2023 (e)	527	505
American Electric Power Co., Inc., 5.75%, 11/01/2027	90	93
Calpine Corp.,
3.75%, 03/01/2031 (e)	7,455	6,000
4.50%, 02/15/2028 (e)	2,273	2,024
4.63%, 02/01/2029 (e)	5,585	4,807
5.00%, 02/01/2031 (e)	7,225	6,068
5.13%, 03/15/2028 (e)	11,346	10,131
Cikarang Listrindo Tbk. PT, (Indonesia), Reg. S, 4.95%, 09/14/2026	6,400	5,967
Clean Renewable Power Mauritius Pte Ltd., (Mauritius), Reg. S, 4.25%, 03/25/2027	2,149	1,860
Clearway Energy Operating LLC,
3.75%, 01/15/2032 (e)	630	504
4.75%, 03/15/2028 (e)	1,589	1,465
Comision Federal de Electricidad, (Mexico), Reg. S, 4.75%, 02/23/2027	200	187
Duke Energy Corp.,
2.65%, 09/01/2026	94	87
5.00%, 12/08/2025	58	58
5.00%, 12/08/2027	52	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	235

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electric — continued
Edison International,
6.95%, 11/15/2029		705	738
Series A, (CMT Index 5 Year + 4.70%), 5.38%, 03/15/2026 (x) (aa)		792	669
Series B, (CMT Index 5 Year + 3.90%), 5.00%, 12/15/2026 (x) (aa)		329	276
EDP – Energias de Portugal SA, (Portugal), Reg. S, (EUR Swap Rate 5 Year + 2.38%), 1.88%, 08/02/2081 (aa)	EUR	100	91
Electricite de France SA, (France),
Reg. S, (EUR Swap Rate 5 Year + 3.97%), 3.38%, 06/15/2030 (x) (aa)	EUR	400	308
Reg. S, (GBP Swap Rate 13 Year + 4.23%), 6.00%, 01/29/2026 (x) (aa)	GBP	300	324
Reg. S, (EUR Swap Rate 5 Year + 4.86%), 7.50%, 09/06/2028 (x) (aa)	EUR	200	213
Evergy Missouri West, Inc., 5.15%, 12/15/2027 (e)		234	234
Fells Point Funding Trust, 3.05%, 01/31/2027 (e)		524	478
FirstEnergy Corp.,
2.05%, 03/01/2025		330	305
2.65%, 03/01/2030		561	457
Series B, 2.25%, 09/01/2030		24	19
Series C, 3.40%, 03/01/2050		6,043	4,019
FirstEnergy Transmission LLC,
4.35%, 01/15/2025 (e)		200	195
4.55%, 04/01/2049 (e)		640	522
5.45%, 07/15/2044 (e)		985	921
Jersey Central Power & Light Co., 4.70%, 04/01/2024 (e)		312	308
JSW Hydro Energy Ltd., (India), Reg. S, 4.13%, 05/18/2031		5,133	4,278
Minejesa Capital BV, (Netherlands), Reg. S, 4.63%, 08/10/2030		4,700	4,113
Mong Duong Finance Holdings BV, (Netherlands),
Reg. S, 5.13%, 05/07/2029		6,239	5,179
Naturgy Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 2.44%), 2.37%, 11/23/2026 (x) (aa)	EUR	400	371
NRG Energy, Inc.,
3.63%, 02/15/2031 (e)		9,179	6,983
3.88%, 02/15/2032 (e)		1,075	807
5.25%, 06/15/2029 (e)		4,310	3,790
5.75%, 01/15/2028		1,555	1,460
6.63%, 01/15/2027		538	533
Pacific Gas and Electric Co., 3.15%, 01/01/2026		354	329
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.50%, 08/15/2028 (e)		2,042	1,832
PG&E Corp.,
5.00%, 07/01/2028		925	844
5.25%, 07/01/2030		10,611	9,656

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Public Service Enterprise Group, Inc., 5.85%, 11/15/2027		100	103
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries, (India), Reg. S, 4.50%, 07/14/2028		9,600	8,075
SMC Global Power Holdings Corp., (Philippines), Reg. S, (CMT Index 5 Year + 9.20%), 7.00%, 10/21/2025 (x) (aa)		10,150	7,663
Star Energy Geothermal Wayang Windu Ltd., (British Virgin Islands), Reg. S, 6.75%, 04/24/2033		4,703	4,436
TransAlta Corp., (Canada), 7.75%, 11/15/2029		772	789
Vistra Corp.,
(CMT Index 5 Year + 5.74%), 7.00%, 12/15/2026 (e) (x) (aa)		4,249	3,866
(CMT Index 5 Year + 6.93%), 8.00%, 10/15/2026 (e) (x) (aa)		1,525	1,457
Vistra Operations Co. LLC,
3.55%, 07/15/2024 (e)		473	454
4.38%, 05/01/2029 (e)		11,551	9,966
4.88%, 05/13/2024 (e)		495	485
5.00%, 07/31/2027 (e)		1,454	1,346
5.50%, 09/01/2026 (e)		2,824	2,721
5.63%, 02/15/2027 (e)		4,353	4,134

			140,893

Gas — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp.,
5.50%, 05/20/2025		2,280	2,188
5.88%, 08/20/2026		3,905	3,708
Brooklyn Union Gas Co. (The), 4.63%, 08/05/2027 (e)		162	155
National Fuel Gas Co., 5.50%, 01/15/2026		289	288
ONE Gas, Inc., 1.10%, 03/11/2024		125	120
UGI International LLC, Reg. S, 2.50%, 12/01/2029	EUR	200	163

			6,622

Water — 0.0% (g)
Thames Water Kemble Finance plc, (United Kingdom), Reg. S, 4.63%, 05/19/2026	GBP	168	171

Total Utilities			147,686

Total Corporate Bonds (Cost $3,890,862)			3,714,611

Foreign Government Securities — 1.0%
Airport Authority, (Hong Kong), Reg. S, (CMT Index 5 Year + 4.70%), 2.10%, 03/08/2026 (x) (aa)		4,300	3,901
Mongolia Government International Bond, (Mongolia),
Reg. S, 4.45%, 07/07/2031		200	154
Reg. S, 5.13%, 04/07/2026		4,400	3,762

SEE NOTES TO FINANCIAL STATEMENTS.

236	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
5.63%, 05/01/2023 (e)	4,200	4,034
Reg. S, 5.63%, 05/01/2023	1,800	1,729
Oman Government International Bond, (Oman), Reg. S, 7.00%, 01/25/2051	1,000	965
Pakistan Government International Bond, (Pakistan),
Reg. S, 6.00%, 04/08/2026	12,200	4,819
Reg. S, 6.88%, 12/05/2027	19,300	7,456
Reg. S, 7.38%, 04/08/2031	12,850	4,498
Sri Lanka Government International Bond, (Sri Lanka),
Reg. S, 5.75%, 04/18/2023 (d)	2,600	806
6.20%, 05/11/2027 (d) (e)	15,600	4,822
Reg. S, 6.20%, 05/11/2027 (d)	3,800	1,174
Reg. S, 6.75%, 04/18/2028 (d)	4,000	1,241
Reg. S, 6.85%, 03/14/2024 (d)	12,100	3,733
Reg. S, 7.55%, 03/28/2030 (d)	2,000	618
Vietnam Government International Bond, (Vietnam), Series 30YR, 5.50%, 03/12/2028	233	226

Total Foreign Government Securities (Cost $67,408)		43,938

Municipal Bond — 0.0% (g) (t)
Louisiana — 0.0% (g)
Louisiana Local Government Environmental Facilities & Community Development Authority, Taxable, Louisiana Utilities Restoration Corp., Rev., 3.62%, 02/01/2029 (Cost $204)	204	198

U.S. Treasury Obligations — 1.0%
U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/2032 (ii)	6,880	6,033
U.S. Treasury Notes,
2.50%, 05/31/2024 (jj)	26,890	26,098
2.75%, 04/30/2027	12,520	11,882
4.25%, 12/31/2024 (w)	1,400	1,396
4.38%, 10/31/2024	562	561
4.50%, 11/30/2024	577	577

Total U.S. Treasury Obligations (Cost $48,303)		46,547

	SHARES
Common Stock — 0.0% (g)
Communications — 0.0% (g)
Telecommunications — 0.0% (g)
Intelsat SA (Luxembourg) (a) (bb) (cc) (Cost $4,732)	87	1,982

Preferred Stock — 0.2%
Consumer Cyclical — 0.2%
Retail — 0.2%
Ferrellgas Escrow LLC (a) (f) (bb) (cc) (Cost $6,490)	6	6,467

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Loan Assignments — 5.7% (o)
Basic Materials — 0.2%
Chemicals — 0.2%
ARC Falcon I, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 09/30/2028 (aa)	601		526
Ascend Performance Materials Operations LLC, 2021 Refinancing Term Loan, (CME Term SOFR 6 Month + 4.75%), 8.83%, 08/27/2026 (aa)	2,458		2,308
Discovery Purchaser Corp., Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 4.38%), 7.97%, 10/04/2029 (aa)	4,069		3,700
Nutrition & Biosciences, Inc., 3-Year Delayed Draw Term Loan, (ICE LIBOR USD 3 Month + 1.25%), 5.76%, 02/01/2024 (f) (aa)	64		64
Sparta U.S. Holdco LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.00%), 7.14%, 08/02/2028 (aa)	982		953
W. R. Grace Holdings LLC, Initial Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 8.50%, 09/22/2028 (u) (aa)	1,596		1,563

Total Basic Materials			9,114

Communications — 1.3%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc., Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 7.91%, 08/21/2026 (aa)	6,026		5,477

Internet — 0.3%
Acuris Finance US, Inc., Initial Dollar Term Loan, (CME Term SOFR 3 Month + 4.00%), 8.73%, 02/16/2028 (aa)	178		175
CNT Holdings I Corp., Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 3.50%), 7.24%, 11/08/2027 (aa)	2,292		2,214
Comcast Hulu Holdings LLC, Term Loan A, (ICE LIBOR USD 1 Month + 0.88%), 5.26%, 03/15/2024 (aa)	750		739
MH Sub I LLC, 2020 June New Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 09/13/2024 (aa)	2,277		2,209
MH Sub I LLC, 2021 Replacement Term Loan (Second Lien), (CME Term SOFR 3 Month + 6.25%), 10.65%, 02/23/2029 (aa)	1,209		1,078
MH Sub I LLC, Amendment No. 2 Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 09/13/2024 (aa)	—	(h)	1
Proofpoint, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.25%), 7.98%, 08/31/2028 (aa)	4,707		4,516
Uber Technologies, Inc., 2021 Incremental Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 04/04/2025 (aa)	1,075		1,074

			12,006

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	237

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Media — 0.3%
Charter Communications Operating LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 1.75%), 6.14%, 04/30/2025 (aa)	860	854
Diamond Sports Group LLC, Term Loan (First Lien), (CME Term SOFR 1 Month + 8.00%), 12.32%, 05/25/2026 (aa)	2,745	2,592
Diamond Sports Group LLC, Term Loan (Second Lien), (CME Term SOFR 1 Month + 3.25%), 7.57%, 08/24/2026 (aa)	4,720	566
DIRECTV Financing LLC, Closing Date Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 9.38%, 08/02/2027 (aa)	6,483	6,298

		10,310

Telecommunications — 0.6%
Cincinnati Bell, Inc., Term B-2 Loan, (CME Term SOFR 1 Month + 3.25%), 7.67%, 11/22/2028 (aa)	486	476
Connect Finco Sarl, Amendment No. 1 Refinancing Term Loan, (Luxembourg), (ICE LIBOR USD 1 Month + 3.50%), 7.89%, 12/11/2026 (u) (aa)	3,498	3,453
Delta Topco, Inc., Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 3.75%), 8.15%, 12/01/2027 (aa)	1,856	1,710
Digicel International Finance Limited, Initial Term B Loan (First Lien), (Saint Lucia), (ICE LIBOR USD 1 Month + 3.25%), 7.63%, 05/27/2024 (aa)	1,481	1,241
Intelsat Jackson Holdings S.A., Term B Loan, (Luxembourg), (CME Term SOFR 6 Month + 4.25%), 7.44%, 02/01/2029 (u) (aa)	3,542	3,413
Intrado Corp., Initial Term B Loan, (ICE LIBOR USD 3 Month + 4.00%), 8.41%, 10/10/2024 (u) (aa)	7,226	6,639
Intrado Corp., Incremental Term B-1 Loan, (ICE LIBOR USD 3 Month + 3.50%), 7.91%, 10/10/2024 (u) (aa)	1,914	1,757
Lumen Technologies, Inc., Term A Loan, (ICE LIBOR USD 1 Month + 2.00%), 6.38%, 01/31/2025 (aa)	751	731
Xplornet Communications, Inc., Refinancing Term Loan (First Lien), (Canada), (ICE LIBOR USD 1 Month + 4.00%), 8.38%, 10/02/2028 (u) (aa)	3,157	2,441
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 7.38%, 03/09/2027 (u) (aa)	7,449	6,013

		27,874

Total Communications		55,667

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Cyclical — 0.6%
Airlines — 0.2%
AAdvantage Loyalty IP Ltd., Initial Term Loan, (Cayman Islands), (ICE LIBOR USD 3 Month + 4.75%), 8.99%, 04/20/2028 (u) (aa)	5,708	5,677
Mileage Plus Holdings LLC, Initial Term Loan, (ICE LIBOR USD 3 Month + 5.25%), 10.00%, 06/21/2027 (aa)	1,505	1,546
SkyMiles IP Ltd., Initial Term Loan, (Cayman Islands), (ICE LIBOR USD 3 Month + 3.75%), 7.99%, 10/20/2027 (aa)	1,100	1,120
United AirLines, Inc., Class B Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 8.11%, 04/21/2028 (aa)	825	813

		9,156

Apparel — 0.1%
Crocs, Inc., Term Loan, (CME Term SOFR 6 Month + 3.50%), 7.73%, 02/20/2029 (aa)	2,975	2,912

Distribution/Wholesale — 0.0% (g)
BCPE Empire Holdings, Inc., Amendment No.3 Term Loan (First Lien), (CME Term SOFR 1 Month + 4.63%), 9.05%, 06/11/2026 (aa)	115	112

Entertainment — 0.0% (g)
Churchill Downs Inc., Term B Facility Loan, (ICE LIBOR USD 1 Month + 2.00%), 6.39%, 12/27/2024 (aa)	346	344
Formula One Management Limited, Facility B Loan (First Lien), (United Kingdom), (CME Term SOFR 3 Month + 3.25%), 7.57%, 01/15/2030 (u) (aa)	934	933
Raptor Acquisition Corp., Term B Loan (First Lien), (Canada), (ICE LIBOR USD 3 Month + 4.00%), 8.75%, 11/01/2026 (aa)	200	196

		1,473

Lodging — 0.1%
Fertitta Entertainment LLC, Initial B Term Loan, (CME Term SOFR 1 Month + 4.00%), 8.32%, 01/27/2029 (aa)	4,739	4,497
Resorts World Las Vegas LLC, Term A Facility Loan, (ICE LIBOR USD 1 Month + 1.50%), 5.89%, 04/16/2024 (aa)	500	490

		4,987

Retail — 0.2%
Foundation Building Materials, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.25%), 7.66%, 01/31/2028 (aa)	183	173

SEE NOTES TO FINANCIAL STATEMENTS.

238	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Retail — continued
Great Outdoors Group LLC, Term B-2 Loan, (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 03/06/2028 (aa)	2,481	2,379
IRB Holding Corp., 2022 Replacement Term B Loan, (CME Term SOFR 1 Month + 3.00%), 7.32%, 12/15/2027 (u) (aa)	1,489	1,443
SRS Distribution, Inc., 2022 Refinancing Term Loan, (CME Term SOFR 1 Month + 3.50%), 7.92%, 06/02/2028 (aa)	2,392	2,281
Staples, Inc., 2019 Refinancing New Term B-1 Loan, (ICE LIBOR USD 3 Month + 5.00%), 7.78%, 04/16/2026 (aa)	801	739
White Cap Supply Holdings LLC, Initial Closing Date Term Loan, (CME Term SOFR 1 Month + 3.75%), 8.07%, 10/19/2027 (aa)	2,585	2,495

		9,510

Total Consumer Cyclical		28,150

Consumer Non-cyclical — 0.5%
Beverages — 0.0% (g)
Naked Juice LLC, Initial Loan (Second Lien), (CME Term SOFR 3 Month + 6.00%), 10.68%, 01/24/2030 (aa)	111	87
Naked Juice LLC, Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 3.25%), 7.93%, 01/24/2029 (aa)	1,202	1,073

		1,160

Commercial Services — 0.3%
CoreLogic, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.50%), 7.94%, 06/02/2028 (aa)	756	628
Element Materials Technology Group US Holdings, Inc., Delayed Draw Term B Loan (First Lien), (CME Term SOFR 3 Month + 4.25%), 8.93%, 06/22/2029 (u) (aa)	659	643
Element Materials Technology Group US Holdings, Inc., Initial USD Term B Loan (First Lien), (CME Term SOFR 3 Month + 4.25%), 8.93%, 06/22/2029 (u) (aa)	1,428	1,393
PECF USS Intermediate Holding III Corp., Initial Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 8.63%, 12/15/2028 (aa)	1,936	1,609
Sabre GLBL Inc., 2021 Other Term B-1 Loan, (ICE LIBOR USD 1 Month + 3.50%), 7.88%, 12/17/2027 (aa)	385	349
Sabre GLBL Inc., 2021 Other Term B-2 Loan, (ICE LIBOR USD 1 Month + 3.50%), 7.88%, 12/17/2027 (aa)	617	560
Sotheby’s, 2021 Second Refinancing Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 8.58%, 01/15/2027 (aa)	2,290	2,228
Verscend Holding Corp., Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.00%), 8.38%, 08/27/2025 (aa)	6,904	6,846

		14,256

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Food — 0.0% (g)
Chobani LLC, 2020 New Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 7.88%, 10/25/2027 (aa)	167	163

Healthcare—Services — 0.1%
Envision Healthcare Corp., First Out Term Loan, (CME Term SOFR 3 Month + 7.88%), 12.61%, 03/31/2027 (aa)	53	47
LifePoint Health, Inc., Term B Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 8.16%, 11/16/2025 (aa)	192	181
Phoenix Newco, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.25%), 7.63%, 11/15/2028 (aa)	2,284	2,196
Quorum Health Corp., Term Loan (Exit), (ICE LIBOR USD 3 Month + 8.00%), 11.78%, 04/29/2025 (aa)	627	429
Surgery Center Holdings, Inc., 2021 New Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 8.05%, 08/31/2026 (aa)	1,140	1,124
WCG Purchaser Corp., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 4.00%), 8.38%, 01/08/2027 (aa)	287	260

		4,237

Pharmaceuticals — 0.1%
Gainwell Acquisition Corp., Term B Loan (First Lien), (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 10/01/2027 (aa)	3,975	3,721

Total Consumer Non-cyclical		23,537

Energy — 0.2%
Oil & Gas — 0.1%
Ascent Resources Utica Holdings LLC / Aru Finance Corp., Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 9.00%), 12.94%, 11/01/2025 (aa)	3,716	3,916

Pipelines — 0.1%
Freeport LNG investments, LLLP, Initial Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 7.74%, 12/21/2028 (aa)	2,831	2,686
M6 ETX Holdings II Midco LLC, Initial Term Loan, (CME Term SOFR 3 Month + 4.50%), 9.16%, 09/19/2029 (u) (aa)	1,305	1,303

		3,989

Total Energy		7,905

Financial — 0.4%
Diversified Financial Services — 0.1%
Advisor Group Holdings, Inc., Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.50%), 8.88%, 07/31/2026 (aa)	496	484
Cowen Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 7.43%, 03/24/2028 (aa)	316	316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	239

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Financial — continued
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 6.75%), 11.13%, 04/07/2028 (aa)	763	723
Deerfield Dakota Holding LLC, Initial Dollar Term Loan (First Lien), (CME Term SOFR 1 Month + 3.75%), 8.07%, 04/09/2027 (aa)	1,690	1,575
Mercury Borrower, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 8.25%, 08/02/2028 (aa)	530	505
Mercury Borrower, Inc., Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 6.50%), 10.25%, 08/02/2029 (aa)	668	580

		4,183

Insurance — 0.3%
Alliant Holdings Intermediate LLC, Initial Term Loan (2018), (ICE LIBOR USD 1 Month + 3.25%), 7.63%, 05/09/2025 (aa)	4,563	4,498
AssuredPartners, Inc., 2022 Term Loan, (CME Term SOFR 1 Month + 3.50%), 7.82%, 02/12/2027 (aa)	2,000	1,938
Asurion LLC, New B-4 Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.25%), 9.63%, 01/20/2029 (aa)	1,785	1,380
Hub International Ltd., 2022 Incremental Term Loan, (CME Term SOFR 3 Month + 4.00%), 8.22%, 11/10/2029 (u) (aa)	1,748	1,727
Hub International Limited, B-3 Incremental Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 7.53%, 04/25/2025 (aa)	185	183
Sedgwick Claims Management Services, Inc., 2020 Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 8.63%, 09/03/2026 (aa)	689	679
Sedgwick Claims Management Services, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 7.63%, 12/31/2025 (aa)	1,314	1,277

		11,682

REITS — 0.0% (g)
Invitation Homes Operating Partnership LP, Term Loan A, (ICE LIBOR USD 1 Month + 1.00%), 5.39%, 01/31/2025 (aa)	1,552	1,517

Total Financial		17,382

Industrial — 0.7%
Aerospace/Defense — 0.1%
Cobham Ultra SeniorCo S.a r.l., Facility B (USD), (Luxembourg), (ICE LIBOR USD 3 Month + 3.75%), 7.06%, 08/06/2029 (aa)	1,394	1,352
Propulsion, Initial Term Loan, (CME Term SOFR 3 Month + 4.00%), 8.58%, 09/14/2029 (aa)	1,395	1,353

		2,705

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Building Materials — 0.1%
Chariot Buyer LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.25%), 7.63%, 11/03/2028 (aa)	2,536	2,386

Engineering & Construction — 0.2%
Brand Industrial Services, Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 8.49%, 06/21/2024 (aa)	8,863	7,910
Brown Group Holding LLC, Incremental Term B-2 Facility, (CME Term SOFR 3 Month + 3.75%), 7.91%, 07/02/2029 (u) (aa)	1,790	1,782
KKR Apple Bidco LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 2.75%), 7.13%, 09/22/2028 (aa)	356	351
KKR Apple Bidco LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.75%), 10.13%, 09/21/2029 (aa)	96	92

		10,135

Environmental Control — 0.0% (g)
Filtration Group Corp., 2021 Incremental Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 7.88%, 10/21/2028 (aa)	992	973

Machinery — Construction & Mining — 0.0% (g)
Vertiv Group Corp., Term B Loan, (ICE LIBOR USD 1 Month + 2.75%), 6.89%, 03/02/2027 (aa)	496	477

Machinery — Diversified — 0.2%
Husky Injection Molding Systems Ltd., Initial Term Loan, (Canada), (ICE LIBOR USD 3 Month + 3.00%), 8.15%, 03/28/2025 (aa)	7,346	6,847
SPX Flow, Inc., Term Loan, (CME Term SOFR 1 Month + 4.50%), 8.92%, 04/05/2029 (aa)	1,977	1,842

		8,689

Packaging & Containers — 0.1%
Charter Next Generation, Inc., Initial Term Loan (2021) (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 12/01/2027 (aa)	2,295	2,225
Clydesdale Acquisition Holdings, Inc., Term B Loan (First Lien), (CME Term SOFR 1 Month + 4.18%), 8.60%, 04/13/2029 (aa)	496	471
Mauser Packaging Solutions Holding Co., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 7.37%, 04/03/2024 (aa)	2,799	2,729

		5,425

SEE NOTES TO FINANCIAL STATEMENTS.

240	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Shipbuilding — 0.0% (g)
MHI Holdings LLC, Initial Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 9.38%, 09/21/2026 (aa)	456	451

Transportation — 0.0% (g)
AIT Worldwide Logistics Holdings, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.75%), 8.49%, 04/06/2028 (aa)	397	363
XPO Logistics, Inc., Refinancing Term Loan (2018), (ICE LIBOR USD 1 Month + 1.75%), 5.93%, 02/24/2025 (aa)	386	385

		748

Total Industrial		31,989

Technology — 1.8%
Computers — 0.5%
Magenta Buyer LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.75%), 9.17%, 07/27/2028 (aa)	6,843	5,825
Magenta Buyer LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 8.25%), 12.67%, 07/27/2029 (aa)	491	385
McAfee Corp., Tranche B-1 Term Loan, (CME Term SOFR 1 Month + 3.75%), 7.97%, 03/01/2029 (u) (aa)	5,881	5,460
Peraton Corp., Term B Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 02/01/2028 (aa)	5,800	5,653
Peraton Corp., Term B-1 Loan (Second Lien), (ICE LIBOR USD 1 Month + 7.75%), 12.09%, 02/01/2029 (aa)	1,922	1,823
Tempo Acquisition LLC, Initial Term B-1 Loan, (CME Term SOFR 1 Month + 3.00%), 7.32%, 08/31/2028 (aa)	486	484

		19,630

Software — 1.3%
Ascend Learning LLC, Initial Term Loan (2021) (First Lien), (ICE LIBOR USD 1 Month + 3.50%), 7.88%, 12/11/2028 (u) (aa)	1,940	1,831
Ascend Learning LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.75%), 10.13%, 12/10/2029 (aa)	458	391
athenahealth Group, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 3.50%), 7.82%, 02/15/2029 (aa)	8,537	7,687
Banff Guarantor Inc., Initial Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.50%), 9.88%, 02/27/2026 (aa)	2,895	2,656

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
Boxer Parent Co. Inc., 2021 Replacement Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 10/02/2025 (aa)	1,761	1,683
Camelot U.S. Acquisition 1 Co., Amendment No. 2 Incremental Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 7.38%, 10/30/2026 (aa)	1,331	1,310
Central Parent, Inc., Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 4.50%), 9.08%, 07/06/2029 (aa)	2,208	2,185
Dun & Bradstreet Corp., The, 2022 Incremental Term B-2 Loan, (CME Term SOFR 1 Month + 3.25%), 7.57%, 01/18/2029 (aa)	1,489	1,462
EP Purchaser LLC, Closing Date Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 11/06/2028 (aa)	487	481
Epicor Software Corp., Term C Loan, (ICE LIBOR USD 1 Month + 3.25%), 7.63%, 07/30/2027 (aa)	497	476
Genesys Cloud Services Holdings I LLC, Initial Dollar Term Loan (2020), (ICE LIBOR USD 1 Month + 4.00%), 8.38%, 12/01/2027 (aa)	2,980	2,856
Helios Software Holdings, Inc., Initial Dollar Term Loan (2021), (CME Term SOFR 1 Month + 3.75%), 8.17%, 03/11/2028 (aa)	1,407	1,378
Misys Limited, Dollar Term Loan (First Lien), (United Kingdom), (ICE LIBOR USD 3 Month + 3.50%), 6.87%, 06/13/2024 (aa)	1,996	1,761
Misys Limited, Dollar Term Loan (Second Lien), (United Kingdom), (ICE LIBOR USD 3 Month + 7.25%), 10.62%, 06/13/2025 (aa)	670	496
Planview Parent, Inc., Closing Date Loan (Second Lien), (ICE LIBOR USD 3 Month + 7.25%), 11.98%, 12/18/2028 (aa)	180	159
Polaris Newco LLC, Dollar Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 06/02/2028 (aa)	2,505	2,281
Project Alpha Intermediate Holding, Inc., 2021 Refinancing Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 8.39%, 04/26/2024 (aa)	222	216
RealPage, Inc., Initial Loan (Second Lien), (ICE LIBOR USD 1 Month + 6.50%), 10.88%, 04/23/2029 (aa)	1,465	1,403
RealPage, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.00%), 7.38%, 04/24/2028 (aa)	4,910	4,659
Skillsoft Finance II, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 5.25%), 9.58%, 07/14/2028 (aa)	2,310	1,917

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	241

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Loan Assignments — continued
Software — continued
Sophia, L.P., Term Loan B (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 10/07/2027 (aa)		10,084	9,713
Sovos Compliance LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 4.50%), 8.88%, 08/11/2028 (aa)		1,628	1,496
TIBCO Software, Inc., Dollar Term B Loan, (CME Term SOFR 3 Month + 4.50%), 9.18%, 03/30/2029 (aa)		4,443	3,960
UKG Inc., 2021 Incremental Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 5.25%), 9.00%, 05/03/2027 (aa)		2,421	2,216
UKG Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 8.13%, 05/04/2026 (aa)		3,286	3,163
Veritas US Inc., Dollar Term B-2021 Loan, (ICE LIBOR USD 3 Month + 5.00%), 9.73%, 09/01/2025 (aa)		474	333

			58,169

Total Technology			77,799

Utilities — 0.0% (g)
Electric — 0.0% (g)
Heritage Power LLC, Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 10.41%, 07/30/2026 (aa)		1,416	473

Total Loan Assignments (Cost $259,117)			252,016

	NUMBER OF RIGHTS
Rights — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
Intelsat Jackson Holdings SA, expiring, 12/31/2049 (bb) (cc)		18	—

(Cost $—)

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 3.6%
Commercial Papers — 0.0% (g)
CommonSpirit Health, 5.43%, 01/24/2023 (n)		1,105	1,101
Jabil, Inc., 5.27%, 01/09/2023 (e) (n)		664	663

Total Commercial Papers			1,764

Time Deposits — 3.1%
Australia & New Zealand Banking Group Ltd.,
2.30%, 01/03/2023	GB	P 7	9
3.69%, 01/03/2023		85,068	85,068
Brown Brothers Harriman,
0.20%, 01/03/2023	CH	F 1	1

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Time Deposits — continued
Citibank NA, 1.10%, 01/02/2023	EUR	252	269
Royal Bank of Canada,
3.06%, 01/03/2023	CAD	1	1
3.69%, 01/03/2023		1,175	1,175
Sumitomo Mitsui Banking Corp., 3.69%, 01/03/2023		51,263	51,263

Total Time Deposits			137,786

U.S. Government Agency Securities — 0.0% (g)
FHLB DNs,
Zero Coupon, 02/01/2023		729	726
Zero Coupon, 03/14/2023		766	760

Total U.S. Government Agency Securities			1,486

U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills,
Zero Coupon, 01/26/2023 (ii)		153	153
Zero Coupon, 02/21/2023		3,267	3,248
Zero Coupon, 03/02/2023 (ii)		62	62
Zero Coupon, 03/30/2023		12,100	11,976
Zero Coupon, 04/11/2023		6,336	6,261

Total U.S. Treasury Obligations			21,700

Total Short-Term Investments (Cost $162,729)			162,736

Total Investments — 98.5% (Cost — $4,609,287)			4,394,433

Other Assets in Excess of Liabilities — 1.5%			67,401

NET ASSETS — 100.0%			$4,461,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

242	SIX CIRCLES TRUST	DECEMBER 31, 2022

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro Schatz	2	03/2023	EUR	228	(3)
U.S. Treasury 10 Year Note	480	03/2023	USD	54,262	(359)
U.S. Treasury 2 Year Note	473	03/2023	USD	96,913	89
U.S. Treasury 5 Year Note	574	03/2023	USD	62,054	(102)
U.S. Treasury Long Bond	28	03/2023	USD	3,528	(18)

					(393)

Short Contracts
Euro BOBL	(1)	03/2023	EUR	(128)	4
U.S. Treasury 10 Year Note	(49)	03/2023	USD	(5,532)	29
U.S. Treasury 5 Year Note	(99)	03/2023	USD	(10,709)	24
U.S. Treasury Long Bond	(19)	03/2023	USD	(2,395)	13
U.S. Treasury Ultra Bond	(342)	03/2023	USD	(46,269)	334

Total unrealized appreciation					404

Total unrealized appreciation (depreciation)					11

Forward foreign currency exchange contracts outstanding as of December 31, 2022:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	4,330	GBP	3,544	UBS AG LONDON	03/15/2023	38
USD	2,634	EUR	2,530	HSBC Bank plc	01/12/2023	(76)
USD	266	GBP	223	Morgan Stanley & Co.	01/12/2023	(3)
USD	189	EUR	178	Bank of America, NA	03/15/2023	(2)
USD	25,853	EUR	24,147	Bank of America, NA	03/15/2023	(120)
USD	160	EUR	150	Morgan Stanley & Co.	03/15/2023	(1)
USD	92	EUR	86	Morgan Stanley & Co.	03/15/2023	(1)

Total unrealized depreciation						(203)

Net unrealized appreciation (depreciation)						(165)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2022:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
United States SOFR	1.75% annually	Receive	06/15/2024	USD	59,800	2,316	530	2,846
United States SOFR	1.00% annually	Receive	06/15/2027	USD	11,400	1,499	(162)	1,337
United States SOFR	1.75% annually	Pay	06/15/2032	USD	400	30	30	60
United States SOFR	1.50% annually	Receive	06/15/2042	USD	2,400	186	492	678
United States SOFR	1.50% annually	Pay	06/15/2052	USD	1,300	(342)	(82)	(424)

Total						3,689	808	4,497

(a)	Value of floating rate index as of December 31, 2022 was as follows:

FLOATING RATE INDEX
United States SOFR	4.30%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	243

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Over the Counter “OTC” Credit Default Swaps contracts outstanding — sell protection (1) as of December 31, 2022:
REFERENCE OBLIGATION/INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)		UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
Novafives SAS, 5.00%, 06/15/2025	5.00	Quarterly	Goldman Sachs International	06/20/2023	11.91	EUR	4	(—	)(h)	—	(h)	(—	)(h)
Novafives SAS, 5.00%, 06/15/2025	5.00	Quarterly	Goldman Sachs International	06/20/2023	11.91	EUR	6	(—	)(h)	—	(h)	(—	)(h)
Novafives SAS, 5.00%, 06/15/2025	5.00	Quarterly	Citibank, NA	06/20/2023	11.91	EUR	20	(2)		1		(1)
ThyssenKrupp AG, 2.50%, 02/25/2025	5.00	Quarterly	Bank of America	12/20/2023	3.23	EUR	140	(4)		9		5
Telecom Italia SpA, 3.63%, 01/19/2024	5.00	Quarterly	Barclays Bank plc	12/20/2024	2.98	EUR	300	13		(–	)(h)	13
CMA CGM SA, 7.5%, 01/15/2026	5.00	Quarterly	Goldman Sachs International	06/20/2026	3.57	EUR	10	1		(–	)(h)	1
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	Quarterly	Barclays Bank plc	12/20/2026	9.97	EUR	30	1		(6)		(5)
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	Quarterly	Morgan Stanley	12/20/2026	9.97	EUR	10	—	(h)	(2)		(2)
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	Quarterly	Bank of America	12/20/2026	9.97	EUR	20	(1)		(2)		(3)
CMA CGM SA, 7.5%, 01/15/2026	5.00	Quarterly	Goldman Sachs International	06/20/2027	4.10	EUR	70	3		—	(h)	3
CMA CGM SA, 7.5%, 01/15/2026	5.00	Quarterly	Barclays Bank plc	06/20/2027	4.10	EUR	49	2		—	(h)	2
Adler Real Estate AG, 2.13%, 02/06/2024	5.00	Quarterly	Bank of America	12/20/2027	17.04	EUR	200	(50)		(2)		(52)
Socialist Republic of Vietnam, 4.80%, 11/19/2024	1.00	Quarterly	Citibank, NA	12/20/2027	1.42	USD	4,300	(124)		46		(78)

Total								(161)		44		(117)

Over the Counter “OTC” Credit Default Swaps contracts outstanding — buy protection (2) as of December 31, 2022:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)		UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
Saudi Government International Bond, 4.00%, 04/17/2025	1.00	Quarterly	Bank of America	12/20/2027	0.62	USD	12,700	(150)		(72)		(222)
Korea International Bond, 2.75%, 01/19/2027	1.00	Quarterly	Barclays Bank plc	12/20/2027	0.54	USD	1,100	(23)		(—	)(h)	(23)

Total								(173)		(72)		(245)

SEE NOTES TO FINANCIAL STATEMENTS.

244	SIX CIRCLES TRUST	DECEMBER 31, 2022

Centrally Cleared Credit Default Swaps contracts outstanding — sell protection (1) as of December 31, 2022:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.HY.38-V2	5.00	Quarterly	06/20/2027	4.43	USD	82,541	(1,536)	3,379	1,843
ITRX.ASIAXJ.IG.38-V1	1.00	Quarterly	12/20/2027	1.33	USD	2,833	(87)	48	(39)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.85	USD	38,502	49	239	288
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.85	USD	14,490	186	(77)	109

Total							(1,388)	3,589	2,201

Centrally Cleared Credit Default Swaps contracts outstanding — buy protection (2) as of December 31, 2022:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2032	1.18	USD	14,105	336	(147)	189

Total							336	(147)	189

(1)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	245

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
DN	— Discount Notes
EURIBOR	— Euro Interbank Offered Rate
FHLB	— Federal Home Loan Bank
ICE	— Intercontinental Exchange
IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As result, interest income may be reduced considerably.

LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2022.
(a)	— Non-income producing security.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2022.
(o)	— Loan assignments are presented by obligor. Each Series or loan tranche underlying each obligor may have varying terms.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(u)	— All or a portion of the security is unsettled as of December 31, 2022. Unless otherwise indicated, the coupon rate is undetermined.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2022.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2022.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(ii)	— Approximately $401 of these investments are restricted as collateral for forwards to various brokers.
(jj)	— Approximately $85 of these investments are restricted as collateral for bi-lateral derivatives to various brokers.
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

246	SIX CIRCLES TRUST	DECEMBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

(Amounts in thousands)

Six Circles Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$562,951
Repurchase agreements, at value	3,000
Cash	9
Foreign currency, at value	3
Deposits at broker for futures contracts	187
Deposits at broker for centrally cleared swaps	416
Prepaid expenses	1
Receivables:
Fund shares sold	243
Interest and dividends from non-affiliates	2,877
Variation margin on centrally cleared swaps (net upfront receipts of $274)	158
Unrealized appreciation on forward foreign currency exchange contracts	46

Total Assets	569,891

LIABILITIES:
Payables:
Investment securities purchased	501
Fund shares redeemed	184
Variation margin on futures contracts	40
Unrealized depreciation on forward foreign currency exchange contracts	1,564
Accrued liabilities:
Investment advisory fees	56
Administration fees	16
Custodian and accounting fees	34
Other	74

Total Liabilities	2,469

Net Assets	$567,422

NET ASSETS:
Paid-in capital	$588,378
Total distributable earnings (loss)	(20,956)

Total Net Assets	$567,422

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	58,345
Net Asset Value, offering and redemption price per share (a):	$9.73
Cost of investments in non-affiliates	$573,400
Cost of repurchase agreements	3,000
Cost of foreign currency	3

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	247

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022 (continued)

(Amounts in thousands)

Six Circles Tax Aware Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$557,368
Repurchase agreements, at value	3,000
Cash	24
Foreign currency, at value	11
Deposits at broker for futures contracts	187
Deposits at broker for centrally cleared swaps	432
Prepaid expenses	1
Receivables:
Investment securities sold	10
Fund shares sold	681
Interest and dividends from non-affiliates	3,597
Variation margin on futures contracts	68
Variation margin on centrally cleared swaps (net upfront receipts of $263)	130
Unrealized appreciation on forward foreign currency exchange contracts	27

Total Assets	565,536

LIABILITIES:
Payables:
Investment securities purchased	400
Fund shares redeemed	203
Unrealized depreciation on forward foreign currency exchange contracts	477
Accrued liabilities:
Investment advisory fees	46
Administration fees	16
Custodian and accounting fees	26
Other	78

Total Liabilities	1,246

Net Assets	$564,290

NET ASSETS:
Paid-in capital	$580,526
Total distributable earnings (loss)	(16,236)

Total Net Assets	$564,290

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	57,697
Net Asset Value, offering and redemption price per share (a):	$9.78
Cost of investments in non-affiliates	$565,810
Cost of repurchase agreements	3,000
Cost of foreign currency	11

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

248	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles U.S. Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,675,971
Cash	184
Deposits at broker for futures contracts	5,610
Prepaid expenses	65
Receivables:
Fund shares sold	13,450
Interest and dividends from non-affiliates	11,018
Tax reclaims	65

Total Assets	14,706,363

LIABILITIES:
Payables:
Investment securities purchased	7,465
Fund shares redeemed	6,926
Variation margin on futures contracts	268
Accrued liabilities:
Investment advisory fees	510
Administration fees	98
Custodian and accounting fees	115
Trustees’ fees	20
Registration and filing fees	45
Other	210

Total Liabilities	15,657

Net Assets	$14,690,706

NET ASSETS:
Paid-in capital	$14,080,513
Total distributable earnings (loss)	610,193

Total Net Assets	$14,690,706

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	1,275,327
Net Asset Value, offering and redemption price per share: (a)	$11.52
Cost of investments in non-affiliates	$13,168,027

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	249

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022 (continued)

(Amounts in thousands)

	Six Circles International Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,306,380
Foreign currency, at value	331
Deposits at broker for futures contracts	6,649
Prepaid expenses	57
Receivables:
Investment securities sold	807
Fund shares sold	6,229
Interest and dividends from non-affiliates	15,766
Tax reclaims	61,250

Total Assets	11,397,469

LIABILITIES:
Payables:
Due to custodian — cash	2,797
Investment securities purchased	5,782
Fund shares redeemed	5,345
Variation margin on futures contracts	1,209
Accrued liabilities:
Investment advisory fees	486
Administration fees	97
Custodian and accounting fees	414
Trustees’ fees	14
Deferred foreign capital gains tax	485
Registration and filing fees	(—)	(a)
Other	214

Total Liabilities	16,843

Net Assets	$11,380,626

NET ASSETS:
Paid-in capital	$12,362,182
Total distributable earnings (loss)	(981,556)

Total Net Assets	$11,380,626

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	1,224,072
Net Asset Value, offering and redemption price per share: (b)	$9.30
Cost of investments in non-affiliates	$10,798,063
Cost of foreign currency	331

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

250	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Global Bond Fund
ASSETS:
Investments in non-affiliates, at value	$8,439,500
Options purchased, at value	35
Foreign currency, at value	4,236
Deposits at broker for futures contracts	3,713
Deposits at broker for centrally cleared swaps	3,747
Deposits at broker for OTC contracts	4,590
Prepaid expenses	1
Receivables:
Investment securities sold	141,625
Investment securities sold — delayed delivery securities	679,603
Fund shares sold	9,606
Interest and dividends from non-affiliates	67,926
Variation margin on centrally cleared swaps (net upfront payments of $12,236)	395
Unrealized appreciation on forward foreign currency exchange contracts	16,653

Total Assets	9,371,630

LIABILITIES:
Payables:
Reverse repurchase agreement	63,386
Securities sold short, at value	252,385
Due to custodian—cash	26,816
Deposits from broker for delayed delivery securities	3,916
Deposits from broker for OTC contracts	50
Interest expense	33
Investment securities purchased	25,251
Investment securities purchased — delayed delivery securities	927,019
Fund shares redeemed	2,962
Variation margin on futures contracts	649
Outstanding options written, at fair value	1,078
Unrealized depreciation on forward foreign currency exchange contracts	156,660
Outstanding OTC swap contracts, at value (net upfront payments of $(–)(a))	114
Accrued liabilities:
Investment advisory fees	490
Administration fees	104
Custodian and accounting fees	636
Registration and filing fees	92
Other	94

Total Liabilities	1,461,735

Net Assets	$7,909,895

NET ASSETS:
Paid-in capital	$9,642,811
Total distributable earnings (loss)	(1,732,916)

Total Net Assets	$7,909,895

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	976,898
Net Asset Value, offering and redemption price per share (b):	$8.10
Cost of investments in non-affiliates	$9,180,090
Cost of options purchased	27
Cost of foreign currency	4,236
Proceeds from securities sold short	(255,062)
Premiums received from options written	(678)

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	251

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022 (continued)

(Amounts in thousands)

	Six Circles Tax Aware Bond Fund
ASSETS:
Investments in non-affiliates, at value	$5,808,240
Cash	554
Deposits at broker for futures contracts	390
Receivables:
Investment securities sold	404
Fund shares sold	7,023
Interest and dividends from non-affiliates	64,304
Variation margin on futures contracts	7

Total Assets	5,880,922

LIABILITIES:
Payables:
Investment securities purchased	16,254
Fund shares redeemed	3,182
Accrued liabilities:
Investment advisory fees	545
Administration fees	87
Custodian and accounting fees	171
Trustees’ fees	12
Registration and filing fees	–	(a)
Other	93

Total Liabilities	20,344

Net Assets	$5,860,578

NET ASSETS:
Paid-in capital	$6,373,715
Total distributable earnings (loss)	(513,137)

Total Net Assets	$5,860,578

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	615,713
Net Asset Value, offering and redemption price per share (b):	$9.52
Cost of investments in non-affiliates	$6,200,337

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

252	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Credit Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$4,394,433
Cash	79
Deposits at broker for futures contracts	4,632
Deposits at broker for centrally cleared swaps	13,795
Deposits at broker for OTC contracts	60
Receivables:
Investment securities sold	10,782
Fund shares sold	5,078
Interest and dividends from non-affiliates	71,505
Variation margin on futures contracts	103
Variation margin on centrally cleared swaps (net upfront payments of $2,637)	247
Unrealized appreciation on forward foreign currency exchange contracts	38
Outstanding OTC swap contracts, at value (net upfront payments of $15)	24

Total Assets	4,500,776

LIABILITIES:
Payables:
Investment securities purchased	30,345
Fund shares redeemed	5,722
Unrealized depreciation on forward foreign currency exchange contracts	203
Outstanding OTC swap contracts, at value (net upfront receipts of $349)	386
Unrealized depreciation on unfunded commitments	36
Accrued liabilities:
Investment advisory fees	925
Administration fees	83
Custodian and accounting fees	186
Registration and filing fees	128
Other	928

Total Liabilities	38,942

Net Assets	$4,461,834

NET ASSETS:
Paid-in capital	$4,848,943
Total distributable earnings (loss)	(387,109)

Total Net Assets	$4,461,834

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	513,265
Net Asset Value, offering and redemption price per share (a):	$8.69
Cost of investments in non-affiliates	$4,609,287

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	253

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

(Amounts in thousands)

Six Circles Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,694

Total investment income	9,694

EXPENSES:
Investment advisory fees	1,499
Administration fees	63
Custodian and accounting fees	139
Professional fees	74
Trustees’ fees	30
Printing and mailing costs	73
Registration and filing fees	23
Transfer agency fees	25
Interest expense	10
Other	12

Total expenses	1,948

Less advisory fees waived	(804)

Net expenses	1,144

Net investment income (loss)	8,550

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(8,396)
Futures contracts	1,238
Foreign currency transactions	440
Forward foreign currency exchange contracts	8,475
Swaps	(1,230)

Net realized gain (loss)	527

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(7,215)
Futures contracts	555
Foreign currency translations	(15)
Forward foreign currency exchange contracts	(3,247)
Swaps	184

Change in net unrealized appreciation (depreciation)	(9,738)

Net realized/unrealized gains (losses)	(9,211)

Change in net assets resulting from operations	$(661)

SEE NOTES TO FINANCIAL STATEMENTS.

254	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Tax Aware Ultra Short Duration Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$7,406

Total investment income	7,406

EXPENSES:
Investment advisory fees	1,530
Administration fees	63
Custodian and accounting fees	103
Professional fees	70
Trustees’ fees	30
Printing and mailing costs	20
Registration and filing fees	21
Transfer agency fees	25
Interest expense	16
Other	11

Total expenses	1,889

Less advisory fees waived	(949)

Net expenses	940

Net investment income (loss)	6,466

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(1,683)
Futures contracts	266
Foreign currency transactions	48
Forward foreign currency exchange contracts	1,710
Swaps	(1,347)

Net realized gain (loss)	(1,006)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(8,557)
Futures contracts	660
Foreign currency translations	(11)
Forward foreign currency exchange contracts	(201)
Swaps	167

Change in net unrealized appreciation (depreciation)	(7,942)

Net realized/unrealized gains (losses)	(8,948)

Change in net assets resulting from operations	$(2,482)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	255

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022 (continued)

(Amounts in thousands)

Six Circles U.S. Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,271
Dividend income from non-affiliates	209,450
Foreign taxes withheld	(49)
Other Income	— (a)

Total investment income	210,672

EXPENSES:
Investment advisory fees	40,033
Administration fees	389
Custodian and accounting fees	464
Professional fees	365
Trustees’ fees	357
Printing and mailing costs	233
Registration and filing fees	348
Transfer agency fees	36
Interest expense	182
Other	456

Total expenses	42,863

Less advisory fees waived	(33,626)

Net expenses	9,237

Net investment income (loss)	201,435

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(673,143)
Futures contracts	(29,416)

Net realized gain (loss)	(702,559)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,546,351)
Futures contracts	(4,141)

Change in net unrealized appreciation (depreciation)	(3,550,492)

Net realized/unrealized gains (losses)	(4,253,051)

Change in net assets resulting from operations	$(4,051,616)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

256	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Six Circles International Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$153
Dividend income from non-affiliates	413,246
Foreign taxes withheld	(50,165)
Other Income	40

Total investment income	363,274

EXPENSES:
Investment advisory fees	29,967
Administration fees	389
Custodian and accounting fees	1,736
Professional fees	324
Trustees’ fees	279
Printing and mailing costs	196
Registration and filing fees	147
Transfer agency fees	34
Interest expense	515
Other	546

Total expenses	34,133

Less advisory fees waived	(23,977)

Net expenses	10,156

Net investment income (loss)	353,118

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(1,266,134)
Futures contracts	(8,427)
Foreign currency transactions	(19,476)
Forward foreign currency exchange contracts	6,492

Net realized gain (loss)	(1,287,545)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,217,508	)(a)
Futures contracts	(3,039)
Foreign currency translations	(930)

Change in net unrealized appreciation (depreciation)	(1,221,477)

Net realized/unrealized gains (losses)	(2,509,022)

Change in net assets resulting from operations	$(2,155,904)

(a)	Net of change in foreign capital gains tax of approximately $55.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	257

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022 (continued)

(Amounts in thousands)

Six Circles Global Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$127,079
Foreign taxes withheld	(497)

Total investment income	126,582

EXPENSES:
Investment advisory fees	18,419
Administration fees	417
Custodian and accounting fees	2,501
Professional fees	166
Trustees’ fees	169
Printing and mailing costs	131
Registration and filing fees	163
Transfer agency fees	31
Interest expense	462
Other	116

Total expenses	22,575

Less advisory fees waived	(13,884)

Net expenses	8,691

Net investment income (loss)	117,891

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(760,520)
Options purchased	(194)
Options written	6,659
Futures contracts	(11,619)
Foreign currency transactions	(10,141)
Forward foreign currency exchange contracts	635,238
Securities sold short	11,847
Swaps	(6,031)

Net realized gain (loss)	(134,761)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(515,060)
Options purchased	58
Options written	(676)
Futures contracts	186
Foreign currency translations	1,749
Forward foreign currency exchange contracts	(156,647)
Securities sold short	2,230
Swaps	(4,242)

Change in net unrealized appreciation (depreciation)	(672,402)

Net realized/unrealized gains (losses)	(807,163)

Change in net assets resulting from operations	$(689,272)

SEE NOTES TO FINANCIAL STATEMENTS.

258	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Tax Aware Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$103,349

Total investment income	103,349

EXPENSES:
Investment advisory fees	14,017
Administration fees	355
Custodian and accounting fees	708
Professional fees	150
Trustees’ fees	148
Printing and mailing costs	101
Registration and filing fees	62
Transfer agency fees	31
Interest expense	8
Other	28

Total expenses	15,608

Less advisory fees waived	(7,975)

Net expenses	7,633

Net investment income (loss)	95,716

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(121,310)
Futures contracts	946

Net realized gain (loss)	(120,364)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(446,805)
Futures contracts	117

Change in net unrealized appreciation (depreciation)	(446,688)

Net realized/unrealized gains (losses)	(567,052)

Change in net assets resulting from operations	$(471,336)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	259

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022 (continued)

(Amounts in thousands)

Six Circles Credit Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$214,317
Foreign taxes withheld	(444)
Other Income	19

Total investment income	213,892

EXPENSES:
Investment advisory fees	23,795
Administration fees	237
Custodian and accounting fees	650
Professional fees	208
Trustees’ fees	88
Printing and mailing costs	167
Registration and filing fees	174
Transfer agency fees	28
Interest expense	49
Other	46

Total expenses	25,442

Less advisory fees waived	(16,265)

Net expenses	9,177

Net investment income (loss)	204,715

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(166,915)
Futures contracts	(11,208)
Foreign currency transactions	(396)
Forward foreign currency exchange contracts	2,057
Swaps	1,439

Net realized gain (loss)	(175,023)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(220,085)
Futures contracts	63
Foreign currency translations	30
Forward foreign currency exchange contracts	142
Swaps	4,182
Unfunded commitments	(36)

Change in net unrealized appreciation (depreciation)	(215,704)

Net realized/unrealized gains (losses)	(390,727)

Change in net assets resulting from operations	$(186,012)

SEE NOTES TO FINANCIAL STATEMENTS.

260	SIX CIRCLES TRUST	DECEMBER 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Ultra Short Duration Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,550	$3,939
Net realized gain (loss)	527	1,065
Change in net unrealized appreciation (depreciation)	(9,738)	(4,307)

Change in net assets resulting from operations	(661)	697

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(13,350)	(5,475)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(38,990)	108,673

NET ASSETS:
Change in net assets	(53,001)	103,895
Beginning of year	620,423	516,528

End of year	$567,422	$620,423

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$70,561	$165,274
Distributions reinvested	13,348	5,475
Cost of shares redeemed	(122,899)	(62,076)

Total change in net assets resulting from capital transactions	$(38,990)	$108,673

SHARE TRANSACTIONS:
Issued	7,166	16,494
Reinvested	1,367	548
Redeemed	(12,514)	(6,197)

Change in Shares	(3,981)	10,845

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	261

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles Tax Aware Ultra Short Duration Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,466	$3,812
Net realized gain (loss)	(1,006)	514
Change in net unrealized appreciation (depreciation)	(7,942)	(3,916)

Change in net assets resulting from operations	(2,482)	410

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(9,164)	(3,511)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(67,131)	77,342

NET ASSETS:
Change in net assets	(78,777)	74,241
Beginning of year	643,067	568,826

End of year	$564,290	$643,067

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$71,441	$153,592
Distributions reinvested	9,157	3,508
Cost of shares redeemed	(147,729)	(79,758)

Total change in net assets resulting from capital transactions	$(67,131)	$77,342

SHARE TRANSACTIONS:
Issued	7,231	15,352
Reinvested	934	351
Redeemed	(14,993)	(7,972)

Change in Shares	(6,828)	7,731

SEE NOTES TO FINANCIAL STATEMENTS.

262	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Six Circles U.S. Unconstrained Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$201,435	$218,175
Net realized gain (loss)	(702,559)	2,354,603
Change in net unrealized appreciation (depreciation)	(3,550,492)	1,874,997

Change in net assets resulting from operations	(4,051,616)	4,447,775

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(386,090)	(2,760,755)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	790,459	3,586,515

NET ASSETS:
Change in net assets	(3,647,247)	5,273,535
Beginning of year	18,337,953	13,064,418

End of year	$14,690,706	$18,337,953

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,894,429	$4,813,126
Distributions reinvested	385,573	2,754,133
Cost of shares redeemed	(3,489,543)	(3,980,744)

Total change in net assets resulting from capital transactions	$790,459	$3,586,515

SHARE TRANSACTIONS:
Issued	298,755	322,875
Reinvested	33,012	187,484
Redeemed	(278,426)	(260,212)

Change in Shares	53,341	250,147

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	263

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles International Unconstrained Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$353,118	$292,581
Net realized gain (loss)	(1,287,545)	546,679
Change in net unrealized appreciation (depreciation)	(1,221,477)	503,192

Change in net assets resulting from operations	(2,155,904)	1,342,452

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(353,505)	(338,020)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(338,528)	4,602,493

NET ASSETS:
Change in net assets	(2,847,937)	5,606,925
Beginning of year	14,228,563	8,621,638

End of year	$11,380,626	$14,228,563

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$4,195,948	$5,240,263
Distributions reinvested	353,267	337,426
Cost of shares redeemed	(4,887,743)	(975,196)

Total change in net assets resulting from capital transactions	$(338,528)	$4,602,493

SHARE TRANSACTIONS:
Issued	441,008	477,185
Reinvested	37,782	31,594
Redeemed	(536,770)	(90,332)

Change in Shares	(57,980)	418,447

SEE NOTES TO FINANCIAL STATEMENTS.

264	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Six Circles Global Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,891	$62,612
Net realized gain (loss)	(134,761)	159,916
Change in net unrealized appreciation (depreciation)	(672,402)	(277,139)

Change in net assets resulting from operations	(689,272)	(54,611)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(806,124)	(192,154)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,601,228	1,431,120

NET ASSETS:
Change in net assets	105,832	1,184,355
Beginning of year	7,804,063	6,619,708

End of year	$7,909,895	$7,804,063

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,881,333	$2,078,640
Distributions reinvested	806,107	192,146
Cost of shares redeemed	(2,086,212)	(839,666)

Total change in net assets resulting from capital transactions	$1,601,228	$1,431,120

SHARE TRANSACTIONS:
Issued	317,366	206,187
Reinvested	97,980	19,328
Redeemed	(229,254)	(83,440)

Change in Shares	186,092	142,075

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	265

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles Tax Aware Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$95,716	$60,007
Net realized gain (loss)	(120,364)	(1,305)
Change in net unrealized appreciation (depreciation)	(446,688)	4,761

Change in net assets resulting from operations	(471,336)	63,463

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(94,996)	(60,695)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,591	1,359,901

NET ASSETS:
Change in net assets	(531,741)	1,362,669
Beginning of year	6,392,319	5,029,650

End of year	$5,860,578	$6,392,319

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$4,678,962	$1,947,770
Distributions reinvested	94,959	60,684
Cost of shares redeemed	(4,739,330)	(648,553)

Total change in net assets resulting from capital transactions	$34,591	$1,359,901

SHARE TRANSACTIONS:
Issued	490,645	186,152
Reinvested	9,891	5,810
Redeemed	(496,232)	(62,019)

Change in Shares	4,304	129,943

SEE NOTES TO FINANCIAL STATEMENTS.

266	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Six Circles Credit Opportunities Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$204,715	$101,659
Net realized gain (loss)	(175,023)	6,497
Change in net unrealized appreciation (depreciation)	(215,704)	(9,896)

Change in net assets resulting from operations	(186,012)	98,260

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(204,554)	(111,102)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,272,971	2,515,746

NET ASSETS:
Change in net assets	882,405	2,502,904
Beginning of year	3,579,429	1,076,525

End of year	$4,461,834	$3,579,429

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,514,852	$2,880,017
Distributions reinvested	204,464	111,014
Cost of shares redeemed	(2,446,345)	(475,285)

Total change in net assets resulting from capital transactions	$1,272,971	$2,515,746

SHARE TRANSACTIONS:
Issued	397,218	279,028
Reinvested	23,086	10,794
Redeemed	(255,391)	(46,088)

Change in Shares	164,913	243,734

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	267

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Ultra Short Duration Fund
Year Ended December 31, 2022	$9.95	$0.14	$(0.13)	$0.01	$(0.23)	$—	$(0.23)
Year Ended December 31, 2021	10.03	0.07	(0.06)	0.01	(0.09)	—	(0.09)
Year Ended December 31, 2020	9.99	0.15	0.05	0.20	(0.16)	—	(0.16)
Year Ended December 31, 2019	9.98	0.26	0.02	0.28	(0.27)	—	(0.27)
Period Ended December 31, 2018*	10.00	0.11	(0.04)	0.07	(0.09)	—	(0.09)

*	Six Circles Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

268	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.73	0.06%	$567,422	0.19%		0.19%	1.43%	0.32%	33.24%
9.95	0.15	620,423	0.18	(e)	0.18	0.69	0.31	66.58
10.03	2.05	516,528	0.17	(e)	0.17	1.47	0.31	121.23
9.99	2.84	1,200,167	0.25		0.20	2.56	0.41	61.40
9.98	0.74	1,082,850	0.23	(e)	0.23	2.46	0.63	24.56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	269

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Tax Aware Ultra Short Duration Fund
Year Ended December 31, 2022	$9.97	$0.10	$(0.14)	$(0.04)	$(0.15)	$—	$(0.15)
Year Ended December 31, 2021	10.02	0.06	(0.05)	0.01	(0.06)	—	(0.06)
Year Ended December 31, 2020	9.98	0.12	0.06	0.18	(0.14)	—	(0.14)
Year Ended December 31, 2019	9.98	0.19	0.01	0.20	(0.20)	—	(0.20)
Period Ended December 31, 2018*	10.00	0.08	(0.03)	0.05	(0.07)	—	(0.07)

*	Six Circles Tax Aware Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

270	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.78	(0.36)%	$564,290	0.15%		0.15%	1.06%	0.31%	58.13%
9.97	0.08	643,067	0.15	(e)	0.15	0.63	0.30	49.05
10.02	1.81	568,826	0.14	(e)	0.14	1.22	0.30	89.21
9.98	1.98	1,355,740	0.21		0.17	1.85	0.37	49.82
9.98	0.48	1,098,004	0.22	(e)	0.22	1.90	0.64	33.02

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	271

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles U.S. Unconstrained Equity Fund
Year Ended December 31, 2022	$15.01	$0.16	$(3.34)	$(3.18)	$(0.16)	$(0.15)	$(0.31)
Year Ended December 31, 2021	13.44	0.20	3.84	4.04	(0.19)	(2.28)	(2.47)
Year Ended December 31, 2020	11.12	0.20	2.87	3.07	(0.21)	(0.54)	(0.75)
Year Ended December 31, 2019	9.05	0.21	2.05	2.26	(0.19)	— (f)	(0.19)
Period Ended December 31, 2018*	10.00	0.10	(1.01)	(0.91)	(0.04)	— (f)	(0.04)

*	Six Circles U.S. Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

272	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.52	(21.22)%	$14,690,706	0.06%	1.26%	0.27%	48.77%
15.01	30.48	18,337,953	0.05	1.26	0.26	70.88
13.44	27.64	13,064,418	0.06	1.71	0.27	71.32
11.12	24.94	11,237,068	0.08	2.05	0.29	58.71
9.05	(9.13)	4,979,458	0.14	2.27	0.42	15.24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	273

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles International Unconstrained Equity Fund
Year Ended December 31, 2022	$11.10	$0.28		$(1.79)	$(1.51)	$(0.29)	$—	$(0.29)
Year Ended December 31, 2021	9.98	0.28	(f)	1.11	1.39	(0.27)	—	(0.27)
Year Ended December 31, 2020	9.59	0.22		0.37	0.59	(0.16)	(0.04)	(0.20)
Year Ended December 31, 2019	8.30	0.31		1.26	1.57	(0.28)	—	(0.28)
Period Ended December 31, 2018*	10.00	0.07		(1.75)	(1.68)	(0.02)	—	(0.02)

*	Six Circles International Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.152% of average net assets for the year ended December 31, 2021.
(g)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(h)	Includes interest expense, which was 0.009% for the year ended December 31, 2020.
(i)	Includes interest expense, which was 0.006% for the period ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

274	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.30	(13.60)%	$11,380,626	0.08%		2.95%		0.28%	69.15%
11.10	14.04	14,228,563	0.10	(g)	2.61	(f)	0.30	61.71
9.98	6.17	8,621,638	0.10	(h)	2.52		0.30	104.24
9.59	18.90	5,355,585	0.13		3.35		0.33	135.39
8.30	(16.83)	2,504,508	0.21	(i)	1.84		0.55	76.24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	275

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Global Bond Fund
Year Ended December 31, 2022	$9.87	$0.15	$(1.02)	$(0.87)	$(0.90)	$—		$(0.90)
Year Ended December 31, 2021	10.20	0.09	(0.17)	(0.08)	(0.25)	—	(g)	(0.25)
Period Ended December 31, 2020*	10.00	0.05	0.22	0.27	(0.07)	—		(0.07)

*	Six Circles Global Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

276	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$8.10	(8.84)%	$7,909,895	0.12	%(f)	1.60%	0.31%	227.27%
9.87	(0.74)	7,804,063	0.11		0.86	0.30	308.56
10.20	2.67	6,619,708	0.16		0.74	0.36	198.77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	277

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Tax Aware Bond Fund
Year Ended December 31, 2022	$10.46	$0.17	$(0.94)	$(0.77)	$(0.17)	$—		$(0.17)
Year Ended December 31, 2021	10.45	0.11	0.01	0.12	(0.11)	—	(f)	(0.11)
Period Ended December 31, 2020*	10.00	0.05	0.45	0.50	(0.05)	—		(0.05)

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

278	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.52	(7.41)%	$5,860,578	0.14%	1.71%	0.28%	49.51%
10.46	1.15	6,392,319	0.13	1.04	0.28	13.54
10.45	5.03	5,029,650	0.18	0.85	0.35	35.13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	279

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions		Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Credit Opportunities Fund
Year Ended December 31, 2022	$10.28	$0.58	$(1.61)		$(1.03)	$(0.56)	$—	$(0.56)
Year Ended December 31, 2021	10.29	0.34	0.01	(f)	0.35	(0.35)	(0.01)	(0.36)
Period Ended December 31, 2020*	10.00	0.13	0.28		0.41	(0.12)	—	(0.12)

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

280	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$8.69	(10.02)%	$4,461,834	0.29%	6.45%	0.80%	123.84%
10.28	3.42	3,579,429	0.25	3.26	0.81	51.33
10.29	4.11	1,076,525	0.44	3.40	1.11	11.35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	281

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are seven separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. Each Fund currently offers one class of shares.

Fund	Commencement of Operations	Diversification Status
Six Circles Ultra Short Duration Fund	July 9, 2018	Diversified
Six Circles Tax Aware Ultra Short Duration Fund	July 9, 2018	Diversified
Six Circles U.S. Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles International Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles Global Bond Fund	May 19, 2020	Non-Diversified
Six Circles Tax Aware Bond Fund	May 19, 2020	Non-Diversified
Six Circles Credit Opportunities Fund	August 19, 2020	Non-Diversified

The investment objective of each of the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund is to generate current income consistent with capital preservation.

The investment objective of each of the Six Circles U.S. Unconstrained Equity Fund and the Six Circles International Unconstrained Equity Fund is to provide capital appreciation.

The investment objective of the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund is to provide total return.

The investment objective of the Six Circles Tax Aware Bond Fund is to provide after-tax total return.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged certain Sub-Advisers to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has designated the Adviser as the Valuation Designee, and the Adviser uses the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

282	SIX CIRCLES TRUST	DECEMBER 31, 2022

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Exchange-traded futures contracts and options are generally valued on the basis of available market quotations. Swaps, forward foreign currency exchange contracts and over the counter options are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 —Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 —Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 —Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$98,006	$—	$98,006
Certificates of Deposit
Financial	—	12,288	—	12,288
Collateralized Mortgage Obligations	—	19,760	500	20,260
Commercial Mortgage-Backed Securities	—	35,069	—	35,069
Corporate Bonds
Basic Materials	—	1,506	—	1,506
Communications	—	23,222	—	23,222
Consumer Cyclical	—	36,775	—	36,775
Consumer Non-cyclical	—	32,079	—	32,079
Energy	—	8,198	—	8,198
Financial	—	128,668	—	128,668

DECEMBER 31, 2022	SIX CIRCLES TRUST	283

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles Ultra Short Duration Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Industrial	$—	$22,980	$—	$22,980
Technology	—	26,753	—	26,753
Utilities	—	17,496	—	17,496

Total Corporate Bonds	—	297,677	—	297,677

Foreign Government Securities	—	3,495	—	3,495
Municipal Bonds	—	2,836	—	2,836
U.S. Government Agency Securities	—	9,509	—	9,509
U.S. Treasury Obligation	—	6,073	—	6,073
Short-Term Investments
Certificates of Deposit	—	21,281	—	21,281
Commercial Papers	—	17,676	—	17,676
Foreign Government Securities	—	29,224	—	29,224
Municipal Bond	—	380	—	380
Repurchase Agreement	—	3,000	—	3,000
Time Deposits	—	8,093	—	8,093
U.S. Treasury Obligations	—	1,084	—	1,084

Total Short-Term Investments	—	80,738	—	80,738

Total Investments in Securities	$—	$565,451	$500	$565,951

Appreciation in Other Financial Instruments
Futures contracts	$93	$—	$—	$93
Forward Foreign Currency Exchange contracts	—	46	—	46
Centrally Cleared Interest Rate Swap contracts	—	78	—	78
Centrally Cleared Credit Default Swaps contracts	—	177	—	177

Total Appreciation in Other Financial Instruments	$93	$301	$—	$394

Depreciation in Other Financial Instruments
Futures contracts	$(36)	$—	$—	$(36)
Forward Foreign Currency Exchange contracts	—	(1,564)	—	(1,564)
Centrally Cleared Interest Rate Swap contract	—	(84)	—	(84)

Total Depreciation in Other Financial Instruments	$(36)	$(1,648)	$—	$(1,684)

Six Circles Tax Aware Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$25,357	$—	$25,357
Collateralized Mortgage Obligations	—	17,945	400	18,345
Commercial Mortgage-Backed Securities	—	8,350	—	8,350
Corporate Bonds
Communications	—	6,971	—	6,971
Consumer Cyclical	—	7,672	—	7,672
Consumer Non-cyclical	—	5,045	—	5,045
Energy	—	3,987	—	3,987
Financial	—	38,431	—	38,431
Industrial	—	6,149	—	6,149
Technology	—	4,093	—	4,093
Utilities	—	10,365	—	10,365

Total Corporate Bonds	—	82,713	—	82,713

284	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Tax Aware Ultra Short Duration Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$3,455	$—	$3,455
Municipal Bonds	—	383,861	—	383,861
U.S. Government Agency Securities	—	4,389	—	4,389
U.S. Treasury Obligation	—	6,955	—	6,955
Short-Term Investments
Commercial Papers	—	11,370	—	11,370
Foreign Government Securities	—	3,751	—	3,751
Municipal Bonds	—	8,042	—	8,042
Repurchase Agreement	—	3,000	—	3,000
Time Deposits	—	461	—	461
U.S. Treasury Obligations	—	319	—	319

Total Short-Term Investments	—	26,943	—	26,943

Total Investments in Securities	$—	$559,968	$400	$560,368

Appreciation in Other Financial Instruments
Futures contracts	$93	$—	$—	$93
Forward Foreign Currency Exchange contracts	—	27	—	27
Centrally Cleared Interest Rate Swap contracts	—	52	—	52
Centrally Cleared Credit Default Swaps contracts	—	180	—	180

Total Appreciation in Other Financial Instruments	$93	$259	$—	$352

Depreciation in Other Financial Instruments
Futures contracts	$(37)	$—	$—	$(37)
Forward Foreign Currency Exchange contracts	—	(477)	—	(477)
Centrally Cleared Interest Rate Swap contracts	—	(77)	—	(77)

Total Depreciation in Other Financial Instruments	$(37)	$(554)	$—	$(591)

Six Circles U.S. Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$70,077	$—	$—	$70,077
Communications	1,487,565	—	—	1,487,565
Consumer Cyclical	330,552	—	—	330,552
Consumer Non-cyclical	4,239,818	—	—	4,239,818
Energy	187,462	—	—	187,462
Financial	2,390,425	—	—	2,390,425
Industrial	1,968,283	—	—	1,968,283
Technology	3,809,425	—	—	3,809,425
Utilities	96,864	—	—	96,864

Total Common Stocks	14,580,471	—	—	14,580,471

Short-Term Investments
Time Deposits	—	95,500	—	95,500

Total Investments in Securities	$14,580,471	$95,500	$—	$14,675,971

Depreciation in Other Financial Instruments
Futures contracts	$(2,368)	$—	$—	$(2,368)

DECEMBER 31, 2022	SIX CIRCLES TRUST	285

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$33,063	$—	$33,063
Belgium	—	78,183	—	78,183
Chile	—	4,273	—	4,273
Denmark	—	432,151	—	432,151
Finland	—	123,696	—	123,696
France	—	1,604,104	—	1,604,104
Germany	—	1,339,181	—	1,339,181
Ireland	3,500	67,306	—	70,806
Italy	—	368,156	—	368,156
Japan	289	275,578	—	275,867
Jordan	—	6,015	—	6,015
Luxembourg	—	4,448	—	4,448
Netherlands	88,585	685,510	—	774,095
Norway	—	101,210	—	101,210
Portugal	—	20,322	—	20,322
South Korea	—	248,093	—	248,093
Spain	—	274,842	—	274,842
Sweden	—	274,375	—	274,375
Switzerland	—	2,363,953	—	2,363,953
United Arab Emirates	—	—	—	–
United Kingdom	1,454	2,674,057	—	2,675,511

Total Common Stocks	93,828	10,978,516	—	11,072,344

Preferred Stocks
Germany	—	138,517	—	138,517
South Korea	—	31,917	—	31,917

Total Preferred Stocks	—	170,434	—	170,434

Short-Term Investments
Time Deposits	—	63,602	—	63,602

Total Investments in Securities	$93,828	$11,212,552	$—	$11,306,380

Depreciation in Other Financial Instruments
Futures contracts	$(999)	$—	$—	$(999)

Six Circles Global Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$70,701	$—	$70,701
Collateralized Mortgage Obligations	—	165,935	—	165,935
Commercial Mortgage-Backed Securities	—	43,330	—	43,330
Corporate Bonds
Basic Materials	—	115,355	—	115,355
Communications	—	165,637	—	165,637
Consumer Cyclical	—	178,883	—	178,883
Consumer Non-cyclical	—	466,453	—	466,453
Energy	—	156,254	—	156,254
Financial	—	1,246,222	—	1,246,222
Government	—	603,746	—	603,746
Industrial	—	199,476	—	199,476

286	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Global Bond Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Technology	$—	$64,692	$—	$64,692
Utilities	—	262,868	—	262,868

Total Corporate Bonds	—	3,459,586	—	3,459,586

Foreign Government Securities	—	2,184,992	—	2,184,992
Mortgage-Backed Securities	—	1,356,374	4,695	1,361,069
Municipal Bonds	—	7,126	—	7,126
U.S. Government Agency Securities	—	12,710	—	12,710
U.S. Treasury Obligations	—	1,034,392	—	1,034,392
Option Purchased
Put Option	—	35	—	35
Short-Term Investments
Time Deposits	—	96,066	—	96,066
U.S. Treasury Obligations	—	3,593	—	3,593

Total Short-Term Investments	—	99,659	—	99,659

Total Investments in Securities	$—	$8,434,840	$4,695	$8,439,535

Liabilities
Debt Securities
Mortgage-Backed Securities	$—	$252,385	$—	$252,385
Reverse Repurchase Agreements	—	63,386	—	63,386

Total Liabilities	$—	$315,771	$—	$315,771

Appreciation in Other Financial Instruments
Futures contracts	$1,547	$—	$—	$1,547
Forward Foreign Currency Exchange contracts	—	16,653	—	16,653
Centrally Cleared Interest Rate Swap contracts	—	9,164	—	9,164

Total Appreciation in Other Financial Instruments	$1,547	$25,817	$—	$27,364

Depreciation in Other Financial Instruments
Futures contracts	$(2,315)	$—	$—	$(2,315)
Forward Foreign Currency Exchange contracts	—	(156,660)	—	(156,660)
OTC Interest Rate Swap contract	—	(114)	—	(114)
Centrally Cleared Interest Rate Swap contracts	—	(12,959)	—	(12,959)
Written Option contracts
Written Call Option contracts	—	(114)	—	(114)
Written Put Option contracts	—	(964)	—	(964)

Total Written Option contracts	—	(1,078)	—	(1,078)

Total Depreciation in Other Financial Instruments	$(2,315)	$(170,811)	$—	$(173,126)

DECEMBER 31, 2022	SIX CIRCLES TRUST	287

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles Tax Aware Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bond
Consumer Non-cyclical	$—	$481	$—	$481
Municipal Bonds	—	5,579,731	—	5,579,731
Short-Term Investments
Municipal Bonds	—	14,341	—	14,341
Time Deposits	—	213,687	—	213,687

Total Short-Term Investments	—	228,028	—	228,028

Total Investments in Securities	$—	$5,808,240	$—	$5,808,240

Appreciation in Other Financial Instruments
Futures contracts	$261	$—	$—	$261

Depreciation in Other Financial Instruments
Futures contract	$(115)	$—	$—	$(115)

Six Circles Credit Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$118,409	$—		$118,409
Collateralized Mortgage Obligations	—	3,248	—		3,248
Commercial Mortgage-Backed Securities	—	18,564	—		18,564
Convertible Bonds
Communications	—	9,554	—		9,554
Consumer Cyclical	—	1,137	—		1,137
Consumer Non-cyclical	—	684	—		684
Energy	—	7,858	—		7,858
Financial	—	2,654	—		2,654
Industrial	—	106	—		106
Technology	—	3,724	—		3,724

Total Convertible Bonds	—	25,717	—		25,717

Corporate Bonds
Basic Materials	—	193,436	—		193,436
Communications	—	516,449	—	(a)	516,449
Consumer Cyclical	—	691,310	—		691,310
Consumer Non-cyclical	—	483,043	—		483,043
Diversified	—	2,744	—		2,744
Energy	—	513,390	—		513,390
Financial	—	542,165	—		542,165
Government	—	15,077	—		15,077
Industrial	—	404,614	—		404,614
Technology	—	204,697	—		204,697
Utilities	—	147,686	—		147,686

Total Corporate Bonds	—	3,714,611	—	(a)	3,714,611

Foreign Government Securities	—	43,938	—		43,938
Municipal Bond	—	198	—		198
U.S. Treasury Obligations	—	46,547	—		46,547
Common Stock
Communications	—	—	1,982		1,982

288	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Credit Opportunities Fund—(Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Preferred Stock
Consumer Cyclical	$—	$—	$6,467		$6,467
Loan Assignments
Basic Materials	—	9,114	—		9,114
Communications	—	55,667	—		55,667
Consumer Cyclical	—	28,150	—		28,150
Consumer Non-cyclical	—	23,537	—		23,537
Energy	—	7,905	—		7,905
Financial	—	17,382	—		17,382
Industrial	—	31,989	—		31,989
Technology	—	77,799	—		77,799
Utilities	—	473	—		473

Total Loan Assignments	—	252,016	—		252,016

Rights
Communications	—	—	—	(a)	— (a)
Short-Term Investments
Commercial Papers	—	1,764	—		1,764
Time Deposits	—	137,786	—		137,786
U.S. Government Agency Securities	—	1,486	—		1,486
U.S. Treasury Obligations	—	21,700	—		21,700

Total Short-Term Investments	—	162,736	—		162,736

Total Investments in Securities	$—	$4,385,984	$8,449		$4,394,433

Appreciation in Other Financial Instruments
Futures contracts	$493	$—	$—		$493
Forward Foreign Currency contract	—	38	—		38
Centrally Cleared Interest Rate Swap contracts	—	1,052	—		1,052
OTC Credit Default Swaps contracts	—	56	—		56
Centrally Cleared Credit Default Swaps contracts	—	3,666	—		3,666

Total Appreciation in Other Financial Instruments	$493	$4,812	$—		$5,305

Depreciation in Other Financial Instruments
Futures contracts	$(482)	$—	$—		$(482)
Forward Foreign Currency Exchange contracts	—	(203)	—		(203)
Centrally Cleared Interest Rate Swap contracts	—	(244)	—		(244)
OTC Credit Default Swaps contracts	—	(84)	—		(84)
Centrally Cleared Credit Default Swaps contracts	—	(224)	—		(224)

Total Depreciation in Other Financial Instruments	$(482)	$(755)	$—		$(1,237)

(a)	Amount rounds to less than $500.

There were no significant transfers into or out of level 3 for the year ended December 31, 2022 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may purchase when-issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchase delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines

DECEMBER 31, 2022	SIX CIRCLES TRUST	289

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

D. Loan Assignments — The Six Circles Credit Opportunities Fund invests in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent administers the terms of the loan, as specified in the loan agreement. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Adviser or Sub-Advisers may have access to material non-public information regarding the Borrower.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 5.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities, if any. As of December 31, 2022 the Six Circles Credit Opportunities Fund had the following loan commitments outstanding in which all or a portion of the commitment was unfunded (amounts in thousands):

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par	Value	Par	Value	Par	Value

ARC Falcon I, Inc.	Delayed Draw Term Loan	9/30/2028	1.00%	1.00%	89	$78	—	$—	89	$78
athenahealth Group, Inc.	Initial Delayed Draw Term Loan	2/15/2029	3.50%	3.50%	1,046	942	—	—	1,046	942

					1,135	$1,020	—	$—	1,135	$1,020

E. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1) Options — The Six Circles Global Bond Fund purchased and sold (“wrote”) put and call options on securities to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized

290	SIX CIRCLES TRUST	DECEMBER 31, 2022

appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s option contracts are subject to master netting arrangements.

(2) Futures Contracts — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund used interest rate futures to manage interest rate risks associated with portfolio investments. The Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to interest rate and equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3) Forward Foreign Currency Exchange Contracts — The Six Circles International Unconstrained Equity Fund, Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

DECEMBER 31, 2022	SIX CIRCLES TRUST	291

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4) Swaps — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, and the Six Circles Credit Opportunities Fund engaged in various swap transactions, including interest swaps, to manage interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts outstanding at period end, if any, are listed after each Fund’s SOI.

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period.

Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds may be required to post or receive collateral in the form of cash or securities based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Collateral received by the Funds is held in escrow in segregated accounts maintained by Brown Brothers Harriman & Co.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Credit Opportunities Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund entered into interest rate swap contracts to manage fund exposure to interest rates and/or to preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

292	SIX CIRCLES TRUST	DECEMBER 31, 2022

(5) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$93	$–	$144	$237
Foreign exchange contracts	Receivables	–	46	–	46

Total		$93	$46	$144	$283

Gross Liabilities:
Credit contracts	Payables	$–	$–	$(163)	$(163)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(36)	–	(84)	(120)
Foreign exchange contracts	Payables	–	(1,564)	–	(1,564)

Total		$(36)	$(1,564)	$(247)	$(1,847)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Tax Aware Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$93	$–	$131	$224
Foreign exchange contracts	Receivables	–	27	–	27

Total		$93	$27	$131	$251

Gross Liabilities:
Credit contracts	Payables	$–	$–	$(164)	$(164)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(37)	–	(75)	(112)
Foreign exchange contracts	Payables	–	(477)	–	(477)

Total		$(37)	$(477)	$(239)	$(753)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles U.S. Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2,368)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

DECEMBER 31, 2022	SIX CIRCLES TRUST	293

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles International Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(999)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Global Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	OTC Options Written	OTC Options Purchased	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,547	$—	$20,923	$—	$—	$35	$22,505
Foreign exchange contracts	Receivables	—	16,653	—	—	—	—	16,653

Total		$1,547	$16,653	$20,923	$—	$—	$35	$39,158

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,315)	$—	$(12,482)	$(114)	$(1,078)	$—	$(15,989)
Foreign exchange contracts	Payables	—	(156,660)	—	—	—	—	(156,660)

Total		$(2,315)	$(156,660)	$(12,482)	$(114)	$(1,078)	$—	$(172,649)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Tax Aware Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$261

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(115)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

294	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Credit Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$2,429	$24	$2,453
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	493	—	4,921	—	5,414
Foreign exchange contracts	Receivables	—	38	—	—	38

Total		$493	$38	$7,350	$24	$7,905

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(39)	$(386)	$(425)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(482)	—	(424)	—	(906)
Foreign exchange contracts	Payables	—	(203)	—	—	(203)

Total		$(482)	$(203)	$(463)	$(386)	$(1,534)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2022 (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$11	$(11)	$—	$—
Morgan Stanley & Co.	12	(3)	—	9
UBS AG LONDON	23	(23)	—	—

	$46	$(37)	$—	$9

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$84	$(11)	$—	$73
Barclays Bank plc	417	—	(348)	69
Citibank, NA	965	—	—	965
Morgan Stanley & Co.	3	(3)	—	—
UBS AG LONDON	95	(23)	—	72

	$1,564	$(37)	$(348)	$1,179

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

DECEMBER 31, 2022	SIX CIRCLES TRUST	295

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles Tax Aware Ultra Short Duration Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$3	$(3)	$—	$—
Barclays Bank plc	10	(10)	—	—
Morgan Stanley & Co.	14	(3)	—	11

	$27	$(16)	$—	$11

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$81	$(3)	$—	$78
Barclays Bank plc	393	(10)	(318)	65
Morgan Stanley & Co.	3	(3)	—	—

	$477	$(16)	$(318)	$143

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

Six Circles Global Bond Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$1,000	$(1,000)	$—	$—
Bank of New York Mellon	872	(872)	—	—
Barclays Bank plc	3	(3)	—	—
Brown Brothers Harriman & Co.	46	(46)	—	—
Citibank, NA	79	(79)	—	—
Citigroup Global Markets, Inc.	35	(35)	—	—
Deutsche Bank AG	373	(373)	—	—
Goldman Sachs International	39	(39)	—	—
HSBC Bank plc	37	(37)	—	—
Morgan Stanley & Co.	6,739	(6,739)	—	—
Royal Bank of Canada	1	(1)	—	—
Standard Chartered Bank	1	(1)	—	—
Toronto-Dominion Bank (The)	476	(476)	—	—
UBS AG LONDON	6,096	(6,096)	—	—
Westpac Banking Corp.	891	(891)	—	—

	$16,688	$(16,688)	$—	$—

296	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$1,243	$(1,000)	$(243)	$—
Bank of New York Mellon	44,296	(872)	—	43,424
Barclays Bank plc	3,456	(3)	(125)	3,328
BNP Paribas	346	—	(303)	43
Brown Brothers Harriman & Co.	20,888	(46)	—	20,842
Citibank, NA	5,054	(79)	(2,745)	2,230
Citigroup Global Markets, Inc.	613	(35)	(578)	—
Deutsche Bank AG	3,768	(373)	—	3,395
Goldman Sachs International	211	(39)	(125)	47
HSBC Bank plc	1,211	(37)	(949)	225
Morgan Stanley & Co.	51,494	(6,739)	(6,978)	37,777
Royal Bank of Canada	131	(1)	—	130
Standard Chartered Bank	1	(1)	—	—
Toronto-Dominion Bank (The)	3,568	(476)	—	3,092
UBS AG LONDON	15,659	(6,096)	(20)	9,543
Westpac Banking Corp.	5,913	(891)	—	5,022

	$157,852	$(16,688)	$(12,066)	$129,098

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

Six Circles Credit Opportunities Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$9		$(9)		$—	$—
Barclays Bank plc	—	(b)	(—	)(b)	—	—
Citibank, NA	47		—		—	47
Goldman Sachs International	—	(b)	(—	)(b)	—	—	(b)
UBS AG LONDON	38		—		—	38

	$94		$(9)		$—	$85

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$198		$(9)		$(189)	$—
Barclays Bank plc	6		(—	)(b)	(6)	—
Goldman Sachs International	—	(b)	(—	)(b)	—	—
HSBC Bank plc	76		—		(72)	4
Morgan Stanley & Co.	7		—		(7)	—

	$287		$(9)		$(274)	$4

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

DECEMBER 31, 2022	SIX CIRCLES TRUST	297

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2022, by primary underlying risk exposure (amounts in thousands):

Six Circles Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$–	$–	$(140)	$(140)
Interest rate contracts	1,238	–	(1,090)	148
Foreign exchange contracts	–	8,475	–	8,475

Total	$1,238	$8,475	$(1,230)	$8,483

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$–	$–	$181	$181
Interest rate contracts	555	–	3	558
Foreign exchange contracts	–	(3,247)	–	(3,247)

Total	$555	$(3,247)	$184	$(2,508)

Six Circles Tax Aware Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$–	$–	$(141)	$(141)
Interest rate contracts	266	–	(1,206)	(940)
Foreign exchange contracts	–	1,710	–	1,710

Total	$266	$1,710	$(1,347)	$629

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$–	$–	$182	$182
Interest rate contracts	660	–	(15)	645
Foreign exchange contracts	–	(201)	–	(201)

Total	$660	$(201)	$167	$626

Six Circles U.S. Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(29,416)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(4,141)

298	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(8,427)	$—	$(8,427)
Foreign exchange contracts	—	6,492	6,492

Total	$(8,427)	$6,492	$(1,935)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(3,039)

Six Circles Global Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Options written	Options purchased	Total
Interest rate contracts	$(11,619)	$—	$(6,031)	$6,659	$(194)	$(11,185)
Foreign exchange contracts	—	635,238	—	—	—	635,238

Total	$(11,619)	$635,238	$(6,031)	$6,659	$(194)	$624,053

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Options written	Options purchased	Total
Interest rate contracts	$186	$—	$(4,242)	$(676)	$58	$(4,674)
Foreign exchange contracts	—	(156,647)	—	—	—	(156,647)

Total	$186	$(156,647)	$(4,242)	$(676)	$58	$(161,321)

Six Circles Tax Aware Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$946

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$117

DECEMBER 31, 2022	SIX CIRCLES TRUST	299

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles Credit Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(154)	$(154)
Equity contracts	122	—	—	122
Interest rate contracts	(11,330)	—	1,593	(9,737)
Foreign exchange contracts	—	2,057	—	2,057

Total	$(11,208)	$2,057	$1,439	$(7,712)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$3,374	$3,374
Interest rate contracts	63	—	808	871
Foreign exchange contracts	—	142	—	142

Total	$63	$142	$4,182	$4,387

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended December 31, 2022 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Ultra Short Duration Fund		Six Circles Tax Aware Ultra Short Duration Fund		Six Circles U.S. Unconstrained Equity Fund		Six Circles International Unconstrained Equity Fund		Six Circles Global Bond Fund	Six Circles Tax Aware Bond Fund		Six Circles Credit Opportunities Fund
Futures Contracts:
Average Notional Amount Long	$105,705	(a)	$112,580	(a)	$110,159		$100,393		$163,496	$18,149	(b)	$229,368
Average Notional Amount Short	48,186		37,972		14,373	(c)	—		101,828	25,355		43,957
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	7,148		4,736		—		278,636	(c)	1,925,514	—		3,272	(b)
Average Principal Amount Sold	65,595		28,823		—		264,348	(c)	6,769,243	—		31,750
Credit Default Swaps:
Average Notional Amount — Buy Protection	13,915		14,085		—		—		—	—		20,984	(d)
Average Notional Amount — Sell Protection	—		—		—		—		—	—		105,796
Interest Rate Swaps:
Average Notional Amount	49,900		54,969		—		—		932,260	—		145,100	(b)
Over the Counter Options:
Average Number of Contracts Written	—		—		—		—		174,269	—		—
Average Number of Contracts Purchased	—		—		—		—		11,308	—		—

(a)	Positions were open for 8 months during the year.
(b)	Positions were open for 11 months during the year.
(c)	Positions were open for 1 month during the year.
(d)	Positions were open for 10 month during the year.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets

300	SIX CIRCLES TRUST	DECEMBER 31, 2022

and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Short Sales — The Funds may engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations. The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

H. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date or corporate action date at fair value. Six Circles Credit Opportunities Fund may receive income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statements of Operations.

Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

I. Repurchase Agreements — The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, shall equal at least 100% of the principal amount of the repurchase transaction. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian.

Repurchase Agreements outstanding at period end, if any, are listed after each Fund’s SOI.

The Funds’ repurchase agreements are not subject to master netting arrangements.

J. Reverse Repurchase Agreements — In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to coun-

DECEMBER 31, 2022	SIX CIRCLES TRUST	301

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

terparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements outstanding at period end, if any, are listed after each Fund’s SOI.

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2022 of $5,457,212 at a weighted average interest rate of 3.816%.

K. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2022 the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

L. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Ultra Short Duration Fund	Monthly	Annual
Six Circles Tax Aware Ultra Short Duration Fund	Monthly	Annual
Six Circles U.S. Unconstrained Equity Fund	Annual	Annual
Six Circles International Unconstrained Equity Fund	Annual	Annual
Six Circles Global Bond Fund	Monthly	Annual
Six Circles Tax Aware Bond Fund	Monthly	Annual
Six Circles Credit Opportunities Fund	Monthly	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short- term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

N. Sale-buyback Transactions — A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected in the payable for investments purchased on the Statements of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions. Sale-buyback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of sale-buyback transactions as of period end, if any, is disclosed in the Fund’s Schedule of Investments.

302	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2022 of $15,684 at a weighted average interest rate of 0.024%.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund except Six Circles Credit Opportunities Fund. The fee for the Six Circles Credit Opportunities Fund is 0.75% of the average daily net assets.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”), BlueBay Asset Management (“BlueBay”), Insight North America LLC (“Insight”), Capital International, Inc. (“Capital Group”), Goldman Sachs Asset Management, L.P. (“Goldman”), Muzinich & Co. (“Muzinich”), Nuveen Asset Management, LLC (“Nuveen”) , Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Allspring Global Investments, LLC (“Allspring”), and Lord Abbett & Co. LLC (“Lord Abbett”) currently serve as the Sub-Advisers to the Funds. The Sub-Advisers are paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreements.

On October 5, 2018, the Adviser entered into an agreement to allow Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Funds have not allocated assets to Russell.

During the reporting period, the Advisor reduced the portion of the Credit Opportunities Fund allocated to Federated Investment Management Company (“Federated”) to zero, and, as of the expiration of the Fund’s Sub-advisory agreement with Federated on July 28, 2022, Federated no longer serves as a Sub-Adviser to the Fund.

During the reporting period, an affiliate of the Adviser made a payment to the Six Circles Global Bond Fund of $9,408 relating to a trade error.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3G and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2023, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2023, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap
Six Circles Ultra Short Duration Fund	0.40%
Six Circles Tax Aware Ultra Short Duration Fund	0.40%
Six Circles U.S. Unconstrained Equity Fund	0.45%
Six Circles International Unconstrained Equity Fund	0.50%
Six Circles Global Bond Fund	0.40%
Six Circles Tax Aware Bond Fund	0.40%
Six Circles Credit Opportunities Fund	0.95%

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements or waiver by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the

DECEMBER 31, 2022	SIX CIRCLES TRUST	303

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2023, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2022 there were no amounts reimbursed by the Adviser, nor were there amounts available for potential future recoupment by the Adviser.

G. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security. During the year ended December 31, 2022 the aggregate value of purchases and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales	Realized gain/loss
Six Circles U.S. Unconstrained Equity Fund	$120,760	$8,975	$(3,374)
Six Circles International Unconstrained Equity Fund	13,597	967	(65)

4. Investment Transactions

During the year ended December 31, 2022 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Ultra Short Duration Fund	$214,666	$138,042	$29,387	$23,712
Six Circles Tax Aware Ultra Short Duration Fund	325,025	314,117	24,288	24,583
Six Circles U.S. Unconstrained Equity Fund	8,482,443	7,799,734	—	—
Six Circles International Unconstrained Equity Fund	8,226,430	8,432,138	—	—
Six Circles Global Bond Fund	4,456,898	3,077,350	14,082,010	13,604,572
Six Circles Tax Aware Bond Fund	3,227,866	2,640,181	—	—
Six Circles Credit Opportunities Fund	4,718,256	3,427,012	236,622	259,197

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund, invest in foreign issuers and foreign securities (including depositary receipts) which are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

The Global Bond and Credit Opportunities Funds invest a substantial portion of their assets in the Asia Pacific region. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and

304	SIX CIRCLES TRUST	DECEMBER 31, 2022

economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund. The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.

As of December 31, 2022, the Six Circles International Unconstrained Equity Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

France	Germany	Switzerland	United Kingdom
14.1%	13.0%	20.8%	23.5%

As of December 31, 2022, the Six Circles Global Bond Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

China
11.0%

As of December 31, 2022 a significant portion of the Six Circles International Unconstrained Equity and Six Circles Global Bond Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may be subject to leveraging risk, which is the risk that certain transactions of the Fund, such as loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Six Circles Credit Opportunities Fund may invest a substantial portion of the Fund’s total assets in below investment grade credit instruments including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Six Circles Credit Opportunities Fund invests in loan assignments. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become

DECEMBER 31, 2022	SIX CIRCLES TRUST	305

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale. Certain loan assignments are also subject to the risks associated with high yield securities described above.

The value of the Funds’ investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks many of which are designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts and forward foreign currency exchange contracts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Tax Aware Bond Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as "benchmarks" and are the subject of recent regulatory reform.

306	SIX CIRCLES TRUST	DECEMBER 31, 2022

6. Income Taxes and Distributions to Shareholders

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$575,027	$3,600	$(14,240)	$(10,640)
Six Circles Tax Aware Ultra Short Duration Fund	568,497	1,228	(9,859)	(8,631)
Six Circles U.S. Unconstrained Equity Fund	13,596,095	2,305,679	(1,228,171)	1,077,508
Six Circles International Unconstrained Equity Fund	11,149,566	1,158,489	1,002,674	155,815
Six Circles Global Bond Fund	8,838,317	286,600	(1,071,293)	(784,693)
Six Circles Tax Aware Bond Fund	6,204,044	23,728	(419,386)	(395,658)
Six Circles Credit Opportunities Fund	4,630,360	64,403	(293,959)	(229,556)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in swap contracts, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, REITs, straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to-market investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2022 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$13,350	$—	$—	$13,350
Six Circles Tax Aware Ultra Short Duration Fund	7,161	—	2,003	9,164
Six Circles U.S. Unconstrained Equity Fund	356,647	29,443	—	386,090
Six Circles International Unconstrained Equity Fund	353,505	—	—	353,505
Six Circles Global Bond Fund	806,124	—	—	806,124
Six Circles Tax Aware Bond Fund	775	—	94,221	94,996
Six Circles Credit Opportunities Fund	204,554	—	—	204,554

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2021 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$5,475	$—	$—	$5,475
Six Circles Tax Aware Ultra Short Duration Fund	1,914	—	1,597	3,511
Six Circles U.S. Unconstrained Equity Fund	1,650,072	1,110,683	—	2,760,755
Six Circles International Unconstrained Equity Fund	338,020	—	—	338,020
Six Circles Global Bond Fund	192,154	—	—	192,154
Six Circles Tax Aware Bond Fund	42	92	60,561	60,695
Six Circles Credit Opportunities Fund	110,704	398	—	111,102

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$—	$(5,431)	$(4,884)	$(10,641)
Six Circles Tax Aware Ultra Short Duration Fund	—	(5,909)	(1,699)	(8,628)
Six Circles U.S. Unconstrained Equity Fund	4,958	(472,272)	—	1,077,507
Six Circles International Unconstrained Equity Fund	18,866	(1,156,081)	—	155,659
Six Circles Global Bond Fund	—	(312,249)	(637,746)	(782,921)
Six Circles Tax Aware Bond Fund	733	(118,212)	—	(395,658)
Six Circles Credit Opportunities Fund	1,714	(159,256)	—	(229,567)

DECEMBER 31, 2022	SIX CIRCLES TRUST	307

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark-to-market futures contracts, REITS, straddle loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments, mark-to-market investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

As of December 31, 2022, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$4,343	$1,088
Six Circles Tax Aware Ultra Short Duration Fund	2,258	3,651
Six Circles U.S. Unconstrained Equity Fund	—	472,272
Six Circles International Unconstrained Equity Fund	436,063	720,018
Six Circles Global Bond Fund	276,438	35,811
Six Circles Tax Aware Bond Fund	53,442	64,770
Six Circles Credit Opportunities Fund	107,301	51,955

During the year ended December 31, 2022 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$—	$(458)
Six Circles Tax Aware Ultra Short Duration Fund	—	(553)

Specified ordinary losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2022, the Funds deferred to January 1, 2023 the following specified ordinary losses (amounts in thousands):

Specified Ordinary Loss
Six Circles Ultra Short Duration Fund	$4,885
Six Circles Tax Aware Ultra Short Duration Fund	1,699
Six Circles Global Bond Fund	637,746

7. Ownership Concentration

As of December 31, 2022, the Funds each had one affiliated omnibus account for the benefit of its clients which owned approximately 99% of its outstanding shares.

8. New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2024. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that require disclosure.

308	SIX CIRCLES TRUST	DECEMBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund (seven of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

DECEMBER 31, 2022	SIX CIRCLES TRUST	309

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each fund on July 1, 2022 and continued to hold your shares at the end of the reporting period, December 31, 2022

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Ultra Short Duration Fund
Actual	$1,000.00	$1,011.80	$1.01	0.20%
Hypothetical	1,000.00	1,024.20	1.02	0.20%
Six Circles Tax Aware Ultra Short Duration Fund
Actual	1,000.00	1,004.80	0.81	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16%
Six Circles U.S. Unconstrained Equity Fund
Actual	1,000.00	986.20	0.30	0.06%
Hypothetical	1,000.00	1,024.90	0.31	0.06%
Six Circles International Unconstrained Equity Fund
Actual	1,000.00	1,071.60	0.42	0.08%
Hypothetical	1,000.00	1,024.80	0.41	0.08%
Six Circles Global Bond Fund
Actual	1,000.00	984.20	0.65	0.13%
Hypothetical	1,000.00	1,024.55	0.66	0.13%
Six Circles Tax Aware Bond Fund
Actual	1,000.00	1,005.10	0.71	0.14%
Hypothetical	1,000.00	1,024.50	0.71	0.14%
Six Circles Credit Opportunities Fund
Actual	1,000.00	1,034.30	1.49	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29%

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

310	SIX CIRCLES TRUST	DECEMBER 31, 2022

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022:

	Six Circles Ultra Short Duration Fund	Six Circles Tax Aware Ultra Short Duration Fund	Six Circles U.S. Unconstrained Equity Fund	Six Circles International Unconstrained Equity Fund
Record Date	Monthly	Monthly	12/14/2022	12/14/2022
Payable Date	Monthly	Monthly	12/16/2022	12/16/2022
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	55.74%	98.16%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	55.11%	—
Foreign Source Income	—	—	—	100.00%
Foreign Tax Paid Per Share	—	—	—	0.040777
Interest from Tax-Exempt Obligations	—	21.85%	—	—
Interest from Federal Obligations	2.07%	2.19%	—	—
Long-Term Capital Gain Dividend	—	—	0.023087	—

	Six Circles Global Bond Fund	Six Circles Tax Aware Bond Fund	Six Circles Credit Opportunities Fund
Record Date	Monthly	Monthly	Monthly
Payable Date	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—
Foreign Source Income	—	—	—
Foreign Tax Paid Per Share	—	—	—
Interest from Tax-Exempt Obligations	—	99.18%	—
Interest from Federal Obligations	4.46%	—	1.31%
Long-Term Capital Gain Dividend	—	—	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

DECEMBER 31, 2022	SIX CIRCLES TRUST	311

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179. The Funds’ Statement of Additional Information includes additional information about the Trustees, and is available, without charge, by calling collect at 1-212-464-2070, or on the Six Circles Funds’ website at www.sixcirclesfunds.com.

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	11

Global Director, Operation Hope (2015-2016; 2020- present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Independent Director, Lottery.com (2021-2022); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021- present).

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016 present).	11	Independent Trustee, Board Chair, Virginia529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation.
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

312	SIX CIRCLES TRUST	DECEMBER 31, 2022

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years

Kevin Klingert (1962)*; Trustee since 2022	Retired; President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11

Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022).

(1)	The Trustee serve for an indefinite term.
(2)

(2) A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes three registered investment companies (11 funds).

*

From April 12, 2021, to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for at least two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in the Russell Investment Group, Ltd. or Russell Invesments Implementation Services, LLC.

DECEMBER 31, 2022	SIX CIRCLES TRUST	313

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017)

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016)

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018)

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Vice President, JP Morgan Securities LLC (2017-2019); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017)

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)

314	SIX CIRCLES TRUST	DECEMBER 31, 2022

Feb 2019

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as a stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2022. All rights reserved. December 31, 2022.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2022

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For additional information about the risks of investing in the Funds’ see section 5 starting on page 47.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

DECEMBER 31, 2022 (Unaudited)

Dear Shareholder,

We hope this letter finds you well.

In 2022, a steady stream of market, economic and geopolitical events helped shape often volatile financial markets.

The Six Circles Funds are designed to help our discretionary portfolios navigate through changing markets, by giving us the flexibility to target key themes and our highest conviction ideas. On the following pages, we provide detailed discussions on the strategies we implemented in each of the Six Circles Funds during the 12-month period covered by this report.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you and yours a healthy, happy and prosperous 2023.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2022	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2022 (Unaudited)

2022 was a challenging year for markets globally with rising recession risks. The MSCI USA Index fell 19.46% through December 2022. Developed Non-U.S. and Emerging Markets equities also fell, with the MSCI World ex-USA Index, MSCI Emerging Markets Index and MSCI World Index down 14.29%, 20.09% and 18.14% during the period, respectively.

Global bond and cash markets outperformed equities, with the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index up 1.52% and the Bloomberg Barclays Global Aggregate Hedged Index down 11.22%.

In order to slow down high inflation, the Fed raised rates by 4.25% in 2022 and reiterated that they will continue to do so until inflation falls from elevated levels. Given the year end pricing of Fed Funds futures contracts, we believe the market is pricing in a peak Fed funds rate of approximately 5%, which is a sign investors believe the Fed must continue tightening significantly to curb inflation.

2	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(20.26)%
MSCI USA Index	(19.46)%

Net Assets as of 12/31/2022 (In Thousands)	$6,201,022

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2022 through December 31, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, and underperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Information Technology and Health Care sectors comprised approximately 53% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, Health Care contributed to the Fund’s performance while Information Technology detracted, both on an absolute basis and relative to the Index.

Consumer Discretionary, Industrials and Consumer Staples sectors comprised approximately 18% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. During the reporting period, Consumer Staples contributed to the Fund’s performance on an absolute basis, while Consumer Discretionary and Industrials sectors detracted from the Fund’s performance on an absolute basis. Relative to the Index, all three sectors detracted from the Fund’s performance.

On an allocation level, the Fund’s allocation to USA Energy was the largest contributor to the Fund’s performance on an absolute basis, while allocation to Broad USA detracted on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to twenty-one strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
USA	37%
U.S. Software	7
U.S. Financials	6
U.S. Pharmaceuticals	6
U.S. Information Technology	5
U.S. Managed Health Care	5
U.S. Technology, Hardware & Equipment	4
U.S. Air, Freight & Logistics	3
U.S. Communication Services	3
U.S. Consumer Discretionary	3
U.S. Data Processing	3
U.S. Interactive Media & Services	3
USA Energy	3
Life Sciences Tools & Services	2
U.S. Electronic Equipment	2
U.S. Semiconductor & Semiconductor Equipment	2
U.S. Utilities	2
U.S. Beverages	1
U.S. Biotechnology	1
U.S. Custom Equity Sleeve (JPMPI)	1
U.S. Internet Retail	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the

DECEMBER 31, 2022	SIX CIRCLES TRUST	3

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

Allocation to Broad USA, which was approximately 37% of the Fund as of December 31, 2022, provides what the Adviser believes to be an ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocations to U.S. Software and U.S. Internet Retail provide what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto Cloud platforms. These exposures comprised approximately 8% of the Fund as of December 31, 2022.

Allocations to U.S. Pharmaceuticals and U.S. Biotechnology comprised approximately 7% of the Fund as of December 31, 2022. The Adviser believes that pharmaceutical companies have strong fundamentals with attractive valuations in the current market. The Biotechnology sector focuses on companies primarily engaged in the research, development, manufacturing and / or marketing of products based on genetic analysis and genetic engineering.

Allocation to U.S. Financials comprised approximately 6% of the Fund as of December 31, 2022. The Adviser believes in capital adequacy and dividend sustainability in the sector and currently has conviction in the sector given compelling valuations and more realistic market expectations about potential credit costs and buybacks.

Allocation to U.S. Information Technology, which allows the Adviser to access specific exposures within the Technology sector, was approximately 5% of the Fund as of December 31, 2022.

Allocation to U.S. Managed Health Care comprised approximately 5% of the Fund as of December 31, 2022. The Adviser believes that the allocation focuses on the intersection of Health Care and innovation, focusing on four paradigm shifts within Health Care identified by the Adviser, including big data, advanced diagnostics, targeted therapies, and enhanced aging.

Allocation to U.S. Technology, Hardware & Equipment allows the Adviser to access specific exposures within the Technology sector. The allocation comprised approximately 4% of the Fund as of December 31, 2022.

Allocation to U.S. Air, Freight & Logistics comprised approximately 3% of the Fund as of December 31, 2022.

Allocation to U.S. Communications Services allows the Adviser to gain specific exposures within the mega cap technology sectors. The allocation was approximately 3% of the Fund as of December 31, 2022.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 3% of the Fund as of December 31, 2022. The Adviser believes in the opportunities available in the cloud market and views this exposure as potential for continued strength in earnings growth.

Allocation to U.S. Data Processing was approximately 3% of the Fund as of December 31, 2022. The Adviser believes that the companies within the sector’s core business have been accelerating and expanding into new payment flows.

The Adviser believes that valuations for U.S. Semiconductors & Semiconductor Equipment companies are now more reasonable and provide an attractive entry point. This allocation comprised approximately 2% of the Fund as of December 31, 2022.

The Adviser believes that allocation to U.S. Electronic Equipment is attractive given its position within the broader Information Technology sector and structural change over the past decade. This allocation comprised approximately 2% of the Fund as of December 31, 2022.

Allocation to USA Energy comprised approximately 3% of the Fund as of December 31, 2022.

The Adviser believes that utilities have cheapened versus the market with no change to the underlying fundamentals (for example, higher leverage, negative free-cash-flow coverage), making the sector incrementally more attractive as a defensive diversifier in the portfolio. This allocation to U.S. Utilities was approximately 2% of the Fund’s exposure as of December 31, 2022.

Allocation to Life Sciences Tools & Services was approximately 2% of the Fund as of December 31, 2022. The Adviser believes that the sector is comprised of high quality and large cap companies with high potential earnings growth.

Allocation to U.S. Beverages was approximately 1% of the Fund’s exposure as of December 31, 2022, and reflects the Adviser’s belief that major players of this sector are going through structural changes.

4	SIX CIRCLES TRUST	DECEMBER 31, 2022

Allocation to the Custom Equity Sleeve was approximately 1% of the Fund as of December 31, 2022. This portion of the Fund’s investments is allocated to individual publicly traded large capitalization U.S. equity securities, selected by the Adviser. Securities included in the U.S. Custom Equity Sleeve may be represented by a variety of U.S. sectors, sub-sectors or industries and are selected for inclusion by the Adviser based on its investment analysis in order to assist with either portfolio construction, risk management, liquidity considerations, or a combination thereof.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	(20.26)%	10.67%

GROWTH OF $10,000 REPORT (04/10/2019 to 12/31/2022)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.28% and 0.07% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the MSCI USA Index from April 10, 2019 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 624 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2022	SIX CIRCLES TRUST	5

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(12.54)%
MSCI World ex-USA Index	(14.29)%

Net Assets as of 12/31/2022 (In Thousands)	$3,191,667

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio International Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2022 through December 31, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, but outperformed the MSCI World ex-USA Index (the “Index”) on a relative basis. References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index and is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Consumer Discretionary, Information Technology, and Consumer Staples sectors comprised approximately 40% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. All three sectors detracted from the Fund’s performance on an absolute basis. Relative to the Index,

Information Technology contributed to performance, while Consumer Discretionary and Consumer Staples detracted from the Fund’s performance. Additionally, Health Care, which was moderately overweight relative to the Index, detracted on an absolute basis but relative to Index, was the largest contributor to the Fund’s performance.

Financials, Industrials, and Materials comprised approximately 33% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. All three sectors detracted from the Fund’s performance on an absolute basis. Relative to the Index, Materials and Industrials modestly contributed to performance, while Financials detracted from the Fund’s performance.

On an allocation level, the Fund’s allocation to Europe Integrated Oil & Gas was the largest contributor to the Fund’s return on an absolute basis, while the allocation to Europe Textile Luxury Goods was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to eighteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
Europe Financials	13%
Europe Pharmaceuticals	11
Europe Textile Luxury Goods	11
Europe Industrials	10
Europe	7
Europe Food Products	6
Europe Integrated Oil & Gas	6
Europe Semiconductor & Semiconductor Equipment	6
Europe Automobiles	5
Japan	4
Switzerland Food Products	4
Europe ex-UK Utilities	3
European Metals & Mining	3
Germany Application Software	3
Japan Interactive Home Entertainment	3
Korea Technology, Hardware, Storage & Peripherals	2
Pacific ex-Japan	2
Canada	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the

6	SIX CIRCLES TRUST	DECEMBER 31, 2022

net assets of the Fund at December 31, 2022 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2022. The portfolio allocation is subject to change.

Allocation to Europe Financials was approximately 13% of the Fund as of December 31, 2022. The Adviser currently has conviction in the sector due to improved capital levels, and believes Financials can directly benefit from higher inflation and interest rates through higher lending costs and better net interest margin.

Allocation to Europe Pharmaceuticals comprised approximately 11% of the Fund as of December 31, 2022 and provides what the Adviser believes to be a defensive exposure with attractive fundamentals and valuations, within the context of the broader Portfolios.

The Adviser believes that companies in the Europe Textiles Luxury Goods sector are high quality consumer-oriented companies within the Consumer Discretionary sector, and provides for the cyclical exposure in Europe. This allocation comprised approximately 11% of the Fund as of December 31, 2022.

Allocation to Europe Industrials was approximately 10% of the Fund as of December 31, 2022 and provides an exposure that the Adviser believes will benefit from economic growth and recovery.

Broad European Equities sector has exposure to companies with secular tailwinds and a large concentration in semiconductors. This allocation comprised approximately 7% of the Fund as of December 31, 2022.

Allocation to Europe Food Products was approximately 6% of the fund as of December 31, 2022 and serves as a defensive position, allowing the Adviser access to a concentrated index of high-quality European companies.

The Adviser believes that companies within the Europe Semiconductors sector have reasonable valuations making the exposure very attractive. The sector comprised approximately 6% of the Fund as of December 31, 2022.

Allocation to Europe Integrated Oil & Gas provides exposure to a cyclical industry and comprised approximately 6% of the Fund as of December 31, 2022.

The Adviser believes that the allocation to Broad Japan provides exposure to high quality Japanese Equity companies with evolving business models. The allocation was approximately 4% of the Fund as of December 31, 2022.

Allocation to Switzerland Food Products was approximately 4% of the fund as of December 31, 2022 and serves as a defensive position, allowing the Adviser access to a concentrated index of high-quality Swiss companies.

The Adviser believes that the allocation to Europe Automobiles is expected to perform well as the economy recovers. This allocation comprised approximately 5% of the Fund as of December 31, 2022.

Allocation to Europe Metals and Mining provides what the Adviser believes is a cyclical exposure to companies with strong balance sheets. The allocation was approximately 3% of the Fund as of December 31, 2022.

The Adviser believes that the allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 3% of the Fund as of December 31, 2022.

The Adviser believes that the allocation to Japan Interactive Home Entertainment provides exposure to companies that have quality earnings potential that may be underappreciated by the market. This allocation was approximately 3% of the Fund as of December 31, 2022.

Allocation to German Application Software was approximately 3% of the fund as of December 31, 2022. German Investable Market Index is primarily made up of SAP, a company the Adviser believes that the market is currently underappreciating given its cloud transition, value of defensive cashflows, and positive business model changes.

Allocation to Pacific ex-Japan and Canada comprised approximately 2% and 1% of the Fund respectively, as of December 31, 2022. The Adviser believes that the allocation provides for the diversification of the regional exposure.

Allocation to Korea Technology Hardware, Storage and Peripherals provides what the Adviser believes is exposure to a strong player within the global technology supply chain. This allocation was approximately 2% of the Fund as of December 31, 2022.

DECEMBER 31, 2022	SIX CIRCLES TRUST	7

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio International Unconstrained Fund	(12.54)%	4.89%

GROWTH OF $10,000 REPORT (04/10/2019 to 12/31/2022)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.32% and 0.12% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio International Unconstrained Fund and the MSCI World ex-USA Index from April 10, 2019 to December 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 884 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 99.3%
Basic Materials — 0.9%
Chemicals — 0.7%
Air Products and Chemicals, Inc.	16	4,785
Albemarle Corp.	7	1,525
Celanese Corp., Class A	9	922
CF Industries Holdings, Inc.	13	1,109
Dow, Inc.	50	2,501
DuPont de Nemours, Inc.	37	2,525
Eastman Chemical Co.	10	850
Ecolab, Inc.	17	2,510
FMC Corp.	8	956
International Flavors & Fragrances, Inc.	18	1,874
Linde plc, (United Kingdom)	34	11,078
LyondellBasell Industries NV, Class A	20	1,677
Mosaic Co. (The)	26	1,160
PPG Industries, Inc.	16	2,073
RPM International, Inc.	7	717
Sherwin-Williams Co. (The)	16	3,894
Westlake Corp.	3	340

		40,496

Forest Products & Paper — 0.0% (g)
International Paper Co.	28	965

Iron/Steel — 0.1%
Cleveland-Cliffs, Inc. (a)	54	868
Nucor Corp.	19	2,440
Steel Dynamics, Inc.	14	1,374

		4,682

Mining — 0.1%
Alcoa Corp.	10	457
Freeport-McMoRan, Inc.	90	3,412
Newmont Corp.	51	2,402

		6,271

Total Basic Materials		52,414

Communications — 12.6%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The)	53	1,776
Omnicom Group, Inc.	28	2,289
Trade Desk, Inc. (The), Class A (a)	55	2,448

		6,513

Internet — 9.5%
Airbnb, Inc., Class A (a)	43	3,718
Alphabet, Inc., Class A (a)	1,514	133,601
Alphabet, Inc., Class C (a)	1,401	124,306
Amazon.com, Inc. (a)	1,907	160,194
Booking Holdings, Inc. (a)	5	9,647
CDW Corp.	111	19,807
Chewy, Inc., Class A (a)	20	723
DoorDash, Inc., Class A (a)	47	2,290
eBay, Inc.	115	4,788
Etsy, Inc. (a)	25	3,049
Expedia Group, Inc. (a)	20	1,753

SECURITY DESCRIPTION	SHARES	VALUE ($)

Internet — continued
F5, Inc. (a)	11	1,528
Gen Digital, Inc.	151	3,230
GoDaddy, Inc., Class A (a)	13	989
Marqeta, Inc., Class A (a)	55	336
Match Group, Inc. (a)	69	2,867
MercadoLibre, Inc., (Uruguay) (a)	9	7,800
Meta Platforms, Inc., Class A (a)	577	69,425
Netflix, Inc. (a)	58	17,234
Okta, Inc., Class A (a)	16	1,100
Palo Alto Networks, Inc. (a)	75	10,509
Pinterest, Inc., Class A (a)	143	3,472
Roku, Inc., Class A (a)	19	765
Snap, Inc., Class A (a)	283	2,533
Uber Technologies, Inc. (a)	104	2,578
VeriSign, Inc. (a)	9	1,945
Zillow Group, Inc., Class C (a)	15	478

		590,665

Media — 1.0%
Charter Communications, Inc., Class A (a)	15	4,982
Comcast Corp., Class A	579	20,258
DISH Network Corp., Class A (a)	45	628
FactSet Research Systems, Inc.	7	2,719
Fox Corp., Class A	44	1,327
Fox Corp., Class B	22	630
Liberty Broadband Corp., Class C (a)	17	1,303
Liberty Global plc, (United Kingdom), Class A (a)	30	576
Liberty Global plc, (United Kingdom), Class C (a)	48	927
Liberty Media Corp.-Liberty Formula One, Class C (a)	28	1,682
Liberty Media Corp.-Liberty SiriusXM, Class A	12	489
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	24	953
News Corp., Class A	57	1,041
Paramount Global, Class B	83	1,409
Sirius XM Holdings, Inc.	91	532
Walt Disney Co. (The) (a)	240	20,829
Warner Bros Discovery, Inc. (a)	313	2,969

		63,254

Telecommunications — 2.0%
Arista Networks, Inc. (a)	44	5,363
AT&T, Inc.	939	17,295
Cisco Systems, Inc.	781	37,210
Corning, Inc.	664	21,211
Juniper Networks, Inc.	65	2,087
Lumen Technologies, Inc.	133	696
Motorola Solutions, Inc.	31	7,990
T-Mobile US, Inc. (a)	81	11,327
Verizon Communications, Inc.	552	21,760

		124,939

Total Communications		785,371

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	9

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE ($)
Common Stocks — continued
Consumer Cyclical — 5.1%
Airlines — 0.0% (g)
Delta Air Lines, Inc. (a)	17		558
Southwest Airlines Co. (a)	16		544

			1,102

Apparel — 0.3%
NIKE, Inc., Class B	149		17,485
VF Corp.	43		1,179

			18,664

Auto Manufacturers — 0.9%
Cummins, Inc.	10		2,444
Ford Motor Co.	484		5,629
General Motors Co.	169		5,696
Lucid Group, Inc. (a)	83		566
PACCAR, Inc.	25		2,444
Rivian Automotive, Inc., Class A (a)	46		845
Tesla, Inc. (a)	312		38,483

			56,107

Auto Parts & Equipment — 0.1%
Aptiv plc, (Ireland) (a)	33		3,080
BorgWarner, Inc.	30		1,212
Lear Corp.	8		998

			5,290

Distribution/Wholesale — 0.2%
Copart, Inc. (a)	29		1,784
Fastenal Co.	41		1,925
Ferguson plc, (United Kingdom)	19		2,381
LKQ Corp.	29		1,571
Pool Corp.	4		1,297
WW Grainger, Inc.	3		1,832

			10,790

Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	26		1,080
Live Nation Entertainment, Inc. (a)	28		1,960
Vail Resorts, Inc.	5		1,283

			4,323

Food Service — 0.0% (g)
Aramark	32		1,334

Home Builders — 0.1%
DR Horton, Inc.	38		3,360
Lennar Corp., Class A	29		2,625
NVR, Inc. (a)	—	(h)	1,526
PulteGroup, Inc.	26		1,168

			8,679

Home Furnishings — 0.0% (g)
Whirlpool Corp.	7		1,006

Housewares — 0.0% (g)
Newell Brands, Inc.	57		752

SECURITY DESCRIPTION	SHARES	VALUE ($)

Leisure Time — 0.0% (g)
Carnival Corp. (a)	130	1,045
Royal Caribbean Cruises Ltd. (a)	28	1,402

		2,447

Lodging — 0.2%
Hilton Worldwide Holdings, Inc.	33	4,166
Las Vegas Sands Corp. (a)	39	1,878
Marriott International, Inc., Class A	34	5,061
MGM Resorts International	40	1,350
Wynn Resorts Ltd. (a)	14	1,120

		13,575

Retail — 3.2%
Advance Auto Parts, Inc.	7	996
AutoZone, Inc. (a)	2	5,423
Bath & Body Works, Inc.	29	1,229
Best Buy Co., Inc.	25	1,996
Burlington Stores, Inc. (a)	8	1,638
CarMax, Inc. (a)	21	1,269
Chipotle Mexican Grill, Inc., Class A (a)	3	4,310
Costco Wholesale Corp.	30	13,486
Darden Restaurants, Inc.	15	2,066
Dollar General Corp.	26	6,313
Dollar Tree, Inc. (a)	26	3,634
Domino’s Pizza, Inc.	4	1,343
Genuine Parts Co.	16	2,818
Home Depot, Inc. (The)	120	37,914
Lowe’s Cos., Inc.	73	14,501
Lululemon Athletica, Inc., (Canada) (a)	14	4,448
McDonald’s Corp.	86	22,696
O’Reilly Automotive, Inc. (a)	7	6,118
Ross Stores, Inc.	42	4,907
Starbucks Corp.	134	13,273
Target Corp.	55	8,131
TJX Cos., Inc. (The)	136	10,802
Tractor Supply Co.	13	2,864
Ulta Beauty, Inc. (a)	6	2,751
Walgreens Boots Alliance, Inc.	52	1,959
Walmart, Inc.	102	14,493
Yum! Brands, Inc.	33	4,201

		195,579

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	17	1,048

Total Consumer Cyclical		320,696

Consumer Non-cyclical — 25.2%
Agriculture — 0.3%
Altria Group, Inc.	120	5,508
Archer-Daniels-Midland Co.	40	3,700
Bunge Ltd.	12	1,200
Cadiz, Inc. (a)	6	14
Darling Ingredients, Inc. (a)	7	460
Philip Morris International, Inc.	103	10,430

		21,312

SEE NOTES TO FINANCIAL STATEMENTS.

10	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Beverages — 2.1%
Brown-Forman Corp., Class B	62	4,067
Coca-Cola Co. (The)	845	53,743
Constellation Brands, Inc., Class A	32	7,385
Keurig Dr Pepper, Inc.	153	5,468
Molson Coors Beverage Co., Class B	39	2,001
Monster Beverage Corp. (a)	80	8,139
PepsiCo., Inc.	283	51,052

		131,855

Biotechnology — 1.9%
Alnylam Pharmaceuticals, Inc. (a)	20	4,750
Amgen, Inc.	89	23,364
Biogen, Inc. (a)	25	6,874
BioMarin Pharmaceutical, Inc. (a)	31	3,251
Bio-Rad Laboratories, Inc., Class A (a)	5	2,165
Corteva, Inc.	52	3,046
Gilead Sciences, Inc.	212	18,216
Horizon Therapeutics Plc (a)	36	4,150
Illumina, Inc. (a)	37	7,381
Incyte Corp. (a)	32	2,598
Moderna, Inc. (a)	56	9,991
Regeneron Pharmaceuticals, Inc. (a)	18	13,044
Royalty Pharma plc, Class A	18	705
Seagen, Inc. (a)	23	2,897
Vertex Pharmaceuticals, Inc. (a)	42	12,220

		114,652

Commercial Services — 1.9%
Affirm Holdings, Inc., Class A (a)	52	500
Automatic Data Processing, Inc.	104	24,948
Block, Inc., Class A (a)	134	8,404
Booz Allen Hamilton Holding Corp., Class A	8	802
Cass Information Systems, Inc.	2	87
Cintas Corp.	7	2,968
Clarivate plc, (United Kingdom) (a)	22	187
CoStar Group, Inc. (a)	25	1,970
Equifax, Inc.	9	1,814
Euronet Worldwide, Inc. (a)	7	681
EVERTEC, Inc., (Puerto Rico)	8	266
Evo Payments, Inc., Class A (a)	7	235
FleetCor Technologies, Inc. (a)	18	3,254
Gartner, Inc. (a)	8	2,764
Global Payments, Inc.	70	6,931
I3 Verticals, Inc., Class A (a)	3	79
MarketAxess Holdings, Inc.	7	1,944
MoneyGram International, Inc. (a)	13	141
Moody’s Corp.	29	8,185
Paya Holdings, Inc. (a)	12	95
Paylocity Holding Corp. (a)	9	1,834
Paymentus Holdings, Inc., Class A (a)	3	21
Payoneer Global, Inc. (a)	30	165
PayPal Holdings, Inc. (a)	274	19,520
Quanta Services, Inc.	8	1,141
Remitly Global, Inc. (a)	13	145

SECURITY DESCRIPTION	SHARES	VALUE ($)

Commercial Services — continued
Repay Holdings Corp., Class A (a)	12	94
Robert Half International, Inc.	9	630
Rollins, Inc.	15	562
S&P Global, Inc.	58	19,362
Sabre Corp. (a)	45	281
Shift4 Payments, Inc., Class A (a)	7	394
Toast, Inc., Class A (a)	62	1,127
TransUnion	15	825
U-Haul Holding Co.	8	438
United Rentals, Inc. (a)	5	1,733
Verisk Analytics, Inc., Class A	11	1,926
WEX, Inc. (a)	6	1,052

		117,505

Cosmetics/Personal Care — 0.5%
Colgate-Palmolive Co.	53	4,205
Estee Lauder Cos., Inc. (The), Class A	16	4,065
Procter & Gamble Co. (The)	161	24,362

		32,632

Food — 0.5%
Campbell Soup Co.	17	987
Conagra Brands, Inc.	33	1,280
General Mills, Inc.	41	3,432
Hershey Co. (The)	9	2,141
Hormel Foods Corp.	16	749
J M Smucker Co. (The)	8	1,220
Kellogg Co.	19	1,380
Kraft Heinz Co. (The)	52	2,122
Kroger Co. (The)	49	2,187
Lamb Weston Holdings, Inc.	9	766
McCormick & Co., Inc.	18	1,521
Mondelez International, Inc., Class A	93	6,199
Sysco Corp.	34	2,606
Tyson Foods, Inc., Class A	22	1,366

		27,956

Healthcare — Products — 2.9%
Abbott Laboratories	119	13,066
Align Technology, Inc. (a)	5	1,050
Avantor, Inc. (a)	146	3,079
Baxter International, Inc.	29	1,492
Bio-Techne Corp.	36	2,997
Boston Scientific Corp. (a)	97	4,501
Cooper Cos., Inc. (The)	3	1,045
Danaher Corp.	182	48,314
DENTSPLY SIRONA, Inc.	20	636
Edwards Lifesciences Corp. (a)	40	2,996
Exact Sciences Corp. (a)	33	1,629
Hologic, Inc. (a)	15	1,137
IDEXX Laboratories, Inc. (a)	5	2,192
Insulet Corp. (a)	4	1,293
Intuitive Surgical, Inc. (a)	24	6,245
Masimo Corp. (a)	4	565

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	11

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Healthcare — Products — continued
Medtronic plc, (Ireland)	92	7,129
Novocure Ltd., (Jersey) (a)	5	383
PerkinElmer, Inc.	29	4,094
Repligen Corp. (a)	12	1,967
ResMed, Inc.	9	1,940
STERIS plc	6	1,126
Stryker Corp.	23	5,612
Teleflex, Inc.	3	846
Thermo Fisher Scientific, Inc.	101	55,814
Waters Corp. (a)	14	4,630
West Pharmaceutical Services, Inc.	17	3,925
Zimmer Biomet Holdings, Inc.	15	1,858

		181,561

Healthcare — Services — 6.1%
Catalent, Inc. (a)	53	2,406
Centene Corp. (a)	255	20,949
Charles River Laboratories International, Inc. (a)	12	2,627
DaVita, Inc. (a)	5	343
Elevance Health, Inc.	108	55,547
HCA Healthcare, Inc.	15	3,694
Humana, Inc.	57	29,367
IQVIA Holdings, Inc. (a)	43	8,897
Laboratory Corp. of America Holdings	7	1,543
Molina Healthcare, Inc. (a)	26	8,534
Quest Diagnostics, Inc.	8	1,298
UnitedHealth Group, Inc.	460	244,019
Universal Health Services, Inc., Class B	5	756

		379,980

Household Products/Wares — 0.1%
Avery Dennison Corp.	7	1,178
Church & Dwight Co., Inc.	15	1,199
Clorox Co. (The)	9	1,223
Kimberly-Clark Corp.	24	3,286

		6,886

Pharmaceuticals — 8.9%
AbbVie, Inc.	295	47,639
AmerisourceBergen Corp.	10	1,719
Becton Dickinson and Co.	20	5,071
Bristol-Myers Squibb Co.	642	46,187
Cardinal Health, Inc.	19	1,457
Cigna Corp.	20	6,707
CVS Health Corp.	89	8,269
Dexcom, Inc. (a)	25	2,849
Elanco Animal Health, Inc. (a)	43	530
Eli Lilly & Co.	240	87,660
Henry Schein, Inc. (a)	9	705
Jazz Pharmaceuticals plc, (Ireland) (a)	4	573
Johnson & Johnson	794	140,284
McKesson Corp.	10	3,702
Merck & Co., Inc.	770	85,413
Neurocrine Biosciences, Inc. (a)	15	1,821
Organon & Co.	60	1,684

SECURITY DESCRIPTION	SHARES	VALUE ($)

Pharmaceuticals — continued
Pfizer, Inc.	1,705	87,339
Viatris, Inc.	384	4,269
Zoetis, Inc., Class A	141	20,623

		554,501

Total Consumer Non-cyclical		1,568,840

Energy — 5.6%
Energy — Alternate Sources — 0.2%
Enphase Energy, Inc. (a)	24	6,346
First Solar, Inc. (a)	17	2,510
NextEra Energy Partners LP	8	592
Plug Power, Inc. (a)	25	314
SolarEdge Technologies, Inc., (Israel) (a)	9	2,691
Sunnova Energy International, Inc. (a)	11	190

		12,643

Oil & Gas — 4.5%
APA Corp.	64	2,965
Chesapeake Energy Corp.	21	1,935
Chevron Corp.	341	61,222
ConocoPhillips	234	27,671
Coterra Energy, Inc.	140	3,430
Devon Energy Corp.	111	6,850
Diamondback Energy, Inc.	32	4,358
EOG Resources, Inc.	108	13,973
EQT Corp.	62	2,099
Exxon Mobil Corp.	768	84,736
Hess Corp.	51	7,194
HF Sinclair Corp.	42	2,197
Marathon Oil Corp.	128	3,474
Marathon Petroleum Corp.	92	10,702
Occidental Petroleum Corp.	169	10,656
Ovintiv, Inc.	52	2,648
Phillips 66	89	9,235
Pioneer Natural Resources Co.	42	9,591
Texas Pacific Land Corp.	1	2,600
Valero Energy Corp.	72	9,117

		276,653

Oil & Gas Services — 0.4%
Baker Hughes Co., Class A	192	5,662
Halliburton Co.	170	6,697
Schlumberger Ltd.	260	13,924

		26,283

Pipelines — 0.5%
Cheniere Energy, Inc.	40	6,042
Kinder Morgan, Inc.	371	6,705
ONEOK, Inc.	81	5,337
Targa Resources Corp.	36	2,681
Williams Cos., Inc. (The)	222	7,310

		28,075

Total Energy		343,654

SEE NOTES TO FINANCIAL STATEMENTS.

12	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Financial — 13.0%
Banks — 3.4%
Bank of America Corp.	1,192	39,494
Bank of New York Mellon Corp. (The)	145	6,588
Citigroup, Inc.	333	15,082
Citizens Financial Group, Inc.	103	4,065
Fifth Third Bancorp	140	4,587
First Citizens BancShares, Inc., Class A	3	2,393
First Horizon Corp.	113	2,761
First Republic Bank	37	4,527
Goldman Sachs Group, Inc. (The)	57	19,730
Huntington Bancshares, Inc.	296	4,181
KeyCorp.	204	3,549
M&T Bank Corp.	35	5,055
Morgan Stanley	219	18,599
Northern Trust Corp.	41	3,592
PNC Financial Services Group, Inc. (The)	71	11,257
Regions Financial Corp.	194	4,173
Signature Bank	18	2,058
State Street Corp.	71	5,540
SVB Financial Group (a)	13	3,075
Truist Financial Corp.	237	10,178
US Bancorp	251	10,927
Webster Financial Corp.	48	2,271
Wells Fargo & Co.	636	26,242

		209,924

Diversified Financial Services — 4.7%
Ally Financial, Inc.	85	2,068
American Express Co.	109	16,148
Ameriprise Financial, Inc.	20	6,251
Apollo Global Management, Inc.	79	5,035
BlackRock, Inc., Class A	2	1,339
Capital One Financial Corp.	71	6,567
Cboe Global Markets, Inc.	17	2,186
Charles Schwab Corp. (The)	246	20,518
CME Group, Inc., Class A	63	10,669
Coinbase Global, Inc., Class A (a)	25	867
Discover Financial Services	52	5,120
Flywire Corp. (a)	4	110
Franklin Resources, Inc.	82	2,163
Intercontinental Exchange, Inc.	99	10,200
International Money Express, Inc. (a)	5	111
Invesco Ltd.	97	1,746
LPL Financial Holdings, Inc.	14	3,053
Mastercard, Inc., Class A	234	81,245
Nasdaq, Inc.	71	4,367
Raymond James Financial, Inc.	40	4,247
SEI Investments Co.	32	1,845
Synchrony Financial	102	3,347
T Rowe Price Group, Inc.	43	4,732
Tradeweb Markets, Inc., Class A	30	1,946
Visa, Inc., Class A	453	94,218
Western Union Co. (The)	110	1,517

		291,615

SECURITY DESCRIPTION	SHARES	VALUE ($)

Insurance — 3.6%
Aflac, Inc.	109	7,853
Allstate Corp. (The)	51	6,975
American Financial Group, Inc.	17	2,366
American International Group, Inc.	135	8,568
Aon plc, Class A	37	10,994
Arch Capital Group Ltd., (Bermuda) (a)	73	4,613
Arthur J Gallagher & Co.	38	7,211
Assurant, Inc.	11	1,371
Berkshire Hathaway, Inc., Class B (a)	213	65,892
Brown & Brown, Inc.	39	2,226
Chubb Ltd., (Switzerland)	68	14,995
Cincinnati Financial Corp.	30	3,070
Equitable Holdings, Inc.	78	2,229
Erie Indemnity Co., Class A	5	1,232
Everest Re Group Ltd., (Bermuda)	8	2,796
Fidelity National Financial, Inc.	63	2,370
Globe Life, Inc.	21	2,548
Hartford Financial Services Group, Inc. (The)	63	4,769
Lincoln National Corp.	45	1,393
Loews Corp.	49	2,837
Markel Corp. (a)	3	3,353
Marsh & McLennan Cos., Inc.	86	14,260
MetLife, Inc.	121	8,729
Principal Financial Group, Inc.	49	4,085
Progressive Corp. (The)	102	13,189
Prudential Financial, Inc.	62	6,131
Travelers Cos., Inc. (The)	42	7,957
Willis Towers Watson plc, (United Kingdom)	20	4,999
WR Berkley Corp.	36	2,613

		221,624

Private Equity — 0.3%
Ares Management Corp., Class A	33	2,251
Blackstone, Inc.	166	12,313
Carlyle Group, Inc. (The)	61	1,829
KKR & Co., Inc.	107	4,974

		21,367

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	24	1,821

REITS — 1.0%
Alexandria Real Estate Equities, Inc.	11	1,621
American Homes 4 Rent, Class A	17	520
American Tower Corp.	31	6,499
Annaly Capital Management, Inc.	78	1,637
AvalonBay Communities, Inc.	9	1,432
Boston Properties, Inc.	12	827
Camden Property Trust	6	679
Crown Castle, Inc.	28	3,821
Digital Realty Trust, Inc.	20	1,977
Equinix, Inc.	6	3,901
Equity LifeStyle Properties, Inc.	10	636
Equity Residential	23	1,337
Essex Property Trust, Inc.	4	822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	13

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
REITS — continued
Extra Space Storage, Inc.	7	1,096
Gaming and Leisure Properties, Inc.	15	776
Healthcare Realty Trust, Inc., Class A	24	463
Healthpeak Properties, Inc.	42	1,056
Host Hotels & Resorts, Inc.	52	838
Invitation Homes, Inc.	38	1,138
Iron Mountain, Inc.	17	868
Kimco Realty Corp.	38	809
Medical Properties Trust, Inc.	44	487
Mid-America Apartment Communities, Inc.	7	1,133
Prologis, Inc.	62	6,972
Public Storage	10	2,874
Realty Income Corp.	38	2,435
Regency Centers Corp.	10	624
SBA Communications Corp., Class A	7	1,904
Simon Property Group, Inc.	22	2,625
Sun Communities, Inc.	8	1,077
UDR, Inc.	18	698
Ventas, Inc.	28	1,247
VICI Properties, Inc.	62	1,999
Welltower, Inc.	28	1,837
Weyerhaeuser Co., Class REIT	52	1,623
WP Carey, Inc.	10	796

		61,084

Total Financial		807,435

Industrial — 8.9%
Aerospace/Defense — 0.7%
Boeing Co. (The) (a)	39	7,395
General Dynamics Corp.	16	3,943
HEICO Corp.	2	334
HEICO Corp., Class A	4	462
Howmet Aerospace, Inc.	27	1,051
L3Harris Technologies, Inc.	13	2,762
Lockheed Martin Corp.	16	7,978
Northrop Grumman Corp.	10	5,516
Raytheon Technologies Corp.	101	10,178
TransDigm Group, Inc.	3	2,088

		41,707

Building Materials — 0.2%
Carrier Global Corp.	60	2,490
Fortune Brands Innovations, Inc.	12	687
Johnson Controls International plc	47	3,016
Lennox International, Inc.	1	294
Martin Marietta Materials, Inc.	5	1,557
Masco Corp.	14	653
Mohawk Industries, Inc. (a)	8	801
Owens Corning	8	655
Vulcan Materials Co.	10	1,773

		11,926

SECURITY DESCRIPTION	SHARES	VALUE ($)

Electrical Components & Equipment — 0.1%
AMETEK, Inc.	15	2,164
Emerson Electric Co.	42	4,013
Generac Holdings, Inc. (a)	7	748

		6,925

Electronics — 2.3%
Agilent Technologies, Inc.	69	10,322
Allegion plc, (Ireland)	5	541
Amphenol Corp., Class A	491	37,370
Arrow Electronics, Inc. (a)	55	5,707
Fortive Corp.	24	1,518
Garmin Ltd., (Switzerland)	20	1,851
Honeywell International, Inc.	46	9,865
Hubbell, Inc., Class B	3	618
Keysight Technologies, Inc. (a)	147	25,228
Mettler-Toledo International, Inc. (a)	5	7,431
Sensata Technologies Holding plc	9	370
TE Connectivity Ltd.	264	30,287
Trimble, Inc. (a)	207	10,471

		141,579

Engineering & Construction — 0.0% (g)
Jacobs Solutions, Inc.	10	1,186
Star Group LP	3	39

		1,225

Environmental Control — 0.2%
Pentair plc, (United Kingdom)	16	705
Pure Cycle Corp. (a)	4	41
Republic Services, Inc., Class A	16	2,002
Waste Connections, Inc.	17	2,222
Waste Management, Inc.	29	4,554

		9,524

Hand/Machine Tools — 0.0% (g)
Snap-on, Inc.	4	877
Stanley Black & Decker, Inc.	11	807

		1,684

Machinery — Construction & Mining — 0.1%
Caterpillar, Inc.	36	8,527

Machinery — Diversified — 0.4%
Cognex Corp.	145	6,840
Deere & Co.	20	8,532
Dover Corp.	11	1,480
IDEX Corp.	5	1,070
Ingersoll Rand, Inc.	27	1,434
Nordson Corp.	3	714
Otis Worldwide Corp.	30	2,358
Rockwell Automation, Inc.	8	2,025
Westinghouse Air Brake Technologies Corp.	12	1,202
Xylem, Inc.	13	1,399

		27,054

SEE NOTES TO FINANCIAL STATEMENTS.

14	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Miscellaneous Manufacturers — 0.8%
3M Co.	39	4,654
AO Smith Corp.	12	697
Carlisle Cos., Inc.	3	730
Eaton Corp. plc	28	4,400
General Electric Co.	76	6,364
Illinois Tool Works, Inc.	21	4,621
Parker-Hannifin Corp.	9	2,572
Teledyne Technologies, Inc. (a)	39	15,493
Textron, Inc.	15	1,065
Trane Technologies plc, (Ireland)	16	2,767

		43,363

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	116	1,379
Ball Corp.	25	1,274
Crown Holdings, Inc.	14	1,158
Packaging Corp. of America	7	856
Sealed Air Corp.	11	530
Westrock Co.	22	778

		5,975

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	2	474

Transportation — 4.0%
CH Robinson Worldwide, Inc.	129	11,783
CSX Corp.	147	4,558
Expeditors International of Washington, Inc.	168	17,408
FedEx Corp.	253	43,746
JB Hunt Transport Services, Inc.	6	1,017
Knight-Swift Transportation Holdings, Inc., Class A	12	611
Norfolk Southern Corp.	16	3,968
Old Dominion Freight Line, Inc.	7	2,013
Union Pacific Corp.	43	8,859
United Parcel Service, Inc., Class B	869	151,086

		245,049

Total Industrial		545,012

Technology — 25.1%
Computers — 7.5%
Accenture plc, (Ireland), Class A	66	17,703
Apple, Inc.	3,014	391,651
Cognizant Technology Solutions Corp., Class A	55	3,166
Conduent, Inc. (a)	26	106
Crowdstrike Holdings, Inc., Class A (a)	50	5,267
Dell Technologies, Inc., Class C	54	2,183
EPAM Systems, Inc. (a)	6	1,954
ExlService Holdings, Inc. (a)	5	816
Fortinet, Inc. (a)	171	8,354
Hewlett Packard Enterprise Co.	248	3,964
HP, Inc.	197	5,280
International Business Machines Corp.	95	13,402
Leidos Holdings, Inc.	10	1,036
Maximus, Inc.	9	647
NetApp, Inc.	39	2,371
Seagate Technology Holdings plc	36	1,889

SECURITY DESCRIPTION	SHARES	VALUE ($)

Computers — continued
TaskUS, Inc., Class A (a)	4	66
TTEC Holdings, Inc.	3	121
Western Digital Corp. (a)	62	1,957
Zscaler, Inc. (a)	21	2,349

		464,282

Office/Business Equipment — 0.2%
Zebra Technologies Corp., Class A (a)	43	10,918

Semiconductors — 4.7%
Advanced Micro Devices, Inc. (a)	288	18,637
Analog Devices, Inc.	92	15,108
Applied Materials, Inc.	154	14,989
Broadcom, Inc.	73	40,745
Entegris, Inc.	25	1,636
Intel Corp.	745	19,699
KLA Corp.	25	9,462
Lam Research Corp.	25	10,418
Marvell Technology, Inc.	148	5,497
Microchip Technology, Inc.	98	6,876
Micron Technology, Inc.	199	9,961
Monolithic Power Systems, Inc.	8	2,747
NVIDIA Corp.	447	65,333
NXP Semiconductors NV, (Netherlands)	47	7,360
ON Semiconductor Corp. (a)	76	4,765
Qorvo, Inc. (a)	19	1,761
QUALCOMM, Inc.	201	22,086
Skyworks Solutions, Inc.	31	2,810
Teradyne, Inc.	28	2,484
Texas Instruments, Inc.	163	26,955
Wolfspeed, Inc. (a)	22	1,493

		290,822

Software — 12.7%
Activision Blizzard, Inc.	103	7,864
Adobe, Inc. (a)	120	40,407
Akamai Technologies, Inc. (a)	18	1,500
ANSYS, Inc. (a)	22	5,283
Aspen Technology, Inc. (a)	6	1,322
Autodesk, Inc. (a)	56	10,414
AvidXchange Holdings, Inc. (a)	7	70
Bentley Systems, Inc., Class B	47	1,739
Bill.com Holdings, Inc. (a)	23	2,475
Black Knight, Inc. (a)	39	2,378
Broadridge Financial Solutions, Inc.	30	4,089
Cadence Design Systems, Inc. (a)	69	11,142
Ceridian HCM Holding, Inc. (a)	37	2,396
Cloudflare, Inc., Class A (a)	23	1,061
Concentrix Corp.	6	852
CSG Systems International, Inc.	5	266
Datadog, Inc., Class A (a)	61	4,516
DocuSign, Inc., Class A (a)	52	2,881
Dropbox, Inc., Class A (a)	66	1,470
Dynatrace, Inc. (a)	48	1,841
Electronic Arts, Inc.	37	4,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	15

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Software — continued
Fair Isaac Corp. (a)	6	3,760
Fidelity National Information Services, Inc.	155	10,510
Fiserv, Inc. (a)	154	15,528
HubSpot, Inc. (a)	12	3,370
Intuit, Inc.	68	26,500
Jack Henry & Associates, Inc.	17	2,967
Microsoft Corp.	1,809	433,722
MongoDB, Inc., Class A (a)	7	1,324
MSCI, Inc., Class A	15	6,816
Oracle Corp.	408	33,381
Palantir Technologies, Inc., Class A (a)	434	2,786
Paychex, Inc.	81	9,364
Paycom Software, Inc. (a)	13	3,963
PTC, Inc. (a)	27	3,280
ROBLOX Corp., Class A (a)	47	1,334
Roper Technologies, Inc.	27	11,796
Salesforce, Inc. (a)	255	33,757
ServiceNow, Inc. (a)	51	19,993
Snowflake, Inc., Class A (a)	23	3,326
Splunk, Inc. (a)	40	3,417
SS&C Technologies Holdings, Inc.	60	3,129
Synopsys, Inc. (a)	39	12,349
Take-Two Interactive Software, Inc. (a)	21	2,238
Twilio, Inc., Class A (a)	22	1,070
Tyler Technologies, Inc. (a)	10	3,330
Unity Software, Inc. (a)	58	1,657
Veeva Systems, Inc., Class A (a)	8	1,324
Verra Mobility Corp., Class A (a)	20	276
VMware, Inc., Class A (a)	55	6,741
Workday, Inc., Class A (a)	52	8,694
Zoom Video Communications, Inc., Class A (a)	59	3,994
ZoomInfo Technologies, Inc., Class A (a)	63	1,911

		786,056

Total Technology		1,552,078

Utilities — 2.9%
Electric — 2.7%
AES Corp. (The)	104	3,000
ALLETE, Inc.	6	367
Alliant Energy Corp.	39	2,136
Altus Power, Inc., Class A (a)	5	33
Ameren Corp.	42	3,712
American Electric Power Co., Inc.	86	8,148
Avangrid, Inc.	8	348
Black Hills Corp.	7	461
CenterPoint Energy, Inc.	102	3,050
Clearway Energy, Inc., Class A	3	98
Clearway Energy, Inc., Class C	9	279
CMS Energy Corp.	47	2,953
Consolidated Edison, Inc.	60	5,697
Constellation Energy Corp.	54	4,687
Dominion Energy, Inc.	139	8,521
DTE Energy Co.	31	3,676
Duke Energy Corp.	129	13,294

SECURITY DESCRIPTION	SHARES	VALUE ($)

Electric — continued
Edison International	63	3,979
Entergy Corp.	34	3,800
Evergy, Inc.	37	2,315
Eversource Energy	56	4,692
Exelon Corp.	167	7,233
FirstEnergy Corp.	90	3,771
Genie Energy Ltd., Class B	3	31
Hawaiian Electric Industries, Inc.	11	459
IDACORP, Inc.	5	547
MGE Energy, Inc.	4	267
NextEra Energy, Inc.	322	26,905
NorthWestern Corp.	6	352
NRG Energy, Inc.	42	1,338
OGE Energy Corp.	20	793
Ormat Technologies, Inc.	4	382
Otter Tail Corp.	4	238
PG&E Corp. (a)	247	4,008
Pinnacle West Capital Corp.	11	842
PNM Resources, Inc.	8	397
Portland General Electric Co.	9	429
PPL Corp.	126	3,673
Public Service Enterprise Group, Inc.	84	5,168
Sempra Energy	51	7,909
Southern Co. (The)	183	13,032
Unitil Corp.	2	86
Via Renewables, Inc., Class A	2	12
Vistra Corp.	59	1,367
WEC Energy Group, Inc.	51	4,798
Xcel Energy, Inc.	91	6,362

		165,645

Gas — 0.1%
Atmos Energy Corp.	22	2,486
National Fuel Gas Co.	9	554
New Jersey Resources Corp.	10	472
NiSource, Inc.	65	1,770
Northwest Natural Holding Co.	4	178
ONE Gas, Inc.	6	429
RGC Resources, Inc.	1	28
South Jersey Industries, Inc.	12	430
Southwest Gas Holdings, Inc.	7	410
Spire, Inc.	6	381
UGI Corp.	40	1,473

		8,611

Water — 0.1%
American States Water Co.	4	343
American Water Works Co., Inc.	29	4,476
Artesian Resources Corp., Class A	1	61
California Water Service Group	5	330
Consolidated Water Co. Ltd., (Cayman Islands)	2	30
Essential Utilities, Inc.	40	1,892
SJW Group	3	214

SEE NOTES TO FINANCIAL STATEMENTS.

16	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES		VALUE ($)
Common Stocks — continued
Water — continued
York Water Co. (The)	2		90

			7,436

Total Utilities			181,692

Total Common Stocks (Cost $6,022,736)			6,157,192

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 0.6%
Time Deposits — 0.6%
Australia & New Zealand Banking Group Ltd., 3.69%, 01/03/2023	4,662		4,662
Brown Brothers Harriman, 3.69%, 01/03/2023	—	(h)	—	(h)
Citibank NA, 3.69%, 01/03/2023	1,341		1,341

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Time Deposits — continued
Royal Bank of Canada, 3.69%, 01/03/2023	11,549	11,549
Sumitomo Mitsui Banking Corp., 3.69%, 01/03/2023	4,850	4,850
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023	18,039	18,039

Total Short-Term Investments (Cost $40,441)		40,441

Total Investments — 99.9% (Cost — $6,063,177)		6,197,633

Other Assets in Excess of Liabilities — 0.1%		3,389

NET ASSETS — 100.0%		$6,201,022

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-mini Consumer Discretionary Select Sector	10	03/2023	USD	1,345	(31)
E-mini Consumer Staples Select Sector	9	03/2023	USD	698	(17)
E-mini Energy Select Sector	20	03/2023	USD	1,811	30
E-mini Financial Select Sector	27	03/2023	USD	2,908	(43)
E-mini Health Care Select Sector	17	03/2023	USD	2,414	(64)
E-mini Utilities Select Sector	11	03/2023	USD	804	(16)
E-mini Technology Select Sector	23	03/2023	USD	2,920	(14)
Micro E-mini NASDAQ 100 Index	393	03/2023	USD	8,975	(312)
Micro E-mini Russell 2000 Index	6	03/2023	USD	52	1
Micro E-mini S&P 500 Index	257	03/2023	USD	5,097	(135)
S&P 500 E-mini Index	77	03/2023	USD	15,313	(449)

Total unrealized appreciation (depreciation)					(1,050)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	17

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2022

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Software	12.7%

Internet	9.5%

Pharmaceuticals	8.9%

Computers	7.5%

Healthcare — Services	6.1%

Diversified Financial Services	4.7%

Semiconductors	4.7%

Oil & Gas	4.5%

Transportation	4.0%

Insurance	3.6%

Banks	3.4%

Retail	3.2%

Healthcare — Products	2.9%

Electric	2.7%

Electronics	2.3%

Beverages	2.1%

Telecommunications	2.0%

Commercial Services	1.9%

Biotechnology	1.9%

Media	1.0%

Others (Each less than 1.0%)	9.7%

Short-Term Investments	0.7%

SEE NOTES TO FINANCIAL STATEMENTS.

18	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 97.7%
Australia — 1.4%
Ampol Ltd.	10	187
ANZ Group Holdings Ltd.	122	1,963
APA Group	48	351
Aristocrat Leisure Ltd.	24	503
ASX Ltd.	8	363
Aurizon Holdings Ltd.	75	190
BHP Group Ltd.	206	6,395
BlueScope Steel Ltd.	19	219
Brambles Ltd.	57	464
Cochlear Ltd.	3	370
Coles Group Ltd.	54	617
Commonwealth Bank of Australia	69	4,816
Computershare Ltd.	22	390
CSL Ltd.	20	3,828
Dexus	45	235
Endeavour Group Ltd.	58	254
Fortescue Metals Group Ltd.	69	965
Goodman Group	69	811
GPT Group (The)	78	223
IDP Education Ltd.	8	156
IGO Ltd.	28	254
Insurance Australia Group Ltd.	100	323
Lendlease Corp. Ltd.	29	152
Lottery Corp. Ltd. (The) (a)	91	277
Macquarie Group Ltd.	15	1,689
Medibank Pvt Ltd.	112	224
Mineral Resources Ltd.	7	364
Mirvac Group	164	237
National Australia Bank Ltd.	129	2,621
Newcrest Mining Ltd.	36	510
Northern Star Resources Ltd.	47	355
Orica Ltd.	18	187
Origin Energy Ltd.	70	367
Pilbara Minerals Ltd. (a)	103	262
Qantas Airways Ltd. (a)	38	152
QBE Insurance Group Ltd.	60	548
Ramsay Health Care Ltd.	7	328
REA Group Ltd.	2	162
Reece Ltd.	9	89
Rio Tinto Ltd.	15	1,194
Santos Ltd.	130	639
Scentre Group	212	412
SEEK Ltd.	14	195
Sonic Healthcare Ltd.	19	378
South32 Ltd.	189	517
Stockland	97	240
Suncorp Group Ltd.	51	419
Telstra Group Ltd.	165	446
Transurban Group	125	1,102
Treasury Wine Estates Ltd.	29	272
Vicinity Ltd.	158	213
Washington H Soul Pattinson & Co. Ltd.	9	165
Wesfarmers Ltd.	46	1,442
Westpac Banking Corp.	143	2,259

SECURITY DESCRIPTION	SHARES		VALUE ($)

Australia — continued
WiseTech Global Ltd.	6		206
Woodside Energy Group Ltd.	77		1,874
Woolworths Group Ltd.	49		1,130

			45,504

Austria — 0.3%
Erste Group Bank AG	101		3,243
OMV AG	56		2,890
Verbund AG	22		1,851
voestalpine AG	51		1,356

			9,340

Belgium — 0.5%
Ageas SA	47		2,102
Anheuser-Busch InBev SA	21		1,277
D’ieteren Group	1		118
Elia Group SA	11		1,495
Groupe Bruxelles Lambert NV	29		2,334
KBC Group NV	74		4,751
Sofina SA	5		1,009
Solvay SA	2		186
UCB SA	41		3,261
Umicore SA	5		180
Warehouses De Pauw CVA	4		115

			16,828

Canada — 1.1%
Agnico Eagle Mines Ltd.	9		476
Air Canada (a)	4		50
Algonquin Power & Utilities Corp.	14		89
Alimentation Couche-Tard, Inc.	16		721
AltaGas Ltd.	6		98
ARC Resources Ltd.	13		178
Bank of Montreal	13		1,220
Bank of Nova Scotia (The)	24		1,176
Barrick Gold Corp.	36		609
BCE, Inc.	1		64
Brookfield Asset Management Ltd., Class A (a)	7		203
Brookfield Corp.	28		886
BRP, Inc.	1		55
CAE, Inc. (a)	6		123
Cameco Corp.	9		197
Canadian Apartment Properties REIT	2		53
Canadian Imperial Bank of Commerce	18		734
Canadian National Railway Co.	12		1,400
Canadian Natural Resources Ltd.	22		1,249
Canadian Pacific Railway Ltd.	19		1,390
Canadian Tire Corp. Ltd., Class A	1		116
Canadian Utilities Ltd., Class A	3		70
CCL Industries, Inc., Class B	3		127
Cenovus Energy, Inc.	28		540
CGI, Inc. (a)	4		367
Constellation Software, Inc.	—	(h)	631
Descartes Systems Group, Inc. (The) (a)	2		118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	19

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE ($)
Common Stocks — continued
Canada — continued
Dollarama, Inc.	6		323
Element Fleet Management Corp.	8		108
Emera, Inc.	5		204
Empire Co. Ltd., Class A	3		86
Enbridge, Inc.	41		1,587
Fairfax Financial Holdings Ltd.	—	(h)	272
First Quantum Minerals Ltd.	12		246
FirstService Corp.	1		98
Fortis, Inc.	10		384
Franco-Nevada Corp.	4		524
George Weston Ltd.	1		179
GFL Environmental, Inc.	4		107
Gildan Activewear, Inc., Class A	4		100
Great-West Lifeco, Inc.	6		130
Hydro One Ltd. (e)	7		177
iA Financial Corp., Inc.	2		124
IGM Financial, Inc.	2		46
Imperial Oil Ltd.	4		218
Intact Financial Corp.	4		507
Ivanhoe Mines Ltd., Class A (a)	12		96
Keyera Corp.	4		97
Kinross Gold Corp.	26		106
Loblaw Cos. Ltd.	3		290
Lundin Mining Corp.	13		82
Magna International, Inc.	6		309
Manulife Financial Corp.	38		682
Metro, Inc.	5		265
National Bank of Canada	7		455
Northland Power, Inc.	5		130
Nutrien Ltd.	11		789
Nuvei Corp. (a)	1		32
Onex Corp.	1		70
Open Text Corp.	5		160
Pan American Silver Corp.	4		69
Parkland Corp.	3		69
Pembina Pipeline Corp.	11		378
Power Corp. of Canada	11		261
Quebecor, Inc., Class B	3		70
Restaurant Brands International, Inc.	6		377
RioCan Real Estate Investment Trust	3		46
Ritchie Bros Auctioneers, Inc.	2		128
Rogers Communications, Inc., Class B	7		333
Royal Bank of Canada	28		2,624
Saputo, Inc.	5		124
Shaw Communications, Inc., Class B	10		276
Shopify, Inc., Class A (a)	24		826
Sun Life Financial, Inc.	12		546
Suncor Energy, Inc.	27		868
TC Energy Corp.	20		809
Teck Resources Ltd., Class B	10		363
TELUS Corp.	9		181
TFI International, Inc.	2		160
Thomson Reuters Corp.	3		387
TMX Group Ltd.	1		112

SECURITY DESCRIPTION	SHARES	VALUE ($)

Canada — continued
Toromont Industries Ltd.	2	119
Toronto-Dominion Bank (The)	36	2,362
Tourmaline Oil Corp.	6	323
West Fraser Timber Co. Ltd.	1	85
Wheaton Precious Metals Corp.	9	354
WSP Global, Inc.	2	289

		34,462

Chile — 0.1%
Antofagasta plc	174	3,245

Denmark — 3.6%
AP Moller—Maersk A/S, Class A	1	1,854
AP Moller—Maersk A/S, Class B	1	3,051
Carlsberg A/S, Class B	2	320
Chr Hansen Holding A/S	3	188
Coloplast A/S, Class B	3	334
Danske Bank A/S	203	4,001
Demant A/S (a)	2	64
DSV A/S	51	8,021
Genmab A/S (a)	2	679
Novo Nordisk A/S, Class B	543	73,781
Novozymes A/S, Class B	5	257
Orsted AS (e)	59	5,372
Pandora A/S	73	5,176
ROCKWOOL A/S, Class B	2	577
Tryg A/S	106	2,515
Vestas Wind Systems A/S	274	7,982

		114,172

Finland — 1.0%
Elisa OYJ	3	176
Fortum OYJ	143	2,375
Kesko Oyj, Class B	7	150
Kone OYJ, Class B	92	4,774
Neste OYJ	10	483
Nokia OYJ	132	612
Nordea Bank Abp	990	10,610
Orion OYJ, Class B	35	1,921
Sampo OYJ, Class A	141	7,382
Stora Enso OYJ, Class R	13	190
UPM-Kymmene OYJ	13	484
Wartsila OYJ Abp	128	1,083

		30,240

France — 16.3%
Accor SA (a)	4	105
Aeroports de Paris (a)	8	1,079
Air Liquide SA	13	1,812
Airbus SE	160	19,044
Alstom SA	87	2,120
Amundi SA (e)	18	1,027
Arkema SA	1	132
AXA SA	551	15,338
BioMerieux	1	109

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
France — continued
BNP Paribas SA	327	18,635
Bollore SE	22	122
Bouygues SA	62	1,868
Bureau Veritas SA	79	2,091
Capgemini SE	4	668
Carrefour SA	14	239
Cie de Saint-Gobain	134	6,549
Cie Generale des Etablissements Michelin SCA	17	468
Covivio	1	70
Credit Agricole SA	356	3,744
Danone SA	284	14,974
Dassault Aviation SA	7	1,153
Dassault Systemes SE	16	583
Edenred	6	325
Eiffage SA	22	2,212
Electricite de France SA	188	2,413
Engie SA	574	8,207
EssilorLuxottica SA	7	1,284
Eurazeo SE	13	798
Gecina SA	1	116
Getlink SE	119	1,912
Hermes International	26	39,554
Ipsen SA	12	1,333
Kering SA	60	30,746
Klepierre SA (a)	5	123
La Francaise des Jeux SAEM (e)	3	105
Legrand SA	72	5,795
L’Oreal SA	6	2,111
LVMH Moet Hennessy Louis Vuitton SE	223	162,514
Orange SA	48	479
Pernod Ricard SA	5	990
Publicis Groupe SA	6	356
Remy Cointreau SA	1	95
Renault SA (a)	141	4,708
Safran SA	93	11,600
Sanofi	374	36,097
Sartorius Stedim Biotech	1	223
Schneider Electric SE	147	20,644
SEB SA	1	52
Societe Generale SA	238	5,966
Sodexo SA	2	210
Teleperformance	16	3,830
Thales SA	29	3,688
TotalEnergies SE	948	59,530
Ubisoft Entertainment SA (a)	2	66
Unibail—Rodamco-Westfield (a)	3	153
Valeo	5	91
Veolia Environnement SA	209	5,378
Vinci SA	146	14,526
Vivendi SE	18	171
Wendel SE	8	731
Worldline SA (a) (e)	6	232

		521,294

SECURITY DESCRIPTION	SHARES		VALUE ($)

Germany — 11.6%
adidas AG	139		18,905
Allianz SE (Registered)	120		25,698
BASF SE	22		1,104
Bayer AG (Registered)	322		16,594
Bayerische Motoren Werke AG	243		21,505
Bechtle AG	2		72
Beiersdorf AG	2		285
Brenntag SE	42		2,674
Carl Zeiss Meditec AG	1		125
Commerzbank AG (a)	314		2,933
Continental AG	3		163
Covestro AG (e)	5		187
Daimler Truck Holding AG (a)	122		3,765
Delivery Hero SE (a) (e)	4		195
Deutsche Bank AG (Registered)	609		6,841
Deutsche Boerse AG	56		9,638
Deutsche Lufthansa AG (Registered) (a)	162		1,337
Deutsche Post AG (Registered)	269		10,052
Deutsche Telekom AG (Registered)	79		1,574
E.ON SE	705		7,011
Evonik Industries AG	5		99
Fresenius Medical Care AG & Co. KGaA	5		166
Fresenius SE & Co. KGaA	10		288
GEA Group AG	41		1,669
Hannover Rueck SE	18		3,509
HeidelbergCement AG	4		203
HelloFresh SE (a)	4		89
Henkel AG & Co. KGaA	3		165
Infineon Technologies AG	852		25,898
KION Group AG	—	(h)	—	(h)
Knorr-Bremse AG	20		1,071
LEG Immobilien SE	2		118
Mercedes-Benz Group AG	589		38,494
Merck KGaA	42		8,181
MTU Aero Engines AG	14		3,108
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	41		13,351
Nemetschek SE	48		2,437
Puma SE	85		5,151
Rational AG	1		824
Rheinmetall AG	12		2,353
RWE AG	202		8,920
SAP SE	861		88,937
Scout24 SE (e)	2		100
Siemens AG (Registered)	207		28,574
Siemens Energy AG	118		2,209
Siemens Healthineers AG (e)	7		338
Symrise AG, Class A	3		346
Telefonica Deutschland Holding AG	25		62
United Internet AG (Registered)	2		48
Volkswagen AG	22		3,398
Vonovia SE	17		407
Zalando SE (a) (e)	5		192

			371,363

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	21

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Hong Kong — 0.5%
AIA Group Ltd.	486	5,371
BOC Hong Kong Holdings Ltd.	151	513
Budweiser Brewing Co. APAC Ltd. (e)	70	219
CK Asset Holdings Ltd.	82	500
CK Hutchison Holdings Ltd.	110	656
CK Infrastructure Holdings Ltd.	26	133
CLP Holdings Ltd.	67	488
ESR Group Ltd. (e)	81	170
Futu Holdings Ltd., ADR (a)	2	100
Galaxy Entertainment Group Ltd.	89	585
Hang Lung Properties Ltd.	82	160
Hang Seng Bank Ltd.	31	517
Henderson Land Development Co. Ltd.	60	209
HK Electric Investments & HK Electric Investments Ltd.	108	71
HKT Trust & HKT Ltd.	154	189
Hong Kong & China Gas Co. Ltd.	456	432
Hong Kong Exchanges & Clearing Ltd.	49	2,110
Hongkong Land Holdings Ltd.	46	210
Jardine Matheson Holdings Ltd.	7	331
Link REIT	86	630
MTR Corp. Ltd.	63	333
New World Development Co. Ltd.	61	171
Power Assets Holdings Ltd.	57	309
Sino Land Co. Ltd.	140	175
SITC International Holdings Co. Ltd.	55	122
Sun Hung Kai Properties Ltd.	59	806
Swire Pacific Ltd., Class A	20	175
Swire Properties Ltd.	47	120
Techtronic Industries Co. Ltd.	56	622
WH Group Ltd. (e)	340	198
Wharf Real Estate Investment Co. Ltd.	68	396
Xinyi Glass Holdings Ltd.	74	137

		17,158

Ireland — 0.8%
AerCap Holdings NV (a)	37	2,136
AIB Group plc	317	1,218
Bank of Ireland Group plc	314	2,994
CRH plc	18	733
DCC plc	27	1,317
Experian plc	249	8,448
Flutter Entertainment plc (a)	4	556
James Hardie Industries plc	18	327
Kerry Group plc, Class A	70	6,366
Kingspan Group plc	42	2,268
Smurfit Kappa Group plc	6	227

		26,590

Italy — 3.1%
Amplifon SpA	3	92
Assicurazioni Generali SpA	327	5,815
Bio On Spa (a) (bb) (cc)	1	—
Davide Campari-Milano NV	13	131

SECURITY DESCRIPTION	SHARES		VALUE ($)

Italy — continued
DiaSorin SpA	1		87
Enel SpA	2,555		13,740
Eni SpA	953		13,549
Ferrari NV	92		19,829
FinecoBank Banca Fineco SpA	180		2,985
Infrastrutture Wireless Italiane SpA (e)	8		84
Intesa Sanpaolo SpA	4,922		10,904
Mediobanca Banca di Credito Finanziario SpA	177		1,705
Moncler SpA	165		8,793
Nexi SpA (a) (e)	15		116
Poste Italiane SpA (e)	155		1,513
Prysmian SpA	69		2,568
Recordati Industria Chimica e Farmaceutica SpA	34		1,428
Snam SpA	633		3,071
Telecom Italia SpA (a)	248		58
Terna—Rete Elettrica Nazionale	446		3,294
UniCredit SpA	566		8,031

			97,793

Japan — 6.4%
Advantest Corp.	7		448
Aeon Co. Ltd.	24		513
AGC, Inc.	7		239
Aisin Corp.	6		146
Ajinomoto Co., Inc.	17		517
ANA Holdings, Inc. (a)	6		125
Asahi Group Holdings Ltd.	17		526
Asahi Intecc Co. Ltd.	8		130
Asahi Kasei Corp.	46		330
Astellas Pharma, Inc.	68		1,032
Azbil Corp.	4		105
Bandai Namco Holdings, Inc.	7		464
Bridgestone Corp.	21		751
Brother Industries Ltd.	9		133
Canon, Inc.	37		799
Capcom Co. Ltd.	209		6,662
Central Japan Railway Co.	5		663
Chiba Bank Ltd. (The)	20		143
Chubu Electric Power Co., Inc.	24		246
Chugai Pharmaceutical Co. Ltd.	25		633
COLOPL, Inc.	69		329
Concordia Financial Group Ltd.	40		168
CyberAgent, Inc.	16		142
Dai Nippon Printing Co. Ltd.	8		165
Daifuku Co. Ltd.	4		172
Dai-ichi Life Holdings, Inc.	36		818
Daiichi Sankyo Co. Ltd.	65		2,089
Daikin Industries Ltd.	9		1,396
Daito Trust Construction Co. Ltd.	2		235
Daiwa House Industry Co. Ltd.	22		514
Daiwa House REIT Investment Corp., Class A	—	(h)	181
Daiwa Securities Group, Inc.	49		218
DeNA Co. Ltd.	99		1,323

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES		VALUE ($)
Common Stocks — continued
Japan — continued
Denso Corp.	16		785
Dentsu Group, Inc.	8		251
Disco Corp.	1		314
East Japan Railway Co.	11		638
Eisai Co. Ltd.	9		613
ENEOS Holdings, Inc.	114		387
FANUC Corp.	7		1,062
Fast Retailing Co. Ltd.	2		1,278
Fuji Electric Co. Ltd.	5		174
FUJIFILM Holdings Corp.	13		665
Fujitsu Ltd.	7		973
GLP J-REIT	—	(h)	182
GMO Payment Gateway, Inc.	2		132
GungHo Online Entertainment, Inc.	53		861
Hakuhodo DY Holdings, Inc.	9		87
Hamamatsu Photonics KK	5		248
Hankyu Hanshin Holdings, Inc.	8		249
Hikari Tsushin, Inc.	1		99
Hirose Electric Co. Ltd.	1		151
Hitachi Construction Machinery Co. Ltd.	4		89
Hitachi Ltd.	36		1,806
Honda Motor Co. Ltd.	60		1,375
Hoshizaki Corp.	4		141
Hoya Corp.	13		1,274
Hulic Co. Ltd.	14		111
Ibiden Co. Ltd.	4		151
Idemitsu Kosan Co. Ltd.	8		183
Iida Group Holdings Co. Ltd.	5		82
Inpex Corp.	39		414
Isuzu Motors Ltd.	22		249
Ito En Ltd.	2		73
ITOCHU Corp.	44		1,380
Itochu Techno-Solutions Corp.	4		84
Japan Airlines Co. Ltd. (a)	5		110
Japan Exchange Group, Inc.	19		268
Japan Metropolitan Fund Invest	—	(h)	205
Japan Post Bank Co. Ltd.	15		130
Japan Post Holdings Co. Ltd.	88		740
Japan Post Insurance Co. Ltd.	7		130
Japan Real Estate Investment Corp.	—	(h)	202
Japan Tobacco, Inc.	44		893
JFE Holdings, Inc.	18		212
JSR Corp.	7		127
Kajima Corp.	16		182
Kakaku.com, Inc.	5		80
Kansai Electric Power Co., Inc. (The)	26		253
KAO Corp.	18		695
KDDI Corp.	60		1,811
Keio Corp.	4		139
Keisei Electric Railway Co. Ltd.	5		134
Keyence Corp.	7		2,795
Kikkoman Corp.	5		284
Kintetsu Group Holdings Co. Ltd.	6		208
Kirin Holdings Co. Ltd.	31		465

SECURITY DESCRIPTION	SHARES		VALUE ($)

Japan — continued
Kobayashi Pharmaceutical Co. Ltd.	2		137
Kobe Bussan Co. Ltd.	6		161
Koei Tecmo Holdings Co. Ltd.	142		2,563
Koito Manufacturing Co. Ltd.	8		116
Komatsu Ltd.	34		739
Konami Group Corp.	112		5,099
Kose Corp.	1		141
Kubota Corp.	38		516
Kurita Water Industries Ltd.	4		157
Kyocera Corp.	12		591
Kyowa Kirin Co. Ltd.	10		227
Lasertec Corp.	3		441
Lixil Corp.	11		161
M3, Inc.	16		440
Makita Corp.	8		193
Marubeni Corp.	57		655
Mazda Motor Corp.	21		158
McDonald’s Holdings Co. Japan Ltd.	3		122
MEIJI Holdings Co. Ltd.	4		210
MINEBEA MITSUMI, Inc.	13		199
MISUMI Group, Inc.	11		228
Mitsubishi Chemical Group Corp.	47		245
Mitsubishi Corp.	47		1,516
Mitsubishi Electric Corp.	71		707
Mitsubishi Estate Co. Ltd.	44		567
Mitsubishi HC Capital, Inc.	25		121
Mitsubishi Heavy Industries Ltd.	12		470
Mitsubishi UFJ Financial Group, Inc.	442		2,965
Mitsui & Co. Ltd.	53		1,547
Mitsui Chemicals, Inc.	7		153
Mitsui Fudosan Co. Ltd.	34		612
Mitsui OSK Lines Ltd.	13		320
MIXI, Inc.	46		852
Mizuho Financial Group, Inc.	89		1,257
MonotaRO Co. Ltd.	9		131
MS&AD Insurance Group Holdings, Inc.	17		528
Murata Manufacturing Co. Ltd.	21		1,050
NEC Corp.	9		319
Nexon Co. Ltd.	574		12,878
NGK Insulators Ltd.	9		113
Nidec Corp.	17		854
Nihon M&A Center Holdings, Inc.	11		138
Nintendo Co. Ltd.	1,330		55,926
Nippon Building Fund, Inc.	—	(h)	255
Nippon Express Holdings, Inc.	3		160
Nippon Paint Holdings Co. Ltd.	31		241
Nippon Prologis REIT, Inc.	—	(h)	185
Nippon Sanso Holdings Corp.	6		93
Nippon Shinyaku Co. Ltd.	2		102
Nippon Steel Corp.	30		519
Nippon Telegraph & Telephone Corp.	44		1,261
Nippon Yusen KK	18		422
Nissan Chemical Corp.	5		201
Nissan Motor Co. Ltd.	86		269

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	23

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE ($)
Common Stocks — continued
Japan — continued
Nisshin Seifun Group, Inc.	7		92
Nissin Foods Holdings Co. Ltd.	2		182
Nitori Holdings Co. Ltd.	3		392
Nitto Denko Corp.	5		305
Nomura Holdings, Inc.	108		399
Nomura Real Estate Holdings, Inc.	4		94
Nomura Real Estate Master Fund, Inc.	—	(h)	195
Nomura Research Institute Ltd.	12		295
NTT Data Corp.	23		341
Obayashi Corp.	24		182
Obic Co. Ltd.	3		382
Odakyu Electric Railway Co. Ltd.	11		142
Oji Holdings Corp.	30		121
Olympus Corp.	45		799
Omron Corp.	7		333
Ono Pharmaceutical Co. Ltd.	13		313
Open House Group Co. Ltd.	3		102
Oracle Corp. Japan	2		98
Oriental Land Co. Ltd.	7		1,077
ORIX Corp.	44		707
Osaka Gas Co. Ltd.	14		224
Otsuka Corp.	4		132
Otsuka Holdings Co. Ltd.	15		473
Pan Pacific International Holdings Corp.	14		260
Panasonic Holdings Corp.	82		685
Persol Holdings Co. Ltd.	7		140
Rakuten Group, Inc.	32		146
Recruit Holdings Co. Ltd.	53		1,672
Renesas Electronics Corp. (a)	43		384
Resona Holdings, Inc.	80		439
Ricoh Co. Ltd.	21		162
Rohm Co. Ltd.	3		237
SBI Holdings, Inc.	9		173
SCSK Corp.	6		86
Secom Co. Ltd.	8		445
Seiko Epson Corp.	10		150
Sekisui Chemical Co. Ltd.	14		191
Sekisui House Ltd.	23		404
Seven & i Holdings Co. Ltd.	28		1,191
SG Holdings Co. Ltd.	11		148
Sharp Corp.	8		60
Shimadzu Corp.	9		249
Shimano, Inc.	3		411
Shimizu Corp.	20		109
Shin-Etsu Chemical Co. Ltd.	14		1,697
Shionogi & Co. Ltd.	10		489
Shiseido Co. Ltd.	15		725
Shizuoka Financial Group, Inc.	17		132
SMC Corp.	2		877
SoftBank Corp.	106		1,202
SoftBank Group Corp.	45		1,886
Sompo Holdings, Inc.	12		513
Sony Group Corp.	47		3,552
Square Enix Holdings Co. Ltd.	103		4,800

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
Subaru Corp.	23	345
SUMCO Corp.	13	172
Sumitomo Chemical Co. Ltd.	55	198
Sumitomo Corp.	42	693
Sumitomo Electric Industries Ltd.	27	299
Sumitomo Metal Mining Co. Ltd.	9	320
Sumitomo Mitsui Financial Group, Inc.	48	1,943
Sumitomo Mitsui Trust Holdings, Inc.	12	433
Sumitomo Realty & Development Co. Ltd.	12	271
Suntory Beverage & Food Ltd.	5	177
Suzuki Motor Corp.	14	436
Sysmex Corp.	6	374
T&D Holdings, Inc.	20	281
Taisei Corp.	7	219
Takeda Pharmaceutical Co. Ltd.	56	1,740
TDK Corp.	14	465
Terumo Corp.	24	675
TIS, Inc.	8	218
Tobu Railway Co. Ltd.	7	163
Toho Co. Ltd.	4	158
Tokio Marine Holdings, Inc.	68	1,451
Tokyo Electric Power Co. Holdings, Inc. (a)	57	203
Tokyo Electron Ltd.	6	1,645
Tokyo Gas Co. Ltd.	15	284
Tokyu Corp.	20	247
TOPPAN, Inc.	10	143
Toray Industries, Inc.	51	286
Toshiba Corp.	15	504
Tosoh Corp.	10	114
TOTO Ltd.	5	180
Toyota Industries Corp.	6	299
Toyota Motor Corp.	392	5,347
Toyota Tsusho Corp.	8	287
Trend Micro, Inc.	5	234
Unicharm Corp.	15	574
USS Co. Ltd.	8	121
Welcia Holdings Co. Ltd.	4	82
West Japan Railway Co.	8	352
Yakult Honsha Co. Ltd.	5	306
Yamaha Corp.	5	193
Yamaha Motor Co. Ltd.	11	249
Yamato Holdings Co. Ltd.	11	166
Yaskawa Electric Corp.	9	284
Yokogawa Electric Corp.	8	133
Z Holdings Corp.	99	247
ZOZO, Inc.	5	114

		203,830

Jordan — 0.0% (g)
Hikma Pharmaceuticals plc	54	1,011

Luxembourg — 0.2%
ArcelorMittal SA	232	6,113
Aroundtown SA	25	58
Eurofins Scientific SE	3	239

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Luxembourg — continued
Tenaris SA	12	202

		6,612

Macau — 0.0% (g)
Sands China Ltd. (a)	99	324

Netherlands — 6.9%
ABN AMRO Bank NV, CVA, GDR (e)	119	1,654
Adyen NV (a) (e)	1	734
Aegon NV	526	2,666
Akzo Nobel NV	4	291
Argenx SE (a)	1	501
ASM International NV	31	7,748
ASML Holding NV	265	144,620
Euronext NV (e)	25	1,882
EXOR NV (a)	32	2,335
Heineken Holding NV	2	190
Heineken NV	6	594
IMCD NV	15	2,212
ING Groep NV	1,110	13,519
JDE Peet’s NV	45	1,288
Just Eat Takeaway.com NV (a) (e)	5	96
Koninklijke Ahold Delhaize NV	26	734
Koninklijke DSM NV	4	524
Koninklijke KPN NV	78	242
Koninklijke Philips NV	22	327
NN Group NV	82	3,366
OCI NV	3	93
Prosus NV (a)	20	1,398
QIAGEN NV (a)	5	272
Randstad NV	32	1,982
Stellantis NV	1,614	22,923
Universal Music Group NV	18	435
Wolters Kluwer NV	71	7,442

		220,068

New Zealand — 0.0% (g)
Auckland International Airport Ltd. (a)	51	253
Fisher & Paykel Healthcare Corp. Ltd.	24	337
Mercury NZ Ltd.	29	103
Meridian Energy Ltd.	52	174
Spark New Zealand Ltd.	76	261
Xero Ltd. (a)	6	262

		1,390

Norway — 1.0%
Adevinta ASA, Class B (a)	7	48
Aker BP ASA	8	244
DNB Bank ASA	274	5,407
Equinor ASA	363	13,049
Gjensidige Forsikring ASA	59	1,164
Kongsberg Gruppen ASA	24	1,025
Mowi ASA	183	3,120
Norsk Hydro ASA	593	4,429
Orkla ASA	333	2,401

SECURITY DESCRIPTION	SHARES	VALUE ($)

Norway — continued
Salmar ASA	30	1,157
Telenor ASA	17	162
Yara International ASA	4	180

		32,386

Portugal — 0.2%
EDP—Energias de Portugal SA	872	4,346
Galp Energia SGPS SA	191	2,580
Jeronimo Martins SGPS SA	7	152

		7,078

Singapore — 0.3%
CapitaLand Ascendas REIT	137	281
CapitaLand Integrated Commercial Trust	216	330
Capitaland Investment Ltd.	106	293
City Developments Ltd.	17	105
DBS Group Holdings Ltd.	74	1,868
Genting Singapore Ltd.	251	179
Grab Holdings Ltd., Class A (a)	53	170
Jardine Cycle & Carriage Ltd.	4	88
Keppel Corp. Ltd.	59	322
Mapletree Logistics Trust	139	166
Mapletree Pan Asia Commercial Trust	98	122
Oversea-Chinese Banking Corp. Ltd.	138	1,255
Sea Ltd., ADR (a)	15	766
Singapore Airlines Ltd.	55	226
Singapore Exchange Ltd.	32	215
Singapore Technologies Engineering Ltd.	65	162
Singapore Telecommunications Ltd.	337	645
United Overseas Bank Ltd.	48	1,102
UOL Group Ltd.	19	95
Venture Corp. Ltd.	11	144
Wilmar International Ltd.	78	244

		8,778

South Korea — 2.1%
Samsung Electronics Co. Ltd.	909	39,881
Samsung Electronics Co. Ltd. (Registered), GDR	23	25,661

		65,542

Spain — 2.6%
Acciona SA	8	1,516
ACS Actividades de Construccion y Servicios SA	59	1,679
Aena SME SA (a) (e)	20	2,547
Amadeus IT Group SA (a)	11	570
Banco Bilbao Vizcaya Argentaria SA	1,791	10,786
Banco Santander SA	4,948	14,794
CaixaBank SA	1,306	5,121
Cellnex Telecom SA (e)	13	440
Corp. ACCIONA Energias Renovables SA	22	833
EDP Renovaveis SA	94	2,082
Enagas SA	62	1,025
Endesa SA	101	1,894

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	25

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Spain — continued
Ferrovial SA	132	3,469
Grifols SA (a)	7	86
Iberdrola SA	1,902	22,200
Industria de Diseno Textil SA	27	730
Naturgy Energy Group SA	49	1,286
Red Electrica Corp. SA	104	1,804
Repsol SA	527	8,382
Telefonica SA	130	470

		81,714

Sweden — 3.0%
Alfa Laval AB	78	2,271
Assa Abloy AB, Class B	271	5,839
Atlas Copco AB, Class A	728	8,623
Atlas Copco AB, Class B	423	4,508
Boliden AB	121	4,528
Electrolux AB, Class B	5	74
Embracer Group AB, Class B (a)	17	75
Epiroc AB, Class A	179	3,256
Epiroc AB, Class B	106	1,702
EQT AB	87	1,858
Essity AB, Class B	15	384
Evolution AB (e)	4	435
Fastighets AB Balder, Class B (a)	16	73
Getinge AB, Class B	6	118
H & M Hennes & Mauritz AB, Class B	17	184
Hexagon AB, Class B	47	498
Holmen AB, Class B	2	92
Husqvarna AB, Class B	114	798
Industrivarden AB, Class A	39	938
Industrivarden AB, Class C	46	1,109
Indutrade AB	74	1,503
Investment AB Latour, Class B	40	760
Investor AB, Class A	146	2,722
Investor AB, Class B	537	9,716
Kinnevik AB, Class B (a)	72	990
L E Lundbergforetagen AB, Class B	23	960
Lifco AB, Class B	63	1,059
Nibe Industrier AB, Class B	411	3,833
Sagax AB, Class B	5	107
Sandvik AB	289	5,221
Securitas AB, Class B	134	1,114
Skandinaviska Enskilda Banken AB, Class A	476	5,480
Skanska AB, Class B	92	1,463
SKF AB, Class B	104	1,589
Svenska Cellulosa AB SCA, Class B	15	190
Svenska Handelsbanken AB, Class A	429	4,320
Swedbank AB, Class A	266	4,532
Swedish Orphan Biovitrum AB (a)	4	87
Tele2 AB, Class B	14	115
Telefonaktiebolaget LM Ericsson, Class B	71	417
Telia Co. AB	66	168
Volvo AB, Class A	54	1,032
Volvo AB, Class B	409	7,385

SECURITY DESCRIPTION	SHARES		VALUE ($)

Sweden — continued
Volvo Car AB, Class B (a)	437		1,992

			94,118

Switzerland — 20.2%
ABB Ltd. (Registered)	426		12,980
Adecco Group AG (Registered)	43		1,429
Alcon, Inc.	12		837
Bachem Holding AG, Class B	1		72
Baloise Holding AG (Registered)	13		2,075
Banque Cantonale Vaudoise (Registered)	9		852
Barry Callebaut AG (Registered)	3		5,877
BKW AG	7		897
Chocoladefabriken Lindt & Spruengli AG	1		8,835
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(h)	9,259
Cie Financiere Richemont SA (Registered), Class A	421		54,609
Clariant AG (Registered) (a)	5		85
Coca-Cola HBC AG	5		118
Credit Suisse Group AG (Registered)	1,063		3,172
EMS-Chemie Holding AG (Registered)	—	(h)	118
Geberit AG (Registered)	10		4,595
Givaudan SA (Registered)	—	(h)	689
Glencore plc	4,302		28,691
Holcim AG (a)	14		700
Julius Baer Group Ltd.	63		3,666
Kuehne + Nagel International AG (Registered)	15		3,423
Logitech International SA (Registered)	4		266
Lonza Group AG (Registered)	2		892
Nestle SA (Registered)	2,294		264,979
Novartis AG (Registered)	710		64,246
Partners Group Holding AG	7		5,920
Roche Holding AG	239		75,844
Schindler Holding AG	11		2,078
Schindler Holding AG (Registered)	6		1,149
SGS SA (Registered)	2		4,027
SIG Group AG (a)	8		166
Sika AG (Registered)	4		857
Sonova Holding AG (Registered)	1		311
STMicroelectronics NV	446		15,847
Straumann Holding AG (Registered)	3		317
Swatch Group AG (The)	23		6,639
Swatch Group AG (The) (Registered)	42		2,191
Swiss Life Holding AG (Registered)	9		4,681
Swiss Prime Site AG (Registered)	2		165
Swiss Re AG	89		8,308
Swisscom AG (Registered)	1		340
Temenos AG (Registered)	2		87
UBS Group AG (Registered)	986		18,334
VAT Group AG (e)	7		2,011
Zurich Insurance Group AG	44		21,191

			643,825

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2022

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
United Arab Emirates — 0.0%
NMC Health plc (a) (bb) (cc)	16	—

United Kingdom — 14.5%
3i Group plc	287	4,630
abrdn plc	634	1,441
Admiral Group plc	53	1,372
Anglo American plc	560	21,914
Ashtead Group plc	119	6,783
Associated British Foods plc	158	2,989
AstraZeneca plc	508	68,807
Auto Trader Group plc (e)	23	146
AVEVA Group plc	3	116
Aviva plc	825	4,378
BAE Systems plc	848	8,760
Barclays plc	4,736	9,011
Barratt Developments plc	25	121
Berkeley Group Holdings plc	3	115
BP plc	7,171	41,378
British American Tobacco plc	52	2,063
British Land Co. plc (The)	22	104
BT Group plc	172	232
Bunzl plc	91	3,037
Burberry Group plc	316	7,687
CNH Industrial NV	278	4,454
Coca-Cola Europacific Partners plc	5	282
Compass Group plc	43	995
Croda International plc	3	275
Diageo plc	56	2,432
Entain plc	15	232
GSK plc	1,335	23,069
Haleon plc (a)	123	486
Halma plc	9	224
Hargreaves Lansdown plc	106	1,088
HSBC Holdings plc	5,883	36,458
Imperial Brands plc	22	549
Informa plc	35	260
InterContinental Hotels Group plc	4	251
Intertek Group plc	44	2,131
J Sainsbury plc	43	114
JD Sports Fashion plc	64	97
Johnson Matthey plc	5	116
Kingfisher plc	46	131
Land Securities Group plc	17	129
Legal & General Group plc	1,758	5,271
Lloyds Banking Group plc	20,092	10,965
London Stock Exchange Group plc	97	8,330
M&G plc	742	1,678
Melrose Industries plc	1,101	1,773
Mondi plc	12	203
National Grid plc	89	1,070
NatWest Group plc	1,565	4,991
Next plc	3	215
Ocado Group plc (a)	14	106
Pearson plc	16	176
Persimmon plc	8	116

SECURITY DESCRIPTION	SHARES	VALUE ($)

United Kingdom — continued
Phoenix Group Holdings plc	220	1,609
Prudential plc	810	11,044
Reckitt Benckiser Group plc	17	1,210
RELX plc	520	14,380
Rentokil Initial plc	681	4,182
Rio Tinto plc	495	34,853
Rolls-Royce Holdings plc (a)	2,270	2,536
Sage Group plc (The)	25	227
Schroders plc	217	1,141
Segro plc	30	276
Severn Trent plc	6	198
Shell plc	2,769	78,052
Smith & Nephew plc	21	277
Smiths Group plc	98	1,882
Spirax-Sarco Engineering plc	20	2,541
SSE plc	26	536
St. James’s Place plc	160	2,106
Standard Chartered plc	737	5,493
Taylor Wimpey plc	88	108
Tesco plc	182	491
Unilever plc	62	3,136
United Utilities Group plc	17	202
Vodafone Group plc	644	653
Whitbread plc	5	155
WPP plc	27	267

		461,306

United States — 0.0% (g)
Brookfield Renewable Corp., Class A	3	72

Total Common Stocks (Cost $2,923,378)		3,116,043

Preferred Stocks — 1.3%
Germany — 1.1%
Bayerische Motoren Werke AG	44	3,680
Dr Ing hc F Porsche AG (a)	83	8,424
Henkel AG & Co. KGaA	4	306
Porsche Automobil Holding SE	112	6,129
Sartorius AG	1	238
Volkswagen AG	136	16,889

		35,666

South Korea — 0.2%
Samsung Electronics Co. Ltd.	159	6,369

Total Preferred Stocks (Cost $47,318)		42,035

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	27

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)			VALUE ($)
Short-Term Investments — 0.5%
Time Deposits — 0.5%
Australia & New Zealand Banking Group Ltd., 1.56%, 01/03/2023	AUD	140		95
2.30%, 01/03/2023	GBP	1,485		1,796
Brown Brothers Harriman,
(12.63%), 01/02/2023	SEK	—	(h)	—	(h)
0.20%, 01/03/2023	CHF	1,398		1,512
1.00%, 01/02/2023	NOK	4,959		506
1.05%, 01/02/2023	DKK	4,392		632
1.10%, 01/02/2023	EUR	—	(h)	—	(h)
1.56%, 01/03/2023	AUD	—	(h)	—	(h)
1.70%, 01/04/2023	NZD	19		12
1.80%, 01/03/2023	SGD	27		21
2.30%, 01/03/2023	GBP	—	(h)	—	(h)
2.47%, 01/03/2023	HKD	348		45
3.69%, 01/03/2023		—	(h)	—	(h)
4.84%, 01/03/2023	ZAR	—	(h)	—	(h)
Citibank NA, 1.10%, 01/02/2023	EUR	7,138		7,641
3.69%, 01/03/2023		128		128

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Time Deposits — continued
Royal Bank of Canada, 3.06%, 01/03/2023	CAD	238	175
3.69%, 01/03/2023		1,352	1,352
Skandinaviska Enskilda Banken AB, (12.63%), 01/02/2023	SEK	8,309	796
Sumitomo Mitsui Banking Corp.,
(0.33%), 01/04/2023	JPY	82,316	627
3.69%, 01/03/2023		1,110	1,110
Sumitomo Mitsui Trust Bank Ltd., 3.69%, 01/03/2023		780	780

Total Short-Term Investments (Cost $17,228)			17,228

Total Investments — 99.5% (Cost — $2,987,924)			3,175,306

Other Assets in Excess of Liabilities — 0.5%			16,361

NET ASSETS — 100.0%			$3,191,667

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2022:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Amsterdam Index	11	01/2023	EUR	1,652	(28)

ASX SPI 200 Index	1	03/2023	AUD	122	(3)

Euro STOXX 50 Index	334	03/2023	EUR	13,835	(302)

FTSE 100 Index	40	03/2023	GBP	3,601	9

MSCI Emerging Markets Index	11	03/2023	USD	537	(9)

S&P Toronto Stock Exchange 60 Index	1	03/2023	CAD	179	(6)

SGX MSCI Singapore Index	4	01/2023	SGD	88	(1)

TOPIX Index	5	03/2023	JPY	724	(3)

Total unrealized appreciation (depreciation)					(343)

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2022

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022

CVA	— Dutch Certification
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
ZAR	— South African Rand

Summary of Investments by Industry, December 31, 2022

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	12.0%

Food	10.4%

Banks	8.8%

Semiconductors	8.5%

Apparel	8.3%

Oil & Gas	7.2%

Auto Manufacturers	5.3%

Insurance	5.0%

Software	4.1%

Mining	3.5%

Electric	2.9%

Retail	2.7%

Toys/Games/Hobbies	1.8%

Aerospace/Defense	1.7%

Commercial Services	1.7%

Electrical Components & Equipments	1.3%

Miscellaneous Manufacturers	1.2%

Transportation	1.2%

Machinery — Diversified	1.1%

Diversified Financial Services	1.1%

Engineering & Construction	1.0%

Others (Each less than 1.0%)	8.7%

Short-Term Investments	0.5%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

(Amounts in thousands, except per share amounts)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$6,197,633
Cash	113
Deposits at broker for futures contracts	2,626
Prepaid expenses	29
Receivables:
Fund shares sold	6,778
Interest and dividends from non-affiliates	4,418
Tax reclaims	30

Total Assets	6,211,627

LIABILITIES:
Payables:
Investment securities purchased	3,354
Fund shares redeemed	6,335
Variation margin on futures contracts	127
Accrued liabilities:
Investment advisory fees	214
Administration fees	98
Custodian and accounting fees	143
Trustees’ fees	7
Registration and filing fees	207
Other	120

Total Liabilities	10,605

Net Assets	$6,201,022

NET ASSETS:
Paid-in capital	$6,587,235
Total distributable earnings (loss)	(386,213)

Total Net Assets	$6,201,022

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	472,584
Net Asset Value, offering and redemption price per share: (a)	$13.12
Cost of investments in non-affiliates	$6,063,177

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Managed Equity Portfolio International Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$3,175,306
Foreign currency, at value	15
Deposits at broker for futures contracts	1,920
Prepaid expenses	12
Receivables:
Investment securities sold	5
Fund shares sold	1,697
Interest and dividends from non-affiliates	3,465
Tax reclaims	12,644

Total Assets	3,195,064

LIABILITIES:
Payables:
Due to custodian—cash	384
Investment securities purchased	39
Fund shares redeemed	1,976
Variation margin on futures contracts	289
Accrued liabilities:
Investment advisory fees	137
Administration fees	53
Custodian and accounting fees	349
Trustees’ fees	5
Registration and filing fees	59
Other	106

Total Liabilities	3,397

Net Assets	$3,191,667

NET ASSETS:
Paid-in capital	$3,278,821
Total distributable earnings (loss)	(87,154)

Total Net Assets	$3,191,667

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	290,162
Net Asset Value, offering and redemption price per share: (a)	$11.00
Cost of investments in non-affiliates	$2,987,924
Cost of foreign currency	15

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

(Amounts in thousands)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$709
Dividend income from non-affiliates	89,093
Foreign taxes withheld	(26)
Other Income	3

Total investment income	89,779

EXPENSES:
Investment advisory fees	15,471
Administration fees	393
Custodian and accounting fees	601
Professional fees	228
Trustees’ fees	159
Printing and mailing costs	52
Registration and filing fees	280
Transfer agency fees	26
Interest expense	73
Other	185

Total expenses	17,468

Less advisory fees waived	(12,997)

Net expenses	4,471

Net investment income (loss)	85,308

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(479,913)
Futures contracts	(8,806)

Net realized gain (loss)	(488,719)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,015,550)
Futures contracts	(1,475)

Change in net unrealized appreciation (depreciation)	(1,017,025)

Net realized/unrealized gains (losses)	(1,505,744)

Change in net assets resulting from operations	$(1,420,436)

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2022

Six Circles Managed Equity Portfolio International Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3
Dividend income from non-affiliates	109,637
Foreign taxes withheld	(12,578)
Other Income	13

Total investment income	97,075

EXPENSES:
Investment advisory fees	7,540
Administration fees	221
Custodian and accounting fees	1,544
Professional fees	133
Trustees’ fees	88
Printing and mailing costs	27
Registration and filing fees	109
Transfer agency fees	25
Interest expense	178
Other	326

Total expenses	10,191

Less advisory fees waived	(6,038)

Net expenses	4,153

Net investment income (loss)	92,922

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(232,226)
Futures contracts	(4,722)
Foreign currency transactions	(4,255)
Forward foreign currency exchange contracts	733

Net realized gain (loss)	(240,470)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(272,121)
Futures contracts	(809)
Foreign currency translations	(250)

Change in net unrealized appreciation (depreciation)	(273,180)

Net realized/unrealized gains (losses)	(513,650)

Change in net assets resulting from operations	$(420,728)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	33

STATEMENTS OF CHANGES

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$85,308	$43,020
Net realized gain (loss)	(488,719)	136,827
Change in net unrealized appreciation (depreciation)	(1,017,025)	660,633

Change in net assets resulting from operations	(1,420,436)	840,480

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(92,320)	(198,144)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,600,643	2,389,287

NET ASSETS:
Change in net assets	1,087,887	3,031,623
Beginning of year	5,113,135	2,081,512

End of year	$6,201,022	$5,113,135

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$4,805,910	$2,610,690
Distributions reinvested	92,177	197,606
Cost of shares redeemed	(2,297,444)	(419,009)

Total change in net assets resulting from capital transactions	$2,600,643	$2,389,287

SHARE TRANSACTIONS:
Issued	324,608	168,736
Reinvested	6,915	12,153
Redeemed	(165,040)	(26,298)

Change in Shares	166,483	154,591

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Six Circles Managed Equity Portfolio International Unconstrained Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$92,922	$54,078
Net realized gain (loss)	(240,470)	88,323
Change in net unrealized appreciation (depreciation)	(273,180)	190,455

Change in net assets resulting from operations	(420,728)	332,856

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(94,370)	(55,626)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	716,277	1,324,635

NET ASSETS:
Change in net assets	201,179	1,601,865
Beginning of year	2,990,488	1,388,623

End of year	$3,191,667	$2,990,488

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,931,031	$1,471,056
Distributions reinvested	94,213	55,492
Cost of shares redeemed	(1,308,967)	(201,913)

Total change in net assets resulting from capital transactions	$716,277	$1,324,635

SHARE TRANSACTIONS:
Issued	171,535	116,971
Reinvested	8,526	4,461
Redeemed	(120,867)	(16,384)

Change in Shares	59,194	105,048

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Year Ended December 31, 2022	$16.70	$0.20	$(3.58)	$(3.38)	$(0.18)	$(0.02)	$(0.20)
Year Ended December 31, 2021	13.74	0.19	3.46	3.65	(0.15)	(0.54)	(0.69)
Year Ended December 31, 2020	11.00	0.21	2.99	3.20	(0.20)	(0.26)	(0.46)
Period Ended December 31, 2019*	10.00	0.14	1.05	1.19	(0.12)	(0.07)	(0.19)

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

36	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.12	(20.26)%	$6,201,022	0.07%	1.38%	0.28%	49.13%
16.70	26.68	5,113,135	0.07	1.19	0.28	26.74
13.74	29.09	2,081,512	0.09	1.79	0.30	54.88
11.00	11.90	1,420,625	0.11	1.94	0.33	44.20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance:
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio International Unconstrained Fund
Year Ended December 31, 2022	$12.95	$0.34		$(1.96)	$(1.62)	$(0.33)	$—	$(0.33)
Year Ended December 31, 2021	11.03	0.34	(f)	1.83	2.17	(0.25)	—	(0.25)
Year Ended December 31, 2020	10.28	0.21		0.74	0.95	(0.20)	—	(0.20)
Period Ended December 31, 2019*	10.00	0.20		0.24	0.44	(0.16)	—	(0.16)

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(f)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.134% of average net assets for the year ended December 31, 2021.
(g)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(h)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

38	SIX CIRCLES TRUST	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.00	(12.54)%	$3,191,667	0.14	%(e)	0.13%	3.08%		0.34%	81.90%
12.95	19.76	2,990,488	0.12	(g)	0.11	2.70	(f)	0.32	32.44
11.03	9.25	1,388,623	0.20		0.19	2.22		0.40	91.56
10.28	4.41	901,626	0.26	(h)	0.26	2.86		0.48	62.67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2022	SIX CIRCLES TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund are two separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. The Funds are classified as “non-diversified” funds. Each Fund currently offers one class of shares. The Funds commenced operations on April 10, 2019.

The investment objective of each of the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund is to provide capital appreciation.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged a Sub-Adviser to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has designated the Adviser as the Valuation Designee, and the Adviser uses the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally, foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but

40	SIX CIRCLES TRUST	DECEMBER 31, 2022

not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Exchange-traded futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$52,414	$—	$—	$52,414
Communications	785,371	—	—	785,371
Consumer Cyclical	320,696	—	—	320,696
Consumer Non-cyclical	1,568,840	—	—	1,568,840
Energy	343,654	—	—	343,654
Financial	807,435	—	—	807,435
Industrial	545,012	—	—	545,012
Technology	1,552,078	—	—	1,552,078
Utilities	181,692	—	—	181,692

Total Common Stocks	6,157,192	—	—	6,157,192

Short-Term Investments
Time Deposits	—	40,441	—	40,441

Total Investments in Securities	$6,157,192	$40,441	$—	$6,197,633

Appreciation in Other Financial Instruments
Futures contracts	$31	$—	$—	$31

Depreciation in Other Financial Instruments
Futures contracts	$(1,081)	$—	$—	$(1,081)

DECEMBER 31, 2022	SIX CIRCLES TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

Six Circles Managed Equity Portfolio International Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,963	$43,541	$—	$45,504
Austria	—	9,340	—	9,340
Belgium	—	16,828	—	16,828
Canada	33,576	886	—	34,462
Chile	—	3,245	—	3,245
Denmark	—	114,172	—	114,172
Finland	—	30,240	—	30,240
France	—	521,294	—	521,294
Germany	—	371,363	—	371,363
Hong Kong	100	17,058	—	17,158
Ireland	2,136	24,454	—	26,590
Italy	—	97,793	—	97,793
Japan	122	203,708	—	203,830
Jordan	—	1,011	—	1,011
Luxembourg	—	6,612	—	6,612
Macau	—	324	—	324
Netherlands	22,923	197,145	—	220,068
New Zealand	—	1,390	—	1,390
Norway	—	32,386	—	32,386
Portugal	—	7,078	—	7,078
Singapore	936	7,842	—	8,778
South Korea	—	65,542	—	65,542
Spain	—	81,714	—	81,714
Sweden	—	94,118	—	94,118
Switzerland	—	643,825	—	643,825
United Arab Emirates	—	—	—	—
United Kingdom	282	461,024	—	461,306
United States	72	—	—	72

Total Common Stocks	62,110	3,053,933	—	3,116,043

Preferred Stocks
Germany	—	35,666	—	35,666
South Korea	—	6,369	—	6,369

Total Preferred Stocks	—	42,035	—	42,035

Short-Term Investments
Time Deposits	—	17,228	—	17,228

Total Investments in Securities	$62,110	$3,113,196	$—	$3,175,306

Appreciation in Other Financial Instruments
Future contract	$9	$—	$—	$9

Depreciation in Other Financial Instruments
Futures contracts	$(352)	$—	$—	$(352)

There were no significant transfers into or out of level 3 for the year ended December 31, 2022 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Funds used derivative instruments including futures, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

42	SIX CIRCLES TRUST	DECEMBER 31, 2022

terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Note C(1) – C(2) below describe the various derivatives used by the Funds.

(1) Futures Contracts — The Funds used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2) Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of December 31, 2022, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

DECEMBER 31, 2022	SIX CIRCLES TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

(3) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$31

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,081)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Managed Equity Portfolio International Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(352)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2022, by primary underlying risk exposure (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(8,806)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,475)

Six Circles Managed Equity Portfolio International Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(4,722)	$—	$(4,722)
Foreign exchange contracts	—	733	733

Total	$(4,722)	$733	$(3,989)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(809)

44	SIX CIRCLES TRUST	DECEMBER 31, 2022

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the year ended December 31, 2022 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Futures Contracts:
Average Notional Amount Long	$44,738	$38,255
Average Notional Amount Short	—	—
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	—	52,672	(a)
Average Principal Amount Sold	—	47,497	(a)

(a)	Positions were open for 1 month during the period.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date or corporate action date at fair value. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

F. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open periods, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2022, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

DECEMBER 31, 2022	SIX CIRCLES TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

G. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

H. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Annual	Annual
Six Circles Managed Equity Portfolio International Unconstrained Fund	Annual	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”) currently serves as the Sub-Adviser to the Funds. The Sub-Adviser is paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreement.

The Adviser engaged Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Funds have not allocated assets to Russell.

During the reporting period, an affiliate of the Adviser made a payment to the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund of $79,170 relating to a trade error.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3G and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2023, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2023, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes,

46	SIX CIRCLES TRUST	DECEMBER 31, 2022

expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	0.45%
Six Circles Managed Equity Portfolio International Unconstrained Fund	0.50%

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements or waiver by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2023, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2022, there were no amounts reimbursed by the Adviser, nor were there amounts available for potential future recoupment by the Adviser.

G. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security.

During the year ended December 31, 2022, the aggregate value of purchase and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales	Realized gain/loss
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$8,975	$120,760	$(27,061)
Six Circles Managed Equity Portfolio International Unconstrained Fund	967	13,597	137

4. Investment Transactions

During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$5,596,309	$2,990,729	$—	$—
Six Circles Managed Equity Portfolio International Unconstrained Fund	3,181,204	2,436,605	—	—

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since the Funds are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Funds invest in foreign issuers and foreign securities (including depositary receipts) which are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to

DECEMBER 31, 2022	SIX CIRCLES TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

As of December 31, 2022, the Six Circles Managed Equity Portfolio International Unconstrained Fund had non-U.S. country allocations representing greater than 10% of Net Assets as follows:

France	Germany	Switzerland	United Kingdom
16.3%	12.7%	20.2%	14.5%

As of December 31, 2022, a significant portion of the Six Circles Managed Equity Portfolio International Unconstrained Fund net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The value of the Funds’ investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks many of which are designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

48	SIX CIRCLES TRUST	DECEMBER 31, 2022

6. Income Taxes and Distributions to Shareholders

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$6,334,828	$653,108	$(791,353)	$(138,245)
Six Circles Managed Equity Portfolio International Unconstrained Fund	3,115,407	389,431	(329,875)	59,556

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, REITs, straddle loss deferrals, wash sale loss deferrals and mark-to-market investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2022 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$88,583	$3,737	$—	$92,320
Six Circles Managed Equity Portfolio International Unconstrained Fund	94,370	—	—	94,370

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2021 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$104,256	$93,888	$—	$198,144
Six Circles Managed Equity Portfolio International Unconstrained Fund	55,626	—	—	55,626

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$932	$(248,901)	$—	$(138,245)
Six Circles Managed Equity Portfolio International Unconstrained Fund	502	(147,216)	—	59,560

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark-to-market futures contracts, REITS, straddle loss deferrals and mark-to-market investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

As of December 31, 2022, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$169,820	$79,082
Six Circles Managed Equity Portfolio International Unconstrained Fund	96,574	50,642

7. Ownership Concentration

As of December 31, 2022, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund each had one affiliated omnibus account for the benefit of its clients which owned approximately 99% of its outstanding shares.

DECEMBER 31, 2022	SIX CIRCLES TRUST	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (continued)

8. New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2024. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that require disclosure.

50	SIX CIRCLES TRUST	DECEMBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund (two of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 and for the period April 10, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the three years in the period ended December 31, 2022 and for the period April 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

DECEMBER 31, 2022	SIX CIRCLES TRUST	51

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund on July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Actual	$1,000.00	$1,004.30	$0.40	0.08%
Hypothetical	1,000.00	1,024.80	0.41	0.08
Six Circles Managed Equity Portfolio International Unconstrained Fund
Actual	1,000.00	1,081.80	0.73	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52	SIX CIRCLES TRUST	DECEMBER 31, 2022

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022:

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Record Date	12/14/2022	12/14/2022
Payable Date	12/16/2022	12/16/2022
Ordinary Income:
Qualified Dividend Income for Individuals	94.95%	95.70%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	92.55%	—
Foreign Source Income	—	100.00%
Foreign Tax Paid Per Share	—	0.043283
Interest from Tax-Exempt Obligations	—	—
Interest from Federal Obligations	—	—
Long-Term Capital Gain Dividend	0.007907	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

DECEMBER 31, 2022	SIX CIRCLES TRUST	53

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179. The Funds’ Statement of Additional Information includes additional information about the Trustees, and is available, without charge, by calling collect at 1-212-464-2070, or on the Six Circles Funds’ website at www.sixcirclesfunds.com.

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	11	Global Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Independent Director, Lottery.com (2021-2022); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016 present).	11	Independent Trustee, Board Chair, Virginia 529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation.
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

Kevin Klingert (1962)*; Trustee since 2022	Retired; President, Russell Investments Group, Ltd. (April 2021–October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016–2017); Managing Director, Morgan Stanley Investment Management Inc. (2007–2016).	11	Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021–October 2022).

(1)	The Trustee serve for an indefinite term.
(2)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes three registered investment companies (11 funds).

*

From April 12, 2021, to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for at least two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in the Russell Investment Group, Ltd. or Russell Investments Implementation Services, LLC.

54	SIX CIRCLES TRUST	DECEMBER 31, 2022

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017)

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016)

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018)

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Vice President, JP Morgan Securities LLC (2017-2019); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017)

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)

DECEMBER 31, 2022	SIX CIRCLES TRUST	55

Feb 2019

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2022. All rights reserved. December 31, 2022.

Item 2. Code of Ethics.

As of the period ended December 31, 2022 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (212) 464-2070.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Neil Medugno possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Neil Medugno as the Registrant’s audit committee financial expert. Neil Medugno is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm, are for services rendered for the fiscal years ended December 31, 2022 and December 31, 2021;

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $497,257 for 2022 and $429,202 for 2021.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 for 2022 and $0 for 2021.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning was $95,279 for 2022 and $95,279 for 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and loc al entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2021.

(e)(1)	Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 100%; and Other Fees were 0%.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 for 2022 and $0 for 2021.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) (b)	Not Applicable. Not Applicable.

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Six Circles Trust

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title: President - Principal Executive Officer
Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title: President - Principal Executive Officer
Date: March 8, 2023

By: (Signature and Title)

/s/ Gregory McNeil
Gregory McNeil
Title: Treasurer - Principal Financial Officer

Date: March 8, 2023